                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.        )

     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [_]
     Check the appropriate box:
     [x]   Preliminary Proxy Statement      [_] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)
     [_]   Definitive Proxy Statement
     [_]   Definitive Additional Materials
     [_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Washington Construction Group, Inc.
________________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

     [_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.

     [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-16(i)(3).

     [x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          (1)    Title of each class of securities to which transaction applies:

                         Common Stock, par value $0.01
________________________________________________________________________________
          (2)    Aggregate number of securities to which transactionapplies:

                         24,123,000
________________________________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          The fee is based on the market value of the registrant's common stock to be issued in connection with the merger described in the Proxy Statement. The market value of $241,230,000 was determined by the product of the average of the high and low prices of the registrant's common stock reported on the New York Stock Exchange on June 13, 1996 ($10.00) and 24,123,000 shares of registrant's common stock to be issued in connection with the merger.

________________________________________________________________________________
          (4)    Proposed maximum aggregate value of transaction:

                         $241,230,000

_______________________________________________________________________________
          (5)    Total fee paid:  $48,246
________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.
________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)    Amount Previously Paid:
________________________________________________________________________________
          (2)    Form, Schedule or Registration Statement No.:
________________________________________________________________________________
          (3)    Filing Party:
________________________________________________________________________________
          (4)    Date Filed:

PRELIMINARY COPY

                      WASHINGTON CONSTRUCTION GROUP, INC.
                            27400 East Fifth Street
                           Highland, California 92346

                            __________________, 1996

Dear Stockholder:

          You are cordially invited to attend a Special Meeting of Stockholders of Washington Construction Group, Inc., a Delaware corporation ("WCGI"), to be held at ________________ on _____________, 1996, at __________ a.m. (the
"Special Meeting").

          At the Special Meeting, you will be asked to consider and vote upon two related proposals (the "Merger Proposals") which provide for (i) the merger (the "Merger") of Morrison Knudsen Corporation, a Delaware corporation ("MK"), with and into WCGI, with WCGI continuing as the surviving corporation, and
(ii) certain amendments to WCGI's Restated and Amended Certificate of Incorporation. In the Merger, among other things, WCGI will (i) provide $13,300,000 in cash and issue a number of newly-issued shares of common stock, par value $0.01 per share, of WCGI ("WCGI Common Stock") (approximately 24,123,000 shares) equal to 45% of the issued and outstanding shares of WCGI Common Stock after giving effect to the shares issued in connection with the Merger; (ii) issue WCGI's Series A Preferred Stock for the benefit of certain creditors of MK; (iii) repay and/or refinance borrowings under MK's debtor-in-possession credit facility; and (iv) distribute to holders of record of MK's common stock, par value $0.01 per share, immediately prior to the effective time of the Merger warrants to purchase 2,765,000 shares of WCGI Common Stock at $12.00 per share for a term of five years.

          The Merger will be effected pursuant to a joint prepackaged plan of reorganization of MK and certain subsidiaries of MK under Chapter 11 of the United States Code (the "Bankruptcy Code").

          THE APPROVAL OF EACH OF THE MERGER PROPOSALS IS CONDITIONED UPON APPROVAL OF BOTH OF THE MERGER PROPOSALS. ACCORDINGLY, A VOTE AGAINST EITHER OF THE MERGER PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST BOTH OF THE MERGER PROPOSALS.

          Pursuant to a letter dated as of May 16, 1996, Dennis R. Washington, who beneficially owns 68.5% of the outstanding WCGI Common Stock, agreed to cause all shares of WCGI Common Stock beneficially owned by him to be voted in favor of the approval of the Merger Proposals at the Special Meeting. As a result, there are a sufficient number of shares of WCGI Common Stock to be voted in favor of the Merger Proposals for approval and adoption at the Special Meeting without the affirmative vote of any other holder of WCGI Common Stock.

          The Merger Proposals are more fully described in the accompanying Proxy Statement, including discussions therein concerning WCGI's reasons for the Merger and the factors which should be considered in connection with your vote on the Merger. Please review this information carefully.

          After careful consideration, WCGI's Board of Directors believes that the Merger is in the best interests of WCGI and its stockholders. Therefore, the Board of Directors has unanimously approved the Merger Proposals, and recommends that the stockholders VOTE IN FAVOR of the Merger Proposals.

                                 Sincerely,



                                 John H. Wimberly
                                 President and Chief Executive Officer

PRELIMINARY COPY

                      WASHINGTON CONSTRUCTION GROUP, INC.
                            27400 East Fifth Street
                           Highland, California 92346

                       ----------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To Be Held on ________, 1996

                       ----------------------------------

To the Stockholders of
Washington Construction Group, Inc.:

     Notice is Hereby Given that the Special Meeting of Stockholders (the "Special Meeting") of Washington Construction Group, Inc., a Delaware corporation ("WCGI"), will be held at __________________, on ___________, 1996, to consider and act upon:

          1. Two related proposals (the "Merger Proposals"), more fully described in the accompanying Proxy Statement and Appendix and Exhibits thereto, which provide for the following:

               Proposal One: Approval and adoption of the Restructuring and Merger Agreement dated as of May 28, 1996, between WCGI and Morrison Knudsen Corporation, a Delaware corporation ("MK"), providing for the merger (the "Merger") of MK with and into WCGI, with WCGI continuing as the surviving corporation. In the Merger, among other things, WCGI will (i) provide $13,300,000 in cash and issue a number of newly-issued shares of common stock, par value $0.01 per share, of WCGI ("WCGI Common Stock") (approximately 24,123,000 shares) equal to 45% of the issued and outstanding shares of WCGI Common Stock after giving effect to the shares issued in connection with the Merger; (ii) issue WCGI's Series A Preferred Stock for the benefit of certain creditors of MK; (iii) repay and/or refinance borrowings under MK's debtor-in-possession credit facility; and (iv) distribute to holders of record of MK's common stock, par value $0.01 per share, immediately prior to the effective time of the Merger warrants to purchase 2,765,000 shares of WCGI Common Stock at $12.00 per share for a term of five years. Approval and adoption of the Merger Agreement will also constitute approval of the transactions contemplated thereby.

               Proposal Two: Approval of amendments to WCGI's Restated and Amended Certificate of Incorporation (the "Certificate of Incorporation") to become effective upon the effective time of the Merger, among other things, (i) changing of the corporate name of WCGI to "Morrison Knudsen Corporation"; (ii) increasing the number of total authorized shares of WCGI Common Stock from 39,000,000 to 100,000,000 and the number of total authorized shares of WCGI's preferred stock, par value $0.01 per share from 1,000,000 to 10,000,000;
          (iii) eliminating stockholders' ability to remove a director of WCGI without cause, (iv) eliminating stockholders' ability to call a special meeting of the stockholders, (v) eliminating the ability of stockholders of WCGI to act by written consent, (vi) changing the required vote of the stockholders to amend or repeal WCGI's Bylaws,
          (vii) changing the required vote of the stockholders to amend certain provisions of WCGI's Certificate of Incorporation; and
          (viii) prohibiting WCGI from issuing any nonvoting equity securities as required by Chapter 11 of the United States Code.

          THE APPROVAL OF EACH OF THE MERGER PROPOSALS IS CONDITIONED UPON THE APPROVAL OF BOTH OF THE MERGER PROPOSALS. ACCORDINGLY, A VOTE AGAINST EITHER OF THE MERGER PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST BOTH OF THE MERGER PROPOSALS.

          2. Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

          Pursuant to a letter dated as of May 16, 1996, Dennis R. Washington, who beneficially owns 68.5% of the outstanding WCGI Common Stock, agreed to cause all shares of WCGI Common Stock beneficially owned by a him to be voted in favor of the approval of the Merger Proposals at the Special Meeting. As a result, there are a sufficient number of shares of WCGI Common Stock to be voted in favor of the Merger Proposals for approval and adoption at the Special Meeting without the affirmative vote of any other holder of WCGI Common Stock.

     The Board of Directors of WCGI has fixed the close of business on ______________, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the offices of WCGI located at 27400 East Fifth Street, Highland, California 92346, at least ten days prior to the Special Meeting.

     Whether or not you plan to attend the Special Meeting, please execute, date and return promptly the enclosed form of proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States.

                              By Order of the Board of Directors
                              WASHINGTON CONSTRUCTION GROUP, INC.



                              Walter J. Orze
                              Secretary

_______________, 1996


TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

PRELIMINARY COPY

                      WASHINGTON CONSTRUCTION GROUP, INC.

                        Special Meeting of Stockholders
                         To Be Held on __________, 1996
                                PROXY STATEMENT

                       ----------------------------------

     This Proxy Statement is being furnished to the stockholders of Washington Construction Group, Inc., a Delaware corporation ("WCGI or Washington"), in connection with the solicitation of proxies by the Board of Directors to be used at the Special Meeting of the stockholders of WCGI (the "Special Meeting") to be held on __________, 1996, at __________________________.

     At the Special Meeting, the stockholders of WCGI will be asked to consider and vote upon the following two related proposals (the "Merger Proposals"):
(a) approval and adoption of the Restructuring and Merger Agreement dated as of May 28, 1996 (the "Merger Agreement"), between WCGI and Morrison Knudsen Corporation, a Delaware corporation ("MK"), providing for the merger (the "Merger") of MK with and into WCGI, with WCGI continuing as the surviving corporation, and (b) approval of certain amendments to WCGI's Restated and Amended Certificate of Incorporation (the "Certificate of Incorporation") to become effective upon the effective time of the Merger (the "Effective Time").

     Under the Merger Agreement, WCGI will (i) provide $13,300,000 in cash and issue a number of newly-issued shares of WCGI Common Stock (approximately 24,123,000 shares) equal to 45% of the issued and outstanding shares of WCGI Common Stock after giving effect to the shares issued in connection with the Merger; (ii) issue WCGI's Series A Preferred Stock for the benefit of certain creditors of MK; (iii) repay and/or refinance borrowings under MK's debtor-in-possession credit facility; and (iv) distribute to holders of record of MK's common stock, par value $0.01 per share ("MK Common Stock"), immediately prior to the Effective Time warrants to purchase 2,765,000 shares of WCGI Common Stock at $12.00 per share for a term of five years. The Merger will be effected pursuant to a joint prepackaged plan of reorganization (the "Plan") of MK and certain subsidiaries of MK under Chapter 11 of the Bankruptcy Code. Approval and adoption of the Merger Agreement will also constitute approval of the transactions contemplated thereby.

     Copies of the Merger Agreement and the Certificate of Incorporation are attached as Exhibits 1 and 4, respectively, to this Proxy Statement.

     See "Risk Factors" on pages 12 through 18 for a discussion of certain considerations which should be carefully considered in evaluating and voting on the Merger Proposals and the transactions contemplated thereby.

     This Proxy Statement and the accompanying form of proxy are first being mailed or delivered to the stockholders of WCGI on or about __________, 1996. WCGI Common Stock is quoted on the New York Stock Exchange, Inc. ("NYSE") under the symbol "WAS." On June 11, 1996, the last reported sale price for a share of WCGI Common Stock on NYSE was $10.13.

                             AVAILABLE INFORMATION

     Statements contained in this Proxy Statement relating to the contents of any contract or other document referred to herein are not necessarily complete, and reference is made to the copy of such contract or such other document, each such statement being qualified in all respects by such reference.

     WCGI and MK are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by WCGI and MK can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities maintained by the Commission at its regional offices located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Additionally, WCGI Common Stock and MK Common Stock are listed on the NYSE. Reports, proxy statements and other information with respect to WCGI and MK should be available at the library of the NYSE, 20 Broad Street, New York, New York 10005.

     All information concerning MK contained in this Proxy Statement has been furnished by MK. No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by WCGI, MK or any other person.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by WCGI are incorporated by reference in this Proxy Statement:

     1.   WCGI's Current Report on Form 8-K filed on May 31, 1996;

     2.   WCGI's Current Report on Form 8-K filed on May 20, 1996;

     3.   WCGI's Proxy Statement for the 1996 Annual Meeting of Stockholders;

     4. WCGI's Quarterly Report on Form 10-Q for the three months ended February 29, 1996; and

     5. WCGI's Annual Report on Form 10-K for the fiscal year ended November 30, 1995.

     All documents filed by WCGI with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and shall be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement in this Proxy Statement or in any other subsequently filed document which is deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     This Proxy Statement incorporates by reference documents relating to WCGI which are not presented herein or delivered herewith. Documents relating to WCGI (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) are available without charge to any person, including any beneficial owner, to whom this Proxy Statement is delivered, upon request from WCGI, Attention: Investor Relations, 27400 East Fifth Street, Highland, California 92346 (telephone: (909) 425-4200). To ensure timely delivery of the documents in advance of the Special Meeting, requests should be received at least seven days before the date of Special Meeting.

     THIS PROXY STATEMENT, INCLUDING THE COMBINED COMPANY PROJECTIONS AND THE EXHIBITS HERETO, AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN, CONTAIN PROJECTED FINANCIAL INFORMATION AND CERTAIN OTHER FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ALL OF WHICH ARE BASED ON VARIOUS ESTIMATES AND ASSUMPTIONS. SUCH INFORMATION AND STATEMENTS ARE SUBJECT TO INHERENT UNCERTAINTIES AND TO A WIDE VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE RISKS, INCLUDING, AMONG OTHERS, THOSE DESCRIBED HEREIN. SEE "RISK FACTORS." CONSEQUENTLY, ACTUAL EVENTS, CIRCUMSTANCES, EFFECTS AND RESULTS MAY VARY SIGNIFICANTLY FROM THOSE INCLUDED IN OR CONTEMPLATED BY SUCH PROJECTED FINANCIAL INFORMATION AND SUCH OTHER FORWARD-LOOKING STATEMENTS. THE PROJECTED FINANCIAL INFORMATION CONTAINED HEREIN IS THEREFORE NOT NECESSARILY INDICATIVE OF THE FUTURE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF WCGI, MK AND THE COMBINED ENTITY OF WCGI AND MK, WHICH MAY VARY SIGNIFICANTLY FROM THOSE SET FORTH IN SUCH PROJECTED FINANCIAL INFORMATION. CONSEQUENTLY, THE PROJECTED FINANCIAL INFORMATION AND OTHER FORWARD LOOKING STATEMENTS CONTAINED HEREIN SHOULD NOT BE REGARDED AS REPRESENTATIONS BY WCGI, MK OR ANY OTHER PERSON THAT THE PROJECTED CONDITION OR RESULTS CAN OR WILL BE ACHIEVED. ALL SUBSEQUENT WRITTEN OR ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO WCGI OR PERSONS ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED BY THE FACTORS DESCRIBED IN THIS PROXY STATEMENT THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM WCGI'S EXPECTATIONS.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

AVAILABLE INFORMATION......................................................   ii

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................   ii

SUMMARY....................................................................    1
     The Companies.........................................................    1
     The Special Meeting...................................................    2
     Vote Required; Agreement of Principal Stockholder.....................    2
     The Merger............................................................    2
     Principal Terms of the Merger.........................................    3
     MK Plan of Reorganization.............................................    3
     Certain Conditions to the Merger; Termination Provisions..............    3
     Amendments to WCGI's Certificate of Incorporation.....................    3
     Recommendation of the Board of Directors of WCGI......................    3
     Risk Factors..........................................................    4
     Dividends on WCGI Common Stock........................................    4
     Accounting Treatment..................................................    4
     Listing on the New York Stock Exchange................................    4
     Interests of WCGI Management in the Merger............................    4
     Certain Federal Income Tax Considerations; Possible Loss of
      Corporation Tax Benefits.............................................    4
     Appraisal Rights......................................................    5
     Selected Financial Information........................................    6
     Selected Unaudited Pro Forma Financial Information....................    7
     Comparative Per Share Data............................................    8
     Market Prices And Dividends...........................................    9

VOTING AND PROXIES.........................................................   10
     Record Date...........................................................   10
     Proxies...............................................................   10
     Quorum................................................................   10
     Vote Required.........................................................   11

RISK FACTORS...............................................................   12
     Risks Related to the Business of MK, Washington and the Combined
      Company..............................................................   12
     Potential Inability to Integrate MK...................................   15
     Risks Relating to the Projections.....................................   16
     Assumptions Regarding Value of MK Assets..............................   16
     Noncomparability of Historical Financial Information..................   16
     Certain Risks Associated with the Chapter 11 Cases and the Merger.....   16
     Dividend Restrictions.................................................   17
     Securities Litigation.................................................   17
     Certain Effects of the Merger on the Rights of the Stockholders of
      WCGI.................................................................   17

THE MERGER.................................................................   19
     Background of the Merger..............................................   19
     Recommendation of the Board of Directors of WCGI......................   21
     Chapter 11 Proceedings................................................   23
     MK Plan of Reorganization.............................................   24
     Operations of the Combined Company....................................   25
     Certain Federal Income Tax Consequences...............................   26
     Other Indebtedness of the Combined Company............................   28

                          --------------------------

                                                                            Page
                                                                            ----

     Interests of WCGI Management in the Merger............................   28
     Dividends on WCGI Common Stock........................................   28
     Accounting Treatment..................................................   28
     Appraisal Rights......................................................   28
     Regulatory Approvals..................................................   28
     Certain MK Legal Proceedings..........................................   29
     Boise Landlord Negotiations...........................................   31

THE MERGER AGREEMENT.......................................................   31
     Conversion of Securities..............................................   31
     Representations and Warranties........................................   32
     Certain Covenants.....................................................   32
     Conditions to the Merger..............................................   34
     Indemnification and Insurance.........................................   36
     Termination...........................................................   36
     Expenses..............................................................   38
     Employment Agreements.................................................   38
     Washington Agreement..................................................   38

SECURITIES TO BE ISSUED AND TRANSFERRED UNDER THE PLAN.....................   39
     Merger Shares.........................................................   39
     The Warrants..........................................................   39
     Series A Preferred Stock..............................................   40
     Registration Rights Agreement.........................................   41
     Applicability of Federal and Other Securities Laws....................   43

THE COMBINED COMPANY PRO FORMA INFORMATION.................................   44

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF THE COMBINED COMPANY..........................   53

BUSINESS OF MK.............................................................   53

PROPOSAL TO AMEND WCGI'S CERTIFICATE OF INCORPORATION......................   54
     Change the Corporate Name of WCGI.....................................   54
     Increase in WCGI's Authorized Capital Stock...........................   54
     Removal of Directors..................................................   54
     Special Meeting of Stockholders.......................................   54
     Stockholder Action by Written Consent.................................   55
     Amendments to the Bylaws..............................................   55
     Amendments to the Certificate of Incorporation........................   55
     Prohibition of Issuance of Nonvoting Stock............................   55
     Potential Anti-Takeover Effects.......................................   55
     Changes in Ownership of WCGI Resulting from the Merger................   56

SECURITY OWNERSHIP OF THE COMBINED COMPANY.................................   57
     Certain Stockholders..................................................   57
     Beneficial Ownership of Stock by Management...........................   58

MANAGEMENT OF THE COMBINED COMPANY.........................................   59
     Board of Directors....................................................   59

                          --------------------------

                                                                            Page
                                                                            ----

     Board Committees......................................................   60
     Director Nomination Procedures........................................   61
     Director Stock Options and Compensation...............................   61
     Executive Officers....................................................   61
     Executive Compensation................................................   62
     Limitation of Liability; Indemnification of Directors and Officers....   63
     Directors' and Officers' Insurance....................................   65

CERTAIN TRANSACTIONS.......................................................   67

DESCRIPTION OF WCGI CAPITAL STOCK..........................................   69
     Common Stock..........................................................   69
     Preferred Stock.......................................................   69
     Potential Anti-Takeover Effects.......................................   70
     Delaware General Corporation Law Section 203..........................   70

INDEPENDENT AUDITORS.......................................................   71

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 1997 ANNUAL MEETING................................................   71

OTHER MATTERS..............................................................   72



APPENDIX A   -   The Combined Company Projections..........................  A-1

APPENDIX B   -   Form of Proxy.............................................  B-1

EXHIBIT 1    -   Restructuring and Merger Agreement........................  1-1

EXHIBIT 2    -   Warrant Agreement.........................................  2-1

EXHIBIT 3    -   Registration Rights Agreement.............................  3-1

EXHIBIT 4    -   Restated and Amended Certificate of Incorporation.........  4-1

EXHIBIT 5    -   Restated and Amended Bylaws...............................  5-1

EXHIBIT 6    -   MK's Quarterly Report on Form 10-Q for the three months
                 ended March 31, 1996......................................  6-1

EXHIBIT 7    -   MK's Annual Report on Form 10-K for the fiscal year
                 ended December 31, 1995...................................  7-1

                                    SUMMARY

       The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement and Appendix and Exhibits hereto. Stockholders are urged to read this Proxy Statement and its Appendix and Exhibits before voting on the matters discussed herein.

       As used herein, the term "WCGI or Washington" refers to Washington Construction Group, Inc., including, unless the context otherwise requires, its subsidiaries, and the term "MK" refers to Morrison Knudsen Corporation including, unless the context otherwise requires, its subsidiaries.

The Companies

       WCGI. WCGI is a diversified heavy construction company with more than 30 years experience in the infrastructure, contract mining, environmental remediation, commercial construction and construction materials markets. WCGI, through its subsidiaries, owns one of the largest heavy construction and earthmoving equipment fleets in the United States and serves both public and private customers throughout the Western United States.

       WCGI (formerly named Kasler Holding Company) was formed in April 1993 to become the parent corporation of Kasler Corporation, a California corporation ("Kasler"), and WCG Holdings, Inc., a Montana corporation ("WCG Holdings"), the parent of Washington Contractors Group, Inc., a Montana corporation ("Washington Contractors"). The combination of these companies (the "Combination") was effected July 12, 1993. Pursuant to the Combination, each outstanding share of Kasler common stock was converted into one share of WCGI Common Stock, and all of the outstanding shares of WCG Holdings' common stock, all of which were held by Dennis R. Washington and his wife, were exchanged for an aggregate of 19,459,473 shares of WCGI Common Stock. See "Security Ownership of the Combined Company." WCGI conducts all of its operations through Kasler, Pomeroy Corporation, and the subsidiaries of Washington Contractors: Conda Mining, Inc., Washington Construction Co., Industrial Constructors Corp., Blue Diamond Materials, Inc., WCG Leasing, Inc. and Pro Builders Corp.

       WCGI's principal executive offices are located at 27400 East Fifth Street, Highland, California 92346, and its telephone number is (909) 425-4200.

       MK. MK is a diversified world-wide construction company with more than 84 years of experience. MK engages in all types of general construction work including industrial, heavy civil and marine, mechanical, pipeline, building and underground, for a wide range of public and private customers throughout the world. In addition, MK renders design services in practically all engineering disciplines. Other markets for its services include nuclear and fossil-fueled power plants, environmental and hazardous waste abatement and operations and maintenance for military and commercial facilities. As a general contractor, MK provides construction services in accordance with the terms and specifications of each contract, including planning and scheduling, marshalling of manpower, procurement of equipment and materials, awarding of subcontracts and direction and overall management of the project. MK also operates through a number of domestic and foreign subsidiaries, coal and lignite mines in the United States and Germany under long-term mining services contracts. Morrison-Knudsen Company, Inc., predecessor to MK, was incorporated in 1932 as a Delaware corporation.

       MK's principal executive offices are located at Morrison Knudsen Plaza, Boise, Idaho 83729, and its telephone number is (208) 386-5000.

       The Combined Company. Upon the consummation of the Merger, the combined entity of WCGI and MK (the "Combined Company") will continue to operate the businesses presently operated by WCGI and MK. It is contemplated that, following the consummation of the Merger, the Combined Company will implement a strategic plan intended to create opportunities for cost reduction and synergism in the business operations of WCGI and MK on a combined basis.

The Special Meeting

       Date, Time and Place. The Special Meeting of the stockholders of WCGI will be held on _________, 1996 at ____________________.

       Record Date, Shares Entitled to Vote. Holders of record of WCGI Common Stock at the close of business on _________, 1996 (the "Record Date") will be entitled to notice of and to vote at the WCGI Special Meeting. Holders of WCGI Common Stock are entitled to one vote for each share of WCGI Common Stock held by them. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of WCGI Common Stock is necessary to constitute a quorum at the Special Meeting.

       Purpose of the Special Meeting. At the Special Meeting, the stockholders of WCGI will be asked to act upon two related proposals to the Merger:
(i) approval and adoption of the Merger Agreement, and (ii) approval of certain amendments to WCGI's Certificate of Incorporation to become effective upon the Effective Time. Unless the context indicates otherwise, this Proxy Statement assumes that the effectiveness of the Merger and the Plan will occur simultaneously.

Vote Required; Agreement of Principal Stockholder

       The affirmative vote of the holders of a majority of the outstanding shares of WCGI Common Stock is required to adopt and approve each of the Merger Proposals. As of the Record Date, ________ shares of WCGI Common Stock were issued and outstanding, of which ___% were beneficially owned by directors, executive officers and affiliates of WCGI (excluding _______ shares which may be acquired upon exercise of options which are exercisable within 60 days of the Record Date). See "Voting and Proxies--Vote Required."

       Pursuant to a letter dated as of May 16, 1996, Dennis R. Washington, who beneficially owns 68.5% of the outstanding WCGI Common Stock, agreed to cause all shares of WCGI Common Stock beneficially owned by a him to be voted in favor of the approval of the Merger Proposals at the Special Meeting. As a result, there are a sufficient number of shares of WCGI Common Stock to be voted in favor of the Merger Proposals for approval and adoption at the Special Meeting without the affirmative vote of any other holder of WCGI Common Stock.

       WCGI STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES AND WILL NOT NEED TO EXCHANGE THEIR CERTIFICATES AFTER THE MERGER.

The Merger

       On the terms and subject to the conditions of the Merger Agreement, at the Effective Time, MK will be merged with and into WCGI, with WCGI continuing as the surviving corporation, which will thereupon change its name to "Morrison Knudsen Corporation." As a result of the Merger, among other effects, (i) the separate corporate existence of MK will cease, (ii) all property and rights of MK and WCGI as of the Effective Time will be property and rights of the Combined Company, and (iii) all liabilities and obligations of MK and WCGI (including, without limitation, all of the obligations of MK under the Plan) will be liabilities and obligations of the Combined Company.

Principal Terms of the Merger

       Under the Merger Agreement, WCGI will (i) provide $13,300,000 in cash (the "Cash Distribution") and issue a number of newly-issued shares of WCGI Common Stock (approximately 24,123,000 shares) (the "Merger Shares") equal to 45% of the issued and outstanding shares of WCGI Common Stock after giving effect to the shares issued in connection with the Merger; (ii) issue and WCGI's Series A Preferred Stock (as defined below) for the benefit of certain creditors of MK; (iii) repay and/or refinance borrowings under MK's debtor-in-possession credit facility (the "DIP Facility"); and (iv) distribute to holders of record of MK Common Stock immediately prior to the Effective Time warrants to purchase 2,765,000 shares of WCGI Common Stock at $12.00 per share for a term of five years. The Merger will be effected pursuant to the Plan. See "The Merger Agreement."

MK Plan of Reorganization

       The Merger will be effected pursuant to the Plan which provides for the restructuring of MK's liabilities and will result in the elimination of substantially all of MK's existing senior debt obligations. In general, the Plan provides for, among other things, (i) distributions by MK of certain non-core assets (principally common stock of MK Rail Corporation, a Delaware corporation ("MK Rail"), a note payable by MK Rail (the "MK Rail Note") and up to $18 million of tax refunds) to certain creditors of MK, (ii) issuance by WCGI of the Merger Shares and the distribution by WCGI of the Cash Distributions to certain creditors of MK, (iii) the repayment and/or refinancing by WCGI of the DIP Facility, and (iv) the issuance by WCGI of the Warrants to the holders of MK Common Stock. The Plan is subject to certain conditions, including the entry of the order of the United States District Court having jurisdiction over the Chapter 11 Cases (the "Bankruptcy Court") confirming the Plan pursuant to
Section 1129 of the Bankruptcy Code (the "Confirmation Order"). See "The Merger--MK Plan of Reorganization."

Certain Conditions to the Merger; Termination Provisions

       The obligations of Washington and MK to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the Merger of certain conditions. See "The Merger Agreement--Conditions to the Merger." The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual agreement of Washington and MK and under certain specified circumstances by Washington or MK. See "The Merger Agreement--Termination."

Amendments to WCGI's Certificate of Incorporation

       The Board of Directors of WCGI has approved certain amendments to WCGI's Certificate of Incorporation to become effective upon the Effective Time, including: (i) changing of the corporate name of WCGI to "Morrison Knudsen Corporation"; (ii) increasing the number of total authorized shares of WCGI Common Stock from 39,000,000 to 100,000,000 and the number of total authorized shares of WCGI's preferred stock, par value $0.01 per share ("WCGI Preferred Stock") from 1,000,000 to 10,000,000; (iii) eliminating stockholders' ability to remove a director of WCGI without cause; (iv) eliminating stockholders' ability to call a special meeting of the stockholders; (v) eliminating the ability of stockholders of WCGI to act by written consent; (vi) changing the required vote of the stockholders to amend or repeal WCGI's Bylaws; (vii) changing the required vote of the stockholders to amend certain provisions of WCGI's Certificate of Incorporation; and (viii) prohibiting WCGI from issuing any nonvoting equity securities as required by the Bankruptcy Code. See "Proposal to Amend WCGI's Certificate of Incorporation" and "Description of WCGI Capital Stock."

Recommendation of the Board of Directors of WCGI

       The Board of Directors of WCGI believes that the terms of the Merger are fair and in the best interests of WCGI and its stockholders. Accordingly, the Board of Directors of WCGI has unanimously approved the Merger Proposals and unanimously recommends a vote FOR approval and adoption of the

Merger Proposals by the stockholders of WCGI. See "The Merger--Recommendation of the Board of Directors of WCGI." See also "Risk Factors" for a discussion of factors which should be carefully considered by the stockholders of WCGI in connection with evaluating and voting on the Merger Proposals and the transactions contemplated thereby.

Risk Factors

       The businesses of WCGI and MK after the Merger will be subject to many risks, including, among others: the potential inability to integrate their operations efficiently; certain effects of the Merger on the rights of WCGI stockholders; intense competition in WCGI's and MK's businesses, particularly those portions relating to engineering and construction contracts obtained through the competitive bidding processes; continued deterioration of MK's business; the potential loss of significant numbers of key professionals of MK; potential inability to obtain government contracts; risks present in the construction business, including unforeseen conditions encountered during construction, the impact of inflation upon costs and financing requirements of clients and changes in political and legal circumstances; unique risks in connection with foreign operations; potential inability to obtain and maintain sufficient bonding capacity; and potential liability relating to certain environmental matters.

       For a more detailed discussion of these and other risk factors in connection with the Merger, see "Risk Factors" on pages 12 through 18.

Dividends on WCGI Common Stock

       WCGI has not declared stockholder dividends since 1994. WCGI's credit agreement restricts WCGI's ability to pay dividends. It is not anticipated that dividends will be paid at any time in the foreseeable future with respect to WCGI Common Stock. See "The Merger--Dividends on WCGI Common Stock."

Accounting Treatment

       The Merger will be accounted for as a purchase, with WCGI as acquirer, in accordance with generally accepted accounting principles. See "The Merger-- Accounting Treatment."

Listing on the New York Stock Exchange

       WCGI Common Stock is currently listed on the NYSE under the symbol "WAS" and is expected to continue to be listed on the NYSE but under a new symbol "MKC." MK Common Stock is currently listed on the NYSE under the symbol "MRN." Upon the consummation of the Merger, MK Common Stock will be delisted from the NYSE and deregistered under the Exchange Act. See "The Merger Agreement--Certain Covenants--NYSE Listing."

Interests of WCGI Management in the Merger

       In considering the recommendations of WCGI's Board of Directors, stockholders should be aware that certain members of WCGI's management and Board of Directors have certain interests in the Merger that are in addition to the interests of WCGI stockholders generally. See "Management of the Combined Company--Director Stock Options and Compensation," "--Executive Compensation," "--Limitation of Liability; Indemnification of Directors and Officers," "Directors' and Officers' Insurance" and "Certain Transactions."

Certain Federal Income Tax Considerations; Possible Loss of Corporation Tax Benefits

       It is not expected that MK will be required to recognize any cancellation of indebtedness income by reason of the Plan because, under Section 108 of the Internal Revenue Code of 1986, as amended (the

"Code"), cancellation of indebtedness income will not be recognized if the cancellation of indebtedness occurs in a case under the Bankruptcy Code. To the extent that MK avoids recognition of cancellation of indebtedness income because of the cases commenced under the Bankruptcy Code by MK (the "Chapter 11 Cases"), MK will be required to reduce certain of its tax attributes (such as its net operating loss carryforward and/or the tax basis in its assets) by the amount of the cancellation of indebtedness income avoided. Reduction of these tax attributes could result in a material future tax cost to the Combined Company.

       MK reported net operating loss carryforwards of approximately $100 million at December 31, 1995. It is anticipated that as of the Effective Time, MK's NOL carryforwards will have increased significantly. Such increase is reflected in "The Combined Company Pro Forma Information" (as defined below) and "The Combined Company Projections" (as defined below). Section 382 of the Code will substantially limit the Combined Company's annual use of such net operating loss carryforwards after consummation of the Plan. In addition, the Merger will cause MK's net operating losses through the Effective Time to be subject to the SRLY rules of the Code, which in general will mean that such losses may be used by the Combined Company only to offset MK income after the Merger. See "The Merger--Certain Federal Income Tax Consequences."

Appraisal Rights

       Holders of WCGI Common Stock are not entitled under Delaware General Corporation Law (the "DGCL") law to dissenters' rights of appraisal in connection with the Merger.

                         Selected Financial Information

       The following selected financial information is derived from the historical consolidated financial statements of WCGI. The financial information set forth below should be read in conjunction with WCGI's consolidated financial statements, the related notes thereto and the other financial information incorporated by reference in this Proxy Statement.



                                               Washington Construction Group, Inc.
                                            (In thousands, except per share amounts)
                                                      Fiscal Year Ended                      Three Months Ended
                                                          November 30,                    February 28  February 29
                                   -----------------------------------------------------  -----------  -----------
                                   1991/(1)/   1992/(1)/   1993/(1)/   1994      1995         1995         1996
                                   ---------   ---------   ---------   ----      ----         ----         ----
                                                                                                 (Unaudited)

Operations Summary:
 Revenue.......................    $144,905    $133,555    $210,184  $258,739  $228,537       $36,785      $62,006
 Net income (loss).............      19,502      13,271       6,937       657     8,165           662         (788)
 Net income (loss) per share...        1.88        1.28        0.39      0.02      0.28          0.02        (0.03)
 Dividends declared per share..       $0.87       $0.99       $0.05     $0.05        --            --           --

                                                         As of                                    As of
                                                      November 30,                       February 28  February 29
                                 ------------------------------------------------------  -----------  -------------
                                  1991/(1)/   1992/(1)/      1993      1994      1995         1995         1996
                                  ---------   ---------      ----      ----      ----         ----         ----
                                                                                                 (Unaudited)
Financial Position Summary:
 Total assets..................   $75,467     $76,011      $185,761  $182,618  $185,301     $172,832     $184,465
 Long-term debt................        --          --            --     5,490     5,042        5,389        4,934
 Stockholders' equity..........   $50,430     $53,425      $120,390  $119,956  $128,951     $121,247     $128,172

- ----------------------
(1) On July 12, 1993, WCG Holdings and Kasler became wholly owned subsidiaries of WCGI (formerly Kasler Holding Company). The transaction was accounted for under the purchase method of accounting, with WCG Holdings treated as the acquiring entity. The Operations Summary and Financial Position Summary include the results and financial positions of WCG Holdings prior to July 12, 1993, and of WCGI after July 12, 1993. WGC Holdings' per share amounts have been restated to retroactively reflect the issuance of 19,478 shares of WCGI Common Stock on July 12, 1993, for all outstanding shares of WCG Holdings' common stock.


                          Morrison Knudsen Corporation

       Financial information for MK is set forth in MK's Quarterly Report on Form 10-Q for the three months ended March 31, 1996 and MK's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, which are attached hereto as Exhibit 6 and 7, respectively, and are incorporated herein by reference.

               Selected Unaudited Pro Forma Financial Information

       The following unaudited selected financial information is derived from the Unaudited Pro Forma Combined Condensed Consolidated Financial Information and related notes (the "Combined Company Pro Forma Information") included elsewhere in this Proxy Statement.



                                  (In thousands, except per share amounts)

                                     Fiscal Year        Three Months
                                        Ended               Ended
                                     November 30,        February 29,
                                       1995/(1)/           1996/(1)/
                                       ---------           ---------
Operations Summary:
 Revenue.....................         $1,780,685            $386,209
 Net income..................              7,036               4,458
 Net income per share/(2)/...               0.13                0.08

                                                          February 29,
                                                           1996/(1)/
                                                           ---------
Financial Position Summary:
 Total assets................                               $824,091
 Long-term debt..............                                  4,934
 Stockholders' equity........                                336,982


- ----------------------
Note: No dividends were declared by WCGI or MK in fiscal 1995 or the first quarter of fiscal 1996.

(1) The reference to the fiscal year ended November 30 means the fiscal years ended November 30 for WCGI and December 31 for MK, and the reference to the three months ended February 29 means the three month periods ended February 29 for WCGI and March 31 for MK.

(2) Combined Company pro forma per share data is based on 53,601 shares of WCGI Common Stock assumed to be outstanding for fiscal 1995 and 53,605 shares assumed to be outstanding for the first quarter of fiscal 1996.

                           Comparative Per Share Data

       The following table presents historical and pro forma per share data for WCGI and historical and equivalent pro forma per share information for MK after giving effect to the Merger using the purchase method of accounting, assuming the Merger had been effective during all periods presented. The pro forma data does not purport to be indicative of future operations or the results that would have occurred had the Merger been consummated at the beginning of the periods presented. The information set forth below should be read in conjunction with the financial statements and notes thereto of WCGI incorporated herein by reference, the financial statements and notes thereto of MK included elsewhere in this Proxy Statement and the Combined Company Pro Forma Information included elsewhere in this Proxy Statement.



                                                    Fiscal Year    Three Months
                                                       Ended          Ended
                                                    November 30,   February 29,
                                                      1995/(1)/      1996/(1)/
                                                      ---------      ---------
     WCGI
Income (loss) per share
     Historical..................................         $0.28         ($0.03)
     Pro forma...................................          0.13           0.08
Stockholders' equity per share
     Historical..................................          4.37           4.35
     Pro forma...................................          6.28           6.29

     MK
Income (loss) per share from continuing
 operations
     Historical..................................         (2.41)          0.01
     Equivalent pro forma net income per share
     of WCGI Common Stock........................          0.06           0.04
Stockholders' equity (deficiency) per share
     Historical..................................         (5.75)         (5.74)
     Equivalent pro forma net stockholders'
     equity per share of WCGI Common Stock.......          2.83           2.83


- ----------------------
Note: No dividends were declared by WCGI or MK in fiscal 1995 or the first quarter of fiscal 1996.

(1) The reference to the fiscal year ended November 30 means the fiscal years ended November 30 for WCGI and December 31 for MK, and the reference to the three months ended February 29 means the three month periods ended February 29 for WCGI and March 31 for MK.

                          Market Prices And Dividends

     WCGI Common Stock and MK Common Stock are quoted on the NYSE under the symbol "WAS" and "MRN," respectively. The tables below set forth, for the fiscal quarters indicated, the high and low sale prices per share quoted on the NYSE for WCGI Common Stock and MK Common Stock. The information with respect to NYSE quotations reflects interdealer prices, without retail markup, markdown or commissions and may not represent actual transactions.


       WCGI
                                           High     Low     Dividends
                                           ----     ---     ---------
Fiscal Year ended November 30, 1994:
 First Quarter..........................   $10.63   $7.00       $0.05
 Second Quarter.........................    10.63    6.13        --
 Third Quarter..........................     7.00    5.00        --
 Fourth Quarter.........................     6.50    4.38        --

Fiscal Year ended November 30, 1995:
 First Quarter..........................    $6.13   $3.88        --
 Second Quarter.........................     6.75    5.00        --
 Third Quarter..........................     6.38    5.13        --
 Fourth Quarter.........................    $6.25   $5.38        --

Fiscal Year ending November 30, 1996:
 First Quarter..........................    $8.13   $5.38        --
 Second Quarter.........................    11.00    7.88        --
 Third Quarter (through June 11, 1996)..    10.88   10.13        --

       MK
                                          High      Low     Dividends
                                          ----      ---     ---------
Fiscal Year ended December 31, 1994:
 First Quarter..........................   $29.12  $24.37       $0.20
 Second Quarter.........................    29.87   20.12        0.20
 Third Quarter..........................    21.50   15.12        0.20
 Fourth Quarter.........................    17.87   12.25        0.20

Fiscal Year ended December 31, 1995:
 First Quarter..........................   $13.00   $5.62         --
 Second Quarter.........................     9.50    4.75         --
 Third Quarter..........................     9.62    6.00         --
 Fourth Quarter.........................     8.00    4.00         --

Fiscal Year ending December 31, 1996:
 First Quarter..........................    $4.37   $1.25         --
 Second Quarter (through June 11, 1996).     2.87     .75         --

       The last reported sale price per share of WCGI Common Stock and MK Common Stock on May 16, 1996, the last trading day preceding public announcement that WCGI and MK had reached an agreement in principle to merge, was $8.38 and $1.50, respectively, and on May 28, 1996, the last trading day preceding public announcement that WCGI and MK had signed a definitive merger agreement, was $10.25 and $1.37, respectively. On June 11, 1996, the last reported sale prices per share for WCGI Common Stock and MK Common Stock on the NYSE Composite Tape were $10.13 and $1.25, respectively.

       Stockholders are urged to obtain current market quotations.

                               VOTING AND PROXIES

Record Date

       The Board of Directors of WCGI has fixed the close of business on __________, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of shares of WCGI Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, _________ shares of WCGI Common Stock were outstanding and held of record by approximately ____ stockholders.

Proxies

       When a proxy card is returned, properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not attend the Special Meeting and does not return the signed proxy card, such stockholder's shares will not be voted. If a stockholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares will be voted FOR approval of the Merger Proposals. As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time and/or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of WCGI, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares of WCGI Common Stock and delivering it to the Secretary of WCGI before the taking of the vote at the Special Meeting, or (iii) attending the Special Meeting and voting in person (i.e., attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). In addition, brokers who hold shares of WCGI Common Stock as nominees will not have discretionary authorization to vote such shares on any of the matters to be voted thereon in the absence of instructions from the beneficial owners. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Washington Construction Group, Inc., 27400 East Fifth Street, Highland, California, 92346 Attention: Corporate Secretary, or hand delivered to the Secretary of WCGI at or before the taking of the vote at the Special Meeting.

       WCGI will bear the cost of the solicitation of proxies from its stockholders. Proxies may be solicited by means of the mails, facsimile transmissions, telephone, telegraph or in person by WCGI's directors, executive officers and other regular employees, none of whom will receive any special or additional compensation for their services, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and WCGI will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Quorum

       The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of WCGI Common Stock is necessary to constitute a quorum at the Special Meeting. Under WCGI's Bylaws and the DGCL, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Vote Required

       WCGI stockholders are entitled to one vote at the Special Meeting for each share of WCGI Common Stock held of record by them on the Record Date. The affirmative vote of the holders of a majority of the outstanding shares of WCGI Common Stock is required to approve each of the Merger Proposals. Accordingly, abstentions and broker non-votes will have the same effect as votes against the Merger Proposals. Any other proposal to come before the Special Meeting would require the approval of a majority of the shares of WCGI Common Stock present and entitled to vote at the Special Meeting. Therefore, as to a particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal. Each of the Merger Proposals will be voted upon separately. HOWEVER, THE APPROVAL OF EACH OF THE MERGER PROPOSALS IS CONDITIONED UPON THE APPROVAL OF BOTH THE MERGER PROPOSALS. ACCORDINGLY, A VOTE AGAINST EITHER OF THE MERGER PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST BOTH OF THE MERGER PROPOSALS.

       Pursuant to a letter dated as of May 16, 1996, Dennis R. Washington, who beneficially owns 68.5% of the outstanding WCGI Common Stock, agreed to cause all shares of WCGI Common Stock beneficially owned by a him to be voted in favor of the approval of the Merger Proposals at the Special Meeting. As a result, there are a sufficient number of shares of WCGI Common Stock to be voted in favor of the Merger Proposals for approval and adoption at the Special Meeting without the affirmative vote of any other holder of WCGI Common Stock.

       As of the Record Date, WCGI's directors and executive officers may be deemed to be beneficially owners of an aggregate of ________ shares of WCGI Common Stock (excluding _______ shares which may be acquired upon exercise of options or other rights which are exercisable within 60 days of the Record
Date), or approximately ___% of the then outstanding shares of WCGI Common Stock. See "Security Ownership of the Combined Company." WCGI has been advised that its directors and executive officers intend to vote in favor of the Merger Proposals.

                                  RISK FACTORS

       In connection with the Merger, the WCGI stockholders are being asked to approve, among other things, the Merger Agreement and the issuance of the WCGI Common Stock pursuant thereto and certain amendments to WCGI's Certificate of Incorporation. If the Merger is consummated, the WCGI stockholders will be subject to certain risks, including the risks inherent in MK's business, several of which are also applicable to WCGI's business. WCGI stockholders should carefully consider the following risk factors in evaluating whether to approve the Merger in addition to the other information contained or incorporated by reference in this Proxy Statement. Information contained or incorporated by reference in this Proxy Statement contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology or which constitute projected financial information. The following matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those contemplated in such forward-looking statements.

Risks Related to the Business of MK, Washington and the Combined Company

       Industry Cyclicality. Demand for the services to be offered by the Combined Company has been, and is expected to continue to be, subject to significant fluctuations due to a variety of factors beyond the control of the Combined Company, including economic conditions. During economic downturns, the ability of both private and governmental entities in targeted markets to make capital expenditures on infrastructure improvement may decline significantly. There can be no assurance that economic conditions generally will be favorable or that there will not be significant fluctuations adversely affecting the industry as a whole or key markets targeted by the Combined Company and, as a result, the Combined Company and its financial results. In addition, the Combined Company's operations will be in part dependent upon governmental funding of infrastructure and environmental projects. Significant changes in the level of government funding of these projects could have a favorable or unfavorable impact on the operating results of the Combined Company.

       Business and Competition. MK's competitive position in the markets that it serves has been adversely impacted by limited bonding capacity and its lack of financial flexibility that, among other things, inhibit its ability to secure project financing. Washington and MK are engaged in highly competitive businesses, particularly those portions relating to engineering and construction contracts that are gained through competitive bidding processes. Washington and MK compete with other general and specialty contractors, both foreign and domestic, including small local contractors. Certain competitors have a substantially stronger financial position than do Washington and MK. While WCGI's management believes that the Combined Company will be able to compete effectively, there can be no assurance that the Combined Company will be able to compete successfully for new projects following the consummation of the Merger.

       Certain Timing Considerations. MK's business operations have been adversely affected by its poor financial condition, and by the reluctance of many customers and potential customers to engage MK on new or additional projects. Since January 1, 1996, MK has experienced a significant decline in new business booked. In addition, MK's primary assets are its highly skilled professionals, who have the ability to leave MK and so deprive it of the skill and knowledge essential for performance of new and existing contracts. MK is a service business; it is highly dependent on its customers' and potential customers' belief that MK will perform professional tasks of the highest standards over extended periods of time. Continued deterioration of MK's business, or the loss of significant numbers of key professionals, could have a material adverse effect on the Combined Company.

       Government Contracts. U.S. Government contracts historically have been a significant part of MK's businesses, accounting for over 20% of MK's revenue during each of the past three fiscal years. MK's poor financial condition may have a disproportionately adverse impact on MK's ability to obtain new U.S. Government contracts during the period in which MK is soliciting approvals of the Plan or is in court proceedings pursuant to the Plan. MK's management believes that it is unlikely that any U.S. Government procurement officer will award new contracts to MK during the period MK is pursuing relief under the Bankruptcy Code.

       Although WCGI's management believes that following the consummation of the Plan the Combined Company should be in good position to obtain U.S. Government contracts, there can be no assurance that such will be the result. In the event that the Combined Company is unable to obtain new U.S. Government contracts, there would be a material adverse effect on the Combined Company.

       MK has a number of cost reimbursement contracts with various agencies of the U.S. Government, the allowable costs of which are subject to audit by the U.S. Government. As a result of such audits, U.S. Government auditors assert from time to time that certain costs claimed as reimbursable under government contracts either were not allowable costs or were not allocable in accordance with federal government regulations. The resolution of these audits may result in various sanctions including repayments of amounts previously paid by the U.S. Government to MK. Some audits have resulted in cost disallowances and claims for reimbursement by the government.

       Fixed Price Contracts and Other Project Risks. In connection with their engineering and construction business, Washington and MK, in order to balance risk with reward, enter into three basic types of contracts: fixed-price or lump-sum contracts providing for a single price for the total amount of work to be performed, unit-price contracts providing for a specified price for each unit of work performed, under which both risk and anticipated income are the highest, and cost-type contracts (including cost-plus) providing for reimbursement of allowable or otherwise defined costs incurred plus a fee, under which risk is minimal and anticipated income is earned solely from the fee received for services provided. In connection with its engineering contracts, including design and program management, compensation is typically on a cost-plus-fee basis.

       Regardless of the type of contract, the construction business has always been subject to unusual risks, including unforeseen conditions encountered during construction, the impact of inflation upon costs and financing requirements of clients and changes in political and legal circumstances, particularly since contracts for major projects are performed over extended periods of time. Other risks include the failure of third party project participants, including joint venture partners and subcontractors, to obtain required permits or to perform essential functions on a timely basis, the failure of local governing authorities to take certain necessary actions, opposition by community groups in the locality of a project or by other interested third parties to the project's development, and the failure to obtain adequate financing for the project. Foreign operations and joint ventures are particularly vulnerable to changing political and economic environments, foreign currency controls and fluctuations, civil disturbances, labor strikes and other uncertainties associated with operations in foreign countries. See "--Foreign Operations." Washington and MK may be exposed to significant risks and uncertainties in the performance of contracts, particularly fixed-price contracts. Although Washington and MK constantly seek to minimize and spread the risks over a large number of contracts, losses on a particular contract or contracts could occur, and the Combined Company may experience significant changes in operating results on a quarterly or annual basis.

       Because of the size and complexity of major infrastructure projects, a relatively small number of projects has provided a significant percentage of Washington's and MK's respective revenues in a given year. It is expected that the Combined Company will also have a dependence on such major projects. The loss of one or more major contracts or a financial loss incurred by the Combined Company with respect to its performance under one or more major contracts could have a material adverse effect on the Combined Company or its financial results.

       Foreign Operations. The Combined Company will continue to pursue project opportunities throughout the world through foreign and domestic subsidiaries as well as agreements with foreign joint venture partners. Such foreign operations are subject to uncertain political and economic environments, potential incompatibility with foreign joint venture partners, foreign currency controls and fluctuations, civil disturbances, labor strikes, as well as other uncertainties associated with operations in foreign countries. Events outside of the Combined Company's control may limit or disrupt operations, restrict the movement of funds, result in deprivation of contract rights, increase foreign taxation or limit repatriation of earnings. In addition, in certain cases applicable law and joint venture or other agreements may provide that each joint venture partner is jointly and severally liable for all liabilities of the venture.

       MK's Employees. One of MK's primary assets is its group of highly skilled professionals, who have the ability to leave MK and so deprive it of the skill and knowledge essential for performance of new and existing contracts. MK is a service business which is highly dependent on its customers' and potential customers' belief that MK will perform professional tasks of the highest standards over an extended period of time. Continued deterioration of MK's business, or loss of a significant number of key professionals, will have a material adverse effect on the Combined Company.

       Other Operating Factors. Unforeseen circumstances encountered during the development of projects often require changes in the scope of work or additional work that are authorized by the project owner but not priced. This process often results in claims against the owner which are negotiated or litigated after a project is completed. The outcome of the claims resolution process is often determinative of the financial success of a project. Cost overruns resulting from unapproved and disputed change orders may adversely affect financial results in the period incurred. The receipt of proceeds from claims resolution may beneficially affect the Combined Company's financial results in the period received. Contract mining services operations may also be adversely affected by weather conditions, the potential for changes in technology, demand, product substitution and political factors.

       Capital Requirements. The Combined Company's businesses are expected to require large amounts of working capital. While the projected financial information contained in this Proxy Statement relating to the Combined Company (the "Combined Company Projections") assumes that the Combined Company will generate sufficient funds to meet its working capital needs for the foreseeable future, the ability of the Combined Company to gain access to additional capital, if needed, cannot be assured, particularly in view of competitive factors and industry conditions. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Combined Company."

       Certain Federal Income Tax Considerations; Possible Loss of Corporation Tax Benefits. It is not expected that MK will be required to recognize any cancellation of indebtedness income by reason of the Plan because, under Section 108 of the Code, cancellation of indebtedness income will not be recognized if the cancellation of indebtedness occurs in a case under the Bankruptcy Code. To the extent that MK avoids recognition of cancellation of indebtedness income because of the Chapter 11 Cases, MK will be required to reduce certain of its tax attributes (such as its net operating loss carryforward and/or the tax basis in its assets) by the amount of the cancellation of indebtedness income avoided. Reduction of these tax attributes could result in a material future tax cost to the Combined Company.

       MK reported net operating loss carryforwards of approximately $100 million at December 31, 1995. It is anticipated that as of the Effective Time, MK's NOL carryforwards will have increased significantly. Such increase is reflected in "The Combined Company Pro Forma Information" and "The Combined Company Projections." Section 382 of the Code will substantially limit the Combined Company's annual use of such net operating loss carryforwards after consummation of the Plan. In addition, the Merger will cause MK's net operating losses through the Effective Time to be subject to the SRLY rules of the Code, which in general will mean that such losses may be used by the Combined Company only to offset MK income after the Merger. See "The Merger--Certain Federal Income Tax Consequences."

       Backlog. Backlog consists of uncompleted portions of engineering and construction contract revenue including the proportionate share of construction joint venture contract revenue, the next five-year portion of long-term mining services contract revenue and the funded and unfunded portions of long-term contract and subcontract revenue with various agencies of the U.S. Government. Washington and MK have a number of contracts and subcontracts with various agencies of the U.S. Government principally for environmental remediation and restoration work, which contracts extend beyond one year and for which government funding has not yet been approved. All contracts with agencies of the U.S. Government and some commercial and foreign contracts are subject to unilateral termination at the option of the customer. In the event of a termination, Washington and MK would not receive projected revenues or profits associated with the terminated portion of such contracts.

       Bonding. Washington's and MK's businesses are highly dependent on its ability to obtain construction bond coverages sufficient to meet bid requirements imposed by potential customers. Although it is expected that the Combined Company will initially have sufficient bonding capacity for its expected businesses, no assurance can be given in this regard, and the failure to obtain and maintain sufficient bonding capacity could have a material adverse effect on the Combined Company.

       Environmental Matters. The Combined Company will be subject to a variety of environmental laws and regulations governing, among other things, discharges to air and water, the handling, storage, and disposal of hazardous or solid waste materials and the remediation of contamination associated with releases of hazardous substances. Such laws and regulations and the risk of attendant litigation can cause significant delays to a project and add significantly to its cost. Violations of these environmental laws and regulations could subject the Combined Company and its management to civil and criminal penalties and other liabilities.

       Various federal, state and local environmental laws and regulations, as well as common law, may impose liability for property damage and costs of investigation and cleanup of hazardous or toxic substances on property currently or previously owned by Washington or MK or arising out of Washington's and MK's waste management activities. Such laws may impose responsibility and liability without regard to knowledge of or causation of the presence of the contaminants, and the liability under such laws is joint and several. Washington and MK have potential liabilities associated with their past waste disposal activities and with their current and prior ownership of certain property. In general, the management of Washington believes that the likely amount of such liabilities will not be material, because either Washington and MK may have a valid defense to liability with respect to a given site or Washington or MK should only be responsible for a small percentage of the total cleanup costs with respect to a given site. However, because liability under such laws is joint and several, no assurances can be given that the Combined Company will not eventually be responsible for all or a substantial portion of the liabilities associated with one or more of these sites, which liabilities could be material either individually or in the aggregate. For further information regarding environmental claims against MK and Washington, see MK's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 at pages I-9 through I-11 included in Exhibit 7 attached hereto and the Washington's Quarterly Report on Form 10-Q for the three months ended February 29, 1996, at pages 9 through 10 incorporated herein by reference.

       The U.S. Environmental Protection Agency (the "EPA") has suggested that a subsidiary of Washington could be named as a potentially responsible party with respect to mining waste contamination at a mine near Summitville, Colorado. The Summitville mine, which covers approximately 550 acres, has been intermittently mined since the late 1800s. From July 1985 to June 1989, the subsidiary conducted site preparation, construction, surface mining and crushing activities under the supervision and direction of the most recent operator of the mine. In December 1992, after the operator abandoned the mine, the EPA took over site maintenance activities. In 1994, the EPA added the mine to the Superfund National Priorities List. The subsidiary has been informed that the estimated remediation cost of the site is approximately $200.0 million, of which approximately $105.0 million had been incurred as of the date hereof. Although Washington believes that there are approximately 20 potentially responsible parties which respect to the site, and that the Combined Company and its subsidiaries should not be held liable and would have valid defenses to any assertion of liability with respect to the site, there can be no assurance that the Combined Company will not eventually be held responsible for material liabilities associated with the mine.

       Other Considerations. The business of WCGI is subject to certain of the considerations relating to the business of MK described above. WCGI, like MK, is a general contractor in the construction industry, and as such its operating results are subject to fluctuations due to various factors described above.

Potential Inability to Integrate MK

       There can be no assurance that the expectations regarding the future operations of the Combined Company described in "The Merger--Recommendation of the Board of Directors of WCGI" will be fulfilled. The success of the Merger will depend in part on the ability of the Combined Company to effectively integrate the businesses of Washington and MK. The process of integrating the businesses of Washington and MK may involve unforeseen difficulties and may require a disproportionate amount of time and attention of the Combined Company's management and financial and other resources of the Combined Company. Although it is anticipated that the Merger will provide the opportunity for synergism and efficiencies, there can be no assurance as to the timing or amount of synergism or efficiencies that may ultimately be attained. Certain of the anticipated benefits of the Merger may not be achieved if the Combined Company's operations are not successfully integrated in a timely manner. The difficulties of such integration may initially be increased by the necessity of coordinating geographically separated organizations and integrating personnel with disparate business backgrounds and corporate cultures. There can be no assurance that the Combined Company will be able to integrate effectively the Combined Company's operations or, even if integrated, that the Combined Company's operating performance will be successful. If WCGI and MK are not successful in integrating their corporate strategies and operations or if their integrated operations fail to achieve market acceptance, the business of the Combined Company could be adversely affected. In addition, following the Merger, implementation of the Combined Company's business strategy will be subject to numerous other contingencies beyond the control of the Combined Company, including general and regional economic conditions, interest rates, competition, changes in regulation and the ability to attract and maintain skilled employees. As a result, no assurance can be given that the Merger will be successful or that the Combined Company's business strategies will prove effective or that the Combined Company will achieve its goals.

Risks Relating to the Projections

       The management of Washington and MK have prepared the Combined Company Projections in connection with the development of the Plan to present the projected effects of the Plan and the transactions contemplated thereby if the Merger is consummated. The Combined Company Projections assume the Plan and the transactions contemplated thereby will be implemented in accordance with their terms. The assumptions and estimates underlying such Combined Company Projections are inherently uncertain and are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those projected, including, among others, those enumerated in "The Combined Company Projections" attached hereto as Appendix A. Accordingly, the Combined Company Projections are not necessarily indicative of the future financial condition or results of operations of the Combined Company, which may vary significantly from those set forth in the Combined Company Projections. Consequently, the projected financial information contained herein should not be regarded as a representation by MK, MK's advisors, Washington, Washington's advisors or any other person that the Combined Company Projections can or will be achieved. See "The Combined Company Projections" attached hereto as Appendix A.

Assumptions Regarding Value of MK Assets

       It has been determined in the preparation of the Combined Company Pro Forma Information and the Combined Company Projections included elsewhere in this Proxy statement that the historical book value of MK's assets generally approximates the fair value thereof, except for specific adjustments discussed in the notes to unaudited pro forma financial information. See "The Combined Company Pro Forma." For financial reporting purposes, the fair value of the assets of MK (including deferred tax assets) must be determined as of the Effective Time. Although such valuation is not presently expected to result in values that are materially greater or less than the values assumed in the preparation of such Combined Company Pro Forma Information and the Combined Company Projections, there can be no assurance with respect thereto.

Noncomparability of Historical Financial Information

       As a result of the consummation of the Plan and the transactions contemplated thereby, the financial condition and results of operations of the Combined Company from and after the Effective Time will not be comparable to the financial condition or results of operations reflected in the historical financial statements of MK and Washington.

Certain Risks Associated with the Chapter 11 Cases and the Merger

       MK is party to various contractual arrangements, including, without limitation, various contracts with governmental authorities, job-related contracts and joint venture and similar agreements, under which the commencement of the Chapter 11 Cases and/or the consummation of the Merger and the other transactions contemplated by the Merger Agreement and the Plan could (i) result in a breach, violation, default or conflict, (ii) give other parties thereto rights of termination or cancellation, or (iii) have other adverse consequences for the Combined Company. The magnitude of any such adverse consequences may depend upon, among other factors, the diligence and vigor with which other parties to such contracts may seek to assert any such rights and pursue any such remedies in respect of such matters, and the ability of the Combined Company to resolve such matters on acceptable terms through negotiations with such other parties or otherwise. Although it is expected that the foregoing matters will not have a material adverse affect on the businesses, financial condition or results of operations of the Combined Company, there can be no assurance with respect thereto.

Dividend Restrictions

       WCGI has not declared stockholder dividends since 1994. Under certain conditions, WCGI's credit agreement restricts WCGI's ability to pay dividends. It is not anticipated that dividends will be paid at any time in the foreseeable future with respect to WCGI Common Stock.

Securities Litigation

       MK is involved in four general categories of lawsuits and has reached settlement agreements and/or obtained court approval of settlement agreements in all but one of those actions. Subsequent to MK's filing, the Bankruptcy Court will have jurisdiction over these settlement agreements. MK has requested that the Bankruptcy Court modify the automatic stay of section 362(a) of the Bankruptcy Code to allow the remaining appeal period from any order approving the settlements to expire. MK has no knowledge of any person that may object to MK's request for such relief and believes that it is likely that the Bankruptcy Court will grant such relief. However, there can be no assurance that the Bankruptcy Court will grant MK's request.

       If the Bankruptcy Court does not allow these appeal periods to expire (thereby precluding the possibility of final, nonappealable judgements from being entered in the near future), it is possible that MK will be unable to conclude the settlements that have not yet been approved prior to the date on which MK filed its respective petitions for relief under the Bankruptcy Code. This would have the effect of causing a failure of conditions to the effectiveness of certain other settlements. In addition, increased administrative costs are almost inevitable if MK is forced to continue the settlement process within the bankruptcy venue. It is also possible that objections to the settlement agreements may be brought before the Bankruptcy Court and arguments may be made requesting that the Bankruptcy Court not grant MK's request. This would also increase the costs associated with the Chapter 11 Cases. See "The Merger--Certain MK Legal Proceedings."

Certain Effects of the Merger on the Rights of the Stockholders of WCGI

       Changes in the Certificate of Incorporation. The Board of Directors of WCGI has approved certain amendments to WCGI's Certificate of Incorporation to become effective upon the Effective Time including: (i) changing of the corporate name of WCGI to "Morrison Knudsen Corporation"; (ii) increasing the number of total authorized shares of WCGI Common Stock from 39,000,000 to 100,000,000 and the number of total authorized shares of WCGI Preferred Stock from 1,000,000 to 10,000,000; (iii) eliminating stockholders' ability to remove a director of WCGI without cause; (iv) eliminating stockholders' ability to call a special meeting of the stockholders; (v) eliminating the ability of stockholders of WCGI to act by written consent; (vi) changing the required vote of the stockholders to amend or repeal WCGI's Bylaws; (vii) changing the required vote of the stockholders to amend certain provisions of WCGI's Certificate of Incorporation; and (viii) prohibiting WCGI from issuing any nonvoting equity securities as required by the Bankruptcy Code. See "Description of WCGI Capital Stock" and "Proposal to Amend WCGI's Certificate of Incorporation."

       The foregoing amendments to WCGI's Certificate of Incorporation may have the effect of delaying, deferring or preventing a change in control of WCGI. WCGI will be subject to the provisions of DGCL, which also may delay, deter or prevent a change in control. See "Description of WCGI Capital Stock" and "Proposal to Amend WCGI's Certificate of Incorporation."

       Dilution. In connection with the Merger, WCGI will issue Merger Shares equal to 45% of the issued and outstanding shares of WCGI Common Stock after giving effect to the Merger Shares, and holders of record of MK Common Stock immediately prior to the Effective Time will receive Warrants to purchase 2,765,000 shares of WCGI Common Stock. Therefore, upon the consummation of the

Merger, the stockholders of WCGI may experience dilution in net tangible book value per share of WCGI Common Stock.

       Changes in the Ownership of WCGI Resulting from the Merger. After consummation of the Merger, existing WCGI stockholders will own approximately 55% of the outstanding WCGI Common Stock (excluding shares of WCGI Common Stock issuable upon exercise of the Warrants). Mr. Dennis Washington, who currently owns approximately 68.5% of the WCGI Common Stock, will own beneficially approximately 38% of WCGI Common Stock (excluding shares of WCGI Common Stock issuable upon exercise of the Warrants) after the Merger.

                                   THE MERGER

Background of the Merger

       General. On the terms and subject to the conditions of the Merger Agreement, at the Effective Time, MK will be merged with and into WCGI, with WCGI continuing as the surviving corporation, which will thereupon change its name to "Morrison Knudsen Corporation." As a result of the Merger, among other effects, (i) the separate corporate existence of MK will cease, (ii) all property and rights of WCGI and MK as of the Effective Time will be property and rights of the Combined Company, and (iii) all liabilities and obligations of WCGI and MK (including, without limitation, all of the obligations of MK under the Plan) will be liabilities and obligations of the Combined Company.

       Purpose of the Merger. WCGI is a diversified heavy construction company with more than 30 years experience in the infrastructure, contract mining, environmental remediation, commercial construction and construction materials markets. Most of its contracts are on a fixed-price or unit-price basis. WCGI, through its subsidiaries, owns one of the largest heavy construction and earthmoving equipment fleets in the United States and has developed and implemented a proven system for managing the efficient use of those assets. WCGI serves both the public and private customers throughout the Western United States. WCGI has a strong balance sheet and established relationships with bonding companies which allow it to pursue attractive projects.

       MK engages in all types of general construction work including industrial, heavy civil and marine, mechanical, pipeline, building and underground, for a wide range of public and private customers throughout the world. In addition, MK renders design services in practically all engineering disciplines. Other markets for its services include nuclear and fossil-fueled power plants, environmental and hazardous waste abatement and operations and maintenance for military and commercial facilities. As a general contractor, MK provides construction services in accordance with the terms and specifications of each contract, including planning and scheduling, marshalling of manpower, procurement of equipment and materials, awarding of subcontracts and direction and overall management of the project. MK's fixed-price heavy construction operations have suffered recently from limited bonding capacity due to MK's financial difficulties.

       The Combined Company intends to continue to focus on these core businesses and the markets in which WCGI and MK, as the case may be, have historically performed best so as to maximize the Combined Company's efficiency and effectiveness in those markets. WCGI and MK believe that the Combined Company will be able to compete more effectively in the competitive industries in which WCGI and MK conduct their respective businesses than could either WCGI or MK alone. The combination is expected to bring opportunities to WCGI in international markets and greater diversity of operations within the construction industry. The combination also presents WCGI with the opportunity to capitalize on MK's existing talent and global reputation in the engineering and construction business. As a result of the combination, MK's business is expected to benefit from WCGI's strong balance sheet (approximately $130 million of shareholders' equity at February 29, 1996), existing bonding capacity and established relationships with bonding companies and lending institutions.

       MK Financial Condition. In 1994, MK began experiencing significant losses and negative cash flow problems, primarily related to MK's now-divested transit manufacturing and refurbishing business ("Transit"). MK financed this negative operating cash flow by significantly increasing borrowings under its bank facilities. These losses caused MK's credit facilities to go into financial covenant default in early 1995. In February 1995, MK announced that it expected to incur a net loss for fiscal 1994 of approximately $175 million. MK spent much of 1995 attempting to address the threat to its viability that the Transit business had created. During 1995, MK restructured its credit facilities to extend maturities to December 31, 1996, with a $100 million payment due on September 30, 1996; obtained bridge loan financing to address near term liquidity needs; divested the Transit business; restructured its Transit-related bank debt; capped its Transit-related bonding liabilities and divested certain other non-core businesses.

       MK had hoped that the divestiture of the Transit business and the restructuring of its bank facilities and the provision of new bonding capacity for non-Transit projects accomplished during 1995 would allow it to attract new business and achieve positive operating results that would allow MK to access the public debt or equity markets or to arrange an equity infusion from a strategic investor in 1996. Instead, MK's continued over-leveraged capital structure prevented it from attracting sufficient new business. By the end of the third quarter of 1995, MK was not in compliance with certain financial covenants in its new bonding agreement and, accordingly, MK had limited bonding capacity, precluding it from participating in certain construction projects. In addition, MK was unsuccessful in its attempts to sell its most valuable non-core business, MK Rail.

       By the end of the fourth quarter of 1995, MK concluded that despite all of its restructuring efforts during 1995, its continued over-leveraged condition was resulting in a significant downturn in the willingness of customers and potential customers to award MK new long-term contracts. During 1995, MK experienced a 19% decline in new business booked in 1995, as compared to 1994. The decline in new business has had a material adverse effect on MK. If MK's diminished ability to secure new work continues, it will further adversely impact its ability to continue as a going concern.

       In December 1995, MK engaged the investment banking firm of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as its exclusive financial advisor to, among other things, advise MK regarding further restructuring alternatives. In early 1996, MK concluded that it could not meet its debt obligations coming due in 1996 through access to the public debt or equity markets or through an equity investment by a strategic investor. MK explored out-of-court restructuring alternatives and bankruptcy alternatives as the best means to recapitalize its enterprise. MK concluded that the restructuring alternative best designed to maximize the recovery for all stakeholders was through a form of a prepackaged Chapter 11 filing. As a result, MK conducted intensive negotiations with various creditors in an effort to enable it to restructure its indebtedness through a partial pre-packaged plan of reorganization. In addition, MK engaged in extensive efforts to identify other possible transactions designed to maximize recoveries for its stakeholders, including the combination of MK's businesses with those of a third party or a sale of such businesses. The result of such negotiations and efforts is reflected in the Plan.

       MK presented an initial restructuring proposal to certain of its creditors on February 14, 1996. This proposal formed the basis for an initial plan of reorganization of MK (the "Initial Plan"), which did not provide for the Merger. MK, with the assistance of DLJ, intensified its efforts to identify other possible transactions designed to maximize recoveries for its stakeholders, including the combination of the MK's businesses with those of a third party or a sale of such businesses. During the course of these efforts, more than 50 parties that had been identified by MK and DLJ as potentially being interested in such a transaction were contacted, of which more than 20 (including WCGI on February 22, 1996) executed confidentiality agreements and were provided certain nonpublic information regarding MK's businesses. Of the parties that executed confidentiality agreements, 10 (including WCGI) conducted additional investigations of MK's businesses and were invited to submit formal proposals to acquire MK's businesses.

       Negotiations Between WCGI and MK. In late February 1996, Dennis R. Washington and other representatives of WCGI, including representatives of Batchelder & Partners, Inc. and Schroder Wertheim & Co. Incorporated, financial advisors of WCGI, met with Robert Miller, Robert Tinstman and other representatives of MK to have exploratory discussions about a possible combination of WCGI and MK. On March 11 and 12, 1996, representatives of Washington, including its financial advisors, met with representatives of MK and DLJ to further discuss the possibility of a business combination involving MK and Washington. On March 19, 1996, Washington (along with nine other parties) received from MK a solicitation for a formal proposal to acquire MK's businesses. In late March 1996, Washington commenced a limited due diligence review in order to determine the viability of consummating a business combination with MK.

       On April 1, 1996, Washington submitted a proposal to MK to combine the business and operations of Washington and MK. The Washington proposal provided for the acquisition of MK through a prepackaged plan of reorganization in which senior creditors would receive 18,750,000 shares of Merger Shares, $29.5 million in cash and distributions of the MK Rail Stock, the MK Rail Note (or proceeds thereof) and certain foreign tax credit refunds. The Washington proposal also provided for the issuance of the Warrants. After evaluating the respective terms of four proposals submitted pursuant to the foregoing process, MK's Board of Directors recommended that the proposal submitted by WCGI be submitted to the lenders for their evaluation. Following further discussions, MK and Washington entered into an agreement dated April 15, 1996 which provided, among other things, that
(i) subject to certain conditions, MK would cease and desist from soliciting inquiries or proposals from other parties with respect to possible business combinations or similar transactions involving MK, and (ii) MK would reimburse WCGI for its expenses incurred in connection with a possible transaction involving it and MK.

       Following extensive negotiations among MK, MK's creditors and Washington, a non-binding term sheet dated May 10, 1996 was entered into setting forth the principal terms of the Merger Agreement. Pursuant to the term sheet, MK would consummate the Plan pursuant to which the Cash Distribution, WCGI Common Stock and certain other assets of MK would be distributed to certain creditors. At the Effective Time, reorganized MK would merge into WCGI with WCGI being the surviving entity operating under the name "Morrison Knudsen Corporation." The term sheet provided for the payment of consideration by WCGI as follows: (i) the payment of $13,300,000 in cash by WCGI on the Effective Time, (ii) the issuance of newly-issued shares of WCGI Common Stock equal to 45% (approximately 24,123,000 shares) of the issued and outstanding shares on the Effective Time,
(iii) the issuance of Warrants to purchase an aggregate of 2,765,000 shares of WCGI Common Stock at an exercise price of $12.00 per share, and (iv) that WCGI would cause MK's DIP Facility to be repaid at the Effective Time.

       Following the completion of Washington's review of MK's businesses and extensive negotiations regarding the definitive terms of the Merger and of modifications to the Initial Plan to provide for, among other things, the Merger and the distribution of securities of the Combined Company to holders of claims against and interests in MK, WCGI's Board of Directors approved the Merger Agreement on May 24, 1996 and MK's Board of Directors approved the Merger Agreement on May 28, 1996. MK and WCGI entered into the Merger Agreement on
May 28, 1996. See "The Merger Agreement."

Recommendation of the Board of Directors of WCGI

       The Board of Directors of WCGI unanimously approved the Merger Agreement and the transactions contemplated thereby at the May 24, 1996 Board meeting. The Board of Directors of WCGI believes that the terms of the Merger are fair to and in the best interests of WCGI and its stockholders and recommends that the stockholders of WCGI vote FOR approval of the Merger Agreement and the transactions contemplated thereby.

       In reaching its conclusion to approve the Merger, the Board of Directors of WCGI considered a number of factors, including, without limitation, the factors discussed or enumerated below. The Board of Directors of WCGI generally attached greatest significance to its belief that the Merger will achieve a number of WCGI's strategic objectives. With respect to the other factors discussed or enumerated below, the Board of Directors did not find it practicable and did not attempt to quantify or attach a specific weight to such factors in its deliberations.

       In unanimously approving the Merger, and in recommending that WCGI's stockholders approve the Merger Proposals, WCGI's Board of Directors consulted with WCGI's management, as well as its financial and legal advisors, and considered a number of factors, including, but not limited to, the following:

       Strategic Combination. WCGI's management believes that the Merger represents a strategic combination which will create a fully integrated engineering and construction company capable of competing for work on a global basis in a variety of disciplines. The combination should provide an opportunity for WCGI and MK to capitalize on each other's operating strengths. The WCGI Board of Directors believes that the Merger is an opportunity for WCGI's stockholders to participate in a combined enterprise that has significantly greater business and financial resources than WCGI would have absent the Merger.

            Cost Savings and Synergism.  WCGI believes that the combination of
            --------------------------
       WCGI's and MK's businesses and operations will create opportunities for cost reduction and synergism that will result in an overall lower cost structure and enhance the ability of the Combined Company to attract new business. It is anticipated that the combination of the existing business operations of WCGI and MK will provide cost reduction opportunities, including those associated with the elimination of certain duplicative corporate functions following the Merger. In addition, the

       Combined Company will possess the combined capital and human resources of WCGI and MK and, accordingly, is expected to possess an enhanced ability to attract and profitably exploit new business opportunities compared to that of WCGI and MK standing alone, primarily as a result of the Combined Company's enhanced bonding capacity and ability to attract new business, including new business that the Combined Company is capable of exploiting directly, rather than through less profitable joint ventures and similar arrangements. There can be no assurance, however, that any particular level of incremental cost savings or revenues will be realized as a result of the synergism expected to result from the Merger. See "Risk Factors."

            Heavy Construction.  WCGI's heavy construction activities include,
            ------------------
       among other things, the construction of large earth moving projects and complex public works projects. The geographic scope of such work is primarily in the western United States, especially in California where WCGI is one of the largest contractors for the California Department of Transportation. WCGI performs a majority of its work on a fixed-price contract basis and utilizes one of the largest owned equipment fleets in the United States. MK has had recent difficulty in its heavy construction operation due to its inability to obtain sufficient new work resulting from its financial difficulties. However, MK has an impressive history of heavy construction on a global basis, and currently has projects in the United States, Asia and the Middle East.

            The Combined Company will combine WCGI's and MK's heavy construction operations into a single unit. Heavy construction projects can be large in scale and complex in their engineering and construction requirements. Larger projects are often bid on a joint venture basis with other construction companies to combine technical expertise, spread financial risk or share bonding capacity. The Combined Company's heavy construction operation will have strong bonding capacity, greater geographic diversity and expanded expertise and capabilities in estimating, project management and equipment utilization. It is anticipated that the Combined Company will bid on larger, more geographically diverse jobs with capability to self-perform a larger proportion of the work. When joint ventures are desired, the Combined Company should be an attractive joint venture partner with its combined financial and operating strengths.

            Contract Mining.  The Combined Company also will combine WCGI's and
            ---------------
       MK's contract mining operations into a single operation. The current WCGI and MK contract mining operations differ in their geographic presence and financial strength. Once combined, the Combined Company will continue to develop existing long-term relationships and client base, with a focus on expanding such relationships and developing new business on a global basis.

            Environmental Remediation.  The Combined Company will benefit from
            -------------------------
       the complementary environmental remediation operations of WCGI and MK.
       MK historically has performed highly technical remediation for the United States Department of Energy, Department of Defense and private clients. Such projects often involve MK providing technical design and project management services on a cost plus profit basis. WCGI's environmental remediation activities have grown out of its heavy construction operations and historically include removing, transporting and depositing low-level contaminated materials using standard earth moving equipment. WCGI's projects usually are fixed-price or unit-price contracts. Management believes that combination will expand opportunities in the remediation market and will position the Combined Company to provide a wide range of services on environmental remediation projects, ranging from technical design to the physical remediation activities.

            Engineering and Construction.  MK has been a global leader in the
            ----------------------------
       engineering and construction business. The long-term profitability of this operation is heavily reliant on industry reputation, client relationships and overall confidence in the firm's financial stability to ensure the completion of long-term cost plus contracts typical to this industry. It is anticipated that the financial stability of the Combined Company, as compared with the financial difficulties experienced by MK, would enable the Combined Company to reverse the trend of declining revenues and backlog.

       Other Factors. In reaching its conclusion to approve the Merger, the WCGI Board of Directors considered, among other things, the following additional factors: (i) MK's business, management expertise, current business strategy, prospects and competitive position in the general construction industry; (ii) the growth opportunities in MK's markets not available to WCGI;
(iii) the potential consolidation benefits of the Merger, arising out of WCGI's financial strength, bonding capacity and operating expertise in heavy construction and contract mining and MK's design, engineering and construction capabilities in the industrial process, power and environmental markets;
(iv) the historical, current and projected results of operations and financial condition of WCGI and MK before and after giving effect to the Merger;
(v) information concerning the financial performance and condition, business operations and prospects of each of MK and WCGI, and WCGI's projected future performance and prospects as a separate entity and on a combined basis with MK;
(vi) an earnings per share dilution analysis which concluded that the Merger would likely be anti-dilutive in each year through 1999 (although there can be no assurance with respect thereto); (vii) current industry, economic and market conditions in the general and heavy construction industry; (viii) the structure of the transaction and terms of the Merger Agreement, which were the result of arm's-length negotiations among WCGI, MK and MK's creditors; and
(ix) consolidation benefits that could be available to the Combined Company after the Merger.

       The Board of Directors also considered the following negative factors in its deliberations concerning the Merger: (i) the risk that the issuance of WCGI Common Stock in connection with the Merger may be dilutive to the WCGI stockholders; (ii) the risk that the benefits sought to be achieved in the Merger will not be achieved; and (iii) the other risks described above under "Risk Factors."

       In connection with the Merger, Washington has retained Schroder Wertheim & Co. Incorporated and Batchelder & Partners, Inc. to provide financial advisory and related services. Washington also has retained Washington Corporation, an affiliate of Dennis R. Washington, to provide financial advisory and related services in connection with the Merger. See "Certain Transactions" for a description of the compensation arrangements that Washington has entered into with these firms.

       After considering all of the factors set forth above, the Board of Directors of WCGI determined that the Merger was in the best interests of WCGI and its stockholders and that WCGI should proceed with the Merger at this time and recommended that the stockholders approve the Merger.

       THE BOARD OF DIRECTORS OF WCGI UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF WCGI VOTE TO APPROVE AND ADOPT THE MERGER PROPOSALS AND THE TRANSACTIONS CONTEMPLATED THEREBY. WCGI'S STOCKHOLDERS ARE URGED TO CAREFULLY REVIEW THE FACTORS DISCUSSED IN "RISK FACTORS" IN CONNECTION WITH EVALUATING AND VOTING ON THE MERGER PROPOSALS.

Chapter 11 Proceedings

       Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. Under Chapter 11 of the Bankruptcy Code, a debtor is authorized to reorganize its business for the benefit of itself and its creditors and stockholders. In addition to rehabilitation of the debtor, another goal of Chapter 11 is to promote equality of treatment with respect to the distribution of the debtor's assets to classes of creditors and equity security holders who hold substantially similar claims or interests. In furtherance of these two goals, the filing of a petition for reorganization under Chapter 11 of the Bankruptcy Code generally provides for an automatic stay of substantially all acts and proceedings against the debtor and its property, including all attempts to collect claims or enforce liens that arose prior to the commencement of the debtor's Chapter 11 case.

       The consummation of a plan of reorganization is the principal objective of a Chapter 11 reorganization case. A plan of reorganization sets forth the means for satisfying claims against and interests in a debtor. Confirmation of a plan of reorganization by the Bankruptcy Court makes the plan binding upon the debtor, any issuer of securities under the plan, any person or entity acquiring property under the plan and any creditor of or equity security holder in the debtor, whether or not such creditor or equity security holder (i) is impaired under or has accepted the plan or (ii) receives or retains any property under the plan. Subject to certain limited exceptions and other than as provided in the plan itself or the confirmation order, the confirmation order discharges the debtor from any debt that arose prior to the date of confirmation of the plan and terminates all rights and interests of equity security holders and substitutes therefor the obligations specified under the confirmed plan.

MK Plan of Reorganization

       Background. After exploring out-of-court restructuring alternatives and bankruptcy alternatives, MK concluded that the restructuring alternative best designed to maximize recovery for its stakeholders was through a form of a pre-packaged plan of reorganization. In a pre-packaged plan of reorganization, the debtor first solicits acceptances of its plan or reorganization from certain or all of its creditors prior to commencing a case for bankruptcy under Chapter 11. The solicitation materials include the plan of reorganization, ballots, a disclosure statement and certain other related documents. If sufficient votes for acceptance of the plan are received, the debtor files for bankruptcy under Chapter 11 and typically seeks prompt confirmation of the plan.

       Under the Merger Agreement, MK agreed, subject to the fiduciary duties of MK's Board of Directors, to seek the support of the terms of the Plan from its creditors as promptly as possible. In this regard, MK agreed to prepare, as promptly as possible, the Plan and a modification to the disclosure statement relating to the Initial Plan (the "Disclosure Statement") and all related documents, including ballots, necessary to solicit acceptances of the Plan from MK's creditors (other than the plaintiffs in certain lawsuits).

       On June 10 and 14, 1996, MK mailed the Disclosure Statement and related solicitation materials to MK's creditors whose claims are impaired by the Plan and entitled to vote (other than the plaintiffs in the Touchstone Actions as described under "--Certain MK Legal Proceedings). By June __, 1996, MK had obtained a sufficient number of acceptances of the Plan from MK's creditors in a sufficient number of classes of creditors to seek confirmation of the Plan and on June __, 1996, MK filed its petition for relief under Chapter 11. On July ___, 1996 the Bankruptcy Court approved the Disclosure Statement used to solicit votes of impaired classes of creditors and interest holders. MK currently anticipates that the Confirmation Order confirming the Plan will be entered on or about ____, 1996 and that the Plan will become effective 11 days thereafter, subject to the satisfaction or waiver of the conditions to Plan. See "-- Conditions Precedent to Confirmation and Consummation of the Plan and the Effective Date."

       In general, the Plan provides for, among other things, (i) distributions by MK of certain non-core assets (principally common stock of MK Rail, a note payable by MK Rail and up to $18 million of MK tax refunds) to certain creditors of MK; (ii) the issuance by WCGI of the Merger Shares and the distribution by WCGI of the Cash Distribution to certain creditors of MK; (iii) the repayment and/or refinancing by WCGI of the DIP Facility; and (iv) the issuance by WCGI of the Warrants to stockholders of record of MK immediately prior to the Effective Time.

       Conditions Precedent to Confirmation and Consummation of the Plan and the Effective Date. The Plan provides that the Confirmation Order must be acceptable in form and substance to MK and Washington, and must expressly authorize and direct MK and Washington to perform certain actions specified in the Plan including, among other things: (i) the classification and treatment of certain claims against MK; (ii) consummation of the Merger and the transactions contemplated thereby; (iii) the establishment of the certificate of incorporation and bylaws of the Combined Company; (iv) the designation of the Board of Directors of the Combined Company; (v) the release by MK and the holders of claims or interests of claims, demands, debts, rights, causes of action and liabilities in connection with or related to MK; and (vi) the release of certain liens against the property of MK. In addition, there are a number of procedural and substantive confirmation requirements under the Bankruptcy Code that must be satisfied for the Plan to be confirmed pursuant to section 1129 of the Bankruptcy Code.

       Under the Plan, the "Effective Date" is defined as a business day, as determined by MK, that is as soon as reasonably practicable but that is at least 11 days after the date the Bankruptcy Court enters the Confirmation Order on its docket (the "Confirmation Date") and on which all conditions to the Effective Date have been satisfied or, if permitted, waived by MK or Washington, as described below, and on which no stay of the Confirmation Order is in effect. See "The Merger Agreement--Conditions to the Merger" and "--Termination" for a description of certain conditions to the consummation of the Merger and the circumstances under which the Merger Agreement may be terminated.

       The Plan provides that the Effective Date will not occur and the Plan will not be consummated unless and until, among other things, the following conditions have been satisfied or, if permissible, duly waived:

       (i) The Confirmation Order shall authorize and direct that MK and the Combined Company take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan, including those actions contemplated by the provisions of the Plan and described above. The Confirmation Order shall not be subject to a presently effective stay pending appeal.

      (ii) All borrowings under the DIP Facility have been paid in full in cash and all commitments terminated thereunder.

     (iii) Final orders have been entered approving the settlement of certain of MK's outstanding securities litigations. See "The Merger-- Certain MK Legal Proceedings."

      (iv) The conditions to effectiveness of the New Lease (as defined below) have been satisfied. See "The Merger--Boise Landlord Negotiations."

       (v) MK Rail shall have redeemed the MK Rail rights or MK shall be satisfied, by reason of an amendment to the MK Rail Rights Plan, a judicial determination or otherwise, that the MK Rail rights are inapplicable to the transactions contemplated by the Plan.

      (vi) Either MK Rail shall have completed the repurchase of the entire MK Rail Note or an agreement pursuant to which MK Rail will agree to repurchase the MK Rail Note from MK (the "MK Rail Note Cancellation Agreement") shall have been terminated in accordance with its terms.

       Each of the conditions to the entry of the Confirmation Order and the Effective Date, other than subparagraphs (i), (ii) and (vi) above, may be waived in whole or in part by MK and Washington at any time, without notice, an order of the Bankruptcy Court or any further action other than proceeding to confirmation and consummation of the Plan. The failure to satisfy or to waive any condition may be asserted by MK and Washington regardless of the circumstances giving rise to failure of such condition to be satisfied (including any action or inaction by MK or Washington). The failure of MK and Washington to exercise any of the foregoing rights will not be deemed a waiver of any other rights and each such right will be deemed an ongoing right that may be asserted at any time.

       If each condition to the Effective Time has not been satisfied or duly waived within 30 days after the Confirmation Date, then (unless the period for satisfaction or waiver of conditions has been extended for a period not exceeding 90 days pursuant to the Plan) upon motion by any party in interest, made before the time that each of the conditions has been satisfied or duly waived and upon notice to such parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that notwithstanding the filing of such motion, the Confirmation Order may not be vacated if each of the conditions to the Effective Date is either satisfied or duly waived before the Bankruptcy Court enters an order granting such motion. If the Confirmation Order is vacated, the Plan shall be deemed null and void in all respects, and nothing contained in the Plan shall
(1) constitute a waiver or release of any claims by or against, or any interests in, MK or (2) prejudice in any manner the rights of MK or Washington. MK and Washington are not presently aware of any circumstances that would cause a material delay in the occurrence of the Effective Date and the satisfaction of the conditions described above.

       On June __, 1996, MK agreed with WCGI that it would use its reasonable best efforts to cause the conditions set forth in subparagraph (v) above to be satisfied prior to the time at which all of the conditions to the Effective Date shall have been satisfied or waived. MK also agreed, under certain circumstance, that it will exercise its right to terminate the MK Rail Note Cancellation Agreement in satisfaction of the conditions set forth in subparagraph (vi) above.

Operations of the Combined Company

       Following the Effective Time, the Combined Company will continue to operate the core businesses presently operated by Washington and MK. It is contemplated that, following the consummation of the Merger, the Combined Company will implement a strategic plan intended to create opportunities for cost reduction and synergism in the business operations of Washington and MK on a combined basis.

       Strategic Plan. Washington and MK believe that the Combined Company will be able to compete more effectively in the competitive industries in which Washington and MK conduct their respective businesses than could either Washington or MK alone. In particular, MK believes that its businesses can be returned to profitability and long-term stability and growth under the Combined Company's proposed capital structure. In addition, MK believes that the combination of its businesses and operations with those of Washington will create opportunities for cost reduction and synergism that will result in an overall lower cost structure and enhance the ability of the Combined Company to attract new business.

       Washington and MK are in the process of developing a strategic plan for the Combined Company, and the principal components of such plan are briefly summarized below:

          Focus on Core Businesses.  The core businesses of each of Washington
          ------------------------
and MK include infrastructure construction, contract mining and environmental remediation. MK's core businesses also include engineering and construction in selected market segments and environmental management. The Combined Company intends to continue to focus on these core businesses and the markets in which Washington and MK, as the case may be, have historically performed best so as to maximize the Combined Company's efficiency and effectiveness in those markets.

          Consolidation of Certain Operations; Cost Savings.  It is anticipated
          -------------------------------------------------
that the combination of the existing business operations of Washington and MK will provide substantial cost reduction opportunities, including those associated with the elimination of certain duplicative corporate functions following the Merger. There can be no assurance, however, that any particular level of savings will be realized. See "Risk Factors."

          Realization of Synergism.  The Combined Company will possess the
          ------------------------
combined capital and human resources of Washington and MK and, accordingly, is expected to possess an enhanced ability to attract and profitably exploit new business opportunities compared to that of Washington and MK standing alone. In particular, the Combined Company is expected to benefit from an enhanced bonding capacity (compared to that of MK) and ability to attract new business, including new business that the Combined Company is capable of exploiting directly, rather than through less profitable joint ventures and similar arrangements. There can be no assurance, however, that any particular level of incremental revenues will be realized as a result of the synergism expected to result from the Merger. See "Risk Factors."

Certain Federal Income Tax Consequences

       The following discussion sets forth the material federal income tax consequences of the Merger to MK and the Combined Company, and is based on current provisions of the Code, currently applicable Treasury regulations and judicial and administrative rulings and decisions. There can be no assurance that the Internal Revenue Service (the "IRS") will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial or administrative changes may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any legislative, judicial or administrative changes or interpretations may or may not be retroactive.

       The Merger. The Merger should qualify as a "reorganization" under Section 368(a) of the Code provided that, among other things, the prior owners of MK receive and retain a substantial continuing proprietary interest in the Combined Company. Although not free from doubt, the debtholders of MK who receive shares of Combined Company common stock in the Merger may qualify as the "owners" of MK for this purpose, in which case their ownership of shares of Combined Company common stock should constitute a substantial continuing proprietary interest by the prior owners of MK. Assuming that their interests do so qualify, the Merger would likely qualify as a reorganization under the Code, resulting generally in no recognition of gain or loss by MK on the transfer of its assets and liabilities to the Combined Company in the Merger.

       If the Merger does not qualify as a reorganization under the Code, MK will recognize taxable gain or loss on the transfer of its assets to the Combined Company, and its net operating loss ("NOL") carryforwards will generally be eliminated, rather than subjected to limitation on future use, as discussed below. See "--Limitation on Net Operating Loss Carryforwards."

       The Combined Company will not recognize gain or loss as a result of the issuance of the Merger Shares and the Warrants. The Combined Company may recognize gain or loss upon the distribution of property other than the Merger Shares issued to creditors of MK in satisfaction of MK debts. Such gain (or, if realized and recognizable, such loss) will be equal to the difference between the Combined Company's basis in the property and its fair market value.

       A taxpayer generally realizes cancellation of debt ("COD") income for federal income tax purposes equal to the amount of any indebtedness that is discharged or cancelled during the taxable year. If the discharge is granted by a bankruptcy court in a Chapter 11 case or is pursuant to a plan of reorganization approved by such court, however, such income is excluded from the taxpayer's taxable income under Code Section 108(a).

       Code Section 108(b) provides that certain tax losses, credits, and/or other tax attributes of a debtor, including any NOL carryforwards and/or basis in the debtor's property, must be reduced by the amount of the debtor's COD income that is excluded under Code Section 108(a). Any such reduction in basis is limited to the excess of the aggregate tax basis of the property held by the debtor over the aggregate liabilities of the debtor after the transaction. With respect to the issuance of the Merger Shares and other property distributed to creditors in satisfaction of their debts, MK will be treated as having satisfied such debts with an amount of money equal to the fair market value of the Merger Shares and other property distributed in exchange therefor. The difference between the amount of debt satisfied and the fair market value of the Merger Shares and other property distributed therefor will constitute COD income, and reduce MK's tax attributes by that amount.

       Limitation on Net Operating Loss Carryforwards. MK's consolidated NOL carryforwards as of December 31, 1995 are estimated to be approximately $100 million. It is anticipated that as of the Effective Time, MK's NOL carryforwards will have increased significantly. Such increase is reflected in "The Combined Company Pro Forma Information" and "The Combined Company Projections." The NOL carryforwards are subject to audit and possible challenge by the IRS. Moreover, the implementation of the Plan will likely cause an "ownership change" within the meaning of Code Section 382. Consequently, the ability of the Combined Company to use the NOL carryforwards, as well as NOLs arising in the 1996 taxable period ending on the Effective Time, and certain losses or other deductions which may accrue thereafter, against ordinary operating income in the taxable periods after the Effective Time may be subject to annual limitations under Code Section 382 (the "Section 382 Limitation").

       MK presently expects that Code Section 382(l)(5) will not be applicable and, assuming it will not be applicable, that the Section 382 Limitation will be determined under the rules provided in Code Section 382(l)(6). Under this section, the amount of income that may be offset by the NOLs in any taxable year ending after the Effective Time will generally be limited to an amount equal to the sum of (i) the fair market value of the Common Stock of MK, determined immediately prior to the Effective Time (but taking into account the increase in value resulting from the cancellation of creditors' claims in the Plan), multiplied by the federal long-term tax-exempt rate (currently approximately 5.7%), and (ii) the amount of any "recognized built-in gains" that do not exceed the "net unrealized built-in gain" (if such gain exists and exceeds a statutorily-defined threshold amount) and that are recognized during a taxable year any portion of which is in the five-year period following the Effective Time. In addition, any "recognized built-in losses" that do not exceed the "net unrealized built-in loss" (if such loss exists and exceeds a statutorily-defined threshold amount), and that are recognized during a taxable year any portion of which is within the five-year period following the Effective Time, will be subject to limitation in the same manner as if such loss was an existing NOL carryforward.

       In addition, the Merger will cause MK's net operating losses through the Effective Time to be subject to the SRLY rules of the Code, which in general will mean that such losses may be used by the Combined Company only to offset MK income after the Merger.

Other Indebtedness of the Combined Company

       Outstanding Long-Term Debt Not Retired Pursuant to Plan. The significant contingent debt obligations of MK that will remain outstanding after the Effective Time, excluding performance guaranties and standby letters of credit entered into in the ordinary course of their business, include (a) a guaranty of certain port facility bonds of National Steel and Shipbuilding Company, and (b) the obligations under a certain new letter of credit reimbursement agreement and certain new guaranties as provided in the Plan.

       Washington Credit Facility. In September 1995, Washington entered into a four-year revolving credit facility which provides for borrowings bearing a rate of interest equal to either LIBOR plus 1% or a specified prime rate of interest. Under such credit facility, Washington may borrow the lesser of $60 million or Washington's "borrowing base," which is calculated based on Washington's cash and cash equivalents, accounts receivable, investments, inventory and equipment. At February 29, 1996, Washington's borrowing base exceeded $60 million. Such credit facility is secured by the stock and all of the assets of Washington's participating subsidiaries. At February 29, 1996, there were no borrowings outstanding thereunder.

       Washington is currently exploring alternative financing opportunities that may be finalized prior to the Effective Time, including amending its existing credit facility or obtaining a different credit facility with the same or a different lender. Alternatively, Washington may elect to retain the existing credit facility following the Effective Time.

Interests of WCGI Management in the Merger

       In considering the recommendations of WCGI's Board of Directors, stockholders should be aware that certain members of WCGI's management and Board of Directors have certain interests in the Merger that are in addition to the interests of WCGI stockholders generally. See "Management of the Combined Company--Director Stock Options and Compensation," "--Executive Compensation," "--Limitation of Liability; Indemnification of Directors and Officers," "Directors' and Officers' Insurance" and "Certain Transactions."

Dividends on WCGI Common Stock

       WCGI has not declared stockholder dividends since 1994. WCGI's credit agreement restricts WCGI's ability to pay dividends. It is not anticipated that dividends will be paid at any time in the foreseeable future with respect to WCGI Common Stock.

Accounting Treatment

       The Merger will be accounted for as a purchase, with WCGI as acquirer, in accordance with generally accepted accounting principles.

Appraisal Rights

       Holders of WCGI Common Stock are not entitled under DGCL to dissenters' rights of appraisal in connection with the Merger.

Regulatory Approvals

      Under the HSR Act, and the rules promulgated thereunder by the FTC, the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division, and specified waiting period requirements have been satisfied. WCGI and MK filed premerger notification and report forms with the FTC and the Antitrust Division on June 7, 1996. The waiting period under the HSR Act for WCGI and MK expired on ___________, 1996.

       WCGI and MK are not aware of any license or regulatory permit which is material to the businesses of WCGI or MK and which is likely to be adversely affected by consummation of the Merger or of any approval or other action by any state, federal or foreign government or governmental agency (other than routine re-licensing procedures) that would be required prior to the Merger.

Certain MK Legal Proceedings

       During 1994 and 1995, certain lawsuits in the following four general categories were filed against MK and/or MK Rail and their respective directors and/or officers: (1) class actions relating to transactions in the MK Common Stock; (2) class actions relating to the issuance of, and transactions in, the common stock of MK Rail; (3) derivative actions brought by persons who claim to be stockholders of MK; and (4) claims brought by the former stockholders of three corporations, Touchstone, Inc., TMS, Inc. and Clark Industries, Inc., each of which were acquired by MK in exchange for shares of MK Common Stock and the businesses of which are now part of MK Rail. In each of these actions, the plaintiffs have alleged, inter alia, violation of various federal and state securities laws. The plaintiffs in these actions have sought various remedies, including compensatory and punitive damages and injunctive relief. Following is a brief summary of such legal proceedings, including a summary of settlements achieved, where applicable. For a more detailed discussion of such legal proceedings and of specific settlement terms, see MK's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 attached hereto as
Exhibit 7 and MK's Quarterly Report on Form 10-Q for the three months ended March 31, 1996 attached hereto as Exhibit 6. See also "Risk Factors--
Securities Litigation."

       MK Securities Class Actions. Seven separate cases filed on July 28, 1994 have been consolidated. The settlement of these cases (collectively, the "MK Securities Class Actions") has been approved by the United States District Court for the District of Idaho in a final judgment entered on December 1, 1995. No appeal has been filed. A court-approved settlement fund was established and settlement proceeds (cash of $35 million, which was provided entirely by MK's insurance carriers, and a share certificate for 2,976,923 shares of MK Common Stock) were deposited therein during 1995. The distribution of the settlement proceeds to the control of the plaintiffs (and, thus, the effectiveness of the settlement) is subject to certain conditions, including the entry of final nonappealable judgments approving the settlements in the MK Rail Securities Class Actions (as defined below) and the MK Derivative Actions (as defined below).

       MK Rail Securities Class Actions. Two cases filed on October 20, 1994 relating to the issuance of, and transactions in, the common stock of MK Rail (the "MK Rail Securities Class Actions") have been consolidated. The settlement of the MK Rail Securities Class Actions was approved on March 29, 1996 by the United States District Court for the District of Idaho. No appeal has been filed. A court-approved settlement fund was established, into which MK deposited a share certificate for 869,231 shares of MK Common Stock after the settlement was approved. In addition to a condition that the settlement be approved by an order of court that becomes final and nonappealable, the issuance of the common stock represented by such certificate and the transfer of the settlement proceeds to the control of the plaintiffs and, thus, the effectiveness of the settlement is subject to certain other conditions, including the entry of a final and nonappealable judgment approving the settlement of the "Double Derivative" Claims in Wohlgelernter v. Agee, et al., No. CVOC 9500656D (Idaho Dist. Ct., Ada County) (filed March 24, 1995 ("Wohlgelernter Action").

       MK Derivative Actions. Thirteen derivative actions (the "MK Derivative Actions") have been filed in state courts in Idaho and Delaware, naming as defendants certain of MK's present and former directors and officers. MK is a nominal defendant in each of these actions. Five of the cases were filed in the Idaho Fourth District Court in Ada County (the "Idaho District Court"), and eight of the cases were filed in the Delaware Chancery Court in New Castle County (the "Delaware Chancery Court"). The settlements of the MK Derivative Actions were submitted for approval to the Delaware Chancery Court and the Idaho District Court. The settlements of the MK Derivative Actions require MK to adopt certain "therapeutic measures" with respect to its corporate governance. See "Proposal to Amend WCGI's Certificate of Incorporation" for a description of such provisions related to corporate governance of the Combined Company. In connection with the settlements of the MK Derivative Actions, MK reached an agreement with Mr. W.J. Agee, the former Chairman, President and Chief Executive Officer of MK, with respect to his severance benefits, including pension rights, to which the plaintiffs do not object. Both courts have entered orders approving the settlements. No appeal has been filed in Delaware. If the order of the Idaho District Court becomes final and nonappealable (which will occur 42 days after entry of the order), the settlement proceeds from the MK Derivative Actions (less attorneys' fees and expenses) will be transferred to the control of the settlement fund in the MK Securities Class Actions.

       The above settlements do not include the "Double Derivative" Claim asserted on behalf of MK Rail in the Wohlgelernter Action, or the claims asserted in State Board of Administration of Florida v. MK, et al., No. CVOC 9502463D (Idaho Dist. Ct., Ada County) (filed June 2, 1995) ("Florida Action"), which were separately submitted for approval to the Idaho District Court. Under the terms of the settlement in Florida Action, MK is obligated to pay the plaintiffs' attorneys' fees awarded by the Court in an amount of $140,000. The effectiveness of the settlement is conditioned only on the entry by the Idaho District Court of a judgment approving the settlement that becomes final and nonappealable. A final judgment was entered on May 21, 1996 and will become final in 42 days from such date if no appeal is filed.

       Settlement of the "Double Derivative" Claims in Wohlgelernter Action was reached on March 4, 1996. MK has no monetary or other obligations under the settlement of the actions resulting from the "Double Derivative" Claims. The effectiveness of the settlement is conditioned upon the entry by the Idaho District Court of a judgment approving the settlement that becomes final and nonappealable and upon the entry of a final, nonappealable judgment approving the settlement in the MK Rail Securities Class Actions. The Idaho District Court entered a final judgment approving the Wohlgelernter settlement on May 21, 1996. This judgment is subject to appeal for 42 days. The condition that a final nonappealable order be entered in the MK Rail Securities Class Actions has been met. The settlements of the MK Derivative Actions and the Wohlgelernter and Florida Actions are referred to herein as the "Derivative Action Settlements".

       Touchstone Actions. These three cases (the "Touchstone Actions") have been settled, and notices of voluntary dismissal with prejudice were filed on January 16, 1996.

       Other Shareholder Actions. Plaintiffs in Karol Pilarczyk, et al. v. Morrison Knudsen Corp., MK Rail Corp., Agee, Hanks, Cleary, Smith, Herbots and James P. O'Donnell, No. 95CV1835 (U.S.D.C. N.D.N.Y.) (filed December 22, 1995; First Amended Complaint filed December 28, 1995) (the "Pilarczyk Action") are the former shareholders of TMS, Inc. ("TMS"). On December 30, 1992, MK acquired TMS under an exchange agreement, pursuant to which plaintiffs exchanged their TMS shares for shares of MK Common Stock. Plaintiffs together seek compensatory damages of not less than $7.5 million, treble damages, punitive damages of not less than $5 million, pre and postjudgment interest and attorneys' fees. The defendants in this action filed a motion to dismiss the First Amended Complaint on April 8, 1996. No response has been filed and no hearing date has been set.

       An agreement to settle Richard J. Clark, et al. v. Morrison Knudsen Corp. and Agee, No. 95-2305 (U.S.D.C. C.D. Ill.) (filed December 29, 1995) (the "Clark Action") was executed by all parties as of May 29, 1996. The settlement agreement does not involve any cash payment or other distribution by MK to the plaintiffs. On May 8, 1996, the Court entered an order dismissing the case with prejudice.

       Effect of Chapter 11 Cases on Securities Litigation Settlements. The Chapter 11 Cases are likely to be commenced prior to the expiration of the appeal periods relating to orders approving settlements of certain of the MK Derivative Actions, including the Wohlgelernter and Florida Actions described above. Thus, in order to consummate these favorable settlements and avoid the uncertainty and expense of protracted litigation, MK intends to request, on the petition date or as soon as practicable thereafter, that the Bankruptcy Court modify the automatic stay of Section 362(a) of the Bankruptcy Code to allow these appeal periods to expire. Because the orders approving the settlements of such Derivative Actions are likely not to have become final and nonappealable orders prior to the commencement of the Chapter 11 Cases, the terms of the settlement stipulations governing the MK Securities Class Actions and the MK Derivative Actions require that the Bankruptcy Court (i) approve the settlements; (ii) authorize MK's performance of all its obligations in respect of the settlement; (iii) with respect to the MK Securities Class Actions, authorize the use of the insurance policies to make the payment required to be made by the insurance companies under the settlement; and (iv) with respect to the MK Derivative Actions, authorize the use of a derivative cash account to make payments to a settlement account and to pay attorneys' fees and costs. The Plan provides that the entry of the Confirmation Order of the Plan shall constitute the required approval of the relevant settlement stipulations. The MK Common Stock issued under the MK Securities Class Actions and the MK Rail Securities Class Actions shall be exchanged for Warrants. For a discussion of the potential impact of MK's filing on the settlement stipulations, see "Risk Factors--Securities Litigation."

       Securities and Exchange Commission Investigations. MK has been notified that the staff of the Central Regional Offices of the Commission planned to recommend to the Commission that Morrison Knudsen Engineers, Inc., one of MK's subsidiaries, be named as a respondent in an administrative action in connection with an ongoing investigation of the issuance by the City and County of Denver of revenue bonds to finance the construction of the Denver International Airport. MK has since filed a brief with the Commission disputing the staff recommendation. The Commission has not announced a decision. MK Rail and MK also are subject to a formal investigation by the Pacific Regional Office of the Commission. MK continues to provide documents in response to discovery requests and otherwise to cooperate with the Commission's staff in connection with this investigation.

Boise Landlord Negotiations

       MK has conducted negotiations with the landlord for its corporate headquarters, MK Plaza Trust, a Delaware business trust (the "Boise Landlord"), regarding amendment of the terms of certain Amended and Restated Leases dated as of January 9, 1990 (the "Boise Leases") to bring the economic terms of such leases into alignment with current market conditions in Boise, Idaho. As of the date of this Proxy Statement, MK and the Boise Landlord have reached an agreement (the "Boise Agreement"), the material terms of which involve MK's rejection of the current Boise Leases, with the stipulation that the Boise Landlord will hold a certain class of Claim (for rejection and all other damages relating to the Boise Leases) in the aggregate amount of $12,970,191. Upon rejection of a Boise Leases and the occurrence of the Effective Time, the Boise Agreement provides for the commencement of the new lease between the Boise Landlord and the Combined Company (the "New Lease"). MK believes that the Boise Agreement represents the best opportunity to reduce the expenses associated with maintenance of the current Boise headquarters.

       The New Lease will commence on the Effective Time and will have a term of 84 months. Monthly base rent for the main premises, which aggregate approximately 144,000 square feet, will be at the annual rate of $11.75 per square foot for the first three years, increasing to $12.25 per square foot for the fourth year, and will be adjusted from the fourth year rate in accordance with the Consumer Price Index for each of the remaining three years. The other terms of the New Lease are typical of other similar leases, including provisions for landlord and tenant improvements, parking and security. Subject to certain conditions contained in the New Lease, the name of the premises will be "MK Plaza."


                              THE MERGER AGREEMENT

       The detailed terms of and conditions to the Merger are contained in the Merger Agreement, which is included in full as Exhibit 1 to this Proxy Statement and incorporated herein by reference. The following summary description of the terms of the Merger Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Merger Agreement.

Conversion of Securities

       On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time each share of MK Common Stock issued and outstanding immediately before the Effective Time (including without limitation all shares held in court-approved settlement funds) will be converted on a pro rata basis into the right to receive the Warrants. In addition, at the Effective Time each share of MK Common Stock held in the treasury of MK and each share of MK Common Stock owned by any subsidiary of MK immediately prior to the Effective Time will be cancelled without payment therefor.

       Each share of WCGI Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time will be unaffected by the Merger and will continue to be one validly issued, fully paid and nonassessable share of WCGI Common Stock.

Representations and Warranties

       The Merger Agreement contains various representations and warranties of Washington and MK. These include representations and warranties by MK to Washington with respect to corporate organization, good standing, corporate authority, capitalization, subsidiaries, conflicts, filings with the Commission and the financial statements included therein, information contained in this Proxy Statement and in the Disclosure Statement, consents and approvals, finders' fees and brokerage commissions, insurance, labor matters, employee benefit plans, taxes, title to properties, intellectual property, permits, environmental matters, litigation, contracts and commitments, compliance with laws and absence of certain developments. WCGI has also made representations and warranties to MK with respect to corporate organization, good standing, corporate authority, capitalization, subsidiaries, conflicts, filings with the Commission and the financial statements included therein, information contained in this Proxy Statement and in the Disclosure Statement, consents and approvals, employee benefit matters, taxes, environmental matters, compliance with laws and absence of certain developments.

Certain Covenants

       DIP Facility. The Merger Agreement provides that, on the Effective Time, Washington will repay and/or refinance amounts outstanding under the DIP Facility.

       Conduct of Business. The Merger Agreement provides that Washington and MK will, in general, conduct their respective businesses in the ordinary course consistent with past practice prior to the Effective Time.

       Certain Prohibited Transactions. The Merger Agreement provides that, without the prior written approval of Washington (which is not to be unreasonably withheld or delayed) or except as contemplated by the Merger Agreement or the Plan, prior to the Effective Time, MK will not, and will cause its subsidiaries not to: (i) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, partnership, firm or corporation or make any loans or advances to any individual, partnership, firm or corporation, except in the ordinary course of business and consistent with past practices and, with respect to indebtedness for borrowed money, pursuant to existing agreements or pursuant to the DIP Facility; (ii) issue any shares of its capital stock or any other securities or any securities convertible into, exchangeable for or exercisable to purchase shares of its capital stock, other than shares issued upon exercise of issued and unexercised options, warrants and other rights to purchase capital stock of MK, or amend or modify the terms of any issued and outstanding options, warrants and other rights to purchase capital stock of MK; (iii) make or pay, or incur any obligation to make or pay, any dividend or other distribution on its capital stock or make, or incur any obligation to make, any redemption, repurchase or other acquisition of its capital stock; (iv) make any change to its certificate of incorporation or bylaws; (v) mortgage, pledge or otherwise encumber any of its properties or assets, sell, transfer or dispose of any of its properties or assets with a value in excess of $5 million (unless such assets are worn-out or obsolete) or cancel, release, compromise or assign any indebtedness owed to it or claims held by it, except in the ordinary course of business and consistent with past practice or in connection with the DIP Facility; (vi) enter into any sale and leaseback transaction except in the ordinary course of business and consistent with past practices; (vii) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other individual, partnership, firm or corporation, except in the ordinary course of business and consistent with past practice; (viii) make any material tax election or make any material change in MK's accounting principles or practices or tax positions (other than elections or changes necessary to facilitate the tax refunds described in "Securities to be Issued and Transferred Under the Plan -- Series A Preferred Stock");
(ix) enter into any engineering or mining services contract involving fixed payments of more than $5 million in any year or construction, construction management or mining operations contracts involving fixed payments of more than $10 million in any year or into any other material contract (other than reimbursable subcontracts) that would involve fixed payments or accruals of fixed payments by MK of more than $1.5 million in any fiscal year; (x) enter into any employment agreement providing for a salary in excess of $150,000 per year or increase the compensation of employees who earn more than $150,000 per year other than increases in the ordinary course of business consistent with past practice; or (xi) do any other act that would cause any representation or warranty of MK in the Merger Agreement to be or become untrue. Similarly, the Merger Agreement provides that, without the prior written consent of MK (which is not to be unreasonably withheld or delayed), or except as contemplated by the Merger Agreement or the Plan, prior to the Effective Time, Washington will not, and will cause its subsidiaries not to, take specified actions comparable to those described in clauses (i), (ii),
(iii), (v), (vi), (vii), (x) and (xi) of the immediately preceding sentence.

       Disclosure Statement; Solicitation of Acceptances. Under the Merger Agreement, MK agreed, subject to the fiduciary duties of MK's Board of Directors, to seek the support of the terms of the Plan from MK's creditors as promptly as possible. In this regard, MK agreed to prepare, as promptly as possible, the Plan and the Disclosure Statement and all related documents, including ballots, necessary to solicit acceptances of the Plan from certain creditors of MK. Pursuant to the Merger Agreement, Washington agreed to provide to MK all information regarding Washington and its subsidiaries necessary to permit MK to prepare the Disclosure Statement and related solicitation materials.

       Under the Merger Agreement, MK agreed to mail the Disclosure Statement and related solicitation materials to certain creditors of MK and solicit acceptances of the Plan from such creditors as soon as possible after such documents had been finalized. In addition, the Merger Agreement provides that MK will use its reasonable best efforts to obtain acceptances of the Plan from a sufficient number of MK's creditors in a sufficient number of classes of creditors to allow the Plan to be confirmed under the Bankruptcy Code.

       Pursuant to the Merger Agreement, MK further agreed: (i) as promptly as possible after the date on which it mailed the Disclosure Statement to creditors, to prepare petitions for relief under Chapter 11 of the Bankruptcy Code and certain related motions and notices; (ii) as soon as possible after the date on which MK obtains the acceptances of the Plan from a sufficient number of MK's creditors in a sufficient number of classes of creditors to allow the Plan to be confirmed under the Bankruptcy Code, to commence the Chapter 11 Cases and to file certain motions and schedule certain hearings in connection therewith;
(iii) if deemed necessary by MK, to solicit approval of the Plan from MK's stockholders and certain plaintiffs in certain lawsuits against MK, and
(iv) upon the completion of the solicitation of MK's stockholders and such plaintiffs, to use its reasonable best efforts to obtain the Confirmation Order.

       Stockholders Meeting; Purchaser Proxy Statement. The Merger Agreement provides that Washington will call, convene and hold this Special Meeting as promptly as practicable for the purpose of voting on the Merger Agreement and the Merger. Pursuant to the Merger Agreement, (i) Washington agreed to use its best efforts to prepare and file this Proxy Statement with the Commission and to have the Proxy Statement cleared by the Commission as promptly as practicable, and (ii) MK agreed to provide all information regarding MK and its subsidiaries necessary to permit Washington to prepare and file this Proxy Statement.

       Access. Pursuant to the Merger Agreement, Washington and MK each agreed to permit the other and the other's employees, agents and representatives reasonable access to its premises and all its books, computer software applications systems, files and records, and to furnish the other such financial and operating data and other information with respect to its business, assets and properties as the other shall request, for the purpose of conducting a complete and thorough investigation and review of its business. Washington and MK each further agreed to make its officers and other employees available to the other and the other's employees, agents and representatives to respond to questions and requests for information and to keep the other informed of all material developments involving its operations and activities.

       Notifications of Certain Matters. The Merger Agreement provides that each of Washington and MK will give prompt notice to the other of: (i) the occurrence or failure to occur of any event that would be likely to cause any representation or warranty contained in the Merger Agreement to be untrue or inaccurate prior to the Effective Time and (ii) any material failure to comply with or satisfy any covenant or condition to be complied with or satisfied by it under the Merger Agreement.

       Reasonable Best Efforts; Cooperation. Pursuant to the Merger Agreement, each of Washington and MK agreed, subject to the terms and conditions of the Merger Agreement and the fiduciary duties of its Board of Directors, to use its reasonable best efforts to take or cause to be taken all actions and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement. The Merger Agreement further provides that each party will promptly consult with the other with respect to, provide any necessary information with respect to and provide the other copies of, all filings made by such party with the Bankruptcy Court or any governmental entity in connection with the Merger Agreement or the transactions contemplated thereby.

       NYSE Listing. The Merger Agreement provides that Washington will use its reasonable best efforts to cause the Merger Shares and the Warrants to be issued under the Plan to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time.

       Executory Contracts. The executory contracts and unexpired leases intended to be rejected by MK pursuant to the Bankruptcy Code are identified in an exhibit to the Plan, which exhibit may be modified in accordance with the Plan at any time prior to the Effective Time. The Merger Agreement provides that, during the pendency of the Chapter 11 Cases, MK will not assume any contract or lease listed on such exhibit without the prior approval of Washington (which is not to be unreasonably withheld or delayed).

       Exclusivity. Pursuant to the Merger Agreement, MK agreed that until the Effective Time (or the earlier termination of the Merger Agreement), neither MK nor any of its affiliates nor any of their respective directors, officers, employees, representatives or agents (collectively, the "Restricted Parties"), will directly or indirectly, solicit, initiate or encourage any discussions, submissions of proposals or offers or negotiations with or assist or participate in, facilitate or encourage any effort or attempt by, or otherwise cooperate in any other way with, or participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, any corporation, partnership, person or other entity or group, other than Washington and its partners, employees, representatives, agents and affiliates, concerning any merger, consolidation, sale of assets, sale of shares of capital stock or other equity securities, recapitalization, debt restructuring or similar transaction involving MK, a substantial portion of the assets of MK or any division of MK, whether as part of a plan of reorganization or otherwise (any such transaction being referred to herein as an "Alternative Transaction"); except that the Restricted Parties may furnish information to, or enter into discussions or negotiations with, any person or entity in response to a proposal for a Qualifying Alternative Transaction (as defined below) if, and only to the extent that, MK's Board of Directors, after consultation with independent legal counsel (which may include its regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors to comply with its fiduciary obligations under applicable law. The Merger Agreement defines a "Qualifying Alternative Transaction" as an Alternative Transaction that MK's Board of Directors determines in good faith, after consultation with its financial advisors, would provide aggregate consideration of at least $15 million greater than the consideration provided by Washington under the Merger Agreement (which is deemed to be $235 million for such purpose). Pursuant to the Merger Agreement, MK further agreed that it will immediately (and within no more than 24 hours) notify Washington if any proposal, offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, MK in respect of an Alternative Transaction, and will, in any such notice to Washington, indicate the identity of the offeror and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts, and thereafter will keep Washington informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations. In addition, the Merger Agreement provides that MK will not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which MK is a party.

Conditions to the Merger

       Conditions to Obligations of Washington. Under the Merger Agreement, the obligations of Washington to effect the Merger and the other transactions contemplated thereby are subject to the satisfaction or written waiver of the following conditions, among other things,: (i) the Disclosure Statement shall have been approved by the Bankruptcy Court, (ii) this Proxy Statement shall have been cleared by the Commission and no stop order or proceeding seeking a stop order shall have been issued or commenced with respect to this Proxy Statement,
(iii) the Confirmation Order shall have been entered, no stay of the Confirmation Order pending appeal shall have been entered and all other conditions to the effectiveness of the Plan as set forth therein shall have been satisfied or waived; (iv) the Merger Shares and, if required by the NYSE for the continued listing of the Merger Shares, the Warrants shall have been approved for listing on the NYSE, subject to official notice of issuance;
(v) all representations and warranties of MK contained in the Merger Agreement shall be true and correct at and as of the Effective Time (except to the extent that such representations and warranties speak as of an earlier date) as if such representations and warranties were made at and as of the Effective Time and MK shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Effective Time;
(vi) all consents, approvals and waivers from governmental authorities and other parties necessary to permit consummation of the transactions contemplated by the Merger Agreement (other than (A) consents, approvals and authorizations under any agreement with a governmental authority and (B) consents, approvals and authorizations which, if not obtained, would not have a material adverse effect on Washington or MK) shall have been obtained; (vii) no suit, action, investigation, inquiry or other proceeding by any governmental authority shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by the Merger Agreement and no suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of the transaction contemplated by the Merger Agreement and which could reasonably be expected to have a material adverse effect on Washington or the Combined Company; (viii) aggregate borrowings under the DIP Facility shall not exceed $50 million on the Effective Time; (ix) certain MK stockholder litigations shall have been settled or dismissed; (x) all conditions to effectiveness of certain Boise leases shall have been satisfied or waived; (xi) MK shall have furnished Washington with such certifications to evidence compliance with the foregoing conditions as may be reasonably requested by Washington; and (xii) Washington shall have received from MK resolutions adopted by the Board of Directors of MK approving the Merger Agreement and the transactions contemplated thereby.

       Included among the foregoing conditions is the condition that, except as previously disclosed in MK's filings with the Commission, since December 31, 1995, no event shall have occurred with respect to MK that is reasonably likely to have a material adverse effect on MK. Under the Merger Agreement, a "material adverse effect" means, with respect to any person, a material adverse effect on
(i) the condition (financial or otherwise), revenues, gross profits, assets, liabilities or business of such person and its subsidiaries, taken as a whole, or (ii) the validity or enforceability of the Merger Agreement.

       Conditions to the Obligations of MK. Under the Merger Agreement, the obligations of MK to consummate the Merger and the other transactions contemplated thereby are subject to the satisfaction or written waiver of the following conditions: (i) the Confirmation Order shall have been entered, no stay of the Confirmation Order pending appeal shall have been entered and all other conditions to the effectiveness of the Plan as set forth therein shall have been satisfied or waived; (ii) all representations and warranties of Washington contained in the Merger Agreement shall be true and correct at and as of the Effective Time (except to the extent that such representations and warranties speak as of an earlier date) as if such representations and warranties were made at and as of the Effective Time and Washington shall have performed in all material respects all agreements and covenants required by the Merger Agreement to be performed by it prior to or at the Effective Time; (iii) the Merger and the other transactions contemplated by the Merger Agreement shall have been approved by Washington's stockholders in accordance with the applicable requirements of the DGCL at the meeting of such stockholders called for such purpose, and the agreement by Dennis R. Washington to vote his shares of WCGI Common Stock in favor of the transactions contemplated in the Merger Agreement shall not have been withdrawn or revoked (see "-- Washington Agreement"); (iv) the Merger Shares and Warrants to be distributed under the Plan will be issued under an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), will be freely tradable by holders who are not affiliates of the Combined Company or "underwriters" under the Securities Act with respect to such securities and will have no restrictive legend, and the Merger Shares and Warrants shall have been approved for listing on the NYSE, subject to official notice of issuance; (v) all consents, approvals and authorizations from governmental authorities and other parties necessary to permit consummation of the transactions contemplated by the Merger Agreement (other than (A) consents, approvals and authorizations required under any agreement with a governmental authority and (B) consents, approvals and authorizations which, if not obtained, would not have a material adverse effect on MK or Washington) shall have been obtained; (vi) no suit, action, investigation, inquiry or other proceeding by any governmental authority shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by the Merger Agreement and no suit, action, investigation, inquiry or other proceeding by any person shall have been instituted or threatened which questions the validity or legality of the transaction contemplated by the Merger Agreement and which could reasonably be expected to have a material adverse effect on MK or the Combined Company; (vii) Washington shall have furnished MK with such certifications to evidence compliance with the foregoing conditions as may be reasonably requested by MK; and (viii) MK shall have received from Washington resolutions adopted by the Board of Directors of Washington approving the Merger Agreement and the transactions contemplated thereby and a tabulation reflecting the results of any required vote of Washington's stockholders with respect to the Merger Agreement.

       Included among the foregoing conditions is the condition that, except as previously disclosed in Washington's filings with the Commission, since November 30, 1995, no event shall have occurred with respect to Washington which is reasonably likely to have a material adverse effect on Washington.

Indemnification and Insurance

       The Merger Agreement provides that MK (and, from and after the Effective Time, the Combined Company) will, subject to certain limitations, (i) indemnify Washington, Washington Corporations, Dennis Washington and their respective affiliates, directors, officers, advisors, agents and employees (the "Indemnified Washington Parties"), to the fullest extent lawful, from and against any and all claims, actions and suits asserted against any of them, and any and all damages, judgments, liabilities and expenses resulting from or incurred in response thereto (including, without limitation, costs of investigating, preparing or defending any such claim or action and reasonable legal expenses) (collectively "Losses") arising out of, or in connection with, the Merger or the Plan, and (ii) indemnify all officers and directors of MK or any of its subsidiaries (together with the Indemnified Washington Parties, the "Indemnified Parties"), to the fullest extent lawful, from and against any and all claims, actions and suits asserted against any of them and any and all Losses resulting from or incurred in response thereto, arising in whole or in part out of the status at any time of any such person as an officer or director of MK or any of its subsidiaries or any action taken or omitted to be taken at any time in his or her capacity as such, including without limitation any such action taken or omitted to be taken in connection with the Merger Agreement or the Plan or the respective transactions contemplated thereby; except that no Indemnified Party shall be entitled to indemnification by MK with respect to any Losses arising solely from the bad faith or gross negligence (as finally determined by a court of competent jurisdiction) of such Indemnified Party or any affiliate, director, officer or employee of such Indemnified Party. See "Management of the Combined Company--Limitation of Liability; Indemnification of Directors and Officers."

       The Merger Agreement provides that the Combined Company will either
(i) provide directors' and officers' liability insurance having substantially similar terms and conditions and providing substantially similar coverages as the directors' and officers' liability insurance maintained by MK at the Effective Time for a period of three years following the Effective Time for all current directors and officers of MK and its subsidiaries (provided Washington may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous to such officers and directors) or (ii) purchase runoff extensions under MK's existing directors' and officers' and fiduciary liability insurance policies extending the period for making claims under such policies for at least three years following the Effective Time; provided in each case that if the annual cost of such coverage would exceed 150% of MK's annual premium paid the previous year, WCGI will purchase as much coverage as possible for 150% of such amount for each year in such three-year period. See "Management of the Combined Company--Directors' and Officers' Insurance."

Termination

       Termination by Mutual Consent. The Merger Agreement may be terminated at any time prior to the Effective Time by mutual consent of Washington and MK.

       Termination by Either Washington or MK. The Merger Agreement may be terminated at any time prior to the Effective Time by either Washington or MK if
(i) a court of competent jurisdiction or governmental authority shall have issued a nonappealable final order, decree or ruling or taking any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Plan or the Merger (provided that such right to terminate will not be available to any party that has not complied with its obligations under certain covenants and such non-compliance materially contributed to the issuance of any such order, decree or ruling or the taking of any such action) or (ii) the Effective Time shall not have occurred on or before December 31, 1996.

       Termination by Washington. The Merger Agreement may be terminated at any time prior to the Effective Time by Washington if (i) there were inaccuracies in the representations and warranties of MK that would have a material adverse effect on MK or there has been a material breach on the part of MK in the covenants of MK set forth in the Merger Agreement or any failure on the part of MK to comply with its material obligations under the Merger Agreement, or any other events or circumstances shall have occurred or exist (otherwise than as a result, direct or indirect, of a breach by Washington of its obligations under the Merger Agreement) such that the conditions to Washington's obligations to consummate the transactions contemplated by the Merger Agreement cannot be satisfied on or prior to the date on which all other conditions to the effectiveness of the Plan shall have been satisfied or waived, (ii) MK has not received the requisite acceptance of the Plan from a sufficient number of creditors in a sufficient number of classes of creditors to allow the Plan to be confirmed under the Bankruptcy Code on or prior to July 1, 1996, or (iii) the Confirmation Order shall not have been entered on or before August 31, 1996 (unless the failure of the Confirmation Order to be entered on or before such date was the result, direct or indirect, of actions or omissions by Washington).

       Termination by MK. The Merger Agreement may be terminated at any time prior to the Effective Time by MK if (i) there are inaccuracies in the representations and warranties of Washington that would have a material adverse effect on Washington or there has been a material breach on the part of Washington in the covenants of Washington set forth in the Merger Agreement or any failure on the part of Washington to comply with its material obligations under the Merger Agreement or any other events or circumstances shall have occurred or exist (otherwise than as a result, direct or indirect, of a breach by MK of its obligations under the Merger Agreement) such that the conditions to MK's obligations to consummate the transactions contemplated by the Merger Agreement cannot be satisfied on or prior to the date on which all other conditions to the effectiveness of the Plan shall have been satisfied or waived,
(ii) Washington's stockholders do not approve the Merger in accordance with the applicable requirements of DGCL at this Special Meeting, or (iii) on or prior to the 35th day following the date on which the Chapter 11 Cases are filed, MK receives a firm offer with respect to a Qualifying Alternative Transaction that in the good faith determination of MK's Board of Directors, after consultation with its financial advisors and independent legal counsel (which may include its regularly engaged counsel), is reasonably capable of being financed and would cause the Board of Directors of MK to violate its fiduciary duties under applicable law were it to proceed with the Plan and the Merger under the Merger Agreement.

       Effect of Termination. In the event of termination of the Merger Agreement by either Washington or MK, the Merger Agreement will become void and there will be no liability or obligation on the part of Washington or MK or their respective officers or directors except for certain covenants relating to termination fees, indemnification and confidentiality that would survive any termination of the Merger Agreement.

       Termination Payments. The Merger Agreement provides that, in the event
(i) MK (A) fails to consummate the Merger in breach of its obligations under the Merger Agreement, or (B) terminates the Merger Agreement pursuant to the provisions described in clause (iii) under the caption "Termination by MK" above, and thereafter enters into a definitive agreement with respect to a Substantial Transaction (as defined below) within one year of such termination and (ii) in all such cases Washington is not in material breach of its obligations under the Merger Agreement and, at the time of such failure or termination, as the case may be, is ready, willing and able to proceed to consummate the transactions thereunder, MK will pay Washington a fee of $9,000,000, plus reimbursement of expenses. The Merger Agreement further provides that, in the case of a termination pursuant to the provisions described in clause (iii) under the caption "Termination by MK" above, if MK consummates such Substantial Transaction, MK will also pay to Washington the lesser of
(i) $3,000,000 and (ii) 40% of the amount by which the value of the consideration provided in the Substantial Transaction exceeds $250,000,000, plus reimbursement of expenses. For purposes of the Merger Agreement, the term "Substantial Transaction" means an Alternative Transaction involving the sale of MK, the sale of a majority of the stock of MK (by means of a merger, stock sale or other transaction), the sale of any of MK's principal operating businesses (other than MK Rail) and any other reorganization involving an equity infusion.

Expenses

       The Merger Agreement provides that MK will be responsible for the payment of all expenses incurred by MK in connection with the Plan and the Merger. Pursuant to the Merger Agreement, MK also agreed to fulfill its obligation pursuant to the letter agreement previously entered into between Washington and MK to reimburse Washington for any reasonable out-of-pocket fees and expenses incurred by Washington, subject to certain limitations. The Merger Agreement further provides that, in the event that the termination fee described above becomes due and payable to Washington, MK will reimburse Washington for reasonable documented out-of-pocket expenses and fees incurred after May 13, 1996 in an amount not to exceed $1,000,000.

Employment Agreements

       Pursuant to the Merger Agreement, Washington has agreed, at the Effective Time, to enter into employment agreements with certain of the officers and directors of MK designated by Washington. Accordingly, all outstanding employment agreements between MK and its officers at the Effective Time will be assumed by WCGI and will continue in full force and effect. See "Management of the Combined Company--Executive Compensation."

Washington Agreement

       Pursuant to a letter dated as of May 16, 1996, Dennis R. Washington, who beneficially owns 68.5% of the outstanding WCGI Common Stock, agreed to cause all shares of WCGI Common Stock beneficially owned by a him to be voted in favor of the approval of the Merger Proposals at the Special Meeting. As a result, there are a sufficient number of shares of WCGI Common Stock to be voted in favor of the Merger Proposals for approval and adoption at the Special Meeting without the affirmative vote of any other holder of WCGI Common Stock.

             SECURITIES TO BE ISSUED AND TRANSFERRED UNDER THE PLAN

     A description of the following securities to be issued and transferred under the Plan if the Merger is consummated, including the applicability of federal and other securities laws, is set forth below.

     As of the Effective Time, the Combined Company will issue the Merger Shares, Series A Preferred Stock and Warrants, collectively referred to in the Plan as the "Combined Company Securities." The Combined Company Securities will be issued for distribution in accordance with the Plan. The following discussion summarizes the material provisions of the Combined Company Securities, including references, where applicable, to the Warrant Agreement, the Certificate of Incorporation and Bylaws. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, the Certificate of Incorporation and Bylaws, which are attached hereto as Exhibits 2, 4 and 5, respectively.

Merger Shares

     The Certificate of Incorporation authorizes 100,000,000 shares of WCGI Common Stock. Giving effect to the Plan, including the distribution of the Merger Shares and other transactions contemplated by the Plan, it is estimated that approximately 53,605,000 shares of WCGI Common Stock will be outstanding as of the Effective Time. Pursuant to the Merger Agreement, Washington has agreed to use its reasonable best efforts to cause the Merger Shares to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time. See "The Merger Agreement--Certain Covenants--NYSE Listing." The rights of holders of the Merger Shares will be governed by the laws of the State of Delaware as well as by the Certificate of Incorporation and the Bylaws.

The Warrants

     The Warrants will represent the right to purchase an aggregate of 2,765,000 shares of WCGI Common Stock. Pursuant to the Merger Agreement, Washington has agreed to use its reasonable best efforts to cause the Warrants to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time. See "The Merger Agreement--Certain Covenants--NYSE Listing." In addition, the Warrant Agreement between the Combined Company and the Warrant Agent (as defined below) (the "Warrant Agreement") requires the Combined Company to use commercially reasonable efforts to list and to maintain the listing of the Warrants on the NYSE and requires the Combined Company to use such efforts to list the Warrants on alternative exchanges or to include them in alternative quotation systems if NYSE listing is not (or is no longer) available. Each Warrant will entitle the holder thereof to acquire one share of WCGI Common Stock at an exercise price of $12.00 per share, subject to adjustment in certain circumstances as provided in the Warrant Agreement.

     The number and kind of securities purchasable upon the exercise of the Warrants and the exercise price thereof will be subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement, including the issuance of WCGI Common Stock or other shares of capital stock as a dividend or distribution on the WCGI Common Stock; subdivisions, reclassifications and combinations of the WCGI Common Stock; the issuance to all holders of WCGI Common Stock of certain rights, options or warrants entitling them to subscribe for or purchase WCGI Common Stock at less than the then-current market price of the WCGI Common Stock (as determined in accordance with the Warrant Agreement); the distribution to holders of WCGI Common Stock of evidences of indebtedness or assets of the Combined Company or any entity controlled by the Combined Company (excluding cash dividends or cash distributions from consolidated earnings or surplus legally available for such dividends or distributions); the distribution to holders of WCGI Common Stock of shares of capital stock of any entity controlled by the Combined Company; the issuance of shares of WCGI Common Stock for less consideration than the then-current market price of the WCGI Common Stock; the issuance of securities convertible into or exchangeable or exercisable for shares of WCGI Common Stock or rights to subscribe for such securities, for a consideration per share of WCGI Common Stock deliverable on such conversion, exchange or exercise that is less than the then-current market price thereof (although no adjustment in such shares or exercise price will be required in connection with the issuance of the WCGI Common Stock, options, rights, warrants or other securities pursuant to the Plan, any plan adopted by the Combined Company or any entity controlled by the Combined Company for the benefit of employees or directors, or any share purchase rights plan adopted by the Combined Company; the issuance of shares of WCGI Common Stock or securities convertible into or exchangeable for shares of WCGI Common Stock pursuant to an underwritten public offering satisfying specified criteria; sales of WCGI Common Stock pursuant to a plan adopted by the Combined Company for the reinvestment of dividends or interest; the issuance of shares of WCGI Common Stock to shareholders of any corporation which is acquired by, merged into or made a part or subsidiary of the Combined Company in an arm's-length transaction; or a change in the par value of WCGI Common Stock). Additionally, no adjustment will be required if in connection with any of the events otherwise giving rise to an adjustment the holders of the Warrants receive such rights, securities or assets as such holders would have been entitled had the Warrants been exercised immediately prior to such event, and no adjustment will be required unless such adjustment would require a change in the aggregate number of shares of WCGI Common Stock issuable upon the hypothetical exercise of a Warrant of at least 1% (but any adjustment requiring a change of less than 1% will be carried forward and taken into account in any subsequent adjustment). In addition, the Board of Directors is empowered by the Warrant Agreement to reduce the exercise price.

     The Combined Company may at its option, at any time during the term of the Warrants, reduce the then current exercise price to any amount deemed appropriate by the Board of Directors of the Combined Company. The Combined Company and Norwest Bank Minnesota, N.A., who is expected to serve as registrar and warrant agent for the Warrants (the "Warrant Agent"), may from time to time supplement or amend the Warrant Agreement without approval of any holder to cure, among other things, any ambiguity or to correct or supplement any provision, to comply with the requirements of any national securities exchange or The Nasdaq National Market, to delete the aforementioned provision allowing the directors to reduce the exercise price or to make any other provisions in regard to matters or questions arising under the Warrant Agreement which the Combined Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and the Warrant Agreement. Any other supplement or amendment to the Warrant Agreement may be made with the approval of the holders of a majority of the then outstanding Warrants; provided, however, that any such amendment or supplement which (i) increases the exercise price; (ii) decreases the number of shares of WCGI Common Stock issuable upon exercise of a Warrant; or (iii) shortens the period during which the Warrants may be exercised requires the consent of each holder of a Warrant affected thereby.

     The Warrants will be exercisable at any time from 9:00 a.m., New York City time, on the Effective Time to 5:00 p.m. New York City time, on the fifth anniversary of such date (the "Exercise Period"). Each Warrant not exercised prior to the expiration of the Exercise Period will become void, and all rights thereunder and in respect thereof under the Warrant Agreement will cease on the expiration of the Exercise Period.

     Under the Warrant Agreement, the Combined Company is not obligated to furnish holders of the Warrants with quarterly, annual or other reports regarding the Combined Company, although it may do so in its sole discretion and intends to do so to the extent required by applicable law or any securities exchange on which the Warrants may be listed or any quotation system in which they may be included.

     To MK's knowledge, the Warrant Agent is not a holder of any indebtedness of the MK and is not an affiliate of any such holder. If such firm is unwilling or unavailable to serve or if otherwise determined by the Combined Company, an alternative firm satisfactory to the Combined Company will be selected as Warrant Agent.

Series A Preferred Stock

     The Certificate of Incorporation permits the Board of Directors of WCGI to authorize the issuance of WCGI Preferred Stock without further stockholder approval. The shares of WCGI Preferred Stock may be issued in one or more series, with the number of shares of each series and the designation, relative powers, preferences, rights and qualifications, limitations or restrictions of each series to be determined by the Board of Directors. Among the specific matters that may be determined by the Board of Directors, as permitted by the DGCL, are dividend rights, if any, redemption rights, if any, the terms of a sinking or purchase fund, if any, the amount payable in the event of any dissolution of the Combined Company, conversion rights, if any, and voting powers, if any.

     The Certificate of Incorporation authorizes the issuance of 18,000 shares of Series A Preferred Stock to be designated as Series A Preferred Stock ("Series A Preferred Stock"). The holders of Series A Preferred Stock will have no right to receive dividends. The redemption price per share of Series A Preferred Stock will be equal to the greater of $1.00 or a pro rata share of any undistributed funds in a sinking fund maintained by the Combined Company for the purpose of making distributions to the holders of, or redeeming, the Series A Preferred Stock. The Series A Preferred Stock sinking fund (the "Foreign Tax Credit Sinking Fund") will consist of all amounts received by the Combined Company in respect of refunds of federal income tax and interest thereon (without offset of any current or future tax obligations of MK and consolidated subsidiaries and the Combined Company) associated with amended federal income tax returns of MK and consolidated subsidiaries for the calendar years 1982 through 1990 which were filed prior to January 1, 1996, which change the corporation's election from deducting foreign taxes to claiming a credit for those taxes (hereinafter referred to as "Foreign Tax Credit Refunds"). The Board of Directors will have the exclusive power and authority to determine (i) whether funds received by the Combined Company are Foreign Tax Credit Refunds and (ii) the amount of any Foreign Tax Credit Refunds. The holders of the Series A Preferred Stock will have no right to challenge any such determination unless such challenge is specifically authorized by the beneficial owners of a majority of the issued and outstanding shares of the Series A Preferred Stock. The Combined Company may also (upon the affirmative vote of two-thirds of the full Board of Directors) deposit funds other than Foreign Tax Credit Refunds into the Foreign Tax Credit Sinking Fund. The cumulative total amount which the Combined Company will deposit to the Foreign Tax Credit Sinking Fund will not exceed $18,000,000. The Certificate of Incorporation also provides that the Combined Company must on the fifteenth day of the month following the end of each quarter distribute to the holders of Series A Preferred Stock any funds on deposit in the Foreign Tax Credit Sinking Fund, including any Foreign Tax Credit Refunds and any interest thereon. The distribution for the calendar quarter in which the cumulative total deposits to the Foreign Tax Credit Sinking Fund reaches $18,000,000 will be the final distribution with respect to the Series A Preferred Stock and the Series A Preferred Stock will be cancelled upon that final distribution. The Certificate of Incorporation provides that, if the Series A Preferred Stock has not been redeemed and cancelled through the distribution of $18,000,000 from the Foreign Tax Credit Sinking Fund within five years of the issuance of the Series A Preferred Stock, the Combined Company must redeem all shares of Series A Preferred Stock at a per share redemption price equal to the greater of $1.00 or a pro rata portion of the balance of the Foreign Tax Credit Sinking Fund as of the fifth anniversary of the issuance of the Series A Preferred Stock. Upon the liquidation, dissolution or winding up of the affairs of the Combined Company, the holders of shares of Series A Preferred Stock will be entitled to receive, in full out of the assets of the Combined Company, before any amount is paid or distributed to any holders of WCGI Common Stock, a per share amount equal to the greater of $1.00 or a pro rata share of the remaining balance of the Foreign Tax Credit Sinking Fund.

     Holders of Series A Preferred Stock will be entitled to vote together with holders of WCGI Common Stock as a single class on all matters with respect to which the holders of WCGI Common Stock are entitled to vote. Each share of Series A Preferred Stock will have 1/100 of a vote. Additionally, the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock will be required for approval of each of the following matters: (i) reclassification of any securities ranking junior to the Series A Preferred Stock as securities ranking senior to or on parity with the Series A Preferred Stock or (ii) any amendment of the Certificate of Incorporation that changes any of the rights, powers, preferences and privileges of the Series A Preferred Stock.

Registration Rights Agreement

     Demand Rights. The Combined Company and certain holders of shares of WCGI Common Stock will enter into a Registration Rights Agreement (the "Combined Company Registration Rights Agreement") which is attached hereto as Exhibit 3 on or prior to the Effective Time. Pursuant to the Registration Rights Agreement, the Combined Company will agree to file with the Commission as soon as practicable after receiving a request from the holders of not less than 5,000,000 shares of WCGI Common Stock (subject to adjustments for stock splits), a registration statement (the "Combined Company Registration Statement") on Form S-1 or Form S-3, if use of such a form is then available, to cover resales of "Registrable Securities" (as defined in Registration Rights Agreement) by the holders thereof who satisfy certain conditions relating to the provision of information in connection with the Combined Company Registration Statement. The Combined Company will use commercially reasonable efforts to cause the Combined Company Registration Statement to be declared effective by the Commission within 180 days of such demand.

     Under the Registration Rights Agreement, "Registrable Securities" means the WCGI Common Stock acquired by persons pursuant to the Plan or acquired by their successors and permitted assigns in accordance with Registration Rights Agreement (and any securities issued or issuable with respect thereto). If the WCGI Common Stock (or any securities issued or issuable with respect thereto) are listed on any national securities exchange or included in any interdealer quotation system, then only such securities held by persons deemed to be "underwriters" or "affiliates" for purposes of the Securities Act will be deemed to be Registrable Securities.

     Pursuant to the terms of the Registration Rights Agreement, the requisite holders of the WCGI Common Stock who are a party to such agreement will have the right to make up to two demands during the three-year term thereof for the filing of a Combined Company Registration Statement, provided that such holders may not make a second demand for registration until 12 months after the date on which the Combined Company Registration Statement filed pursuant to the first demand for registration shall have been declared effective, and provided further that such holders may not make a second demand for registration if the average daily trading volume of the WCGI Common Stock on the securities exchange (or interdealer quotation system) on which the WCGI Common Stock is then listed (or quoted) shall have been 100,000 shares per day for any consecutive 20 business day period preceding such second demand. Only those holders who are deemed to be "underwriters" or "affiliates" of the Combined Company for purposes of the Securities Act will be permitted to demand the registration of WCGI Common Stock pursuant to a shelf registration statement. The Combined Company shall, upon receipt of the demand by the requisite holders, provide notice within 15 days to all holders of WCGI Common Stock who are parties to the Registration Rights Agreement. Such holders who respond by requesting the right to include their shares of WCGI Common Stock for resale pursuant to the Combined Company Registration Statement (the "Participating Holders") shall be entitled to so participate, subject to certain restrictions and limitations, including, the right of underwriters to reduce the number of shares being offered for resale (in the case of an underwritten offering). In the case of any such reduction, then the Combined Company shall include in such registration that amount of WCGI Common Stock that the Combined Company is so advised can be sold in (or during the time of) the offering, as follows: first, securities of any Participating Holder that is an "underwriter" or an "affiliate" of the Combined Company in an amount sufficient to include all the shares of WCGI Common Stock (or other Registrable Securities, as the case may be) offered by such Participating Holder or an amount sufficient to reduce the amount of such Participating Holder's shares of WCGI Common Stock (or other Registrable Securities, as the case may be) held after the offering to a level that would cause such Participating Holder to no longer be an "underwriter" or an "affiliate" of the Combined Company, whichever amount is less; second, such securities requested to be included in such Combined Company Registration Statement by any other Participating Holder, pro rata on the basis of the amount of such securities held by such holder; and third, all other securities of the Combined Company duly requested to be included in such Combined Company Registration Statement.

     Piggy-Back Rights. If, during the three-year term of the Registration Rights Agreement, the Combined Company proposes to register any of its equity securities under the Securities Act (other than by a registration statement on Form S-4 or Form S-8) in a form and a manner that would permit registration of WCGI Common Stock held by holders who are parties to the Registration Rights Agreement, the Combined Company shall give notice to such holders of such registration. Upon a written request from such a holder requesting that such holder's shares be included in such registration (which request must be received by the Combined Company within 20 days after such notice has been given), the Combined Company shall use its commercially reasonable efforts to effect the registration of such shares of WCGI Common Stock. In the case the Combined Company's underwriters advise that the number of shares requested to be included in the registration statement cannot be sold in the time or manner requested by the Combined Company, then the Combined Company shall include in such registration that amount of WCGI Common Stock that the Combined Company is so advised can be sold in (or during the time of) the offering, as follows: first, all securities proposed by the Combined Company to be sold for its own account; second, securities of any holder of WCGI Common Stock that has properly requested that its shares be included in such registration and that is an "underwriter" or an "affiliate" of the Combined Company in an amount sufficient to include all the shares of WCGI Common Stock (or other Registrable Securities, as the case may be) offered by such holder or an amount sufficient to reduce the amount of such holder's shares of WCGI Common Stock (or other Registrable Securities, as the case may be) held after the offering to a level that would cause such holder to no longer be an "underwriter" or an "affiliate" of the Combined Company, whichever amount is less; third, such securities requested to be included in such registration statement by any other holder, pro rata on the basis of the amount of such securities held by such holder; and fourth, all other securities of the Combined Company duly requested to be included in such registration statement.

     Other. The Registration Rights Agreement contains a variety of other provisions applicable to either demand or piggy-back registrations. The Combined Company is required to pay specified expenses in connection with such registrations and is required to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act. The registration rights provided for in the Registration Rights Agreement are transferable to permitted transferees of WCGI Common Stock that comply with specified procedures. The securities registrable under the Registration Rights Agreement do not include securities listed on a national securities exchange or included in any interdealer quotation system, except such securities held by persons deemed to be "underwriters" or"affiliates" of the Combined Company.

Applicability of Federal and Other Securities Laws

     Section 1145 of the Bankruptcy Code exempts the issuance of securities under a plan of reorganization from registration under the Securities Act and under state securities laws if three principal requirements are satisfied: (i) the securities must be issued "under a plan" of reorganization by the debtor or its successor under a plan or by an affiliate participating in a joint plan of reorganization with the debtor; (ii) the recipients of the securities must hold a prepetition or administrative expense claim against the debtor or an interest in the debtor; and (iii) the securities must be issued entirely in exchange for the recipient's claim against or interest in the debtor, or "principally" in such exchange and "partly" for cash or property. Although the issuance of the Merger Shares, Series A Preferred Stock and Warrants under the Plan satisfies the requirements of section 1145(a)(1) of the Bankruptcy Code and is, therefore, exempt from registration under federal and state securities laws, under certain circumstances subsequent transfers of such securities may be subject to registration requirements under such securities laws.

                   THE COMBINED COMPANY PRO FORMA INFORMATION

     The following is the Combined Company Pro Forma Information which gives effect to the Plan and the consummation of the Merger and the other transactions contemplated thereby as if the Effective Time had occurred, and the Merger and such other transactions had been consummated, on: (a) February 29, 1996, in the case of the Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet at February 29, 1996; (b) December 1, 1995, in the case of the Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the quarter ended February 29, 1996, and (c) December 1, 1994, in the case of the Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the fiscal year ended November 30, 1995. The Combined Company Pro Forma Information is presented for illustrative purposes only and is not necessarily indicative of what the Combined Company's actual financial position or results of operations would have been had the Effective Time occurred, and the foregoing transactions been consummated, on such dates, nor does it give effect to: (1) any transactions other than the foregoing transactions and those discussed in the accompanying Notes to the Combined Company Pro Forma Information; (2) Washington's or MK's results of operations since February 29, 1996; or (3) costs of implementing the consolidation of certain operations of the Combined Company, or savings that could result from such consolidation. In addition, the following Combined Company Pro Forma Information is based upon various estimates relating to the Plan, including the amount of cash payments to be made on account of certain claims (as defined in Section 101(5) of the Bankruptcy Code) against MK (the "Claims"), and will not be updated to reflect events occurring after the date of this Proxy Statement. Accordingly, the Combined Company Pro Forma Information does not purport to be indicative of the Combined Company's financial position or results of operations as of the date hereof or for any period ended on the date hereof, as of the Effective Time or for any period ending on the Effective Time, or as of or for any other future date or period.

     The following Combined Company Pro Forma Information is based upon the historical financial statements of Washington and MK contained elsewhere in this Proxy Statement and should be read in conjunction with such historical financial statements, the related notes thereto and the other information contained elsewhere in Proxy Statement, including the information set forth in "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Combined Company." See Exhibits 6 and 7 for (i) the historical financial statements of MK; (ii) selected historical financial data of MK; and
(iii) MK's managements' discussions and analyses of the historical financial condition and results of operations of MK. See "Incorporation of Certain Documents by Reference." In the preparation of the following Combined Company Pro Forma Information, it has been assumed that the historical book value of MK's assets generally approximates the fair value thereof, except for specific adjustments discussed in the Notes to the Combined Company Pro Forma Information. The Combined Company will be required to determine the fair value of the assets of MK as of the Effective Time. Although such valuation is not presently expected to result in values that are materially greater or less than the values assumed in the preparation of the following Combined Company Pro Forma Information, there can be no assurance with respect thereto.

     MK's fiscal year historically has ended on December 31, while Washington's fiscal year has ended on November 30. The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet at February 29, 1996 is based upon Washington's financial position at February 29, 1996 and upon MK's financial position at March 31, 1996. The Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the quarter ended February 29, 1996 is based upon Washington's results of operations for its fiscal quarter ended February 29, 1996 and upon MK's results of operations for its fiscal quarter ended March 31, 1996. The Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the fiscal year ended November 30, 1995 is based upon Washington's results of operations for its fiscal year ended November 30, 1995 and upon MK's results of operations for its fiscal year ended December 31, 1995. Certain items derived from MK's and Washington's historical financial statements have been reclassified to conform to the pro forma combined presentations.

     As a result of various characteristics of their respective businesses, the results of operations of Washington and MK can fluctuate significantly from period to period. Accordingly, results of operations for an interim period are not necessarily indicative of results of operations for an entire fiscal year, and results of operations for a fiscal year are not necessarily indicative of future operating results.

       UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                               FEBRUARY 29, 1996
                           (in thousands of dollars)

                                                               Historical         Pro Forma Adjustments         Combined
                                                               ----------        -----------------------        Company
                                                            MK       Washington     Debit       Credit         Pro Forma
                                                        -----------  ----------  -----------  ----------  --------------------
ASSETS
Current Assets
Cash and cash equivalents                                $  78,638     $ 28,142                 $ 13,300(b)          $ 87,480
                                                                                                   6,000(b)
Accounts and note receivable and unbilled receivables      219,232       56,915                                       276,147
Deferred income taxes and other tax assets                  11,975          514    $ 21,815(c)                         34,304
Net assets of discontinued MK Rail operations               72,000           --                   72,000(b)                --
Other current assets                                        41,002        7,740                                        48,742
                                                         ---------     --------                                      --------
Total current assets                                       422,847       93,311                                       446,673
                                                         ---------     --------                                      --------
Investments and other assets                                90,789        9,189                    8,816(b)            91,162
Deferred income taxes and other tax assets                      --           --      75,840(b)    32,597(c)            43,243
Cost in excess of net assets acquired                           --       15,672     116,370(b)                        132,042
Property and equipment, net                                 44,678       66,293                                       110,971
                                                         ---------     --------    --------     --------             --------
Total assets                                             $ 558,314     $184,465    $214,025     $132,713             $824,091
                                                         =========     ========    ========     ========             ========
LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)
Current Liabilities
  Short-term debt                                        $      --(a)  $    448                                      $    448
Liabilities subject to settlement under
 reorganization proceedings                                330,039           --    $330,039(b)                             --
Accounts payable and accrued expenses                      144,938       37,509                                       182,447
Billings in excess of costs and earnings
 on uncompleted contracts                                   66,088        4,221                                        70,309
Income taxes payable                                            --           61                 $  7,453(c)             7,514
Other current liabilities                                  101,159           --                    9,680(b)           110,839
                                                         ---------     --------                                      --------
Total current liabilities                                  642,224       42,239                                       371,557
                                                         ---------     --------                                      --------
Non-current liabilities
Long-term debt                                                  --        4,934                                         4,934
Deferred income taxes                                        9,115        9,120      18,235(c)                             --
Accrued litigation settlements                              25,000           --      25,000(b)                             --
Other non-current liabilities                               75,367           --       5,012(b)    22,263(b)            92,618
                                                         ---------     --------                                      --------
Total non-current liabilities                              109,482       14,054                                        97,552
                                                         ---------     --------                                      --------
Redeemable preferred stock                                      --           --                   18,000(b)            18,000
                                                         ---------     --------                                      --------
Stockholders' equity (deficiency)
Washington's common stock and paid-in capital                            62,353                  208,810(b)           271,163
Washington's retained earnings                                           65,819                                        65,819
MK's stockholders' (deficiency)                           (193,392)                              193,392(b)                --
                                                         ---------     --------                                      --------
Stockholders' equity (deficiency)                         (193,392)     128,172                                       336,982
                                                         ---------     --------    --------     --------             --------
Total liabilities and stockholders' equity
 (deficiency)                                            $ 558,314     $184,465    $378,286     $459,598             $824,091
                                                         =========     ========    ========     ========             ========
See Accompanying Notes to the Combined Company Pro
 Forma Information.

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE QUARTER ENDED FEBRUARY 29, 1996
              (in thousands, except for share and per share data)

                                              Historical           Pro Forma Adjustments        Combined
                                              -----------        --------------------------      Company
                                           MK       Washington      (Debit)        Credit       Pro Forma
                                       -----------  -----------  --------------  ----------     ----------

Revenue                                 $ 324,203     $ 62,006                                   $386,209

Cost of revenue                          (309,406)     (61,459)                    $   450(b)    (370,415)
                                        ---------     --------      -------        -------       --------
Operating income                           14,797          547                         450         15,794

General and administrative expenses        (6,837)        (875)     $  (206)(c)        225(b)      (7,693)

Interest expense                           (5,224)        (190)                      4,566(d)        (848)

Amortization of excess of cost over
  net assets acquired                          --         (105)        (727)(e)                      (832)

Other income, net                           2,442          910                                      3,352

Unusual items (1)                          (3,800)      (1,500)                      5,300(f)          --
                                        ---------     --------      -------       --------       --------

Income (loss) before income taxes           1,378       (1,213)        (933)        10,541          9,773

Income tax (expense) benefit               (1,082)         425       (4,658)(g)                    (5,315)
                                        ---------     --------      -------       --------       --------

Net income (loss)                       $     296     $   (788)     $(5,591)       $10,541       $  4,458
                                        =========     ========      =======        =======      =========

Income (loss) per common share (2)             --        $(.03)                                      $.08
- ------------------

1. Includes expenses for debt restructuring and legal proceedings, retention compensation expense, gain on sale of the MK's ownership interest in McConnell Dowell Corporation Limited ("MDC") and, with respect to Washington, estimated employee termination and relocation costs.

           MK
           --
           Professional consultants' fees and out-of-pocket expenses      $ 5,911
           Compensation expense for retention plan awards                     750
           Realized gain on sale of ownership interest in MDC              (2,130)
           Earnings of affiliates disposed of during the period              (731)
           Washington
           ----------
           Estimated employee termination and relocation costs related to consolidation of its headquarter operations to
            California                                                      1,500
                                                                          -------
                                                                          $ 5,300
                                                                          =======

2. Historical per share data for MK is not presented because, as a result of the assumed cancellation of all shares of its common stock pursuant to the Plan, such data is not considered meaningful. Historical per share data for Washington is based on the weighted average of 29,482,000 shares outstanding during the period presented. Combined Company pro forma per share data is based on 53,605,000 shares of WCGI Common Stock assumed to be outstanding during the period presented.

See Accompanying Notes to the Combined Company Pro Forma Information.

  UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995
              (in thousands, except for share and per share data)


                                                   Historical            Pro Forma Adjustments          Combined
                                            -------------------------  --------------------------       Company
                                                 MK       Washington      (Debit)        Credit        Pro Forma
                                            ------------  -----------  --------------  ----------     -----------

Revenue                                     $ 1,708,666    $ 228,537    $(156,518)(a)                  $1,780,685

Cost of revenue                              (1,689,844)    (216,859)                   $163,662(a)    (1,741,241)
                                                                                           1,800(b)
                                            -----------    ---------    ---------     ----------       ----------
Operating income from continuing
  operations                                     18,822       11,678     (156,518)       165,462           39,444

General and administrative expenses             (29,915)      (3,332)                        130(c)       (32,217)
                                                                                             900(b)

Interest expense                                (28,217)        (189)                     25,217(d)        (3,189)

Amortization of excess of cost over
  net assets acquired                                --         (420)      (2,909)(e)                      (3,329)

Other income, net                                19,371        4,450                                       23,821

Unusual items (1)                               (49,803)          --           --         49,803(f)            --
                                            -----------    ---------    ---------       --------       ----------

Income (loss) from continuing operations
  before income taxes                           (69,742)      12,187     (159,427)       241,512           24,530

Income tax expense                               (9,894)      (4,022)      (3,578)(g)         --          (17,494)
                                            -----------    ---------    ---------       --------       ----------
Income (loss) from continuing operations    $   (79,636)   $   8,165    $(163,005)      $241,512       $    7,036
                                            ===========    =========    =========       ========       ==========
Income per common share (2)                          --         $.28                                         $.13
- ------------------

1. Includes expenses for debt restructuring and legal proceedings, retention compensation expense and realized losses and provisions for losses in connection with the disposition of certain of the MK's assets and businesses.

         Professional consultants' fees and out-of-pocket expenses     $23,328
         Compensation expense for retention plan awards                  6,000
         Realized losses and provision for losses in connection with
           MK's planned divestiture of certain assets and non-core
           businesses, excluding its discontinued operations            30,210
         Earnings of affiliates disposed of during the period           (9,735)
                                                                       -------
                                                                       $49,803
                                                                       =======

2. Historical per share data for MK is not presented because, as a result of the assumed cancellation of all shares of its common stock pursuant to the Plan, such data is not considered meaningful. Historical per share data for Washington is based on the weighted average of 29,478,000 shares outstanding during the period presented. Combined Company pro forma per share data is based on 53,601,000 shares of WCGI Common Stock assumed to be outstanding during the period presented.

See Accompanying Notes to the Combined Company Pro Forma Information.

              NOTES TO THE COMBINED COMPANY PRO FORMA INFORMATION
                 (dollars in thousands, except per share data)


Note 1.  Description of Plan Transactions

As set forth below, the Merger and the settlement pursuant to the Plan of MK's liabilities subject to settlement under reorganization proceedings are assumed to be effected through, among other things, the payment of $13,300 in cash and the issuance of the Merger Shares and Warrants. Under the purchase method of accounting, the total purchase price paid by Washington for the acquisition of MK pursuant to the Merger has been estimated to be $228,110, consisting of the following consideration:

          Cash to be distributed            $ 13,300
          Equity to be issued                208,810
          Estimated costs of acquisition       6,000
                                            --------
            Total purchase price            $228,110
                                            ========

The Plan is also assumed to result in, among other things, the issuance and/or distribution of all of the shares of MK Rail Common Stock held by MK, the MK Rail Note held by MK (or the proceeds thereof) and 18,000 shares of Series A Preferred Stock. See Note 2(b) below.

The estimated value of the Merger Shares ($201,910 in the aggregate, or $8.37 per share) and the Warrants ($6,900 in the aggregate, or $2.50 per warrant), reflected in the foregoing calculation, was estimated solely for the purpose of the foregoing calculation and does not purport to constitute an estimate of the market value of such securities as of the Effective Time or any other date. Pursuant to Accounting Principles Board Opinion No. 16 ("APB No. 16"), the assumed value of the Merger Shares was estimated taking into consideration the market price of WCGI Common Stock during a period of time before and after the terms of the Merger were agreed upon and publicly announced, discounted due to the relatively large number of shares to be issued pursuant to the Merger and the historical volatility of the market price of Washington Common Stock. The value of the Warrants reflected in the foregoing calculation was determined through the application of the Black-Scholes valuation model. The Black-Scholes valuation model is a complex mathematical formula used to value warrants that takes into account a number of factors, including assumptions regarding and estimates of the market price of the underlying stock and the volatility of such price, the exercise price of the warrant, the term of the warrant and prevailing interest rates. The principal assumptions used in applying the Black-Scholes valuation model to value the Warrants included, in addition to the $12.00 exercise price and five-year term thereof, an assumed market price of $10.25 per share for the underlying shares of WCGI Common Stock, assumed volatility in such market price during the five-year exercise period of 25.0% and an assumed risk-free interest rate throughout such period of 6.56% per annum.

The actual market value of the Merger Shares and Warrants at any particular time will be influenced by a number of factors, including the Combined Company's financial condition and results of operations, perceptions regarding the Combined Company's prospects and general market and economic conditions and may vary materially from the assumed value thereof used herein. See "Risk Factors" for a discussion of certain factors that may affect the financial performance of the Combined Company and of various risks associated with the Combined Company Securities.

Note 2. Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet Adjustments

(a) On April 2, 1996 MK borrowed $14,500 to repay $14,427 of interest that had accrued from July 1, 1995 through March 31, 1996, pursuant to the bridge loan extension agreement.

(b) To record: (i) the Merger of MK and Washington, which will be accounted for under the purchase method of accounting; (ii) the settlement of MK's liabilities subject to compromise pursuant to the Plan; (iii) adjustments to reflect the net assets acquired at estimated fair value and the recognition of the excess of

                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                      CONSOLIDATED FINANCIAL INFORMATION
                                  (Continued)


the total purchase price over net assets acquired as set forth below; and (iv) estimated deferred tax assets (benefits of operating loss and tax credit carryforwards based on MK management's estimate of its ability to utilize such tax benefits) subsequent to the Merger. The value of the deferred tax assets is based, among other things, upon various assumptions including the value of distributions to the secured creditors and the generation of future taxable income. These deferred tax benefits are subject to change based on the occurrence of future events, possibly by a material amount.

              NOTES TO THE COMBINED COMPANY PRO FORMA INFORMATION
                                  (Continued)

                                    (In thousands)
                                  ------------------
Account                            Debit     Credit             Description
- -------                           --------  --------  --------------------------------

Cash and cash equivalents                   $ 13,300  Distributions pursuant to the Plan
                                               6,000  Payment of transaction costs

Net assets of discontinued
  MK Rail operations                          72,000  Asset distributions pursuant to the Plan

Investments and other
 assets                                        8,816  Adjustment to fair value of MK's
                                                      prepaid pension cost

Deferred income taxes and other
 tax assets                        $ 75,840           Adjustment to MK's deferred tax
                                                      assets to reflect effect of the Plan and
                                                      the Merger
Cost in excess of net assets
 acquired                           116,370           To record the excess of cost over net
                                                      assets acquired

Liabilities subject to settlement
  under reorganization proceedings   330,039          Elimination of MK's liabilities
                                                      subject to settlement under
                                                      reorganization proceedings

Other current liabilities                      9,680  Other pre-acquisition contingencies,
                                                      net

Accrued litigation settlements        25,000          Elimination of MK's liabilities
                                                      subject to settlement under
                                                      reorganization proceedings

Other non-current liabilities          5,012          Elimination of MK's deferred gain
                                                      from prefunding workers' compensation
                                                      liabilities
                                              22,263  Adjustment to fair value of MK's
                                                      postretirement benefit obligation

Redeemable preferred stock                    18,000  Issuance of redeemable preferred
                                                      stock pursuant to the Plan

Washington's common stock and
  paid-in capital                            208,810  Issuance of equity pursuant to the
                                                      Plan and the Merger

MK's stockholders' deficiency                193,392  Elimination of MK's stockholders'
                                  --------  --------
                                                      deficiency
                                  $552,261  $552,261
                                  ========  ========

              NOTES TO THE COMBINED COMPANY PRO FORMA INFORMATION
                                  (Continued)



(c) To reclassify deferred tax assets and liabilities and offset the non-current deferred tax assets and liabilities and present as a single amount.

Note 3. Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations Adjustments for the Quarter Ended February 29, 1996 and Fiscal Year Ended November 30, 1995

(a) To eliminate revenue, cost of revenue and operating loss of a wholly-owned subsidiary of MK disposed of during 1995.

(b) To recognize the estimated reduction in periodic rent expense pursuant to the new lease between MK and its Boise office landlord.

(c) To adjust MK's general and administrative expenses to reflect the effects of the elimination adjustments referred to in Note 2 above as follows:

                                                        For the           For the
                                                         Year             Quarter
                                                         Ended             Ended
                                                     November 30,      February 29,
                                                         1995              1996
                                                     -------------    -------------

           To reverse historical amortization of
            costs of MK's postretirement health
            care expense                                $ 1,683       $    438

           To reverse historical amortization of
            MK's deferred gain                           (1,553)          (644)
                                                        -------       --------

                                                        $   130       $   (206)
                                                        =======       ========

(d) To eliminate MK's historical interest expense on the debt subject to settlement under the Plan.

(e) To record amortization of estimated excess of cost over net assets acquired over an assumed useful life of 40 years. The Combined Company will be required to determine the actual amount of excess of cost over net assets acquired and the appropriate amortization period as of the Effective Time. Such determinations will be based upon the fair values of MK's net assets (including deferred tax assets) and other relevant information as of the Effective Time. Although such determinations are not presently expected to result in the actual amount of excess of cost over net assets acquired and related amortization being materially greater or less than the estimated pro forma amounts thereof, there can be no assurance with respect thereto. Any increase in the amount of amortization of the excess of cost over net assets acquired would reduce periodic net income. See "The Combined Company Projections--Assumptions Used In The Combined Company Projections" attached hereto as Appendix A.

(f) To eliminate MK's historical and Washington's historical unusual items related to reorganization and MK's unusual items related to its losses from divestiture of certain assets and non-core businesses and costs associated with debt restructuring.

(g) To provide, in addition to foreign taxes provided, federal and state income taxes at an assumed rate of 40% after giving effect to: (i) the net pro forma adjustment to income before income taxes; (ii) the non-

              NOTES TO THE COMBINED COMPANY PRO FORMA INFORMATION
                                  (Continued)



deductible goodwill expense resulting from the Merger; and (iii) the reversal of a portion of the valuation allowance to adjust the deferred tax asset to an amount that is more likely than not to be realized. The effective income tax rate in future periods may vary due to differences in income tax rates in the various jurisdictions where the Combined Company will operate. Because the income tax laws of certain jurisdictions will not allow the Combined Company to file on a consolidated basis, state and foreign income tax expense may be incurred in periods when its combined results of operations reflect a loss before income taxes.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                       OPERATIONS OF THE COMBINED COMPANY

     As a result of the effectiveness of the Plan and the consummation of the Merger, the Combined Company will operate the existing businesses of Washington and the existing businesses of MK (other than the businesses of MK Rail and certain other noncore businesses) on a combined basis under a new corporate and capital structure. See "The Merger" and "The Combined Company Pro Forma
Information."   See also "The Combined Company Projections" attached hereto as
Appendix A. Accordingly, the financial condition and results of operations of the Combined Company after the Effective Time are not comparable to the historical financial conditions or results of operations of Washington and MK, either individually or on a combined basis.

     The Combined Company will have three principal sources of liquidity during the period immediately following the Effective Time: (i) cash and cash equivalents (after giving effect to the distributions contemplated by the Plan);
(ii) certain financing facilities available to the Combined Company; and (iii) cash generated by operations and possible sales of certain noncore assets. See "The Combined Company Pro Forma Information" and "The Merger--Other Indebtedness of the Combined Company." See also "The Combined Company Projections" attached hereto as Appendix A. While WCGI and MK believe that the Combined Company's liquidity and capital resources will be sufficient to cover its reasonably foreseeable working capital, capital expenditure and debt service requirements, no assurance can be given with respect thereto. See "Risk Factors."

                                 BUSINESS OF MK

     Copies of MK's Quarterly Report on Form 10-Q for the three months ended March 31, 1996 and MK's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 are attached hereto as Exhibits 6 and 7, respectively.

             PROPOSAL TO AMEND WCGI'S CERTIFICATE OF INCORPORATION

     Pursuant to the Merger Agreement, WCGI's Certificate of Incorporation will be amended to, among other things, permit the consummation of the transactions contemplated by the Merger Agreement. All of the amendments described below will become effective concurrently with the Merger. A copy of WCGI's Certificate of Incorporation which will become effective concurrently with the Merger is attached hereto as Exhibit 4.

Change the Corporate Name of WCGI

     WCGI's Certificate of Incorporation will be amended to change the name of the corporation to "Morrison Knudsen Corporation."

Increase in WCGI's Authorized Capital Stock

     WCGI's Certificate of Incorporation will be amended to increase the number of authorized shares of WCGI Common Stock from 39,000,000 to 100,000,000 and the number of authorized shares of WCGI Preferred Stock from 1,000,000 to 10,000,000, of which 18,000 shares will be designated as Series A Preferred Stock. See "Description of WCGI Capital Stock--Common Stock" and "Description of WCGI Capital Stock--Preferred Stock."

     As of the Record Date, WCGI has outstanding ________ shares of WCGI Common Stock and has 876,000 shares of WCGI Common Stock reserved for issuance under its stock option plan. If the Merger is consummated, WCGI will have outstanding approximately 53,603,000 shares of WCGI Common Stock, 2,765,000 shares of WCGI Common Stock reserved for the Warrants, 187,848 shares of WCGI Common Stock reserved for issuance upon exercise of certain warrants to be issued to WCGI's financial advisors in connection with the Merger (see "Certain Transactions") and 876,000 shares of WCGI Common Stock reserved for issuance under WCGI's stock option plan.

     In addition to the necessity of this amendment to consummate the transactions contemplated by the Merger Agreement, the WCGI Board of Directors believes that this amendment is advantageous to WCGI and its stockholders, providing additional authorized shares of WCGI Common Stock and WCGI Preferred Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange on which WCGI securities may then be listed), for corporate purposes which the WCGI Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends or other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans. While WCGI has no present plans, agreements or commitments for the issuance of additional shares of WCGI Common Stock and WCGI Preferred Stock (except as described herein), other than pursuant to its employee benefit plans, upon the exercise of stock options and warrants, the Board of Directors believes that the availability of these shares would allow WCGI to issue additional shares of WCGI Common Stock and WCGI Preferred Stock if market or other conditions indicate that such a course of action is advisable.

Removal of Directors

     Currently, the majority vote of the holders of WCGI Common Stock may remove a director from office at any time, with or without cause. WCGI's Certificate of Incorporation will be amended so that a director may be removed from office only for cause by the majority vote of WCGI stockholders entitled to vote thereon.

Special Meeting of Stockholders

     WCGI's Certificate of Incorporation will be amended so that special meetings of the stockholders for any purpose may be called at any time only by a majority of the Board of Directors or the Chief Executive Officer or the President of WCGI. Currently, WCGI's Certificate of Incorporation provides that a special meeting may be called at any time by a majority of the Board of Directors or the Chief Executive Officer or the

President of WCGI and that the President or the Secretary shall call a special meeting at the request in writing of stockholders owning a majority of WCGI's voting stock issued and outstanding. Therefore, this amendment would eliminate a stockholder's ability to call a special meeting.

Stockholder Action by Written Consent

     Under DGCL, unless otherwise provided in a corporation's charter, any action required or permitted to be taken by stockholders at a meeting may be taken without a meeting, without prior notice and without a stockholder vote, if a written consent setting forth the action is signed by stockholders having the requisite votes to authorize such action at a meeting. WCGI's Certificate of Incorporation does not presently contain any provisions restricting the ability of stockholders to act by written consent. This amendment would eliminate the ability of stockholders to take action by written consent, by providing that any action which may be taken by stockholders of WCGI at an annual or special meeting may not be effected except at such an annual or special meeting by the vote required for the taking of such action.

     The Board of Directors is submitting this amendment for adoption by the stockholders in order to assure that stockholders have an adequate opportunity to consider all of the matters which may be brought to them for action. Additionally, management is provided with an opportunity to review and respond to proposed actions, as appropriate, and to make its views known to the stockholders before action has been taken.

Amendments to the Bylaws

     WCGI's Certificate of Incorporation will be amended so that the affirmative vote of two-thirds of, rather than the affirmative vote of a majority of, the issued and outstanding voting stock of WCGI would be required to amend or rescind WCGI's Bylaws.

Amendments to the Certificate of Incorporation

     WCGI's Certificate of Incorporation will be amended so that any proposal to amend or repeal or the adoption of any provision inconsistent with the provisions of WCGI's Certificate of Incorporation relating to classification of the Board of Directors, removal of directors, calling a special meeting, cumulative voting or no action by written consent or this amendment would require the affirmative vote of two-thirds of the issued and outstanding voting stock of WCGI rather than a majority of the voting stock issued and outstanding. Without such provision, the holders of a majority of the voting stock would be able to effect the amendment or repeal of such provisions.

Prohibition of Issuance of Nonvoting Stock

     As required by the United States Bankruptcy Code, WCGI's Certificate of Incorporation will be amended to prohibit WCGI from issuing any nonvoting equity securities.

Potential Anti-Takeover Effects

     The foregoing amendments to WCGI's Certificate of Incorporation may discourage or make more difficult the acquisition of control of WCGI by means of a tender offer, open market purchase, proxy contest or otherwise. These provisions are intended to discourage, or may have the effect of discouraging, certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of WCGI first to negotiate with WCGI. The Board of Directors of WCGI believes that the foregoing measures, many of which are substantially similar to the takeover-related measures in effect for many other publicly held companies, provide benefits by enhancing WCGI's potential ability to negotiate with the proponent of any unfriendly or unsolicited proposal to take over or restructure WCGI that outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms. While there necessarily can be no assurance in this regard, WCGI's Board of Directors also believes that the foregoing measures are not likely to have a material impact on market prices for WCGI Common Stock in circumstances other than those described above in light of, among other factors, the existence of generally comparable measures in effect for other publicly held companies and the Board's belief that market prices will be influenced most significantly by WCGI's actual results of operations and prospects, general market and economic conditions, and other traditional determinants of stock market prices rather than takeover-related measures and other corporate governance provisions. See "Risk Factors--Certain Effects of the Merger on the Rights of the Stockholders of WCGI," "Description of WCGI Capital Stock-- Potential Anti-Takeover Effects" and "--Delaware General Corporation Law Section 203."

Changes in Ownership of WCGI Resulting from the Merger

     In considering the proposed amendments to WCGI's Certificate of Incorporation, WCGI stockholders should note that after consummation of the Merger, existing WCGI stockholders will own approximately 55% of the outstanding WCGI Common Stock (excluding shares of WCGI Common Stock issuable upon exercise of the Warrants). Mr. Dennis Washington, who currently owns approximately 68.5% of the WCGI Common Stock, will own beneficially approximately 38% of WCGI Common Stock (excluding shares of WCGI Common Stock issuable upon exercise of the Warrants) after the Merger.

                   SECURITY OWNERSHIP OF THE COMBINED COMPANY

Certain Stockholders

     The following table indicates the number of shares of WCGI Common Stock owned beneficially as of May ___, 1996 by each person known to WCGI to beneficially own more than 5% of the outstanding shares of WCGI Common Stock.

                                              Amount of Shares
                                             Beneficially Owned
                              -------------------------------------------------
                                   Shares of
Name and Address of               WCGI Stock             Percent of Class
 Beneficial Owner             -------------------  ----------------------------
- ----------------------------
                                                      Before          After
                                                      Merger         Merger
                                                   Transactions   Transactions
                                                   -------------  -------------
Dennis R. Washington             20,209,635(1)          68.5%          37.7%
c/o Washington Corporations
  101 International Way
  Missoula, MT   59807
Pioneer Management                1,713,400              5.8%           3.2%
 Corporation (2)
  60 State Street
  Boston, MA  02109
                              Shares of Series A
                                Preferred Stock         Percent of Class
                              ----------------     --------------------------
                                                      Before         After
                                                      Merger         Merger
                                                   Transactions   Transactions
                                                   ------------   ------------
Liquidating Trust (3)               18,000               --            100%
c/o Morrison Knudsen
 Corporation
  Morrison Knudsen Plaza
  Boise, Idaho  83729
- --------------------

(1) Includes 19,381,635 shares held of record by Mr. Washington individually, and 828,000 shares held by D.W. Holdings, Inc., which is wholly owned by Mr. Washington, and as to which Mr. Washington may be deemed the beneficial owner. Excludes 77,838 shares of WCGI Common Stock held beneficially by Mr. Washington's wife as to which Mr. Washington disclaims beneficial ownership.
(2) Information based on a Schedule 13G dated January 26, 1996 filed with the Commission, which reports sole voting power and shared dispositive power with respect to such shares.
(3) At the Effective Time, all of the shares of Series A Preferred Stock will be distributed to a Liquidating Trust to be established pursuant to the Plan for the benefit of certain MK creditors. Holders of Series A Preferred Stock will be entitled to vote together with holders of WCGI Common Stock as a single class on all matters with respect to which the holders of WCGI Common Stock are entitled to vote. Each share will have 1/100 of a vote. See "Securities to be Issued and Transferred Under the Plan--Series A Preferred Stock."

Beneficial Ownership of Stock by Management

     Giving effect to the Merger and the Plan and assuming no change in the number of shares of WCGI Common Stock beneficially owned by the Combined Company's directors, officers (other than Dennis R. Washington) and directors and officers as a group (excluding Mr. Washington) between the date as of which such information is presented in the MK 10-K or the 1996 Proxy Statement and the Effective Time, immediately following the Effective Time the percentage of shares of WCGI Common Stock beneficially owned by each of such persons individually and by such group would be less than 1%.

     For information regarding the beneficial ownership of WCGI Common Stock by Washington's current directors, executive officers and directors and executive officers as a group, see the 1996 Proxy Statement at page 15. Washington's current directors, executive officers and directors and executive officers as a group do not include Dennis R. Washington, and neither the table of beneficial ownership of management in the 1996 Proxy Statement nor the information in the following paragraph includes beneficial ownership information regarding Mr. Washington.

     Giving effect to the Merger and assuming no change in the number of shares of WCGI Common Stock beneficially owned by Washington's current directors, officers and directors and officers as a group between the date as of which such information is presented in this Proxy Statement and the Effective Time, immediately following the Effective Time, (i) the number of shares of WCGI Common Stock beneficially owned by each of such persons individually and by such group would be the same as the number of shares of WCGI Common Stock owned by each of such persons and such group and (ii) the percentage of shares of WCGI Common Stock beneficially owned by each of such persons individually and by such group would be less than 1%.

     For information regarding the beneficial ownership of MK Common Stock by MK's current directors, executive officers and directors and executive officers as a group see the MK 10-K at pages III-13 through III-14, included in Exhibit 7 attached hereto. At the date as of which such information was given, none of such persons beneficially owned any shares of WCGI Common Stock. Such group includes Messrs. Miller and Tinstman, who will be directors of the Combined Company pursuant to the Merger Agreement. Giving effect to the Merger and the Plan and assuming no change in the number of shares of MK Common Stock or WCGI Common Stock beneficially owned by MK's current directors, officers and directors and officers as a group between the date as of which such information is presented in the MK 10-K and the Effective Time, immediately following the Effective Time the percentage of shares of WCGI Common Stock beneficially owned by each of such persons individually and by such group would be less than 1%.

                       MANAGEMENT OF THE COMBINED COMPANY

Board of Directors

     Immediately after the Effective Time, the Board of Directors of WCGI will consist of nine members: (i) five who have been designated by the Board of Directors of WCGI, (ii) Robert S. Miller and Robert A. Tinstman, and (iii) two directors who have been designated by the creditors of MK.

     The following individuals will serve as the directors of the Combined Company from and after the Effective Time:

                              Term
Name                    Age  Expires
- ----------------------  ---  -------
Dennis R. Washington     61     1999
Terry W. Payne           54     1999
Dorn Parkinson           49     1999
Leonard R. Judd          56     1998
_____________           __      1998
_____________           __      1998
David H. Batchelder      46     1997
Robert A. Tinstman       49     1997
Robert S. Miller         54     1997

     Dennis R. Washington is the founder and principal shareholder of Washington Corporations, the principal business of which is interstate trucking and the repair and sale of machinery and equipment. Mr. Washington also is the principal shareholder or partner of entities the principal businesses of which include rail transportation, mining, heavy construction, environmental remediation and real estate development.

     Terry W. Payne has been Chairman of Terry Payne & Co., Inc., an insurance and construction bonding agency since 1994 as well as owner of Terry Payne & Co., Inc. since 1972. Mr. Payne also serves as a director of First Interstate Bank of Commerce - Montana. Mr. Payne has served as a director of Washington Corporations and several other affiliates of WCG Holdings since 1984. Mr. Payne has served as a director of the Company since July 1993.

     Dorn Parkinson served as President and Chief Operating Officer of WCGI from July 1993 until October 1, 1994. He has been a director of Washington Contractors since its incorporation in February 1988 and Chairman of the Board of Washington Contractors since May 1991. Mr. Parkinson has been the President of Washington Corporations since April 1986 and has been employed by Washington Corporations and its affiliates since 1975. Mr. Parkinson has served as a director of the Company since July 1993 and as Chairman of the Board of WCGI since January 1, 1995. Mr. Parkinson is also a director of Mesa, Inc.

     Leonard R. Judd has been a consultant for Phelps Dodge Corporation ("Phelps Dodge"), a major copper mining and manufacturing corporation since November 1991. Prior to such time, Mr. Judd was director, President and Chief Operating Officer of Phelps Dodge since May 1989 and President of Phelps Dodge Mining Company, a division of Phelps Dodge, since 1988. He was Executive Vice President of Phelps Dodge from 1987 until 1989. Mr. Judd is a director of Southwest Gas Corporation and PriMerit Bank. Mr. Judd served as a director of Washington Contractors from 1992 to 1993 and of WCGI since July 1993.

     David H. Batchelder has been the President, Secretary and Director of Batchelder & Partners, Inc., an investment advisory and consulting firm, since 1988, and President, Secretary and Director of Batchelder Co., the general partner of DHB Partners, L.P., an investor in acquisition partnerships, since 1988. Mr. Batchelder is also a director of MacFrugal's Bargains*Close-outs, Inc. where he serves on the Compensation Committee and a director of Santa Fe Pacific Gold Corporation. Mr. Batchelder has served as a director of WCGI since July 1993.

     Robert A. Tinstman has been the President and Chief Executive Officer of MK since _____ as well as a former President of the MK's Mining Group. Mr. Tinstman has served as a director of MK since 1995.

     Robert S. Miller, Jr. has been the Chairman of the Board of MK since ____ as well as a former Senior Partner of James D. Wolfensohn, Inc. (Investment Banking Firm) and a former Vice Chairman of Chrysler Corporation. Mr. Miller also serves as a director of MK Rail, and as a director for Coleman Corp., Federal-Mogul Corp., Fluke Corporation, Pope & Talbot, Inc. and Symantec Corp., none of which is a parent, subsidiary or affiliate of the Corporation. Mr. Miller has served as a director of MK since 1995.

[Insert bios of remaining directors]

     It is anticipated that Mr. Washington will serve as Chairman of the Board of Directors and that each of Mr. Parkinson and Robert S. Miller will serve as a Vice Chairman of the Board of Directors.

     Adoption and approval of the Merger Proposals by the holders of WCGI Common Stock will be deemed to constitute their ratification of the election to the Board of Directors of WCGI of the nine designees named above.

     The Certificate of Incorporation and the Bylaws will provide that the members of the Board of Directors will be divided into three classes serving staggered terms of three years each, except that the initial terms of the initial directors of the Combined Company will expire at the 1997, 1998 or 1999 annual meeting of stockholders of the Combined Company depending upon the particular class in which each such director is placed with respect to the initial Board of Directors. Pursuant to the Certificate of Incorporation and the Bylaws, the terms of office of one class of directors, expires each year and at each annual meeting the successors of the class whose term is expiring in that year are elected to hold office for a term of three years and until their successors are elected and have qualified. Directors of the Combined Company will only be removable for cause.

Board Committees

     The Bylaws will provide that the Board of Directors may establish directorate committees. It is presently contemplated that the Board of Directors will establish three committees: an Audit Committee, a Compensation and Nominating Committee and an Executive Committee. The functions of Washington's board committees are described below. However, the Board of Directors will have the authority to modify the functions to be performed by any such committee, to terminate any such committee and to designate additional committees, as it deems appropriate after consideration of applicable legal, stock exchange and other requirements.

     Audit Committee. The functions performed by the Audit Committee will include recommending to the Board of Directors independent auditors to serve the Combined Company, reviewing with the independent auditors and management the scope and results of the audit, assuring that the independent auditors act independently, reviewing and approving any substantial change in the Combined Company's accounting policies and practices, reviewing with management and the independent auditors the adequacy of the Combined Company's system of internal controls, reviewing the Combined Company's annual report, and reviewing the non-audit professional services provided by the independent auditors and the range of audit and non-audit fees.

     Compensation and Nominating Committee. The functions performed by the Compensation and Nominating Committee will include reviewing and approving management's recommendations as to executive compensation, reviewing, approving and administering the Combined Company's executive compensation and stock option plans, and recommending to the Board of Directors nominees for election as directors of the Combined Company, including any nominees recommended by stockholders. Certain procedures relating to the nomination of directors are described below.

     Executive Committee. The functions performed by the Executive Committee will be to exercise such powers as the full Board of Directors may delegate to the Executive Committee from time to time. Under DGCL, the Board of Directors may delegate to the Executive Committee all powers and authority of the Board of Directors in the management of the business and affairs of the Combined Company, subject to specified exceptions. It is anticipated that Mr. Miller will serve as chairman of the Executive Committee.

Director Nomination Procedures

     The nominations of persons for election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made at an annual meeting of stockholders only if pursuant to a timely notice delivered to the Secretary of the Combined Company. The Bylaws will require that, to be timely, a stockholder's notice must be delivered to and received at the Combined Company's principal executive offices not less than 50, nor more than 75, days prior to the annual meeting of stockholders, unless less than 65 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, in which case notice of a nomination must be received not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed to stockholders or public disclosure of the annual meeting date was made, whichever first occurs. In addition, the Bylaws will require that the notice of nomination set forth certain specified information.

Director Stock Options and Compensation

     Directors who are not also officers or employees of WCGI ("Independent Directors") are paid an annual retainer of $12,000. Committee chairmen are paid an additional $1,000 annually. Under the 1994 Stock Option Plan for Officers, Directors and Key Employees, as amended (the "1994 Plan"), Independent Directors may elect to forego cash payment of all or a portion of their director fees and receive stock option grants instead. Under the 1994 Plan, such options would be granted six months after the date of election and would vest one year after the date of grant. During WCGI's fiscal 1996, each of Messrs. Hunt, Payne and Reid have elected to receive options to purchase 7,385 shares in lieu of the annual retainer of $12,000, and each of Messrs. Batchelder, Judd and Wallace, who serve as committee chairmen, have elected to receive options to purchase 8,000 shares in lieu of $13,000. Such options would have an exercise price of $6.50 per share (which is 80% of the closing price of WCGI Common Stock on the date of the election). WCGI's Board of Directors intends to amend the terms of the 1994 Plan to provide that (i) Messrs. Hunt, Reid and Wallace will receive such options at the earlier of the Effective Time or six months after the date of their election to receive such options and (ii) such options and all other outstanding options granted to such persons under the 1994 Plan will be fully vested and exercisable until July 1, 1997. In addition, at the Effective Time, Mr. Smith will be paid $12,000 in respect of his services as a director of WCGI during WCGI's 1996 fiscal year. It is currently anticipated that the existing director compensation and benefit arrangements of WCGI will initially be maintained by the Combined Company. However, the Combined Company may reexamine such compensation and benefit arrangements at any time after the Effective Time, and may choose to modify, amend or replace any such arrangements as it deems appropriate. Adoption and approval of the Merger Proposals by the holders of WCGI Common Stock will be deemed to constitute their ratification of the amendments to the 1994 Plan as described herein.

Executive Officers

     Following the consummation of the Merger, it is anticipated that the following persons will serve as executive officers of the Combined Company. A final decision as to the executive officers of the Combined Company, however, will be made by the Board of Directors of the Combined Company.

Name                         Age       Positions with the Combined Company
- ---------------------------  ---  ----------------------------------------------

Robert A. Tinstman            49  President and Chief Executive Officer

Stephen G. Hanks              45  Executive Vice President, Chief Legal Officer
                                  and Secretary

Denis M. Slavich              55  Executive Vice President and Chief Financial
                                  Officer


 Darrol N. Groven             52  Senior Vice President; President -- Heavy
                                  Civil Construction Group

Thomas H. Zarges              48  Senior Vice President -- Operations and
                                  President -- Engineering & Construction Group

C. Stephen Allred             54  President -- Environmental and Government
                                  Group

S.Y. Chi                      57  President -- Mining Group

     For certain biographical information regarding Mr.Tinstman, see "--Board of Directors."

     During the past five years, Mr. Hanks has served MK in various executive and management capacities.

     Mr. Slavich was previously vice president, marketing of Fluor Daniel, Inc. Prior to his association with Fluor Daniel, Inc., he served as corporate director, senior vice president and manager of international power projects and chief financial officer of Bechtel Group, Inc., where he was employed for 20 years. Mr. Slavich has been with MK in his present position since 1995.

     Mr. Groven was appointed President of Kasler effective November 23, 1994. From April 13, 1994 through November 23, 1994, Mr. Groven served as Executive Vice President and Chief Operating Officer of WCGI. Prior to April 13, 1994, he was President and sole director of WCG Holdings.

     Mr. Zarges served MK as president of the engineering and construction group since his employment with MK in August 1991. Prior to his employment with MK, Mr. Zarges served as vice president of Business Development and Support Services of United Engineers & Constructors, a subsidiary of Raytheon Corporation.

     During the past five years, Mr. Allred has served MK's Environmental and Government Group in various executive or management capacities, and Mr. Chi has served MK's Mining Group in various executive and management capacities.

Executive Compensation

     With respect to the executive officer employment, compensation and benefit arrangements of the Combined Company, it is currently anticipated that (i) Washington's and MK's existing employment contracts with their respective executive officers who will be appointed as executive officers of the Combined Company will be assumed by the Combined Company, with the Combined Company to be the successor in interest to Washington or MK, as the case may be, and to be obligated under, such contracts as of the Effective Time, and (ii) all other existing Washington executive officer compensation and benefit arrangements will initially be maintained by the Combined Company for the benefit of the executive officers of the Combined Company; provided, however, that the Combined Company may reexamine such compensation and benefit arrangements at any time after the Effective Time, and may choose to modify, amend, or replace any such arrangements as it deems appropriate, in each case with the consent of the affected party, if required.

     For information regarding the existing executive officer employment, compensation and benefit arrangements of Washington, see the 1996 Proxy Statement at pages 6 through 13. For information regarding the existing executive officer employment, compensation and benefit arrangements of MK, see MK's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 at pages III-3 through III-13, included in Exhibit 7 hereto and the MK's Quarterly Report on Form 10-Q for the three months ended March 31, 1996 at pages I-15 through I-16, included in Exhibit 6 attached hereto.

     In June 1996, the MK Long-Term Incentive Plan for Mining Group Executives was amended in order to prevent the Merger or the Plan from constituting a change in control event which would otherwise have caused an acceleration of the time of payment of a bonus to Mr. Tinstman under such plan. In connection with such amendment, the Executive Compensation and Nominating Committee of MK's board of directors has determined that Mr. Tinstman be vested in his accrued benefit under such plan, that such benefit is $1,618,000 and is not subject to offset, that no further benefit shall accrue under such plan and that such amount shall be paid in accordance with such plan, as amended. For a description of certain financial arrangements between Mr. Tinstman and MK (which is expected to be assumed by the Combined Company following the Effective Time), see "Certain Transactions."

     The 1994 Plan provides that the Compensation Committee of WCGI's Board of Directors may, in its sole discretion and subject to certain limitations, determine that options granted thereunder will become exercisable, notwithstanding that such options may not have become fully exercisable at such time. Although the Compensation Committee has not made any determination at this time, it is presently anticipated that the Compensation Committee may provide that, upon the Effective Time, options held by WCGI executive officers who will not retain their positions with the Combined Company will become fully exercisable.

     It is anticipated that in connection with the Merger, John Wimberly, President and Chief Executive Officer of WCGI, will resign and thereby be entitled to receive certain benefits under his employment agreement with WCGI, including the payment of two years' salary ($300,000 per year) and two years' bonus ($100,000 per year). In addition, pursuant to the agreement, Mr. Wimberly is entitled to receive stock options to purchase 50,000 shares of WCGI Common Stock on each of September 30, 1996 and September 30, 1997. Pursuant to the agreement, upon Mr. Wimberly's resignation, WCGI will grant him such options, to the extent they have not been so granted. Such options, as well as all of Mr. Wimberly's other outstanding options (500,000 shares at $5.25 per share and 50,000 shares at $6.125 per share), will become fully vested and will be exercisable for one year following the date of his resignation.

Limitation of Liability; Indemnification of Directors and Officers

     Certificate of Incorporation and Bylaw Provisions. The Certificate of Incorporation will limit personal liability of the Combined Company's directors to the fullest extent permitted by DGCL. Section 102(b)(7) of DGCL enables a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duties as a director, but no such provision may eliminate or limit the liability of a director (i) for any breach of the duty of loyalty, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of DGCL (dealing with illegal redemptions and stock repurchases), or (iv) for any transaction from which the director derived an improper personal benefit.

     The Certificate of Incorporation will also provide, as do the charters of many other publicly held companies, for the mandatory indemnification of directors and officers to the full extent authorized or permitted by law.
Section 145 of DGCL provides that a corporation (a) must indemnify its directors, officers, employees and agents for all expenses of litigation when they are successful on the merits or otherwise, (b) may indemnify such persons for the expenses, judgments, fines and amounts paid in settlement of litigation (other than a derivative suit) even if they are not successful on the merits, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of criminal proceedings, have no reason to believe that their conduct was unlawful), and (c) may indemnify such persons for the expenses of a derivative suit even if they are not successful on the merits if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, provided that no such indemnification may be made on behalf of a person adjudged to be liable in a derivative suit, unless the Delaware Chancery Court determines that, despite such adjudication but in view of all of the circumstances, such person is entitled to indemnification. In any such case, indemnification may be made only upon determination by (i) a majority of the disinterested directors, (ii) independent legal counsel, or (iii) the stockholders that indemnification is proper because the applicable standard of conduct was met. The advancement of litigation expenses to a director or officer is also authorized upon receipt by the board of directors of an undertaking to repay such amounts if it is ultimately determined that such person is not entitled to be indemnified for them. The Certificate of Incorporation will authorize the Combined Company to enter into indemnification agreements with its officers and directors.

     The Bylaws will also mandate indemnification of directors and officers to the fullest extent permitted by DGCL.

     Indemnification Agreements. The Certificate of Incorporation will authorize the Combined Company to enter into indemnification agreements with the directors and executive officers of the Combined Company. It is anticipated that Washington's and MK's existing indemnification agreements with their respective current directors and executive officers who will be directors and executive officers of the Combined Company will remain in effect, with the Combined Company to be the successor to Washington or MK, as the case may be, under, and to be obligated under, such indemnification agreements as of the Effective Time; provided, however, that the Combined Company may reexamine the terms of such indemnification agreements at any time after the Effective Time, and may choose to modify, amend, or replace any such indemnification agreements as it deems appropriate, in each such case with the consent of the affected party, if required. In addition, the Combined Company may enter into similar agreements with any director elected or appointed in the future or the executive officers designated by the Board of Directors at the time of their election, appointment or designation. To the extent any indemnification obligation of MK existing as of the date on which MK files its petition for relief commencing the Chapter 11 Cases to any current or former officer or director of MK constitutes an executory contract, MK shall be deemed to have assumed such executory contract as of the Effective Time pursuant to Section 365 of the Bankruptcy Code.

          Existing Washington Indemnification Agreements
          ----------------------------------------------

               Indemnification in Third-Party Proceedings.  Under the existing
               ------------------------------------------
Washington indemnification agreements (the "Washington Indemnification Agreements"), Washington is obligated to indemnify directors and officers against all damages, judgments, fines, penalties, settlements and charges, costs, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds (collectively, "Expenses") actually and reasonably incurred in connection with the defense or settlement of judicial or administrative actions, suits, proceedings or appeals, whether threatened, pending or completed (collectively, "Proceedings"), incurred by reason of the fact that such officer or director is or was an officer or director of Washington or was serving at the request of Washington, provided only that the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of Washington. In addition, if the director or officer is involved in a criminal proceeding, under the Washington Indemnification Agreements, Washington is obligated to indemnify the director or officer if he or she had no reasonable cause to believe that the conduct was unlawful. Under the Washington Indemnification Agreements, a settlement or judgment or plea of nolo contendere will not, by itself, create a presumption that the director or officer is not entitled to be indemnified. No indemnification is permitted under the Washington Indemnification Agreements for any acts or omissions or transactions from which directors may not be relieved of liability under DGCL as referred to above.

               Derivative Suits.  Under the Washington Indemnification
               ----------------
Agreements, Washington is obligated to indemnify directors and officers against Expenses actually and reasonably incurred in connection with the defense or settlement of any Proceeding brought in the name or the right of Washington and arising from the director's or officer's service to Washington. No indemnification is provided under such agreements where the director or officer is ultimately held liable to Washington unless a court should so determine, nor will indemnification be made under such agreements for any action not taken in good faith and in a manner reasonably believed to be in or not opposed to the best interests of Washington and its stockholders. Furthermore, no indemnification is permitted under such agreements for any acts or omissions or transactions from which directors may not be relieved of liability under DGCL.

               Procedure for Indemnification.  Under the Washington
               -----------------------------
Indemnification Agreements, Washington is obligated to indemnify any director or officer within 30 days after receipt of a written request therefor unless it is determined by a majority vote of a quorum of disinterested directors or by independent counsel in a written legal opinion that the actions of the director or officer did not meet the relevant standard for indemnification. If such disinterested directors or independent counsel determines that the requisite standard of conduct has not been met in a particular instance, the director or officer seeking indemnification may petition a court of competent jurisdiction for an independent determination. In any such action, Washington will have the burden of proving that indemnification is not appropriate. The failure of the disinterested directors to make a determination that the director or officer failed to meet the applicable standard of conduct would not be a defense to such action nor create a presumption that the director or officer did not meet the applicable standard of conduct. The indemnitee's Expenses incurred in connection with successfully establishing his or her right to indemnification or advances in any such Proceeding will also be indemnified by Washington. The indemnitee's right to indemnification under the Washington

Indemnification Agreements will continue even though he or she may have ceased to be a director or officer and will inure to the benefit of the indemnitee's heirs and personal representatives.

               Advance of Expenses.  Under the Washington Indemnification
               -------------------
Agreements, Washington is obligated to advance to any director or officer expenses of the defense of any proceeding if the director or officer undertakes to repay any amount advanced in the event it is determined that he or she is not entitled to indemnification and certifies to Washington that the director or officer has met the relevant standards for indemnification.

               Partial Indemnity.  If the director or officer is not entitled to
               -----------------
indemnification of all expenses but is entitled to indemnification of some expenses, under the Washington Indemnification Agreements, Washington is obligated to indemnify the director or officer for that portion of the expenses to which he or she is otherwise entitled to indemnification.

          Existing MK Indemnification Agreements
          --------------------------------------

               Indemnification in Third-Party Proceedings and Derivative Suits.
               ---------------------------------------------------------------
Under the existing MK indemnification agreements (the "MK Indemnification Agreements"), MK is obligated to indemnify a director or officer of MK (the "Indemnitee") if the Indemnitee is a party or is threatened to be made a party to any pending, threatened or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative suit), by reason of the fact that the Indemnitee is or was a director or officer of MK, or is or was serving at the request of MK in certain capacities with another entity, against any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such proceeding if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of MK and with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnitee's conduct was unlawful. MK must also indemnify under the MK Indemnification Agreements for such expenses in defense or settlement of a derivative suit, but only to the extent that the Court of Chancery determines the Indemnitee is fairly and reasonably entitled to in view of all the circumstances. The MK Indemnification Agreements mandate indemnification for expenses incurred to the extent that an Indemnitee has been successful on the merits or otherwise; all other indemnification mentioned in this paragraph is made based on a determination by the MK Board of Directors that the Indemnitee is entitled to indemnification. An Indemnitee may submit, but is not required to, an Indemnification Statement averring that the Indemnitee is entitled to indemnification creating a presumption in favor of indemnification.

     Additionally, the MK Indemnification Agreements provide for indemnification for Indemnitees for amounts they are legally obligated to pay arising out of claims made for any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement.

               Advancement of Expenses.  The MK Indemnification Agreements also
               -----------------------
authorize advancement of expenses incurred by the Indemnitee before the final disposition of an action if the Indemnitee submits to the MK Board of Directors an undertaking averring that (i) the Indemnitee has incurred or will incur actual expenses in defending a civil or criminal action, suit, proceeding or claim and (ii) the Indemnitee undertakes to repay such amount if it is ultimately determined that he is not entitled to be indemnified by MK under an MK Indemnification Agreement or otherwise.

Directors' and Officers' Insurance

     Section 145 of DGCL permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability. The Certificate of Incorporation will authorize the Combined Company to purchase and maintain insurance protecting its officers and directors as permitted by DGCL. However, the Combined Company and the directors or officers cannot be sure that such insurance coverage will continue to be available in the future or, if available, that it will not be unreasonably expensive to purchase and maintain.

                              CERTAIN TRANSACTIONS

     As part of its ongoing business and operations, Washington and its subsidiaries regularly engage in transactions with Washington Corporations ("WC") and other entities owned by Dennis R. Washington (the "Washington Entities"). Washington believes that these transactions are generally on terms comparable to those available to or offered by unaffiliated third parties and that Washington and its subsidiaries could obtain such services from third parties or provide them internally without significantly affecting its operations if WC were unable to provide such service. It is assumed that the Combined Company will continue to engage in similar transactions with the Washington Entities.

     WC has historically provided Washington and its subsidiaries various administrative and support services, including (i) cash management, equipment and property management, legal, tax, accounting, and benefits administration services, (ii) aircraft usage, (iii) computer, communications and other management information systems and data processing, and (iv) office, shop and storage space in its office complex in Missoula, Montana. For fiscal 1995, the amounts allocated to Washington and its subsidiaries for administrative services, aircraft services, data processing and facilities leases were $164,000, $330,000, $223,000, and $241,000, respectively. WCG Holdings regularly purchases equipment, parts and services from Modern Machinery Co., Inc. ("MMCI"), a wholly owned subsidiary of WC. In fiscal 1995, WCG Holdings purchased $4,966,000 of goods and services from MMCI. MMCI purchases used or surplus equipment from WCG Holdings for resale to third parties. In fiscal 1995, MMCI purchased $183,000 of used parts from WCG Holdings. WC has provided financial and other advisory services to Washington with respect to the Merger, including among other things, assisting with Washington's due diligence review, negotiating with MK and its creditors, drafting and reviewing documents and providing financial advice. Washington has agreed, upon consummation of the Merger, to pay WC $485,000 in cash. Washington also has agreed to reimburse WC for its expenses incurred in connection with its engagement and to indemnify WC in connection therewith against certain liabilities and expenses. In the event the Merger is not consummated but Washington receives a fee from MK pursuant to the Merger Agreement as described under "The Merger Agreement--Termination-- Termination Payments" (a "Break-Up Fee"), Washington has agreed to pay WC the greater of (i) $242,000 or (ii) 6/225ths of such Break-Up Fee.

     WCG Holdings regularly employs Westran, Inc. ("Westran"), a wholly owned subsidiary of WC, which provides heavy highway transportation services throughout the United States, to mobilize or relocate its equipment. Westran submits competitive bids to provide these services. In addition, Westran provides subcontract hauling for WCG Holdings on a project in Grand Junction, Colorado. Services purchased from Westran by WCG Holdings in fiscal 1995 totaled $660,000.

     Equipco, Inc. ("Equipco"), a wholly owned subsidiary of WC, provides repair services for equipment owned by WCG Holdings. Services are provided at cost, and no warranty is made on work performed. WCG Holdings pays a proportionate share of Equipco's fixed costs in return for Equipco's maintaining its repair facility conveniently located and readily available for WCG Holdings's use. Services and products provided by Equipco to WCG Holdings in fiscal 1995 totaled $1,799,000.

     The Dennis R. Washington Foundation is a charitable organization as defined under Section 501(c)(3) of the Code. Through this entity, WCG Holdings has made donations to a variety of tax-exempt charities and organizations. Since 1987, WCG Holdings and other affiliates of WC have each contributed 1% of pre-tax earnings to establish an endowment fund from whose earnings donations can be made. The total amount contributed by WCG Holdings in fiscal 1995 was $144,000.

     Pro Builders Corp., a subsidiary of Washington, has contracts in progress with Gateway Limited Partnership a real estate entity in which Dennis R. Washington has an indirect ownership interest. In fiscal 1995, revenues from this project totaled $848,000.

     On July 8, 1993, WCG Holdings and WC entered into a Tax Indemnification Agreement (the "Tax Indemnification Agreement") with respect to certain tax liabilities. Following the combination of Kasler and WCG Holdings as subsidiaries of Washington on July 12, 1993 (the "Combination"), WCG Holdings no longer participates in WC' consolidated income tax returns. The Tax Indemnification Agreement clarifies responsibilities for the payment of taxes and the resolution of disputes regarding taxes following the Combination. WCG Holdings is subject to possible liability for any unpaid federal income tax liabilities of WC' consolidated group during any part of such taxable year in which WCG Holdings was a member of WC's consolidated group. Pursuant to the Tax Indemnification Agreement, Washington Corporation has agreed to indemnify WCG Holdings for all income tax liabilities attributable to any member of WC' consolidated group other than WCG Holdings for any taxable year.

     On July 8, 1993, WCG Holdings and WC entered into an Environmental Indemnification Agreement (the "Environmental Indemnification Agreement") with respect to possible environmental liabilities which may arise following the Combination. The Environmental Indemnification Agreement provides that WC and WCG Holdings each will indemnify the other with respect to environmental liability that may arise from the operation of the businesses of WC and its affiliates, on the one hand, and WCG Holdings, on the other.

     Terry W. Payne, a director of Washington, is the Chairman and owner of Terry Payne & Co., which provides insurance and bonding brokerage services for Washington and its subsidiaries. Premiums paid to insurance and bonding companies by Washington for group life and disability, workers' compensation, business insurance and surety bonds with respect to insurance arranged through Terry Payne & Co., Inc. amounted to $3,900,667 in fiscal 1995. Since January 1, 1995, Mr. Payne's firm has been insurance broker of record for Washington and its subsidiaries.

     David H. Batchelder, a director of Washington, is President of Batchelder & Partners, Inc. ("BPI") which entered into a fee agreement with Washington to act as its advisor with respect to the possible acquisition of a partnership interest in the San Diego Expressway Limited Partnership. The maximum amount payable under such fee agreement is $100,000 plus reasonable out-of-pocket third party expenses. During fiscal 1995, Washington paid a total of $25,000 to BPI under the terms of this agreement. Washington has engaged BPI to act as a financial advisor to Washington with respect to the Merger. Washington has agreed, upon consummation of the Merger, to pay BPI $800,000 in cash and issue BPI warrants to purchase 110,500 shares of Combined Company Common Stock. The warrants would be exercisable for a period of five years at an exercise price of $12.00 per share. Washington also has agreed to provide certain piggyback registration rights with respect to the shares issuable upon exercise of the warrants, to reimburse BPI for its expenses incurred in connection with its engagement and to indemnify BPI in connection therewith against certain liabilities and expenses. In the event the Merger is not consummated but Washington receives a Break-Up Fee from MK pursuant to the Merger Agreement, Washington has agreed to pay BPI $675,000 in cash.

     Robert A. Tinstman, a director and executive officer of MK, previously entered into promissory notes with MK in connection with the exercise of a portion of his options to purchase MK Common Stock. Pursuant to such notes, payment of the exercise price for each purchase is deferred over 20 quarters with interest on the principal balance of 6% per annum. The notes are collateralized by the shares of MK Common Stock which were purchased by Mr. Tinstman upon each exercise. In 1993, the largest aggregate amount of indebtedness owed by Mr. Tinstman to MK was $62,929 with a current balance owing at April 5, 1996 of $8,841. See "The Merger--Operations of the Combined Company" for information on a Merger-related modification of a benefit plan in which Mr. Tinstman participates.

     Washington has engaged Schroder Wertheim & Co. Incorporated ("Schroder") to act as a financial advisor to Washington with respect to the Merger. Washington has agreed, upon consummation of the Merger, to pay Schroder $560,000 in cash and issue Schroder warrants to purchase 77,348 shares of Combined Company Common Stock. The warrants would be exercisable for a period of five years at an exercise price of $12.00 per share. Washington also has agreed to provide certain piggyback registration rights with respect to the shares issuable upon exercise of the warrants, to reimburse Schroder for its expenses incurred in connection with its engagement and to indemnify Schroder in connection therewith against certain liabilities and expenses. In the event the Merger is not consummated but Washington receives a Break-Up Fee from MK pursuant to the Merger Agreement, Washington has agreed to pay Schroder the greater of (i) $280,000 or (ii) 7/225ths of such Break-Up Fee.

                       DESCRIPTION OF WCGI CAPITAL STOCK

     The following summary is a description of certain provisions of the WCGI's Certificate of Incorporation and Bylaws that will become effective upon the approval and adoption of the Merger Proposals by the stockholders of WCGI. Such summary does not purport to be complete and is subject to, and is qualified in its entirety by, all of the provisions of the Certificate of Incorporation and Bylaws, including the definitions therein of certain terms. Copies of the Certificate of Incorporation and Bylaws are attached hereto as Exhibits 4 and 5, respectively.

     Upon consummation of the Merger and the Plan, the authorized capital stock of WCGI will consist of 100,000,000 shares of WCGI Common Stock and 10,000,000 shares of WCGI Preferred Stock. See "Proposal to Amend WCGI's Certificate of Incorporation."

Common Stock

     As of the Record Date, ______ shares of WCGI Common Stock were issued and outstanding. All issued and outstanding shares of WCGI Common Stock are validly issued, fully paid and nonassessable.

     Holders of WCGI Common Stock are entitled to such dividends as may be declared from time to time by the WCGI Board of Directors out of funds legally available therefor. WCGI has not declared stockholder dividends since 1994. Under certain conditions, WCGI's credit agreement restricts WCGI's ability to pay dividends. It is not anticipated that dividends will be paid at any time in the foreseeable future with respect to WCGI Common Stock.

     Holders of WCGI Common Stock have no preemptive, redemption, conversion or sinking fund rights. Holders of WCGI Common Stock are entitled to one vote per share on all matters submitted to a vote of holders of WCGI Common Stock and do not have any cumulative voting rights. In the event of a liquidation, dissolution or winding up of WCGI, the holders of WCGI Common Stock are entitled to share equally and ratably in the assets of WCGI, if any, remaining after the payment of all debts and liabilities of WCGI and the liquidation preference of any outstanding WCGI Preferred Stock. As of ________, 1996, there were approximately ___ holders of record of WCGI Common Stock.

Preferred Stock

     The WCGI Board of Directors is authorized to issue the WCGI Preferred Stock in one or more series with such designations, powers, preferences and rights, and qualifications, limitations or restrictions thereof. Upon consummation of the Merger and the Plan, WCGI will issue 18,000 shares of Series A Preferred Stock. Subject to the terms of Series A Preferred Stock and applicable law, the remaining shares of undesignated WCGI Preferred Stock may be issued by WCGI in one or more series, at any time or from time to time, with such designations, powers, preferences and rights, and qualifications, limitations or restrictions thereof, as the WCGI Board of Directors shall determine, all without further action of the stockholders, including holders of Series A Preferred Stock; provided, however, that holders of Series A Preferred Stock must consent to certain actions as described below.

     Dividend Rights. Holders of Series A Preferred Stock are not entitled to receive any dividends that may be declared by WCGI.

     Sinking Funds; Redemption. Subject to certain limitations, the Combined Company must maintain a sinking fund into which it must deposit all refunds of federal income tax and interest thereon associated with amended federal income tax returns of MK and its consolidated subsidiaries for the calendar years 1982 through 1990 which were filed prior to January 1, 1996, which change MK's election from deducting foreign taxes to claiming a credit for those taxes (the "Foreign Tax Credit Refunds"); provided, however, that the cumulative total amount deposited into the sinking fund shall not exceed $18,000,000.

     On the fifteenth day of the month following the end of each calendar quarter, WCGI will distribute to each holder of record of Series A Preferred Stock as of the last day of such calendar quarter an amount per share equal to a pro rata portion of (i) the total amount of Foreign Tax Credit Refunds deposited into the sinking fund during the quarter, and (ii) all interest earned on such total amount during the quarter. The distribution for the calendar quarter in which the cumulative total deposits to the sinking fund reaches $18,000,000 will be the final distribution with respect to the Series A Preferred Stock. Upon this final distribution, all shares of Series A Preferred Stock will be cancelled and no longer outstanding and will not have the status of shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of WCGI will cease.

     If the Series A Preferred Stock has not been cancelled by the fifth anniversary of the issuance of the Series A Preferred Stock, WCGI is obligated, on the fifteenth day of the month following the fifth anniversary of the issuance of the Series A Preferred Stock, to redeem all of the outstanding shares of Series A Preferred Stock at a per share redemption price equal to the greater of (i) $1.00, or (ii) a pro rata portion of the balance of the sinking fund (including all interest earned thereon) as of the fifth anniversary of the issuance of the Series A Preferred Stock.

     Liquidation Preferences. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of WCGI, each holder of outstanding shares of Series A Preferred Stock will be entitled to be paid out of the assets of WCGI available for distribution to its stockholders, before any payment is made or any assets distributed to the holders of WCGI Common Stock or any other classes or series of stock ranking junior to Series A Preferred Stock, an amount in cash per share of Series A Preferred Stock held equal to the greater of (i) $1.00, or (ii) a pro rata portion of the remaining balance of the sinking fund described above (including all interest earned thereon). If the assets of WCGI are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Series A Preferred Stock and other class or series of stock ranking on a parity with Series A Preferred Stock (the "Parity Securities"), then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full.

     Voting Rights. Except as set forth hereinafter or as otherwise from time to time may be required by law, the holders of Series A Preferred Stock vote together with the holders of WCGI Common Stock as a single class on all matters as to which the holders of WCGI Common Stock are entitled to vote generally. Each share of Series A Preferred Stock is entitled to 1/100 of a vote.

     The approval of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting as a class, is required to (i) reclassify all classes and series of stock that are junior to Series A Preferred Stock, or (ii) amend, repeal or change any provision of WCGI's Certificate of Incorporation in any manner that would alter or change the rights, powers, preferences or privileges of shares of Series A Preferred Stock so as to affect them adversely, including, without limitation, changing the voting percentage required for approval by the holders of Series A Preferred Stock of the foregoing matters.

Potential Anti-Takeover Effects

     The voting provisions of WCGI Common Stock and Series A Preferred Stock and the broad discretion conferred upon the Board of Directors with respect to the issuance of Preferred Stock could substantially impede the ability of one or more stockholders (acting in concert) to acquire sufficient influence over the election of directors and other matters to effect a change in control or management of WCGI, and the Board of Directors' ability to issue Preferred Stock could also be utilized to change the economic and control structure of the Company. As a result, such provisions, together with certain other provisions of WCGI's Bylaws, may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a particular stockholder might consider in such stockholder's best interest, including attempts that might result in a premium over the market price for WCGI Common Stock held by such stockholder. See "Proposal to Amend WCGI's Certificate of Incorporation."

Delaware General Corporation Law Section 203

     Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation will not engage in any business combination with any "interested stockholder" for a three year period following the date that such stockholder becomes an interested stockholder unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding stock held by directors who are also officers and shares subject to employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual meeting, and not by written consent, of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

     Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. WCGI's Certificate of Incorporation does not exclude WCGI from the restrictions imposed under Section 203 of the DGCL.

     Section 203 of the DGCL would not prohibit a business combination between Dennis R. Washington, who is expected to own approximately 38% of the outstanding WCGI Common Stock immediately following the Merger, and the Combined Company because the transaction which resulted in his becoming an interested stockholder of Washington was approved by Washington's Board of Directors. Similarly, such Section 203 may not prohibit a business combination between the Combined Company and any person who becomes the beneficial owner of 15% or more of the outstanding WCGI Common Stock pursuant to the Plan.


                              INDEPENDENT AUDITORS

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Special Meeting and will be given the opportunity to make statements if they so desire. It is expected that they will be available to respond to appropriate questions from the stockholders at the Special Meeting.


                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 1997 ANNUAL MEETING

     The proxy rules adopted by the Commission provide that certain stockholder proposals must be included in the proxy statement for WCGI's annual meetings of stockholders. A proposal to be presented at the 1997 annual meeting must be received at WCGI's principal executive offices no later than October 27, 1996 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act, as well as in WCGI's Bylaws.

     WCGI's Bylaws provide that for business to be brought before an annual meeting by a stockholder, the stockholder must give notice thereof in writing to the Secretary of WCGI not less than 50 days nor more than 75 days prior to such annual meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of such annual meeting is given or made to stockholders, notice by a stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth, among other things, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of WCGI Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     If the Merger is consummated, all references to WCGI in this section shall mean the Combined Company.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of WCGI knows of no other matters which may be presented for consideration at the Special Meeting. However, if any other matter is presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.


                                    By Order of the Board of Directors
                                    WASHINGTON CONSTRUCTION GROUP, INC.



                                    WALTER J. ORZE
                                    Secretary



Highland, California
_________________, 1996

                                                                      APPENDIX A


                        THE COMBINED COMPANY PROJECTIONS

          The following unaudited projected condensed consolidated financial statements of the Combined Company (the "Combined Company Projections") were prepared by Washington and MK, based upon, among other things, information provided by Washington with respect to the projected future financial condition and results of operations of the Washington on a stand-alone basis and information provided by MK with respect to the projected future financial condition and results of operations of MK on a stand-alone basis. The Combined Company Projections were prepared by Washington and MK for use in a Disclosure Statement prepared in accordance with certain requirements under the Bankruptcy Code in connection with the Plan and, accordingly, have been included in this Proxy Statement in the interests of full disclosure. Neither Washington nor MK has independently verified the information provided by the other and each of Washington and MK disclaims any responsibility for the accuracy or reliability of the information provided by the other. References to "Risk Factors" in this Combined Company Projections refers to the "Risk Factors" set forth in the Washington's Proxy Statement in connection with the Special Meeting to consider and vote upon the Merger Proposals. All capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Proxy Statement.

          The Combined Company Projections are based on estimates and assumptions regarding future events that affect the projected future financial condition, results of operations and cash flows of the Combined Company. Sensitive estimates and assumptions include, among others, the ability of the Combined Company to obtain new business, profit margins on existing and future contracts, potential sales value of certain non-core assets and the realization of cost savings and increased revenue from synergism from the Merger. Other factors that could affect the Combined Company's future operations include realizing certain contingent liabilities at amounts greater or less than related reserves and the potential for the realizable value of certain assets to be more or less than book value.

          The Combined Company Projections assume the Plan and the Merger will be implemented in accordance with their terms, and present the anticipated effects of the consummation of the Plan and the Merger and various other factors on the Combined Company's financial condition and results of operations following the Effective Time. The assumptions and estimates underlying the Combined Company Projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those projected, including, among others, risks and uncertainties relating to: (i) the ability of Washington and MK to achieve substantial improvements in their respective results of operations; (ii) the potentially adverse effects that the filing of the Chapter 11 Cases could have on the MK's business relationships, including relationships with governmental and private sector customers, suppliers and employees; (iii) the ability of Washington and MK to effect the transactions contemplated by the Plan and the Merger Agreement in a timely manner, and the potentially adverse effects that such transactions could have under certain contractual arrangements to which Washington or MK are parties;
(iv) the expected enhancements of the Combined Company's ability to attract and profitably exploit new business opportunities; (v) the Combined Company's ability to realize Merger-related synergism and cost reductions; (vi) the ability of the Combined Company to generate sufficient funds or to gain access to additional capital, if needed, to meet its working capital needs; and (vii) industry cyclicality and the effect of economic downturns on private and governmental expenditures on infrastructure improvements. See "Risk Factors." Accordingly, the Combined Company Projections are not necessarily indicative of the future financial condition or results of operations of the Combined Company, which may vary significantly from those set forth in the Combined Company Projections.

          Consequently, the unaudited projected condensed consolidated company information contained herein should not be regarded as a representation by Washington, MK, their respective advisors or any other person that the projected condition or results can or will be achieved.

          Neither Washington nor MK prepare multi-year projections as to future revenues or earnings in the normal course of their respective businesses. Accordingly, after the Effective Time, the Combined Company does not intend to update or otherwise revise the Combined Company Projections to reflect circumstances existing since their preparation in early 1996 or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, the Combined Company does not intend to update or revise the Combined Company Projections to reflect changes in general economic or industry conditions. However, the Combined Company's regular quarterly and annual financial statements, and the accompanying discussion and analysis, contained in the Combined Company's Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, will contain disclosure concerning the Combined Company's actual financial condition and results of operations during the period covered by the Combined Company Projections.

          The Combined Company Projections, which present the Combined Company's projected financial condition as of November 30, 1996, 1997 and 1998 and the Combined Company's projected results of operations for each of the three fiscal years ending on such dates (the "Projection Period"), are based upon specific economic assumptions as described under "-- Assumptions Used in the Combined Company Projections." In addition, (i) the projected information set forth in the Combined Company Projections for the Combined Company's 1996 fiscal year is based on projected information for Washington for the 12 months ending November 30, 1996, together with projected information for MK for the three months ending December 31, 1996 (which is intended to approximate projected information for MK for the three months beginning on the assumed Effective Time of August 31, 1996 and ending November 30, 1996), (ii) the projected information set forth in the Combined Company Projections for the Combined Company's 1997 fiscal year is based on projected information for Washington for the 12 months ending November 30, 1997 and for MK for the 12 months ending December 31, 1997 (which is intended to approximate projected information for MK for the 12 months ending November 30, 1997), and (iii) the projected information set forth in the Combined Company Projections for the Combined Company's 1998 fiscal year is based on projected information for Washington for the 12 months ending November 30, 1998 and for MK for the 12 months ending December 31, 1998 (which is intended to approximate projected information for MK for the 12 months ending November 30, 1998).

          Unlike the unaudited pro forma combined condensed consolidated financial statements contained in this Proxy Statement, which give effect to the effectiveness of the Plan and the consummation of the Merger and the other transactions contemplated thereby as if the Effective Time had occurred, and such other transactions had been consummated, as of the historical dates specified in "The Combined Company Pro Forma Information," the Combined Company Projections assume that the Effective Time will occur, and such transactions will be consummated, on August 31, 1996. Consequently, among other differences, the Combined Company Projections give effect only to Washington's separate historical and projected results of operations for the nine-month period from December 1, 1995 through August 31, 1996, and give effect to the combined results of operations of the businesses presently operated by Washington and MK only for the three-month period ending on November 30, 1996 (which, in the case of the businesses presently operated by MK, is based upon projected information for MK for the three months ending December 31, 1996). Certain general and administrative expenses of Washington have been classified as cost of revenue to conform with classifications historically used by MK.

          Neither the independent auditors for MK nor the independent auditors for Washington have examined or compiled the Combined Company Projections presented herein and, accordingly, assume no responsibility for them. Moreover, the Combined Company Projections have not been prepared with a view to compliance with the guidelines established by the American Institute of Certified Public Accountants regarding projections.

          THE COMBINED COMPANY PROJECTIONS CONTAINS PROJECTED FINANCIAL INFORMATION AND CERTAIN OTHER FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ALL OF WHICH ARE BASED ON VARIOUS ESTIMATES AND ASSUMPTIONS. SUCH INFORMATION AND STATEMENTS ARE SUBJECT TO INHERENT UNCERTAINTIES AND TO A WIDE VARIETY OF SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE RISKS, INCLUDING, AMONG OTHERS, THOSE DESCRIBED HEREIN. SEE "RISK FACTORS." CONSEQUENTLY, ACTUAL EVENTS, CIRCUMSTANCES, EFFECTS AND RESULTS MAY VARY SIGNIFICANTLY FROM THOSE INCLUDED IN OR CONTEMPLATED BY SUCH PROJECTED FINANCIAL INFORMATION AND SUCH OTHER FORWARD-LOOKING STATEMENTS. THE PROJECTED FINANCIAL INFORMATION CONTAINED HEREIN IS THEREFORE NOT NECESSARILY INDICATIVE OF THE FUTURE FINANCIAL CONDITION OR RESULTS OF OPERATIONS OF WCGI, MK AND THE COMBINED ENTITY OF WCGI AND MK, WHICH MAY VARY SIGNIFICANTLY FROM THOSE SET FORTH IN SUCH PROJECTED FINANCIAL INFORMATION. CONSEQUENTLY, THE PROJECTED

FINANCIAL INFORMATION AND OTHER FORWARD-LOOKING STATEMENTS CONTAINED HEREIN SHOULD NOT BE REGARDED AS REPRESENTATIONS BY WCGI, MK OR ANY OTHER PERSON THAT THE PROJECTED CONDITION OR RESULTS CAN OR WILL BE ACHIEVED.

       UNAUDITED PROJECTED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
              (in thousands, except for share and per share data)



                                               Year ending November 30,
                                     ---------------------------------------------
                                        1996         1997          1998
                                     ----------  ------------  ------------

Revenue                              $ 604,016   $ 1,592,135   $ 1,834,645
Cost of revenue                       (574,866)   (1,517,191)   (1,752,553)
                                     ---------   -----------   -----------
Operating income                        29,150        74,944        82,092
General and administrative
  expenses                             (11,763)      (21,415)      (21,415)
Interest expense                        (1,675)       (2,678)         (677)
Investment and other income              2,896         2,976         3,596
Amortization of excess of cost over
  net assets acquired                   (1,265)       (3,799)       (3,799)
Equity in net income of
  unconsolidated affiliates              2,740         8,600         8,600
                                     ---------   -----------   -----------
Income before income taxes              20,083        58,628        68,397
Income tax expense                      (8,667)      (27,262)      (31,652)
                                     ---------   -----------   -----------
Net income                           $  11,416   $    31,366   $    36,745
                                     =========   ===========   ===========
Income per common share (1)               $.32          $.59          $.69
                                     =========   ===========   ===========

1. Combined Company projected per share data for 1996 is based on the weighted average of 35,492,000 shares outstanding during such period assuming the Effective Time occurs on August 31, 1996. Combined Company projected per share data for each of 1997 and 1998 is based on 53,601,000 shares assumed to be outstanding during such period. Outstanding and future options and warrants have been assumed to remain anti-dilutive during the periods presented.

See "--Assumptions Used in the Combined Company Projections."

         UNAUDITED PROJECTED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)



                                                        November 30,
                                                        ------------
                                                1996        1997        1998
                                              --------    --------    --------
ASSETS

Cash and cash equivalents                     $ 67,874      $ 47,185  $ 61,760
Accounts and note receivable and
  unbilled receivables                         254,634       236,340   293,749
Deferred income taxes and other tax assets      35,663        31,995    10,240
Other current assets                            51,548        50,840    61,865
                                              --------      --------  --------
Total current assets                           409,719       366,360   427,614
                                              --------      --------  --------
Investments and other assets                    95,691       102,619   107,930
Deferred income taxes and other tax assets      40,168        32,608    25,403
Cost in excess of net assets acquired          149,690       145,891   142,092
Property and equipment, net                    111,856       113,409   119,641
                                              --------      --------  --------
Total assets                                  $807,124      $760,887  $822,680
                                              ========      ========  ========

LIABILITIES AND
STOCKHOLDERS' EQUITY

Short-term debt                               $ 39,948      $    486  $    527
Accounts payable and accrued expenses          175,183       171,891   217,158
Billings in excess of costs and earnings
  on uncompleted contracts                      39,641        24,599    19,292
Income taxes payable                            11,654         2,286     2,677
Other current liabilities                       82,191        74,825    79,953
                                              --------      --------  --------
Total current liabilities                      348,617       274,087   319,607
                                              --------      --------  --------
Long-term debt                                   4,594         4,070     3,502
Other non-current liabilities                   87,612        85,030    83,126
                                              --------      --------  --------
Total liabilities                              440,823       363,187   406,235
                                              --------      --------  --------
Redeemable preferred stock                      18,000        18,000        --
                                              --------      --------  --------
Stockholders' equity                           348,301       379,700   416,445
                                              --------      --------  --------
Total liabilities and stockholders' equity    $807,124      $760,887  $822,680
                                              ========      ========  ========

See "--Assumptions Used in the Combined Company Projections."

             UNAUDITED PROJECTED CONDENSED CONSOLIDATED CASH FLOWS
                                (in thousands)



                                                        Year ending November 30,
                                                     -------------------------------
                                                       1996       1997       1998
                                                     ---------  ---------  ---------
Operating Activities
Net income                                           $ 11,416   $ 31,366   $ 36,745
Depreciation and amortization                          15,198     28,264     30,084
Undistributed earnings of affiliates                   (2,060)    (8,300)    (8,212)
Changes in working capital                            (10,510)   (21,244)   (21,085)
Other items                                               (21)     6,894     23,601
                                                     --------   --------   --------
  Cash flow provided by operating activities           14,023     36,980     61,133
                                                     --------   --------   --------

Investing Activities
Property and equipment additions, net                 (14,045)   (24,639)   (30,931)
Proceeds from sales of investments                         --      7,456      3,100
Purchase of MK, net of cash acquired                   38,309         --         --
Other investing activities                                 --       (500)      (200)
                                                     --------   --------   --------
  Cash flow provided (used) by
    investing activities                               24,264    (17,683)   (28,031)
                                                     --------   --------   --------

Financing Activities
Borrowings under credit agreements                     39,500         --         --
Repayment of DIP financing                            (39,500)        --         --
Repayment of borrowings under credit agreements            --    (39,500)        --
Repayment of long-term borrowing                         (448)      (486)      (527)
Redemption of preferred stock and other items              --         --    (18,000)
                                                     --------   --------   --------
  Cash flow used by financing activities                 (448)   (39,986)   (18,527)
                                                     --------   --------   --------

Increase (decrease) in cash and
  cash equivalents                                     37,839    (20,689)    14,575
Cash and cash equivalents at
  beginning of period                                  30,035     67,874     47,185
                                                     --------   --------   --------
Cash and cash equivalents at
  end of period                                      $ 67,874   $ 47,185   $ 61,760
                                                     ========   ========   ========

See "--Assumptions Used in the Combined Company Projections."

Assumptions Used in the Combined Company Projections

     Additional information relating to the principal assumptions used in preparing the Combined Company Projections is set forth below. See "Risk Factors" for a discussion of various factors that could materially affect the Combined Company's financial condition, results of operations, businesses, prospects and securities.

         (i) Effective Time; Plan Terms: The Combined Company Projections were prepared assuming an Effective Time of August 31, 1996. See "The Merger Agreement--Termination --Termination by Washington."

         (ii) General Economic Conditions: Current economic conditions and their impact on capital spending for engineering and construction services within each of the Combined Company's operating segments were assumed to continue throughout the Projection Period.

         (iii) Synergism: The Combined Company Projections were prepared on the assumption that the Combined Company would be able to recognize incremental revenue of $15 million in 1996, $51 million in 1997 and $109 million in 1998 due to the continuation and expansion of the Combined Company's ability (as compared to that of MK) to secure new work as a result of its improved financial condition (including new work that MK might have been able to participate in only indirectly, and less profitably, through joint ventures and similar arrangements). Earnings on the incremental revenue from synergism is assumed to approximate historical margins. The Combined Company Projections also assume savings in general and administrative expenses of $0.0 in 1996, $4.5 million in 1997 and $4.5 million in 1998 through the elimination of duplicative costs, net of one-time costs associated with the implementation of a plan to combine corporate functions.

         (iv) Revenues: Revenues for the Combined Company in 1996 reflect an assumed increase in revenues for Washington of over 40% from 1995, an assumed decrease in revenues for MK of 28% from 1995 and incremental revenues of $15 million from synergism. Revenues for the Combined Company in 1997 reflect an assumed increase in revenues for Washington of 15% from 1996 to 1997, an assumed decrease in revenues for MK of 5% from 1996 to 1997 and incremental revenues of $51 million from synergism. Revenues for the Combined Company in 1998 are assumed to increase by 15% from 1997, inclusive of $109 million in incremental revenues from synergism. Revenues were projected by each operating group and are based on the level of backlog for each of the operating groups at the beginning of each year, anticipated new work awards during that year and estimated levels of annual revenue recognition. The assumed increases in the new work awards and backlog are based upon the assumptions as to general economic conditions referred to in paragraph (ii) above, certain growth rate assumptions and the continuation and expansion of project bonding capacity.

         (v) Operating Income: Projected operating income is based upon projected revenues, current profit margins, expected market conditions and historical performance of the Combined Company's principal operating groups. Profit margins are assumed to remain relatively constant throughout the Projection Period and include the impact of the synergism discussed in paragraph (iii) above.

         (vi) General and Administrative Expenses (G&A): G&A is based on MK's 1995 levels, with adjustments for assumed savings from the elimination of duplicative corporate functions following the Merger as discussed in paragraph (iii) above.

         (vii) Interest Expense: Interest expense is calculated on the total amount of debt assumed to be outstanding during the Projection Period and includes the amortization of costs associated with Washington's existing credit facility (assumed to continue through the Projection Period). New borrowings used to retire amounts outstanding under the DIP Facility are assumed to have a weighted average interest rate of 10% throughout the Projection Period.

         (viii) Equity in Net Income of Unconsolidated Affiliates: Represents the recognition of income from the Combined Company's unconsolidated affiliates accounted for by the equity method. For the Projection Period, equity in income of unconsolidated affiliates is assumed to be principally derived from the Combined Company's 33% ownership interest in MIBRAG mbH and 24% interest in Westmoreland Resources, Inc. The Combined Company Projections of equity in the net income of MIBRAG mbH and Westmoreland Resources, Inc. are based on current earnings levels. The Combined Company Projections assume no cash distributions from MIBRAG mbH during the Projection Period.

         (ix) Income Taxes: Projected income taxes are based on a blended federal and state tax rate of 40% and an additional 3% to 7% consolidated impact for such items as foreign taxes and the non-tax deductible amortization of goodwill.

         (x) Purchase Accounting: The Combined Company Projections have been prepared in accordance with the applicable principles of purchase accounting. Under purchase accounting principles, the Combined Company will record an intangible asset equal to the excess, if any, of the purchase price paid by Washington to acquire MK over the net fair market value allocated to the identifiable assets and liabilities of MK (such excess, if any, being referred to herein as "Goodwill"). The Combined Company Projections assume that such amount will be amortized on a straight-line basis (i.e., ratably) over a period of 40 years. The Combined Company Projections assume that the purchase price paid by Washington to acquire MK will be $228.1 million, and that the net fair market value allocable to the identifiable assets and liabilities of MK will be $92.9 million, in each case as of the Effective Time, resulting in Goodwill of $135.2 million as of the Effective Time. Such assumptions are based upon, among other assumptions and estimates, an assumed per share value of WCGI Common Stock of $8.37, an assumed per warrant value of the Warrants of $2.50, and an assumption that the historical book value of MK's assets and liabilities generally approximates the fair value thereof, except for specific adjustments discussed in the Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Information. See "The Combined Company Pro Forma Information."

         The foregoing assumptions and resultant computations were made solely for purposes of preparing the Combined Company Projections. The Combined Company will be required to determine the actual amount of Goodwill, if any, and the appropriate amortization period as of the Effective Time.
     Such determinations will be based on the fair values of MK's net assets and other relevant information as of the Effective Time. Although such determinations are not presently expected to result in the actual amount of Goodwill and related amortization being materially greater or less than the amounts thereof assumed for purposes of the Combined Company Projections, there can be no assurance with respect thereto. Any increase in the amount of amortization of Goodwill would reduce periodic income before taxes and net income.

         (xi) Net Operating Loss (NOL) Carryforwards: MK anticipates having substantial NOL carryforwards on the Effective Time. The Combined Company Projections assume that NOL carryforwards will be used by the Combined Company during the Projection Period as follows: $1.4 million in 1996, $19.7 million in 1997 and $16.8 million in 1998. See "Risk Factors--Risk Related to the Business of MK, Washington and the Combined Company."

         (xii) Balance Sheet Considerations: Projections of changes in certain balance sheet accounts such as accounts receivable and accounts payable are based on historic ratios of such accounts to other accounts such as revenue and are modified, where appropriate, to recognize specific project or balance sheet item changes.

         (xiii) Debt And Redeemable Preferred Stock: The Combined Company Projections assume that the Combined Company will either utilize existing lines of credit or will secure a post-restructuring line of credit prior to the Effective Time that will be sufficient to retire the borrowings outstanding under the DIP Facility and provide for working capital and letter of credit availability throughout the

     Projection Period. The Projections also assume that the Combined Company will have adequate cash balances and cash flows from operations in 1997 to pay off the majority of its debt balances. The Combined Company Projections also assume that the Combined Company receives all $18 million of Foreign Tax Credit Refunds in 1998 and, accordingly, retires the Series A Preferred Stock in 1998.

PRELIMINARY COPY
                                                                      APPENDIX B

PROXY    WASHINGTON CONSTRUCTION GROUP, INC. PROXY

    THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF WCGI FOR THE SPECIAL MEETING OF STOCKHOLDERS __________, 1996

    The undersigned hereby appoints Dorn Parkinson and John H. Wimberly, and each of them, with full power of substitution in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Washington Construction Group, Inc. ("WCGI") which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on __________, 1996, and any and all adjournments thereof.

    (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE MERGER PROPOSALS AS ENUMERATED IN PROPOSAL 1 AND PROPOSAL 2.

THE APPROVAL OF EACH OF THE MERGER PROPOSALS IS CONDITIONED UPON APPROVAL OF BOTH OF THE MERGER PROPOSALS. ACCORDINGLY, A VOTE AGAINST EITHER OF THE MERGER PROPOSALS WILL HAVE THE SAME EFFECT AS A VOTE AGAINST BOTH OF THE MERGER PROPOSALS.

The Board of Directors recommends that you vote FOR the Merger Proposals as enumerated in Proposal 1 and Proposal 2.

1. Proposal to adopt the Merger Agreement providing for the merger of MK and WCGI, with WCGI continuing as the surviving corporation.

     FOR    AGAINST    ABSTAIN
     [_]    [_]        [_]

2. Proposal to adopt certain Amendments to the Certificate of Incorporation which are being proposed by the Board of Directors.

     FOR    AGAINST    ABSTAIN
     [_]    [_]        [_]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting and adjournments thereof.

                                     ANY PREVIOUS PROXY EXECUTED BY THE
                                     UNDERSIGNED IS HEREBY REVOKED.
                                     Receipt of the notice of the Special
                                     Meeting and the Proxy Statement is hereby acknowledged.

                                     Dated____________________________, 1996

                                     ________________________________________

                                     ________________________________________
                                     Signature of Stockholder

                                     Note: Please sign exactly as addressed
                                     hereon. Joint owners should each sign.
                                     Executors, administrators, trustees,
                                     guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                                                       EXHIBIT 1

                      RESTRUCTURING AND MERGER AGREEMENT


                                 BY AND AMONG

                      WASHINGTON CONSTRUCTION GROUP, INC.

                                      AND

                         MORRISON KNUDSEN CORPORATION



                              DATED: MAY 28, 1996

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                   ARTICLE 1
                            PLAN OF REORGANIZATION
1.1       Terms of the Plan................................................   2
1.2       Support of the Plan from Creditors...............................   2
1.3       Preparation of the Disclosure Statement and Solicitation of
          Acceptances of the Plan..........................................   2
1.4       Preparation of Chapter 11 Petitions and First Day Orders.........   3
1.5       Commencement of Cases Under Chapter 11...........................   3
1.6       Post-Petition Solicitation of Acceptances of the Plan from
          Stockholders.....................................................   3
1.7       Confirmation of the Plan.........................................   4
1.8       Effective Date...................................................   4
1.9       DIP Facility.....................................................   4

                                   ARTICLE 2
                         ACTIONS ON THE EFFECTIVE DATE

2.1       Actions by the Purchaser and the Company on the Effective
          Date.............................................................   5
2.2       Employment Agreements............................................   6
2.3       Board of Directors...............................................   6

                                   ARTICLE 3
                     THE MERGER; CONVERSION OF SECURITIES

3.1       The Merger.......................................................   6
3.2       Effects of the Merger............................................   7
3.3       Certificate of Incorporation and Bylaws..........................   7
3.4       Conversion of Securities.........................................   7
3.5       Fractional Surviving Corporation Warrants........................   7
3.6       Exchange of Certificates.........................................   8
3.7       Cancellation.....................................................   8
3.8       Purchaser Common Stock...........................................   8
3.9       Corporate Name...................................................   8

                                      (i)

                                                                           Page
                                                                           ----

                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
4.1       Organization, Good Standing and Authority........................   9
4.2       Binding Agreement................................................   9
4.3       Capitalization...................................................   9
4.4       Subsidiaries.....................................................  10
4.5       No Violation.....................................................  10
4.6       Exchange Act Reports and Financial Statements....................  10
4.7       Information in Disclosure Statement..............................  11
4.8       Information Provided for Purchaser Proxy Statement...............  11
4.9       Consents and Approvals...........................................  12
4.10      No Brokers.......................................................  12
4.11      Insurance........................................................  12
4.12      Labor Matters....................................................  13
4.13      Employee Benefit Plans...........................................  13
          (a)  Identification of Plans.....................................  13
          (b)  Representations Applicable to Pension Benefit Plans.........  14
          (c)  Representations with Respect to Multiemployer Plans.........  15
          (d)  Representations with Respect to Welfare Benefit Plans.......  16
          (e)  General Representations With Respect to Benefit Plans.......  16
          (f)  Disclosure of Documents and Information.....................  18
4.14      Taxes............................................................  18
4.15      Title to Properties..............................................  20
4.16      Intellectual Property Permits....................................  20
4.17      Environmental Matters............................................  21
4.18      Litigation.......................................................  21
4.19      Contracts and Commitments........................................  22
4.20      Compliance with Laws.............................................  22
4.21      Absence of Certain Developments..................................  23

                                   ARTICLE 5
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

5.1       Organization, Good Standing and Authority........................  23
5.2       Binding Agreement................................................  23
5.3       Capitalization...................................................  24

                                     (ii)

                                                                           Page
                                                                           ----
5.4       Subsidiaries.....................................................  24
5.5       No Violation.....................................................  24
5.6       Exchange Act Reports and Financial Statements....................  25
5.7       Information in Disclosure Statement and Purchaser Proxy
          Statement........................................................  25
5.8       Consents and Approvals...........................................  26
5.9       Compliance with Laws.............................................  26
5.10      Employee Benefit Plans...........................................  26
          (a)  Identification of Plans.....................................  26
          (b)  Representations Applicable to Pension Benefit Plans.........  27
          (c)  Representations with Respect to Multiemployer Plans.........  28
          (d)  Representations with Respect to Welfare Benefit Plans.......  29
          (e)  General Representations With Respect to Benefit Plans.......  29
          (f)  Disclosure of Documents and Information.....................  31
5.11      Taxes............................................................  31
5.12      Environmental Matters............................................  33
5.13      Absence of Certain Developments..................................  34

                                   ARTICLE 6
                   ACTIONS BY THE COMPANY AND THE PURCHASER
                          PENDING THE EFFECTIVE DATE

6.1       Maintenance of Business..........................................  34
6.2       Certain Prohibited Company Transactions..........................  34
6.3       Certain Prohibited Purchaser Transactions........................  36
6.4       Purchaser Proxy Statement........................................  37
6.5       Meeting of Purchaser's Stockholders..............................  38
6.6       Investigation....................................................  38
6.7       Notification of Certain Matters..................................  38
6.8       Reasonable Best Efforts..........................................  38
6.9       New York Stock Exchange Listing..................................  39
6.10      Executory Contracts..............................................  39
6.11      Exclusivity......................................................  39

                                     (iii)

                                                                           Page
                                                                           ----
                                   ARTICLE 7
                    CONDITIONS TO THE COMPANY'S OBLIGATIONS
7.1       Confirmation of the Plan.........................................  40
7.2       Representations, Warranties and Covenants........................  41
7.3       Purchaser Stockholders' Meeting..................................  41
7.4       Stock and Warrants Freely Tradeable..............................  41
7.5       Consents.........................................................  41
7.6       No Governmental Proceeding or Litigation.........................  41
7.7       Certificates.....................................................  42
7.8       Corporate Documents..............................................  42

                                   ARTICLE 8
                   CONDITIONS TO THE PURCHASER'S OBLIGATIONS

8.1       Completion of Other Transactions.................................  42
8.2       Representations, Warranties and Covenants........................  43
8.3       Consents.........................................................  43
8.4       No Governmental Proceeding or Litigation.........................  43
8.5       Borrowings Under DIP Facility....................................  43
8.6       Settlement of Certain Litigation.................................  43
8.7       Headquarters Lease...............................................  43
8.8       Certificates.....................................................  44
8.9       Corporate Documents..............................................  44

                                   ARTICLE 9
                            ACTIONS BY THE COMPANY
                  AND THE PURCHASER AFTER THE EFFECTIVE DATE

9.1       Further Assurances...............................................  44
9.2       Directors and Officers Insurance.................................  44
9.3       Indemnification..................................................  45
9.4       Registration Rights..............................................  46

                                     (iv)

                                                                           Page
                                                                           ----

                                  ARTICLE 10
                           TERMINATION AND AMENDMENT
10.1      Termination......................................................  47
10.2      Effect of Termination............................................  48
10.3      Break-up Fees....................................................  48
10.4      Expenses.........................................................  48

                                   ARTICLE 11
                                  DEFINITIONS

11.1      Defined Terms....................................................  49

                                  ARTICLE 12
                                 MISCELLANEOUS

12.1      Survival of Representations, Etc.................................  57
12.2      Assignment; Binding; Effect; Benefits............................  57
12.3      Notices..........................................................  57
12.4      Choice of Law....................................................  58
12.5      Entire Agreement; Amendments and Waivers.........................  58
12.6      Counterparts.....................................................  58
12.7      Invalidity.......................................................  58
12.8      Headings.........................................................  58
12.9      Specific Performance.............................................  59
12.10     Attorneys Fees...................................................  59
12.11     Publicity........................................................  59
12.12     Confidentiality Agreements.......................................  59

                                      (v)

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                                                                           ----
Attachments:
                             DISCLOSURE SCHEDULES

Company Disclosure Schedule
Purchaser Disclosure Schedule

                                   EXHIBITS

Exhibit 1   New Certificate of Incorporation of the Surviving Corporation
Exhibit 2   New Bylaws of the Surviving Corporation
Exhibit 3   Warrant Agreement
Exhibit 4   Registration Rights Agreement

                                     (vi)

                      RESTRUCTURING AND MERGER AGREEMENT

          This Restructuring and Merger Agreement, dated as of May 28, 1996 (this "Agreement"), is by and between Washington Construction Group, Inc., a Delaware corporation (the "Purchaser"), and Morrison Knudsen Corporation, a Delaware corporation (the "Company"). Capitalized terms not otherwise defined have the meanings set forth in Article 11.

                                   RECITALS

          A. The respective Boards of Directors of the Purchaser and the Company have approved the Merger of the Company with and into the Purchaser on the terms and subject to the conditions set forth herein.

          B. As soon as possible after the date hereof, the Company will amend its standalone Chapter 11 plan of reorganization (the "Standalone Plan") and related disclosure statement (the "Standalone Disclosure Statement"), each dated April 15, 1996, to incorporate the terms and provisions of this Agreement.

          C. Under the Plan, unless the Agreement is terminated, the Company will merge with and into the Purchaser (the "Merger") on the Effective Date, with the Purchaser surviving the Merger. On the Effective Date, the Purchaser will (i) provide $13,300,000 in cash and issue a number (presently estimated to be approximately 24,123,000) of newly-issued shares of Surviving Corporation Common Stock equal to 45% of the issued and outstanding shares of Surviving Corporation Common Stock after giving effect to the shares issued pursuant to the Plan, for distribution under the Plan and (ii) issue and deliver the Surviving Corporation Series A Preferred Stock to a liquidating trust, which shall hold the Surviving Corporation Series A Preferred Stock for the benefit of creditors of the Company as set forth in the Plan. In addition, on the Effective Date the Purchaser will repay or refinance borrowings under the Company's DIP Facility if such borrowings do not exceed $50,000,000. Under the Plan, shares of Company Common Stock will be converted into warrants to purchase 2,765,000 shares (subject to adjustment for rounding as provided herein) of Surviving Corporation Common Stock.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                            PLAN OF REORGANIZATION

          1.1 TERMS OF THE PLAN. As used herein, the term "Plan" means a joint plan of reorganization of the Company and the Debtor Subsidiaries that will be based upon the Standalone Plan as modified to incorporate the terms and provisions of this Agreement and as otherwise modified to contain such terms and provisions as may be mutually agreed upon by the Company and Purchaser.

          1.2 SUPPORT OF THE PLAN FROM CREDITORS. As promptly as possible after the date hereof, subject to the fiduciary duties of the Company's Board of Directors, the Company shall, with the cooperation and assistance of the Purchaser and its advisors, seek the support of the terms of the Plan from the creditors whose claims will be impaired under the Plan.

          1.3 PREPARATION OF THE DISCLOSURE STATEMENT AND SOLICITATION OF ACCEPTANCES OF THE PLAN. As promptly as possible after the date hereof, the Company shall, with the cooperation and assistance of the Purchaser, prepare the Plan and a modification of the Standalone Disclosure Statement to reflect the Plan (as amended, the "Disclosure Statement") and all related documents, including bankruptcy ballots (collectively with the Disclosure Statement, the "Solicitation Materials"), necessary to solicit acceptances of the Plan from impaired creditors of the Company (other than the plaintiffs in the litigation against the Company commonly referred to as the Touchstone actions (the "Touchstone Plaintiffs")) prior to the date (the "Filing Date") on which the Company and any Subsidiaries of the Company that are debtors under the Plan (the "Debtor Subsidiaries") file for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The Purchaser will provide all information regarding the Purchaser and its Subsidiaries, officers and directors that is necessary to permit the Company to prepare the Disclosure Statement. The information supplied by the Purchaser for inclusion in the Disclosure Statement or any amendment or supplement thereto shall not, at the time that it is so supplied, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Purchaser shall promptly inform the Company of any subsequent event or circumstance that should be disclosed so that the Disclosure Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein with respect to the information supplied by the Purchaser. As soon as possible after the Plan and Disclosure Statement and such other documents are finalized, the Company shall mail such documents to the creditors of the Company whose claims are impaired by the Plan (other than the Touchstone Plaintiffs) and shall commence solicitation of acceptances of the Plan from such creditors pursuant to Section 1126(b) of the Bankruptcy Code and Bankruptcy Rule 3018(b). The solicitation period shall expire on a date no later than the minimum period required by the Bankruptcy Code, the rules under the Bankruptcy Code (the "Bankruptcy Rules") and the Bankruptcy Court for solicitation of acceptances of a Chapter 11 plan of reorganization. The Company shall use its reasonable best efforts to receive acceptances of the Plan (the "Requisite Acceptances") from a sufficient number of creditors in a sufficient number of classes of creditors to allow the Plan to be confirmed under Chapter 11 of the Bankruptcy Code, including confirmation through the cramdown provisions of Section 1129(b) of the Bankruptcy Code.

          1.4 PREPARATION OF CHAPTER 11 PETITIONS AND FIRST DAY ORDERS. As promptly as possible after the date on which the Company mails the Solicitation Materials to its creditors, the Company shall, with the cooperation and assistance of the Purchaser, prepare (a) petitions for relief under Chapter 11 of the Bankruptcy Code (the "Chapter 11 Petitions") for the Company and the Debtor Subsidiaries, (b) motions for customary first-day orders and such orders as described in the Disclosure Statement (the "First Day Orders") and (c) notices to creditors and other parties required by the Bankruptcy Code with respect to the filing of the Chapter 11 Petitions, the hearing for approval of the Disclosure Statement, the hearing for confirmation of the Plan and other matters (the "Bankruptcy Notices"). Such documents shall be prepared in sufficient time to provide the Purchaser and its legal and financial advisors with adequate time to review all such documents prior to the Filing Date.

          1.5 COMMENCEMENT OF CASES UNDER CHAPTER 11. As soon as possible after the date on which the Company obtains the Requisite Acceptances from its creditors, the Company shall, and, subject to the terms of the Plan, shall cause each of the Debtor Subsidiaries to, (a) file the Chapter 11 Petitions in the United States Bankruptcy Court in the District of Delaware (the "Bankruptcy Court") and commence cases under Chapter 11 of the Bankruptcy Code (the "Reorganization Cases") in the Bankruptcy Court, (b) file the motions relating to the First Day Orders and seek to obtain entry of the First Day Orders by the Bankruptcy Court, (c) file motions for approval of the Solicitation Materials (including if the Company deems it necessary a modification of the Solicitation Materials in order to solicit the Company's stockholders and the Touchstone Plaintiffs after the Filing Date), and schedule a hearing (the "Disclosure Statement Hearing") in the Bankruptcy Court on the earliest date approved by the Bankruptcy Court for approval of the Solicitation Materials and (d) schedule a hearing (the "Confirmation Hearing") in the Bankruptcy Court on the earliest date possible to consider confirmation of the Plan. As soon as possible after the Filing Date, the Company shall send the Bankruptcy Notices to all Persons to whom such notices are required to be sent under the Bankruptcy Code and such to other Persons to whom it is ordered by the Bankruptcy Court to send the Bankruptcy Notices.

          1.6 POST-PETITION SOLICITATION OF ACCEPTANCES OF THE PLAN FROM STOCKHOLDERS. If the Company deems it necessary to solicit approval of the Plan from the Company's stockholders and the Touchstone Plaintiffs, the Company shall, as soon as possible following the Disclosure Statement Hearing, mail or otherwise distribute the Solicitation Materials to the Company's stockholders and the Touchstone Plaintiffs and commence solicitation of acceptances of the Plan from such Persons pursuant to Section 1126(a) of the Bankruptcy Code and Bankruptcy Rule 3018(a). The solicitation period shall be a period of time no longer than the minimum period required by the Bankruptcy Code, the Bankruptcy Rules and the Bankruptcy Court for solicitation of acceptances of a Chapter 11 plan of reorganization.

          1.7 CONFIRMATION OF THE PLAN. Upon receipt of the Requisite Acceptances and completion of the solicitation of Company's stockholders and the Touchstone Plaintiffs, the Company shall use its reasonable best efforts to obtain confirmation of the Plan by the Bankruptcy Court at the Confirmation Hearing. Upon entry of an order confirming the Plan (the "Confirmation Order"), the Company shall use its reasonable best efforts to obtain the dismissal of any and all appeals and motions for reconsideration filed with respect to the Plan or with respect to the Confirmation Order. The date on which the Plan is confirmed is referred to herein as the "Confirmation Date."

          1.8 EFFECTIVE DATE. The Company shall cause the Plan to become effective and the distributions provided for under the Plan (the "Distributions") to be commenced as promptly as possible on or following the day on which the Confirmation Order is entered if no stay of the Confirmation Order pending appeal has been entered and all other conditions to effectiveness set forth in the Plan shall have been satisfied or waived. The date on which the Plan becomes effective is referred to herein as the "Effective Date."

          1.9 DIP FACILITY. On the Effective Date, the Purchaser will repay or refinance amounts outstanding under the Company's debtor-in-possession credit facility (the "DIP Facility"). The Company shall enter into the DIP Facility only on terms that are approved by the Purchaser, which approval shall not be withheld or delayed unreasonably. The Company will notify the Purchaser of its discussions or negotiations with potential lenders in connection with its efforts to obtain the DIP Facility, and shall, in any such notice, indicate the identity of the potential lenders and the terms and conditions of any proposals or offers to provide the DIP Facility, and thereafter shall keep the Purchaser informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations.

                                   ARTICLE 2
                         ACTIONS ON THE EFFECTIVE DATE

          2.1 ACTIONS BY THE PURCHASER AND THE COMPANY ON THE EFFECTIVE DATE. Subject to the conditions set forth in this Agreement, on the Effective Date:

          (a) The Purchaser and the Company shall deliver all instruments and documents required to be delivered pursuant to Articles 7 and 8. All instruments and documents delivered to Purchaser pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to the Purchaser. All instruments and documents delivered to the Company pursuant hereto shall be in form and substance, and shall be executed in a manner, reasonably satisfactory to the Company. Each of the Purchaser, the Company and the Surviving Corporation, as the case may be, shall take all other actions required to be taken by it pursuant to the Plan, including without limitation, the actions set forth in the following paragraphs of this Section 2.1.

          (b) The Company shall transfer the Excluded Assets to a liquidating trust or other entity, which shall hold the Excluded Assets for the benefit of creditors of the Company, or distribute the Excluded Assets or portions thereof in accordance with the Plan.

          (c)   The Company and the Purchaser shall merge in accordance with
Article 3.

          (d) The Surviving Corporation shall deliver an amount equal to $13,300,000 to the disbursing agent (the "Disbursing Agent") under the Plan in order to permit the Disbursing Agent to make the Distributions.

          (e) The Surviving Corporation shall issue and deliver a number of shares of Surviving Corporation Common Stock equal to 45% of the issued and outstanding shares of Surviving Corporation Common Stock on the Effective Date after giving effect to the Distributions to the Disbursing Agent in order to permit the Disbursing Agent to make the Distributions.

          (f) The Surviving Corporation shall issue and deliver the Surviving Corporation Series A Preferred Stock to a liquidating trust or other entity, which shall hold the Surviving Corporation Series A Preferred Stock for the benefit of creditors of the Company, as set forth in the Plan.

          (g) The Surviving Corporation shall issue and deliver 2,765,000 Surviving Corporation Warrants (subject to adjustment as provided for herein) to the

Disbursing Agent in order to permit the Disbursing Agent to distribute the Surviving Corporation Warrants pursuant to the Plan.

          (h) The Purchaser will repay or refinance obligations in an amount up to $50,000,000 incurred by the Company and its Debtor Subsidiaries after the Filing Date under the DIP Facility.

          2.2 EMPLOYMENT AGREEMENTS. On the Effective Date, the Purchaser will enter into employment agreements with certain officers and directors of the Company as are designated by the Purchaser on terms and conditions reasonably satisfactory to the Purchaser.

          2.3 BOARD OF DIRECTORS. Immediately after the Effective Time, the Board of Directors of the Surviving Corporation will consist of five directors designated by the current Board of Directors of Purchaser (three of whom shall be directors whose terms expire at the 1999 meeting of stockholders, one of whom shall be a director whose term expires at the 1998 meeting of stockholders and one of whom shall be a director whose term expires at the 1997 meeting of stockholders), Robert S. Miller and Robert A. Tinstman (whose terms expire at the 1997 meeting of stockholders) and two directors (whose terms expire at the 1998 meeting of stockholders) designated by the creditors prior to the earlier of July 17, 1996 or 20 days after the Purchaser first files the Purchaser Proxy Statement with the SEC, which directors shall be approved by the Purchaser. The five directors designated by the current Board of Directors of Purchaser shall be selected from among members of the current Board of Directors of the Purchaser or officers, directors or Affiliates of other companies controlled by Dennis Washington. All members of the Board of Directors shall serve until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.


                                   ARTICLE 3
                     THE MERGER; CONVERSION OF SECURITIES

          3.1 THE MERGER. On the Effective Date, in accordance with this Agreement, the Plan and the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), the Company shall in the Merger merge with and into Purchaser, with Purchaser being the surviving corporation in the Merger (as such, the "Surviving Corporation"). As a result of the Merger, the separate existence of the Company shall cease and the Purchaser shall continue as the surviving corporation as set forth in the Merger Certificate. The Merger will be consummated and become effective on the Effective Date upon the filing with the Secretary of State of the State of Delaware of a certificate of merger (the "Merger Certificate") as is required by, and executed in accordance with, the relevant provisions of the Delaware Law. The time at which the Merger becomes effective is referred to herein as the "Effective Time."

          3.2   EFFECTS OF THE MERGER.

          (a) The Merger shall have the effects set forth in the Delaware Law and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the separate corporate existence of the Company shall cease and the Purchaser shall be the Surviving Corporation and shall have all of the rights, privileges, immunities and powers and shall be subject to all duties and liabilities of a corporation organized under the Delaware Law.

          (b) Insofar as any agreement or instrument to which the Company is a party requires by its terms the express assumption thereof by the Surviving Corporation in connection with the Merger, this Section 3.2(b) will be deemed without further action to constitute such assumption, provided, however, that nothing in this Section 3.2(b) will affect the relative rights or obligations of the parties under any other provision hereof or thereof.

          3.3 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of the Purchaser, as amended and restated to be in the form attached hereto as Exhibit 1, shall be the Certificate of Incorporation of the Surviving Corporation. The Bylaws of the Purchaser in the form attached as
Exhibit 2 shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

          3.4 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Plan and without any action on the part of the parties hereto, the shares of Company Common Stock issued and outstanding immediately prior to such time (including without limitation all shares held in court-approved settlement funds), which will be cancelled pursuant to the Plan, will be converted on a pro rata basis into the right to receive warrants (the "Surviving Corporation Warrants") to purchase an aggregate of 2,765,000 shares of Surviving Corporation Common Stock (subject to adjustments for rounding as provided for herein) at an exercise price of $12.00 per share. Without limiting the generality or effect of
Section 1.1, the Plan will provide that the Surviving Corporation Warrants will be issued pursuant to a warrant agreement substantially in the form of Exhibit 3 hereto.

          3.5 FRACTIONAL SURVIVING CORPORATION WARRANTS. No fractional Surviving Corporation Warrants shall be issued in under the Plan. All fractional Surviving Corporation Warrants that a holder of the Company Common Stock would otherwise be entitled to receive shall be aggregated and rounded to the nearest whole number of Surviving Corporation Warrants.

          3.6 EXCHANGE OF CERTIFICATES. From and after the Effective Date, each holder of an outstanding certificate which immediately prior to the Effective Date represented outstanding shares of Company Common Stock shall be entitled to receive in exchange therefor, upon surrender thereof to the Disbursing Agent, a certificate or certificates representing the number of whole Surviving Corporation Warrants into which such holder's shares were converted. After the filing of the Merger Certificate, there shall be no further registration of transfers of Company Common Stock and holders of certificates representing Company Common Stock shall not enjoy the rights and privileges of holders of the Company Common Stock other than to exchange the certificates for Surviving Corporation Warrants. As soon as reasonably practicable after the Effective Time, the Purchaser will instruct the Disbursing Agent to mail to each holder of record of certificates representing shares of Company Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such certificates shall pass, only upon proper delivery of such certificates to the Disbursing Agent and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions to effect the surrender of such certificates in exchange for the Surviving Corporation Warrants.

          3.7 CANCELLATION. Each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock owned by any direct or indirect wholly-owned Subsidiary of the Company immediately prior to the Effective Time (other than shares held in court-approved settlement funds) shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and be returned without payment of any consideration therefor and cease to exist.

          3.8 PURCHASER COMMON STOCK. Each share of Purchaser Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be unaffected by the Merger and shall continue to be one validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock. Certificates which immediately prior to the Effective Time represented issued shares of Purchaser Common Stock will, without the need for further action by any Person, immediately after the Effective Time represent a like number of shares of Surviving Corporation Common Stock.

          3.9 CORPORATE NAME. The Merger Certificate will provide that the corporate name of the Surviving Corporation will be changed to "Morrison Knudsen Corporation."

                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to the Purchaser as follows:

          4.1 ORGANIZATION, GOOD STANDING AND AUTHORITY. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of the Company and its Subsidiaries has full corporate power to carry on its business, as it is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. Each of the Company and its Subsidiaries is qualified to do business, is in good standing and has all required business licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or license could have a Material Adverse Effect on the Company.

          4.2 BINDING AGREEMENT. The Company has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action, subject to approval of the Company's stockholders (or the deemed approval thereof pursuant to Section 303 of the Delaware Law). This Agreement is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and the effect of applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors' rights generally, including, without limitation, the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

          4.3 CAPITALIZATION. The authorized capitalization of the Company consists solely of (a) 100,000,000 shares of the Company Common Stock, of which 37,077,345 shares were issued and outstanding as of March 31, 1996 (including the shares held in court-approved settlement funds); and (b) 10,000,000 shares of the Company Preferred Stock, of which no shares were issued as of the date hereof. On the Effective Date, after giving effect to the effectiveness of the Plan, there will not be outstanding: (i) any options, warrants or other rights to purchase from the Company any capital stock of the Company, (ii) any securities convertible into or exchangeable for shares of such stock; or (iii) any other commitments of any kind for the issuance of additional shares of capital stock or options, warrants or other securities of the Company.

          4.4   SUBSIDIARIES.  There is set forth in the Company Disclosure
Schedule: (i) the name and percentage ownership by the Company of each of its Subsidiaries and each other entity in which the Company has an ownership interest; (ii) the jurisdiction of incorporation, capitalization and ownership of each Subsidiary; and (iii) the names of the officers, directors, partners or Persons holding a similar management position of each Subsidiary and each such entity.

          4.5   NO VIOLATION

          (a) Except as disclosed in the Company SEC Reports or as set forth in the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is (i) in violation of its respective Charter Documents, or (ii) to the actual knowledge of the executive officers of the Company, in default in the performance of any obligation, agreement or condition contained in any Applicable Agreement, which violation or default could, singly or in the aggregate, have a Material Adverse Effect on the Company.

          (b) Subject to the entry and provisions of the Confirmation Order and assuming that the consents, approvals, authorizations, declarations, filings and registrations referred to in Section 4.9 have been made or obtained and shall remain in full force and effect and the conditions set forth in Articles 7 and 8 shall have been satisfied or waived, neither the execution or delivery by the Company of this Agreement nor the performance by the Company of its obligations under this Agreement will (i) constitute a breach or violation under the Charter Documents of the Company or any of its Subsidiaries; or (ii) conflict with, violate, constitute a breach or violation of or a default (with the passage of time or otherwise) under, require the consent of any Person under, give to others any rights of termination, amendment, acceleration or cancellation of or result in the imposition of a Lien on any of the properties or assets of the Company or any of its Subsidiaries or an acceleration of material indebtedness pursuant to, any Applicable Agreement (other than any agreement with a Governmental Authority, any job-related agreement with any Person that is not a Governmental Authority or any joint venture or similar agreement), except where such breach, violation or default, or the failure to obtain such consent, or such termination, amendment or cancellation, or such imposition of a Lien, or such acceleration of indebtedness would not, singly or in the aggregate, have a Material Adverse Effect on the Company or except where the same would result solely from the filing of the Chapter 11 Petitions.

          4.6 EXCHANGE ACT REPORTS AND FINANCIAL STATEMENTS. The Company has furnished or will upon request furnish the Purchaser with copies of its Annual Report on Form 10-K for the fiscal years ended December 31, 1993, 1994 and 1995 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, in each case with exhibits, and all other reports filed or required to be filed with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder since January 1, 1995 (all such reports being herein collectively called the "Company SEC Reports"), each as filed with the SEC. Each of the Company SEC Reports, when it was filed with the SEC, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and did not on the date of filing or amendment, if any, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements contained in the Company SEC Reports: (i) were prepared in accordance with GAAP (except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to the omission of certain notes not ordinarily accompanying such unaudited interim financial statements and to normal year-end adjustments and any other adjustments described therein) and with Regulation S-X promulgated under the Exchange Act; and (ii) present fairly the Company's consolidated financial condition and the consolidated results of its operations, cash flows and shareholders equity as at the relevant dates thereof and for the periods covered thereby.

          4.7 INFORMATION IN DISCLOSURE STATEMENT. None of the information contained in the Disclosure Statement and the Solicitation Materials will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that the Company makes no representation or warranty as to any information supplied by the Purchaser for inclusion therein). The Disclosure Statement and the Solicitation Materials will, when filed with the Bankruptcy Court in connection with the Disclosure Statement Hearing and when mailed to holders of Claims in and Equity Interests of the Company, provide adequate information as required by the Bankruptcy Code to allow such holders to vote on the Plan. The Disclosure Statement and the Solicitation Materials will comply in all material respects with the provisions of the applicable provisions of the Bankruptcy Code and the Bankruptcy Rules.

          4.8 INFORMATION PROVIDED FOR PURCHASER PROXY STATEMENT. None of the information supplied or to be supplied by the Company for inclusion in the proxy statement relating to the meeting of the Purchaser's stockholders to be held in connection with the Merger (the "Purchaser Proxy Statement") will, at the date provided to the Purchaser, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          4.9 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any United States federal or state governmental or regulatory authority is required to be made or obtained by the Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except
(i) for consents, approvals or authorizations of, or declarations or filings with, the Bankruptcy Court, (ii) for the filing of a notification and report form under the HSR Act and the expiration or earlier termination of the applicable waiting period thereunder, (iii) for any filings with the SEC or any other Governmental Authority pursuant to the applicable requirements of any federal or state securities or "Blue Sky" laws, (iv) for the filing of the Merger Certificate with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware Law and of appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is authorized to do business, (v) for consents, approvals, authorizations, declarations or filings required under any Environmental Law, (vi) for consents, approvals, authorizations, declarations or filings required under any agreement with a Governmental Authority, and (vii) for consents, approvals or authorizations, or declarations, filings or registrations, which, if not obtained, would not, singly or in the aggregate, have a Material Adverse Effect on the Company.

          4.10 NO BROKERS. Except for the letter agreement, dated December 15, 1995, between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, neither the Company nor any affiliate thereof has entered into or will enter into any agreement, arrangement or understanding with any Person or firm which will result in any obligation of the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          4.11 INSURANCE. The Company Disclosure Schedule sets forth a list of all insurance policies (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which any of the Company or its Subsidiaries is a party, a named insured, or otherwise the beneficiary of coverage: the insurer, the policy number, the amount of coverage, type of insurance, the amount of each premium payment, the expiration date and any retroactive premium adjustments or other loss sharing arrangements. To the actual knowledge of the executive officers of the Company, with respect to each such insurance policy that is material to the Company: (a) the policy is legal, valid, binding, enforceable, and in full force and effect;
(b) the policy (or a renewal or replacement policy) will continue to be legal, valid, binding, enforceable, and in full force and effect on substantially identical terms following the Effective Date; (c) neither any of the Company or its Subsidiaries nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration under the policy; and (d) no party to the policy has repudiated any provision thereof. The premiums for all property and liability and workers' compensation policies have been fully paid. The Company Disclosure Schedule also describes any self insurance arrangements (other than deductibles under insurance policies) affecting any of the Company and its Subsidiaries.

          4.12  LABOR MATTERS.   Except as disclosed in the Company SEC Reports
or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the Company: (a) there is no labor strike, dispute, slowdown, work stoppage or lockout pending or, to the actual knowledge of the executive officers of the Company, threatened against or affecting the Company or any Subsidiary and, since January 1, 1993, there has not been any such action; (b) there are no unions claiming to represent the employees of the Company or any Subsidiary; (c) neither the Company nor any Subsidiary is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any Subsidiary; (d) none of the employees of the Company or any Subsidiary are represented by any labor organization and none of the executive officers of the Company has any knowledge of any current union organizing activities among the employees of the Company or any Subsidiary, nor to the actual knowledge of such executive officers does any question concerning representation exist concerning such employees; (e) the Company and its Subsidiaries are, and have at all times been, in material compliance with all Applicable Employment Laws and are not engaged in any ULP;
(f) there is no ULP charge or complaint against the Company or any Subsidiary pending or, to the actual knowledge of the executive officers of the Company, threatened before the NLRB; and (g) there is no grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Company or any Subsidiary.

          4.13  EMPLOYEE BENEFIT PLANS

          (a) IDENTIFICATION OF PLANS. The Company Disclosure Schedule lists and identifies each Pension Benefit Plan, Welfare Benefit Plan and Multiemployer Plan which is (or, with respect to Multiemployer Plans or Pension Benefit Plan only, was within 12 months prior to the Effective Date) maintained or contributed to by the Company or any ERISA Affiliate or under which the Company or any of its ERISA Affiliate was or is obligated to contribute, or has any liability with respect to, including terminated Multiemployer Plans which have been terminated within the past 12 months and any stock purchase, option or bonus plan, deferred compensation, severance pay, incentive, vacation or sick pay or leave, maintained or contributed by the Company or any of its ERISA Affiliates (each individually a "Benefit Plan" and collectively the

"Benefit Plans"). With respect to any Benefit Plan to which contributions are made pursuant to a collective bargaining agreement, the identification of such Benefit Plan may be made by referring to the collective bargaining agreement disclosed in the Company Disclosure Schedule.

          (b)   REPRESENTATIONS APPLICABLE TO PENSION BENEFIT PLANS

          Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the
Company:

                (i) Each Pension Benefit Plan which is intended to be "qualified" under Section 401(a) of the Code, is and has been at all times so qualified and each trust maintained thereunder is and has been at all times exempt from taxation under Section 501(a) of the Code was so exempt throughout its existence.

                (ii) The funding method used in connection with each Pension Benefit Plan which is subject to the minimum funding requirements of ERISA is acceptable and the actuarial assumptions used in connection with funding each such plan are reasonable; as of the last day of the last plan year of each Pension Benefit Plan and, to the best knowledge of the Company's actuary, as of the Effective Date, the "amount of unfunded benefit liabilities" as defined in
Section 4001(a)(18) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Benefit Plan, accrued but unpaid contributions) did not and will not exceed zero; no "accumulated funding deficiency" (for which an excise tax is due or would be due in the absence of a waiver) as defined in Section 412 of the Code or as defined in Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to any Pension Benefit Plan with respect to any plan year, whether or not waived; neither the Company nor any ERISA Affiliate has failed to pay when due any "required installment," within the meaning of Section 412(m) of the Code and Section 302(e) of ERISA, whichever may apply, with respect to any Pension Benefit Plan; neither the Company nor any ERISA Affiliate is subject to any lien imposed under
Section 412(n) of the Code or Section 302(f) of ERISA, whichever may apply, with respect to any Pension Benefit Plan; and neither the Company nor any ERISA Affiliate has any liability for unpaid contributions with respect to any Pension Benefit Plan.

                (iii) The Company and each ERISA Affiliate has paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to each Pension Benefit Plan for each plan year thereof for which such premiums are required; neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA; there has been no "reportable event" (as defined in Section 4043(b) or (c) of ERISA and the PBGC regulations under such Section, other than a reportable event for which notice to the PBGC is waived or penalties have been waived under PBGC Technical Update 95-3) with respect to any Pension Benefit Plan; and neither the Company nor any ERISA Affiliate has, at any time,
(A) ceased opera tions at a facility so as to become subject to the provisions of Section 4068(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, or (C) ceased making contributions on or before the Effective Date to any Pension Benefit Plan subject to Section 4064(a) of ERISA to which the Company any ERISA Affiliate made contributions during the five years prior to the Effective Date.

          (c)   REPRESENTATIONS WITH RESPECT TO MULTIEMPLOYER PLANS

          Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the
Company:

                (i) After taking into account the exceptions set forth in ERISA Sections 4203(b) and 4208(d), neither the Company nor any ERISA Affiliate has, at any time, withdrawn from a Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205 of ERISA, respectively, so as to result in a liability, contingent or otherwise (including, but not limited to, the obligations pursuant to an agreement entered into in accordance with Section 4204 of ERISA), to the Company or any ERISA Affiliate which has not been fully satisfied or otherwise fully discharged.

                (ii) If, as of the Effective Date, the Company and all ERISA Affiliates were to withdraw from all Multiemployer Plans to which it (or any of them) has contributed or been obligated to contribute, it (and they) would incur no liabilities to such plans under Title IV of ERISA.

                (iii) To the actual knowledge of the executive officers of the Company, with respect to each Multiemployer Plan: (A) no such Multiemployer Plan has been terminated or has been in reorganization under ERISA so as to result, directly or indirectly, in any liability, contingent or otherwise, of the Company or any ERISA Affiliate under Title IV of ERISA; (B) no proceeding has been initiated by any Person (including the PBGC) to terminate any Multiemployer Plan; (C) the Company has no reason to believe that any Multiemployer Plan will be terminated or will be reorganized under ERISA; and (D) the Company does not intend to withdraw from any Multiemployer Plan.

                (iv) Neither the Company nor any ERISA Affiliate has incurred any liability with respect to any Multiemployer Plan which is a "welfare benefit plan" as defined in Section 3(1) of ERISA, under the terms of such Multiemplo-yer Plan, any collective bargaining agreement or otherwise resulting from any cessation of contributions, cessation of obligations to make contributions or other form of withdrawal from such Multiemployer Plan and if, as of the Effective Date, the Company and all ERISA Affiliates were to have a cessation of contributions, cessation of obligations to make contribution or other form of withdrawal from all such Multiemployer Plans it (and they) would incur no liabilities with respect to any such Multiemployer Plans under the terms of such Multiemployer Plans, any collective bargaining agreement or otherwise.

          (d)  REPRESENTATIONS WITH RESPECT TO WELFARE BENEFIT PLANS

          Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the
Company:

               (i) None of the Company or any Welfare Benefit Plan has any present or future obligation to make any payment to or with respect to any present or former employee of the Company or any ERISA Affiliate for post-retirement medical benefits or other post-retirement welfare benefits, and the Company has accounted for such obligations in accordance with GAAP.

               (ii) Each Welfare Benefit Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with the provisions of Part 6 of Title I of ERISA and Sections 162(k) and 4980B of the Code at all times.

          (e) GENERAL REPRESENTATIONS WITH RESPECT TO BENEFIT PLANS

          Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the
Company:

               (i) Each Benefit Plan which is not a Multiemployer Plan complies and has been administered in form and operation with all requirements of ERISA, the Code and Applicable Law. The Company and the ERISA Affiliates have performed all of their obligations under all Benefit Plans.

               (ii) There have been no acts or omissions which have given rise to, or which could give rise to, any Tax under Sections 409, 502(c), or 502(i) of ERISA, or Sections 4975 or 4976 of the Code, for which the Company and any ERISA Affiliate may be liable.

               (iii) All contributions required with respect to any Benefit Plan for all periods ending prior to the Effective Date (including periods from the first day of the current plan year to the Effective Date) will be timely made prior to the Effective Date by the Company and all ERISA Affiliates.

               (iv) All required reports and descriptions of each Benefit Plan which is not a Multiemployer Plan have been timely filed and distributed.

               (v) None of the Company or any ERISA Affiliate has any plan or commitment to establish any additional Benefit Plans or to amend any existing Benefit Plan.

               (vi) There are no actions, suits, or claims (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) pending or threatened involving any Benefit Plans which are not Multiemployer Plans or the assets of any such Benefit Plans, and no facts exist which could give rise to any such action, suit, or claim.

               (vii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will entitle any employee of the Company or its ERISA Affiliates to severance pay, unemployment compensation or any similar payment unless such employee is terminated from employment with the Company or its ERISA Affiliates in connection with the consummation of this transaction (except obligations arising under the Worker Adjustment and Retraining Notification Act, if the Purchaser effects a "plant shutdown" or "mass layoff" after the Effective Date) or under any other applicable law or regulation.

               (viii) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any ERISA Affiliates that, individually or collectively, provides for the payment by the Company or any ERISA Affiliate of any amount (i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

               (ix) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any Person to benefits under any Benefit Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Benefit Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

               (x) Neither the Company nor any ERISA Affiliate maintains, contributes to, or has any obligation to contribute to any Benefit Plan with respect to any employee or former employee who is located outside of the United States which Benefit Plan is subject to foreign law.

          (f) DISCLOSURE OF DOCUMENTS AND INFORMATION. With respect to each Benefit Plan which is not a Multiemployer Plan, the Company has disclosed in the Company SEC Reports or in the Company Disclosure Schedule or made available to Purchaser (i) a true and complete copy of such Benefit Plan, (ii) a copy of each trust or other funding arrangement applicable to such Benefit Plan, (iii) the most recent summary plan description and any applicable summary of material modifications of such Benefit Plan, (iv) any annual reports or returns with respect to such Benefit Plan (on Form 5500 Series or Form 990 Series, as applicable), (v) all determination letters, rulings, exemptions, waivers and opinions issued by the IRS, PBGC or the Department of Labor with respect to such Benefit Plan and (vi) the most recently prepared actuarial report, auditor's report and financial statement, if applicable.

          4.14 TAXES

          Except as disclosed in the Company SEC Reports, in the Company Disclosure Schedule or as would not have a Material Adverse Effect on the
Company:

          (a) All Tax Returns and reports required to be filed by the Company or any of its Subsidiaries have been timely filed or will be timely filed, all such Tax Returns are true, correct and complete, and all Taxes, due or claimed to be due from the Company or any of its Subsidiaries have been paid, other than those currently payable without penalty or interest and for which an adequate reserve or accrual has been established. To the best knowledge of the Company, there is no actual or proposed additional Tax assessments or any claim of deficiency for any fiscal period ending on or prior to the Effective Date against the Company or any of its Subsidiaries.

          (b) To the best knowledge of the Company, no claim has ever been made by an authority in a jurisdiction, whether in the United States or otherwise, where any of the Company and its Subsidiaries do not file Tax Returns that any of them is or may be subject to taxation by such jurisdiction. The Company Disclosure Schedule indicates all federal Tax Returns that have been audited for all years for which the statute of limitations has not expired, and indicates those federal Tax Returns that are currently the subject of an audit.

          (c) Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person other than the Company or its Subsidiaries under Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. None of the Company and its Subsidiaries is a party to any Tax allocation or sharing agreement.

          (d) None of the Company or its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that would obligate it to make any payments that will not be deductible under Section 280G of the Code.

          (e) There are no security interests on any of the assets of any of the Company and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

          (f) The Company and each Subsidiary have withheld from their employees (and timely paid to the appropriate governmental authority) all amounts required by the Tax withholding provisions of applicable federal, state, local and foreign laws (including, without limitation, income, social security, and employment Tax withholding for all types of compensation, and withholding or payments to non-United States Persons) for all periods through the date hereof.

          (g) None of the Company and its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (h) None of the Company and its Subsidiaries has filed a consent under Code Section 341(f) (or any similar provision of federal, state, local or foreign law) concerning collapsible corporations.

          (i) The unpaid Taxes of the Company and its Subsidiaries (A) did not, as of the most recent fiscal month-end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Company's most recent balance sheet (rather than in any notes thereto), and (B) do not exceed that reserve as adjusted for the passage of time through the Effective Date in accordance with the past custom and practice of the Company and its Subsidiaries in filing their Tax Returns.

          (j) No "ownership change" within the meaning of Section 382 of the Code has occurred with respect to the Company or any Subsidiary during the past 10 years.

          (k) Neither the Company nor any Subsidiary (A) has an unrecaptured overall foreign loss within the meaning of Section 904(f) of the Code, or

(B) has participated in or cooperated with an international boycott within the meaning of Section 999 of the Code.

          (l) No Tax is required to be withheld pursuant to any provision of federal, state, local or foreign law, including without limitation Section 1445 of the Code, as a result of any of the transactions contemplated by this Agreement.

          (m) Neither the Company nor any Subsidiary is a lessor (or treated as a lessor for federal income Tax purposes) of any property pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect before the enactment of the Tax Reform Act of 1986, or of any property that is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

          4.15 TITLE TO PROPERTIES. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the Company:

          (a) Each of the Company and each Subsidiary (i) has legal and valid title to all the real properties and other assets (tangible, intangible or mixed) it reflects in the financial statements included in the Company SEC Reports as owned, free and clear of all Liens (other than Permitted Liens) and free and clear of restrictions on the manner in which such property is presently being used, and (ii) enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee.

          (b) All of the leases to which the Company or any Subsidiary is a party are legal, valid and binding and in full force and effect, and no payment default by the Company, any Subsidiary or, to the actual knowledge of the executive officers of the Company, any other party thereto has occurred or is continuing thereunder.

          (c) No property or asset, the value of which is reflected in the balance sheets included in the financial statements included in the Company SEC Reports, is held under any lease or under any conditional sale or other title retention agreement.

          (d) All tangible assets and facilities of each of the Company and its Subsidiaries are in good condition and repair and are adequate for the uses to which they are being put.

          4.16 INTELLECTUAL PROPERTY PERMITS. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule or as would not have a Material Adverse Effect on the Company:

          (a) The Company and its Subsidiaries own, or are licensed to use, all Intellectual Property required and sufficient to operate their businesses as currently conducted.

          (b) Each of the Company and its Subsidiaries has been granted all Permits under any Applicable Laws necessary for the ownership of their respective properties and assets and the conduct of their respective businesses.

          (c) To the actual knowledge of the executive officers of the Company, all Permits are in full force and effect and (a) no suspension or cancellation is threatened with respect thereto, and (B) there is no reason to believe that upon expiration of any Permit, such Permit will not be renewed.

          4.17 ENVIRONMENTAL MATTERS. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule:

          (a) Each of the Company and its Subsidiaries is in compliance with the provisions of all Environmental Laws, which compliance includes, but is not limited to, the possession by the Company or its Subsidiaries, as appropriate, of all licenses, permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof where the failure to comply could, singly or in the aggregate, have a Material Adverse Effect on the Company.

          (b) None of the Company or any of its Subsidiaries has received any communication (written or oral), whether from a Governmental Authority, employee or otherwise, that alleges that the Company or any of its Subsidiaries is not in such compliance where the failure to comply could, singly or in the aggregate, have a Material Adverse Effect on the Company, and there are no currently existing circumstances actually known to the executive officers of the Company that, if not corrected, could prevent such compliance in the future.

          (c) There are no Environmental Claims pending or, to the actual knowledge of the executive officers of the Company, threatened against the Company or any of its Subsidiaries or against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company; and to the actual knowledge of the executive officers of the Company, there is no basis for any such claim.

          4.18 LITIGATION. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule:

          (a) There are no Proceedings against or affecting the Company or any of its Subsidiaries or any of their properties or assets, that are reasonably likely, singly or in the aggregate, have a Material Adverse Effect on the Company.

          (b) Neither the Company nor any of its Subsidiaries is subject to any judgment, injunction, decree, writ, interpretation or order of any Governmental Authority that could, singly or in the aggregate, have a Material Adverse Effect on the Company.

          4.19 CONTRACTS AND COMMITMENTS. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule:

          (a) Neither the Company nor any of its Subsidiaries has any (i) agreement for the employment of any individual or agreements that contain any severance pay liabilities or obligations; (ii) engineering, mining or construction contract or commitment not terminable without penalty or cost on notice of thirty (30) days or less and which contains an obligation to pay and/or accrue or provide services for fees of more than $5,000,000 in any year in the case of engineering and mining services contracts and $10,000,000 in any year in the case of construction, construction management and mining operations contracts; (iii) agreement of guarantee or indemnification (other than rights of indemnification to which officers, directors, employees and agents may be entitled by reason of Applicable Laws); or (iv) agreement or commitment limiting the freedom of the Company or any Subsidiary to engage in any line of business or compete with any Person.

          (b) To the actual knowledge of the executive officers of the Company, neither the Company nor any of its Subsidiaries has breached, nor has received notice in writing or otherwise of any claim that it has breached, any of the terms of conditions of any agreement, contract or commitment referred to in
Section 4.19(a), which breach or breaches, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company, and, to the actual knowledge of the executive officers of the Company, there are no facts or conditions (other than the transactions contemplated by the Plan and this Agreement) which have occurred or are anticipated to occur which, through the passage of time or the giving of notice, or both, would constitute a breach under any such agreement, contract, or commitment which breach is reasonably likely to have a Material Adverse Effect on the Company.

          4.20 COMPLIANCE WITH LAWS. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule, to the actual knowledge of the executive officers of the Company, the Company and its Subsidiaries have complied with all applicable laws, regulations (including, without limitation, applicable occupational health and safety laws and regulations, applicable immigration laws and regula-tions and applicable laws governing the sale of franchises) and zoning ordinances of foreign, federal, state and local governments and all agencies thereof which affect the business, business practices or any owned or leased properties of the Company and its Subsidiaries and to which the Company and its Subsidiaries may be subject, except where the failure to comply would not, singly or in the aggregate, have a Material Adverse Effect on the Company.

          4.21 ABSENCE OF CERTAIN DEVELOPMENTS. Except as disclosed in the Company SEC Reports or the Company Disclosure Schedule: (a) since December 31, 1995, no event has occurred with respect to the Company or any of its Subsidiaries which is reasonably likely to have a Material Adverse Effect on the Company; and (b) since December 31, 1995, neither the Company nor any of its Subsidiaries has taken any action which would be prohibited under Section 6.2.


                                   ARTICLE 5
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser hereby represents and warrants to the Company as follows:

          5.1 ORGANIZATION, GOOD STANDING AND AUTHORITY. Each of the Purchaser and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of the Purchaser and its Subsidiaries has full corporate power to carry on its business, as it is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. Each of the Purchaser and its Subsidiaries is qualified to do business, is in good standing and has all required business licenses in each jurisdiction in which its failure to obtain or maintain such qualification, good standing or license could have a Material Adverse Effect on the Purchaser.

          5.2 BINDING AGREEMENT. The Purchaser has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and the effect of applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors' rights generally, including, without limitation, the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

          5.3 CAPITALIZATION. The authorized capitalization of the Purchaser consists solely of (a) 39,000,000 shares of the Purchaser Common Stock, of which 29,481,184 shares were issued and outstanding as of May 21, 1996; and (b) 1,000,000 shares of Purchaser Preferred Stock, of which no shares were issued or outstanding as of the date hereof. At the Effective Time, the authorized capitalization of the Surviving Corporation will consist solely of (a) 100,000,000 shares of the Surviving Corporation Common Stock; and (b) 10,000,000 shares of Surviving Corporation Preferred Stock, including 18,000 shares of Surviving Corporation Series A Preferred Stock.

          5.4 SUBSIDIARIES. There is set forth in the Purchaser Disclosure Schedule (i) the name and percentage ownership by the Purchaser of each of its Subsidiaries and each other entity in which the Purchaser has an ownership interest; (ii) the jurisdiction of incorporation, capitalization and ownership of each Subsidiary; and (iii) the names of the officers, directors, partners or Persons holding a similar management position of each Subsidiary and each such entity.

          5.5  NO VIOLATION

          (a) None of the Purchaser or any of its Subsidiaries is (i) in violation of its respective Charter Documents, or (ii) to the actual knowledge of the executive officers of Purchaser, in default in the performance of any obligation, agreement or condition contained in any Applicable Agreement, which violation or default could, singly or in the aggregate, have a Material Adverse Effect on the Purchaser.

          (b) Subject to the entry and provisions of the Confirmation Order and assuming that the consents, approvals, authorizations, declarations, filings and registrations referred to in Section 5.8 have been made or obtained and shall remain in full force and effect and the conditions set forth in Articles 7 and 8 shall have been satisfied or waived, neither the execution or delivery by the Purchaser of this Agreement nor the performance by the Purchaser of its obligations under this Agreement will (i) constitute a breach or violation under the Charter Documents of the Purchaser or any of its Subsidiaries; or (ii) conflict with, violate, constitute a breach or violation of or a default (with the passage of time or otherwise) under, require the consent of any Person under, give to others any rights of termination, amendment, acceleration or cancellation of or result in the imposition of a Lien on any of the properties or assets of the Purchaser or any of its Subsidiaries or an acceleration of material indebtedness pursuant to, any Applicable Agreement, except where such breach, violation or default, or the failure to obtain such consent, or such termination, amendment or cancellation, or such imposition of a Lien, or such acceleration of indebtedness would not, singly or in the aggregate, have a Material Adverse Effect on the Purchaser.

          5.6 EXCHANGE ACT REPORTS AND FINANCIAL STATEMENTS. The Purchaser has furnished or will upon request furnish the Purchaser with copies of its Annual Report on Form 10-K for the fiscal years ended November 30, 1993, 1994 and 1995 and its Quarterly Report on Form 10-Q for the quarter ended February 29, 1996, in each case with exhibits, and all other reports filed or required to be filed with the Exchange Act and the rules and regulations of the SEC thereunder since December 1, 1994 (all such reports being herein collectively called the "Purchaser SEC Reports"), each as filed with the SEC. Each of the Purchaser SEC Reports, when it was filed with the SEC, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder, and did not on the date of filing or amendment, if any, contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements contained in the Purchaser SEC
Reports: (i) were prepared in accordance with GAAP (except as otherwise noted therein and subject, in the case of unaudited interim financial statements, to the omission of certain notes not ordinarily accompanying such unaudited interim financial statements and to normal year-end adjustments and any other adjustments described therein) and with Regulation S-X promulgated under the Exchange Act; and (ii) present fairly the Purchaser's consolidated financial condition and the consolidated results of its operations, cash flows and shareholders equity as at the relevant dates thereof and for the periods covered thereby. .

          5.7 INFORMATION IN DISCLOSURE STATEMENT AND PURCHASER PROXY STATEMENT. None of the information supplied or to be supplied in writing by the Purchaser specifically for inclusion the Disclosure Statement, will, at the time it is filed with the Bankruptcy Court, at the time of the Disclosure Statement Hearing or at the time its is mailed to holders of Claims and Interests of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except for the information provided by the Company for inclusion in the Purchaser Proxy Statement (as to which the Purchaser expresses no view), the Purchaser Proxy Statement relating to the special meeting of stockholders of the Purchaser to be held in connection with the Merger will not, at the date mailed to the Purchaser's stockholders, at the time of the meeting of stockholders to be held in connection with the Merger and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Purchaser Proxy Statement will, when filed with the SEC by the Purchaser, comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, except that no representation is made by the Purchaser with respect to statements made therein about the Company and based on information supplied by the Company for inclusion in the Purchaser Proxy Statement.

          5.8 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any United States federal or state governmental or regulatory authority is required to be made or obtained by the Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except
(i) for consents, approvals or authorizations of, or declarations or filings with, the Bankruptcy Court, (ii) for the filing of a notification and report form under the HSR Act and the expiration or earlier termination of the applicable waiting period thereunder, (iii) for any filings with the SEC or any other Governmental Authority pursuant to the applicable requirements of any federal or state securities or Blue Sky laws, (iv) for the filing of the Merger Certificate with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware Law and of appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is authorized to do business, (v) for consents, approvals, authorizations, declarations or filings required under any Environmental Law,
(vi) for consents, approvals, authorizations, declarations or filings required under any agreement with a Governmental Authority, and (vii) for consents, approvals or authorizations, or declarations, filings or registrations, which, if not made or obtained would not, singly or in the aggregate, have a Material Adverse Effect on the Purchaser.

          5.9 COMPLIANCE WITH LAWS. Except as set forth in the Purchaser SEC Reports or in the Purchaser Disclosure Schedule, to the actual knowledge of the executive officers of the Purchaser, the Purchaser and its Subsidiaries have complied with all applicable laws, regulations (including, without limitation, applicable occupational health and safety laws and regulations and applicable immigration laws and regulations) and zoning ordinances of foreign, federal, state and local governments and all agencies thereof which affect the business, business practices or any owned or leased properties of the Purchaser and its Subsidiaries and to which the Purchaser and its Subsidiaries may be subject, except where the failure to comply would not singly or in the aggregate have a Material Adverse Effect on the Purchaser.

          5.10 EMPLOYEE BENEFIT PLANS

          (a) IDENTIFICATION OF PLANS. The Purchaser Disclosure Schedule lists and identifies each Pension Benefit Plan, Welfare Benefit Plan and Multiemployer Plan which is (or, with respect to Multiemployer Plans or Pension Benefit Plan only, was within 12 months prior to the Effective Date) maintained or contributed to by the

Purchaser or any ERISA Affiliate or under which the Purchaser or any of its ERISA Affiliate was or is obligated to contribute, or has any liability with respect to, including terminated Multiemployer Plans which have been terminated within the past 12 months and any stock purchase, option or bonus plan, deferred compensation, severance pay, incentive, vacation or sick pay or leave, maintained or contributed by the Purchaser or any of its ERISA Affiliates (each individually a "Benefit Plan" and collectively the "Benefit Plans"). With respect to any Benefit Plan to which contributions are made pursuant to a collective bargaining agreement, the identification of such Benefit Plan may be made by referring to the collective bargaining agreement disclosed in the Purchaser Disclosure Schedule.

          (b)  REPRESENTATIONS APPLICABLE TO PENSION BENEFIT PLANS

          Except as disclosed in the Purchaser SEC Reports or the Purchaser Disclosure Schedule or as would not have a Material Adverse Effect on the
Purchaser:

               (i) Each Pension Benefit Plan which is intended to be "qualified" under Section 401(a) of the Code, is and has been at all times so qualified and each trust maintained thereunder is and has been at all times exempt from taxation under Section 501(a) of the Code was so exempt throughout its existence.

               (ii) The funding method used in connection with each Pension Benefit Plan which is subject to the minimum funding requirements of ERISA is acceptable and the actuarial assumptions used in connection with funding each such plan are reasonable; as of the last day of the last plan year of each Pension Benefit Plan and, to the best knowledge of the Purchaser's actuary, as of the Effective Date, the "amount of unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Benefit Plan, accrued but unpaid contributions) did not and will not exceed zero; no "accumulated funding deficiency" (for which an excise tax is due or would be due in the absence of a waiver) as defined in Section 412 of the Code or as defined in Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to any Pension Benefit Plan with respect to any plan year, whether or not waived; neither the Purchaser nor any ERISA Affiliate has failed to pay when due any "required installment," within the meaning of Section 412(m) of the Code and Section 302(e) of ERISA, whichever may apply, with respect to any Pension Benefit Plan; neither the Purchaser nor any ERISA Affiliate is subject to any lien imposed under Section 412(n) of the Code or Section 302(f) of ERISA, whichever may apply, with respect to any Pension Benefit Plan; and neither the Purchaser nor any ERISA Affiliate has any liability for unpaid contributions with respect to any Pension Benefit Plan.

               (iii) The Purchaser and each ERISA Affiliate has paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to each Pension Benefit Plan for each plan year thereof for which such premiums are required; neither the Purchaser nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA; there has been no "reportable event" (as defined in Section 4043(b) or (c) of ERISA and the PBGC regulations under such Section, other than a reportable event for which notice to the PBGC is waived or penalties have been waived under PBGC Technical Update 95-3) with respect to any Pension Benefit Plan; and neither the Purchaser nor any ERISA Affiliate has, at any time, (A) ceased operations at a facility so as to become subject to the provisions of Section 4068(e) of ERISA,
(B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, or (C) ceased making contributions on or before the Effective Date to any Pension Benefit Plan subject to Section 4064(a) of ERISA to which the Purchaser any ERISA Affiliate made contributions during the five years prior to the Effective Date.

          (c)  REPRESENTATIONS WITH RESPECT TO MULTIEMPLOYER PLANS

          Except as disclosed in the Purchaser SEC Reports or the Purchaser Disclosure Schedule or as would not have a Material Adverse Effect on the
Purchaser:

               (i) After taking into account the exceptions set forth in ERISA Sections 4203(b) and 4208(d), neither the Purchaser nor any ERISA Affiliate has, at any time, withdrawn from a Multiemployer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205 of ERISA, respectively, so as to result in a liability, contingent or otherwise (including, but not limited to, the obligations pursuant to an agreement entered into in accordance with Section 4204 of ERISA), to the Purchaser or any ERISA Affiliate which has not been fully satisfied or otherwise fully discharged.

               (ii) If, as of the Effective Date, the Purchaser and all ERISA Affiliates were to withdraw from all Multiemployer Plans to which it (or any of them) has contributed or been obligated to contribute, it (and they) would incur no liabilities to such plans under Title IV of ERISA.

               (iii) To the actual knowledge of the executive officers of the Purchaser, with respect to each Multiemployer Plan: (A) no such Multiemployer Plan has been terminated or has been in reorganization under ERISA so as to result, directly or indirectly, in any liability, contingent or otherwise, of the Purchaser or any ERISA Affiliate under Title IV of ERISA; (B) no proceeding has been initiated by any Person (including the PBGC) to terminate any Multiemployer Plan; (C) the Purchaser has no reason to believe that any Multiemployer Plan will be terminated or will be reorganized under ERISA; and (D) the Purchaser does not intend to withdraw from any Multiemployer Plan.

               (iv) Neither the Purchaser nor any ERISA Affiliate has incurred any liability with respect to any Multiemployer Plan which is a "welfare benefit plan" as defined in Section 3(1) of ERISA, under the terms of such Multiemployer Plan, any collective bargaining agreement or otherwise resulting from any cessation of contributions, cessation of obligations to make contributions or other form of withdrawal from such Multiemployer Plan and if, as of the Effective Date, the Purchaser and all ERISA Affiliates were to have a cessation of contributions, cessation of obligations to make contribution or other form of withdrawal from all such Multiemployer Plans it (and they) would incur no liabilities with respect to any such Multiemployer Plans under the terms of such Multiemployer Plans, any collective bargaining agreement or otherwise.

          (d)  REPRESENTATIONS WITH RESPECT TO WELFARE BENEFIT PLANS

          Except as disclosed in the Purchaser SEC Reports or the Purchaser Disclosure Schedule or as would not have a Material Adverse Effect on the
Purchaser:

               (i) None of the Purchaser or any Welfare Benefit Plan has any present or future obligation to make any payment to or with respect to any present or former employee of the Purchaser or any ERISA Affiliate for post-retirement medical benefits or other post-retirement welfare benefits, and the Purchaser has accounted for such obligations in accordance with GAAP.

               (ii) Each Welfare Benefit Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with the provisions of Part 6 of Title I of ERISA and Sections 162(k) and 4980B of the Code at all times.

          (e)  GENERAL REPRESENTATIONS WITH RESPECT TO BENEFIT PLANS

          Except as disclosed in the Purchaser SEC Reports or the Purchaser Disclosure Schedule or as would not have a Material Adverse Effect on the
Purchaser:

               (i) Each Benefit Plan which is not a Multiemployer Plan complies and has been administered in form and operation with all requirements of ERISA, the Code and Applicable Law. The Purchaser and the ERISA Affiliates have performed all of their obligations under all Benefit Plans.

               (ii) There have been no acts or omissions which have given rise to, or which could give rise to, any Tax under Sections 409, 502(c), or 502(i) of ERISA, or Sections 4975 or 4976 of the Code, for which the Purchaser and any ERISA Affiliate may be liable.

               (iii) All contributions required with respect to any Benefit Plan for all periods ending prior to the Effective Date (including periods from the first day of the current plan year to the Effective Date) will be timely made prior to the Effective Date by the Purchaser and all ERISA Affiliates.

               (iv) All required reports and descriptions of each Benefit Plan which is not a Multiemployer Plan have been timely filed and distributed.

               (v) None of the Purchaser or any ERISA Affiliate has any plan or commitment to establish any additional Benefit Plans or to amend any existing Benefit Plan.

               (vi) There are no actions, suits, or claims (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) pending or threatened involving any Benefit Plans which are not Multiemployer Plans or the assets of any such Benefit Plans, and no facts exist which could give rise to any such action, suit, or claim.

               (vii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will entitle any employee of the Purchaser or its ERISA Affiliates to severance pay, unemployment compensation or any similar payment unless such employee is terminated from employment with the Purchaser or its ERISA Affiliates in connection with the consummation of this transaction (except obligations arising under the Worker Adjustment and Retraining Notification Act, if the Purchaser effects a "plant shutdown" or "mass layoff" after the Effective Date) or under any other applicable law or regulation.

               (viii) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Purchaser or any ERISA Affiliates that, individually or collectively, provides for the payment by the Purchaser or any ERISA Affiliate of any amount (i) that is not deductible under
Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

               (ix) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any Person to benefits under any Benefit Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Benefit Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

               (x) Neither the Purchaser nor any ERISA Affiliate maintains, contributes to, or has any obligation to contribute to any Benefit Plan with respect to any employee or former employee who is located outside of the United States which Benefit Plan is subject to foreign law.

          (f) DISCLOSURE OF DOCUMENTS AND INFORMATION. With respect to each Benefit Plan which is not a Multiemployer Plan, the Purchaser has disclosed in the Purchaser SEC Reports or in the Purchaser Disclosure Schedule or made available to Purchaser (i) a true and complete copy of such Benefit Plan, (ii) a copy of each trust or other funding arrangement applicable to such Benefit Plan,
(iii) the most recent summary plan description and any applicable summary of material modifications of such Benefit Plan, (iv) any annual reports or returns with respect to such Benefit Plan (on Form 5500 Series or Form 990 Series, as applicable), (v) all determination letters, rulings, exemptions, waivers and opinions issued by the IRS, PBGC or the Department of Labor with respect to such Benefit Plan and (vi) the most recently prepared actuarial report, auditor's report and financial statement, if applicable.

          5.11 TAXES

          Except as disclosed in the Purchaser SEC Reports, in the Purchaser Disclosure Schedule or as would not have a Material Adverse Effect on the
Purchaser:

          (a) All Tax Returns and reports required to be filed by the Purchaser or any of its Subsidiaries have been timely filed or will be timely filed, all such Tax Returns are true, correct and complete, and all Taxes, due or claimed to be due from the Purchaser or any of its Subsidiaries have been paid, other than those currently payable without penalty or interest and for which an adequate reserve or accrual has been established. To the best knowledge of the Purchaser, there is no actual or proposed additional Tax assessments or any claim of deficiency for any fiscal period ending on or prior to the Effective Date against the Purchaser or any of its Subsidiaries.

          (b) To the best knowledge of the Purchaser, no claim has ever been made by an authority in a jurisdiction, whether in the United States or otherwise, where any of the Purchaser and its Subsidiaries do not file Tax Returns that any of them is or may be subject to taxation by such jurisdiction. The Purchaser Disclosure Schedule indicates all federal Tax Returns that have been audited for all tax years for which the statute of limitations has not expired, and indicates those federal Tax Returns that are currently the subject of an audit.

          (c) Neither the Purchaser nor any of its Subsidiaries has any liability for the Taxes of any Person other than the Purchaser or its Subsidiaries under Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. None of the Purchaser and its Subsidiaries is a party to any Tax allocation or sharing agreement.

          (d) None of the Purchaser or its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that would obligate it to make any payments that will not be deductible under Section 280G of the Code.

          (e) There are no security interests on any of the assets of any of the Purchaser and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

          (f) The Purchaser and each Subsidiary have withheld from their employees (and timely paid to the appropriate governmental authority) all amounts required by the Tax withholding provisions of applicable federal, state, local and foreign laws (including, without limitation, income, social security, and employment Tax withholding for all types of compensation, and withholding or payments to non-United States Persons) for all periods through the date hereof.

          (g) None of the Purchaser and its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (h) None of the Purchaser and its Subsidiaries has filed a consent under Code Section 341(f) (or any similar provision of federal, state, local or foreign law) concerning collapsible corporations.

          (i) The unpaid Taxes of the Purchaser and its Subsidiaries (A) did not, as of the most recent fiscal month-end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Purchaser's most recent balance sheet (rather than in any notes thereto), and
(B) do not exceed that reserve as adjusted for the passage of time through the Effective Date in accordance with the past custom and practice of the Purchaser and its Subsidiaries in filing their Tax Returns.

          (j) No "ownership change" within the meaning of Section 382 of the Code has occurred with respect to the Purchaser or any Subsidiary during the past 10 years.

          (k) Neither the Purchaser nor any Subsidiary (A) has an unrecaptured overall foreign loss within the meaning of Section 904(f) of the Code, or (B) has participated in or cooperated with an international boycott within the meaning of Section 999 of the Code.

          (l) No Tax is required to be withheld pursuant to any provision of federal, state, local or foreign law, including without limitation Section 1445 of the Code, as a result of any of the transactions contemplated by this Agreement.

          (m) Neither the Purchaser nor any Subsidiary is a lessor (or treated as a lessor for federal income Tax purposes) of any property pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect before the enactment of the Tax Reform Act of 1986, or of any property that is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

          5.12 ENVIRONMENTAL MATTERS. Except as disclosed in the Purchaser SEC Reports or the Purchaser Disclosure Schedule:

          (a) Each of the Purchaser and its Subsidiaries is in compliance with the provisions of all Environmental Laws, which compliance includes, but is not limited to, the possession by the Purchaser or its Subsidiaries, as appropriate, of all licenses, permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof where the failure to comply could, singly or in the aggregate, have a Material Adverse Effect on the Purchaser.

          (b) None of the Purchaser or any of its Subsidiaries has received any communication (written or oral), whether from a Governmental Authority, employee or otherwise, that alleges that the Purchaser or any of its Subsidiaries is not in such compliance where the failure to comply could, singly or in the aggregate, have a Material Adverse Effect on the Purchaser, and there are no currently existing circum stances actually known to the executive officers of the Purchaser that, if not corrected, could prevent such compliance in the future.

          (c) There are no Environmental Claims pending or, to the actual knowledge of the executive officers of the Purchaser, threatened against the Purchaser or any of its Subsidiaries or against any Person whose liability for any Environmental Claim the Purchaser or any of its Subsidiaries has retained or assumed either contractually or by operation of law that, singly or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Purchaser; and to the actual knowledge of the executive officers of the Purchaser, there is no basis for any such claim.

          5.13 ABSENCE OF CERTAIN DEVELOPMENTS. Except as set forth in the Purchaser SEC Reports or the Purchaser Disclosure Statement: (a) since November 30, 1995, no event has occurred with respect to the Purchaser or any of its Subsidiaries which has had, or which is reasonably likely to have, a Material Adverse Effect on the Purchaser; and (b) since the date hereof, neither the Purchaser nor any of its Subsidiaries has taken any action which would be prohibited under Section 6.3.


                                   ARTICLE 6
                   ACTIONS BY THE COMPANY AND THE PURCHASER
                          PENDING THE EFFECTIVE DATE

          The Company and the Purchaser covenant as follows for the period from the date hereof through the Effective Date:

          6.1  MAINTENANCE OF BUSINESS.

          (a) Subject after the Filing Date to any obligations as a debtor and debtor-in-possession under the Bankruptcy Code, the Company shall, and shall cause each of its Subsidiaries to, diligently carry on its business in the ordinary course consistent with past practice, including, without limitation, meeting its obligations as they become due and fulfilling its commitments to suppliers to the extent allowed under the First Day Orders. The Company shall cause its existing insurance policies to be maintained in effect through the Effective Date.

          (b) The Purchaser shall, and shall cause each of its Subsidiaries to, diligently carry on its business in the ordinary course consistent with past practice. The Purchaser shall cause its existing insurance policies to be maintained in effect through the Effective Date.

          6.2 CERTAIN PROHIBITED COMPANY TRANSACTIONS. Without the prior written approval of the Purchaser (which shall not be unreasonably withheld or delayed) or except as otherwise contemplated under this Agreement or under the Plan, prior to the Effective Date the Company shall not, and shall cause each of its Subsidiaries not to:

          (a) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other individual, partnership, firm or corporation, or make any loans or advances to any individual, partnership, firm or corporation, except, in any such case, in the ordinary course of business and consistent with past practice and, with respect to indebtedness for borrowed money, pursuant to existing agreements or pursuant to a DIP Facility as contemplated by the Plan;

          (b) issue any shares of its capital stock or any other securities or any securities convertible into, exchangeable for or exercisable to purchase shares of its capital stock or any other securities, other than shares issued upon exercise of issued and outstanding options, warrants and other rights to purchase capital stock of the Company, or amend or modify the terms of any issued and outstanding options, warrants and other rights to purchase capital stock of the Company;

          (c) make or pay or incur any obligation to make or pay any dividend or other distribution on its capital stock or make or incur any obligation to make any redemption, repurchase or other acquisition of its respect to capital stock or split or reclassify any of its capital stock;

          (d) make any change to its Certificate of Incorporation or bylaws other than the filing of the Merger Certificate;

          (e) mortgage, pledge or otherwise encumber any of its properties or assets or sell, transfer or otherwise dispose of any of its properties or assets with a value in excess of $5,000,000 (unless such assets are worn-out obsolete) or cancel, release, compromise or assign any indebtedness owed to it or any claims held by it, except, in any such case, in the ordinary course of business and consistent with past practice or in connection with the DIP Facility;

          (f) enter into any sale and leaseback agreement or transaction except in the ordinary course of business and consistent with past practice;

          (g) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other individual, partnership, firm or corporation, except, in any such case, in the ordinary course of business and consistent with past practice;

          (h) make any material tax election or make any material change in the Company's accounting principles or practices or tax positions (other than elections or changes necessary to facilitate refunds described under clause (c) of the definition of Excluded Assets);

          (i) enter into any engineering or mining services contracts involving fixed payments of more than $5,000,000 in any year or construction, construction management or mining operations contracts involving fixed payments of more than $10,000,000 in any year or into any other material contract (other than reimbursable subcontracts) that would involve fixed payments or accruals of fixed payments by the Company of more than $1,500,000 in any year;

          (j) enter into any employment agreement providing for a salary in excess of $150,000 per year or increase the compensation of employees who earn more than $150,000 per year other than increases in the ordinary course of business consistent with past practice; or

          (k) enter into any other transactions outside the ordinary course of business or do any other act which would cause any representation or warranty of the Company in this Agreement to be or become untrue.

          6.3 CERTAIN PROHIBITED PURCHASER TRANSACTIONS. Without the prior written approval of the Company (which shall not be unreasonably withheld or delayed) or except as otherwise contemplated under this Agreement or under the Plan or except as disclosed in the Purchaser Disclosure Schedule, prior to the Effective Date the Purchaser shall not, and shall cause each of its Subsidiaries not to:

          (a) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise become responsible for obligations of any other individual, partnership, firm or corporation, or make any loans or advances to any individual, partnership, firm or corporation, except, in any such case, in the ordinary course of business and consistent with past practice and, with respect to indebtedness for borrowed money, pursuant to existing agreements or pursuant to a DIP Facility as contemplated by the Plan;

          (b) issue any shares of its capital stock or any other securities or any securities convertible into, exchangeable for or exercisable to purchase shares of its capital stock or any other securities, other than shares issued upon exercise of issued and outstanding options, warrants and other rights to purchase capital stock of the Purchaser, or amend or modify the terms of any issued and outstanding options, warrants and other rights to purchase capital stock of the Purchaser;

          (c) make or pay or incur any obligation to make or pay any dividend or other distribution on its capital stock or make or incur any obligation to make any redemption, repurchase or other acquisition of its respect to capital stock or split or reclassify any of its capital stock;

          (d) mortgage, pledge or otherwise encumber any of its properties or assets or sell, transfer or otherwise dispose of any of its properties or assets with a value in excess of $5,000,000 (unless such assets are worn-out obsolete) or cancel, release, compromise or assign any indebtedness owed to it or any claims held by it, except, in any such case, in the ordinary course of business and consistent with past practice;

          (e) enter into any sale and leaseback agreement or transaction except in the ordinary course of business and consistent with past practice;

          (f) make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other individual, partnership, firm or corporation, except, in any such case, in the ordinary course of business and consistent with past practice;

          (g) enter into any employment agreement providing for a salary in excess of $150,000 per year or increase the compensation of employees who earn more than $150,000 per year other than increases in the ordinary course of business consistent with past practice; or

          (h) enter into any other transactions outside the ordinary course of business or do any other act which would cause any representation or warranty of the Purchaser in this Agreement to be or become untrue.

          6.4 PURCHASER PROXY STATEMENT. Subject to the terms and conditions of this Agreement, the Purchaser agrees to use its best efforts to prepare and file the Purchaser Proxy Statement with the SEC and to have the Purchaser Proxy Statement cleared by the SEC as promptly as practicable, including by consulting with the other parties hereto as to, and responding promptly to, any SEC comments with respect thereto. The Company agrees to provide all information regarding the Company and its subsidiaries, officers and directors that is necessary to permit the Purchaser to prepare and file the Purchaser Proxy Statement. In addition, if at any time prior to the stockholders' meeting any event or circumstance relating to the Company or any of its Subsidiaries, or any of its officers or directors should be discovered by the Company which is required to be set forth in an amendment or supplement to the Purchaser Proxy Statement, the Company shall promptly inform the Purchaser of such event or circumstance and shall provide all information with respect thereto necessary to permit the Purchaser to prepare such amendment or supplement. The information supplied by the Company for inclusion in the Purchaser Proxy Statement or any amendment or supplement thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          6.5 MEETING OF PURCHASER'S STOCKHOLDERS. The Purchaser shall, in accordance with applicable law and its certificate of incorporation and bylaws, duly call, convene and hold a meeting of its stockholders to occur as promptly as practicable (and in any event prior to December 31, 1996) for the purpose of voting upon this Agreement, the Merger and related matters. The Purchaser will, through its Board of Directors, recommend to its stockholders approval of such matters and will take all lawful action to solicit such approval, including without limitation timely mailing the Purchaser Proxy Statement, which shall include such recommendation.

          6.6 INVESTIGATION. Each of the Company and the Purchaser agrees to permit the other and its employees, agents and representatives reasonable access to (a) its premises and (b) all of its books, computer software application systems, files and records, including, but not limited to, lease, loan, real estate, financial, tax and personnel files and records, and to furnish the other such financial and operating data and other information with respect to its business, assets and properties as the other shall request, for the purpose of conducting a complete and thorough investigation and review of the other's business. Each of the Company and the Purchaser shall authorize its accountants to provide the other with their working papers for its financial statements. Each of the Company and the Purchaser shall make its officers and other employees available to the other and its employees, agents and representatives to respond to questions and requests for information in connection with the other's due diligence investigation. Each of the Company and the Purchaser shall keep the other informed of all material developments involving its operations and activities.

          6.7 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to the Purchaser, and the Purchaser shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate any time from the date hereof to the Effective Date and (ii) any material failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The Company and the Purchaser acknowledge that they are presently unaware of any facts that cause any representation or warranty contained in this Agreement to be untrue or inaccurate.

          6.8 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, and the fiduciary duties of their respective Board of Directors, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each party shall promptly consult with the other with respect to, provide any necessary information with respect to and provide the other (or its counsel) copies of, all filings made by such party with the Bankruptcy Court or with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby. In addition, if at any time prior to the Effective Date any event or circumstance relating to either the Company or the Purchaser or any of their respective Subsidiaries, or any of their respective officers or directors, should be discovered by the Company or the Purchaser, as the case may be, and which should be set forth in an amendment or supplement to the Disclosure Statement or the Purchaser Proxy Statement, the discovering party shall promptly inform the other party of such event or circumstance.

          6.9 NEW YORK STOCK EXCHANGE LISTING. The Purchaser shall use its reasonable best efforts to cause the Surviving Corporation Common Stock and the Surviving Corporation Warrants to be issued under the Plan to be approved for listing on the New York Stock Exchange, subject to official notice of issuance, prior to the Effective Date.

          6.10 EXECUTORY CONTRACTS. Exhibit F to the Standalone Plan lists each of the executory contracts and unexpired leases which the Company presently intends to reject in the Plan pursuant to Section 365 of the Bankruptcy Code in the Reorganization Cases. The Company shall notify the Purchaser of any proposed changes to such exhibit. During the pendency of the Reorganization Cases, the Company will not assume any contract or lease listed on Exhibit F to the Standalone Plan without the prior approval of the Purchaser (which shall not be unreasonably withheld or delayed).

          6.11 EXCLUSIVITY. The Company agrees that during the period from the date hereof until the Effective Date (or the earlier termination of this Agreement under Section 10.1), neither the Company nor any of its affiliates nor any of their respective directors, officers, employees, representatives or agents (collectively the "Restricted Parties"), shall directly or indirectly, solicit, initiate or encourage any discussions, submissions of proposals or offers or negotiations with, or assist or participate in, facilitate or encourage any effort or attempt by, or otherwise cooperate in any other way with, or participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, any corporation, partnership, Person or other entity or group, other than the Purchaser and its partners, employees, representatives, agents and affiliates, concerning any merger, consolidation, sale of assets, sale of shares of capital stock or other equity securities or other recapitalization, debt restructuring or similar transaction involving the Company, a substantial portion of the assets of the Company or any division of the Company, whether as part of a plan of reorganization or otherwise (any such transaction, other than a transaction solely involving MK Rail, being referred to herein as an "Alternative Transaction"); provided, however, that the Restricted Parties may furnish information to, or enter into discussions or negotiations with, any Person or entity in response to proposal for a Qualifying Alternative Transaction if, and only to the extent that, the Company's Board of Directors, after consultation with independent legal counsel (which may include its regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors to comply with its fiduciary obligations under applicable law. A "Qualifying Alternative Transaction" is an Alternative Transaction that the Company's Board of Directors determines in good faith, after consultation with its financial advisors, would provide aggregate consideration of at least $15,000,000 greater than the consideration provided by the Purchaser under this Agreement. For purposes of the foregoing definition, the value of the consideration provided by the Purchaser under this Agreement shall be deemed to be $235,000,000. The Company shall immediately inform each party with which it is currently holding discussions or negotiations concerning an Alternative Transaction of the execution of this Agreement and of the termination of such discussions or negotiations.

          The Company shall immediately (and within no more than 24 hours) notify the Purchaser if any proposal, offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company in respect of an Alternative Transaction, and shall, in any such notice to the Purchaser, indicate the identity of the offeror and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts, and thereafter shall keep the Purchaser informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company is a party.

                                   ARTICLE 7
                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

          The obligations of the Company under this Agreement to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction or written waiver, on or prior to the Effective Date, of each of the following conditions:

          7.1 CONFIRMATION OF THE PLAN. The Confirmation Order shall have been entered and no stay of the Confirmation Order pending appeal shall have been entered and all other conditions to the effectiveness of the Plan as set forth in the Plan shall have been satisfied or waived.

          7.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of the Purchaser contained in this Agreement shall be true and correct at and as of the Effective Date (except to the extent that such representations and warranties speak as of an earlier date) as if such representations and warranties were made at and as of the Effective Date, and the Purchaser shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Effective Date. There shall be delivered to the Company a certificate (signed by the President or a Vice President of the Purchaser on behalf of the Purchaser) to the foregoing effect.

          7.3 PURCHASER STOCKHOLDERS' MEETING. The Merger and the other transactions contemplated by this Agreement shall have been approved by the Purchaser's stockholders in accordance with the applicable requirements of the Delaware Law at a stockholders' meeting contemplated by Section 6.5. The letter, dated May 16, 1996, of Dennis Washington with respect to his agreement to vote his shares of Purchaser Common Stock in favor of the transactions contemplated by this Agreement shall not have been withdrawn or revoked.

          7.4 STOCK AND WARRANTS FREELY TRADEABLE. The Surviving Corporation Common Stock and the Surviving Corporation Warrants to be issued in the Distributions shall be issued under an exemption from registration under the Securities Act, shall be freely tradeable by holders who are not Affiliates of the Surviving Corporation or "underwriters" under the Securities Act with respect to such securities and shall contain no restrictive legend. The Surviving Corporation Common Stock and the Surviving Corporation Warrants shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          7.5 CONSENTS. All consents, approvals and authorizations from Governmental Authorities and other parties provided for under Sections 4.9 and
5.8 to permit consummation of the transactions as contemplated hereby (other than any consent, approval or authorization of the kind specified in clauses
(vi) or (vii) of either such Section) shall have been obtained.

          7.6 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other Proceeding by any Governmental Authority shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby. No suit, action, investigation, inquiry or other Proceeding by any Governmental Authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to have a Material Adverse Effect on the Company or the Surviving Corporation.

          7.7 CERTIFICATES. The Purchaser shall have furnished the Company with such certificates of its officers, directors and others to evidence compliance with the conditions set forth in this Article 7 as may be reasonably requested by the Company.

          7.8 CORPORATE DOCUMENTS. The Company shall have received from the Purchaser resolutions adopted by the board of directors of the Purchaser approving this Agreement and the transactions contemplated hereby, certified by the Purchaser's corporate secretary, and a tabulation reflecting the results of the vote of the stockholders of the Purchaser adopting this Agreement, certified by the inspector of election for the meeting of such stockholders.

          Notwithstanding the foregoing, the Company's obligation under this Agreement to consummate the Merger and the other transactions contemplated hereby shall not be relieved by the failure of any of the foregoing conditions if such failure is the result, direct or indirect, of a breach by the Company of its obligations under this Agreement.

                                   ARTICLE 8
                   CONDITIONS TO THE PURCHASER'S OBLIGATIONS

          The obligations of the Purchaser under this Agreement to make the payments under Section 2.1 and to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction or written waiver, on or prior to the Effective Date, of each of the following conditions:

          8.1 COMPLETION OF OTHER TRANSACTIONS. Simultaneously with or prior to the Purchaser's effectuation of the transactions to be effected by it at the
Closing:

               (a) The Disclosure Statement and the Solicitation Materials shall have been approved by the Bankruptcy Court at the Disclosure Statement Hearing;

               (b) The Purchaser Proxy Statement shall have been cleared by the staff of the SEC and no stop order or proceeding seeking stop orders shall have been issued with respect to the Purchaser Proxy Statement.

               (c) The Confirmation Order shall have been entered and no stay of the Confirmation Order pending appeal shall have been entered and all other conditions to the effectiveness of the Plan as set forth in the Plan shall have been satisfied or waived.

               (d) The Surviving Corporation Common Stock and, if required by the New York Stock Exchange for the continued listing of the Surviving Corporation Common Stock, the Surviving Corporation Warrants shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          8.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Effective Date (except to the extent that such representations and warranties speak as of an earlier date) as if such representations and warranties were made at and as of the Effective Date, and the Company shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Effective Date. There shall be delivered to the Purchaser a certificate (signed by the President or a Vice President of the Company on behalf of the Company) to the foregoing effect.

          8.3 CONSENTS. All consents, approvals and authorizations from Governmental Authorities, and other parties provided for under Sections 4.9 and
5.8 to permit consummation of the transactions as contemplated hereby (other than any consent, approval or authorization of the kind specified in clauses
(vi) or (vii) of either such Section), shall have been obtained.

          8.4 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other Proceeding by any Governmental Authority shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby. No suit, action, investigation, inquiry or other Proceeding by any Governmental Authority or other Person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to have a Material Adverse Effect on the Purchaser or the Surviving Corporation.

          8.5 BORROWINGS UNDER DIP FACILITY. Aggregate borrowings under the DIP Facility shall not exceed $50,000,000 on the Effective Date.

          8.6 SETTLEMENT OF CERTAIN LITIGATION. All Company stockholder litigation (other than the litigation commenced in the name of Karol Pilarczyk) shall have been settled or dismissed in accordance with the agreements providing therefor entered into by the Company prior to the date hereof (copies of which have been provided to the Purchaser) or otherwise on terms acceptable to the Purchaser.

          8.7 HEADQUARTERS LEASE. On or prior to the Effective Date, all conditions to the effectiveness of a new lease (a copy of which has been furnished to

Purchaser) covering the Company's corporate headquarters in Boise, Idaho shall have been satisfied or waived.

          8.8 CERTIFICATES. The Company shall have furnished the Purchaser with such certificates of the respective officers of the Company and others to evidence compliance with the conditions set forth in this Article 8 as may be reasonably requested by the Purchaser.

          8.9 CORPORATE DOCUMENTS. The Purchaser shall have received from the Company resolutions adopted by the board of directors of the Company approving this Agreement and the transactions contemplated hereby, certified by the corporate secretary of the Company.

          Notwithstanding the foregoing, the Purchaser's obligations under this Agreement to make the payments contemplated by Section 2.1 and to consummate the Merger and the other transactions contemplated hereby shall not be relieved by the failure of any of the foregoing conditions if such failure is the result, direct or indirect, of a breach by the Purchaser of its obligations under this Agreement.

                                   ARTICLE 9
                            ACTIONS BY THE COMPANY
                  AND THE PURCHASER AFTER THE EFFECTIVE DATE

          9.1 FURTHER ASSURANCES. On and after the Effective Date, the Company and the Purchaser will take all appropriate action and execute all documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof, including without limitation, putting the Purchaser in possession and operating control of the business of the Company from and after the Effective Time.

          9.2  DIRECTORS AND OFFICERS INSURANCE.  The Purchaser shall either:
(i) provide directors' and officers' liability insurance having substantially similar terms and conditions and providing substantially similar coverage as the directors' and officers' liability insurance maintained by the Company at the Effective Date for a period of three years following the Effective Date for all present directors and officers of the Company and its Subsidiaries, provided that the Purchaser may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous to such officers and directors, or (ii) purchase runoff extensions under the Company's existing directors' and officers' and fiduciary liability insurance policies, extending the period for making claims under such policies for at least three years following the Effective Date; provided, in each case that if the annual cost of such coverage would exceed 150% of the Company's last annual premium therefor, the Purchaser shall purchase as much coverage as possible for 150% of such amount for each year in such three-year period.

          9.3  INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless the Purchaser, Washington Corporations, Dennis Washington and their respective affiliates, directors, officers, advisors, agents and employees (the "Indemnified Purchaser Parties"), to the fullest extent lawful, from and against any and all claims, actions and suits asserted against any of them, and any and all damages, judgments, liabilities and expenses resulting from or incurred in response thereto (including, without limitation, costs of investigating, preparing or defending any such claim or action and reasonable legal expenses) (collectively "Losses"), arising out of, or in connection with, the Merger or the Plan, and the Company shall indemnify and hold harmless all present officers and directors of the Company or any of its Subsidiaries (the "Indemnified Company Parties" and, together with the Indemnified Purchaser Parties the "Indemnified Parties"), to the fullest extent lawful, from and against any and all claims, actions and suits asserted against any of them and any and all Losses resulting from or incurred in response thereto, arising in whole of in part out of the status at any time of any such Person as on officer or director of the Company or any of its Subsidiaries or any action taken or omitted to be taken at any time in his or her capacity as such, including without limitation any such action taken or omitted to be taken in connection with this Agreement or the Plan or the respective transactions contemplated hereby and thereby; provided, that no Indemnified Party shall be entitled to indemnification by the Company hereunder with respect to any Losses arising solely from the bad faith or gross negligence (as finally determined by a court of competent jurisdiction) of such Indemnified Party or any affiliate, director, officer or employee of such Indemnified Party. If any action or proceeding shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought from the Company, such Indemnified Party shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of expenses as provided in the preceding sentence. The Indemnified Party shall have the right to employ separate counsel in any such action, and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by such Indemnified Party, unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company shall have failed promptly to assume the defense of such action or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding, or
(iii) such Indemnified Party shall have reasonably concluded that there are defenses available to it which are different from or additional to those available to the Company which, if the Company and the Indemnified Party were to be represented by the same counsel, would constitute a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnified Party (in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being agreed to and understood that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together, if appropriate, with one firm of local counsel per jurisdiction) at any time for such Indemnified Party, which counsel or firm shall be designated in writing by such Indemnified Party or by the Purchaser if there is more than on Indemnified Party, provided, that in the case of clause
(c) above, the Company shall only be liable for the fees and expenses of separate counsel with respect to such different or additional defenses and such Indemnified Party shall instruct such separate counsel to cooperate with Company counsel in order to reduce the fees and expenses for which the Company is liable). The Company shall not be liable for any settlement of such action or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless any such Indemnified Party from and against any Losses (to the extent stated above) by reason of such settlement or judgment. All references in this Section 9.3(a) to the "Company" shall be deemed to include the Surviving Corporation from and after the Effective Time.

          (b) The provisions of Section 9.3(a) shall be in addition to, but not duplicative of, any rights to indemnification that any of the Indemnified Company Parties may have under the certificate of incorporation of by-laws of the Company or any of its Subsidiaries or any agreement to which the Company or any of its Subsidiaries is a party, which rights (except as may otherwise be provided in the Plan) shall survive the Merger and be honored by the Surviving Corporation and the applicable Subsidiaries thereof in accordance with their terms.

          9.4 REGISTRATION RIGHTS. Without limiting the generality or effect of Section 1.1, the Plan will provide that the Surviving Corporation will on the Effective Date enter into a registration rights agreement (the "Registration Rights Agreement") substantially in the form of Exhibit 4 with Persons who receive Surviving Corporation Common Stock in the Distributions and who desire to be a party to such agreement.

                                  ARTICLE 10
                           TERMINATION AND AMENDMENT

          10.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Date:

          (a)  by mutual written consent of the Purchaser and the Company;

          (b) by either the Purchaser or the Company if (i) a court of competent jurisdiction or Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Plan or the Merger (provided that the right to terminate this Agreement under this clause (i) shall not be available to any party who has not complied with its obligations under Section 6.8 and whose noncompliance has materially contributed to the issuance of any such order, decree or ruling or the taking of any such action), or (ii) the Effective Date shall not have occurred on or before December 31, 1996;

          (c) by the Purchaser if (i)(A) there are inaccuracies in the representations and warranties of the Company that would have a Material Adverse Effect on the Company, or (B) there has been a material breach on the part of the Company in the covenants of the Company set forth herein, or any failure on the part of the Company to comply with its material obligations hereunder, or any other events or circumstances shall have occurred or exist (otherwise than as the result, direct or indirect, of a breach by the Purchaser of its obligations under this Agreement), such that, in any such case, the conditions set forth in Article 8 cannot be satisfied on or prior to date on which all other conditions to the effectiveness of the Plan shall have been satisfied or waived, (ii) the Company has not received the Requisite Acceptances to the Plan on or prior to July 1, 1996, or (iii) the Confirmation Order shall not have been entered on or before August 31, 1996 (unless the failure of the Confirmation Order to be entered on or before such date was the result, direct or indirect, of actions or omissions by the Purchaser);

          (d) by the Company if (i) (A) there are inaccuracies in the representations and warranties of the Purchaser that would have a Material Adverse Effect on the Purchaser or the Surviving Corporation or (B) there has been a material breach on the part of the Purchaser in the covenants of the Purchaser set forth herein, or any failure on the part of the Purchaser to comply with its material obligations hereunder, or any other events or circumstances shall have occurred or exist (otherwise than as the result, direct or indirect, of a breach by the Company of its obligations under this Agreement), such that, in any such case, the conditions set forth in Article 7 cannot be satisfied on or prior to the date on which all other conditions to the effectiveness of the Plan shall have been satisfied or waived, or (ii) the Purchaser's stockholders do not approve the Merger in accordance with the applicable requirements of the Delaware Law at the Purchaser's stockholders' meeting contemplated by Section 6.5, or (iii) on or prior to the 35th day following Filing Date the Company receives a firm offer with respect to a Qualifying Alternative Transaction that, in the good faith determination of its Board of Directors after consultation with its financial advisors and with independent legal counsel (which may include its regularly engaged legal counsel), is reasonably capable of being financed and would cause the Board of Directors of the Company to violate its fiduciary duties under applicable law were it to proceed with the Plan and the Merger under this Agreement (such an offer, an "Offer"), and following such determinations such Offer and all documents relating thereto, together with a written statement on behalf of the Board of Directors of the Company that the Company intends to terminate this Agreement in order to accept such Offer, is presented to the Purchaser and the Purchaser declines to match or exceed such Offer within three business days following such presentation.

          10.2 EFFECT OF TERMINATION. In the event of a termination of this Agreement by either the Company or the Purchaser as provided in Section 10.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Purchaser or the Company or their respective officers or directors (other than as provided in Section 10.3 below) except for Sections 9.3 and 12.12.

          10.3  BREAK-UP FEES.   In the event (a) the Company (i) fails to
consummate the Merger in breach of its obligations under this Agreement, or (ii) terminates this Agreement pursuant to Section 10.1(d)(iii) and thereafter enters into a definitive agreement with respect to a Substantial Transaction within one year of such termination, and (b) in either such case the Purchaser is not in material breach of its obligations under this Agreement and, at the time of such failure or termination, as the case may be, is ready, willing and able to proceed to consummate the transactions hereunder, the Company shall forthwith pay Purchaser a fee of $9,000,000 plus reimbursement of expenses as provided in
Section 10.4. In addition, in the case of a termination pursuant to Section 10.1(d)(iii), the Company shall pay the Purchaser, promptly upon consummation of such Substantial Transaction, the lesser of (i) $3,000,000 and (ii) 40% of the amount by which the value of the consideration provided in the Substantial Transaction exceeds $250,000,000. A "Substantial Transaction" means an Alternative Transaction involving the sale of the Company, the sale of a majority of the stock of the Company (by means of a merger, stock sale or other transaction), the sale of any of the Company's principal operating businesses (other then MK Rail) and any other reorganization involving an equity infusion.

          10.4 EXPENSES. The Company shall be responsible for the payment of all expenses incurred by the Company in connection with the Plan and the Merger, including all fees of attorneys, brokers, finders, accountants, and financial advisors, whether or not the Plan or the Merger shall be consummated. The Company agrees to fulfill its obligation to reimburse the Purchaser for any reasonable out-of-pocket fees and expenses incurred by Purchaser pursuant to the April 15, 1996 letter agreement between the Company and Purchaser; provided that such expenses and fees incurred on or after May 16, 1996 through May 23, 1996 shall not exceed an aggregate of $150,000. Paragraph 4 of the April 15, 1996 letter agreement is hereby terminated as of the date hereof. In the event that the break-up fee set forth in Section 10.3 becomes due and payable to the Purchaser, the Company shall reimburse the Purchaser for such reasonable documented out-of-pocket expenses and fees incurred after May 13, 1996 in an amount not to exceed $1,000,000.

                                  ARTICLE 11
                                  DEFINITIONS

          11.1 DEFINED TERMS. As used herein, the terms below shall have the following meanings:

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and controlled have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein contained, neither MK Rail nor any Subsidiary thereof shall be deemed to be an "Affiliate" of the Company or any of its Subsidiaries.

          "Agreement" has the meaning set forth in the Preamble hereof.

          "Applicable Agreement" means, with respect to any Person, any bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust, lease, contract, agreement, license or instrument to which such Person or any of the Subsidiaries is a party or by which any of their respective properties or assets is bound.

          "Applicable Employment Law" means any Applicable Law governing or respecting employment or the termination thereof, employment practices, terms and conditions of employment, wages, hours of work, occupational safety and health, or discriminatory, wrongful or tortious conduct in connection with the employment relationship.

          "Applicable Law" means any law, statute, ordinance, judgment, injunction, decree, writ, regulation, interpretation, rule or order of any court or Governmental Authority, and any other governmental restrictions or requirements, including (without limitation) pursuant to any permit or license in effect on or prior to the Effective Date.

          "Bankruptcy Code" has the meaning set forth in Section 1.3

          "Bankruptcy Court" has the meaning set forth in Section 1.5.

          "Bankruptcy Notices" has the meaning set forth in Section 1.4.

          "Bankruptcy Rules" has the meaning set forth in Section 1.3.

          "Benefit Plan" has the respective meanings set forth in Section 4.13(a) and 5.10(a).

          "Chapter 11 Petitions" has the meaning set forth in Section 1.4.

          "Charter Documents" means, with respect to any Person, the articles or certificate of incorporation and by-laws, partnership agreement or other organizational documents of such Person.

          "Code" shall mean the Internal Revenue Code of 1986, as amended to the date hereof.

          "Company" has the meaning set forth in the Preamble.

          "Company Common Stock" means the Common Stock, par value $1.67 per share, of the Company.

          "Company Disclosure Schedule" means a schedule delivered by the Company to the Purchaser as of the date hereof which sets forth exceptions to the representations and warranties contained in Article 4 hereof and certain other information called for by Article 4 hereof and other provisions of this Agreement.

          "Company Preferred Stock" means the Preferred Stock, par value $.10 per share, of the Company.

          "Company SEC Reports" has the meaning set forth in Section 4.6.

          "Confirmation Hearing" has the meaning set forth in Section 1.5.

          "Confirmation Order" has the meaning set forth in Section 1.7.

          "Debtor Subsidiaries" has the meaning set forth in Section 1.3.

          "Delaware Law" has the meaning set forth in Section 3.1.

          "DIP Facility" has the meaning set forth in Section 1.9.

          "Disbursing Agent" has the meaning set forth in Section 2.1.

          "Disclosure Statement" has the meaning set forth in Section 1.3.

          "Disclosure Statement Hearing" has the meaning set forth in Section
1.5.

          "Distributions" has the meaning set forth in Section 1.8.

          "Effective Date" has the meaning set forth in Section 1.8.

          "Effective Time" has the meaning set forth in Section 3.1.

          "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of or resulting from (a) the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned or operated by the Company or any of the Subsidiaries, or (b) any noncompliance with any Environmental Law.

          "Environmental Law" means any and all Applicable Laws relating to pollution or the protection of human health or the environment or to emissions, discharges, releases or threatened releases of any Materials of Environmental Concern into the environment (including without limitation ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, generation, treatment, storage, disposal, transport or handling of any Materials of Environmental Concern.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" means, with respect to any Person, any trade or business, whether or not incorporated, that together with the Person would be deemed a "single employer" (i) under ERISA Section 4001 for purposes of any plan which is subject to Title IV of ERISA; (ii) under Code Sections 414(b), (c), (m) or (o) for purposes of liability under ERISA Sections 302(c)(11) and Code
Section 412(c)(11) or for purposes of any lien created under ERISA Section 302(f) or Code Section 412(n); or (iii) under Code Sections 414(b) or (c) for all other applicable purposes not described above.

          "Exchange Act" has the meaning set forth in Section 4.6.

          "Excluded Assets" means (a) the common stock in MK Rail owned by the Company, (b) the Company's note receivable from MK Rail or the proceeds therefrom, and (c) all amounts received by the Company in respect of refunds of federal income tax and interest thereon associated with amended federal income tax returns of the Company and its consolidated Subsidiaries for the calendar years 1982 through 1990 which were filed prior to January 1, 1996, which change the Company's election from deducting foreign taxes to claiming a credit for those taxes; provided, that the cumulative total amount of such amounts received which constitute "Excluded Assets" under this clause (c) shall not exceed $18,000,000.

          "Filing Date" has the meaning set forth in Section 1.3.

          "First Day Orders" has the meaning set forth in Section 1.4.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Agreement.

          "Governmental Authority" means any Federal, state, local or foreign court or governmental, administrative or regulatory authority or agency.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          "Intellectual Property" means all trademarks, patents, service marks, trade names, copyrights, fictitious business names, and licenses or similar agreements or arrangements.

          "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim, or a security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and any option or other agreement to sell).

          "Material Adverse Effect" means, with respect to any Person, a material adverse effect on (i) the condition (financial or otherwise), revenues, gross profits, assets, liabilities or business of such Person and its Subsidiaries, taken as a whole, (ii) the ability of such Person or any of its Affiliates to perform its obligations hereunder or (iii) the validity or enforceability of this Agreement. The assertion of a claim arising out of a contract, agreement or commitment to which the Company or any of its Subsidiaries is a party that, as a result of the consummation of the transactions contemplated hereby, the Surviving Corporation would be in breach of, or would be subject to a diminution in or termination of its rights or benefits under, an agreement, contract or commitment, the result of which is reasonably likely to result in a decrease in annual gross profit of at least $3,000,000 for any single agreement, contract or commitment shall be deemed to be an event which is reasonably likely to have a Material Adverse Effect on the Company; provided, however, that any such claim that shall have been been resolved prior to the Effective Date without having resulted in such a decrease in annual gross profit being reasonably likely shall not be deemed to be such an event.

          "Materials of Environmental Concern" means pesticides, chemicals, pollutants, contaminants, wastes, toxic substances and hazardous substances.

          "Merger" has the meaning set forth in Recital C.

          "Merger Certificate" shall have the meaning set forth in Section 3.1.

          "MK Rail" means MK Rail Corporation, a Delaware corporation.

          "Multiemployer Plan" means, with respect to any Person, on any date, a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made at any time during the six-year period ending on or prior to such date, by such Person and that is covered by Title IV of ERISA.

          "NLRB" means the National Labor Relations Board.

          "Offer" has the meaning set forth in Section 10.1(d).

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permit" means all certificates, licenses, approvals and permits necessary under Applicable Laws in connection with the present use of the properties and assets and operation of the businesses of the Company and its Subsidiaries.

          "Pension Benefit Plan" means, with respect to any Person, an employee pension benefit plan (as defined in Section 3(2) of ERISA), other than a Multiemployer Plan, which is maintained or contributed to by such Person or with respect to which such Person has any obligation or liability.

          "Permitted Liens" means (i) Liens securing the Company's existing indebtedness and indebtedness under the DIP Facility; (ii) Liens in favor of the Company or any Subsidiary; (iii) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (iv) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's, or other similar Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings diligently conducted, (vi) Liens of landlords or of mortgagees of landlords arising by operation of law, provided that the rental payments secured thereby are not yet due and payable,
(vii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (viii) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any of its Subsidiaries, (ix) Purchase Money Liens (including extensions and renewals thereof); (x) any interest or title of a lessor in property subject to any capital lease obligation or operating lease; and (xi) Liens arising from filing Uniform Commercial Code financing statements regarding leases.

          "Person" means any individual, partnership, corporation, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

          "Plan" has the meaning set forth in Section 1.1.

          "Proceeding" means an action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced, threatened or, to the actual knowledge of the executive officers of the Company, contemplated.

          "Purchase Money Lien" means a Lien granted on an asset or property to secure indebtedness incurred solely to finance the purchase, or the cost of construction or improvement, of such asset or property.

          "Purchaser" has the meaning set forth in the Preamble.

          "Purchaser Common Stock" means the Common Stock, par value $.01 per share, of the Purchaser.

          "Purchaser Disclosure Schedule" means a schedule delivered by the Purchaser to the Company as of the date hereof which sets forth exceptions to the representations and warranties contained in Article 5 hereof and certain other information called for by Article 5 hereof and other provisions of this Agreement.

          "Purchaser Proxy Statement" has the meaning set forth in Section 4.8.

          "Purchaser SEC Reports" has the meaning set forth in Section 5.6.

          "Qualifying Alternative Transaction" has the meaning set forth in
Section 6.11.

          "Registration Rights Agreement" has the meaning set forth in Section 9.4.

          "Reorganization Cases" has the meaning set forth in Section 1.5.

          "Requisite Acceptances" has the meaning set forth in Section 1.3.

          "SEC" has the meaning set forth in Section 4.6.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Solicitation Materials" has the meaning set forth in Section 1.3.

          "Standalone Plan" has the meaning set forth in Recital A.

          "Standalone Disclosure Statement" has the meaning set forth in Recital A.

          "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof); provided that, notwithstanding anything to the contrary herein contained, neither MK Rail nor any Subsidiary thereof shall not be deemed to be a "Subsidiary" of the Company.

          "Substantial Transaction" has the meaning set forth in Section 10.3.

          "Surviving Corporation" has the meaning set forth in Section 3.1.

          "Surviving Corporation Common Stock" means the Common Stock, par value $.01 per share, of the Surviving Corporation.

          "Surviving Corporation Preferred Stock" means the Preferred Stock, par value $.01 per share, of the Surviving Corporation.

          "Surviving Corporation Series A Preferred Stock" means the Series A Preferred Stock, par value $.01 per share, of the Surviving Corporation.

          "Surviving Corporation Warrants" has the meaning set forth in Section 3.4.

          "Tax or Taxes" means any federal, state, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, transfer, stamp, occupation, alternative or add-on minimum, estimated or other taxes of any kind whatsoever (including, without limitation, fines, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax Returns" means any federal, state, local and foreign returns, declarations, elections, statements, reports, schedules and information returns pertaining to any Tax or the refiling or amendment of any such Tax Returns previously filed.

          "Touchstone Plaintiffs" has the meaning set forth in Section 1.3.

          "ULP" means an unfair labor practice as defined in the National Labor Relations Act.

          "Welfare Benefit Plan" means, with respect to any Person, an employee welfare benefit plan (as defined in Section 3(1) of ERISA), other than a Multiemployer Plan, which is maintained or contributed to by such Person or with respect to which such Person has any obligation or liability.

                                  ARTICLE 12
                                 MISCELLANEOUS

          12.1 SURVIVAL OF REPRESENTATIONS, ETC. All statements contained in the Company Disclosure Schedule and the Purchaser Disclosure Schedule shall be deemed to be representations and warranties of the Company and Purchaser, respectively. The representations and warranties of the Company and the Purchaser contained herein and in the Company Disclosure Schedule and Purchaser Disclosure Schedule, respectively, shall not survive the Effective Time.

          12.2 ASSIGNMENT; BINDING; EFFECT; BENEFITS. Neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of law or otherwise) by the Company without the prior written consent of the Purchaser, or by the Purchaser without the prior written consent of the Company. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Section 9.2, 9.3 and 9.4, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          12.3 NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission (with confirmation given) or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

     If to
     the Company:

          Morrison Knudsen Corporation
          Morrison Knudsen Plaza
          P.O. Box 73
          Boise, Idaho  83729
          Attention:  Stephen G. Hanks

     If to the Purchaser:

          Washington Construction Group, Inc.
          27400 East 5th Street
          Highland, California  92346
          Attention:  John Wimberly

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

          12.4 CHOICE OF LAW. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware or, solely, with respect to matters of law concerning the internal corporate affairs of any corporate entity which is the subject of this Agreement, the law of the jurisdiction under which the respective entity derives its powers.

          12.5 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement, together with all exhibits and schedules hereto and the confidentiality agreements referred to in Section 12.12, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supple ment, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          12.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          12.7 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          12.8 HEADINGS. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          12.9 SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist, and that the parties shall be entitled to specific performance of the terms hereof, in addition to actions for damages and any other remedy at law or equity.

          12.10 ATTORNEYS FEES. The parties hereby agree that if any party hereto pursues a Proceeding to enforce the terms of this Agreement, the prevailing party in any such Proceeding shall be entitled to recover its attorneys fees and other costs and expenses incurred in such Proceeding from the other party.

          12.11 PUBLICITY. All public announcements or statements concerning the Merger and the Plan shall be jointly approved by Purchaser and the Company. However, in the event the parties are unable to agree on a public statement or announcement following the announcement of this Agreement and the Company or the Purchaser determines, after consultation with counsel, that such statement or announcement is required by law, then the Company or the Purchaser, as the case may be, may issue such statement or announcement.

          12.12 CONFIDENTIALITY AGREEMENTS. The February 1996 confidentiality agreement between Donaldson, Lufkin & Jenrette Securities Corporation and Washington Corporations and the March 1996 confidentiality agreement between the Company and the Purchaser shall survive, without modification, the execution of this Agreement and any termination hereof.

                                  SIGNATURES

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

WASHINGTON CONSTRUCTION GROUP, INC.



By  /s/ J. H. Wimberly
    -----------------------
    President and Chief
    Executive Officer


By  _______________________

MORRISON KNUDSEN CORPORATION



By  /s/ Robert A. Tinstman
    -----------------------
    Robert A. Tinstman
    President and
    Chief Executive Officer


By  /s/ Stephen G. Hanks
    -----------------------
    Stephen G. Hanks
    Executive Vice President
    and Chief Legal Counsel

                                                                       EXHIBIT 2




________________________________________________________________________________





                               WARRANT AGREEMENT

                                    BETWEEN

                         MORRISON KNUDSEN CORPORATION

                                      AND

                        [NORWEST BANK MINNESOTA, N.A.]

                               AS WARRANT AGENT

                        ______________________________


                         DATED AS OF ___________, 1996



________________________________________________________________________________

                               TABLE OF CONTENTS

SECTION                                                                    Page
- -------                                                                    ----
Section 1.   Definitions ...................................................  1

Section 2.   Form of Warrant; Execution; Registration ......................  3

     2.1     Form of Warrant; Execution of Warrants ........................  3
     2.2     Registration ..................................................  3
     2.3     Countersignature of Warrants ..................................  3

Section 3.   Transfer and Exchange of Warrants .............................  3

Section 4.   Term of Warrants; Exercise of Warrants; Compliance with
             Government Regulations ........................................  4

     4.1     Term of Warrants ..............................................  4
     4.2     Exercise of Warrants ..........................................  4
     4.3     Compliance with Government Regulations; Qualification under
             Securities Laws ...............................................  5

Section 5.   Payment of Taxes ..............................................  5

Section 6.   Mutilated or Missing Warrant Certificates .....................  6

Section 7.   Reservation of Warrant Shares .................................  6

Section 8.   Stock Exchange Listings .......................................  6

Section 9.   Adjustment of Exercise Price; Number of Warrant Shares and
             Shares of Capital Stock Warrants Are Exercisable Into .........  7

     9.1     Mechanical Adjustments ........................................  7

             (a)  Adjustment for Change in Capital Stock ...................  7
             (b)  Adjustment for Rights Issue ..............................  7
             (c)  Adjustment for Other Distributions .......................  7
             (d)  Adjustment for Common Stock and Convertible Securities
                  Issue ....................................................  8
             (e)  Current Market Price; Price Per Share ....................  8
             (f)  When De Minimis Adjustment May Be Deferred ..............  10
             (g)  Adjustment in Exercise Price ............................  10
             (h)  When No Adjustment Required .............................  10
             (i)  Shares of Common Stock ..................................  10
             (j)  Expiration of Rights, etc ...............................  11

     9.2     Voluntary Adjustment by the Company ..........................  11
     9.3     Notice of Adjustment .........................................  11

SECTION                                                                    Page
- -------                                                                    ----
     9.4     Preservation of Purchase Rights upon Merger or
             Consolidation ................................................  11
     9.5     Statement on Warrants ........................................  12

Section 10.  Fractional Interests .........................................  12

Section 11.  No Rights as Stockholders; Notices to Holders ................  12

Section 12.  Payments in U.S. Currency ....................................  13

Section 13.  Merger or Consolidation or Change of Name of Warrant
             Agent ........................................................  13

Section 14.  Appointment of Warrant Agent .................................  14

     14.1    Concerning the Warrant Agent .................................  14
     14.2    Correctness of Statements ....................................  14
     14.3    Breach of Covenants ..........................................  14
     14.4    Performance of Duties ........................................  14
     14.5    Reliance on Counsel ..........................................  14
     14.6    Proof of Actions Taken .......................................  14
     14.7    Compensation .................................................  14
     14.8    Legal Proceedings ............................................  15
     14.9    Other Transactions in Securities of Company ..................  15
     14.10   Liability of Warrant Agent ...................................  15
     14.11   Reliance on Documents ........................................  15
     14.12   Validity of Agreement ........................................  15
     14.13   Instructions from Company ....................................  15

Section 15.  Change of Warrant Agent ......................................  15

Section 16.  Notices ......................................................  16

Section 17.  Cancellation of Warrants .....................................  16

Section 18.  Supplements and Amendments ...................................  16

Section 19.  Successors ...................................................  17

Section 20.  Applicable Law ...............................................  17

Section 21.  Benefits of this Agreement ...................................  17

Section 22.  Counterparts .................................................  17

Section 23.  Captions .....................................................  17

EXHIBIT A    FORM OF WARRANT CERTIFICATE .................................. A-2

     WARRANT AGREEMENT, dated as of _________, 1996, between MORRISON KNUDSEN CORPORATION, formerly known as Washington Construction Group, Inc., a Delaware corporation (the "Company"), and [NORWEST BANK MINNESOTA, N.A., a national
                  -------
banking association,] as Warrant Agent (together with any successors and assigns, the "Warrant Agent").

                              W I T N E S E T H :

     WHEREAS, Morrison Knudsen Corporation, a Delaware corporation ("Old MK"), was a Debtor and Debtor-in-Possession in the case (the "Chapter 11 Case") filed
                                                        ---------------
in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), entitled "In re Morrison Knudsen Corporation, et al.,
 -----------------
Debtors," Chapter 11 Case No. _______________, under the Bankruptcy Code;

     WHEREAS, in connection with and as part of the transactions to be consummated pursuant to the confirmation of a Plan of Reorganization (as amended, modified or supplemented from time to time) of Old MK in the Chapter 11 Case (the "Plan"), Old MK has merged with and into the Company pursuant to a
           ----
Restructuring and Merger Agreement between the Company and Old MK dated as of May ___, 1996 (the "Merger Agreement"), and the Company has agreed to issue Warrants for the purchase of an aggregate (subject to adjustment as herein provided and in Section 3.5 of the Merger Agreement) of 2,765,000 shares of Common Stock of the Company (the "Warrants").
                                  --------

     WHEREAS, by Order dated ______________ ____, 1996, the Bankruptcy Court confirmed the Plan;

     WHEREAS, the Plan and the Merger Agreement contemplate that the Company will enter into certain agreements, including, without limitation, this Warrant Agreement;

     WHEREAS, the Company desires to issue the Warrants, each of which entitles the holder thereof to purchase one share of its Common Stock (each of said shares of Common Stock deliverable upon exercise of the Warrants a "Warrant
                                                                    -------
Share"); and
- -----

     WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act in connection with the issuance, division, transfer, exchange and exercise of Warrants.

     NOW, THEREFORE, in consideration of the foregoing, to implement the terms of the Plan, and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants and any security into which they may be exchanged (the "Holders"), the Company and the Warrant Agent hereby agree as
                -------
follows:


SECTION 1.  DEFINITIONS. The following terms, as used herein, have the
            -----------
following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

     1.1    "Agreement" means this Warrant Agreement, as the same may be
             ---------
amended, modified or supplemented from time to time.

     1.2    "Assets" has the meaning ascribed to such term in Section 9.1(c)
             ------
hereof.

     1.3    "Business Day" means a day other than (a) a Saturday or Sunday, (b)
             ------------
any day on which banking institutions located in the City of New York, New York are required or authorized by law or by local proclamation to close or (c) any day on which the New York Stock Exchange is closed.

     1.4    "Commercially Reasonable Efforts", when used with respect to any
             -------------------------------
obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided, that such efforts do not require such Person to
                     --------
incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

     1.5    "Common Stock" means the common stock, par value $.01, of the
             ------------
Company.

     1.6    "Convertible Securities" has the meaning ascribed to such term in
             ----------------------
Section 9.1(d) hereof.

     1.7    "Exercise Period" has the meaning ascribed to such term in Section
             ---------------
4.1 hereof.

     1.8    "Exercise Price" means $12.00 per share of Common Stock, as adjusted
             --------------
pursuant to Section 9 hereof:

     1.9    "Holder" has the meaning ascribed to such term in the preamble
             ------
hereto.

     1.10   "NASD" has the meaning ascribed to such term in Section 4.2 hereof.
             ----

     1.11   "Person" means a natural person, a corporation, a partnership, a
             ------
trust, a joint venture, any regulatory authority or any other entity or organization.

     1.12   "Plan" has the meaning ascribed to such term in the preamble hereto.
             ----

     1.13   "Price Per Share" has the meaning ascribed to such term in Section
             ---------------
9.1(e)(ii) hereof.

     1.14   "Rights" has the meaning ascribed to such term in Section 9.1(b)
             ------
hereof.

     1.15   "Transfer Agent" has the meaning ascribed to such term in Section 7
             --------------
hereof.

     1.16   "SEC" means the United States Securities and Exchange Commission, or
             ---
any successor governmental agency or authority thereto.

     1.17   "Subsidiary" has the meaning ascribed to such term in Section 9.1(c)
             ----------
hereof.

     1.18   "Warrant" has the meaning ascribed to such term in the preamble
             -------
hereto.

     1.19   "Warrant Certificate" has the meaning ascribed to such term in
             -------------------
Section 2.1 hereof.

     1.20   "Warrant Register" has the meaning ascribed to such term in Section
             ----------------
2.2 hereof.

     1.21   "Warrant Share" has the meaning ascribed to such term in the
             -------------
preamble hereto.


SECTION 2.  FORM OF WARRANT; EXECUTION; REGISTRATION.
            ----------------------------------------

     2.1    Form of Warrant; Execution of Warrants. The certificates evidencing
            --------------------------------------
the Warrants (the "Warrant Certificates") shall be in registered form only and
                   --------------------
shall be in the form set forth as Exhibit A hereto. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents. The signature of any such officer on the Warrant Certificates may be manual or by facsimile. Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate. Each Warrant Certificate shall be dated the date it is countersigned by the Warrant Agent pursuant to Section 2.3 hereof.

     2.2    Registration. The Warrant Certificates shall be numbered and shall
            ------------
be registered on the books of the Company maintained at the principal office of the Warrant Agent initially in _____________, __________ (or such other place in the continental United States as the Warrant Agent shall from time to time notify the Company and the Holders in writing) (the "Warrant Register") as they
                                              ----------------
are issued. The Company and the Warrant Agent shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

     2.3    Countersignature of Warrants. The Warrant Certificates shall be
            ----------------------------
countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. Warrant Certificates may be countersigned, however, by the Warrant Agent and may be delivered by the Warrant Agent notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company, countersign, issue and deliver Warrant Certificates entitling the Holders thereof to purchase not more than an aggregate of _____________ Warrant Shares (subject to adjustment pursuant to Section 9 hereof and Section 3.5 of the Merger Agreement) and shall countersign, issue and deliver Warrant Certificates as otherwise provided in this Agreement.

SECTION 3.  TRANSFER AND EXCHANGE OF WARRANTS. Subject to the terms hereof, the
            ---------------------------------
Warrant Agent shall initially countersign, register in the Warrant Register and deliver Warrants hereunder in accordance with the written instructions of the Company. Subject to the terms hereof and the receipt of such documentation as the Warrant Agent may reasonably require, the Warrant Agent shall thereafter from time to time register the transfer of any outstanding Warrants upon the Warrant Register, upon surrender of the Warrant Certificate or Certificates evidencing such Warrants duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form reasonably satisfactory to the Warrant Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Subject to the terms of this Agreement, each Warrant Certificate may be exchanged for another Warrant Certificate or Certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant Certificate or Certificates surrendered then entitles such Holder to purchase. Any

Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Upon registration of transfer, the Company shall issue and the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Certificates to the persons entitled thereto.

     No service charge shall be made for any exchange or registration of transfer of a Warrant Certificate or of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp tax or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer pursuant to Section 5 hereof.

     By accepting the initial delivery, transfer or exchange of Warrants, each Holder shall be deemed to agree to the terms of this Agreement as it may be in effect from time to time, including any amendments or supplements duly adopted in accordance with Section 18 hereof.

SECTION 4.  TERM OF WARRANTS; EXERCISE OF WARRANTS; COMPLIANCE WITH GOVERNMENT
            ------------------------------------------------------------------
            REGULATIONS.
            -----------

     4.1    Term of Warrants. Subject to the terms of this Agreement, each
            ----------------
Holder shall have the right, which may be exercised at any time from 9:00 a.m., New York City time, on the date of their issuance to 5:00 p.m., New York City time, on the fifth anniversary of the Effective Date of the Plan (as defined therein) (the "Exercise Period") to receive from the Company the number of
               ---------------
Warrant Shares which the Holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares, and the Warrant Shares issued to a Holder upon exercise of its Warrants shall be duly authorized, validly issued, fully paid, nonassessable and shall not have been issued in violation of or subject to any preemptive rights. Each Warrant not exercised prior to the expiration of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of the expiration of the Exercise Period.

     4.2    Exercise of Warrants. During the Exercise Period, each Holder may,
            --------------------
subject to this Agreement, exercise from time to time some or all of the Warrants evidenced by its Warrant Certificate(s) by (i) surrendering to the Company at the principal office of the Warrant Agent such Warrant Certificate(s) with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"), and (ii) paying to the Warrant Agent for
                               ----
the account of the Company the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are exercised. Warrants shall be deemed exercised on the date such Warrant Certificate(s) are surrendered to the Warrant Agent and tender of payment of the aggregate Exercise Price is made. Payment of the aggregate Exercise Price shall be made in cash by wire transfer of immediately available funds to the Warrant Agent for the account of the Company or by certified or official bank check or checks to the order of the Company or by any combination thereof.

     Upon the exercise of any Warrants in accordance with this Agreement, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants and shall take such other actions at its sole expense as are necessary to complete the exercise of the Warrants (including, without limitation, payment of any cash with respect to fractional interests required under Section 10 hereof). The Warrant

Agent shall have no responsibility or liability for such issuance or the determination of the number of Warrant Shares issuable upon such exercise. The certificate or certificates representing such Warrant Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date the Warrants are exercised hereunder. Each Warrant Share, when issued upon exercise of the Warrants, shall be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights.

     In the event that less than all of the Warrants evidenced by a Warrant Certificate are exercised, the Holder thereof shall be entitled to receive a new Warrant Certificate or Certificates as specified by such Holder evidencing the remaining Warrant or Warrants, and the Warrant Agent is hereby irrevocably authorized by the Company to countersign, issue and deliver the required new Warrant Certificate or Certificates evidencing such remaining Warrant or Warrants pursuant to the provisions of this Section 4.2 hereof and of Section 3 hereof. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf to the Company for such purpose.

     Upon delivery of the Warrant Shares issuable upon exercise in accordance herewith and of any required new Warrant Certificates, the Company shall direct the Warrant Agent by written order to cancel the Warrant Certificates surrendered upon exercise. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner permitted by applicable laws and satisfactory to the Company in accordance with its written instructions to the Warrant Agent. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all amounts received by the Warrant Agent upon exercise of such Warrants.

     The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office. The Company shall at its sole expense supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent reasonably may request.

     4.3    Compliance with Government Regulations; Qualification under
            -----------------------------------------------------------
Securities Laws. The Company covenants that if following a due demand to
- ---------------
exercise Warrants any shares of Common Stock required to be reserved for purposes of exercise of such Warrants require, under any federal or state law, registration with or approval of any governmental authority before such shares may be issued upon exercise, the Company will, unless the Company has received an opinion of counsel to the effect that such registration is not then permitted by such laws, use its Commercially Reasonable Efforts to cause such shares to be duly so registered or approved, as the case may be; provided that in no event
                                                    --------
shall such shares of Common Stock be issued, and the exercise of all such Warrants shall be suspended, for the period from the date of such due demand for exercise until such registration or approval is in effect; provided, further,
                                                           --------  -------
that the Exercise Period for such Warrants (but only such Warrants) shall be extended one day for each day (or portion thereof) that any such suspension is in effect. The Company shall promptly notify the Warrant Agent of any such suspension, and the Warrant Agent shall have no duty, responsibility or liability in respect of any shares of Common Stock issued or delivered prior to its receipt of such notice. The Company shall promptly notify the Warrant Agent of the termination of any such suspension, and such notice shall set forth the number of days that the Exercise Period with respect to such Warrants shall be extended as a result of such suspension.


SECTION 5.  PAYMENT OF TAXES. The Company will pay all documentary stamp and
            ----------------
other like taxes, if any, attributable to the initial issuance and delivery of the Warrants and the initial issuance and delivery of the Warrant Shares upon the exercise of Warrants, provided, that the Company shall not be
                          --------
required to pay any tax or taxes which may be payable in respect of any transfer of the Warrants or involved in the issuance or delivery of any Warrant Shares in a name other than that of the Holder of the Warrants being exercised, and the Warrant Agent shall not register any such transfer or issue or deliver any Warrant Certificate(s) or Warrant Shares unless or until the persons requesting the registration or issuance shall have paid to the Warrant Agent for the account of the Company the amount of such tax, if any, or shall have established to the reasonable satisfaction of the Company that such tax, if any, has been paid.


SECTION 6.  MUTILATED OR MISSING WARRANT CERTIFICATES. In the event that any
            -----------------------------------------
Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, and at the direction of the Company by written order the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and an indemnity or bond, if requested by the Company or the Warrant Agent, also reasonably satisfactory to them. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable procedures as the Company or the Warrant Agent may reasonably require.


SECTION 7.  RESERVATION OF WARRANT SHARES. There have been reserved, and the
            -----------------------------
Company shall at all times keep reserved, out of its authorized Common Stock, free of all preemptive rights, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The transfer agent for the Common Stock and every subsequent or other transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants (each, a "Transfer Agent") will be
                                                     --------------
and are hereby irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with each Transfer Agent. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Company or a Transfer Agent, as the case may be, the certificate for Warrant Shares required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply its Transfer Agents with duly executed stock certificates for such purposes and will itself provide or otherwise make available any cash which may be payable as provided in Section 10 hereof. The Company will furnish to its Transfer Agents a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 9.3 hereof. The Company will give the Warrant Agent prompt notice of any change in any Transfer Agent or any change of address of any Transfer Agent.

     Before taking any action which would cause an adjustment pursuant to
Section 9 reducing the Exercise Price, the Company will take any and all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.


SECTION 8.  STOCK EXCHANGE LISTINGS. The Company shall use its Commercially
            -----------------------
Reasonable Efforts (including requests for waivers) to have the Warrants listed on the New York Stock Exchange and failing that included for quotation in The Nasdaq National Market or listed on the American Stock Exchange, and shall use its Commercially Reasonable Efforts to maintain such listing or inclusion. In the event the Warrants do not qualify for such listing or inclusion, the Company will use its Commercially Reasonable Efforts (including, requests for waivers) to effect such inclusion or listing whenever the Warrants qualify therefor. Any such listing and inclusion shall be at the Company's sole expense.


SECTION 9.  ADJUSTMENT OF EXERCISE PRICE; NUMBER OF WARRANT SHARES AND SHARES OF
            --------------------------------------------------------------------
CAPITAL STOCK WARRANTS ARE EXERCISABLE INTO. The number and kind of securities
- -------------------------------------------
purchasable upon the exercise of each Warrant, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter described.

     9.1    Mechanical Adjustments. The number of Warrant Shares purchasable
            ----------------------
upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

            (a)  Adjustment for Change in Capital Stock. Subject to paragraphs
                 --------------------------------------
(f) and (h) below, in case the Company shall (i) pay a dividend on its outstanding shares of Common Stock in shares of Common Stock or make a distribution of shares of Common Stock on its outstanding shares of Common Stock, (ii) make a distribution on its outstanding shares of Common Stock in shares of its capital stock other than Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (v) issue, by reclassification of its shares of Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity), then the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Holder would have owned or have been entitled to receive upon the happening of any of the events described above had such Warrant been exercised in full immediately prior to the happening of such event or any record date with respect thereto. If a Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of Warrants, the allocation of the adjusted Exercise Price between such classes of capital stock shall be determined reasonably and in good faith by the Board of Directors of the Company. After such allocation, the exercise privilege and the Exercise Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms substantially identical to those applicable to Common Stock in this Section 9. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the record date for such event or, if none, immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

            (b)  Adjustment for Rights Issue. Subject to paragraphs (f) and (h)
                 ---------------------------
below, in case the Company shall issue rights, options or warrants (collectively, "Rights") to all holders of its outstanding Common Stock
                ------
entitling them to subscribe for or purchase shares of Common Stock at a Price Per Share (as defined in paragraph (e) below) which is lower at the record date mentioned below than the then Current Market Price (as defined in paragraph (e) below) per share of Common Stock, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the additional Number of Shares (as defined in paragraph (e) below) of Common Stock offered for subscription or purchase in connection with such Rights and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate Proceeds (as defined in paragraph (e) below) received or receivable by the Company upon exercise of such Rights would purchase at the Current Market Price per share of Common Stock at such record date. Such adjustment shall be made whenever Rights are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive Rights.

            (c)  Adjustment for Other Distributions. Subject to paragraphs (f)
                 ----------------------------------
and (h) below, in case the Company shall distribute to all holders of its shares of Common Stock (x) evidences of indebtedness or assets (excluding cash dividends or distributions payable out of the consolidated earnings or surplus legally available for such dividends or distributions and dividends or distributions referred to in paragraphs (a) or (b) above) of the Company or any corporation or other legal entity a majority of the voting equity or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), or (y) shares of capital stock of a Subsidiary (such evidences of
 ----------
indebtedness, assets and securities as set forth in clauses (x) and (y) above, collectively, "Assets"), then in each case the number of Warrant Shares
               ------
thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the date of such distribution and the denominator of which shall be such Current Market Price per share of Common Stock less the fair value as of such record date as determined reasonably and in good faith by the Board of Directors of the Company of the portion of the Assets applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

            (d)  Adjustment for Common Stock and Convertible Securities Issue.
                 ------------------------------------------------------------
Subject to paragraphs (f) and (h) below, in case the Company shall issue shares of its Common Stock, or securities convertible into, or exchangeable or exercisable for Common Stock or Rights to subscribe for or purchase such securities (collectively, "Convertible Securities") (excluding the issuance of
                           ----------------------
(i) Common Stock or Convertible Securities issued in any of the transactions described in paragraphs (a), (b) or (c) above or (ii) Warrant Shares issued upon the exercise of the Warrants, at a Price Per Share of Common Stock, in the case of the issuance of Common Stock, or at a Price Per Share of Common Stock initially deliverable upon conversion or exercise of exchange of such Convertible Securities, in each case, together with any other consideration received by the Company in connection with such issuance, below the then Current Market Price per share of Common Stock on the date the Company fixed the offering, conversion or exercise or exchange price of such additional shares, then the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding on such date plus the additional Number of Shares of Common Stock offered for subscription or purchase and the denominator of which shall be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate Proceeds of the total amount of Convertible Securities so offered would purchase at the Current Market Price Per Share of Common Stock at such record date. In case the Company shall issue and sell Convertible Securities for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "Price Per Share" of Common Stock and the "consideration received by the Company" for purposes of the first sentence and the immediately preceding sentence of this paragraph (d), the Board of Directors of the Company shall reasonably and in good faith determine the fair value of such property. The determination of whether any adjustment is required under this paragraph (d), by reason of the sale and issuance of any Convertible Securities and the amount of such adjustment, if any, shall be made at such time and not at the subsequent time of issuance of shares of Common Stock upon the exercise, conversion or exchange of Convertible Securities.

            (e)  Current Market Price; Price Per Share. (i) For the purpose of
                 -------------------------------------
any computation under Section 4.2 hereof or this Section 9.1, the "Current
                                                                   -------
Market Price" per share of Common Stock at any date shall be the average of the
- ------------
daily closing prices for the 20 consecutive trading days preceding the date of such computation. The closing price for each day shall be (x) if the Common Stock shall be then listed or admitted to trading on the New York Stock Exchange, the closing price on the NYSE -Consolidated Tape (or any successor composite tape reporting transactions on the New York Stock Exchange) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, or if the Common Stock shall be listed on a stock exchange other than the New York Stock Exchange, the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock have been traded during such 20 consecutive trading days) or (y) if the Common Stock is not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by The Nasdaq National Market or any comparable system or, if the Common Stock is not included for quotation in The Nasdaq National Market or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected reasonably and in good faith from time to time by the Board of Directors for that purpose. In the absence of one or more such quotations, the Current Market Price per share of the Common Stock shall be determined reasonably and in good faith by the Board of Directors of the Company.

           (ii)  For purposes of this Section 9.1, "Price Per Share" shall be
                                                    ---------------
defined and determined according to the following formula:

                 P  = R/N

                 where

                 P  = Price Per Share;

                 R  = the "Proceeds" received or receivable by the Company which
                      (x) in the case of shares of Common Stock is the total amount received or receivable by the Company in consideration for the issuance and sale of such shares;
                      (y) in the case of Rights or of Convertible Securities with respect to shares of Common Stock, is the total amount received or receivable by the Company in consideration for the issuance and sale of Rights or such Convertible Securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such Convertible Securities, payable to the Company upon exercise, conversion or exchange thereof; and (z) in the case of Rights to subscribe for or purchase such Convertible Securities, is the total amount received or receivable by the Company in consideration for the issuance and sale of such Rights plus the minimum aggregate amount of additional consideration, other than the surrender of such Convertible Securities, payable upon the conversion or exchange or exercise of such Convertible Securities, provided that in each case the proceeds
                                  --------
                      received or receivable by the Company shall be the net cash proceeds after deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services; and

                 N  = the "Number of Shares," which (x) in the case of Common
                      Stock is the number of shares issued; and (y) in the case of Rights or of Convertible Securities with respect to shares of Common Stock, is the maximum number of shares of Common Stock initially issuable upon exercise, conversion or exchange thereof.

            (f)  When De Minimis Adjustment May Be Deferred. No adjustment in
                 ------------------------------------------
the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant, provided that any adjustments which by reason of this paragraph (f) are not
- --------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a Warrant Share and the nearest cent.

            (g)  Adjustment in Exercise Price. Whenever the number of Warrant
                 ----------------------------
Shares purchasable upon the exercise of each Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of each Warrant immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares purchasable immediately thereafter.

            (h)  When No Adjustment Required. No adjustment in the number of
                 ---------------------------
Warrant Shares purchasable upon the exercise of each Warrant need be made under this Section 9.1 in connection with: (i) the issuance of Common Stock, options, rights, warrants or other securities pursuant to the Plan; (ii) shares of Common Stock, options, rights, warrants or other securities issued pursuant to any plan adopted by the Company or its subsidiaries for the benefit of employees or directors; (iii) shares of Common Stock, options, rights, warrants or other securities issued pursuant to any share purchase rights plan adopted by the Company; (iv) any issuance of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock pursuant to an underwritten public offering for a price per share of Common Stock in the case of an issuance of shares of Common Stock, or for a price per share of Common Stock initially deliverable upon conversion or exchange of such securities, that is equal to or greater than 95% of the Current Market Price per share of Common Stock on the date the Company fixed the offering, conversion or exchange price of such additional shares of Common Stock; (v) sales of Common Stock pursuant to a plan adopted by the Company for reinvestment of dividends or interest; or (vi) shares of Common Stock issued to shareholders of any corporation that is acquired by, merged into or made a part or subsidiary of the Company in an arm's-length transaction. Additionally, no adjustment need be made if the Company issues or distributes to each Holder of Warrants the shares, rights, options, warrants, evidences of indebtedness, assets or other securities referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised for the number of Warrant Shares for which Warrants are then exercisable prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares will be made for a change in the par value of the shares of Common Stock.

            (i)  Shares of Common Stock. For all purposes of this Agreement,
                 ----------------------
the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 9.1, the Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms substantially identical to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (h) above, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to any such other securities.

            (j)  Expiration of Rights, etc. Upon the expiration of any Rights
                 -------------------------
or conversion or exchange or exercise rights, if any thereof shall not have been exercised, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights or conversion or exchange or exercise rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights or conversion or exchange or exercise rights whether or not exercised, provided that no such
                                                      --------
readjustment shall have the effect of increasing the Exercise Price or decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such Rights or conversion or exchange or exercise rights.

     9.2    Voluntary Adjustment by the Company. The Company may at its option,
            -----------------------------------
at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

     9.3    Notice of Adjustment. Whenever the number of Warrant Shares
            --------------------
purchasable upon the exercise of each Warrant or the Exercise Price of Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail to each Holder, at the sole expense of the Company by first class mail, postage prepaid, notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accounts (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth in reasonable detail the computations by which such adjustment was made. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder requesting an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable on exercise of Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

     9.4    Preservation of Purchase Rights upon Merger or Consolidation. In
            ------------------------------------------------------------
case of any consolidation of the Company with or merger of the Company into another entity, the Company or such successor entity shall execute and deliver to the Warrant Agent an agreement, which shall be binding on the Holders, that each Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action (after giving effect to any applicable adjustments under Section 9.1 hereof) to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which such Holder would have owned or have been entitled to receive after the happening of such consolidation or merger had such Warrant been exercised immediately prior to such action. The Company shall at its sole expense mail by first class mail, postage prepaid, to each Holder notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be substantially identical to the adjustments provided for in this Section 9. In addition, the Company shall not merge or consolidate with or into, any other entity unless the successor entity (if not the Company), shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrant Agent in its sole judgment and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. The provisions of this
Section 9.4 shall similarly apply to successive consolidations or mergers. The Warrant Agent shall be under a good faith duty and responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

     9.5    Statement on Warrants. Irrespective of any adjustments in the
            ---------------------
Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same Exercise Price and number and kind of Warrant Shares as are stated in the Warrants initially issuable pursuant to this Agreement.


SECTION 10.  FRACTIONAL INTERESTS. Neither the Company nor the Warrant Agent
             --------------------
shall be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrants so exercised. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant, the Company shall pay an amount in cash equal to the closing price for one share of Common Stock on the date the Warrant Certificate is presented for exercise (determined in accordance with the second sentence of Section 9.1(e)(i) hereof), multiplied by such fraction.


SECTION 11.  NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS. Nothing contained
             ---------------------------------------------
in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

            In case:

            (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b) the Company shall authorize the distribution to all holders of shares of Common Stock of securities or assets (other than cash dividends); or

            (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of a substantial portion of the properties and assets of the Company for which approval of any stockholders of the Company is required, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each Holder at its address appearing on the Warrant Register, at least twenty (20) days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, as well as the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation, winding up or action, or the vote upon any of the foregoing.


SECTION 12.  PAYMENTS IN U.S. CURRENCY. All payments required to be made
             -------------------------
hereunder shall be made in lawful money of the United States of America.


SECTION 13.  MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT. Any
             ----------------------------------------------------------
corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporation trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 15 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall be fully valid and effective as provided therein and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall be fully valid and effective as provided therein and in this Agreement.


SECTION 14.  APPOINTMENT OF WARRANT AGENT. The Company hereby appoints the
             ----------------------------
Warrant Agent to act as agent for the Company hereunder and in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment.

     14.1   Concerning the Warrant Agent. The Warrant Agent undertakes the
            ----------------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of Warrant Certificates, shall be bound:

     14.2   Correctness of Statements. The statements contained herein and in
            -------------------------
the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as described the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates or Warrants except as herein otherwise provided.

     14.3   Breach of Covenants. The Warrant Agent shall not be responsible for
            -------------------
any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant to be complied with by the Company.

     14.4   Performance of Duties. The Warrant Agent may execute and exercise
            ---------------------
any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and shall not be responsible for the misconduct or negligence of any attorney or agent (which shall not include an employee of the Warrant Agent) appointed with due care.

     14.5   Reliance on Counsel. The Warrant Agent may consult at any time with
            -------------------
legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect to any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

     14.6   Proof of Actions Taken. Whenever in the performance of its duties
            ----------------------
under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     14.7   Compensation. The Company agrees to pay the Warrant Agent
            ------------
reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all reasonable expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement (including but not limited to legal fees and expenses), and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent or any of its agents in the performance of its duties under this Agreement, except as a result of the Warrant Agent's gross negligence or willful misconduct as determined in a final judgment of a court of competent jurisdiction and authority. The Company's obligations under this Section 14.6 and any claim arising hereunder shall survive the resignation or removal of the Warrant Agent and the termination or discharge of the Company's obligations under this Agreement.

     14.8   Legal Proceedings. The Warrant Agent shall be under no obligation
            -----------------
to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or any one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred or any liabilities which may arise, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action of any Holder under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

     14.9   Other Transactions in Securities of Company. The Warrant Agent and
            -------------------------------------------
any stockholders, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or any other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested or contract with or lend money to the Company or other wise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company of for any other legal entity.

     14.10  Liability of Warrant Agent. The Warrant Agent shall act hereunder
            --------------------------
solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

     14.11  Reliance on Documents. The Warrant Agent will not incur any
            ---------------------
lability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

     14.12  Validity of Agreement. The Warrant Agent shall not be under any
            ---------------------
responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof) or any Warrant; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Warrant Shares (or other securities) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other securities) will, when issued, be validly issued, fully paid and nonassessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or any Assets or other property issuable upon exercise of any Warrant.

     14.13  Instructions from Company. The Warrant Agent is hereby authorized
            -------------------------
and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer or officers.


SECTION 15.  CHANGE OF WARRANT AGENT. The Warrant Agent may resign and be
             -----------------------
discharged from its duties under this Agreement by giving to the Company thirty
(30) days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent and the Holders from the Company, such notice to specify the date when removal shall become effective. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or notification in writing of such registration or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant Certificate or Certificates for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or such a court, shall be a bank or trust Company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as Warrant Agent a combined capital and surplus of at least $100,000,000. After appointment and acceptance of such appointment in writing, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent with out further act or deed; but the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to file any notice provided for in this Section 15, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be. In the event of such resignation or removal, the successor Warrant Agent shall mail, by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor Warrant Agent.


SECTION 16.  NOTICES. Any notice pursuant to this Agreement by the Company or
             -------
by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing and shall be delivered in person or by facsimile transmission, or mailed first class, postage pre-paid, (a) to the Company, at its offices at Morrison Knudsen Plaza, Boise Idaho 83729, Attention:
_____________, Telecopier No.: _____________, or (b) to the Warrant Agent, at its offices at ______________________, Attention: __________________, Telecopier
No.: ________________. Each party hereto may from time to time change the address to which notices to its are to be delivered or mailed hereunder by notice to the other party.

     Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to such Holders at their respective addresses in the Warrant Register. The initial address of each Holder shall be as provided by the Company to the Warrant Agent. Any Holder may change its address by notice to the Company and the Warrant Agent given in accordance with this Section 16.

SECTION 17.  CANCELLATION OF WARRANTS. In the event the Company shall purchase
             ------------------------
or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrant certificate surrendered for exchange, substitution, transfer or exercise in whole or in part.

SECTION 18.  SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may
             --------------------------
from time to time supplement or amend this Agreement, the Warrants and the Warrant Certificates without approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to comply with the requirements of any national securities exchange or The Nasdaq National Market (including but not limited to the deletion of Section 9.2), or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and this Agreement. Any other supplement or amendment to this Agreement may be made with the approval of the Holders of a majority of the then outstanding Warrants; provided, however, that any such amendment or supplement that (i) increases the Exercise Price; (ii) decreases the number of shares of Common Stock issuable upon exercise of a Warrant; or (iii) shortens the period during which the Warrants may be exercised shall require the consent of each Holder of a Warrant affected thereby.


SECTION 19.  SUCCESSORS. All the covenants and provisions of this Agreement by
             ----------
or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors hereunder.


SECTION 20.  APPLICABLE LAW. This Agreement and each Warrant issued hereunder
             --------------
shall be governed by and construed in accordance with the laws of the state of Delaware without giving effect to the principles of conflict of laws thereof.


SECTION 21.  BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be
             --------------------------
construed to give to any person or corporation other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective successors and the Holders of the Warrants.


SECTION 22.  COUNTERPARTS. This Agreement may be executed in any number of
             ------------
counterparts; each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


SECTION 23.  CAPTIONS. The captions of the Sections and subsections of this
             --------
Agreement have been inserted for convenience only and shall have no substantive effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                                        MORRISON KNUDSEN CORPORATION



                                        By:___________________________________
                                           Name:
                                           Title:

                                        [NORWEST BANK MINNESOTA, N.A.,]
                                        as Warrant Agent



                                        By:___________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A
                          FORM OF WARRANT CERTIFICATE

No. ____________________                           ____________________ Warrants

                              Warrant Certificate

                         MORRISON KNUDSEN CORPORATION

     This Warrant Certificate certifies that _______________________________, or registered assigns, is the registered holder of __________________________ Warrants (the "Warrants") expiring at 5:00 p.m., New York City time, on __________ ___, 2001 (the "Expiration Date"), to purchase Common Stock, $.01 par value per share (the "Common Stock"), of MORRISON KNUDSEN CORPORATION, a Delaware corporation (the "Company"). The Warrants may be exercised at any time from 9:00 a.m., New York City time, on _________ ___, 1996 to 5:00 p.m., New
York City time, on the Expiration Date. Each Warrant entitles the holder upon exercise to receive from the Company, if exercised before 5:00 p.m., New York City time, on the Expiration Date, one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the Exercise Price (as defined in the Warrant Agreement referred to on the reverse side hereof), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

     WARRANTS NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON __________ ___, 2001 SHALL BECOME VOID.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

     IN WITNESS WHEREOF, MORRISON KNUDSEN CORPORATION has caused this Warrant Certificate to be duly executed.


                                      MORRISON KNUDSEN CORPORATION


                                      By:______________________________________
                                             Title:

Dated:_______________________________


Countersigned:

[NORWEST BANK MINNESOTA, N.A.,] as
Warrant Agent


By:__________________________________
       Authorized Signatory

                         [Form of Warrant Certificate]

                                   [Reverse]

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date entitling the holder on exercise to receive shares of Common Stock of the Company and are issued or to be issued pursuant to a Warrant Agreement dated as of _________________, 1996 (the "Warrant Agreement"), duly executed and delivered by the Company to [Norwest Bank Minnesota, N.A.,] a national banking association, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. By accepting initial delivery, transfer or exchange of this Warrant, the duly registered holder shall be deemed to have agreed to the terms of the Warrant Agreement as it may be in effect from time to time, including any amendments or supplements duly adopted in accordance therewith.

     The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in the manner described below at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

     Payment of the Exercise Price may be made in cash by wire transfer to the Warrant Agent for the account of the Company or by certified or official bank check or checks to the order of the Company or by any combination thereof.

     The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon the exercise of each Warrant, and the Exercise Price of each Warrant, may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

     Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                                 PURCHASE FORM
                                 -------------

     The undersigned hereby irrevocably elects to exercise this Warrant, according to the terms and conditions hereof, to the extent of purchasing _______________ shares of Common Stock and hereby makes payment of $_________ in payment of the exercise price thereof. If the number of shares shall not be all of the shares purchasable under this Warrant, a new Warrant Certificate for the balance remaining shall be issued in the name of the undersigned or its assignee as indicated on the Assignment Form.


Dated:  ________________________


                    INSTRUCTIONS FOR REGISTRATION OF STOCK
                    --------------------------------------


Name: __________________________________________________________________________
                 (please typewrite or print in block letters)

Address:     ___________________________________________________________________

       Signature:     __________________________________________________________
                      Note: The signature must conform in all respects to name of holder as specified on the face of this Warrant
                      Certificate


       Signature Guaranteed:

                                ASSIGNMENT FORM
                                ---------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Name:  _________________________________________________________________________
                 (please typewrite or print in block letters)

Address:     ___________________________________________________________________

its right to purchase ____________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


Dated:___________________

______________________________________________     Signature:______________________________________
Social Security or other identifying number of                   Note:  The signature must
holder                                                           conform in all respects to name of
                                                                 holder as specified on the face of
                                                                 this Warrant Certificate

Signature Guaranteed:

                                                                       EXHIBIT 3

                         REGISTRATION RIGHTS AGREEMENT


                                     AMONG

                         MORRISON KNUDSEN CORPORATION

                                      AND

                   THE HOLDERS OF STOCK LISTED ON SCHEDULE 1



                                DATED:   , 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1.     Definitions...................................................  1

Section 2.     Registration under the Securities Act.........................  5

Section 3.     Rule 144...................................................... 19

Section 4.     Term.......................................................... 20

Section 5.     Amendments and Waivers........................................ 20

Section 6.     Entire Agreement.............................................. 20

Section 7.     No Third-Party Beneficiary.................................... 20

Section 8.     Invalid Provisions............................................ 20

Section 9.     Nominees for Beneficial Owners................................ 21

Section 10.    Notices....................................................... 21

Section 11.    Assignment.................................................... 22

Section 12.    Descriptive Headings; Section References...................... 22

Section 13.    Specific Performance.......................................... 22

Section 14.    Governing Law................................................. 22

Section 15.    Attorneys' Fees............................................... 22

Section 16.    Termination of Certain Rights................................. 22

Section 17.    No Inconsistent Agreements.................................... 23

Section 18.    Requisite Holders............................................. 23

Section 19.    Counterparts.................................................. 23

                                      (i)

                         REGISTRATION RIGHTS AGREEMENT

               Registration Rights Agreement (the "Agreement") made and entered into as of ____________ ____, 1996, among Morrison Knudsen Corporation (formerly Washington Construction Group, Inc.), a Delaware corporation (the "Company") and the holders of stock of the Company listed on Schedule 1 ("Investors").

               This Agreement is made pursuant to the Restructuring and Merger Agreement (the "Merger Agreement") dated as of ___________, 1996, between the Company and Morrison Knudsen Corporation, a Delaware corporation ("Morrison Knudsen").

               NOW THEREFORE, in consideration of the foregoing and to implement the terms of the Merger Agreement, the parties hereby agree as follows:

SECTION 1.     DEFINITIONS

               Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Merger Agreement. The following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

               "Affiliate" means (i) when used with reference to any partnership, any Person that, directly or indirectly through one or more intermediaries, owns or controls 10% or more of either the capital or profit interests of such partnership or is a general partner of such partnership or is a Person in which such partnership has a 10% or greater direct or indirect equity interest and (ii) when used with reference to any corporation, any Person that, directly or indirectly owns or controls 10% or more of the outstanding voting securities of such corporation or is a Person in which such corporation has a 10% or greater direct or indirect equity interest. In addition, the term "Affiliate," when used with reference to any Person, also means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person. As used in the preceding sentence, (A) the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the entity referred to, whether through ownership of voting securities, by contract or otherwise, and (B) the terms "controlling"" and "controls" shall have meanings correlative to the foregoing.

               "Affiliate of the Company" has the meaning ascribed to the term "affiliate" in Rule 144(a)(1) promulgated by the SEC pursuant to the Securities Act, and any successor rule thereto.

               "Agreement" means this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

               "Business Day" means any day other than (a) a Saturday or Sunday,
(b) any day on which banking institutions located in the City of New York, New York are required or authorized by law or by local proclamation to close or (c) any day on which the New York Stock Exchange is closed.

               "Commercially Reasonable Efforts" when used with respect to any obligation to be performed or term or provision to be observed hereunder, means such efforts as a prudent Person seeking the benefits of such performance or action would make, use, apply or exercise to preserve, protect or advance its rights or interests, provided, that such efforts do not require such Person to incur a material financial cost or a substantial risk of material liability unless such cost or liability (i) would customarily be incurred in the course of performance or observance of the relevant obligation, term or provision, (ii) is caused by or results from the wrongful act or negligence of the Person whose performance or observance is required hereunder or (iii) is not excessive or unreasonable in view of the rights or interests to be preserved, protected or advanced. Such efforts may include, without limitation, the expenditure of such funds and retention by such Person of such accountants, attorneys or other experts or advisors as may be necessary or appropriate to effect the relevant action; the undertaking of any special audit or internal investigation that may be necessary or appropriate to effect the relevant action; and the commencement, termination or settlement of any action, suit or proceeding involving such Person to the extent necessary or appropriate to effect the relevant action.

               "Common Stock" means the Common Stock of the Company.

               "Demand Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.1 hereof.

               "Effective Date" means the effective date of the Plan as provided for therein.

               "Holders" means, subject to Section 9 hereof, the holders of record of Registrable Securities, or, in the case of explicit references to holders of securities of the Company other than Registrable Securities, the record holders of such securities.

               "Indemnified Party" has the meaning ascribed to such term in
Section 2.6(a) hereof.

               "Loss" has the meaning ascribed to such term in Section 2.6(a) hereof.

               "Material Adverse Change" means (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States of America, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States of America, (iii) the commencement of a war, armed hostilities or other international or national calamity involving the United States of America, (iv) any limitation (whether or not mandatory) by any governmental authority on, or any other event which materially affects the extension of credit by banks or other financial institutions, (v) any material adverse change in the Company's business, condition (financial or otherwise) or prospects or (vi) a 15% or more decline in the Dow Jones Industrial Average or the Standard and Poor's Index of 500 Industrial Companies, in each case from the date a Notice of Demand is made.

               "Notice of Demand" means a request by Holders pursuant to Section
2.1 hereof that the Company effect the registration under the Securities Act of the Registrable Securities which specifies: (i) the intended method or methods and plan of disposition of the Registrable Securities and (ii) whether or not such requested registration is to be an underwritten offering.

               "Participating Holders" means, with respect to the Registration of Registrable Securities by the Company pursuant to this Agreement, the Requesting Holders and any other Holders that are entitled to participate in, and are participating in or seeking to participate in, such registration.

               "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority or any other entity or organization.

               "Piggyback Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.2 hereof.

               "Plan" means the joint Chapter 11 plan of reorganization of Morrison Knudsen and certain of its subsidiaries as described in the Merger Agreement.

               "Registered Address" has the meaning set forth in Section 2.1(c) hereof.

               "Registrable Securities" means the Common Stock acquired by the Investors pursuant to the Plan or held by any Investor or any of the respective Successors or the permitted assigns of any Investor, including, without limitation, (a) any share of Common Stock issued or issuable on the Effective Date, and (b) any securities issued or issuable with respect to Registrable Securities, whether by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise provided that, (i) if the

Common Stock or any securities issued with respect thereto are listed on any national securities exchange or included in any interdealer quotation system, then only such securities held by Persons who are deemed to be "underwriters" or "affiliates" of the Company for purposes of the Securities Act shall be deemed to be Registrable Securities and (ii) that with respect to any permitted transferee of such securities, only such securities held by permitted transferees that have complied with the assignment requirements of Section 11 shall be deemed to be Registrable Securities. As to any particular Registrable Securities, once issued such securities will cease to be Registrable Securities when a registration statement with respect to the resale of such securities has become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement.

               "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all registration, filing, securities exchange listing, rating agency and National Association of Securities Dealers, Inc. fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws of all jurisdictions in which the securities are to be registered and any legal fees and expenses incurred in connection with the blue sky qualifications of the Registrable Securities and the determination of their eligibility for investment under the laws of all such jurisdictions,
(c) all word processing, duplicating, printing, messenger and delivery expenses,
(d) the fees and disbursements of counsel for the Company and of its independent public accountants, including, without limitation, the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred by the Holders of the Registrable Securities being registered for one counsel or firm of counsel selected by the Requisite Holders of such Registrable Securities, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered to the extent the Company elects to obtain such insurance, (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered) and (h) fees and expenses of other Persons retained or employed by the Company.

               "Registration Statement" means a registration statement filed under the Securities Act pursuant to Section 2.1 hereof in accordance with
Section 2.3(a) hereof, including but not limited to a Shelf Registration Statement.

               "Requesting Holder" means each party providing a Notice of Demand to the Company pursuant to Section 2.1(a).

               "Requisite Holders" means any Holder or Holders of a majority in interest of the Registrable Securities included or to be included in a registration or other relevant action, as the case may be.

               "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

               "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

               "Shelf Period" has the meaning ascribed to such term in Section 2.1(d) hereof.

               "Shelf Registration Statement" means a Registration Statement filed under Rule 415 under the Securities Act.

               "Successor" means, with respect to any Person, a successor to such Person by merger, consolidation, liquidation or other similar transaction.

               "Suspension Notice" has the meaning ascribed to such term in
Section 2.3(h) hereof.

               "Suspension Period" has the meaning ascribed to it such term
Section 2.3(h) hereof.

               "Underwriter" has the meaning ascribed to such term in Section 2 of the Securities Act.

SECTION 2.     REGISTRATION UNDER THE SECURITIES ACT

          2.1  DEMAND REGISTRATION

               (a) DEMAND FOR REGISTRATION. As soon as practicable following the Company's receipt of a Notice of Demand from Holders holding at least 5,000,000 shares of the Registrable Securities (subject to appropriate adjustments in the case of stock splits), the Company shall prepare and file a Registration Statement covering the Registrable Securities that the Company has been requested to register (whether pursuant to the Notice of Demand or pursuant to notice provided under Section 2.1(c) hereof) and shall use Commercially Reasonable Efforts to cause the Registration Statement to become effective within one hundred eighty (180) days of its receipt of such Notice of Demand. The Holders are entitled to a maximum of two Demand Registrations under this
Section 2.1 during the term of this Agreement; provided, however, that the Holders may not make a second demand for registration until twelve (12) months after the date on which the Registration Statement filed pursuant to the first demand for registration shall have been declared effective; and provided further, however, that the Holders may not make a second demand for registration if the average daily trading volume of the Company's Common Stock on the securities exchange on which the Common Stock is then listed shall have been one hundred thousand (100,000) shares per day for any consecutive twenty (20) business day period preceding such second demand.

               (b) LIMITATIONS ON DEMAND REGISTRATION. In the event that the Requesting Holders determine for any reason (other than at the request or recommendation of the Company or the underwriter or due to the occurrence of a Material Adverse Change) not to proceed with a registration of Common Stock requested pursuant to this Section 2.1 at any time before the Registration Statement has been declared effective by the SEC, and such Registration Statement, if theretofore filed with the SEC, is withdrawn with respect to the Common Stock covered thereby, and such Holders reimburse the Company for all fees, costs and expenses in connection therewith, then the Holders shall not be deemed to have exercised their right to a Demand Registration pursuant to this
Section 2.1 with respect to such withdrawn Registration Statement. If the Holders determine not to proceed with such a registration upon the request or recommendation of the Company or the underwriter or due to the occurrence of a Material Adverse Change, the Holders will not be required to reimburse the Company for its fees, costs and expenses and the Holders shall not be deemed to have exercised their right to a Demand Registration pursuant to this Section 2.1 with respect to such registration.

               (c) NOTICE TO HOLDERS. Upon receipt of any Notice of Demand, the Company will give prompt notice (but in any event within fifteen (15) days after such receipt) to all Holders of Registrable Securities at the address provided to the Company in Schedule 1 or as otherwise furnished in writing to the Company for purposes of this Agreement (the "Registered Address") of the Notice of Demand and of the Holders' rights under this Section 2.1. Upon the written request of any such Holder made within twenty (20) days after the receipt by that Holder of the notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof) the Company shall use Commercially Reasonable Efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered.

               (d) CONTINUOUS EFFECTIVENESS OF REGISTRATION STATEMENTS. Once a Registration Statement is effective pursuant to Section 2.1(a) hereof, the Company shall use Commercially Reasonable Efforts to cause such Registration Statement to remain continuously effective (i) in the case of a Registration Statement other than a Shelf Registration Statement, until the earlier of (x) the two (2) month anniversary of the date such Registration Statement is declared effective by the SEC and (y) the date on which all of the Registrable Securities covered by such Registration Statement have been sold; and (ii) in the case of a Shelf Registration Statement, until the earlier of (x) six (6) months following the date such Shelf Registration Statement is declared effective by the SEC and (y) the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold, but in no event (in either case) prior to the expiration of the applicable period referred to in
Section 4(3) of the Securities Act and Rule 174 thereunder (such period being defined as the "Effective Period" with respect to any such Registration Statement other than a Shelf Registration Statement and as the "Shelf Period" with respect to any such Shelf Registration Statement); provided, however, that
(x) with respect to any Registration Statement the Company may suspend use of such Registration Statement at any time if the continued effectiveness thereof would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Company shall have determined in good faith is not in the best interests of the Company and its stockholders (provided the Effective Period or Shelf Period, as the case may be, shall be extended by the number of days of any such suspension) and (y) with respect to any Registration Statement the Company may suspend use of any such Registration Statement during any period if each of the Company and the Requisite Holders of the Registrable Securities covered by such Registration Statement consents in writing to such suspension for such period.

               (e) PRIORITY IN DEMAND REGISTRATIONS. If a registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter of such underwritten offering advises the Company in writing (with a copy to each Participating Holder) of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within an acceptable price range, then the amount of securities to be sold in such offering shall be reduced in accordance with the advice of such managing underwriter. In the case of any such reduction, then the Company shall include in such Demand Registration that amount of Registrable Securities that the Company is so advised can be sold in (or during the time of) the offering, as follows: first, Registrable Securities of any Participating Holder that is an "underwriter" or and "affiliate" of the Company in an amount sufficient to include all the shares of Registrable Securities offered by such Participating Holder or an amount sufficient to reduce the amount of such Participating Holder's Registrable Securities held after the offering to a level that would cause such Participating Holder to no longer be an "underwriter" or an "affiliate" of the Company, whichever amount is less; second, such Registrable Securities requested to be included in such Registration Statement by any other Participating Holder, pro rata on the basis of the amount of such securities held by such other holder; and third, all other securities of the Company duly requested to be included in such Registration Statement.

          2.2  PIGGYBACK REGISTRATION

               (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration on Form S-4 or Form S-8 or any successor or similar form then in effect and other than pursuant to Section 2.1 hereof) in a form and in a manner that would permit registration of the Registrable Securities, whether or not for sale for its own account, it will give prompt (but in no event less than 30 days prior to the proposed date of filing the registration statement relating to such registration) notice to all Holders of Registrable Securities of the Company's intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within twenty (20) days after the receipt by that Holder of the notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company shall use Commercially Reasonable Efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of the equity securities, the Company may, at its election, give notice of that determination to each such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay all Registration Expenses in connection therewith as provided in Section 2.3(b) hereof), without prejudice, however, to the right of the Holders to request that such registration be effected as a Demand Registration in accordance with
Section 2.1 hereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other equity securities. No registration effected under this Section 2.2 will be deemed to have been effected pursuant to Section 2.1 hereof (except for any right to a Demand Registration which may be exercised pursuant to the last clause of subsection
(i) of the preceding sentence) or will relieve the Company of its obligation to effect a Demand Registration in accordance with Section 2.1. hereof.

               (b) PRIORITY IN PIGGYBACK REGISTRATIONS. If a registration pursuant to this Section 2.2 involves an underwritten offering and the managing underwriter of such underwritten offering advises the Company in writing (with a copy to each Participating Holder) of its belief that the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within an acceptable price range, then the Company will include in such registration that amount of securities which the Company is so advised can be sold in (or during the time of) the offering as follows: first, all securities proposed by the Company to be sold for its own account; second, Registrable Securities of any Participating Holder that has properly requested that its Registrable Securities be included in such registration and that is an "underwriter" or an "affiliate" of the Company in an amount sufficient to include all the Registrable Securities offered by such Participating Holder or an amount sufficient to reduce the amount of such Participating Holder's Registrable Securities held after the offering to a level that would cause such Participating Holder to no longer be an "underwriter" or an "affiliate" of the Company, whichever amount is less; third, such Registrable Securities requested to be included in such registration statement by any other Participating Holder, pro rata on the basis of the amount of such securities held by such other Participating Holder; and "fourth", all other securities of the Company duly requested to be included in such registration statement.

          2.3  REGISTRATION TERMS AND PROCEDURES

               (a)  REGISTRATION STATEMENT FORM.  Registrations under Section
2.1 hereof shall be on Form S-1 or Form S-3 (if use of such a form is then available to cover resales of the Registrable Securities) or such other appropriate form of the SEC as shall permit the sale, resale or other disposition of such Registrable Securities in accordance with the intended method or methods of disposition.

               (b) REGISTRATION EXPENSES. Subject to Section 2.3(f) hereof, the Company will pay all Registration Expenses incurred in connection with a registration to be effected (whether or not effected or deemed effected pursuant to subsection (c) below) pursuant to Sections 2.1 hereof or 2.2 hereof.

               (c) EFFECTIVENESS OF CERTAIN DEMAND REGISTRATIONS. A Demand Registration will not be deemed to have been effected under Section 2.1 hereof unless the Registration Statement with respect thereto has been declared effective by the SEC and, subject to Section 2.3(g)(ii) hereof, (i) in the case of a Registration Statement other than a Shelf Registration Statement, such Registration Statement remains effective until the earlier of (x) forty-five
(45) days of the date such Registration Statement is declared effective by the SEC and (y) the date on which all of the Registrable Securities covered by such Registration Statement have been sold; and (ii) in the case of a Shelf

Registration Statement, such Shelf Registration Statement remains effective until the earlier of six (6) months from its effective date (subject to extension as contemplated by Section 2.1(d) and the last sentence of Section 2.3(h)(ii) hereof) or the date on which all of the Registrable Securities covered by such Shelf Registration Statement have been sold; provided, however, in either case, that if (x) after such registration statement has been declared effective, the marketing of Registrable Securities offered pursuant to such registration statement is materially disrupted or adversely affected as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court (for reasons other than a misrepresentation or omission by any Requesting Holder or any Participating Holder) or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration have not been satisfied (for reasons other than a wrongful or bad faith act, omission or misrepresentation by any Requesting Holder or any Participating Holder), such registration statement will be deemed not to have become effective. If a registration pursuant to Section 2.1 hereof is deemed not to have been effected hereunder, then the Company shall continue to be obligated to effect the remaining number of unused Demand Registrations in accordance with Section 2.1 hereof.

               (d) SELECTION OF UNDERWRITER. If, in connection with a registration effected pursuant to Section 2.1 hereof, the Requisite Holders so elect, the offering of Registrable Securities pursuant to Section 2.1 hereof shall be in the form of an underwritten offering. If the Requisite Holders so elect, they shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering, provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

               (e)  LIMITATION ON SHELF REGISTRATION STATEMENTS.
Notwithstanding the provisions of Section 2.1 hereof, only those Participating Holders who are deemed to be "underwriters" or "affiliates" of the Company for purposes of the Securities Act shall be permitted to demand the registration of Registrable Securities pursuant to a Shelf Registration Statement.

               (f) WITHDRAWAL. Any Holder participating in a registration pursuant to this Agreement shall be permitted to withdraw all or part of its Registrable Securities from such registration at any time prior to the effective date of the registration statement covering such securities; provided that, in the event of a withdrawal from a registration effected pursuant to Section 2.1 hereof, such registration shall be deemed to have been effected for purposes of the first sentence of Section 2.1(b) hereof except as otherwise provided in
Section 2.1(b) hereof.

               (g) REGISTRATION PROCEDURES. In connection with the Company's obligations to register Registrable Securities pursuant to this Agreement, the Company will use Commercially Reasonable Efforts to effect such registration so as to permit the sale, resale or other disposition of any Registrable Securities included in such registration in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                    (i) prepare and (as soon thereafter as practicable) file with the SEC the requisite registration statement containing all information required thereby to effect such registration and thereafter use Commercially Reasonable Efforts to cause such registration statement to become and remain effective in accordance with the terms of this Agreement, provided that as far in advance as practicable before filing such registration statement or any amendment, supplement or exhibit thereto (but, with respect to the filing of such registration statement, in no event later than seven (7) days prior to such filing), the Company will furnish to the Participating Holders or their counsel copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits, which shall be made available upon request by any Participating Holder), and any such Holder shall have the opportunity to object to any information contained therein and the Company will make the corrections reasonably requested by such Holder, in writing, with respect to information relating to such Holder or the plan of distribution of the Registrable Securities prior to filing any such registration statement, amendment, supplement or exhibit;

                    (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith (A) as reasonably requested by any Participating Holder, in writing, to which such registration statement relates (but only to the extent such request relates to information with respect to such Holder) and (B) as may be necessary to keep such registration statement effective (x) during the Effective Period in the case of a Registration Statement other than a Shelf Registration Statement and (y) during the Shelf Period in the case of a Shelf Registration Statement, and comply with the provisions of the Securities Act with respect to the sale, resale or other disposition of all securities covered by such registration statement during such period in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such registration statement;

                    (iii) furnish to each Holder covered by, and each underwriter or agent participating in the disposition of securities under, such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference, which exhibits and documents shall be furnished to any such Person upon request), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act relating to such Holder's Registrable Securities, in conformity with the requirements of the Securities Act, and such other documents as such Holder, underwriter or agent may reasonably request to facilitate the disposition of such Registrable Securities;

                    (iv) use Commercially Reasonable Efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under all applicable blue sky and other securities laws, and to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any jurisdiction;

                    (v) use Commercially Reasonable Efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities applicable to the Company as may be reasonably necessary to enable the seller or sellers thereof (or underwriter or agent, if any) to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement;

                    (vi) promptly notify each Participating Holder at its Registered Address and any underwriter or agent participating in the disposition of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event known to the Company as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to such Holder (or underwriter or agent, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                    (vii) otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen (15) months) after the effective date of the registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each Holder covered by such registration statement or any participating underwriter or agent a copy of any amendment or supplement to such registration statement or prospectus five
(5) calendar days (or such
shorter period as may be practicable under the circumstances) prior to the filing thereof with the SEC;

                    (viii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                    (ix) use Commercially Reasonable Efforts to, on or prior to the effective date of such registration statement, list the Registrable Securities covered by such registration statement on any securities exchange on which the Registrable Securities are then listed;

                    (x) cooperate with each Participating Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.;

                    (xi) use Commercially Reasonable Efforts to prevent the issuance by the SEC or any other governmental agency or court of a stop order, injunction or other order suspending the effectiveness of such registration statement and, if such an order is issued, use Commercially Reasonable Efforts to cause such order to be lifted as promptly as practicable;

                    (xii) take such other actions as the Requisite Holders of such Registrable Securities shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                    (xiii) promptly notify each Participating Holder and each underwriter or agent, if any:

                            (A)  when such registration statement or any
prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                            (B)  of any written comments from the SEC with
respect to any filing referred to in clause (A) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus;

                            (C)  of the notification to the Company by the SEC
of its initiation of any proceeding with respect to, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and

                            (D)  of the receipt by the Company of any
notification with respect to the suspension of the qualification of any Registrable Securities for sale, resale or other disposition under the applicable securities or blue sky laws of any jurisdiction;

                    (xiv) cooperate with each Participating Holder and each underwriter or agent participating in the distribution of such Registrable Securities to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends, other than as required by applicable law) representing securities sold under a registration statement hereunder, and enable such securities to be in such denominations and registered in such names as such seller, underwriter or agent may request and keep available and make available to the Company's transfer agent, prior to the effectiveness of such registration statement, an adequate supply of such certificates;

                    (xv) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered by a registration statement hereunder;

                    (xvi) incorporate in the registration statement or any amendment, supplement or post-effective amendment thereto such information as each Participating Holder, each underwriter or agent (if any) or their respective counsel may reasonably request, in writing, to be included therein with respect to any Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and any other terms of the offering of such Registrable Securities;

                    (xvii) during any period when a prospectus is required to be delivered under the Securities Act, make timely periodic filings with the SEC pursuant to and containing the information required by the Exchange Act (whether or not the Company is required to make such filings pursuant to such Act); and

                    (xviii) in connection with an underwritten offering, participate, to the extent reasonably requested by the Requisite Holders of the securities included in the offering or the managing underwriter for the offering, in customary efforts to sell the securities under the offering.

               (h)  AGREEMENTS OF CERTAIN HOLDERS

                    (i) Each Participating Holder shall furnish to the Company, in writing, such information regarding such Holder, the Registrable Securities held by such Holder and the intended plan of distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

                    (ii) Each Participating Holder agrees, by acquisition of such Registrable Securities, that upon receipt of any notice (a "Suspension Notice") from the Company of the suspension of the use of a Shelf Registration Statement as contemplated by Section 2.1(d) (as limited pursuant to Section 2.3(e)) or of the happening of any event of the kind described in clause (vi) of
Section 2.3(g) hereof, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of
Section 2.3(g) hereof or of a notice that such Holder may resume dispositions of

Registrable Securities pursuant to the registration statement (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemental or amended prospectus being herein called the "Suspension Period"). The Company shall take such actions as are necessary to end the Suspension Period as promptly as practicable. The applicable time period for effectiveness in Section 2.3(c) shall be extended by the number of days of a Suspension Period.

          2.4  UNDERWRITTEN OFFERINGS

               (a) UNDERWRITTEN OFFERINGS IN CONNECTION WITH A DEMAND REGISTRATION. If requested by the underwriters for any underwritten offering in connection with a registration pursuant to Section 2.1 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement (i) to be satisfactory in substance and form to the Company and to the Requisite Holders, and (ii) to contain such representations and warranties by the Company and the Participating Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof. Each Investor (so long as it or any of its Affiliates holds Registrable Securities to be included in such registration) shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to its obligations thereunder.

               (b) UNDERWRITTEN OFFERINGS IN CONNECTION WITH PIGGYBACK REGISTRATIONS. If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Section 2.2 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Participating Holder and subject to Section 2.2(b) hereof, arrange for such underwriters to include Registrable Securities to be offered and sold by such Holder or Holders among the securities to be distributed by such underwriters. The Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters, such agreement (i) to be satisfactory in substance and form to the Company and to the Requisite Holders, and (ii) to contain such representations and warranties by the Company and the Participating Holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6 hereof. The Requisite Holders of the Registrable Securities included in such offering may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders thereunder.

          2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give Participating Holders, their underwriters or agents, if any, and their respective counsel and accountants, reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' or agents' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.6  INDEMNIFICATION

               (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Participating Holder, its directors, officers, shareholders, employees, investment advisers, agents and Affiliates, either direct or indirect (and each such Affiliate's directors, officers, shareholders, employees, investment advisers and agents), and each other Person, if any, who controls such Persons within the meaning of the Securities Act (each such Person, an "Indemnified Party"), from and against any losses, claims, damages, liabilities or expenses, joint or several (each a "Loss" and collectively, "Losses"), to which such Indemnified Party may become subject under the Securities Act or otherwise, to the extent that such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such Loss, action or proceeding; provided that in any such case the Company shall not be liable to any particular Indemnified Party to the extent that such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party specifically for inclusion therein; and provided, further, that the Company shall not be liable in any such case to the extent it is finally determined by a court of competent jurisdiction that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made

                    (i) in any such preliminary prospectus, if (A) it was the responsibility of such Indemnified Party to provide the Person asserting such Loss with a current copy of the final prospectus or summary prospectus contained therein and such Indemnified Party failed to deliver or cause to be delivered a copy of the final prospectus or summary prospectus contained therein to such Person after the Company had furnished such Indemnified Party with a sufficient number of copies of the same prior to the sale of Registrable Securities to the Person asserting such Loss and (B) the final prospectus or summary prospectus contained therein corrected such untrue statement or omission; or

                    (ii) in such final prospectus or summary prospectus contained therein, if such untrue statement or omission is corrected in an amendment or supplement to such final prospectus or summary prospectus contained therein and such amendment or supplement has been delivered to the Indemnified Party prior to the sale of Registrable Securities to the Person asserting such Loss and the Indemnified Party thereafter fails to deliver the final prospectus or summary prospectus contained therein as so amended or supplemented prior to or concurrently with such sale after the Company had furnished such Indemnified Party (in accordance with the notice provisions contained in Section 10 for Persons who are parties to this Agreement) with a sufficient number of copies of the same for delivery to purchasers of securities.

Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities hereunder, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

               (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Sections 2.1 or 2.2 hereof and as a condition to indemnifying such sellers pursuant to this Section 2.6, that the Company shall have received an undertaking reasonably satisfactory to it from each Participating Holder included in any such offering regarding its agreement to indemnify and hold harmless and reimburse (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.6) the Company, each director, officer, employee and agent of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which securities of such Holder are registered under the Securities Act (including all documents incorporated therein by reference), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder specifically for inclusion therein; provided, however, that such Participating Holder shall not be obligated to provide such indemnity to the extent that such Losses result, directly or indirectly, from the failure of the Company to promptly amend or take action to correct or supplement or to deliver timely any such registration statement, prospectus, amendment or supplement based on corrected or supplemental information provided in writing by such Participating Holder to the Company expressly for such purpose; and provided further, that the obligation to provide indemnification pursuant to this Section 2.6(b) shall be several, and not joint and several, among such indemnifying parties. Notwithstanding anything in this Section 2.6(b) to the contrary, in no event shall the liability of any Participating Holder under such indemnity be greater in amount than the amount of the proceeds received by such Participating Holder upon the sale of its Registrable Securities in the offering to which the Losses relate. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such Participating Holder.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in paragraph (a) or (b) of this Section 2.6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.6, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate in and to assume the defense thereof (such assumption to constitute its acknowledgement of its agreement to indemnify the Indemnified Party with respect to such matters), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such Indemnified Party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such Indemnified Party shall be entitled to separate counsel reasonably satisfactory to the indemnifying party at the expense of the indemnifying party; and provided, further, that, unless there exists a conflict of interest among indemnified parties, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such Indemnified Party a conflict of interest exists between such Indemnified Party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel or firm of counsel for such indemnified parties. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all Losses in respect of such claim or litigation or (ii) would impose injunctive relief on such Indemnified Party. No indemnifying party shall be subject to any Losses for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (d) OTHER INDEMNIFICATION. The provisions of this Section 2.6 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

               (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or Losses are incurred.

               (f) CONTRIBUTION. If for any reason the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an Indemnified Party under paragraph (a) or (b) of this Section 2.6, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of any Loss (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.6(f) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this
Section 2.6(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 3.     RULE 144

               (a) The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder and will take such further action as any Holder may reasonably request, to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to that Holder a written statement as to whether it has complied with such requirements, a copy of the most recent annual or quarterly report of the Company, and such other reports or documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

               (b) If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the request of any Holder make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

SECTION 4.     TERM

               This Agreement shall enter into force on the date hereof and shall continue in full force and effect, subject to Section 16 hereof, until the third (3rd) anniversary of the date hereof.

SECTION 5.     AMENDMENTS AND WAIVERS

               This Agreement may be amended, supplemented or modified only by a writing (which makes reference to this Agreement) executed by the Company and Holders holding at least fifty percent (50%) of the Registrable Securities then held by all the Holders. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

SECTION 6.     ENTIRE AGREEMENT

               This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

SECTION 7.     NO THIRD-PARTY BENEFICIARY

               The terms and provisions of this Agreement are intended solely for the benefit of each party, their respective Successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than (i) any Affiliate of any Investor, (ii) any transferee, direct or indirect, of any of the Registrable Securities held by any Investor or any of their respective Affiliates, or (iii) any other Person entitled to notice of the registration of Registrable Securities under Sections 2.1(c) or 2.2(a) hereof or to indemnity under Section 2.6 hereof.

SECTION 8.     INVALID PROVISIONS

               If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

SECTION 9.     NOMINEES FOR BENEFICIAL OWNERS

               In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of request or other action by any Holder or Holders pursuant to this Agreement or any determination of any amount of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, "beneficial ownership" and "beneficial owner" refer to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

SECTION 10.    NOTICES

               All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if (a) delivered personally, (b) by facsimile transmission, (c) by Federal Express or other nationally recognized courier service or (d) mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                    (i)     If to the Company, to:

                            _____________________
                            _____________________


                    (ii)   If to an Investor, to the Registered
               Address for that Investor.


          With respect to any other Holder of Registrable Securities entitled to receive notice, requests or other communications hereunder, such notices, requests and other communications shall be sent to the Registered Addresses and telecopy numbers provided to the Company and the other parties hereto by notice as herein provided and referencing this Agreement. All such notices, requests and other communications will (A) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery, (B) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, and (C) if delivered by courier service or by mail in the manner described above to the address as provided in this Section 10, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 10). Any Person from time to time may change its Registered Address, facsimile number or other information for the purpose of notices to that Person by giving notice in accordance with this
Section 10 specifying such change to each of the other parties executing this Agreement.


SECTION 11.    ASSIGNMENT

               This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective Successors and permitted assigns of Registrable Securities. Each Investor may assign any of its rights hereunder (in whole or in part) to one or more permitted transferees of Registrable Securities; provided, however, that any such permitted transferees of Registrable Securities agrees in writing, in form and substance satisfactory to the Company, to be bound by all of the terms and provisions hereof and to join this Agreement as a party hereto. Without limiting the foregoing, no such assignment shall be binding upon or obligate the Company to any such assignee unless and until (a) the Company has received notice of the assignment as herein provided, which notice (i) references this Agreement and (ii) sets forth the Registered Address of any assignee for the purpose of any notices hereunder.

SECTION 12.    DESCRIPTIVE HEADINGS; SECTION REFERENCES

               The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof. All references in this Agreement to sections are to sections of this agreement unless otherwise stated.

SECTION 13.    SPECIFIC PERFORMANCE

               The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

SECTION 14.    GOVERNING LAW

               This agreement shall be governed by and construed in accordance with the laws of the state of Delaware without reference to the conflicts of law principles thereof.

SECTION 15.    ATTORNEYS' FEES

               In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

SECTION 16.    TERMINATION OF CERTAIN RIGHTS

               The rights and obligations hereunder of each Investor will terminate with respect to such party at such time when neither it nor any of its respective Affiliates holds Registrable Securities, provided that the provisions of Section 2.3 hereof, the rights of any party hereto with respect to the breach of any provision hereof, and any obligation accrued as of the date of termination (including any obligation accrued under Section 2.6 hereof) shall survive termination of this Agreement.

SECTION 17.    NO INCONSISTENT AGREEMENTS

               The Company will not hereafter enter into, modify, amend or waive any agreement with respect to its securities if such agreement, modification, amendment or waiver would conflict with the rights granted pursuant to this Agreement to the Holders of Registrable Securities.


SECTION 18.    REQUISITE HOLDERS

               Each of the parties hereto agrees that the Company may, in connection with the taking of any action permitted to be taken hereunder with the consent or approval of the Requisite Holders of the Registrable Securities, rely in good faith on a certificate from any such holder or holders stating that it holds or is acting on behalf of a majority in interest of the Registrable Securities.

SECTION 19.    COUNTERPARTS

               This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

MORRISON KNUDSEN CORPORATION


By: _______________________
Name: _____________________
Title: ____________________

                                  SCHEDULE 1

                                   INVESTORS
                                   ---------



               Name                                    Address
               ----                                    -------

               [Name]                                  [Address]



          By:___________________________
             Name:
             Title:

                                                                       EXHIBIT 4

                             RESTATED AND AMENDED

                         CERTIFICATE OF INCORPORATION

                                      OF

                      WASHINGTON CONSTRUCTION GROUP, INC.



          Washington Construction Group, Inc., a corporation existing under the laws of the State of Delaware, which was originally incorporated in April 28, 1993 under the name Kasler Holding Company (the "Corporation"), does hereby certify:

          FIRST: That the Restated and Amended Certificate of Incorporation of the Corporation is hereby amended and restated to read as follows:

                                  ARTICLE I.

          The name of the Corporation is Morrison Knudsen Corporation.


                                  ARTICLE II.

          The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.


                                  ARTICLE III.

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

                                  ARTICLE IV.

          Section 1. Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Hundred Ten Million (110,000,000), consisting of Hundred Million (100,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

          Section 2.  Preferred Stock.  The Preferred Stock may be issued in one
                      ----------------
or more series. The Board of Directors of the Corporation is hereby authorized to issue the shares of Preferred Stock in such series and to fix from time to time before issuance the number of shares to be included in any series and the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares of a series.

          a.   Authority of the Board of Directors.  The authority of the Board
               -----------------------------------
     of Directors with respect to each series will include, without limiting the generality of the foregoing, the determination of any or all of the following:

               (i) the distinctive designation of and the number of shares comprising the series, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of such shares then outstanding) from time to time by like action of the Board of Directors;

               (ii) the voting powers, if any, and whether such voting powers are full or limited in such series;

               (iii) the redemption provisions, if any, applicable to the series, including the redemption price or prices to be paid;

               (iv) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of the series, and the dates and preferences of dividends on the series;

               (v) the rights of the series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               (vi) the provisions, if any, pursuant to which the shares of the series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the price or prices or the rates of exchange applicable thereto;

               (vii) the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;

               (viii) the provisions, if any, of a sinking fund applicable to the series; and

               (ix) any other relative, participating, optional, or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof;

     all as may be determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for the issuance of the Preferred Stock (collectively, a "Preferred Stock Designation").

          b.   Series A Preferred Stock.  The following is a statement of the
               ------------------------
     powers, preferences, rights, qualifications, limitations and restrictions of the series of Preferred Stock consisting of 18,000 shares designated as Series A Preferred Stock.

               (i)     Designation and Amount.  The shares of such series of
                       ----------------------
          Preferred Stock shall be designated as "Series A Preferred Stock" and the number of shares constituting such series shall be 18,000.

               (ii)    Rank.  With respect to rights on liquidation, winding up
                       ----
          and dissolution, the Series A Preferred Stock ranks (i) senior to both the Corporation's Common Stock and to all classes and series of stock of the Corporation now or hereafter authorized, issued or outstanding which by their terms expressly provide that they are junior to the Series A Preferred Stock as to distributions upon the liquidation, winding up and dissolution of the Corporation or which do not specify their rank (collectively with the Common Stock, the "Junior Securities"); (ii) on a parity with each other class or series of capital stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series will rank on a parity with the Series A Preferred Stock as to distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Parity Securities"), provided that any such Parity Securities that were not approved by the
          --------
          holders of Series A Preferred Stock in accordance with paragraph
          (b)(vii)(B) of this Section 2 shall be deemed to be Junior Securities and not Parity Securities; and (iii) junior to each other class of capital stock or other series of Preferred Stock issued by the Corporation after the date hereof the terms of which have been approved by the holders of the Series A Preferred Stock in accordance with paragraph (b)(vii)(B) of this Section 2 and which specifically provide that such class or series will rank senior to the Series A Preferred Stock as to distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Senior Securities").

               (iii)   Dividends.  The holders of shares of Series A Preferred
                       ---------
          Stock are not entitled to receive dividends.

                (iv)   Foreign Tax Credit Sinking Fund; Redemption.
                       -------------------------------------------

                       (A) The Corporation shall create and maintain a sinking fund ("Foreign Tax Credit Sinking Fund") into which it shall deposit promptly upon receipt and hold all amounts received by the Corporation in respect of refunds of federal income tax and interest thereon associated with amended federal income tax returns of the Corporation and consolidated subsidiaries for the calendar years 1982 through 1990 which were filed prior to January 1, 1996, which change the Corporation's election from deducting foreign taxes to claiming a credit for those taxes ("Foreign Tax Credit Refunds"); provided, however,
                                                           --------  -------
               that the cumulative total amount of Foreign Tax Credit Refunds, together with any amounts contributed pursuant to the sentence prior to the penultimate sentence of this paragraph, which the Corporation may deposit to the Sinking Fund shall not exceed $18,000,000. A majority of the directors of the Corporation present at a meeting at which a quorum is present has the exclusive power and authority to determine, in good faith, on the basis of information known to them after reasonable inquiry, (i) whether funds received by the Corporation are Foreign Tax Credit Refunds and (ii) the amount of any Foreign Tax Credit Refunds. The holders of the Series A Preferred Stock shall have no right to challenge any such determination unless such challenge is specifically authorized by the beneficial owners of a majority of the issued and outstanding shares of the Series A Preferred Stock. The Corporation may, but shall not be obligated to, deposit funds other than Foreign Tax Credit Refunds into the Foreign Tax Credit Sinking Fund; provided, however, that such a
                                                --------  -------
               deposit of funds other than Foreign Tax Credit Refunds shall be made only upon the affirmative vote of two-thirds of the total number of directors that the Corporation would have if there were no vacancies. Pending distribution of the amounts in the Foreign Tax Credit Sinking Fund pursuant to paragraph (b)(iv)(B) of this
               Section 2, all such amounts shall be deposited into and maintained in an interest-bearing account at a bank or other depository institution at which the Corporation maintains other interest-bearing deposit accounts. Other than distributions made pursuant to paragraph (b)(iv)(B) of this Section 2, the Corporation shall not withdraw any funds from the Foreign Tax Credit Sinking Fund.

                       (B) On the fifteenth day of the month following the end of each calendar quarter, the Corporation shall distribute to each holder of record of Series A Preferred Stock as of the last day of such calendar quarter an amount per share equal to a pro rata portion of (i) the total amount of Foreign Tax Credit Refunds deposited into the Foreign Credit Sinking Fund during the quarter and (ii) all interest earned on such total amount during the quarter. The distribution for the calendar quarter in which the cumulative total deposits to the sinking fund reaches $18,000,000 will be the final distribution with respect to the Series A Preferred Stock. Upon this final distribution, all shares of Series A Preferred Stock will be cancelled and no longer outstanding and will not have the status of shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation will cease.

                       (C) If the Series A Preferred Stock has not been cancelled as provided in paragraph (b)(iv)(B) of this Section 2 by the fifth anniversary of the issuance of the Series A Preferred Stock, the Corporation shall, on the fifteenth day ("Redemption Date") of the month following the fifth anniversary of the issuance of the Series A Preferred Stock, redeem all the outstanding shares of Series A Preferred Stock at a per share redemption price ("Redemption Price") equal to the greater of (I) $1.00 or (II) a pro rata portion of the balance of the

               Foreign Tax Credit Sinking Fund (including all interest earned thereon) as of the fifth anniversary of the issuance of the Series A Preferred Stock.

                      (D) In the event that the Corporation redeems shares of Series A Preferred Stock pursuant to paragraph (b)(iv)(C) of this
               Section 2, the Corporation shall send notice of the redemption by first-class mail, postage prepaid, not less than 30 days prior to the Redemption Date, to the holders of record of the shares to be redeemed at their respective addresses as they shall appear in the records of the Corporation; provided, however, that failure
                                               --------  -------
               to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any shares so to be redeemed except as to the holder to whom the Corporation has failed to give such notice or except as to the holder to whom notice was defective. Each such notice shall state: (i) the Redemption Date; (ii) the number of shares of Preferred Stock to be redeemed; (iii) the Redemption Price, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price. Upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Directors so requires and a notice by the Corporation so states), the Corporation shall redeem such shares at the Redemption Price as aforesaid.

                       (E) If the Corporation has mailed the notice provided in paragraph (b)(iv)(D) of this Section 2, then, from and after the Redemption Date (unless the Corporation defaults in the payment of the Redemption Price, in which case such rights shall continue until the Redemption Price is paid), all shares of Series A Preferred Stock will be deemed to be cancelled and no longer outstanding, and will not have the status of shares of Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the Redemption Price) will cease.

               (v)     Liquidation Preference.
                       ----------------------

                       (A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each holder of outstanding shares of Series A Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment is made or any assets distributed to the holders of any of the Junior Securities, an amount in cash per share of Series A Preferred Stock held equal to the greater of
               (I) $1.00, or (II) a pro rata portion of the remaining balance of the Foreign Tax Credit Sinking Fund (including all interest earned thereon). If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series A Preferred Stock and any Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such Parity Securities are entitled were paid in full.

                       (B) For the purposes of this paragraph (b)(v), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with any one or more other corporations shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

               (vi)    Reacquired Shares.  Shares of Series A Preferred Stock
                       -----------------
          that have been issued and reacquired by the Corporation in any manner, including shares reacquired by redemption pursuant to paragraph
          (b)(iv) of this Section 2, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Preferred Stock undesignated as to series, and may be redesignated and reissued as part of any series of Preferred Stock.

               (vii)   Voting Rights.  In addition to any voting rights provided
                       -------------
          by law, the holders of Series A Preferred Stock have the following voting rights:

                       (A)  General.  Except as required in this Article IV and
                            -------
               as otherwise required by law, shares of Series A Preferred Stock shall vote together with shares of Common Stock of the Corporation as a single class on all matters as to which the shares of Common Stock are entitled to vote generally. Each share of Series A Preferred Stock is entitled to 1/100 of a vote.

                       (B)  Voting Rights On Extraordinary Matters.  In addition
                            --------------------------------------
               to any vote or consent of stockholders required by law, the approval of holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting as a class, is required (i) to reclassify any series of Junior Securities as Senior Securities or Parity Securities, or (ii) to amend, repeal or change any of the provisions of this Restated and Amended Certificate of Incorporation or the provisions of this Article IV in any manner that would alter or change the rights, powers, preferences or privileges of the shares of Series A Preferred Stock so as to affect them adversely, including, without limitation, changing the voting percentage required for approval by the holders of Series A Preferred Stock of the foregoing matters.

                                  ARTICLE V.

          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than six
(6) directors nor more than twelve (12) directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 1997 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 1998 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 1999 annual meeting of stockholders. At each annual meeting of stockholders beginning in 1997, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. Notwithstanding anything to the contrary in this Restated and Amended Certificate of Incorporation or any provisions of Bylaws of the Corporation, there shall be no cumulative voting.

                                  ARTICLE VI.

          Any or all of the directors of the Corporation may be removed from the Board of Directors for cause only by the affirmative vote of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote thereon.

                                 ARTICLE VII.

          Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

                                 ARTICLE VIII.

          Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by a majority of the Board of Directors or the Chief Executive Officer or the President.

                                  ARTICLE IX.

          Any action which may be taken by stockholders of the Corporation at an annual or special meeting may not be effected except at such an annual or special meeting by the vote required for the taking of such action, and the right of stockholders to act by written consent is expressly denied.

                                  ARTICLE X.

          The officers of the Corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

                                  ARTICLE XI.

          A. The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors or officers may be entitled by law. No amendment or repeal of this Section A of Article XI shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

          B. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law
(i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this Section B of this
Article XI shall apply
to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          C. In furtherance and not in limitation of the powers conferred by statute:
          (i) the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

          (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                 ARTICLE XII.

          In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation. In addition, the Bylaws of the Corporation may be adopted, repealed, altered, amended, or rescinded by the affirmative vote of two-thirds of the issued and outstanding stock of the Corporation entitled to vote thereon.

                                 ARTICLE XIII.

          The Corporation reserves the right to repeal, alter amend, or rescind any provision contained in this Restated and Amended Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Restated and Amended Certificate of Incorporation and any provisions of the Bylaws of the Corporation, any proposal to amend or repeal Articles V, VI, VIII, IX, or XII, or this Article XIII or any other proposal to amend this Restated and Amended Certificate of Incorporation that is inconsistent with any provisions of Articles V, VI, VIII, IX, or XII or this Article XIII shall require not less than the affirmative vote of two-thirds of the issued and outstanding stock of the Corporation entitled to vote thereon.

                                 ARTICLE XIV.

          The Corporation will not issue nonvoting equity securities to the extent prohibited by Section 1123 of the United States Bankruptcy Code; provided, however, that this Article XIV (a) will have no further force and effect beyond that required under Section 1123 of the United States Bankruptcy Code, (b) will have such force and effect, if any, only for so long as such
Section 1123 is in effect and applicable to the Corporation, and (c) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect.

          SECOND: That this Restated and Amended Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the GCL.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Restated and Amended Certificate of Incorporation to be signed by John H. Wimberly, its President and Chief Executive Officer, and attested by Walter J. Orze, its Assistant Secretary, this ___ day of ___________, 1996.


                                    _________________________________________
                                    John H. Wimberly
                                    President and Chief Executive Officer


Attest:



_________________________________
Walter J. Orze
Assistant Secretary

                                                                       EXHIBIT 5

                          RESTATED AND AMENDED BYLAWS

                                      OF

                         MORRISON KNUDSEN CORPORATION
                (formerly Washington Construction Group, Inc.)

          RESTATED AND AMENDED BYLAWS OF MORRISON KNUDSEN CORPORATION


                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
ARTICLE I - OFFICES........................................................   1

   Section 1.  REGISTERED OFFICES..........................................   1
   Section 2.  OTHER OFFICES...............................................   1

ARTICLE II - MEETINGS OF STOCKHOLDERS......................................   1

   Section 1.  PLACE OF MEETINGS...........................................   1
   Section 2.  ANNUAL MEETING OF STOCKHOLDERS..............................   1
   Section 3.  QUORUM; ADJOURNED MEETINGS AND NOTICE
                THEREOF....................................................   2
   Section 4.  VOTING......................................................   2
   Section 5.  PROXIES.....................................................   2
   Section 6.  SPECIAL MEETINGS............................................   3
   Section 7.  NOTICE OF STOCKHOLDERS' MEETINGS............................   3
   Section 8.  MAINTENANCE AND INSPECTION OF STOCKHOLDER
                LIST.......................................................   3
   Section 9.  STOCKHOLDER ACTION BY WRITTEN CONSENT
                WITHOUT A MEETING..........................................   3

ARTICLE III - DIRECTORS....................................................   4

   Section 1.  THE NUMBER OF DIRECTORS.....................................   4
   Section 2.  VACANCIES...................................................   5
   Section 3.  POWERS......................................................   5
   Section 4.  PLACE OF DIRECTORS' MEETINGS................................   5
   Section 5.  MEETINGS....................................................   5
   Section 6.  QUORUM......................................................   5
   Section 7.  ACTION WITHOUT MEETING......................................   5
   Section 8.  TELEPHONIC MEETINGS.........................................   6
   Section 9.  COMMITTEES OF DIRECTORS.....................................   6
   Section 10. MINUTES OF COMMITTEE MEETINGS...............................   6
   Section 11. COMPENSATION OF DIRECTORS...................................   6

ARTICLE IV - OFFICERS......................................................   6

   Section 1.  OFFICERS....................................................   6
   Section 2.  ELECTION OF OFFICERS........................................   7
   Section 3.  SUBORDINATE OFFICERS........................................   7

   Section 4.  COMPENSATION OF OFFICERS....................................   7
   Section 5.  TERM OF OFFICE; REMOVAL AND VACANCIES.......................   7
   Section 6.  CHAIRMAN OF THE BOARD.......................................   7
   Section 7.  PRESIDENT AND CHIEF EXECUTIVE OFFICER.......................   7
   Section 8.  VICE PRESIDENTS.............................................   8
   Section 9.  SECRETARY...................................................   8
   Section 10. ASSISTANT SECRETARY.........................................   8
   Section 11. TREASURER...................................................   8
   Section 12. ASSISTANT TREASURER.........................................   8

ARTICLE V - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
             AND AGENTS....................................................   9

ARTICLE VI - CERTIFICATES OF STOCK.........................................  11

   Section 1.  CERTIFICATES................................................  11
   Section 2.  SIGNATURES ON CERTIFICATES..................................  11
   Section 3.  STATEMENT OF STOCK RIGHTS, PREFERENCES,
                PRIVILEGES.................................................  11
   Section 4.  LOST CERTIFICATES...........................................  11
   Section 5.  TRANSFERS OF STOCK..........................................  12
   Section 6.  FIXED RECORD DATE...........................................  12
   Section 7.  REGISTERED STOCKHOLDERS.....................................  12

ARTICLE VII - GENERAL PROVISIONS...........................................  12

   Section 1.  DIVIDENDS...................................................  12
   Section 2.  PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES.....................  12
   Section 3.  CHECKS......................................................  12
   Section 4.  FISCAL YEAR.................................................  13
   Section 5.  CORPORATE SEAL..............................................  13
   Section 6.  MANNER OF GIVING NOTICE.....................................  13
   Section 7.  WAIVER OF NOTICE............................................  13
   Section 8.  ANNUAL STATEMENT............................................  13

ARTICLE VIII - AMENDMENTS..................................................  13

   Section 1.  AMENDMENT BY DIRECTORS......................................  13
   Section 2.  AMENDMENT BY STOCKHOLDERS...................................  13

                          RESTATED AND AMENDED BYLAWS
                                      OF
                         MORRISON KNUDSEN CORPORATION
                (FORMERLY WASHINGTON CONSTRUCTION GROUP, INC.)

                                   ARTICLE I

                                    OFFICES
                                    -------

          Section 1. REGISTERED OFFICES. The registered office shall be in the City of Dover, County of Kent, State of Delaware.

          Section 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

          Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

          Section 2. ANNUAL MEETING OF STOCKHOLDERS. The annual meeting of stockholders shall be held on such date and at such time and place as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purposes of electing directors and for the transaction of such other business as is properly brought before the meeting in accordance with these Bylaws.

          To be properly brought before the annual meeting, business must be either (i) specified in the annual notice of meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this
Article II, Section 2, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted. Written notice of the annual meeting stating the place, date and hour of the annual meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

          Section 3. QUORUM; ADJOURNED MEETINGS AND NOTICE THEREOF. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

          Section 4. VOTING. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having power present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation or these Bylaws, a different vote is required in which case such express provisions shall govern and control the decision of such question. Directors of the corporation shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Shares represented by proxies that reflect, with respect to a proposal, abstentions or limited voting authority, including "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) shall be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any proposal, shares represented by such proxies will be treated as not present and not entitled to vote with respect to the proposal or proposals.

          Section 5. PROXIES. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in Article VI, Section 6 hereof. All elections shall be had and all questions decided by a plurality vote.

          Section 6. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called only by a majority of the Board of Directors or the Chief Executive Officer or the President. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 7. NOTICE OF STOCKHOLDERS' MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 (ten) nor more than 60 (sixty) days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

          Section 8. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 (ten) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 (ten) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 9. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken by stockholders of the corporation at an annual or special meeting may not be effected except at such an annual or special meeting by the vote required for the taking of such action, and the right of stockholders to act by written consent is expressly denied.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

          Section 1. THE NUMBER OF DIRECTORS. The number of directors which shall constitute the whole Board shall be not less than six (6) directors nor more than twelve (12) directors, the exact number of directors to be determined from time to time by resolutions adopted by the Board of Directors. The exact number of directors shall be nine (9) until changed as provided in this Section
1. The directors need not be stockholders. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation at the annual meeting may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 1. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days notice or prior to public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business of the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended; and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. The officer of the corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire Board of Directors may be removed from the Board of Directors for cause only at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

          Section 2. VACANCIES. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

          Section 3. POWERS. The property and business of the corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

          Section 4. PLACE OF DIRECTORS' MEETINGS. The directors may hold their meetings and have one or more offices, and keep the books of the corporation outside of the State of Delaware.

          Section 5. MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the President, or by a majority of the Board of Directors. Notice thereof, stating the place, date and hour of the meeting, shall be given to each director either by mail not less than four (4) days before the date of the meeting, or personally or by telephone, telegram, telex or similar means of communication on twelve (12) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

          Section 6. QUORUM. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

          Section 7. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

          Section 8. TELEPHONIC MEETINGS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

          Section 9. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          Section 10. MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

          Section 11. COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                  ARTICLE IV

                                   OFFICERS
                                   --------

          Section 1. OFFICERS. The officers of this corporation shall be chosen by the Board of Directors and shall include a President and a Secretary. The corporation may also have at the discretion of the Board of Directors such other officers as are desired, including a Chief Executive

Officer, a Treasurer, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 hereof. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide. The Board of Directors may also appoint a Chairman of the board who need not be an officer of the corporation unless specifically designed as such by the Board.

          Section 2. ELECTION OF OFFICERS. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

          Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

          Section 4. COMPENSATION OF OFFICERS. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

          Section 5. TERM OF OFFICE; REMOVAL AND VACANCIES. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

          Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if the Board has appointed one, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President or Chief Executive Officer, the Chairman of the Board shall become the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article IV.

          Section 7. PRESIDENT AND CHIEF EXECUTIVE OFFICER. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be a Chairman, the President shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of President of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. The President shall be the Chief Executive Officer of the corporation, unless the Board of Directors, in its discretion, elects or appoints a President and a Chief Executive Officer. If there is a Chief Executive Officer of the corporation, other than the President, the Chief Executive Officer shall have such powers and duties as may be prescribed by the Board of Directors or these Bylaws.

          Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

          Section 9. SECRETARY. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these Bylaws. The Secretary shall keep in safe custody the seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

          Section 10. ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 11. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          Section 12. ASSISTANT TREASURER. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination, the Assistant Treasurer designated by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE V

                         INDEMNIFICATION OF DIRECTORS,
                         -----------------------------
                        OFFICERS, EMPLOYEES AND AGENTS
                        ------------------------------

          (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (c) To the extent that a director, officer, employee or agent of the corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

          (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article V. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          (g) The Board of Directors may authorize, by a vote of a majority of a quorum of the Board of Directors, the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article V.

          (h) For the purposes of this Article V, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

          (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (k) The corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

                                  ARTICLE VI

                             CERTIFICATES OF STOCK
                             ---------------------

          Section 1. CERTIFICATES. Every holder of stock of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board of Directors, if the Board has appointed one, or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

          Section 2. SIGNATURES ON CERTIFICATES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

          Section 3. STATEMENT OF STOCK RIGHTS, PREFERENCES, PRIVILEGES. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

          Section 5. TRANSFERS OF STOCK. Upon surrender to the corporation, or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 6. FIXED RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than 60 (sixty) nor less than 10 (ten) days before the date of such meeting, nor more than 60 (sixty) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 7. REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

          Section 1. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          Section 2. PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

          Section 3. CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

          Section 4. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

          Section 5. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          Section 6. MANNER OF GIVING NOTICE. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

          Section 7. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

          Section 8. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders, a full and clear statement of the business and condition of the corporation.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

          Section 1. AMENDMENT BY DIRECTORS. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

          Section 2. AMENDMENT BY STOCKHOLDERS. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders, at any regular meeting of the stockholders or at any special meeting of the stockholders if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting; provided, however, any proposal to adopt, amend or repeal Bylaws shall require not less than the affirmative vote of two-thirds of the issued and outstanding stock of the Corporation entitled to vote thereon.

                      CERTIFICATE OF ASSISTANT SECRETARY

          I, the undersigned, do hereby certify:

          (1) That I am the duly elected and acting Assistant Secretary of Morrison Knudsen Corporation, a Delaware corporation; and

          (2) That the foregoing bylaws constitute the bylaws of said corporation as duly adopted by an affirmative vote of a majority of the issued and outstanding stock of the said corporation as of ___________, 1996.

          IN WITNESS WHEREOF, I have hereunto subscribed my name this ___ day of ____________, 1996.



               _______________________________
               Walter J. Orze

               Assistant Secretary

                                                                       EXHIBIT 6

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 10-Q
                               QUARTERLY REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                             For the Quarter Ended

                                March 31, 1996

                         Commission File Number 1-8889


                         MORRISON KNUDSEN CORPORATION


                            A Delaware Corporation
                  IRS Employer Identification No. 82-0393735

                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000


The registrant's common stock is registered on the New York and Pacific Stock Exchanges.

At April 30, 1996, 33,231,191 shares of the registrant's common stock were outstanding (excluding 461,666 shares held in treasury).

The registrant has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and has been subject to such filing requirements for the past 90 days.

[X] Yes  [_] No

                         MORRISON KNUDSEN CORPORATION
                      Quarterly Report Form 10-Q for the
                       Three Months Ended March 31, 1996


                               TABLE OF CONTENTS

                         PART I. FINANCIAL INFORMATION


                                                                                    PAGE
Item 1.   Consolidated Condensed Financial Statements and Notes Thereto

                Statements of Operations for the Three Months
                Ended March 31, 1996 and 1995                                       I-1


                Balance Sheets at March 31, 1996 and
                December 31, 1995                                                   I-2

                Statements of Cash Flows for the
                Three Months Ended March 31, 1996 and 1995                          I-4

                Notes to Financial Statements                                       I-5

Item 2.   Management's Discussion and Analysis of Financial Condition
           and Results of Operations                                                I-17


                          PART II.  OTHER INFORMATION

Item 3.   Legal Proceedings                                                         II-1

Item 6.   Exhibits and Reports on Form 8-K                                          II-3

Signatures                                                                          II-3

PART I. FINANCIAL INFORMATION

ITEM 1. CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MORRISON KNUDSEN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1996 AND 1995 (UNAUDITED)
(Thousands of dollars except share data)


                                                                                        1996         1995 (a)
Revenue                                                                             $   324,203    $   366,486
Cost of revenue                                                                        (309,474)      (361,463)
- ---------------------------------------------------------------------------------------------------------------
Operating income from continuing operations                                              14,729          5,023
General and administrative expenses                                                     (13,498)       (10,619)
Interest expense                                                                         (5,224)        (5,431)
Equity in net income of unconsolidated affiliates                                         3,241         11,947
Gain (loss) on dispositions of investments in affiliates and other assets, net            2,130        (20,019)
- ---------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before income taxes                              1,378        (19,099)
Income tax expense                                                                       (1,082)          (537)
- ---------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations                                                    296        (19,636)
Discontinued operations:
Loss from discontinued MKRail and Transit,
  net of tax expense of $107                                                                 --         (6,183)
Loss on disposition of discontinued operations                                               --        (25,500)
- ---------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                   $       296    $   (51,319)
===============================================================================================================
Income (loss) per common share:
  Continuing operations                                                                    $.01    $      (.60)
  Discontinued operations                                                                    --           (.96)
- ---------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                          $.01    $     (1.56)
===============================================================================================================
Common shares used to compute earnings (loss) per share                              33,240,000     32,865,000
===============================================================================================================

(a) Certain amounts reclassified to conform to 1996 financial presentation.

The accompanying notes are an integral part of the financial statements.

MORRISON KNUDSEN CORPORATION
CONSOLIDATED BALANCE SHEETS
AT MARCH 31, 1996 (UNAUDITED) AND DECEMBER 31, 1995
(Thousands of dollars except share data)


ASSETS                                                                            1996         1995
- -----------------------------------------------------------------------------------------------------

CURRENT ASSETS
Cash and cash equivalents                                                      $  78,638    $  63,086
Accounts receivable including retentions of $13,739 and $16,952                  141,100      166,104
Unbilled receivables                                                              78,132       87,902
Refundable income taxes, net                                                          --       22,803
Investments in and advances to construction joint ventures                        16,998       15,186
Deferred income taxes                                                             11,975       10,590
Investments in unconsolidated affiliates held for sale                             5,389       32,189
Net assets of discontinued MK Rail operations                                     72,000       72,000
Other                                                                             18,615       14,944
- -----------------------------------------------------------------------------------------------------
Total current assets                                                             422,847      484,804
- -----------------------------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
Securities available for sale, at fair value                                      27,256       24,440
Investments in and advances to unconsolidated affiliates                          54,093       51,031
Goodwill and other intangibles, net                                                3,776        4,006
Other investments and assets                                                       5,664        7,787
- -----------------------------------------------------------------------------------------------------
Total investments and other assets                                                90,789       87,264
- -----------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT, AT COST
Land and mineral rights                                                           10,302       10,507
Leasehold improvements                                                            67,878       60,079
Machinery and equipment                                                            3,049        9,140
Construction equipment                                                           101,163      132,776
- -----------------------------------------------------------------------------------------------------
Total property and equipment                                                     182,392      212,502
LESS ACCUMULATED DEPRECIATION                                                   (137,714)    (156,410)
- -----------------------------------------------------------------------------------------------------
Property and equipment, net                                                       44,678       56,092
- -----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 558,314    $ 628,160
=====================================================================================================

The accompanying notes are an integral part of the financial statements.


LIABILITIES AND STOCKHOLDERS' EQUITY                                                1996         1995
- ------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
Short-term and current portion of long-term debt                               $ 213,345    $ 251,226
Estimated reimbursement obligations of discontinued Transit operations           111,444      111,444
Accounts payable including retentions of $18,266 and $20,076                     101,136      130,969
Accrued salaries, wages and benefits                                              43,802       45,362
Accruals for estimated losses on uncompleted contracts                            26,058       21,973
Accrued and deferred interest on antecedent debt                                  14,427        9,320
Other accrued liabilities                                                         53,960       64,284
Billings in excess of costs and earnings on uncompleted contracts                 66,088       63,252
Advances from customers                                                            9,968       19,181
Income taxes payable                                                               1,996           --
- -------------------------------------------------------------------------------------------------------
Total current liabilities                                                        642,224      717,011
- -------------------------------------------------------------------------------------------------------
NON-CURRENT LIABILITIES
Deferred income taxes                                                              9,115        8,061
Deferred compensation                                                             14,467       12,999
Deferred income                                                                    9,534       10,572
Accrued workers' compensation insurance and other non-current liabilities         20,887       19,006
Accrued postretirement benefit obligation                                         30,479       29,193
Accrued litigation settlements                                                    25,000       25,000
- -------------------------------------------------------------------------------------------------------
Total non-current liabilities                                                    109,482      104,831
- -------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES (Note 8)
- -------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
Preferred stock, par value $.10, authorized 10,000,000 shares, none
Common stock, par value $1.67, authorized 100,000,000 shares, issued
33,692,857 shares                                                                 56,156       56,156
Capital in excess of par value                                                   270,553      270,661
Accumulated deficit                                                             (509,851)    (510,147)
Treasury stock, 450,089 and 454,914 shares, at cost                               (7,655)      (7,757)
Unearned compensation - restricted stock                                          (1,155)      (1,582)
Cumulative translation adjustments                                                (1,626)      (1,578)
Net unrealized holding gain on securities available for sale                         186          565
- -------------------------------------------------------------------------------------------------------
Total stockholders' equity (deficiency)                                         (193,392)    (193,682)
- -------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)                        $ 558,314    $ 628,160
=======================================================================================================

MORRISON KNUDSEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 1996, AND 1995 (UNAUDITED)
(Thousands of dollars)


                                                                                    1996         1995 (a)
- ---------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income (loss)                                                                  $    296     $(51,319)
Adjustments to reconcile net income (loss) to net cash
 provided (used) by operating activities:
  Results of discontinued operations and loss on disposal                                --       31,683
  (Gain) loss on disposition of businesses and assets, net                           (2,130)      20,019
  Depreciation and amortization                                                       4,491        4,370
  Provision for (realization of) estimated losses on uncompleted contracts, net       4,085      (20,270)
  Increase in working capital from cancellation
    of accounts receivable sales                                                         --      (60,000)
  Other changes in working capital, net                                              20,134        1,917
  Increase (decrease) in other assets and liabilities, net                              553        3,526
- ---------------------------------------------------------------------------------------------------------
Net cash provided (used) by operating activities                                     27,429      (70,074)
- ---------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Property and equipment acquisitions                                                  (3,077)      (1,140)
Property and equipment disposals                                                      3,566        2,698
Purchase of securities available for sale                                            (9,845)      (6,875)
Proceeds from securities available for sale                                           6,648       15,035
Proceeds from sales of investments in affiliates and other assets                    29,264           --
Investments in and advances to unconsolidated affiliates                               (551)         671
Other investing activities                                                               --         (149)
- ---------------------------------------------------------------------------------------------------------
Net cash provided (used) by investing activities                                     26,005       10,240
- ---------------------------------------------------------------------------------------------------------
Net cash used by discontinued operations                                                 --      (37,397)
- ---------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Borrowing (repayments) under credit agreements and short-term debt, net
 including $60,000 from cancellation of accounts receivable sales in 1995           (37,882)     117,131
Dividends paid                                                                           --       (6,164)
- ---------------------------------------------------------------------------------------------------------
Net cash provided (used) by financing activities                                    (37,882)     110,967
- ---------------------------------------------------------------------------------------------------------
Cash and cash equivalents of businesses held for sale                                    --       (3,518)
- ---------------------------------------------------------------------------------------------------------
Increase in cash and cash equivalents                                                15,552       10,218
Cash and cash equivalents at beginning of period                                     63,086       66,864
- ---------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                         $ 78,638     $ 77,082
=========================================================================================================
Other cash flow information for continuing and discontinued operations
Interest paid                                                                      $  1,716     $  6,417
Income taxes paid (refunded), net                                                   (21,300)         527
=========================================================================================================

(a) Certain amounts reclassified to conform to 1996 financial presentation.

The accompanying notes are an integral part of the financial statements.

MORRISON KNUDSEN CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in thousands)

The term "Corporation" as used in this Quarterly Report includes Morrison Knudsen Corporation and its consolidated subsidiaries unless otherwise indicated.

1.   BASIS OF PRESENTATION AND MANAGEMENT'S PLANS

The accompanying consolidated financial statements include the accounts of the Corporation and its majority-owned subsidiaries. Investments in 20 percent to 50 percent owned companies and joint ventures are accounted for by the equity method. The Corporation's proportionate share of joint venture revenue, cost of revenue and operating income is included in the consolidated statements of operations. Intercompany accounts and transactions have been eliminated.

          The consolidated financial statements have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain financial information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995. The comparative consolidated balance sheet and financial statement footnotes included herein as December 31, 1995 amounts have been derived from the audited balance sheet and financial statement footnotes at December 31, 1995.

          The preparation of the Corporation's consolidated financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and costs during the reporting periods for long-term contracts. Actual results of contract operations could differ from the estimates.

          On October 17, 1995, the Corporation reached an agreement to transfer substantially all of the assets, certain liabilities, all contract operations and management of Transit to American Passenger Rail Car Company, L.L.C. ("Amerail") a newly-formed company wholly-owned by persons not affiliated with the Corporation. The Corporation has accounted for the disposition of Transit as a discontinued operation. The Corporation remains liable for certain net cash losses resulting from Amerail's performance of contracts transferred to Amerail. In this connection, the Corporation agreed to guarantee Amerail's reimbursement obligations to certain banks ("Metra Banks") and its bonding company which are providing a standby letter of credit and credit facilities to support the performance of the contract with the Illinois Commuter Rail Division of the Regional Transit Authority ("Metra") d/b/a Metra/Metropolitan Rail ("Metra Contract") and the existing manufacturing and refurbishing contracts, other than the Metra Contract, with various transit agencies (the "Non-Metra Contracts") transferred to Amerail. The Corporation has agreed to reimburse the Metra Banks and its bonding company for certain amounts borrowed by Amerail under these facilities.

          The Corporation, in estimating its Transit reimbursement obligations makes significant assumptions concerning cost estimates, projected to the estimated completion dates of contracts which are in their early stages of production, for labor productivity rates, material price and usage, for interest expense on the estimated borrowings under the credit facilities extended to Amerail, additional general and administrative expenses and unabsorbed manufacturing overhead due to the anticipated absence of new work during the period of Amerail's performance of the contracts transferred to Amerail. The Corporation has no management control over Amerail and therefore must rely on financial and operating information provided by Amerail to estimate its reimbursement obligations. Due to uncertainties in the estimation process, it is at least reasonably possible that estimated costs to complete the Metra Contract will be further revised in the near-term. See Note 2. "Changes in Business - Discontinued Transit Operations and Reimbursement Obligations."

          The Corporation has a substantial history of making reasonably dependable estimates of the extent of progress towards completion, contract revenues, and contract costs on its long-term construction contracts. However, due to uncertainties inherent in the estimation process, the Corporation can give no assurance that it will not revise its estimates of completion costs in the near-term for certain construction projects.

          The Corporation recognizes revenue on construction contracts, including substantially all of its construction joint-venture contracts, on the percentage-of-completion method, based on the proportion of costs incurred on the contract to total estimated contract costs. Construction-management and engineering contract revenue is recognized on the accrual method.

          Revisions in uncompleted contract revenue and cost estimates are reflected in the accounting period when known. Any anticipated losses on uncompleted contracts are charged to operations as soon as they are determinable. Claims for addi-tional contract revenue in excess of original contract price are recognized when an offer to settle has been received from the customer.

          The unaudited consolidated financial statements included herein reflect all adjustments consisting of normal recurring adjustments which are, in the opinion of management, necessary to a fair presentation of the results of operations and cash flows for the interim periods. The results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results to be expected for the full year.

          The Corporation's consolidated financial statements have been prepared on the basis that it will continue as a going concern, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. There are certain conditions that raise substantial doubt about the Corporation's ability to continue as a going concern:

 .         The Corporation reported losses from continuing operations of $79,636 and $155,698 for the years ended December 31, 1995 and 1994, respectively. The Corporation reported net losses of $261,938 and $349,635 for the years ended December 31, 1995 and 1994, respectively, including losses from discontinued MK Rail Corporation ("MKRail") and Transit segment ("Transit") operations of $182,302 and $193,937 in 1995 and 1994, respectively.

 .         Net cash used by the discontinued MK Rail and Transit operating activities was $76,998and $200,883 for the years ended December 31, 1995 and 1994, respectively.

 .         At March 31, 1996 the Corporation had a stockholders' deficiency of
          $193,392 which included an accumulated deficit of $509,851.

 .         At March 31, 1996 and December 31, 1995 the Corporation had working capital deficiencies of $219,377 and $232,207, respectively.

 .         The Corporation expects negative cash flows from operations in 1996.

 .         The Corporation does not expect to make its required debt repayments in 1996.

          The Corporation's ability to continue as a going concern is dependent upon the Corporation successfully obtaining relief from the burden of its existing indebtedness, including its antecedent debt and Transit reimbursement obligations and returning the Corporation to profitable operations. In this connection the Corporation is pursuing a recapitalization through a partial prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code.

Recapitalization Plan

The Corporation, which has been experiencing significant operating losses and is facing severe liquidity problems, has been discussing with certain of its secured and unsecured creditors, including holders of the Corporation's existing secured indebtedness, its bonding company, lessors in connection with certain long-term, noncancelable leases, and representatives of potential investors, alternatives to reduce or liquidate the Corporation's current and future financial obligations to permit the continuation of the Corporation as a going concern. These alternatives included, among other things, a number of remedies available to the Corporation, the goal of which is to alleviate the problems caused by the Corporation's excessive debt levels, debt service and certain long-term lease payment obligations, to enable the Corporation to continue to implement its revised business strategy and to help assure the Corporation's long-term viability. For that purpose, the Corporation initially presented a proposed recapitalization plan (the "Recapitalization") to certain of its secured creditors at a meeting held in February 1996, and has continued to discuss the terms of the Recapitalization with those secured creditors. Pursuant to the Recapitalization, the Corporation would exchange its existing secured indebtedness, consisting of its antecedent debt and Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock, (which initially will represent all of the outstanding common stock of the Corporation) and common stock of MKRail representing the Corporation's 65% ownership interest in MK Rail, the Corporation's $52,200 principal amount of its note receivable from MK Rail with interest at the prime rate (8.25% at March 31, 1996) and certain other assets. Existing stockholders and the securities class actions claimants would receive new common stock purchase warrants in exchange for all of the outstanding shares of common stock and all the shares of common stock to be issued by the Corporation in settlement of the MK Securities Class Actions and MK Rail Securities Class Actions.

          On April 15, 1996, the Corporation solicited acceptances of its Recapitalization from its impaired creditors (holders of the Corporation's existing secured indebtedness) and requested its impaired creditors to return their completed ballots no later than 5:00 p.m. Eastern Daylight time on May 24, 1996. The Recapitalization would be effected through a partial prepackaged plan of reorganization pursuant to Chapter 11 of the United States Bankruptcy Code ("prepackaged plan"). The objective of a prepackaged plan under Chapter 11 would be to allow the Corporation to achieve its objectives in the shortest time possible, and continue operations in its recapitalized form without the full burden of debt that existed prior to the bankruptcy proceedings.

          The prepackaged plan contemplates a settlement of the Corporation's obligations to its impaired secured creditors, while the Corporation's unsecured creditors, its vendors, subcontractors and material suppliers will not be impaired. The Corporation intends to conduct its business as usual, and the prepackaged plan will permit the Corporation to carry on its business, to bid, propose and negotiate for new contract awards and to continue to perform its existing contracts, including its contracts with various agencies of the U.S. Government. The prepackaged plan would provide that valid claims of trade creditors, including subcontractors and material suppliers, are to be paid in full and on time and that the holders of such claims shall not be required to file a proof of claim or take other formal action to obtain such payment.

          To ensure the continuity of its work force and to further accommodate the unimpaired treatment of employee benefits, the Corporation intends that salaries, wages, expense reimbursements, vacations, health related benefits, severance benefits and similar benefits of employees, as well as the health benefits of its covered retirees, their spouses and dependents, will be unaffected in the reorganization contemplated by the prepackaged plan.

          The Recapitalization, through the prepackaged plan, is designed to substantially reduce the Corporation's secured debt obligations, lessen the risk of a protracted Chapter 11 proceeding, which would have a significant adverse impact on the Corporation's business, and create a capital structure that allows the Corporation to continue in operation and maintain and enhance its competitive position. In addition, management anticipates that the prepackaged plan would also allow management to concentrate more of their time on improving the Corporation's business opportunities, rather than on managing its debt obligations.

          As of the date of this Quarterly Report on Form 10-Q, the Corporation has not reached final agreement with its secured creditors. The final form or results of a Recapitalization cannot be predicted, and there can be no assurance that a restructuring can be accomplished through a prepackaged plan. Any such restructuring, if successful, would substantially dilute or eliminate the value of existing stockholders' interests. The Corporation continues to explore opportunities with potential investors.

          On May 16, 1996, the Corporation and Washington Construction Group, Inc. ("Washington") reached a preliminary non-binding agreement in principle (the "agreement") as to the economic terms of the merger of the Corporation with and into Washington subject to the successful negotiation and execution of a definitive agreement and the successful completion of the Corporation's proposed Recapitalization, among other things.

          Under the terms of the agreement, Washington would (i) issue shares of common stock representing 45% of the combined companies (estimated to be 24.1 million shares) and pay $13,300 cash to the holders of certain claims set forth in the Corporation's proposed Recapitalization plan and (ii) issue warrants to purchase an aggregate of 2,765,000 shares of new common stock of the combined companies at an exercise price of $12.00 per share for a term of five years in exchange for all of the outstanding shares of the Corporation's common stock.

          In the event the Corporation fails to proceed with the proposed Recapitalization or agrees, following termination of the agreement, to sell a majority of its stock or any of its principal operating businesses to a party other than Washington and in either event, Washington was not in default of its obligations under the agreement, the Corporation would be liable for a break-up fee in the maximum amount of $12,000 plus certain out-of-pocket expenses of Washington not to exceed $1,000. In connection with its Recapitalization plan, Washington would pay in full the Corporation's debtor-in-possession loan, not to exceed $50,000.

          The Corporation's management believes that further refinancings of the Corporation's existing secured indebtedness are unavailable, but that even if available they would not be sufficient to enable the Corporation to continue as a going concern, because of the overwhelming burden of existing debt and the Corporation's inability to make its required debt repayments in 1996. If the Corporation does not effect a financial restructuring and reorganization as contemplated under the prepackaged plan or is unable to arrange a transaction with a strategic investor, the Corporation will be forced to consider other available options, which may include the commencement or continuation of a Chapter 11 case without a preapproved plan. A nonprepackaged Chapter 11 case would likely be lengthier, involve more contested issues with creditors and other parties in interest, and result in significantly increased Chapter 11 expenses for professional consultants, a negative impact on cash flow due to lack of customer confidence resulting in a reduction in new contract awards, and a corresponding reduction in the consideration received by the Corporation's creditors and existing stockholders than would be the case with a prepackaged plan.

          Any recapitalization, including the proposed Recapitalization, if successful, will substantially dilute or eliminate the value of existing stockholders' and the securities class action claimants' interests. Under the terms of the Corporation's proposed Recapitalization the sole recovery for existing stockholders and the securities class action claimants (other than the cash settlement proceeds provided by the Corporation's insurers) would be represented by the proposed stock purchase warrants.

Debt Restructuring

During 1995 and through March 31, 1996, the Corporation completed a number of divestiture transactions with respect to its numerous businesses and assets and received federal and state tax refunds, which provided aggregate cash proceeds of approximately $117,000 to fund operations and to repay obligations under the bridge loan facility. Despite these developments in the financial and operational restructuring of the Corporation, it became apparent to management in the first quarter of 1996 that the proceeds from divestitures and tax refunds would at most provide sufficient funds to meet the Corporation's bridge loan repayment obligation on March 31, 1996. Moreover, the Corporation had hoped that the divestiture of the Transit business and the restructuring of its bank facilities and the Transit bonding exposure accomplished during 1995 would allow the Corporation to attract new business and achieve positive operating results that would allow the Corporation to access the public debt or equity markets or to arrange an equity infusion from a strategic investor in 1996.

          On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47,500, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14,427 interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. Outstanding borrowings under the bridge loan facility as of the date of this Quarterly Report on Form 10-Q were $14,500. See Note 6. "Short-Term Debt"Note to Consolidated Financial Statements.

2.   CHANGES IN BUSINESS

Discontinued Transit Operations and Reimbursement Obligations: On October 17, 1995, the Corporation reached an agreement to transfer substantially all of the assets, certain liabilities, all contract operations and management of Transit to Amerail. Amerail has managerial authority over its operations including the completion of all of the Transit contracts transferred to Amerail. The Corporation cannot exercise any control over the management of Amerail and the execution of the contracts transferred to Amerail. The Corporation has accounted for the disposition of Transit as a discontinued operation.

          In connection with the disposition of Transit, two new credit facilities were provided to Amerail, (i) an $80,000 facility guaranteed by the Corporation's bonding company to fund the non-Metra Contracts and (ii) a $65,000 revolving credit facility provided by the Metra Banks to fund the Metra Contract. The Corporation's reimbursement obligation to its bonding company for the surety's future losses on the Metra and non-Metra Contracts including the guarantee of the $80,000 facility is governed by the Transit Reimbursement Agreement. The agreement provides, among other things, that the Corporation's maximum reimbursement obligation to its bonding company for net cash losses of the Metra and non-Metra Contracts is $31,249. Such actual net cash losses of the bonding company were estimated to exceed the Corporation's maximum reimbursement obligation at March 31, 1996.

          The Corporation's reimbursement obligation to the Metra Banks, which are providing a standby letter of credit and revolving credit facility up to an aggregate commitment of $138,664 at April 30, 1996, includes the $65,000 revolving credit facility to fund the Metra Contract, is governed by the Metra Guaranty. The amount available under the standby letter of credit is reduced by a predetermined amount for each transit car delivered to and accepted by Metra.

          For purposes of estimating the Corporation's reimbursement obligation under the Metra Guaranty, the Corporation has assumed, among other things, (i) that the standby letter of credit is not drawn, if ever, prior to the reduction of the letter of credit to approximately $80,000, based on continued delivery by Amerail of transit cars under the Metra Contract, and (ii) that the Metra Banks do not increase their commitment to provide financing to Amerail for the Metra Contract beyond approximately $80,000. Although the completion of the Metra Contract by Amerail may require financing over and above such amount, the Corporation has assumed that such additional financing would be provided by the bonding company. Any such additional financing by the bonding company would be subject to the $31,249 maximum reimbursement obligation of the Corporation to the bonding company. However, if Amerail were to default under the Metra Contract prior to the reduction of the standby letter of credit to such amount and the letter of credit is drawn or the Metra Banks provide financing over and above such amount, then the reimbursement obligation of the Corporation under the Metra Guaranty could increase above the estimated amount.

          The Corporation's reimbursement obligation under the Transit Reimbursement Agreement is governed by a Distribution Agreement among the Corporation, the bonding company and the agent for the antecedent debt (the "Distribution Agreement"). Under the Distribution Agreement, the amount owing to the bonding company under the Transit Reimbursement Agreement becomes subject to a maximum of $31,249, and becomes payable 90 days after the date the last rail car is accepted by a transit agency which is estimated to be 1998. Prior to this date, however, the Distribution Agreement requires certain amounts to be placed in escrow for the benefit of the bonding company to cover such future payment of the ultimate amount owing under the Transit Reimbursement Agreement. These escrow requirements are tied to when (i) dispositions of assets are made requiring payments to be made on account of antecedent debt and (ii) payments are made on account of antecedent debt.

     The Corporation's reimbursement obligation under the Metra Guaranty (estimated at $80,195 at March 31, 1996) is subject to the terms and conditions of the Amended and Restated Override Agreement dated as of October 10, 1995 ("Override Agreement") governing the repayment of the remainder of the Corporation's antecedent debt. Optional and mandatory payments under the Override Agreement, in addition to repaying funded antecedent debt, are escrowed on account of the contingent Metra Guaranty repayment obligation and other contingent antecedent debt obligations until, among other things, such amount becomes fixed and liquidated.

     The Corporation's proposed Recapitalization contemplates a settlement of the Corporation's debt obligations with its secured creditors, which includes the discharge of estimated reimbursement obligations of its discontinued Transit operations through an exchange of a new issue of the Corporation's common stock, common stock representing its 65% ownership interest in MKRail and $52,200 principal amount of its note receivable from MKRail and other assets.

Discontinued MK Rail Operations: In March 1995, the Corporation adopted a plan to dispose of its 65% ownership interest in MKRail Corporation. Accordingly, the Corporation has accounted for the planned divestiture as a discontinued operation. In connection with its decision to dispose of MKRail, the Corporation has recorded an estimated loss on disposition of its ownership interest in and note receivable from MKRail based upon the best information available in the circumstances.

      Summary results of operations for the discontinued segment for the three months ended March 31, 1996 and 1995 follows:

           Results of Operations                          (Unaudited)          (Unaudited)
       Three Months Ended March 31,                          1996                 1995
- ------------------------------------------------------------------------------------------
Revenue                                                      $69,655              $78,404
Operating income (loss)                                        5,562               (1,351)
Net income (loss)                                              2,584               (8,162)
==========================================================================================
Corporation's share of net income (loss)                     $ 1,680              $(5,305)
==========================================================================================

     The Corporation recognized its share of MKRail's net income for the first quarter of 1996. However, in determining the estimated recovery value of its investment in and note receivable from MKRail, the Corporation accrued an equivalent expected loss on disposition at March 31, 1996.

     The assets and liabilities of MK Rail have been segregated on the consolidated balance sheets at March 31, 1996 and December 31, 1995. Such amounts are summarized as follows:

                                                        (Unaudited)
                                                      March 31, 1996    December 31, 1995
- ------------------------------------------------------------------------------------------
Cash and cash equivalents                                   $  6,556             $  5,696
Accounts receivable and unbilled receivables                  52,390               43,934
Inventories                                                   95,188               99,459
Other current assets                                           2,923                2,903
Property and equipment, net                                   61,463               61,587
Deferred income taxes                                         27,211               28,363
Goodwill and other intangibles, net                           30,564               31,575
Prepaid lease cost                                             6,973                7,182
Short-term and current portion of long-term debt             (51,930)             (60,825)
Accounts payable and accrued liabilities                     (48,999)             (51,780)
Advances from customers                                       (7,360)                  --
Debt due after one year                                      (10,031)              (7,198)
Other non-current liabilities                                (11,019)             (10,901)
Minority interests                                           (36,016)             (35,083)
Cumulative translation losses                                  5,206                5,223
Accrual for estimated loss on disposal                       (51,119)             (48,135)
- ------------------------------------------------------------------------------------------
Net assets of discontinued MK Rail operations               $ 72,000             $ 72,000
==========================================================================================

MK Rail Intercompany Agreements: On June 15, 1995, the Corporation entered into an agreement with MKRail regarding the amount of intercompany indebtedness owed by MKRail to the Corporation and certain other matters. The agreement resulted in the Corporation reducing its receivable from MKRail through a capital contribution of $29,500. The remaining balance of $52,200 was converted into a promissory note, with interest at the prime rate, due in 2000 with earlier repayments under certain default and change-of-interest conditions. The outstanding balance of the promissory note is due and payable in full upon the acquisition of all of the common stock or substantially all of the assets of MK Rail by a third party. The estimated loss on disposition of MK Rail recognized in the consolidated statements of operations includes the effects of this additional capital contribution to MK Rail and the adjustment to realized value upon the sale of MK Rail's promissory note subsequent to December 31, 1995. The Corporation, in connection with its proposed Recapitalization plan, has proposed to exchange the $52,200 principal amount of its MKRail promissory note and accrued interest thereon, together with other consideration for the discharge of the Corporation's existing secured indebtedness.

3.   DISPOSITIONS OF INVESTMENTS IN AFFILIATES AND OTHER ASSETS

Dispositions in 1996

McConnell Dowell Corporation, Limited: In the first quarter of 1996, the Corporation sold its 62.8% ownership interest in MDCfor $28,000 net cash proceeds and recognized a gain on disposal of $2,130. The Corporation, MDC and MDC's lender banks, as of the date of this Quarterly Report on Form 10-Q, are
                                                                          ---
holding discussions concerning the banks release of the Corporation's financial
- -------------------------------------------------------------------------------
guarantees amounting to $25,838 in support of MDC's contract performance
- -------------------------------------------------------------------------------
obligations to its customers.
- --------------

Strait Crossing Development, Inc.: On March 29, 1996, the Corporation and the SCDI members reached an agreement in connection with the Corporation's withdrawal from the joint venture (the "withdrawal agreement") under which the Corporation, in exchange for being indemnified by SCDI members against liabilities relating to the project including contract performance guarantees and those outstanding liabilities or potential liabilities to the bonding companies and those under a bank-provided letter of credit, the Corporation agreed among other things, to transfer its $24,841 investment in the joint venture and its 36% ownership interest in SCDI, to the SCDI members, as well as assign to an SCDI member, as maker, the promissory note received as partial consideration for the sale of its 9% ownership interest in SCDI. The Corporation, further agreed to sell its title to and interest in certain marine equipment to the SCDImembers.

          The Government of Canada has consented to the terms and conditions of the withdrawal agreement and has released the Corporation from its contract performance guarantee under the development agreement. The Corporation had fully provided for the divestiture of its investment in the joint venture and cancelation of its note receivable and accrued interest thereon at December 31, 1995. The Corporation recognized a gain of $4,831 in connection with the sale of its marine equipment to the SCDI members and its withdrawal from the SCDI joint venture in March 1996.

Dispositions in 1995

Sale of Investment in MK Gold Company ("MKGold"): On June 6, 1995, the Corporation sold its 46.4% ownership interest in MKGold for $22,500 cash. As a condition to the purchase of the shares, the buyer acquired MKGold's $20,000 bank credit facility and released the Corporation from its guarantee obligations under the facility. The Corporation recognized a loss on disposal of $9,256.

MK Investments, Inc. (North Pacific construction operations)("MKI"): Based on preliminary negotiations with a prospective buyer of the Corporation's North Pacific construction operations the Corporation recognized a provision of $7,554 to write-down the carrying amount of its 100% ownership interest in MKI to its estimated recovery value. In September 1995, the Corporation completed the sale of certain MKInet assets and operations for $17,100 cash.

Sale of Morrison Knudsen Depot ("Depot"): Based on an indicative offer by the City of Boise to buy the Depot the Corporation wrote-down its carrying amount by $3,209. In December 1995, the Corporation completed the sale of the Depot for $1,500 cash, payable in three equal installments ending June 1996.

4.   CONSTRUCTION JOINT VENTURES

The Corporation has from time to time entered into a number of partnership arrangements with other contractors commonly referred to as "joint ventures". Construction joint ventures frequently have a short life span, since they are designed and created for the sole purpose of bidding on, negotiating for, and completing one specific project and are liquidated when the project is completed. The number of joint ventures in which the Corporation participates and the size, scope and duration of the projects vary between periods. Specific joint ventures change from period to period, and the comparability of the following summary financial information between periods may not be meaningful. The following table pre-sents summarized financial information of the construction joint ventures on a combined 100 percent basis at March 31, 1996 and December 31, 1995 and for the three months in the periods ended March 31, 1996 and 1995.

                                                                                 (Unaudited)
Financial Position at                                                            March 31, 1996    December 31, 1995
- --------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                           $  27,996            $  49,781
Other current assets                                                                   62,230               65,781
Non-current assets                                                                         --               22,112
Property and equipment, net                                                             2,034               67,038
Advances from customers                                                               (16,051)             (16,197)
Other current liabilities                                                             (50,753)            (161,066)
- --------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $  25,456            $  27,449
====================================================================================================================
Corporation's investments in and advances to construction joint ventures            $  16,998            $  15,186
====================================================================================================================
- --------------------------------------------------------------------------------------------------------------------

Results of Operations                                                            (Unaudited)           (Unaudited)
Three Months Ended March 31,                                                        1996                  1995
- --------------------------------------------------------------------------------------------------------------------
Combined joint ventures, net
  Revenue                                                                           $ 126,489            $ 218,089
  Cost of revenue                                                                    (104,686)            (210,317)
- --------------------------------------------------------------------------------------------------------------------
Operating income                                                                    $  21,803            $   7,772

Corporation's share, net
Revenue                                                                             $  24,821            $  68,496
Cost of revenue                                                                       (22,011)             (65,283)
- --------------------------------------------------------------------------------------------------------------------
Operating income                                                                    $   2,810            $   3,213
====================================================================================================================

5.   INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

The following table presents summarized financial information of the unconsolidated affiliated companies accounted for by the equity method on a combined 100 percent basis at March 31, 1996 and December 31, 1995 and for the three months in the periods ended March 31, 1996 and 1995. Amounts for all periods presented include the accounts of the following individually significant investees (the Corporation's ownership interests therein are shown parenthetically): AmerBank (29.5%); Westmoreland Resources, Inc. (24%), Mitteldeutsche Braunkohlengesellschaft mbH ("MIBRAG mbH") (33%) and McConnell Dowell Corporation, Limited ("MDC") (62.8%) until its disposition in March 1996.

          Because of the Corporation's decision to dispose of its ownership interest in AmerBank the carrying amount of its investment therein is reflected in the accompanying balance sheets at March 31, 1996 and December 31, 1995 under the caption "Investments in Unconsolidated Affiliates Held for Sale". The carrying amount of the Corporation's 29.5% ownership interest in AmerBank at March 31, 1996 was $5,389 and was less than the fair market value of AmerBank's publicly traded stock, based on published market prices at March 31, 1996.


                                                                                  (Unaudited)
Financial Position at                                                            March 31, 1996    December 31, 1995
- --------------------------------------------------------------------------------------------------------------------
Current assets                                                                      $ 506,820            $ 618,701
Non-current assets                                                                    738,160              754,462
Current liabilities                                                                  (183,740)            (274,537)
Long-term debt                                                                       (255,059)            (211,331)
Other non-current liabilities                                                        (614,458)            (665,662)
- --------------------------------------------------------------------------------------------------------------------
Net assets                                                                          $ 191,723            $ 221,633
====================================================================================================================
Corporation's investments in and advances to unconsolidated affiliates              $  54,093            $  51,031
====================================================================================================================

- ---------------------------------------------------------------------------------------------------------------
Results of Operations                                                         (Unaudited)            (Unaudited)
Three Months Ended March 31,                                                      1996                 1995
- ---------------------------------------------------------------------------------------------------------------
Revenue                                                                          $ 217,579            $ 197,871
Operating income                                                                    11,682               20,563
Net income                                                                           9,010               28,823
===============================================================================================================
 Corporation's equity in net income of unconsolidated affiliates                  $   3,241           $  11,947
===============================================================================================================

          The Corporation's equity in the net income of unconsolidated affiliates of $11,947 for the three months ended March 31, 1995 includes its $8,005 proportionate share of MDC's net income. Because of the Corporation's decision to sell its ownership interest in MDC, the Corporation has accounted for its investment in MDCduring 1995 by the equity method. In the first quarter of 1996, the Corporation sold its 62.8% ownership interest in MDC. See Note 3. "Dispositions of Investments in Affiliates and Other Assets."

6.   SHORT-TERM DEBT

          Short-term debt at March 31, 1996 and December 31, 1995 consisted of the following:

                                                                              (Unaudited)
                                                                            March 31, 1996    December 31, 1995
- ----------------------------------------------------------------------------------------------------------------
Antecedent debt, interest rates of 8.25% and 8.5% at
  March 31, 1996 and 8.5% at December 31, 1995                                    $213,344             $213,344
Bridge loan, interest rate of 11.5%
  at December 31, 1995                                                                  --               37,882
- ----------------------------------------------------------------------------------------------------------------
Total short-term debt                                                             $213,344             $251,226
================================================================================================================

     The weighted average interest rates on short-term borrowings outstanding at March 31, 1996 and December 31, 1995 were 8.25% and 9.0%, respectively.

New and Amended Credit Facilities: On August 10, 1995, the Corporation, its bank lenders and sureties agreed as of July 31, 1995 to a restructuring of the Corporation's existing indebtedness and provided for an increase in the amount of the bridge loan from $122,100 to $129,000. In addition, the restructuring incontemplation of the planned divestiture of Transit, provided for the establishment of interim credit facilities, expiring September 1, 1995, to advance funds to Transit of up to approximately $50,000 with interest at the prime rate to finance its operations in connection with the Transit contracts.

          On October 17, 1995, the Corporation reached an agreement to dispose of Transit. In connection with the disposition of Transit (i) outstanding borrowings under the two interim credit facilities to fund Transit's operations were paid off on October 17, 1995 and (ii) the maximum borrowing amount under the bridge loan was reduced from $129,000 to $100,000. Outstanding borrowings under the bridge loan were subject to interest at the prime rate plus three percent per annum (11.25% at March 31, 1996) and were due and payable on March 31, 1996. On March 29, 1996 the Corporation paid the outstanding balance owing under the bridge loan.

          On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47,500, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996.

          Under the restructuring agreements, the antecedent debt was secured by security interests and mortgages on substantially all of the assets of the Corporation and certain of its subsidiaries. The restructuring agreements permit the deferral of principal payments on the antecedent debt from July 1, 1995 until December 31, 1996, except, the Corporation is required to repay $100,000 on September 30, 1996 plus interest and periodic bank fees accrued to that date. Outstanding borrowings under the antecedent debt bear interest at the prime rate (8.25% at March 31, 1996). Interest accrued on outstanding borrowings after July 1, 1995, was allowed to be deferred and paid in six equal monthly installments, together with accrued interest thereon at the prime rate on the unpaid interest, commencing April 30, 1996 unless repaid with optional principal prepayments. The Corporation had deferred $14,427 of accrued interest payable on antecedent debt from July 1, 1995 in the accompanying consolidated balance sheet at March 31, 1996. On April 2, 1996, as partial consideration for the extension of the bridge loan facility the Corporation paid the $14,427 interest, which funds were drawn from the bridge loan facility. Outstanding borrowings under the bridge loan facility as of the date of this Quarterly Report on Form 10-Q were $14,500.

          In addition to the required $100,000 repayment under the antecedent debt at September 30, 1996 and $113,344 on December 31, 1996, the restructuring agreements also provide for (i) optional prepayments and (ii) mandatory prepayments. The Corporation may, at its option, prepay at any time all or part of the amount outstanding under the antecedent debt. The Corporation must prepay any prepayments or repayments received by the Corporation on the $52,200 note receivable from MKRail, net cash proceeds from the sales of certain businesses and assets currently held for sale, and any tax refunds received.

7.   LEGAL PROCEEDINGS

The Corporation is subject to a number of lawsuits in the following four general categories that were either settled or are currently pending against the Corporation and/or MKRail and their respective directors and or officers (the "defendants") (i) class actions relating to transactions in the common stock of the Corporation (ii) class actions relating to the issuance of, and transactions in, the common stock of MK Rail (iii) derivative actions brought by persons who claim to be stockholders of the Corporation and (iv) claims brought by the former stockholders of three corporations, Touchstone, Inc., TMS, Inc. and Clark Industries, Inc., ("Clark") acquired by the Corporation in exchange for shares of the Corporation's common stock. The plaintiffs in these actions have sought various remedies, including compensatory and punitive damages and injunctive relief.

          Settlement discussions have been held among the Corporation, MK Rail, certain of their respective present and former officers and directors, their insurance carriers, the underwriting defendants and plaintiffs with respect to all of the pending cases except Pilarczyk. These discussions have resulted in agreements to settle the MK Securities Class Actions, the MK Rail Securities Class Actions, the Derivative Actions, the Touchstone Actions and the Clark Action.

          The settlements, other than that of the Touchstone, Inc. Actions, and the Clark Action must be submitted to, and approved by, the courts presiding over the various cases. That process is ongoing and, as of this date, stands as follows:

          The settlement of the MK Securities Class Actions has been approved by the United States District Court for the District of Idaho in a final judgment entered on December 1, 1995. A court approved settlement fund was established and settlement proceeds (cash of $35,000, which was provided by insurers, and a share certificate for 2,976,923 shares of the Corporation's common stock) were deposited therein during 1995. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds from the settlement fund to the control of the plaintiffs is subject to nonappealable judgments approving the settlements in the MK Rail Securities Class Actions and the MKDerivative Actions.

          The settlement of the MKRail Securities Class Actions was approved on March 29, 1996 by the United States District Court for the District of Idaho, subject to appeal for a period of 30 days following March 29, 1996. No appeal was filed. A court-approved settlement fund was established and the Corporation deposited a share certificate for 869,231 shares of its common stock into such fund after the settlement was approved. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds to the control of the plaintiffs is subject to the entry of a final nonappealable judgment approving the settlement of the "Double Derivative Action". The effectiveness of the settlement of the MK Rail Securities Class Actions is not, however, subject to the final judicial approval of the settlements in the MK Securities Class Actions or the MK Derivative Actions.

          The settlements of the MK Derivative Actions has been submitted for approval by the Delaware Chancery Court and the Idaho District Court for Ada County. In connection with the settlements of the MK Derivative Actions, the Corporation reached an agreement with the Corporation's former chairman with respect to his severance benefits, including pension rights, to which the plaintiffs do not object. The settlement of the MKDerivative Actions was approved on April 15, 1996 by the Delaware Court of Chancery. A hearing has been scheduled for May 21, 1996 before the Idaho District Court. If approved by final orders of the Delaware Chancery Court and the Idaho District Court that become final and nonappealable the settlement proceeds from the MK Derivative Actions (less attorneys' fees and expenses) will be transferred to the control of the settlement fund in the MKSecurities Class Actions and, thus, the effectiveness of the settlement is subject to certain conditions, including the entry of final, nonappealable judgments approving the settlements in the MK Securities Class Actions (which condition has been satisfied), the MK Rail Securities Class Actions (which condition has been satisfied) and the Double Derivative Action asserted on behalf of MK Rail.

          Settlement of the Double Derivative Action asserted on behalf of MK Rail was reached on March 4, 1996. A hearing with respect to such approval has been set for May 21, 1996. The Corporation has no monetary or other obligations under the settlement of the actions resulting from the Double Derivative Action. However, $4,500 in the reduction of intercompany debt owed by MKRail to the Corporation is attributable to the settlement of the Double Derivative Action, the MKSecurities Class Actions and the MKRail Securities Class Actions. The effectiveness of the settlement is conditioned upon a judgment by the Idaho Court approving the settlement that becomes final and nonappealable and approval of the settlement in the MK Rail Securities Class Actions (which condition has been satisfied).

          The settlement terms will require the Corporation, as its share of the settlements, to (i) issue 2,976,923 shares of common stock in settlement of the MK Securities Class Actions; and (ii) issue 869,231 shares of common stock in settlement of the MK Rail Securities Class Actions. Under the Corporation's Recapitalization plan and the Washington agreement, plaintiffs in the MKSecurities Class Actions and MK Rail Securities Class Actions would be entitled to receive a pro-rata share of the proposed stock purchase warrants. The settlement of the Derivative Actions requires the implementation of certain "therapeutic measures"with respect to corporate governance. The Corporation's insurance carriers have paid $35,000 on behalf of the individual defendants in the MK Securities Class Actions and the Derivative Actions, and MK Rail's insurance carrier has paid $6,000 into a settlement fund created in connection with the settlement of the MK Rail Securities Class Actions.

          The Touchstone, Inc. Actions have been settled and notices of voluntary dismissal with prejudice were filed on January 16, 1996. Under the terms of the settlement, the Corporation paid $425 to the plaintiffs, paid the plaintiffs their actual out-of-pocket fees and costs in the amount of $146 in April 1996, and agreed to pay the difference, if any, between $5,250 and the sum of all proceeds received by the plaintiffs as members of the class from the settlement of the MK Securities Class Actions.

          The Clark Action has been settled in principle and it is expected that a definitive Settlement Agreement will be executed by all parties no later than May 15, 1996. Under the terms of the Settlement the plaintiffs will be paid $275 (which will be provided by the Corporation's insurer) and, in addition to the exchange of general releases, the plaintiffs will be specifically released from their obligations pursuant to a Deposit Escrow Agreement plaintiffs entered into for the benefit of the Corporation. On May 8, 1996, the court entered an order dismissing the case with prejudice, with leave to refile for thirty-five days in the event that a settlement is not consummated.

          If settlement agreements in connection with the class actions relating to transactions in the Corporation's common stock, class actions relating to the issuance of, and transactions in, the common stock of MK Rail and claims brought by the former stockholders of Touchstone, Inc., are approved as contemplated in their present form, the Corporation expects, that the amounts provided in the accompanying consolidated financial statements for these actions will likely exceed the ultimate liability of these actions.

          Other claims, lawsuits, disputes with third parties, investigations and administrative proceedings against the Corporation and its subsidiaries relating to matters that are in the ordinary course of its business activities, including environmental matters, are not expected to have a material adverse effect on the Corporation's financial position or results of operations.

8.   COMMITMENTS AND CONTINGENCIES

The Corporation has commitments and performance guarantees arising from engineering and construction contracts including those of its construction joint ventures. The Corporation is self insured for workers' compensation, automobile, general liability and third party errors and omissions. The Corporation has insurance agreements with insurers for losses in excess of self-insured limits.

CF Systems: In 1990, the Corporation acquired CFSystems, which had developed a solvent-extraction technology. The Corporation's investment in CFSystems, was $2,862 at March 31, 1996 and $4,844 at December 31, 1995.

          In March 1995, the Corporation was awarded a $26,700 fixed-price contract by the Texas Natural Resource Conservation Commission ("TNRCC") for remediation of contaminated soil at a Superfund Site in Texas. Among other provisions, the contract will require CFSystems to (i) front-end (design, procure, fabricate, assemble and start-up) an on-site solvent-extraction facility and (ii) provide a guarantee in the form of a letter of credit for the estimated front-end costs of $13,600. TNRCCwill make periodic payments to CFSystems for the front-end costs, until completion of the start-up phase in August 1996, up to a maximum of $13,600. CFSystems has billed and received $5,752of front-end costs at March 31, 1996. If the completed facility is successful in meeting certain specified performance criteria at the end of the start-up phase, CFSystems will proceed to the operations phase and complete the contract. If CFSystems does not meet the performance criteria, such failure will be grounds for termination and TNRCC would recover the front-end costs from the Corporation. After revision of the estimated costs to complete the design, fabrication and erection of the solvent-extraction facility, among other things, a $2,000 provision for anticipated loss was recorded in March 1996 to reflect estimated contract completion costs in excess of contract revenue.

Discontinued Shipbuilding and Real Estate Development Operations: In April 1989, the Corporation sold its ownership interest in National Steel and Shipbuilding Company ("NASSCO") and in June 1994, the Corporation renegotiated and amended the April 1989 sale agreement with NASSCO. Under the terms of the amended agreement the Corporation agreed to provide NASSCO a $21,000 credit facility. The Corporation's commitment to provide the $21,000 credit facility will ter-minate concurrently with the delivery and acceptance by the U.S. Navy of the last NASSCO-built ship in a multiple-ship contract. The U.S. Navy and NASSCO, as of the date of this Quarterly Report on Form 10-Q, are negotiating the acceptance date of such ship, which is expected to occur on or before May 31, 1996. Prior to the third quarter of 1995, the Corporation also guaranteed a stand-alone bank credit facility for NASSCO. In the third quarter of 1995, NASSCO negotiated a stand-alone bank credit facility without a Corporation guarantee.

          The Corporation has also guaranteed $21,000 of NASSCO's port facility bonds until not later than December 1, 2002, and guaranteed $1,375 of NASSCO's federal workers' compensation bonds. NASSCO's floating dry dock is pledged as collateral for the $21,000 port facility bonds. The agreement in connection with the Corporation's guarantee of NASSCO's $21,000 indebtedness includes certain default provisions including the occurrence of an event of bankruptcy proceedings under the United States Bankruptcy Code. Upon the occurrence of an event of default, payment of the $21,000 indebtedness could be accelerated.

          At March 31, 1996, the Corporation was liable for $11,928 of secured bank loans due June 30, 1996 in connection with commercial real estate operations of its Emkay Development Company, Inc. subsidiary, discontinued in 1987. Net liabilities of the discontinued real estate operations were included in the accompanying consolidated balance sheets at March 31, 1996 and December 31, 1995 under the caption "Other Accrued Liabilities".


- --------------------------------------------------------------------------------------------------------------
                                                                           (Unaudited)
Financial Position at                                                     March 31, 1996     December 31, 1995
- --------------------------------------------------------------------------------------------------------------
Real estate assets held for sale                                              $  8,388             $ 11,928
Other assets and liabilities, net                                                  267                  318
Secured term bank loans, due June 30, 1996, interest rate of 8.75%
  at March 31, 1996 and December 31, 1995                                      (11,928)             (15,519)
- --------------------------------------------------------------------------------------------------------------
Net liabilities                                                               $ (3,273)            $ (3,273)
==============================================================================================================

Letters of Credit: At March 31, 1996 the Corporation was contingently liable, in the normal course of business, for $81,419 related to letters of credit under contract performance obligations to customers not reflected in the balance sheet at March 31, 1996. Of this aggregate amount, $20,378 in letters of credit were for contract performance obligations to customers of its discontinued MK Rail and Transit operations and $25,838 in letters of credit in support of contract performance obligations to customers of MDC. In the first quarter of 1996, the Corporation sold its 62.8% ownership interest in MDC. The Corporation and MDC's lender banks, as of the date of this Quarterly Report on Form 10-Q, are holding discussions concerning the banks release of the Corporation's financial guarantees.

          In addition, at March 31, 1996, the Corporation had provided guarantees for $61,505 in letters of credit issued by third parties, in connection with Amerail's performance of the Metra Contract. In addition, the Corporation was contingently liable for $14,563 related to letters of credit to meet the reinsurance requirements of the Corporation's captive insurance subsidiary. The credit risk is mitigated by the insurance subsidiary's portfolio of high quality investments ($27,256 fair value at March 31, 1996) used to collateralize the letters of credit.

Government Audits: The Corporation has a number of cost reimbursable contracts with the U.S. Government, the allowable costs of which are subject to adjustments upon audit by various agencies of the U.S. Government. Audits currently in progress are in varying stages of completion and relate to years ended 1987 through 1994. Some audits have resulted in proposed claims and cost disallowances. The Corporation must complete cost analysis for the years under audit before it can determine the merit of the issues raised and quantify the amount of any potential disallowance. The Corporation expects that the resolution of these matters will not materially effect the Corporation's results of operations or financial position.

9.   SUBSEQUENT EVENTS

Retention and Severance Pay Plans: Effective June 30, 1995, the Corporation adopted key employee retention and severance plans to retain certain key executives and key employees (the "1995 plans"). The plans encourage employees to remain employed with the Corporation by providing additional compensation from the date of adoption through July 1, 1996, and by providing enhanced severance benefits under certain circumstances to any covered employee who is involuntarily terminated prior to July 1, 1996. On April 10, 1996, the Corporation's board of directors approved amendments to the retention and severance plans and adopted a new severance plan (the "1996 plan").

          Under the 1995 retention plan, covered employees would receive awards in cash and stock ranging from 18.3% to 70.0% of their annual base salaries, partially payable in cash on December 15, 1995, and the remainder payable in stock and/or cash on July 1, 1996. The 1995 retention plan also provided that in the event of a Chapter 11 Bankruptcy filing, the stock award would be forfeited and the remaining cash to be paid on July 1, 1996 would be doubled. The retention plan, as amended, provides that, covered employees will have the option of receiving a cash payment on July 1, 1996 equal to twice the cash payment received on December 15, 1995 ("initial cash payment"), or elect (prior to April 30, 1996) to postpone the July 1, 1996 cash payment until the earlier of the Corporation's emergence from a Chapter 11 proceeding or September 30, 1996. Covered employees who elect to postpone payment will receive an additional cash amount equal to the initial cash payment prorated on the number of days from July 1, 1996 to September 30, 1996, but no later than September 30, 1996 and no less than 25% of the initial cash payment.

          Under the 1995 severance plan, covered employees who are involuntarily terminated (without cause) after the occurrence of (i) a change in control of the covered employee's division, (ii) a bankruptcy filing, or (iii) a change in any consecutive two year period of a majority of the directors (unless each new director was approved by a vote of two-thirds of the remaining directors), will receive cash awards ranging from four to nine months of annual base salary. The severance plan terminates on the confirmation of any Chapter 11 plan concerning the Corporation or July 1, 1996 provided that no triggering event has occurred. The 1996 severance plan is substantially similar to the 1995 severance plan but, provides covered employees with severance benefits if they are involuntarily terminated (without cause) between April 10, 1996 and December 31, 1997. Covered employees for the purposes of the 1996 severance plan are employees who elect to postpone payment of their cash award under the retention plan until after July 1, 1996. The estimated liability for retention plan awards of $4,357 was included in the accompanying consolidated balance sheet at March 31, 1996 under the caption "Other Accrued Liabilities". Minimum and maximum cash awards under the retention plan are estimated to be $5,200 and $6,900, respectively.

Reorganization Bonus: On April 2, 1996, the compensation committee of the Board of Directors awarded to certain key employees cash bonuses totaling $1,115, payment of which is conditioned upon the successful reorganization of the Corporation.

New Boise Office Lease Agreement: In May 1996, the Corporation and its Boise office landlord agreed in principle to, among other things, cancellation of the existing lease with a remaining term of approximately 19 years, execution of a new lease agreement with lower periodic rent and an initial term of seven years and certain tenant and landlord improvements, subject to, among other things, approval by the Corporation's secured creditors of the landlord's rejection damages claim of approximately $13,000 as an impaired claim against the Corporation pursuant to its Recapitalization under Chapter 11 of the United States Bankruptcy Code.

Acquisition Agreement: On May 16, 1996, the Corporation and Washington Construction Group, Inc. ("Washington") reached a preliminary non-binding agreement in principle (the "agreement") as to the economic terms of the merger of the Corporation with and into Washington subject to the successful negotiation and execution of a definitive agreement and the successful completion of the Corporation's proposed Recapitalization, among other things.

          Under the terms of the agreement, Washington would (i) issue shares of common stock representing 45% of the combined companies (estimated to be 24.1 million shares) and pay $13,300 cash to the holders of certain claims set forth in the Corporation's proposed Recapitalization plan and (ii) issue warrants to purchase an aggregate of 2,765,000 shares of new common stock of the combined companies at an exercise price of $12.00 per share for a term of five years in exchange for all of the outstanding shares of the Corporation's common stock.

          In the event the Corporation fails to proceed with the proposed Recapitalization or agrees, following termination of the agreement, to sell a majority of its stock or any of its principal operating businesses to a party other than Washington and in either event, Washington was not in default of its obligations under the agreement, the Corporation would be liable for a break-up fee in the maximum amount of $12,000 plus certain out-of-pocket expenses of Washington not to exceed $1,000. In connection with its Recapitalization plan, Washington would pay in full the Corporation's debtor-in-possession loan, not to exceed $50,000.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 1996 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 1995


                                                                                    (Millions of dollars)
                                                                                    Quarter Ended March 31,
                                                                                -------------------------------
                                                                                  1996                   1995
Revenue                                                                          $324.2                $366.5
Operating income from continuing operations                                        14.7                   5.0
General and administrative expenses                                               (13.5)                (10.6)
Interest expense                                                                   (5.2)                 (5.4)
Equity in net income of unconsolidated affiliates                                   3.2                  11.9
Gain (loss) on disposition of investments in affiliates, net                        2.1                 (20.0)
===============================================================================================================

Revenue: Revenue from continuing operations for the first quarter of 1996 was $324.2 million, a decrease of $42.3 million compared to $366.5 million for comparable period of 1995. The decrease was primarily due to (i) the sale in September 1995 of certain net assets and operations of the Corporation's North Pacific construction operations with revenues of $36.1 million in the first quarter of 1995 and (ii) the execution and completion of a number of heavy civil construction contracts, principally for public works, with revenues of approximately $16.0 million in the first quarter of 1995.

Operating Income: Operating income from continuing operations for the first quarter of 1996 was $14.7 million, an increase of $9.7 million compared to $5.0 million for the comparable period of 1995. Operating income of all of the Corporation's business units increased for the first quarter of 1996 compared to the comparable period of 1995, after recognition in each of the periods of a number of unusual items described below. In addition, the Corporation's wholly-owned German subsidiary recognized approximately $2.0 million of mining services fees earned in the first quarter of 1996 in connection with its mining services contract with MIBRAG mbH. Because of restrictions on repatriation of funds pursuant to the terms of the MIBRAG mbH purchase agreement the Corporation did not recognize any mining services fees in the first quarter of 1995. Operating income from continuing operations for the first quarter of 1996 was affected by the recognition of a number of unusual items, the net result of which was to decrease operating income by $.8 million and included $6.8 million of provisions for anticipated losses on a number of fixed-price contracts substantially offset by the recognition of a $4.8 million gain in connection with the sale of marine equipment to SCDI members and the Corporation's withdrawal from the SCDI joint venture, and $1.2 million of additional revenue from a negotiated claim settlement of a contract completed in a prior period.

          Operating income from continuing operations for the first quarter of 1995 was also affected by the recognition of a number of unusual items, the net result of which was to increase operating income by $2.2 million and included $3.3 million in additional revenue from a negotiated claim settlement partially offset by a $1.1 million increase in legal costs and expenses in connection with the Corporation's pursuit of additional claim revenues.

General and Administrative Expenses: General and administrative expenses for the first quarter of 1996 were $13.5 million, an increase of $2.9 million compared to $10.6 million for the comparable period of 1995 principally due to a $3.1 million decrease in costs and expenses allocated to cost of revenue in the first quarter of 1996 compared to the comparable period of 1995.

Interest Expense:Interest expense for the first quarter of 1996 was $5.2 million, a slight decrease of $.2 million compared to $5.4 million for the comparable period of 1995. The decrease was the result of lower average outstanding borrowings in 1996 of $236.3 million with an effective weighted average interest rate of 8.6% compared to average outstanding borrowings in 1995 of $324.3 million with an effective weighted average interest rate of 8.4%.

Equity in Net Income (Loss) of Unconsolidated Affiliates: The Corporation's share of unconsolidated affiliates' income for the first quarter of 1996 was $3.2 million, a decrease of $8.7 million compared to $11.9 million for the comparable period of 1995. The Corporation's equity in the net income of MDCin the first quarter of 1996 was $.9 million compared to $8.0 million in the comparable period of 1995, which included the Corporation's $6.3 million share of MDC's non-recurring gain from the sale of a subsidiary. In addition, the Corporation's equity in the net income of MIBRAG mbH in the first quarter of 1996 was $2.2 million or $1.9 million less than the comparable period of 1995 principally due to the renegotiation of long-term coal supply contracts. In consideration for customer's agreements to extend certain coal supply contracts, MIBRAG mbH agreed to a reduction in the unit price of the coal.

Disposition of Investments in Affiliates and Other Assets: The $2.1 million gain on disposition of investments in affiliates for the first quarter of 1996 stems from the Corporation's sale of its 62.8% ownership interest in MDC.

          The $20.0 million loss on disposition of investments in affiliates and other assets for the first quarter of 1995 consisted of a $9.3 million loss on the Corporation's sale in June 1995 of its remaining ownership interest in MK Gold Company, a loss provision of $7.5 million to write-down the carrying amount of its investment in MKInvestments, Inc. (North Pacific construction operations) and a $3.2 million loss provision to write-down the carrying amount of the Morrison Knudsen Depot. See Note 3. "Dispositions of Investments in Affiliates and Other Assets".

Income Tax Expenses: The Corporation recognized tax expense for the first quarter of 1996 and 1995 of $1.1 million and $.5 million, respectively, consisting only of estimated foreign and state income taxes relating to certain jurisdictions in which the Corporation had net taxable income. The Corporation provided federal tax expense on income from continuing operations in 1996, however this provision was offset by the reversal of an equal amount of the valuation allowance established in prior periods. The Corporation did not provide a federal tax benefit in 1995 because of the substantial doubt of realization due to the uncertainty of the outcome of the Corporation's proposed Recapitalization plan, among other things.

Discontinued Operations: In connection with its decision to dispose of MK Rail in March 1995 and the disposition of Transit, effective June 1995, the Corporation recorded an aggregate loss from discontinued operations of $31.7 million, without providing any future tax benefit. The loss includes (i) a $25.5 million write-down of the Corporation's carrying value of its investment in MK Rail to estimated net realizable value based upon the best information available in the circumstances, (ii) an estimated $5.9 million provision for the Corporation's share of MK Rail's net operating loss of $5.3 million for the three months ended March 31, 1995 and estimated net operating loss until the expected time of disposal and (iii) $.3 million loss from Transit's operations for the three months ended March 31, 1995.

FINANCIAL CONDITION


Liquidity and capital resources (thousands of dollars)                         March 31,
                                                                     -----------------------------
                                                                        1996               1995
Cash and cash equivalents:
   Beginning of period                                                $ 63,086           $ 66,864
   End of period                                                        78,638             77,082
Total debt, including accrued interest on antecedent
   debt of $14,427 and $9,320, respectively                            339,216            371,990
                                                                           Three Months Ended
                                                                               March 31,
                                                                     -----------------------------
                                                                          1996             1995
Net cash provided (used) by:
   Operating activities                                               $ 27,429           $(70,074)
   Investing activities                                                 26,005             10,240
   Financing activities                                                (37,882)           110,967

          Total capitalization at March 31, 1996 was $145.8 million, and consisted of $339.2 million debt and $193.4 million stockholders' deficiency compared to total capitalization at December 31, 1995 of $178.3 million, which consisted of $372.0 million debt and $193.7 million stockholders' deficiency.

          The Corporation was able to generate internal cash flow from operations in the first quarter of 1996 principally from the collection of accounts receivable and receipt of $21.3 million of income tax refunds. In addition, the Corporation received gross proceeds of $29.3 million from the sale of MDC and the Depot. The combined cash from operating and investing activities and tax refunds in the first quarter of 1996 enabled the Corporation to repay the $37.9 million of outstanding borrowings under its bridge loan and increase its consolidated cash balance at March 31, 1996 by $15.6 million. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation was paid the $14.4 million deferred interest on its antecedent debt with funds drawn from the loan facility. Outstanding borrowings under the bridge loan facility as of the date of this Quarterly Report on Form 10-Q were $14.5 million.

          Net cash used by continuing operations in the first quarter of 1995 of $70.1 million consisted of an increase in accounts receivable at March 31, 1995 of $60.0 million. These accounts receivable were sold at December 31, 1994, cancelled effective March 31, 1995, and subsequently absorbed into the new bank credit facility on April 11, 1995. In addition, approximately $24.0 million of cash was used to fund cost overruns on a number of fixed-price contracts. Net cash provided by investing activities in the first quarter of 1995 of $10.2 million arose substantially from the $8.2 million net proceeds from sales less purchases of securities available for sale and $2.4 million from sales of property, equipment and other assets. See Note 3. "Disposition of Investments in Affiliates and Other Assets". Net cash provided by financing activities in the first quarter of 1995 of $111.0 million included $117.1 million additional borrowings under bank credit agreements less the cash payment of the fourth quarter 1994 dividend of $6.1 million.

LIQUIDITY

The Corporation expects negative cash flows from operations for 1996. Cash flows in 1996 will be negatively impacted by general and administrative costs and expenses in connection with its proposed recapitalization plan and stockholders' litigation, the required funding for the remainder of its fixed-price construction contract losses recognized in 1994, 1995 and 1996 and its continuing debt service. On April 2, 1996, as partial consideration for the extension of the bridge loan facility from March 31, 1996 to September 31, 1996 the Corporation paid $14.4 million interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. The Corporation's repayment obligations on existing indebtedness, after having paid the outstanding balance of the bridge loan on March 29, 1996, include (i) repayment of $100.0 million of antecedent debt on September 30, 1996, (ii) repayment of the $113.3 million balance of the antecedent debt on December 31, 1996, and
(iii) the additional amounts required to be escrowed in connection with its Transit reimbursement obligations for the benefit of the bonding company and Metra Banks on such dates and to ultimately fund the remaining $31.2 million reimbursement obligation to the bonding company and the estimated amount owing on the Metra Guaranty, currently $80.2 million at March 31, 1996. Even if the Corporation has sufficient liquidity to meet its obligations prior to the maturity of its antecedent debt, the Corporation believes that further refinancings of its existing indebtedness would not be sufficient to enable the Corporation to continue as a going concern. The Corporation further believes that cash generated from operations and the proceeds from the sale of its remaining investment held for sale will not be sufficient to meet its existing antecedent debt obligations and the required escrow payments under the Transit reimbursement obligations in 1996.

          On March 29, 1996, the Corporation paid the outstanding balance owing under its bridge loan facility. On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47.5 million, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14.4 million interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996, which funds were drawn from the extended bridge loan facility. See Note 6. "Short-Term Debt - New and Amended Credit Facilities"to the Consolidated Financial Statements.

          The Corporation, which has been experiencing significant operating losses and is facing severe liquidity problems, has been discussing with certain of its secured and unsecured creditors, including holders of the Corporation's existing secured indebtedness, its bonding company, lessors in connection with certain long-term, noncancelable leases, and representatives of potential investors, alternatives to reduce or liquidate the Corporation's current and future financial debt obligations to permit the continuation of the Corporation as a going concern. These alternatives included, among other things, a number of remedies available to the Corporation, the goal of which is to alleviate the problems caused by the Corporation's excessive debt levels, debt service and certain long-term lease payment obligations, to enable the Corporation to continue to implement its revised business strategy and to help assure the Corporation's long-term viability. For that purpose, the Corporation initially presented a proposed recapitalization plan (the "Recapitalization") to certain of its secured creditors at a meeting held in February 1996, and has continued to discuss the terms of the Recapitalization with those secured creditors. Pursuant to the Recapitalization, the Corporation would exchange its existing secured indebtedness consisting of its antecedent debt and Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock (which initially will represent all of the outstanding common stock of the Corporation) and common stock of MKRail representing the Corporation's 65% ownership interest in MKRail, the Corporation's $52.2 million principal amount of its note receivable from MKRail with interest at the prime rate (8.25% at March 31, 1996) and certain other assets. Existing stockholders and the Securities Class Actions claimants would receive new common stock purchase warrants in exchange for all the outstanding shares of common stock and all the shares of common stock to be issued by the Corporation in settlement of the MK Securities Class Actions and MKRail Securities Class Actions. The Recapitalization contemplated effecting the exchange through a partial prepackaged plan of reorganization pursuant to Chapter 11 of the United States Bankruptcy Code (prepackaged plan). The objective of a prepackaged plan under Chapter 11 would be to allow the Corporation to achieve its objectives without unanimous approval of its creditors in the shortest time possible and continue to resume operations in its recapitalized form without the full burden of debt that existed prior to the bankruptcy proceedings.

          On April 15, 1996, the Corporation solicited acceptances of its Recapitalization from its impaired creditors (holders of the Corporation's existing secured indebtedness) and requested its impaired creditors to return their completed ballots no later than 5:00 p.m. Eastern Daylight time on May 24, 1996. The Recapitalization, through the prepackaged plan is designed to substantially reduce the Corporation's secured debt obligations, lessen the risk of a protracted Chapter 11 proceedings which would significantly impact the Corporation's business and create a capital structure that allows the Corporation to continue in operation and maintain and enhance its competitive position. In addition, management anticipates that the proposed prepackaged plan would also allow management to concentrate more of its time on improving the Corporation's business opportunities, rather than on managing its debt obligations.

          As of the date of this Quarterly Report on Form 10-Q, the Corporation has not reached final agreement with its secured creditors. The final form or results of a restructuring cannot be predicted, and there can be no assurance that a restructuring can be accomplished through a prepackaged plan. Any such restructuring, if successful, would substantially dilute or eliminate the value of existing stockholders' interests. If the Corporation is unable to effect a prepackaged plan, the Corporation will be forced to evaluate other available options, which may include the commencement or continuation of a Chapter 11 case without a preapproved plan. A nonprepackaged Chapter 11 case would likely be lengthier, involve more contested issues with creditors and other parties in interest, and result in significantly increased Chapter 11 expenses for professional consultants, a negative impact on cash flow due to lack of customer confidence resulting in reduction in new contract awards, and a corresponding reduction in the consideration received by the Corporation's secured creditors and existing stockholders than would be the case with a prepackaged plan.

          The Corporation's financial statements have been prepared assuming that the Corporation will continue as a going concern. As discussed herein, the
Corporation: had substantial losses and negative cash flow from operations in 1994 and 1995, which significantly reduced stockholders' equity and resulted in a substantial accumulated deficit and working capital deficiency at March 31, 1996; and does not expect to be able to make its required debt repayments in 1996. Thus, unless the Corporation is able to effect the Recapitalization or arrange a transaction with a strategic investor, these conditions raise substantial doubt about the Corporation's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

          On May 16, 1996, the Corporation and Washington Construction Group, Inc. ("Washington") reached a preliminary non-binding agreement in principle (the "agreement") as to the economic terms of the merger of the Corporation with and into Washington subject to the successful negotiation and execution of a definitive agreement and the successful completion of the Corporation's proposed Recapitalization, among other things.

          Under the terms of the agreement, Washington would (i) issue shares of common stock representing 45% of the combined companies (estimated to be 24.1 million shares) and pay $13.3 million cash to the holders of certain claims set forth in the Corporation's proposed Recapitalization plan and (ii) issue warrants to purchase an aggregate of 2,765,000 shares of new common stock of the combined companies at an exercise price of $12.00 per share for a term of five years in exchange for all of the outstanding shares of the Corporation's common stock.

          In the event the Corporation fails to proceed with the proposed Recapitalization or agrees, following termination of the agreement, to sell a majority of its stock or any of its principal operating businesses to a party other than Washington and in either event, Washington was not in default of its obligations under the agreement, the Corporation would be liable for a break-up fee in the maximum amount of $12.0 million plus certain out-of-pocket expenses of Washington not to exceed $1.0 million. In connection with its Recapitalization plan, Washington would pay in full the Corporation's debtor-in-possession loan, not to exceed $50.0 million.

NEW BUSINESS AND BACKLOG

New Business: The Corporation booked new business of $111.1 million in the first quarter of 1996 compared to $53.0 million in the last quarter of 1995. New business consists of new engineering, construction, environmental and mining services contracts and changes to existing contracts.

Backlog: Backlog of all uncompleted contracts at March 31, 1996 was $3,651.3 million, compared with $3,864.4 million at year-end 1995. Backlog consists of uncompleted portions of engineering and construction contracts, including the proportionate share of construction joint-venture contracts, the next five-year portion of long-term mining services contracts and the funded and unfunded portions of long-term contracts and subcontracts with various agencies of the U.S. Government. The Corporation has a number of contracts and subcontracts with various agencies of the U.S. Government principally for environmental remediation and restoration work, which contracts extend beyond one year and for which government funding has not yet been approved. Contracts and subcontracts with agencies of the U.S. Government are sub-ject to unilateral termination at the option of the U.S. Government. The Corporation does not expect any material portion of its government contracting business to be terminated.

          The following table sets forth the contract revenue backlog (in thousands of dollars) at March 31, 1996 and December 31, 1995 and the new business booked in each of the quarters ended March 31, 1996 and December 31, 1995.

            December 31, 1995                    March 31, 1996
        New Business     Backlog             New Business      Backlog
        ------------------------             -------------------------
          $53,000       $3,864,400             $111,100     $3,651,300

          The Corporation's business is being adversely affected by its poor financial condition, and by the reluctance of many potential customers to engage the Corporation on new or additional projects. The Corporation has experienced a decline in new business booked in the first quarter of 1996 and the year ended December 31, 1995 compared to 1994. The decline in new business has had a material adverse effect on the Corporation. If the Corporation's diminished ability to secure new work continues, it will further adversely impact the Corporation's ability to continue as a going concern.

PART II.  OTHER INFORMATION
(All dollar amounts in thousands)

Item 3.   Legal Proceedings

The Corporation is subject to a number of lawsuits in the following four general categories that were either settled or are currently pending against the Corporation and/or MKRail and their respective directors and or officers (the "defendants") (i) class actions relating to transactions in the common stock of the Corporation (ii) class actions relating to the issuance of, and transactions in, the common stock of MK Rail (iii) derivative actions brought by persons who claim to be stockholders of the Corporation and (iv) claims brought by the former stockholders of three corporations, Touchstone, Inc., TMS, Inc. and Clark Industries, Inc., ("Clark") acquired by the Corporation in exchange for shares of the Corporation's common stock. These actions have been described in detail in prior reports.

          Settlement discussions have been held among the Corporation, MK Rail, certain of their respective present and former officers and directors, their insurance carriers, the underwriting defendants and plaintiffs with respect to all of the pending cases except Pilarczyk. These discussions have resulted in agreements to settle the MK Securities Class Actions, the MK Rail Securities Class Actions, the Derivative Actions, the Touchstone Actions and the Clark Action.

          The settlements, other than that of the Touchstone, Inc. Actions, and the Clark Action must be submitted to, and approved by, the courts presiding over the various cases. That process is ongoing and, as of this date, stands as follows:

          The settlement of the MK Securities Class Actions has been approved by the United States District Court for the District of Idaho in a final judgment entered on December 1, 1995. A court approved settlement fund was established and settlement proceeds (cash of $35,000, which was provided by insurers, and a share certificate for 2,976,923 shares of the Corporation's common stock) were deposited therein during 1995. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds from the settlement fund to the control of the plaintiffs is subject to nonappealable judgments approving the settlements in the MK Rail Securities Class Actions and the MKDerivative Actions.

          The settlement of the MKRail Securities Class Actions was approved on March 29, 1996 by the United States District Court for the District of Idaho, subject to appeal for a period of 30 days following March 29, 1996. No appeal was filed. A court-approved settlement fund was established and the Corporation deposited a share certificate for 869,231 shares of its common stock into such fund after the settlement was approved. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds to the control of the plaintiffs is subject to the entry of a final nonappealable judgment approving the settlement of the "Double Derivative Action". The effectiveness of the settlement of the MK Rail Securities Class Actions is not, however, subject to the final judicial approval of the settlements in the MK Securities Class Actions or the MK Derivative Actions.

          The settlements of the MK Derivative Actions has been submitted for approval by the Delaware Chancery Court and the Idaho District Court for Ada County. In connection with the settlements of the MK Derivative Actions, the Corporation reached an agreement with the Corporation's former chairman with respect to his severance benefits, including pension rights, to which the plaintiffs do not object. The settlement of the MKDerivative Actions was approved on April 15, 1996 by the Delaware Court of Chancery. A hearing has been scheduled for May 21, 1996 before the Idaho District Court. If approved by final orders of the Delaware Chancery Court and the Idaho District Court that become final and nonappealable the settlement proceeds from the MK Derivative Actions (less attorneys' fees and expenses) will be transferred to the control of the settlement fund in the MKSecurities Class Actions and, thus, the effectiveness of the settlement is subject to certain conditions, including the entry of final, nonappealable judgments approving the settlements in the MK Securities Class Actions (which condition has been satisfied), the MK Rail Securities Class Actions (which condition has been satisfied) and the Double Derivative Action asserted on behalf of MK Rail.

          Settlement of the Double Derivative Action asserted on behalf of MK Rail was reached on March 4, 1996. A hearing with respect to such approval has been set for May 21, 1996. The Corporation has no monetary or other obligations under the settlement of the actions resulting from the Double Derivative Action. However, $4,500 in the reduction of intercompany debt owed by MKRail to the Corporation is attributable to the settlement of the Double Derivative Action, the MKSecurities Class Actions and the MKRail Securities Class Actions. The effectiveness of the settlement is conditioned upon a judgment by the Idaho Court approving the settlement that becomes final and nonappealable and approval of the settlement in the MK Rail Securities Class Actions (which condition has been satisfied).

          The settlement terms will require the Corporation, as its share of the settlements, to (i) issue 2,976,923 shares of common stock in settlement of the MK Securities Class Actions; and (ii) issue 869,231 shares of common stock in settlement of the MK Rail Securities Class Actions. The settlement of the Derivative Actions requires the implementation of certain "therapeutic measures"with respect to corporate governance. The Corporation's insurance carriers have paid $35,000 on behalf of the individual defendants in the MK Securities Class Actions and the Derivative Actions, and MK Rail's insurance carrier has paid $6,000 into a settlement fund created in connection with the settlement of the MK Rail Securities Class Actions.

          The Touchstone, Inc. Actions have been settled and notices of voluntary dismissal with prejudice were filed on January 16, 1996. Under the terms of the settlement, the Corporation paid $425 to the plaintiffs, paid the plaintiffs their actual out-of-pocket fees and costs in the amount of $146 in April 1996, and agreed to pay the difference, if any, between $5,250 and the sum of all proceeds received by the plaintiffs as members of the class from the settlement of the MK Securities Class Actions.

          The Clark Action has been settled in principle and it is expected that a definitive Settlement Agreement will be executed by all parties no later than May 15, 1996. Under the terms of the Settlement the plaintiffs will be paid $275 (which will be provided by the Corporation's insurer) and, in addition to the exchange of general releases, the plaintiffs will be specifically released from their obligations pursuant to a Deposit Escrow Agreement plaintiffs entered into for the benefit of the Corporation. On May 8, 1996, the court entered an order dismissing the case with prejudice, with leave to refile for thirty-five days in the event that a settlement is not consummated.

          If settlement agreements in connection with the class actions relating to transactions in the Corporation's common stock, class actions relating to the issuance of, and transactions in, the common stock of MK Rail and claims brought by the former stockholders of Touchstone, Inc., are approved as contemplated in their present form, the Corporation expects, that the amounts provided in the accompanying consolidated financial statements for these actions will likely exceed the ultimate liability of these actions.

SEC Investigations. The Corporation previously reported that it had been notified that the staff of the Central Regional Offices of the Securities and Exchange Commission planned to recommend to the Commission that one of the Corporation's subsidiaries be named as a respondent in an administrative action in connection with an ongoing investigation of the issuance by the City and County of Denver of revenue bonds to finance the construction of the Denver International Airport. The Corporation has since filed a brief with the Commission disputing the staff recommendation. The Commission has not announced a decision. The Corporation also previously reported that MK Rail and the Corporation are subject to a formal investigation by the Pacific Regional Office of the Commission. The Corporation continues to provide documents in response to discovery requests and otherwise cooperate with the Commission's staff in connection with this investigation.

Item 6.   Exhibits and Reports on Form 8-K

          (a)  Exhibits
               Filed in Part I
               None
               Filed in Part II
               Exhibit 27 - Financial Data Schedule
          (b)  Reports on Form 8-K

               The Registrant filed a current report on Form 8-K on February 19, 1996 to report that it had begun preliminary negotiations with its secured creditors concerning a proposed exchange of its existing indebtedness for a new issue of the Registrant's common stock (which initially would represent all of the outstanding common stock of the Registrant) and certain other assets.

All other items required under Part II are omitted because they are not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORRISON KNUDSEN CORPORATION

                                       /s/ G. A. Crockett
                                       ----------------------------------------
                                       Vice President - Business Management and
                                       Controller and Principal Accounting
                                       Officer, in his respective capacities
                                       as such

Date: May 20, 1996

                                                                       EXHIBIT 7

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-K
                                 ANNUAL REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           For the Fiscal Year Ended

                               December 31, 1995

                         Commission File Number 1-8889



              [LOGO OF MORRISON KNUDSEN CORPORATION APPEARS HERE]


                             A Delaware Corporation
                   IRS Employer Identification No. 82-0393735

                   MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729
                                  208/386-5000

- --------------------------------------------------------------------------------

                SECURITIES REGISTERED AND NUMBER OF REGISTRANT'S
                           COMMON SHARES OUTSTANDING

At March 31, 1996, 33,231,191 shares of registrant's $1.67 par value common stock (registered pursuant to Securities Exchange Act Section 12(b) on the New York Stock Exchange and the Pacific Stock Exchange, Inc.) were outstanding, excluding 461,666 shares held in treasury. The registrant has no securities registered under Securities Exchange Act Section 12(g).

                     COMPLIANCE WITH REPORTING REQUIREMENTS

The registrant has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and has been subject to such filing requirements for the past 90 days.
   [X] Yes   [_] No

Disclosure of delinquent filers pursuant to Item 405 of Regulation S-K required under Item 10, is included in Part III of this Form 10-K.

          AGGREGATE MARKET VALUE OF VOTING STOCK HELD BY NONAFFILIATES

At March 31, 1996, the aggregate market value of the registrant's voting common stock held by nonaffiliates of the registrant, based on the New York Stock Exchange closing price on March 29, 1996 for shares traded on the exchange, was approximately $41,155,100, excluding $383,900 market value of 307,131 shares, which are assumed to be held by affiliates of the registrant for the purposes of this calculation.

                          MORRISON KNUDSEN CORPORATION
                           ANNUAL REPORT ON FORM 10-K

                               TABLE OF CONTENTS

                               DECEMBER 31, 1995



                                                               PAGE
                                     PART I

Item 1.    Business                                             I-1

Item 2.    Properties                                           I-11

Item 3.    Legal Proceedings                                    I-12

Item 4.    Submission of Matters to a Vote of Security Holders  I-16

                                    PART II

Item 5.    Market for the Registrant's Common Stock
           and Related Stockholder Matters                      II-1

Item 6.    Selected Financial Data                              II-2

Item 7.    Management's Discussion and Analysis of Financial
           Condition and Results of Operations                  II-3

Item 8.    Financial Statements and Supplementary Data          II-18

Item 9.    Changes in and Disagreements with Accountants on
           Accounting and Financial Disclosure                  II-45

                                    PART III

Item 10.  Directors and Executive Officers of the Registrant    III-1

Item 11.  Executive Compensation                                III-3

Item 12.  Security Ownership of Certain Beneficial
          Owners and Management                                 III-13

Item 13.  Certain Relationships and Related Transactions        III-14

                                    PART IV

Item 14.  Exhibits, Financial Statement Schedules and Reports
          on Form 8-K                                           IV-1

Signatures                                                      IV-2

                                    PART I
ITEM 1. BUSINESS
(All dollar amounts in thousands)

                              RECENT DEVELOPMENTS

          Morrison Knudsen Corporation's (the "Corporation") results of operations and liquidity have been adversely affected by various factors discussed herein. See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Item 8. "Financial Statements and Supplementary Data" in Part II of this Annual Report on Form 10-K. The Corporation's future viability will be dependent upon its ability to obtain new business and resolve the liquidity problems faced by the Corporation in the near term.

          The Corporation's accompanying consolidated financial statements have been prepared on the basis that it will continue as a going concern, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. There are certain conditions that raise substantial doubt about the Corporation's ability to continue as a going concern:

 . The Corporation incurred losses from continuing operations of $79,636 and $155,698 for the years ended December 31, 1995 and December 31, 1994, respectively. The Corporation reported a net loss of $261,938 for the year ended December 31, 1995 and a net loss of $349,635 for the year ended December 31, 1994, including losses from discontinued MK Rail Corporation ("MKRail") and Transit segment ("Transit") operations of $182,302 and $193,937, in 1995 and 1994, respectively.

 . Net cash used by the Corporation's continuing operating activities was $24,959 for the year ended December 31, 1995. Net cash used by the discontinued MK Rail and Transit operating activities was $76,998and $200,883 for the years ended December 31, 1995 and December 31, 1994, respectively.

 . At December 31, 1995 the Corporation had a stockholders' deficiency of $193,682 which included an accumulated deficit of $510,147.

 . At December 31, 1995 the Corporation had a working capital deficiency of $232,207.

 .  The Corporation expects negative cash flows from operations in 1996.

 . The Corporation does not expect to make its required debt repayments in 1996.

          The Corporation's ability to continue as a going concern is dependent upon the Corporation successfully obtaining relief from the burden of its existing indebtedness, including its antecedent debt and Transit reimbursement obligations and returning the Corporation to profitable operations. In this connection the Corporation is pursuing a number of remedies available including, among other things, a recapitalization through a partial prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code.

Recapitalization Plan

The Corporation, which has been experiencing significant operating losses and is facing severe liquidity problems, has been discussing with certain of its secured and unsecured creditors, including holders of the Corporation's existing secured indebtedness, its bonding company, lessors in connection with certain long-term, noncancelable leases, and representatives of potential investors, alternatives to reduce or liquidate the Corporation's current and future financial obligations to permit the continuation of the Corporation as a going concern. These alternatives included, among other things, a number of remedies available to the Corporation, the goal of which is to alleviate the problems caused by the Corporation's excessive debt levels, debt service and certain long-term lease payment obligations, to enable the Corporation to continue to implement its revised business strategy and to help assure the Corporation's long-term viability. For that purpose, the Corporation initially presented a proposed recapitalization plan (the "Recapitalization") to certain of its secured creditors at a meeting held in February 1996, and has continued to discuss the terms of the Recapitalization with those creditors. Pursuant to the Recapitalization, the Corporation would exchange its existing secured indebtedness, consisting of the antecedent debt and Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock, (which initially will represent all of the outstanding common stock of the Corporation) and common stock of MKRail representing the Corporation's 65% ownership interest in MK Rail, the Corporation's $52,200 principal amount of its note receivable from MK Rail with interest at the prime rate (8.25% at March 31, 1996) and certain other assets. Existing stockholders and the securities class actions claimants would receive new common stock purchase warrants in exchange for all of the current outstanding shares of common stock and all the shares of common stock to be issued by the Corporation in settlement of the MK Securities Class Actions and MK Rail Securities Class Actions. See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Part II of this Annual Report on Form 10-K.

          On or about April 15, 1996, the Corporation will solicit acceptances of its Recapitalization from its impaired creditors (holders of the Corporation's existing secured indebtedness). The Recapitalization would be effected through a partial prepackaged plan of reorganization pursuant to Chapter 11 of the United States Bankruptcy Code ("prepackaged plan"). The objective of a prepackaged plan under Chapter 11 would be to allow the Corporation to achieve its objectives in the shortest time possible, and continue operations in its recapitalized form without the full burden of debt that existed prior to the bankruptcy proceedings.

          The prepackaged plan contemplates a settlement of the Corporation's obligations to its impaired secured creditors, while the Corporation's unsecured creditors, its vendors, subcontractors and material suppliers will not be impaired. The Corporation intends to conduct its business as usual, and the prepackaged plan will permit the Corporation to carry on its business, to bid, propose and negotiate for new contract awards and to continue to perform its existing contracts, including its contracts with various agencies of the U.S. Government. The prepackaged plan would provide that valid claims of trade creditors, including subcontractors and material suppliers, are to be paid in full and on time and that the holders of such claims shall not be required to file a proof of claim or take other formal action to obtain such payment.

          To ensure the continuity of its work force and to further accommodate the unimpaired treatment of employee benefits, the Corporation intends that salaries, wages, expense reimbursements, vacations, health related benefits, severance benefits and similar benefits of employees, as well as the health benefits of its covered retirees, their spouses and dependents, will be unaffected in the reorganization contemplated by the prepackaged plan.

          The Recapitalization, through the prepackaged plan, is designed to substantially reduce the Corporation's secured debt obligations, lessen the risk of a protracted Chapter 11 proceeding, which would have a significant adverse impact on the Corporation's business and create a capital structure that allows the Corporation to continue in operation and maintain and enhance its competitive position. In addition, management anticipates that the prepackaged plan would also allow management to concentrate more of its time on improving the Corporation's business opportunities, rather than on managing its debt obligations.

          As of the date of this Annual Report on Form 10-K, the Corporation has not reached final agreement with its secured creditors. The final form or results of a restructuring cannot be predicted, and there can be no assurance that a restructuring can be accomplished through a prepackaged plan. Any such restructuring, if successful, would substantially dilute or eliminate the value of existing stockholders' interests. The Corporation continues to explore opportunities with potential investors.

          The Corporation's management believes that further refinancings of its existing secured indebtedness would not be sufficient to enable the Corporation to continue as a going concern, because of the overwhelming burden of existing debt and the Corporation's inability to make its required debt repayments in 1996. If the Corporation does not effect a financial restructuring and reorganization as contemplated under the prepackaged plan or is unable to arrange a transaction with a strategic investor, the Corporation will be forced to consider other available options, which may include the commencement or continuation of a Chapter 11 case without a preapproved plan. A nonprepackaged Chapter 11 case would likely be lengthier, involve more contested issues with creditors and other parties in interest, and result in significantly increased Chapter 11 expenses for professional consultants, a negative impact on cash flow due to lack of customer confidence resulting in a reduction in new contract awards, and a corresponding reduction in the consideration received by the Corporation's creditors and existing stockholders than would be the case with a prepackaged plan. Any such recapitalization, if successful, would substantially dilute or eliminate the value of existing stockholders' interests. Under the terms of the Corporation's proposed Restructuring the sole recovery for existing stockholders would be represented by the proposed stock purchase warrants. SeeItem 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Part II of this Annual Report on Form 10-K.

Debt Restructuring

          On August 10, 1995, the Corporation, its lender banks and sureties agreed as of July 31, 1995 to a restructuring of the Corporation's existing indebtedness from lender banks and the establishment of two new interim credit facilities, to advance funds to Transit prior to its planned divestiture. The restructuring provided for an increase in the amount available under the Corporation's existing secured bridge loan from $122,100 to $129,000. Outstanding borrowings under the bridge loan were due and payable on March 31, 1996. On March 29, 1996 the Corporation paid the outstanding balance owing under the bridge loan. The restructuring agreements require the Corporation to repay its existing indebtedness (the "antecedent debt") as follows; $100,000 on September 30, 1996 and $113,344 on December 31, 1996 and required escrow payments under its Transit reimbursement obligations upon such repayments. In addition to these required payments, the restructuring agreements also provide for the Corporation to repay any outstanding borrowings under the antecedent debt and bridge loans in the amount of, and upon receipt of, any prepayments or repayments received by the Corporation on the $52,200 principal amount of its note receivable from MK Rail, net cash proceeds from the sales of certain businesses and assets currently held for sale, and any tax refunds received. The restructuring agreements provide that the Corporation's ongoing indebtedness to the lender banks and its sureties be secured by security interests in and mortgages on substantially all of the assets of the Corporation. In connection with the restructuring agreements the Corporation granted stock purchase warrants to the lender banks and sureties for unissued common stock up to 14,859,430 shares at an exercise price of $6.75 per share.

          On October 17, 1995, the Corporation reached an agreement to dispose of Transit. Under this agreement, the Corporation transferred substantially all of the assets, certain liabilities, all contract operations and management of Transit to American Passenger Rail Car Company, L.L.C. ("Amerail") a newly-formed company wholly-owned by persons not affiliated with the Corporation. In connection with the disposition of Transit (i) outstanding borrowings under the two interim credit facilities to fund Transit's operations were paid off on October 17, 1995 and (ii) the borrowing amount under the bridge loan was reduced from $129,000 to $100,000. In connection with the disposition of Transit, the two interim credit facilities provided to Amerail were replaced by two new credit facilities, (i) a $65,000 facility provided by certain lender banks in support of the contract with the Illinois Commuter Rail Division of the Regional Transit Authority d/b/a Metra/Metropolitan Rail transferred by the Corporation (the "Metra Contract") and (ii) an $80,000 facility provided by the Corporation's bonding company in support of the existing manufacturing and refurbishing contracts, other than the Metra Contract, with various transit agencies (the "Non-Metra Contracts"). The Corporation has agreed to reimburse the lender banks and its bonding company for certain amounts borrowed by Amerail under these facilities. The Corporation's reimbursement obligation to certain banks which are providing a standby letter of credit and a new credit facility to support the performance of the Metra Contract is governed by the Metra Guaranty.The Corporation's reimbursement obligation to its bonding company for the surety's future losses (maximum of $31,249) on the Metra and Non-Metra Contracts is governed by a reimbursement agreement (the "Transit Reimbursement Agreement"). The Corporation's reimbursement obligation, estimated at $80,195 at December 31, 1995, to certain banks under the Metra Guaranty are similarly secured by security interests in and mortgages on substantially all of the assets of the Corporation on an equal priority basis with the Corporation's antecedent debt and the Transit reimbursement obligation to its bonding company under the Transit Reimbursement Agreement.

          Prior to the disposition of Transit, the Corporation had been unable to cause any surety to issue bonds to guarantee the future performance of the Corporation's construction and environmental projects. In connection with the Corporation transferring substantially all the assets, certain liabilities, operations and management of Transit to Amerail, the Corporation's surety agreed to issue new bonds assuring the payment or the performance of the Corporation on contracts of a maximum aggregate amount which may from time to time be reduced in accordance with the terms of the New Bonds Agreement dated October 10, 1995. The New Bonds Agreement contains certain financial covenants which, among other things, require the Corporation to maintain, beginning September 30, 1995 and for each calendar quarter end thereafter, (i) minimum earnings (loss) before taxes, (ii) minimum net income (loss), and (iii) minimum net worth (deficit). Since September 30, 1995, the Corporation has not been in compliance with the minimum net income (loss) and minimum net worth (deficit) provisions of the New Bonds Agreement. Nevertheless, the Corporation, from September 30, 1995, through the date of this Annual Report on Form 10-K, has presented many of its bonding needs to its surety on a request-by-request basis. The surety, when considering the merits of the Corporation's requests for bonding, has applied many of the conditions contained in the New Bonds Agreement. Some bond requests have been considered favorably by the surety, and some have not. Due to the Corporation's limited bonding capacity, the Corporation will continue to pursue environmental and construction projects in partnership arrangements with other contractors to support the Corporation's performance of contracts. Such partnership arrangements mean that the Corporation is forced to surrender some benefits from new bidding opportunities to its competitors, at a cost to the Corporation's operating performance.

          During 1995 and through March 31, 1996, the Corporation completed a number of divestiture transactions with respect to its numerous businesses and received federal and state tax refunds, which provided aggregate cash proceeds of approximately $117,000 to fund operations and to repay obligations under the bridge loan facility. Despite these developments in the financial and operational restructuring of the Corporation, it became apparent to management in the first quarter of 1996 that the proceeds from divestitures and tax refunds would at most provide sufficient funds to meet the Corporation's repayment obligation on March 31, 1996 with respect to the bridge loan. Moreover, the Corporation had hoped that the divestiture of the Transit business and the restructuring of its bank facilities and the Transit bonding exposure accomplished during 1995 would allow the Corporation to attract new business and achieve positive operating results that would allow the Corporation to access the public debt or equity markets or to arrange an equity infusion from a strategic investor in 1996.

          On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47,500, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14,427 interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. See the "Short-Term

Debt - New and Amended Credit Facilities" Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K.

General

Morrison-Knudsen Company, Inc., the predecessor to the Corporation, was incorporated in Delaware in 1932 to carry on a business founded eighty-four years ago at Boise, Idaho. The Corporation's principal executive offices are located at Morrison Knudsen Plaza, Boise, Idaho 83729. The Corporation, after giving effect to the disposition of its Transit segment in July, 1995 and its decision to dispose of its 65% ownership interest in MKRail in March 1995, operates in one industry segment, engineering and construction. See the accompanying consolidated financial statements and related financial statement footnotes for a description of the Corporation's revenues, operating income
(loss) and assets in Part II of this Annual Report on Form 10-K.

          The Corporation engages in all types of general construction work including industrial, heavy civil and marine, mechanical, pipeline, building, and underground, for a wide range of public and private customers throughout the world. In addition, the Corporation renders design services in practically all engineering disciplines. Other markets for its services include nuclear and fossil-fueled power plants, environmental and hazardous waste abatement and operations and maintenance for military and commercial facilities. As a general contractor, the Corporation provides construction services in accordance with the terms and specifications of each contract, including planning and scheduling, marshalling of manpower, procurement of equipment and materials, awarding of subcontracts and direction and overall management of the project. The Corporation is also responsible for any failure to perform on the part of a subcontractor. In order to minimize the potential for losses caused by such defaults, the Corporation normally requires performance and payment bonds or other adequate assurances of operational and financial capacity from subcontractors. The Corporation also operates, through a number of domestic and foreign subsidiaries, coal and lignite mines in the U.S. and Germany under long-term mining services contracts.

          The Corporation's ability to obtain new contracts, change orders to existing contracts and bonding for such contracts is severely impacted by its limited sources of additional liquidity. Partnering arrangements and strategic alliances are being pursued to help provide bonding capacity and additional financial support. See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of this Annual Report on Form 10-K.

Unconsolidated Affiliates: In addition, the Corporation and its majority-owned subsidiaries had investments in a number of unconsolidated affiliated companies at December 31, 1995 accounted for by the equity method including the following principal unconsolidated affiliates, (the Corporation's ownership interests therein are shown parenthetically): AmerBank (29.5%); Westmoreland Resources, Inc. (24%); and Mitteldeutsche Braunkohlengesellschaft mbH ("MIBRAGmbH") (33%). AmerBank is a licensed bank operating in Poland. Westmoreland Resources, Inc. is a mining company that operates a surface coal mine in Montana. MIBRAG mbH was formed by the German Government to own and operate lignite coal mines, power and process plants in Germany. Also at December 31, 1995, the Corporation had a 62.8% ownership interest in McConnell Dowell Corporation, Limited ("MDC") an engineering and construction contractor based in Australia. Subsequent to December 31, 1995, the Corporation sold its 62.8% ownership interest in MDC. The Corporation is pursuing the possible sale of its ownership interest in AmerBank. See the "Investments in and Advances to Unconsolidated Affiliates" and "Subsequent Events - McConnell Dowell Corporation, Limited" Notes to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K for additional information related to unconsolidated affiliates.

Significant Risks and Uncertainties: In connection with its engineering and construction business, the Corporation, in order to balance risk with reward, enters into three basic types of contracts: fixed-price or lump-sum contracts providing for a single price for the total amount of work to be performed; unit-price contracts providing for a specified price for each unit of work performed, under which both risk and anticipated income are the highest; and cost-type contracts (including cost-plus) providing for reimbursement of allowable or otherwise defined costs incurred plus a fee, under which risk is minimal and anticipated income is earned solely from the fee received for services provided. In connection with its engineering contracts, including design and program management, the Corporation's compensation is typically on a cost-plus-fee basis.

          Regardless of the type of contract, the construction business always has been subject to unusual risks, including unforeseen conditions encountered during construction, the impact of inflation upon costs and financing requirements of clients, and changes in political and legal circumstances, particularly since contracts for major projects are performed over extended periods of time. Other risks include the failure of third party project participants, including joint venture partners and subcontractors, to obtain required permits or to perform essential functions on a timely basis, the failure of local governing authorities to take certain required actions, opposition by community groups in the locality of a project or by other interested third parties to the project's development, and the failure to obtain adequate financing for the project. The Corporation may be exposed to significant risks and uncertainties in the performance of contracts, particularly fixed-price contracts. Although the Corporation constantly seeks to minimize and spread the risks over a large number of contracts, a combination of unusual circumstances could result in losses on a particular contract or contracts, and the Corporation may experience significant changes in operating results on a quarterly or annual basis.

          Because of the size of major infrastructure projects, a relatively small number of projects has provided a significant percentage of the Corporation's revenues in a given year. The Corporation expects that this dependence on major projects will continue. The loss of one or more major contracts or a financial loss incurred by the Corporation with respect to its performance under one or more major contracts could have a material adverse effect on the Corporation or its financial results. Demand for the services offered by the Corporation has been, and is expected to continue to be, subject to significant fluctuations due to a variety of factors beyond the control of the Corporation, including economic conditions. During economic downturns, the ability of private entities or U.S. Government agencies in the targeted markets to make capital expenditures on infrastructure improvement may decline significantly. There can be no assurance there will not be significant fluctuations adversely affecting the industry as a whole or key markets targeted by the Corporation and, as a result, the Corporation's financial results of operations.

          In addition, the Corporation's operations are in part dependent upon funding of infrastructure and environmental projects by agencies of the U.S. Government. Significant changes in the level of government funding of these projects could have a favorable or unfavorable impact on the operating results of the Corporation. Contract mining services operations may also be adversely affected by weather conditions, the potential for changes in technology, product demand, product substitution and economic factors which affect alternative fuel decisions.

          The Corporation periodically assesses its reimbursement obligations in connection with the disposition of its Transit operations. The Corporation makes significant assumptions concerning cost estimates, projected to the estimated completion dates of new transit car contracts which are in their early stages of production, for labor productivity rates, material price and usage, for interest expense on the estimated borrowings under the credit facilities extended to Amerail, additional general and administrative expenses and unabsorbed manufacturing overhead due to the anticipated absence of new work during the period of Amerail's performance of the contracts transferred to Amerail. The Corporation has no management control over Amerail and therefore must rely on financial and operating information provided by Amerail to estimate its reimbursement obligations. Due to uncertainties inherent in this estimation process, it is reasonably possible that estimated costs to complete these long-term new transit car contracts will be further revised in the near term.

Joint Ventures: The Corporation frequently participates (often as sponsor and manager of the projects) in entities commonly referred to as joint ventures. In the engineering and construction industry, joint ventures often include arrangements for pooling equipment, bonding, financing and for sharing skills such as engineering, design, and construction. Construction joint ventures vary in their legal forms. They include corporations, and general and limited partnerships. These entities are often viewed as joint ventures - even though one of the investors may have a majority voting interest or may otherwise have effective control of the entity. The results of operations are shared in a variety of ways and may not be related to the method of sharing management or other project responsibilities.

          Construction joint ventures frequently have a short life span, since they are designed and created for the sole purpose of bidding on, negotiating for, and completing one specific project. These single-purpose joint ventures last only as long as the construction project undertaken, which can be less than one year, but are frequently longer on major construction projects. See the "Construction Joint Ventures" Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K for additional summary joint venture financial information.

Changes in Business

There were significant changes in the business of the Corporation and in the services and products offered during 1995 including the dispositions of Transit and certain investments and businesses, the planned dispositions of its 65% ownership interest in MK Rail Corporation and its 62.8% ownership interest in McConnell Dowell Corporation, Limited, the termination of Navasota Mining Company, Inc. mining services contract and the withdrawal from its participation in Strait Crossing Development, Inc. described below. See the "Subsequent Events" Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K.

Discontinued Transit Operations: In July 1995, the Corporation committed to dispose of Transit and on October 17, 1995, the Corporation reached an agreement to transfer substantially all of the assets, certain liabilities, all contract operations and management of Transit to Amerail. The Corporation cannot exercise any control over the management of Amerail and the execution of the Transit contracts. The Corporation has accounted for the disposition of Transit as a discontinued operation. In connection with the disposition of Transit, the Corporation agreed to guarantee Amerail's reimbursement obligation, estimated at $80,195 at December 31, 1995, to certain banks which are providing a standby letter of credit and a new revolving credit facility up to an aggregate amount of $141,700 to support Amerail's performance of the Metra Contract. Also in connection with the disposition of Transit, the Corporation agreed to reimburse its bonding company for the surety's future losses up to a maximum of $31,249 on (i) its payment and performance bonds supporting the Metra and Non-Metra Contracts transferred by the Corporation to Amerail and (ii) its guaranty of Amerail's secured financing for performance of certain Transit contracts or its direct financing of Amerail for the performance of the Transit contracts. The Corporation's estimated liability at December 31, 1995 for its Transit reimbursement obligations under the Metra Guaranty and the Transit Reimbursement Agreement was $111,444 and is reflected as a current liability in the accompanying consolidated balance sheet at December 31, 1995. The Corporation has recognized its reimbursement obligations through the estimated final completion of these contracts based upon the best information available in the circumstances. However, there can be no assurance the net cash losses ultimately realized at completion of these contracts will not exceed the Corporation's estimated reimbursement obligations at December 31, 1995.

Discontinued MK Rail Corporation Operations: In March 1995, the Corporation adopted a plan to dispose of its 65% ownership interest in MK Rail. Accordingly, the Corporation has accounted for the planned divestiture of MK Rail as a discontinued operation. At December 31, 1995, the Corporation has written-down the carrying amount of its investment in and note receivable from MK Rail to their estimated recovery values. The Corporation has been unable to negotiate an acceptable transaction for the sale of its ownership interest in MK Rail, and there can be no assurance that the Corporation will be able to consummate a sale of its ownership interest in and/or its note receivable from MK Rail or, if the Corporation does consummate such sales that the net proceeds realized will not be less than the estimated recovery values. The Corporation currently contemplates that its ownership interest in MK Rail and its note receivable from MK Rail will be exchanged for the Corporation's secured indebtedness in connection with the proposed Recapitalization. See "Recent Developments - Recapitalization Plan."

          In January 1996, MK Rail's Board of Directors adopted a Stockholders' Rights Plan (the "Rail Rights Plan"). Under the terms of the Rail Rights Plan, preferred stock purchase rights ("Rail Rights") were distributed as a dividend at the rate of one Rail Right for each share of MK Rail's common stock held as of the close of business on January 30, 1996. The number of Rail Rights outstanding is subject to adjustment under certain circumstances, and all Rail Rights expire on January 30, 2006.

          Each Rail Right will entitle the holder to buy 1/100th of a share of the MK Rail's Series C Junior Participating Preferred Stock at an exercise price of $16 for each 1/100th of a share. Each preferred share is designed to be equivalent in voting and dividend rights to 100 shares of common stock. The Rail Rights will be exercisable and will trade separately from the common stock only if a person or group of persons (such as a potential acquisition of the Corporation's 65% ownership interest in MK Rail) becomes the beneficial owner of 10 percent or more of MK Rail's common stock, if a person commences a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 10 percent or more of MK Rail's common stock, if a current holder (such as the Corporation) of 10 percent or more of the common stock acquires additional shares of the MK Rail's common stock, or if a "change of control event" occurs with respect to a current holder (such as the Corporation) of 20 percent or more of the MK Rail's common stock.

          In addition, under certain circumstances, each Rail Right would permit its holder to purchase, for the exercise price of the Rail Right, shares of MK Rail's common stock or shares of the voting stock of the acquiring company having a market value of two times the exercise price of the Rail Right.

          MK Rail will be entitled to redeem the Rail Rights at a price of $.001 per Rail Right at any time prior to the time any person acquires 10 percent or more of MK Rail's common stock or a current holder of 10 percent or more of the common stock acquires additional shares of the common stock, or, with respect to a current holder that owns more than 20 percent of the common stock, a "change of control event" occurs.

          In April 1996, the MK Rail Board of Directors amended the Rail Rights Plan to provide that the Corporation's secured creditors would not be deemed to beneficially own shares of MK Rail by reason of negotiations among the Corporation and those secured creditors with respect to the Recapitalization or other restructuring alternatives. The Corporation has requested that MK Rail's Board of Directors further amend the Rail Rights Plan to exclude agreements with respect to, or implementation of, the Corporation's Recapitalization from the triggering events under the Rail Rights Plan. The MK Rail Board has not yet agreed to adopt such amendments.

Discontinued Real Estate Development Operations: Since it withdrew from the development and sale of real property in 1987, Emkay Development Company, Inc. ("Emkay"), a wholly-owned subsidiary of the Corporation, has been selling its remaining real estate and paying down the outstanding balance of its secured bank loans. During 1995, and particularly during the fourth quarter, Emkay sold a substantial number of real estate assets and paid down its secured bank loans with $15,559 of net cash proceeds from such sales. In addition, the Corporation has further liquidated $3,591 of its bank loans subsequent to December 31, 1995 and as of the date of this Annual Report on Form 10-K, Emkay has outstanding bank debt of $11,928. The Corporation has provided for its estimated losses on disposition of the real estate assets held for sale at December 31, 1995.

McConnell Dowell Corporation, Limited ("MDC"): Subsequent to December 31, 1995, the Corporation sold its 62.8% ownership interest in MDC for $28,000 net cash proceeds.

Sale of MK Investments, Inc. (North Pacific construction operations)("MKI"): On September 22, 1995, the Corporation completed the sale of certain MKI assets and business for $17,100 cash. In the first six months of 1995, the Corporation recognized a provision of $8,836 to write-down the carrying amount of its investment in MKI to its estimated recovery value based on preliminary negotiations with the buyer. Pre-closing negotiations between the Corporation and the buyer resulted in the retention by the Corporation of certain MKI net assets and operations, resulting in a $716 reduction of the previously accrued $8,836 write-down or a net realized loss on disposal of $8,120.

Sale of Western Aircraft, Inc. ("Western"): On July 21, 1995, the Corporation sold its 100% ownership interest in Western for $4,900 cash which approximated the Corporation's carrying amount of its investment in Western.

Sale of Investment in MK Gold Company ("MK Gold"): On June 6, 1995 the Corporation sold its 46.4% ownership interest in MK Gold for $22,500 cash. As a condition to the purchase of the shares, the buyer acquired MK Gold's $20,000 bank credit facility and released the Corporation from its guarantee obligations under the facility. The Corporation recognized a loss on disposal of $9,256.

Write-off of Investment in Morrison Knudsen of Australia ("MKA"): The Corporation, having been unsuccessful in its search for potential buyers for the assets and/or business of MKA, decided to discontinue its financial support for MKA and, effective December 31, 1995, wrote-off its $2,362 investment in MKA.

Navasota Mining Services Contract: The Corporation, through its wholly-owned subsidiary Navasota Mining Company, Inc. ("Navasota") had a mining services contract with Texas Municipal Power Agency, a separate municipal corporation ("TMPA") to operate a lignite mine in Texas. In early 1995, TMPA announced its intentionto switch from lignite mined by Navasota to Wyoming steam coal, and in late 1995, TMP Anotified Navasota to cease mining lignite on or about February 29, 1996. Other than the loss of future revenue and earnings, the Corporation does not expect the termination of its mining services contract with TMPA will have a material adverse effect on its results of operations and financial condition. See the "Subsequent Events - Navasota Mining Services Contract" Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K.

Strait Crossing Development, Inc. ("SCDI"): In October 1993, SCDI, then a 45% owned unconsolidated subsidiary of the Corporation, entered into a development agreement with the government of Canada to design, construct and operate for 35 years an 8.4-mile-long toll bridge linking the Atlantic Provinces of New Brunswick and Prince Edward Island. Concurrently, SCDI members formed Strait Crossing Joint Venture (the "joint venture") to complete the bridge construction (the "project") and each SCDI member's ownership interest in SCDI was replicated in the joint venture.

          In 1994, the Corporation sold for cash and a note receivable, 9% of its ownership interest in SCDI to a third party thereby reducing its ownership interest to 36%. In the fourth quarter of 1995 the Corporation ceased its proportionate-share funding for the joint venture and advised the other members of SCDI that it proposed to withdraw from the joint venture.

          On March 29, 1996, the Corporation and the SCDI members reached an agreement in connection with the Corporation's withdrawal from the joint venture (the "withdrawal agreement"). The withdrawal agreement provides, among other things, for SCDI members' indemnification of the Corporation against liabilities relating to the project in exchange for the transfer of the Corporation's $24,841 investment in the joint venture and its 36% ownership interest in SCDI to the SCDI members, as well as assign to an SCDImember, as maker, the promissory note received as partial consideration for the sale of its 9% ownership interest in SCDI. The Corporation has fully provided for the divestiture of its investment in the joint venture and cancelation of its note receivable and accrued interest thereon at December 31, 1995. See the "Subsequent Events - Strait Crossing Development, Inc." Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K.

Foreign Operations

The Corporation operates outside the United States through foreign and domestic subsidiaries which are qualified to do business in various foreign countries. In addition, as part of its efforts to expand its presence in international markets, the Corporation, in the past few years, has entered into several agreements with foreign joint venture partners for construction abroad. Such foreign joint-venture operations are subject to uncertain political and economic environments, incompatibility between the partners, foreign currency controls and fluctuations, civil disturbances, labor strikes, as well as other uncertainties associated with operations in foreign countries. Other political and economic events may limit or disrupt operations, restrict the movement of funds, result in deprivation of contract rights, increase foreign taxation or limit or delay repatriation of earnings.

          The Corporation recorded revenues from foreign operations of approximately $410,400 in 1995, $644,800 in 1994, and $569,000 in 1993. In
addition, the Corporation's equity in the net income (loss) of its unconsolidated foreign affiliates was $22,375 net income in 1995, $15,142 net income in 1994, and an $832 net loss in 1993. See the "Investments in and Advances to Unconsolidated Affiliates and Geographic Operating Data" Notes to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K for additional operating and asset data for each of the three years in the period ended December 31, 1995.

Backlog

Backlog consists of uncompleted portions of engineering and construction contract revenue including the Corporation's proportionate share of construction joint venture contract revenue, the next five-year portion of long-term mining services contract revenue and the funded and unfunded portions of long-term contract and subcontract revenue with various agencies of the U.S. Government. The Corporation has a number of contracts and subcontracts with various agencies of the U.S. Government principally for environmental remediation and restoration work, which contracts extend beyond one year and for which government funding has not yet been approved. Backlog of all uncompleted contracts at December 31, 1995 totaled $3,864,400 compared with $4,134,700 at December 31, 1994. The unfunded portions of such contract revenue included in backlog at December 31, 1995 and 1994 were $1,986,900 and $1,702,600, respectively. Contracts and subcontracts with agencies of the U.S. Government are subject to unilateral termination at the option of the U.S. Government. The Corporation does not expect any material portion of its government contracting business to be terminated. See Item 1. "U.S. Government Contracts".

          The following table reflects the composition of contract revenue backlog at December 31, 1995 and 1994, distinguished on the basis of their pricing arrangements.

- --------------------------------------------------------------------------------
COMPOSITION OF YEAR-END BACKLOG
(Thousands of dollars)

Year Ended December 31,                                   1995        1994
- --------------------------------------------------------------------------------
Fee-type contracts                                      $3,163,700  $2,982,600
Fixed-price and unit-price contracts                       700,700   1,152,100
- --------------------------------------------------------------------------------
Total backlog                                           $3,864,400  $4,134,700
================================================================================

          The Corporation's business is being adversely affected by its poor financial condition, and by the reluctance of many potential customers to engage the Corporation on new or additional projects. The Corporation has experienced a 16% decline in new business booked in 1995 compared to 1994. The decline in new business has had a material adverse effect on the Corporation. If the Corporation's diminished ability to secure new work continues, it will further adversely impact the Corporation's ability to continue as a going concern.

          See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of this Annual Report on
Form 10-K. Additional information concerning the Corporation's backlog of uncompleted contracts is set forth under the caption "New Business and Backlog" in Part II of this Annual Report on Form 10-K.

U.S. Government Contracts

U.S. Government contracts continue to be an important part of the Corporation's business. For each of the three years in the period ended December 31, 1995, revenue of approximately $383,000 (22 percent) in 1995, $544,400 (27 percent) in 1994 and $603,900 (26 percent) in 1993, were derived from various U.S. Government agencies. At December 31, 1995, the Corporation's $3,864,400 backlog contained approximately $2,714,400 (70 percent) of both fixed-price and fee-type, funded and unfunded portions of contracts and subcontracts with various agencies of the U.S. Government which are subject to unilateral termination at the option of the U.S. Government. Terminations for convenience of the Government generally provide for payments to a contractor, for its unrecovered contract costs and a portion of its contract income. The Corporation does not expect any material portion of its government contracting business to be terminated.

          The Corporation's poor financial condition may have a disproportionately adverse impact on the Corporation's ability to obtain new U.S. Government contracts. This adverse impact may be significantly greater if the Corporation decides to pursue a prepackaged plan as the Corporation's management believes that it is unlikely that any U.S. Government procurement officer will award new contracts to the Corporation during the period during which the Corporation is pursuing a bankruptcy alternative. In the event that the Corporation is unable to obtain access to new U.S. Government contracts, there would be material adverse effect on the Corporation.

          The Corporation has a number of cost reimbursable contracts with various agencies of the U.S. Government, the allowable costs of which are subject to audit by the U.S. Government. As a result of such audits, the government auditors assert from time to time that certain costs claimed as reimbursable under government contracts either were not allowable costs or were not allocable in accordance with federal government regulations. The resolution of these audits may result in various sanctions including repayments of amounts previously paid by the U.S. Government to the Corporation. Some audits have resulted in cost disallowance and claims for reimbursement by the government. See the "Commitments and Contingencies-Government Audits" Note to Consolidated Financial Statements in Part IIof this Annual Report on Form 10-K.

Competition

The Corporation's competitive position in the markets it serves has been adversely impacted by the limited bonding capacity and its limited sources of additional liquidity which among other things inhibits its ability to secure project financing. The Corporation is engaged in highly competitive businesses, particularly those portions which relate to engineering and construction contracts obtained by competitive bidding. The Corporation competes with other general and specialty contractors both foreign and domestic, including a number of regional contractors. Most of the Corporation's competitors have greater financial resources and thus have a substantially stronger competitive position than does the Corporation. Competition is based primarily on price, reputation and reliability. There can be no assurance that competition in one or more of the engineering and construction markets will not adversely affect the Corporation and its results of operations. Success or failure in the engineering and construction industry is, in large measure, based upon the ability to compete successfully for contracts and to provide the engineering, planning, procurement, management and project financing skills required to complete them in a timely and cost-efficient manner. Exact statistical data are not available for determining the relative size of engineering and construction companies.

Environmental Matters

Morrison Knudsen Corporation: The Corporation is subject to a variety of environmental laws and regulations governing, among other things, discharges to air and water, the handling, storage and disposal of hazardous or solid waste materials and the remediation of contamination associated with releases of hazardous substances. Such laws and regulations and the risk of attendant litigation can cause significant delays to a project and add significantly to its cost. Violations of these environmental laws and regulations could subject the Corporation and its management to civil and criminal penalties and other liabilities.

          The Comprehensive Environmental Response, Compensation and Liability Act (also known as "CERCLA" or "Superfund") is a federal law regarding abandoned hazardous waste sites which imposes joint and several liability, without regard to fault or the legality of the original act, on certain classes of persons, including those who contribute to the release of a "hazardous substance" into the environment. The Corporation has been the subject of an investigation by the U.S. Environmental Protection Agency ("EPA") relating to a Superfund site located in Fresno County, California. In September 1991, the EPAissued an administrative order under CERCLA, naming Morrison Knudsen Engineers, Inc. ("MKE"), a wholly-owned subsidiary of the Corporation, and eight other entities as respondents. The EPAalleged that MKE and the other named respondents, among others, generated waste oils and solvents that were transported to the Fresno site for recycling and were released into the environment. Although the Corporation and MKEhave denied responsibility for any contamination at the site, the Corporation has cooperated with the other respondents in complying with the terms of the administrative order. In addition, the Corporation has entered into an agreement with two former joint venture partners (which are not named as respondents) under which these partners will share 50% of the cost of complying with the order. The Corporation and these partners have agreed to pay approximately 8.39% of the cost of designing a groundwater treatment system, which has now been constructed at a cost of approximately $2,000. The respondents have not yet agreed on the sharing of the costs of operating and maintaining this system, which is expected to cost approximately $11,200. The Corporation also has been notified by the EPA that the EPA believes MKE may be one of the parties liable for the cost of implementing certain remedial actions relating to soil contamination at the Fresno site, which could cost as much as $36,200. As of the date of this Annual Report on Form 10-K, it is unclear how much of this total cost, if any, the Corporation and/or MKE will be expected to bear. The Corporation and other respondents have agreed to design the soil remediation system, pursuant to an Administrative Consent Order with the EPA, other respondents, and certain other entities identified as potentially responsible parties. In the meantime, the Corporation and other respondents are proceeding with an alternative dispute resolution process, in order to fix the percentage for which each respondent is liable.

          The Corporation has been named one of several hundred defendants, in an action in Utah brought by approximately 50 to 100 plaintiffs who have been ordered by the EPA to clean up a waste oil treatment facility known as the Ekotek Superfund Site. The total current estimate to clean up the entire site is $30,000 to $60,000. The Corporation has not admitted liability and is unable to determine, as of the date of this Annual Report on Form 10-K, what the Corporation's percentage of responsibility, if any, may be. Based on the Corporation's current available information, the Corporation does not believe that the plaintiffs will be able to establish that the Corporation was responsible for any significant amount of the pollution at the Ekotek site, but there can be assurances in this regard.

          The Corporation and one other defendant have been named in a lawsuit brought by the owner of certain land in Sacramento, California. Plaintiff seeks a maximum of $604 from the defendants as a result of alleged pollution of plaintiff's land by the seepage of pollutants from the defendants' land to the plaintiffs' land. The Corporation has denied liability.

          On July 26, 1994, the New York State Department of Environmental Conservation sent the Corporation a letter in which it claimed that the Corporation, as the owner and operator of transit car manufacturing facilities in Hornell, New York, was a potentially responsible party for the cleanup of hazardous substances from the site. The State of New York has not specifically requested any monies and has not instituted any proceedings since the notice letter. Further, there is no estimate of the cost of cleanup, except a March 1994 Record of Decision in which it was estimated that the total cost may be as high as $2,000, with an annual operation and maintenance cost for five years of $113.

          In late 1995, the Corporation received a Notice of Potential Liability and Request for Participation in Cleanup Activities from the Maine Department of Environmental Protection with respect to the Portland Bangor Waste Oil Site in the State of Maine. The Corporation is one of approximately 110 potentially responsible parties. The Maine DEP has determined that the Corporation has a 1.7116% share of the gallons of waste oil contributed to the site, that such a percentage makes the Corporation about the fifth or sixth largest contributor, and that the total site cleanup cost would be approximately $30,000.

          On January 23, 1996, the Corporation was notified by a committee of potentially responsible parties of possible environmental liability on the part of the Corporation with respect to the Barrels, Inc. site in Michigan. The site was a drum recycling facility that operated in the 1980s and was cleaned up by the Michigan Department of Natural Resources in 1986. Approximately 254 customers have been identified who allegedly shipped drums to the site for recycling. As of December 31, 1995, the state of Michigan spent approximately $1,300 to clean up the site. The Corporation has denied all responsibility.

          With the foregoing exceptions, the Corporation to the best of its knowledge believes that it is presently in substantial compliance with all applicable federal and state environmental laws and does not anticipate that such compliance will have a material impact on its future capital expenditures, earnings or competitive position. However, the risk of environmental liabilities and charges associated with maintaining compliance with environmental laws is inherent in the nature of the Corporation's business and there can be no assurance that material environmental liabilities and compliance charges will not arise.

MK Rail Corporation: The Corporation commenced its locomotive operations at its Boise Locomotive Plant in 1969. At the time, solvents were used in the process of cleaning equipment at the facility. Wastewaters generated from the equipment cleaning process containing solvents were discharged from the process to in-ground wastewater treatment basins that were connected to drainfields. This wastewater treatment system was in place until 1984. In 1985, the Corporation received notices from the Idaho Department of Health and Welfare, Division of Environmental Quality ("IDEQ") and the United States Environmental Protection Agency ("EPA"), indicating that it was in violation of state and federal environmental laws with respect to the Boise Locomotive Plant. These notices led to the issuance in 1991 of a Post Closure Permit, which is the formal permit pursuant to which a detailed corrective action plan is specified for a cleanup process following the "closure"or termination of the releases which created the problem (the "Permit"). In compliance with the Permit, more than 57 wells have been drilled on the property and on property adjacent to its Boise Locomotive Plant by the Corporation and MK Rail to retrieve and treat non-potable contaminated shallow groundwater, to monitor any movement of the contaminated plume and to monitor the deeper potable groundwaters at the facility. In May 1994, MK Rail Corporation, then a wholly-owned subsidiary of the Corporation, completed an Initial Public Offering ("IPO") which decreased the Corporation's investment in MK Rail to 65%. The Boise Locomotive Plant was among the assets transferred to MK Rail prior to MK Rail's IPO.

          MK Rail has estimated that it will cost approximately $125 per year in 1996 dollars over the next 25 years to comply with the remediation and monitoring requirements of the Permit, and approximately $120 per year in 1996 dollars over the next 25 years for response to off-site groundwater contamination.

          In addition, MK Rail would be liable for any damages resulting from hazardous substances migrating from the facility to the regional aquifer system which serves most of the domestic and industrial users of groundwater in the area (which includes and extends beyond Boise). In the event of contamination of the regional aquifer, MK Rail would be required, among other things, to provide potable water to affected users and to install a treatment system to clean up the polluted water, and could incur other liabilities, the combined cost of which cannot be estimated, but would be expected to be material in amount. The regional aquifer system, however, occurs at a depth which is approximately 190 feet below groundwater levels currently identified as contaminated. While MK Rail's management has stated that it believes there is no evidence that the regional aquifer system is currently threatened by releases of contaminants from the Boise Locomotive Plant, no assurance can be given in this regard.

          Foster Wheeler Energy Corporation ("FWEC") is named as a potentially responsible party with respect to the MK Rail's Mountaintop, Pennsylvania plant, which has been listed by the EPAin its data base of potential hazardous waste sites, the Comprehensive Environmental Response, Compensation and Liability Information System ("CERCLIS"). FWEC, the seller of the Mountaintop property to the Corporation in 1989, has agreed to indemnify the Corporation against any liabilities associated with this Superfund site. MK Rail's management believes that this indemnification arrangement is enforceable and, although such obligation is unsecured and therefore structurally subordinate to secured indebtedness of FWEC, that FWEC has the financial resources to honor its obligations under this indemnification arrangement. This indemnification does not alter MK Rail's potential liability to third parties (other than FWEC) or governmental agencies under CERCLA but creates contractual obligations on the part of FWEC for such liabilities.

          MK Rail is currently voluntarily remediating surficial contamination resulting from a release of xylene in connection with a storage tank leak at its St. Louis, Missouri facility. MK Rail notified the relevant state regulatory agency of its remediation plan and, with the concurrence of the state agency, initiated site remediation in 1994. Based on monitoring results, MK Rail anticipates discontinuing site remediation in 1996.

Availability of Raw Materials

Raw materials and components necessary for the rendering of construction and engineering services for the Corporation are generally available from numerous sources. The Corporation does not foresee any unavailability of materials and components which would have a material adverse effect on its overall business in the near term.

Employees

The Corporation's total worldwide employment varies widely since it depends upon the volume, type and scope of operations under way at any given time, as well as upon weather conditions and other factors.

          At December 31, 1995, the Corporation employed a total of approximately 7,800 employees including project direct-hire craft employees.

          The Corporation's primary assets are its highly skilled professionals, who have the ability to leave the Corporation and so deprive it of the skill and knowledge essential for performance of new and existing contracts. The Corporation is a service business; it is highly dependent on its customers' belief that the Corporation will perform professional tasks of the highest standards over an extended period of time. Continued deterioration of the Corporation's business, or loss of a number of key professionals, will have a material adverse effect on the Corporation and may threaten its ability to survive as a going concern.

          Effective June 30, 1995, the Corporation, adopted key employee retention and severance plans to retain certain key professionals on which the Corporation's business is dependent while the Corporation proceeds with restructuring alternatives. The plans encourage key employees to remain employed with the Corporation by providing them with additional compensation and by providing enhanced severance benefits under certain circumstances to any covered employee that may be involuntarily terminated.

          On April 10, 1996, the Corporation's board of directors approved amendments to the retention and severance plans and adopted a new severance plan. The retention plan, as amended, provides that covered employees will have the option of receiving a cash payment on July 1, 1996 equal to twice the cash payment received on December 15, 1995 ("initial cash payment"), or elect (prior to April 30, 1996) to postpone the July 1, 1996 cash payment until the earlier of the Corporation's emergence from a Chapter 11 proceeding or September 30, 1996. Covered employees who elect to postpone payment will receive an additional cash amount equal to the initial cash payment prorated on the number of days from July 1, 1996 to September 30, 1996, but no later than September 30, 1996 and no less than 25% of the initial cash payment.

          Under the amended severance plan, covered employees who are involuntarily terminated (without cause) after the occurrence of (i) a change in control of the covered employee's division,(ii) a bankruptcy filing, or (iii) a change in any consecutive two year period of a majority of the directors (unless each new director was approved by a vote of two-thirds of the remaining directors), will receive cash awards ranging from four to nine months of annual base salary. The severance plan terminates on the confirmation of any Chapter 11 plan concerning the Corporation or July 1, 1996 provided that no triggering event has occurred. On April 10, 1996, the Corporation's board of directors also adopted a substantially similar severance plan which provides covered employees with severance benefits if they are involuntarily terminated (without cause) between April 10, 1996 and December 31, 1997. Covered employees for the purpose of this new plan are employees who elect to postpone payment of their cash award under the retention plan until after July 1, 1996. The Corporation paid $2,167 of the retention award on December 15, 1995 and has accrued an estimated liability for retention plan awards of $3,657 at December 31, 1995. See the "Benefit Plans - Retention and Severance Pay Plans" Note to Consolidated Financial Statements in Part IIof this Annual Report on Form 10-K.

ITEM 2. PROPERTIES
(all dollar amounts in thousands)

At December 31, 1995, the Corporation and its consolidated subsidiaries owned more than 1,650 units of heavy and light major mobile construction and contract mining equipment.

          Because of the mobile nature of its construction business, the Corporation does not own any significant amount of real property. All four of its principal administrative office facilities in Boise, Idaho; Cleveland, Ohio; Denver, Colorado and San Antonio, Texas are leased under long-term, noncancelable leases. The Boise and Cleveland administrative offices and engineering facilities consisting of approximately 337,300 square feet and 246,700 square feet, respectively, are rented under long-term, noncancelable leases expiring in 2015 and 2010, respectively. The Corporation's obligations, net of sublease income for the Boise and Cleveland facilities under these noncancelable leases, at December 31, 1995 was $154,700.

          The Corporation has been holding discussions with the landlord of its Boise administrative office facility with the intent to amend certain terms and conditions of its noncancelable lease expiring in 2015, including a reduction in the annual rental and a reduction in the term of the lease.

          Aggregate annual rental payments on real estate and equipment leased by the Corporation during the year ended December 31, 1995 was approximately $34,550. For further information on rentals and minimum rental commitments, see the "Commitments and Contingencies - Long-Term Leases" Note to Consolidated Financial Statements in Part II of this Annual Report on Form 10-K.

          The Corporation considers that its owned construction and mining equipment and its leased administrative properties are well maintained and suitable for its current operations. Maintenance and repair expenses, principally for keeping its construction and mining equipment fleet at a standard of operating condition, of approximately $32,300 in 1995, $35,800 in 1994 and $39,600 in 1993, have been charged to operations. Maintenance and repair expenses of approximately $32,500 for the year 1995 included $11,800 of such expenses incurred in connection with the Navasota mining services contract which was terminated February 29, 1996. See the "Subsequent Events - Navasota Mining Services Contract" Note to Consolidated Statements in Part II of the Annual Report on Form 10-K.

ITEM 3. LEGAL PROCEEDINGS
(all dollar amounts in thousands)

The Corporation has previously reported regarding lawsuits in the following four general categories that were either settled or are currently pending against the Corporation and/or MK Rail and their respective directors and/or officers:
(1) class actions relating to transactions in the common stock of the Corporation; (2) class actions relating to the issuance of, and transactions in, the common stock of MK Rail; (3) derivative actions brought by persons who claim to be stockholders of the Corporation; and (4) claims brought by the former stockholders of three corporations, Touchstone, Inc., TMS, Inc. and Clark Industries, Inc., acquired by the Corporation in exchange for shares of the Corporation's common stock and the businesses of which are now part of MK Rail. The plaintiffs in these actions have sought various remedies, including compensatory and punitive damages and injunctive relief.

1. MK Securities Class Actions. Seven separate cases have been consolidated as In Re Morrison Knudsen Securities Litigation, No. 940334SEJL (U.S. District Court, District of Idaho) (first filed July 28, 1994). The plaintiffs in this consolidated action represent the class of stockholders who purchased shares of the Corporation's common stock during the period of October 15, 1993 to March 31, 1995. Defendants include the Corporation, certain of the Corporation's current and former officers, and the Corporation's auditors. The plaintiffs purport to state claims for violation of certain federal and state securities laws and certain common law claims, and seek damages in an unspecified amount. As discussed more fully below, the parties have entered into a court-approved settlement, the ultimate effectiveness of which is contingent upon settlement of other actions.

2. MK Rail Securities Class Actions. Two cases relating to the issuance of, and transactions in, the common stock of MK Rail have been consolidated in the U.S. District Court for the District of Idaho. These are: Susser, et al. v. Agee, et al., No. CIV 940477SLMB (U.S.D.C. D. Idaho), and Newman, et al. v. Agee, et al., No. CIV 940478SEJL (U.S.D.C. D. Idaho) (both filed October 20, 1994). The plaintiffs in these consolidated actions represent the class of stockholders who purchased shares of common stock of MK Rail during the period of April 26, 1994 to April 25, 1995. Defendants include the Corporation, MK Rail, certain current and former officers and directors of the Corporation and MK Rail, and the managing underwriters of MK Rail's initial public offering. The plaintiffs purport to state claims for violation of certain federal securities laws and certain common law claims and seek damages in an unspecified amount. A settlement agreement (described below) was approved by the court on March 29, 1996, and is subject to appeal for a period of 30 days following March 29, 1996. The ultimate effectiveness of the MK Rail Securities Class Actions is contingent upon other settlements.

3. Derivative Actions. Thirteen derivative actions have been filed in state courts in Idaho and Delaware, naming as defendants certain of the Corporation's present and former directors and officers. The Corporation is a nominal defendant in each of these actions. Five of the cases are pending in the Idaho Fourth District Court in Ada County, and eight of the cases are pending in the Delaware Chancery Court in New Castle County. The plaintiffs alleged, among other things, that the

Corporation's former chairman breached fiduciary duties to the Corporation, and that the remaining defendants authorized or acquiesced to his allegedly wrongful conduct and failed to properly supervise his activities; that the defendants breached fiduciary duties to the Corporation and/or MK Rail by exposing the Corporation and MK Rail to securities fraud claims and by artificially inflating the price of the Corporation's and MK Rail's stock; that the defendant directors breached fiduciary duties by allowing the Corporation's former chairman to pursue high-risk strategies and manipulate assets without reasonable inquiry, and by failing to implement effective internal controls relating to dissemination of certain information relating to the Corporation; and that the defendant directors breached fiduciary duties by wasting corporate assets through payment of excessive compensation to the Corporation's former chairman. The five Idaho derivative cases are as follows: (i) DeKlotz, et al. v. Morrison Knudsen Co., et al., No. CV009500605D (Idaho Dist. Ct., Ada Cty.) (filed February 13, 1995); (ii) Wohlgelernter v. Agee, et al., No. CVOC9500656D (Idaho Dist. Ct., Ada Cty.) (filed March 24, 1995); (iii) Flinn v. Agee, et al., No. CVOC9500765D (Idaho Dist. Ct., Ada Cty.)(filed February 21, 1995); (iv) Steiner
v. Agee, et al., No. CVOC9500745D (Idaho Dist. Ct., Ada Cty.) (filed February 17, 1995); and (v) State Board of Administration of Florida v. Morrison Knudsen Corp., et al. (herein referred to as "Florida"), No. CVOC9502463D (Idaho Dist. Ct., Ada Cty.) (filed June 2, 1995). Settlement agreements (described below) are scheduled for court review on May 21, 1996. The eight Delaware derivative cases are as follows: (i) Stern v. Agee, et al., Civil Action No. 14032 (Del. Ch.) (filed February 13, 1995); (ii) Hager v. Agee, et al., Civil Action No. 14034 (Del. Ch.) (filed February 14, 1995); (iii) Troy v. Agee, et al., Civil Action No. 14167 (Del. Ch.) (filed March 31, 1995); (iv) Caffrey v. Agee, et al., Civil Action No. 14033 (Del. Ch.) (filed February 13, 1995); (v) Hammerslough v. Agee, et al., Civil Action No. 14042 (Del. Ch.) (filed February 17, 1995; (vi) Rosenn v. Agee, et al., Civil Action No. 14106 (Del. Ch.) (filed March 9, 1995); (vii) Citron v. Agee, et al., Civil Action No. 14136 (Del. Ch.) (filed March 22,
1995); and (viii) Antonicello v. Agee, et al., Civil Action No. 14182 (Del. Ch.) (filed April 4, 1995). Settlement agreements (described below) are scheduled for court review on April 15, 1996.

4. MK Rail Components Actions.

      Theodore E. Nelson v. Morrison Knudsen Corp., No. 951029 (U.S.D.C. W.D. Tenn.) (filed February 7, 1995; Richard Jacobs, et al. v. Morrison Knudsen Corp., No. 951024 (U.S.D.C. W.D. Tenn.) (filed February 7, 1995); and Richard Jacobs, et al. v. Agee, No. 951168 (U.S.D.C. W.D. Tenn.) (filed July 18, 1995).

          The plaintiffs in these actions claim to have been all of the stockholders of Touchstone prior to the Corporation's acquisition of Touchstone through an exchange offer. The Corporation is the sole defendant. The Plaintiffs allege that certain financial statements of the Corporation upon which they based their decision to exchange Touchstone shares were misleading. The plaintiffs purport to state claims for violation of federal and Tennessee securities laws, and Tennessee common law. The plaintiffs further allege that the Corporation violated the exchange agreement under which they exchanged their Touchstone shares. As described below, the cases have been settled.

      Karol Pilarczyk, et al. v. Morrison Knudsen Corp., MK Rail Corp., Agee, Hanks, Cleary, Smith, Herbots and O'Donnell, No. 95CV1835 (U.S.D.C. N.D.N.Y.) (filed December 22, 1995; First Amended Complaint filed December 28, 1995).

          Plaintiffs in this action are the former shareholders of TMS, Inc. ("TMS"). On December 30, 1992, the Corporation acquired TMS under an exchange agreement, pursuant to which plaintiffs exchanged their TMS shares for shares of the Corporation's common stock then allegedly valued at $14,000, a portion of which was allegedly placed into escrow for ten years, one-tenth of which is released annually, in exchange for the agreement of certain plaintiffs not to compete with the Corporation. Plaintiffs claim that the Corporation warranted in the exchange agreement that its 1991 Annual Report, report on Form 10-K, Proxy Statement and its Quarterly Reports to Shareholders and reports on Form 10-Q for the first three quarters of 1992 were true and accurate but that those reports, as well as later statements by the Corporation and certain of the individual defendants, were false and misleading. Plaintiffs claim that they were induced to enter into the exchange agreement and the noncompete agreements by the defendants' allegedly false statements. Plaintiffs assert claims under and/or for: (S)(S) 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b5 thereunder; breach of the Exchange Agreement; breach of an alleged covenant of good faith and fair dealing with respect to the Exchange Agreement and noncompete agreements; unjust enrichment; common law fraud; negligent misrepresentation; and rescission of the exchange agreement. Plaintiffs together seek compensatory damages of not less than $7,500, treble damages, punitive damages of not less than $5,000, pre and postjudgment interest and attorneys' fees. The defendants filed a motion to dismiss the First Amended Complaint on April 8, 1996.

      Richard J. Clark, et al. v. Morrison Knudsen Corp. and Agee, No. 952305 (U.S.D.C. C.D. Ill.) (filed December 29, 1995).

          Plaintiffs in this action are the former shareholders of Clark Industries, Inc. ("Clark Industries"). On December 30, 1993, the Corporation acquired Clark Industries under an exchange agreement, pursuant to which plaintiffs exchanged their Clark Industries stock for shares of the Corporation's common stock then allegedly valued at $2,108, a portion of which was allegedly placed into escrow for ten years, one-tenth of which is released annually, in exchange for the agreement of the plaintiffs not to compete with the Corporation. Plaintiffs claim that the Corporation represented to the plaintiffs that its Annual Report on Form 10-K for the year ended December 31, 1992 and its reports on Form 10-Q for the first three quarters of 1993 were accurate, but that those reports were inaccurate. Plaintiffs claim that they were induced by the defendants' false and misleading statements to enter into the exchange agreement. Plaintiffs assert claims under and/or for: (S)(S) 10(b) and 20(a) of the Security Exchange Act of 1934 and Rule 10b5 thereunder; the Racketeer Influenced and Corrupt Organization Act ("RICO"), 18 U.S.C. (S)(S) 1961 et seq.; the Illinois Consumer Fraud Act, (S) 815 Ill. Consol. Stat. (S)(S) 5 et seq.; the Illinois Consumer Fraud Act, (S) 815 Ill. Consol. Stat. (S)(S) 505 et seq., and common law fraud. Plaintiffs seek compensatory damages of approximately $1,000, treble damages under RICO, punitive damages of $3,000, attorney's fees and prejudgment interest. The Corporation filed a motion to dismiss on March 20, 1996.

Settlements. Settlement discussions have been held among the Corporation, MK Rail, certain of their respective present and former officers and directors, their insurance carriers, the underwriting defendants and plaintiffs with respect to all of the pending cases except Pilarczyk. These discussions have resulted in agreements to settle the MK Securities Class Actions, the MK Rail Securities Class Actions, the Derivative Actions and the Touchstone Actions. No agreement to settle has been reached in the Clark action.

          The settlements, other than that of the Touchstone Actions, must be submitted to, and approved by, the courts presiding over the various cases. There can be no assurance that the settlements will be approved by the courts or consummated in the form described below or in any other form. The process of court approval of the settlements as of this date, stands as follows:

1. MK Securities Class Actions. The settlement of the MK Securities Class Actions has been approved by the United States District Court for the District of Idaho in a final judgment entered on December 1, 1995. One objection to the settlement was filed by the plaintiffs in the Touchstone Actions and then withdrawn before the entry of judgment. No appeal has been filed. A court approved settlement fund was established and settlement proceeds (cash of $35,000, which was provided entirely by insurers, and a share certificate for 2,976,923 shares of the Corporation's common stock) were deposited therein during 1995. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds from the settlement fund to the control of the plaintiffs and, thus, the effectiveness of the settlement is, however, subject to certain conditions, including the entry of final, nonappealable judgments approving the settlements in the MK Rail Securities Class Actions and the MK Derivative Actions.

2. MK Rail Securities Class Actions. The settlement of the MK Rail Securities Class Actions was approved on March 29, 1996 by the United States District Court for the District of Idaho, subject to appeal for a period of 30 days following March 29, 1996. A court-approved settlement fund was established and the Corporation deposited a share certificate for 869,231 shares of its common stock into such fund after the settlement was approved. In addition to a condition that the settlement be approved by an order of the Court that becomes final and nonappealable, the issuance of the common stock represented by such certificate and the transfer of the settlement proceeds to the control of the plaintiffs and, thus, the effectiveness of the settlement is subject to certain other conditions, including the entry of a final nonappealable judgment approving the settlement of the "Double Derivative" Claims in Wohlgelernter. The effectiveness of the settlement of the MK Rail Securities Class Actions is not, however, subject to the final judicial approval of the settlements in the MK Securities Class Actions or the MK Derivative Actions.

3. MK Derivative Actions. The settlements of the MK Derivative Actions has been submitted for approval by the Delaware Chancery Court and the Idaho District Court for Ada County. The settlements do not include the "Double Derivative" Claim asserted on behalf of MK Rail in Wohlgelernter. In connection with the settlements of the MK Derivative Actions, the Corporation reached an agreement with Mr. Agee with respect to his severance benefits, including pension rights, to which the plaintiffs do not object. Pursuant to Preliminary Orders of the Courts, notice has been sent to the stockholders and a hearing has been scheduled for April 15, 1996 before the Delaware Court of Chancery and for May 21, 1996 before the Idaho District Court. If approved by final orders of the Delaware Chancery Court and the Idaho District Court that become final and nonappealable, settlement proceeds from the MK Derivative Actions (less attorneys' fees and expenses) will be transferred to the control of the settlement fund in the MK Securities Class Actions and, thus, the effectiveness of the settlement is subject to certain conditions, including the entry of final, nonappealable judgments approving the settlements in the MK Securities Class Actions (which condition has been satisfied), the MK Rail Securities Class Actions and the "Double Derivative" Claims asserted on behalf of MK Rail in Wohlgelernter. The settlement of Florida has been submitted to the Idaho District Court for Ada County for approval. Pursuant to the Court's Preliminary Approval Order, notice has been sent to the stockholders, and a hearing has been set for May 21, 1996 before the Court. Under the terms of the settlement in Florida, MK is obligated to pay the plaintiffs' attorneys' fees awarded by the Court in an amount not to exceed $140. The effectiveness of the settlement is conditioned only on the entry by the Idaho Court of a judgment approving the settlement that becomes final and nonappealable.

4. "Double Derivative" Claims. Settlement of the "Double Derivative" Claims asserted on behalf of MK Rail in Wohlgelernter was reached on March 4, 1996. The stipulation of settlement has been submitted to the Idaho District Court for Ada County for approval and a hearing with respect to such approval has been set for May 21, 1996. The Corporation has no monetary or other obligations under the settlement of the actions resulting from the "Double Derivative" claims (the "Double Derivative Actions"). However, $4,500 in the reduction of intercompany debt owed by MK Rail to the Corporation is attributable to the settlement of the Double Derivative Actions, the MK Securities Class Actions and the MK Rail Securities Class Actions. The effectiveness of the settlement is conditioned upon the entry by the Idaho Court of a judgment approving the settlement that becomes final and nonappealable and upon the entry of a final, nonappealable judgment approving the settlement in the MK Rail Securities Class Actions.

          If final, nonappealable judgments approving the settlements are entered and all other conditions to the effectiveness of the various settlements are satisfied, the settlement terms will require the Corporation, as its share of the settlements, to (i) issue 2,976,923 shares of common stock in exchange for the share certificate held by the settlement fund created in connection with the settlement of the MK Securities Class Actions; and (ii) issue 869,231 shares of common stock in exchange for the share certificate held by the settlement fund created in connection with the settlement of the MK Rail Securities Class Actions. The settlement fund created in connection with the MK Securities Class Actions will transfer the net (after plaintiffs' attorneys' fees and related expenses) insurance proceeds received by the Corporation in connection with the settlement of the MK Securities Class Actions and the MK Derivative Actions (excluding Florida) into a settlement account to be distributed to the plaintiffs in connection with the settlement of the MK Securities Class Actions. The settlement of the Derivative Actions also requires the implementation of certain "therapeutic measures" with respect to corporate governance. Those measures include, among other things, making reasonable efforts to appoint up to seven additional non-employee directors, a presumption that Board and Stockholders meetings will be held in Boise or certain other specified locations, disclosure of certain common memberships of directors or their immediate families on governing bodies of not-for-profit organizations, and a requirement that future executive compensation not be based on certain nonrecurring items without stockholder approval, and (in connection with the separate settlement of Florida) requirements that the directors be stockholders and that at least one director be an engineer and the establishment of the position of stockholder liaison. In addition, the defendant non-employee directors (other than Mrs. Peden) will relinquish five years of credited service for purposes of the Corporation's Retirement Plan for non-employee Directors. The settlement terms also would require MK Rail, as its share of the settlement of the MK Rail Securities Class Actions, to issue 413,793 shares of common stock and shares of a new class of preferred stock with a redemption value of $1,000. The Corporation's insurance carriers have paid $35,000 on behalf of the individual defendants in the MK Securities Class Actions and the Derivative Actions, and MK Rail's insurance carrier has paid $6,000 into a settlement fund created in connection with the settlement of the MK Rail Securities Class Actions. The funds paid by MK Rail's insurance carrier will include the purchase from the settlement fund of the MK Rail preferred stock referred to above for $1,000. In a separate transaction, the Corporation has entered into an agreement with MK Rail to reduce the principal amount of the intercompany debt owed to the Corporation by MK Rail on account of the consideration to be paid by MK Rail in settlement of the MK Rail Securities Class Actions. The agreement between the Corporation and MK Rail further provides that such reduction will be adjusted in the event the settlement is not consummated. The Corporation's auditors separately reached a settlement with the plaintiffs in the MK Securities Class Actions. The Corporation and the auditors have agreed to release one another from claims arising from the litigation; such releases are subject to certain conditions, including effectiveness of the respective settlements by the Corporation and the auditors of the MK Securities Class Actions. If the Corporation consummates a financial restructuring in the form of the Plan, the Corporation expects that plaintiffs who receive shares of the Corporation's common stock in the foregoing settlements will be treated the same as the other existing stockholders of the Corporation. See the disclosure under Item 1. "Business - Recapitalization Plan" for a discussion of the proposed treatment of existing stockholders of the Corporation under the recapitalization plan in
Part I of this Annual Report on Form 10-K.

5. Touchstone Actions. The Touchstone Actions have been settled and notices of voluntary dismissal with prejudice were filed on January 16, 1996. Under the terms of the settlement, the Corporation (i) paid $425 to the plaintiffs; (ii) paid to the plaintiffs their additional actual out-of-pocket fees and costs, in the amount of $156, on or about April 1, 1996; and (iii) agreed to pay the difference, if any, between $5,250 and the sum of (x) all proceeds received by the plaintiffs as members of the class from the settlement of the MK Securities Class Actions and (y) the amount paid to plaintiffs under subparagraph (ii). The amount payable to the plaintiffs under subparagraph (iii) is due (a) on January 1, 1997 if plaintiffs receive the proceeds of the MK Securities Class Actions on or before that date; (b) if plaintiffs receive the proceeds of the settlement of the MK Securities Class Actions between January 3 and June 30, 1997, within ten days of receipt; or (c) on June 30, 1997 if plaintiffs have not received the proceeds of the settlement of the MK Securities Class Actions by that date, in which event plaintiffs have agreed to assign their interests in the proceeds of the settlement of the MK Securities Class Actions to the Corporation. The agreement provides that the Corporation may, at its election, pay up to 50% of the amount due under subparagraph (iii) above in the form of unrestricted, freely tradable shares of its common stock, valued at the closing price on the fifth trading day preceding the applicable payment date. The settlement also provides for certain changes in the escrow agreements securing the noncompete agreements of certain plaintiffs.

SEC Investigations. The Corporation previously reported that it had been notified that the staff of the Central Regional Offices of the Securities and Exchange Commission planned to recommend to the Commission that one of the Corporation's subsidiaries be named as a respondent in an administrative action in connection with an ongoing investigation of the issuance by the City and County of Denver of revenue bonds to finance the construction of the Denver International Airport. The Corporation has since filed a brief with the Commission disputing the staff recommendation. The Commission has not announced a decision. The Corporation also previously reported that MK Rail and the Corporation are subject to a formal investigation by the Pacific Regional Office of the Commission. The Corporation continues to provide documents in response to discovery requests and otherwise cooperate with the Commission's staff in connection with this investigation.

See the disclosure under the caption Item 1. "Business - Environmental Matters" for discussion of pending environmental matters in Part I of this Annual Report on Form 10-K.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Corporation did not submit any matters to a vote of security holders during the fourth quarter of 1995.

                                    PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED
        STOCKHOLDER MATTERS

Market Information: The Corporation's voting common stock is traded on the New York and Pacific Stock Exchanges under the Symbol MRN. At the close of business on March 31, 1996 the Corporation had 33,231,191 shares issued and outstanding. The New York and Pacific Stock Exchanges have certain listing criteria applicable to companies listed on such exchanges including financial criteria and minimum requirements as to the number of holders of listed securities. The Corporation currently does not meet the financial listing criteria for the New York Stock Exchange or the Pacific Stock Exchange. Continuing losses that may be sustained by the Corporation or transactions the Corporation may pursue in connection with a possible reorganization could adversely impact the Corporation's continuing eligibility for listing on such exchanges. In the event that the New York Stock Exchange or the Pacific Stock Exchange were to seek to delist the Corporation's common stock, the Corporation would seek to obtain relief from the New York Stock Exchange or the Pacific Stock Exchange, as the case may be. However, there can be no assurance that such efforts would be successful. In the event that the Corporation was unable to list its common stock with either exchange, there would be reduced liquidity for the Corporation's stockholders, which would have a material adverse effect on the Corporation's stockholders.

Holders: The approximate number of record holders of the Corporation's voting common stock at March 31, 1996 was approximately 8,350 and does not include beneficial owners of the Corporation's common stock held in the name of a broker, dealer, bank, voting trustee or other nominee. The cash dividends declared and the New York Stock Exchange composite high and low sales prices of the Corporation's common stock traded on the New York and Pacific Stock Exchanges for each quarterly period within the two most recent fiscal years are set forth under the caption "Quarterly Financial Data" in Part II of this Annual Report on Form 10-K.

Dividends: The Corporation paid a cash dividend of $.20 a share in each of the calendar quarters of 1994 and the first calendar quarter of 1995. The Corporation has not paid any cash dividends after its $.20 quarterly dividend in 1995. Under the terms of its bank credit agreements and the applicable requirements of Delaware law, the Corporation is currently prohibited from paying cash dividends.

ITEM 6. SELECTED FINANCIAL DATA
(Thousands of dollars except share data)
- ---------------------------------------------------------------------------------------------------------------------------
OPERATING SUMMARY                                        1995        1994 (a)      1993 (a)      1992 (a)       1991 (a)
- ---------------------------------------------------------------------------------------------------------------------------
Revenue                                              $ 1,708,666   $ 2,021,003   $ 2,329,876    $ 2,002,960   $ 1,573,769
Operating income (loss) from
 continuing operations                                    18,822      (100,768)       60,553         43,731        60,727
Income (loss) from continuing operations
 before extraordinary charge and
 cumulative effect of accounting change                  (79,636)     (155,698)       28,918         10,136        23,535
Income (loss) from discontinued operations,
 net of tax                                             (182,302)     (193,937)        6,849          3,300        11,921
Extraordinary charge from write-off of
 unamortized debt issue cost, net of tax                      --            --            --         (3,096)           --
Cumulative effect of accounting change for
 postretirement health care costs, net of tax                 --            --            --        (17,403)           --
- ---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                    $  (261,938)  $  (349,635)  $    35,767    $    (7,063)  $    35,456
===========================================================================================================================
Income (loss) per common and common
 equivalent share:
 Income (loss) from continuing operations
 before extraordinary charge and
 cumulative effect of accounting change                   $(2.41)       $(4.79)         $.93           $.33          $.82
 Income (loss) from discontinued operations                (5.52)        (5.96)          .22            .11           .42
 Extraordinary charge                                         --            --            --           (.10)           --
 Cumulative effect of accounting change                       --            --            --           (.57)           --
- ---------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $(7.93)      $(10.75)        $1.15          $(.23)        $1.24
===========================================================================================================================
Dividends declared per share                                 $--          $.80          $.80           $.80          $.74
===========================================================================================================================
FINANCIAL POSITION SUMMARY
- ---------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                             $    63,086   $    66,864   $    80,000    $   127,263   $   136,808
Net assets of discontinued MK Rail operations              72,000       142,424       128,447         85,178        66,076
Other current assets                                      349,718       428,062       486,778        424,409       469,598
Investments and other assets                               87,264       152,368       197,827        220,865       216,434
Property and equipment, net                                56,092       113,229       148,494        149,647       138,108
Total assets                                              628,160       902,947     1,041,546      1,007,362     1,027,024
Short-term and current portion of long-term debt          251,226       192,152        36,292          3,853         1,226
Estimated reimbursement obligations of
 discontinued Transit operations                          111,444            --            --             --            --
Other current liabilities                                 354,341       447,570       436,848        335,638       317,964
Debt due after one year                                        --         7,873         8,368            457       195,152
Obligations and advances in excess of
 investment in Transit operations                              --        79,438        39,666        180,906        35,258
Other non-current liabilities and minority interests      104,831       118,118       113,405        110,737        81,274
Stockholders' equity (deficiency)                        (193,682)       57,796       406,967        375,771       396,150
- ---------------------------------------------------------------------------------------------------------------------------
Book value per share                                       $(5.83)        $1.76        $12.87         $12.26        $13.17
Shares outstanding at year end                         33,237,900    32,864,200    31,618,000     30,640,000    30,086,300
- ---------------------------------------------------------------------------------------------------------------------------
(a) Reclassified to give effect to the discontinuance of MK Rail Corporation and Transit operations.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

DESCRIPTION OF BUSINESS

The Corporation operates in one industry segment, engineering and construction.

          The Corporation provides design, engineering, construction, procurement, project-management and construction-management services in the infrastructure market, including transportation, water resources, heavy civil and energy developments, as well as industrial buildings. The Corporation also provides services to the nuclear and fossil-fueled power markets and in cogeneration, waste-to-energy, environmental and hazardous waste, and wastewater treatment fields; and in addition serves the hydroelectric, oil and gas, and mine engineering markets. A number of subsidiaries are engaged in long-term contract mining of coal and lignite at mines in the United States and Germany. Other markets include operations and maintenance services for military and commercial facilities.

          At December 31, 1995, the Corporation had less-than-majority equity interests in Westmoreland Resources, Inc., a coal mining company in Montana, and Mitteldeutsche Braunkohlengesellschaft mbH ("MIBRAG mbH"), a company that operates lignite coal mines, power and process plants in Germany. Also at December 31, 1995, the Corporation had a 62.8% majority interest in McConnell Dowell Corporation, Limited ("MDC") an engineering and construction contractor based in Australia. Subsequent to December 31, 1995, the Corporation sold its 62.8% ownership interest in MDC. Because of the Corporation's decision to sell its ownership interest in MDC, the Corporation has accounted for its investment in MDCduring the year 1995 by the equity method. See the "Subsequent Events - McConnell Dowell Corporation, Limited" Note to Consolidated Financial Statements.

NEW BUSINESS AND BACKLOG

New Business: The Corporation booked new business of $1,438.3 million in 1995 compared to $1,772.3 million in 1994. Of the $1,438.3 million of new work booked in 1995, $665.0 million (46%) consisted of the Corporation's proportionate share of a major highway joint-venture project in Colorado and its proportionate share of a joint-venture project providing environmental restoration and waste management services at a Superfund site in Colorado. New business consists of new engineering, construction, environmental and mining services contracts and changes to existing contracts.

Backlog: Backlog of all uncompleted contracts at December 31, 1995 was $3,864.4 million, compared with $4,134.7 million at year-end 1994. Backlog consists of uncompleted portions of engineering and construction contracts, including the proportionate share of construction joint -venture contracts, the next five-year portion of long-term mining services contracts and the funded and unfunded portions of long-term contracts and subcontracts with various agencies of the U.S. Government. The Corporation has a number of contracts and subcontracts with various agencies of the U.S. Government principally for environmental remediation and restoration work, which contracts extend beyond one year and for which government funding has not yet been approved. The unfunded portions of such contracts included in backlog at December 31, 1995 and 1994 were $1,986.9 million and $1,702.6 million, respectively. Contracts and subcontracts with agencies of the U.S. Government are subject to unilateral termination at the option of the U.S. Government. The Corporation does not expect any material portion of its government contracting business to be terminated. See Item 1. "Backlog" and "U.S. Government Contracts" in Part I of this Annual Report on Form 10-K.

          The following table sets forth the contract revenue backlog at December 31, 1995 and 1994 and the new business booked in each of the two years in the period ended December 31, 1995.

NEW BUSINESS AND BACKLOG
(Thousands of dollars)
- --------------------------------------------------------------------------------
                                       1995                       1994
                             New Business    Backlog    New Business    Backlog
                            -------------------------  -------------------------
                              $1,438,300   $3,864,400    $1,772,300   $4,134,700
================================================================================

        The 1995 year-end backlog of $3,864.4 million was comprised of 18% fixed-price and 82% fee-type contracts. The 1994 year-end backlog of $4,134.7 million was comprised of 28% fixed-price and 72% fee-type contracts.

        The Corporation's business is being adversely affected by its poor financial condition, and by the reluctance of many potential customers to engage the Corporation on new or additional projects. The Corporation has experienced a 16% decline in new business booked in 1995 compared to 1994. The decline in new business has had a material adverse effect on the Corporation. If the Corporation's diminished ability to secure new work continues, it will further adversely impact the Corporation's ability to continue as a going concern.

        Approximately $1,165.0 million or 62% of 1995 year-end backlog of $1,877.5 million (excluding the $1,986.9 million unfunded portion of U.S. Government contracts) is expected to be recognized as revenue in 1996. Although backlog reflects only business which is considered to be firm and is an indication of expected future revenues, there can be no assurance that contract cancelations or scope adjustments will not occur or when revenue and earnings from such backlog will be realized.

RESULTS OF OPERATIONS
1995 COMPARED TO 1994
                                        Quarter Ended             Year Ended
                                         December 31,             December 31,
                                      -----------------        -----------------
                                      1995         1994        1995         1994
Revenue                              $390.3   $ 485.1       $1,708.7   $2,021.0
Operating income (loss)
 from continuing operations            14.3    (108.7)          18.8     (100.8)
General and administrative
 expenses                             (14.9)     (9.6)         (59.2)     (33.1)
Interest expense                       (6.1)     (2.4)         (28.2)      (4.9)
Other income (expense), net            (1.8)    (18.7)          (4.4)     (19.7)
Equity in net income of
 unconsolidated affiliates              4.7       4.1           23.0       11.4
Loss on disposition of
 investments in affiliates,
 net                                   (2.3)     (6.1)         (19.7)     (15.1)
Gain on MK Gold Company's
 sale of stock                           --        --             --        1.3
Provision for stockholders'
 litigation settlements                  --     (25.0)            --      (25.0)

================================================================================

Revenue: Revenue from continuing operations for the fourth quarter of 1995 was $390.3 million, a decrease of $94.8 million compared to $485.1 million for the comparable period of 1994, and revenue from continuing operations for the year ended December 31, 1995 was $1,708.7 million, a decrease of $312.3 million compared to $2,021.0 million for the year ended 1994. The decline was principally due to the execution and completion of a number of major contracts for petrochemical and industrial manufacturing customers, as well as execution and completion of a number of contracts for public work and light trackwork projects in the corresponding periods of 1994, contrasted with decreases in similar new construction because of a decline in new contract awards in 1994 and 1995. The Corporation's decline in new contract awards has continued in the first quarter of 1996. See "New Business and Backlog" above.

Operating Income (Loss): The Corporation reported operating income from continuing operations for the fourth quarter of 1995 of $14.3 million compared to an operating loss of $108.7 million from continuing operations for the same period of 1994. Operating income from continuing operations for the year ended December 31, 1995 was $18.8 million compared to an operating loss of $100.8 million from continuing operations for the year 1994.

          Year ended December 31, 1995 operating results were affected by the recognition of a number of unusual items, the net result of which was to adversely impact operating income for 1995 by $.9 million. Items having an adverse impact included provisions of $25.3 million for anticipated losses on a number of fixed-price construction contracts, including $16.8 million in connection with the Corporation's participation in a joint-venture contract to construct a toll bridge in the maritime provinces of Canada, $2.2 million provision for the anticipated costs of settling a long-term noncancelable lease obligation and $6.3 million provision to write-off certain assets in the fourth quarter of 1995, the carrying amount of which had been impaired. Items having a beneficial impact included $18.9 million proceeds from the settlements of claims on fixed-price contracts completed in prior periods and $14.0 million of mining services fees recognized in the fourth quarter of 1995. These mining service fees represent income earned during the years 1994 and 1995 from providing mine planning, engineering and related services to MIBRAG mbH, but because of restrictions on repatriation of funds imposed as a consequence of German government loan guarantees of MIBRAG mbH's current andfuture indebtedness, the Corporation, pursuant to the terms of the purchase agreement with the German government, was precluded from realizing the full amount of the fees during the periods when they were earned. The German government, in consideration for a reduction in its loan guarantees has, among other things, agreed to lift the restrictions on payment of mining service fees by MIBRAG mbH to the Corporation and in addition, lift limitations on any future payment of dividends by MIBRAG mbH. See the "Investments in and Advances to Unconsolidated Affiliates" Note to Consolidated Financial Statements.

          Fourth quarter 1994 and year ended December 31, 1994 results of operations were adversely impacted by the recognition of $103.3 million of charges to operating results consisting of (i) $12.8 million provision to write-off the Corporation's remaining investment in the Vertac environmental remediation and waste disposal project due to the termination for convenience of the contract by the U.S. Government, (ii) $17.5 million provision for anticipated losses because of customer-disputed change orders on a number of light trackwork projects, (iii) $6.3 million provision for anticipated losses for customer-initiated scope change orders subsequently rejected by the customer in connection with a power plant project, (iv) $13.0 million provision for anticipated losses on a fixed-price contract to construct a toll bridge in the maritime provinces of Canada, (v) $9.1 million provision for anticipated engineering and labor cost overruns on fixed-priced petrochemical and railroad electrification projects,
(vi) $28.0 million provision for anticipated losses because the fixed-priced Taipei subway project encountered unstable subsoil conditions that affected tunnel boring progress, (vii) $8.0 million provision to write-down the Corporation's investment in the net assets of the North Pacific construction operations to their net recoverable value, based on the Corporation's decision in late 1994 to sell the assets and business of its North Pacific construction operations and (viii) $8.6 million provision for miscellaneous other write-downs of operating assets and investments and provisions for anticipated losses on uncompleted fixed-price contracts.

          The Corporation reported operating income from continuing operations for the first nine months of 1995 of $4.5 million (after accounting for its investment in MDC by the equity method for 1995) compared to $7.9 million operating income for the same period of 1994. The results of continuing operations for the first nine months of 1995 were affected by the recognition of a net charge to operations of $8.6 million consisting of (i) $25.3 million provision for anticipated losses on a number of fixed-price construction contracts and a $2.2 million provision for anticipated costs of settling a long-term noncancelable lease obligation partially offset by (ii) a $18.9 million gain from the settlements of a number of claims on fixed-price contracts completed in prior periods.

          The results of continuing operations for the first nine months of 1994 were affected by the recognition of aggregate charges to operating results of $17.6 million consisting of (i) $4.3 million provision to write-down certain surplus tunnel-boring equipment to their estimated net recoverable values (ii) $2.3 million provision for anticipated losses due to delays on the Taipei subway project (iii) $5.0 million provision to write-down its investment in Vertac and a $6.0 million provision to write-down the capitalized cost of a CF Systems' processing facility to their then estimated net recoverable values. Vertac was a remediation and waste disposal project terminated for convenience of the U.S. Government and CF Systems is a wholly-owned subsidiary currently performing environmental remediation work. See the "Commitments and Contingencies -
CF Systems" Note to Consolidated Financial Statements.

General and Administrative Expenses: General and administrative expense for the fourth quarter and the year ended 1995 increased $5.3 million and $26.1 million, respectively, from the same periods of 1994. The increases are due to substantial non-recurring costs and expenses for legal and other professional costs and expenses associated with stockholder litigation, restructuring of the Corporation's secured debt and contingent obligations. In addition, the Corporation accrued $3.0 million and $6.0 million in the fourth quarter and year ended December 31, 1995, respectively, for additional compensation in connection with the adoption in July 1995 of a twelve month retention plan for key employees. The Corporation paid $2.2 million of the retention award on December 15, 1995 and has accrued an estimated liability for retention plan awards of $3.7 million at December 31, 1995. See Item 1 "Business - Employees" for a discussion of the retention and severance pay plans for key employees in Part I of this Annual Report on Form 10-K and the "Benefit Plans - Retention and Severance Pay Plans" Note to Consolidated Financial Statement.

          General and administrative expenses for the fourth quarter of 1994 included estimated non-recurring accruals of $4.9 million for legal and professional expenses associated with pending stockholder litigation and employee severance costs.

Interest Expense: Interest expense for the fourth quarter and year ended December 31, 1995 increased $3.7 million and $23.3 million, respectively, from the same periods of 1994. The significant increase in interest expense in 1995 is attributed to a substantially higher weighted average level of debt outstanding during 1995 compared to 1994 ($294.4 million compared to $154.5 million) and a weighted average cost of borrowing during the fourth quarter and the year ended December 31, 1995 of 9.3% and 9.0%, respectively, compared to 6.9% and 5.7%, respectively, during the comparable periods of 1994.

Other Income (Expense), Net: Other net expense of $4.4 million for the year ended December 31, 1995 is comprised principally of a $3.6 million provision to write-down the carrying amount of the Morrison Knudsen Depot sold in January 1996, $5.9 million provision to write-off investments and an uncollectible notes receivable, and $1.1 million provision to recognize losses on future rent costs on certain long-term noncancelable real estate leases to the extent they will not be offset by sub-lease rental income. These expenses were partially offset by $4.9 million of interest and dividend income and net gains from sales of marketable securities and $1.9 million underwriting income of the insurance subsidiary. See the "Other Income (Expense), Net" Note to Consolidated Financial Statements.

          Other net expense of $19.7 million for the year ended December 31, 1994 was due principally to the recognition of $24.0 million of provisions for write-downs of investments and assets reflecting the Corporation's decision in late 1994 to accelerate repatriation of certain off-shore investments and receivables, reduce the carrying amount of the Corporation's investment in Western Aircraft, Inc., to estimated net recoverable value and provide an allowance for the estimated reduction in realizable values of accounts and notes receivable due to the Corporation's decision to accelerate collection. See the "Other Income (Expense) Net" Note to Consolidated Financial Statements.

Equity in Net Income (Loss) of Unconsolidated Affiliates: Equity in the net income of unconsolidated affiliates of $23.0 million for the year ended December 31, 1995 increased $11.6 million compared to $11.4 million for the year 1994. Equity in the results of operations of the unconsolidated affiliates in 1995 consisted of $13.7 million income from MIBRAG mbH, $10.8 million income from MDC, $.7 million income from Westmoreland Resources, Inc. and $2.2 million loss from MKA. The increase is primarily due to the inclusion in 1995 of $10.8 million representing the Corporation's 62.8% share of the net income of MDC. Subsequent to December 31, 1995, the Corporation sold its 62.8% ownership interest in MDC. Because of the Corporation's decision to sell its ownership interest in MDC, the Corporation has accounted for its investment in MDC for the year ended December 31, 1995 by the equity method. The Corporation reported MDC as a consolidated subsidiary for the year ended December 31, 1994. See the "Investments in and Advances to Unconsolidated Affiliates and Subsequent Events
- - McConnell Dowell Corporation, Limited" Notes to Consolidated Financial Statements.

          Equity in the results of operations of unconsolidated affiliates of $11.4 million for the year ended December 31, 1994 consisted primarily of the recognition of $15.5 million income from MIBRAG mbH offset by $4.6 million loss from the Corporation's equity in the results of operations of two development stage companies. The Corporation also recognized a $7.2 million loss on disposition of its investments in the development stage companies stemming from the Corporation's decision to discontinue its financial support for these non-core businesses. See Dispositions of Investments in Affiliates following.

Dispositions of Investments in Affiliates: The $19.7 million net loss on disposition of investments in affiliates for the year ended December 31, 1995 consisted of a $9.3 million loss on the Corporation's sale in June 1995 of its remaining ownership interest in MK Gold Company, an $8.1 million loss on the sale in September 1995 of its investment in MK Investments, Inc. (North Pacific construction operations) and a $2.3 million loss to write-off the Corporation's investment in MKA stemming from its decision in December 1995 to no longer provide MKA with financial support. See the "Disposition of Investments in Affiliates - Dispositions in 1995" Note to Consolidated Financial Statements.

          The $15.1 million net loss on dispositions of investments in affiliates for the year ended December 31, 1994 consisted of a $4.9 million gain on the Corporation's sale in 1994 of a portion of its ownership interest in SCDI offset by a $12.7 million loss from writing-off the Corporation's investment in Texas TGV in June 1994 after Texas TGV's failure to provide equity financing for a high speed rail system project as required under the franchise agreement and a $7.2 million loss on the disposition of two development-stage companies stemming from the Corporation's decision in December 1994 to discontinue its financial support for these non-core businesses. See the "Dispositions of Investments in Affiliates - Dispositions in 1994" Note to Consolidated Financial Statements.

Provision for Litigation Settlements: Agreements as to the principal economic terms of settlements of securities class actions and derivative actions were reached in June 1995, subject to, among other things, approval by the appropriate courts. The settlement terms provided, among other things, for the Corporation's insurance carriers to deposit $35.0 million cash into a court-approved settlement fund and for the Corporation to deposit into this settlement fund a certificate for 2,976,923 shares of common stock in connection with the MK Securities Class Actions and a certificate for 869,231 shares of common stock in connection with the MK Rail Securities Class Actions. Both the cash and stock certificates were deposited into the settlement fund during 1995. Upon the approval of the settlements by the various courts, the Corporation will issue 3,846,154 shares of new common stock to the plaintiffs. Effective December 1994, the Corporation recognized an aggregate pretax charge of $25.0 million for the estimated cost of the litigation settlements representing the then fair value of the common stock expected to be issued. The estimated liability for the $25.0 million litigation settlements is included in the accompanying balance sheets at December 31, 1995 and 1994 as a non-current liability. Assuming court approval and issuance of the stock, the cost of the settlements will be adjusted to reflect the current fair market value of the Corporation's stock at the time of court approval. However, there can be no assurance that such final settlements will be approved by the appropriate courts. These settlements do not include the two actions brought by the former stockholders of a number of companies whose stock was acquired by the Corporation through an exchange of the Corporation's common stock. See Item 3. "Legal Proceedings" in Part I of this Annual Report on Form 10-K and the "Legal Proceedings" Note to Consolidated Financial Statements.

Income Tax Expenses: The Corporation recognized income tax expense for the year ended December 31, 1995 of $9.9 million on a pretax loss of $69.7 million whereas in 1994 the Corporation recognized a tax benefit of $30.9 million on a pretax loss of $185.9 million. The 1995 income tax expense is for foreign and state income taxes relating to certain jurisdictions in which the Corporation had net taxable income. The Corporation did not provide any tax benefit in 1995 due to substantial doubt of realization based on circumstances described in the "Basis of Presentation and Management's Plans" Note to Consolidated Financial Statements whereas a partial tax benefit was provided on the Corporation's 1994 pretax loss. The net deferred tax assets reflect management's estimate of the amount which will, more likely than not, be realized. See the "Taxes on Income" Note to Consolidated Financial Statements.

Discontinued Operations: In connection with the disposition of Transit, the Corporation recorded a $95.8 million loss for the year ended December 31, 1995, without providing future tax benefits. The loss includes (i) a $3.6 million loss from operations for the six month period ended June 30, 1995, the effective date of disposal, (ii) $85.5 million provision for the Corporation's estimated reimbursement obligations for the net cash losses resulting from Amerail's performance of certain transit car contracts transferred to Amerail, and (iii) $6.7 million accrual for transaction costs and employee severance and benefits costs associated with the decision to dispose. The Corporation has recognized its Transit reimbursement obligations through the estimated final completion of the transit car contracts based upon the best information available which included financial and operating information provided by Amerail, over which the Corporation has no control. There can be no assurance that the net cash losses ultimately realized upon completion of such contracts will not exceed the Corporation's estimated reimbursement obligations at December 31, 1995. See the "Changes in Business - Discontinued Transit Operations" Note to Consolidated Financial Statements.

          In connection with its decision to sell MKRail, the Corporation recorded an $86.5 million net loss for the year ended December 31, 1995 after providing a net tax benefit of $10.9 million. The loss includes (i) a $3.8 million net loss from operations for the three month period ended March 31, 1995, the measurement date, and (ii) $82.7 million loss from disposal including $18.1 million loss from discontinued operations of MK Rail and $64.6 million loss provision to write-down the Corporation's carrying amount of its investment in and note receivable from MK Rail to their estimated net realizable values based upon the best information available in the circumstances. See the "Changes in Business - Discontinued MKRail Operations" Note to Consolidated Financial Statements.

          Consistent with the presentation of Transit and MK Rail as discontinued operations, the Corporation's share of Transit and MK Rail's results of operations for the periods prior to December 31, 1995 and the Corporation's after-tax gain of $20.0 million recognized from MKRail's sale of stock in May 1994 have been segregated and reported as discontinued operations in the consolidated statements of operations. In addition, the net assets and liabilities (current and non-current) related to MK Rail are segregated in the balance sheet at December 31, 1995 and 1994.

RESULTS OF OPERATIONS
1994 Compared to 1993

The Corporation's revenue decreased for both the fourth quarter and the year ended December 1994 compared to the same periods of 1993. This decline was principally due to the execution and completion of contracts during the previous year, contrasted with decreases in new contract awards and postponements of the start-up of major new infrastructure projects in 1994.

          The Corporation reported a $97.7 million operating loss in the fourth quarter of 1994 compared to $10.9 million operating income in the comparable period of 1993 and a $82.2 million operating loss for the year 1994 compared to $55.4 million operating income in 1993. The results of operations for both the quarter and the year ended December 1994 were influenced by the decrease in new contract awards and postponements of the start-up of previously awarded contracts and adversely affected by the recognition of write-downs of operating assets and investments as well as provisions for anticipated losses on uncompleted fixed-price contracts. The Corporation recognized $103.3 million of pretax charges to operating results in the fourth quarter of 1994 consisting of:

$ 12.8 million  Write-off of the Corporation's remaining investment in Vertac stemming from the U.S. Environmental Protection Agency's (the "EPA") notification in December 1994 to terminate on-site incineration of hazardous waste at the Arkansas Superfund site. Prior to this notification the Corporation had incinerated several types of hazardous waste under various contracts with the EPA and had anticipated additional contracts to dispose of the waste that remains at the site.

  17.5 million  Contract scope changes initiated by the customer during the fourth quarter on a number of light rail transportation projects have subsequently been disputed by the customers. These disputed change orders have given rise to claims asserted against the customers for additional revenue. In accordance with the Corporation's accounting policy no revenue was recognized for these items. The cost overruns stemming from the disputed change orders caused the estimated contract costs to be in excess of contract revenue. A provision for anticipated losses was recorded to reflect these excess costs.

   6.3 million  Change orders for customer-initiated scope changes on a power plant project were rejected by the customer. These change orders were then included in a claim asserted against the customer. In accordance with the Corporation's accounting policy no revenue was recognized for these items. The cost overruns stemming from the unapproved change orders caused the estimated contract costs to be in excess of contract revenue. A provision for anticipated losses was recorded to reflect these excess costs.

  13.0 million  Establishment of a liability for anticipated losses on a fixed-
                price contract to construct a toll bridge in the maritime provinces of Canada. The anticipated losses are based on additional costs expected to be incurred in the completion of the project based on actual experience during the 1994 mobilization phase of the project.

   9.1 million  Provision for anticipated engineering and labor cost overruns on a fixed-price petrochemical project and a fixed-price railroad electrification project.

  28.0 million  Provision for anticipated losses on the Taipei fixed-price subway project. The project encountered subsoil conditions in November 1994 that will adversely affect the tunnel boring progress. It is anticipated that these adverse subsoil conditions will extend the time required to complete the project by more than 12 months.

   8.0 million  Write-down of the Corporation's investment in the net assets of the North Pacific construction operations. This write-down is based on the Corporation's decision in late 1994 to attempt to sell the assets and business of its North Pacific construction operations.

   8.6 million  Miscellaneous other write-downs of operating assets and investments and provisions for anticipated losses on uncompleted contracts.

- --------------
$103.3 million
==============

   In addition, the Corporation's results of operations for the first nine months of 1994 also were adversely impacted by write-downs of operating assets and provisions for anticipated losses on uncompleted contracts. The Corporation recognized $17.6 million of pretax charges to operating results through September 30, 1994 consisting of (i) $4.3 million write-down of its surplus tunnel-boring equipment to their estimated net recoverable values (ii) $2.3 million provision for anticipated losses due to delays on the Taipei subway project and (iii) $5.0 million provision to write-down its investment in Vertac and a $6.0 million provision to write-down the capitalized cost of a processing facility of

CF Systems. Vertac was a remediation and waste disposal project terminated for convenience of the U.S. government and CF Systems is a wholly-owned subsidiary currently performing environmental remediation work. See the "Commitments and Contingencies - CF Systems" Note to Consolidated Financial Statements.

   Excluding the effects of the aggregate $120.9 million pretax charges for the year 1994, enumerated above, the Corporation's operating income for the year 1994 was $38.7 million, a decrease of $16.7 million from $55.4 million operating income in the year 1993.

General and Administrative Expenses: General and administrative expenses for the fourth quarter and year ended December, 1994 decreased $2.2 million and $4.3 million, respectively, from the same periods of 1993. The decreases in 1994 are due to cost reduction efforts. General and administrative expenses for the fourth quarter 1994 included estimated non-recurring pretax accruals of $4.9 million for legal and professional fees associated with pending stockholders litigation and employee severance costs.

Interest Expense: Interest expense for the fourth quarter and year ended December 31, 1994 increased $3.6 million and $8.4 million, respectively, from the same periods of 1993. The increase reflects the rise in both short- and long-term debt outstanding from $47.0 million at December 31, 1993, to $242.3 million at December 31, 1994, at a weighted average cost of borrowing for the quarter and year ended December 31, 1994 of 6.91% and 5.72%, respectively.

Other Income (Expense) Net: Other net expense of $19.7 million for the year 1994 was due principally to recognition of $24.0 million of provisions for write-downs of investments and assets reflecting the Corporation's decision in late 1994 to accelerate repatriation of certain off-shore investments and receivables, and reduce the carrying amount of the Corporation's investment in Western Aircraft, Inc., as well as, provide an allowance for estimated reduction in realizable values of accounts and notes receivable due to the decision to accelerate collection. See the "Other Income (Expense) Net" Note to Consolidated Financial Statements.

   Other net income of $26.8 million for the year ended December 31, 1993 was due principally to the recognition of $35.8 million of interest, dividends and net gains on sales of marketable securities partially offset by an aggregate of $9.0 million net losses principally from losses on disposals and write-down of assets. See the "Other Income (Expense) Net" Note to Consolidated Financial Statements.

Equity in Net Income (Loss) of Unconsolidated Affiliates: The Corporation's share of unconsolidated affiliates' income increased from $.5 million in the fourth quarter ended December 31, 1993 to $4.1 million income in the comparable period of 1994. The increase is primarily due to the recognition by the Corporation of its $6.4 million equity in the net income of MIBRAG mbH, acquired effective January 1994. The Corporation's share of investee earnings increased from a $5.8 million loss in the year ended December 1993 to $11.4 million income in the year 1994. The increase is principally due to (i) recognition of $15.5 million equity in the net income of MIBRAG mbH offset by losses of $4.6 million, principally from its equity investments in a number of development stage companies for which the Corporation decided to discontinue its funding and (ii) the Corporation's share of the combined $4.6 million operating losses for Joy MKProjects Company and McConnell Dowell Corporation, Ltd. in 1993 prior to their consolidation in April and June 1993, respectively. See the "Investments in and Advances to Unconsolidated Affiliates" Note to Consolidated Financial Statements.

Gains on Subsidiaries Sales of Stock: In the fourth quarter of 1993, MK Gold completed an IPO of 8,000,000 shares of its common stock. The Corporation recognized a $10.6 million pretax gain because MK Gold's selling price per share exceeded the Corporation's carrying amount per share. In January 1994, 1,350,000 shares of MK Gold's common stock were sold under an option granted by MK Gold to its IPO underwriters to cover over-allotments. The Corporation recognized a $1.3 million pretax gain with respect to such shares, because MK Gold's public offering price per share exceeded the Corporation's carrying amount per share.

Disposition of Investments in Affiliates: The loss of $6.1 million on disposition of investments in affiliates for the fourth quarter of 1994 consisted of a net pretax charge of $7.2 million by the Corporation in connection with the disposition of two development-stage companies stemming from its decision in December 1994 to discontinue its financial support for these non-core businesses offset by the recovery of $1.1 million of its previous write-off of its investment in Texas TGV resulting from the sale in December 1994 of substantially all of its ownership interest in Texas TGV.

   In addition, the loss of $8.9 million on disposition of investments for the first nine months of 1994 consists of (i) a $13.8 million pretax charge in the second quarter of 1994 for the write-off of the Corporation's investment in Texas TGV, and (ii) a $4.9 million pretax gain in the first quarter of 1994 on the sale of a portion of its ownership interest in SCDI. See the "Disposition of Investments in Affiliates" and the "Subsequent Events - Strait Crossing Development, Inc." Notes to Consolidated Financial Statements.

Provision for Litigation Settlements: Preliminary agreements as to the principal economic terms of settlement of securities class actions and derivative actions were reached in June 1995, subject to, among other things, approval by the appro-priate courts. The Corporation's settlement will include payment of cash and the issuance of stock. The Corporation's insurance carriers will pay $35.0 million in cash. The Corporation will issue new common stock. Effective December 1994, the Corporation recognized an aggregate pretax charge of $25.0 million for the estimated cost of the settlements. The estimated liability for the $25.0 million settlements is included in the balance sheet at December 31, 1994 as a non-current liability. Assuming court approval and issuance of the stock, the current fair market value of the Corporation's stock at the time of court approval will be reflected in stockholders' equity. However, there can be no assurance that the final settlements will be approved by the appropriate courts.These settlements do not include actions brought by the former stockholders of a number of companies acquired through an exchange of stock. See
Item 3. "Legal Proceedings" in Part I of this Annual Report on Form 10-K and the "Legal Proceedings" Note to Consolidated Financial Statements.

Income Tax (Expense) Benefit: The Corporation recognized a tax benefit in 1994 of 16.6% of pretax loss whereas in 1993 the Corporation's tax expense was 41.8% of pretax income. A full tax benefit was not provided on the Corporation's 1994 loss due to uncertainty of realization causing the disparity in the rate of the tax benefit recognized in 1994 compared to the rate of tax expense recognized in 1993. After recognizing a tax benefit for that portion of the Corporation's loss which is available for carryback to prior years, the remaining net deferred tax assets, consisting of deductible temporary differences, were reduced by a valuation allowance which was established to reduce the carrying amount of deferred tax assets to a level which, more likely than not, will be realized. The net deferred tax assets reflect management's estimate of the amount which will be realized from future taxable income which can be predicted with reasonable certainty. See the "Taxes on Income" Note to Consolidated Financial Statements.

Minority Interest in Net (Income) Loss of Subsidiary: The Corporation's consolidated balance sheet at December 31, 1994 includes 100% of the assets and liabilities of MDC and the consolidated statement of operations for the year ended December 31, 1994 includes 100% of MDC's revenues and expenses. The minority interest share of MDC's accumulated earnings (losses) at December 31, 1995 and MDC's net loss for the year ended December 31, 1994 are reflected as "Minority Interest in Subsidiary" and "Minority Interest in Net Loss of Subsidiary" in the accompanying balance sheet at December 31, 1994 and statement of operations for the year ended December 31, 1994, respectively.

Discontinued Operations: Transit reported a loss from operations of $224.4 million for the year 1994 compared to $11.0 million operating income for the year 1993. The 1994 loss included $199.0 million of charges for anticipated cost-overruns on uncompleted fixed-price contracts for new transit cars in their early stages of production, after revision in the second and fourth quarters of 1994, of the estimated costs and earnings (losses) at completion. The cost overruns were anticipated as a result of Transit's actual experience for incurred labor and other direct manufacturing costs with new transit cars that went into production in late 1994 and early 1995 being much worse than originally estimated. In addition these anticipated cost overruns were also associated with engineering and design changes on new transit cars for the California Department of Transportation and National Railroad Passenger Corporation, which caused significant increases in estimated costs for materials and labor and were expected to cause delays in deliveries which required the recognition of contingency losses for liquidating damages.

   In addition, Transit recognized (i) a $14.7 million provision in the fourth quarter of 1994 to write-off the balance of its capitalized initial design and engineering costs because the estimated operating margins on the then current uncompleted and future contracts was not expected to be sufficient to allow recovery of those deferred costs and (ii) a $9.2 million provision in the third quarter of 1994 for anticipated losses to manufacture 42 of 133 locomotives on the uncompleted MK Rail fixed-price contract with Southern Pacific Railroad (the "SP").

   Transit reported operating income of $11.0 million for the year 1993, primarily the result of the increased volume of net transit cars manufactured and delivered under a successful contract with a midwest transit authority.

   MK Rail Corporation reported a loss from operations of $50.0 million for the year 1994 compared to $10.3 million operating income for the year 1993. The 1994 loss included $39.2 million of unusual charges consisting of (i) a $12.4 million provision for aggregate losses on uncompleted locomotive remanufacturing contracts including $8.2 million in connection with the SP contract (completed in February 1995) caused by higher than expected labor and materials costs and a $4.2 million provision for losses in connection with a maintenance contract in the United States and remanufacturing contracts in Australia (ii) $7.3 million accrual for estimated legal and professional fees primarily attributable to stockholders' litigation (iii) aggregate provisions of $8.4 million, comprised of $3.7 million provision for noncancelable purchase commitments of research and development services under contract with outside firms, $2.7 million provision for future lease losses on the prospective lease of new MK5000 locomotives and $2.0 million provision for estimated manufacturing costs in excess of market value, all of which stem from MK Rail's decision to curtail its ongoing activities in new locomotive manufacturing and technology and (iv) $11.1 million provision for the loss on disposition of its Argentine operations. In the fourth quarter of 1994 MK Rail Corporation made a determination to dispose of substantially all of its Argentine operations.

FINANCIAL CONDITION
Liquidity and capital resources (thousands of dollars)          December 31,
                                                         -------------------------
                                                             1995         1994
Cash and cash equivalents:
Beginning of period                                          $ 66,864   $ 80,000
End of period                                                  63,086     66,864
Total debt, including $9,320 of accrued and deferred
 interest
on antecedent debt at December 31, 1995                       371,990    200,025
                                                                 Year Ended
                                                                December 31,
                                                         -------------------------
                                                             1995         1994
Net cash provided (used) by:
Operating activities                                         $(24,959)  $ 22,244
Investing activities                                           45,715     20,957
Financing activities                                           52,464    145,422

          Total capitalization at December 31, 1995 was $178.3 million, and consisted of $372.0 million debt net of a $193.7 million stockholders' deficiency compared to total capitalization at December 31, 1994 of $257.8 million, which consisted of $200.0 million debt and $57.8 million stockholders' equity.

          After funding the discontinued operations of MK Rail and Transit, losses on a number of major fixed-price construction and environmental projects and the losses on a number of failed development-stage transportation and other investments in prior years, the Corporation's financial condition continued to deteriorate during 1995. During 1995, the Corporation continued to fund operating losses on a number of long-term fixed-price construction contracts, pay substantial period costs and expenses including the expenses of professionals associated with the Corporation's financial restructuring, proposed recapitalization plan and stockholders' litigation and service its debt burden by paying $22.6 million interest in 1995.

          The Corporation's sources of cash used to fund its operations in 1995 were principally $42.0 million from sales of investments in affiliates and $26.5 million in federal tax refunds. As a result, cash and cash equivalents decreased $3.8 million during 1995 to a year-end balance of $63.1 million.

LIQUIDITY

On August 10, 1995, the Corporation and its bank lenders and surety agreed as of July 31, 1995 to a restructuring of the Corporation's existing indebtedness and the establishment of two new interim credit facilities, expiring September 1, 1995, to advance up to approximately $50.0 million to Transit prior to its planned divestiture. The restructuring provided, among other things, for (i) an increase in the amount of the bridge loan from $122.1 million to $129.0 million,
(ii) extension of the maturity date for the bridge loan to March 31, 1996 and extension of the maturity date for the antecedent debt to December 31, 1996,
(iii) mandatory repayment of $100.0 million of antecedent debt on September 30, 1996 and $113.3 million on December 31, 1996 and required escrow payments under the Transit reimbursement obligations upon such repayments, (iv) required repayments with the net cash proceeds from sales of certain businesses and assets, and cash collected on certain receivables and (v) the granting of stock purchase warrants to the lender banks and the bonding company. The restructuring provides that ongoing indebtedness of the Corporation to the lender banks and the bonding company be secured. On October 17, 1995, the Corporation reached an agreement to dispose of Transit by transferring substantially all of the assets, certain liabilities, all contract operations and management of Transit to Amerail. In this connection, outstanding borrowings under the two interim credit facilities extended to Transit were paid off on October 17, 1995 and the maximum borrowing amount under the bridge loan was reduced from $129.0 million to $100.0 million. Following the disposition of Transit, the Corporation remains liable for certain net cash losses resulting from Amerail's performance of contracts transferred to Amerail by virtue of the Transit Reimbursement Agreement with its bonding company. The amount owing to the bonding company under the Transit Reimbursement Agreement will not, by agreement, exceed $31.2 million. In connection with the disposition of Transit, the Corporation agreed to guarantee Amerail's reimbursement obligation to certain banks which are providing a standby letter of credit and a new credit facility up to an aggregate amount of $141.7 million to support Amerail's performance of the Metra Contract (the "Metra Guaranty"). The amount owing under the Metra Guaranty is estimated to be $80.2 million at December 31, 1995. The Corporation estimates its reimbursement obligations for such net cash losses on the Transit contracts transferred to Amerail to be $111.4 million at December 31, 1995. However, there can be no assurance that the net cash losses ultimately realized at completion of the Transit contracts transferred to Amerail will not exceed the Corporation's estimated reimbursement obligations at December 31, 1995. The

          Corporation expects negative cash flows from operations for 1996. Cash flows in 1996 will be negatively impacted by general and administrative costs and expenses in connection with its proposed recapitalization plan and stockholders' litigation, the required funding for the remainder of its fixed-price construction contract losses recognized in 1994 and 1995 and its continuing debt service including the accrued and deferred interest on its antecedent debt. On April 2, 1996, as partial consideration for the extension of the bridge loan facility from March 31, 1996 to September 31, 1996 the Corporation paid $14.4 million interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. The Corporation's repayment obligations on existing indebtedness, after having paid the outstanding balance of the bridge loan on March 29, 1996, include (i) repayment of $100.0 million of antecedent debt on September 30, 1996, (ii) repayment of the $113.3 million balance of the antecedent debt on December 31, 1996, and
(iii) the additional amounts required to be escrowed in connection with its Transit reimbursement obligations for the benefit of the bonding company and certain lender banks on such dates and to ultimately fund the remaining $31.2 million reimbursement obligation to the bonding company and the estimated amount owing on the Metra Guaranty, currently $80.2 million at December 31, 1995. Even if the Corporation has sufficient liquidity to meet its obligations prior to the maturity of its antecedent debt, the Corporation believes that further refinancings of its existing indebtedness would not be sufficient to enable the Corporation to continue as a going concern. The Corporation further believes that cash generated from operations and the proceeds from the few contemplated asset and investment sales will not be sufficient to meet its existing antecedent debt obligations and the required escrow payments under the Transit reimbursement obligations in 1996.

          On March 29, 1996, the Corporation paid the outstanding balance owing under its bridge loan facility. On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47.5 million, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14.4 million interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. See the "Short-Term Debt - New and Amended Credit Facilities" Note to Consolidated Financial Statements.

          The Corporation, which has been experiencing significant operating losses and is facing severe liquidity problems, has been discussing with certain of its secured and unsecured creditors, including holders of the Corporation's existing secured indebtedness, its bonding company, lessors in connection with certain long-term, noncancelable leases, and representatives of potential investors, alternatives to reduce or liquidate the Corporation's current and future financial debt obligations to permit the continuation of the Corporation as a going concern. These alternatives included, among other things, a number of remedies available to the Corporation, the goal of which is to alleviate the problems caused by the Corporation's excessive debt levels, debt service and certain long-term lease payment obligations, to enable the Corporation to continue to implement its revised business strategy and to help assure the Corporation's long-term viability. For that purpose, the Corporation initially presented a proposed recapitalization plan (the "Recapitalization") to certain of its secured creditors at a meeting held in February 1996, and has continued to discuss the terms of the Recapitalization with those creditors. Pursuant to the Recapitalization, the Corporation would exchange its existing secured indebtedness consisting of the antecedent debt and Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock (which initially will represent all of the outstanding common stock of the Corporation) and common stock of MK Rail representing the Corporation's 65% ownership interest in MK Rail, the Corporation's $52.2 million principal amount of its note receivable from MK Rail with interest at the prime rate (8.25% at March 31, 1996) and certain other assets. Existing stockholders and the Securities Class Actions claimants would receive new common stock purchase warrants in exchange for all the current outstanding shares of common stock and all the shares of common stock to be issued by the Corporation in settlement of the MK Securities Class Actions and MK Rail Securities Class Actions. See Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in this
Part II. The Recapitalization contemplated effecting the exchange through a partial prepackaged plan of reorganization pursuant to Chapter 11 of the United States Bankruptcy Code (prepackaged plan). The objective of a prepackaged plan under Chapter 11 would be to allow the Corporation to achieve its objectives without unanimous approval of its creditors in the shortest time possible and continue to resume operations in its recapitalized form without the full burden of debt that existed prior to the bankruptcy proceedings.

          On or about April 15, 1996, the Corporation will solicit acceptances of its Recapitalization from its impaired creditors (holders of the Corporation's existing secured indebtedness). The Recapitalization, through the prepackaged plan is designed to substantially reduce the Corporation's secured debt obligations, lessen the risk of a protracted Chapter 11 proceedings which would significantly impact the Corporation's business and create a capital structure that allows the Corporation to continue in operation and maintain and enhance its competitive position. In addition, management anticipates that the proposed prepackaged plan would also allow management to concentrate more of its time on improving the Corporation's business opportunities, rather than on managing its debt obligations.

          As of the date of this Annual Report on Form 10-K, the Corporation has not reached final agreement with its secured creditors. The final form or results of a restructuring cannot be predicted, and there can be no assurance that a restructuring can be accomplished through a prepackaged plan. Any such restructuring, if successful, would substantially dilute or eliminate the value of existing stockholders' interests. If the Corporation is unable to effect a prepackaged plan, the Corporation will be forced to evaluate other available options, which may include the commencement or continuation of a Chapter 11 case without a preapproved plan. A nonprepackaged Chapter 11 case would likely be lengthier, involve more contested issues with creditors and other parties in interest, and result in significantly increased Chapter 11 expenses for professional consultants, a negative impact on cash flow due to lack of customer confidence resulting in reduction in new contract awards, and a corresponding reduction in the consideration received by the Corporation's secured creditors and existing stockholders than would be the case with a prepackaged plan.

          The Corporation's financial statements have been prepared assuming that the Corporation will continue as a going concern. As discussed herein, the
Corporation: had substantial losses and negative cash flow from operations in 1994 and 1995, which significantly reduced stockholders' equity and resulted in a substantial accumulated deficit and working capital deficiency at December 31, 1995; and does not expect to be able to make its required debt repayments in 1996. Thus, unless the Corporation is able to effect the Recapitalization or arrange a transaction with a strategic investor, these conditions raise substantial doubt about the Corporation's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Dividends

The Corporation has not paid cash dividends since the first quarter of 1995; however, under the terms of its bank credit agreements and the applicable requirements of Delaware law, the Corporation is prohibited from paying cash dividends. The Corporation is permitted to pay cash dividends under Delaware law only (i) out of its surplus (the excess of the current assets of the Corporation over its capital) or (ii) out of the net profits of the Corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Currency Risks

In the normal course of its business, the Corporation evaluates the use of forward contracts and options to hedge, reduce or eliminate its exposure to fluctuations in foreign currencies. The Corporation does not currently have in place any such direct hedging arrangements.

Financial Accounting Standards Board Statement ("FASB Statement")

The requirements of FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of ("FAS 121"), which are effective January 1, 1996, will not have a material effect on the Corporation's financial condition or results of operations because the Corporation's current accounting policies are in compliance with the requirements of FAS 121.

          The requirements of FASB Statement 123, Accounting for Stock-based Compensation which are effective January 1, 1996 will not have a material effect on the Corporation's financial condition or results of operations because the Corporation has elected to remain with the accounting for stock-based compensation prescribed by Accounting Principles Board Opinion 25, Accounting for Stock Issued to Employees.

Outlook

Except for historical information, the material in this Outlook Section of Management's Discussion and Analysis of Financial Condition and Results of Operations is forward-looking. For the purposes of the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, actual results may differ materially due to a variety of factors including that there can be no assurance that the proposed recapitalization and financial restructuring can be accomplished at all or on the terms and conditions proposed or in a timely manner and even if a recapitalization is achieved, there can be no assurance that the existing stockholders of the Corporation will receive any recovery on their investment.

          In order to allow the Corporation to effect a bankruptcy reorganization under Chapter 11 of the United States Bankruptcy Code in the quickest and least costly manner, the Corporation will, on or about April 15, 1996, solicit accep-tances of its prepackaged plan from its impaired creditors (holders of the Corporation's existing secured indebtedness). Under a prepackaged plan, the acceptance of impaired creditors is solicited prior to filing a Chapter 11 bankruptcy reorganization pursuant to a disclosure statement. The vote of the Corporation's existing stockholders will be solicited after filing the prepackaged plan.

          Chapter 11 is the principal business reorganization chapter of the Bankruptcy Code. Under Chapter 11, a debtor may remain in possession of its assets and business and attempt to reorganize its business for the benefit of the debtor, its creditors and other parties in interest. The prepackaged plan, as proposed by the Corporation, provides for the reorganization of the Corporation's capital structure, thereby enabling the Corporation to continue operations as a viable enterprise. A reorganization of the Corporation's capital structure will be effected through an exchange of certain of the Corporation's existing secured indebtedness, consisting of the secured antecedent debt and Transit reimbursement obligations and certain long-term lease obligations, for the issuance by the Corporation of new common stock, common stock of MK Rail representing the Corporation's 65% ownership interest in MK Rail, the Corporation's $52.2 million principal amount of its note receivable from MK Rail and certain other assets. Existing stockholders and the Securities Class Actions claimants would receive new common stock purchase warrants in exchange for all of the current outstanding shares of common stock and the shares of common stock to be issued by the Corporation in settlements of the MK Securities Class Actions and MK Rail Securities Class Actions.The common stock purchase warrants would have a term of five years and would represent the right to purchase approximately 10% of the Corporation's new common stock at an exercise price that would reflect more than full recovery by the holders of the Corporation's existing secured indebtedness. Therefore, the Corporation expects that the initial market value of the new common stock will be significantly less than the exercise price of the warrants.

          No agreement has yet been reached with the Corporation's secured creditors and there can be no assurance that the proposed recapitalization and financial restructuring can be accomplished.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              At December 31, 1995
                         Pro Forma AccountingTreatment

The accompanying unaudited pro forma consolidated balance sheet at December 31, 1995 has been prepared giving effect to:

   (i) the adjustments to reflect the consummation of the proposed recapitalization plan which contemplates an exchange of the Corporation's existing secured indebtedness, consisting of the secured antecedent debt and Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock, (which initially will represent all of the outstanding common stock of the Corporation), common stock of MK Rail representing the Corporation's 65% ownership interest in MK Rail, the Corporation's $52.2 million principal amount of its note receivable from MK Rail and certain other assets, and;

   (ii) the adjustments in connection with the adoption of fresh start reporting as required by AICPAStatement of Position 90-7, including recognition of the subsequent gain on debt discharge of prepetition liabilities, the adjustments to reflect assets and liabilities at their fair values, including the recognition of the excess of reorganization value over amounts allocable to identifiable assets, elimination of the accumulated deficit in retained earnings and other transactions contemplated in connection with the proposed recapitalization plan.

          For purposes of preparing "fresh start" accounting statements as specified in the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code", the Corporation, with the assistance of its independent advisors, has estimated the reorganization value of the reorganized Corporation. This value will be allocated, based on estimated fair market values, to specific tangible or identifiable assets, and the Corporation will record an intangible asset equal to the reorganization value in excess of amounts allocable to identifiable assets. The total reorganization value includes a value attributed to common stock and the indebtedness contemplated by the reorganization but is not indicative of the trading values for those securities.

          The estimate of reorganization value is based upon, among other things, a review of the operating performance of publicly traded companies in each of the Corporation's businesses that offer services that are comparable to or competitive with the Corporation's services and the market valuation multiples of these companies. Market valuation multiples were applied to the Corporation's historical and projected financial information. The Corporation did not independently verify the information for the comparable companies considered in its valuation, which information was obtained from publicly available reports. The reorganization value takes into account, among other matters, (i) assumptions underlying the Corporation's projected financial information, (ii) the financial terms, to the extent publicly available, of certain historical acquisitions of companies whose operating businesses are believed to be reasonably comparable to certain businesses of the Corporation,
(iii) the results of discounted cash flow analyses for certain of the Corporation's businesses on a going concern basis, based on projected financial information, and (iv) other economic and industry information relevant to the operating businesses of the Corporation.

          The projected financial information was based on estimates and assumptions about circumstances and events that have not yet taken place. Such estimates and assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond the control of the Corporation, including, but not limited to, those with respect to the future courses of the Corporation's business activity. Accordingly, there will usually be differences between projections and actual results because events and circumstances frequently do not occur as expected, and those differences may be material.

          No agreement has yet been reached with the Corporation's secured creditors and there can be no assurance that the proposed recapitalization and financial restructuring can be accomplished.

          The unaudited pro forma balance sheet at December 31, 1995 is not necessarily indicative of how the Corporation's balance sheet would have been presented had the transactions actually been consummated at December 31, 1995, nor is it necessarily indicative of the presentation of the Corporation's balance sheet for any future period. The unaudited pro forma balance sheet should be read in conjunction with the accompanying audited consolidated financial statements of the Corporation and the related financial statement footnotes thereto included elsewhere in this Annual Report on Form 10-K.

                 Unaudited Pro Forma Consolidated Balance Sheet

                                            December 31, 1995      Pro Forma     December 31, 1995
(Amounts in thousands)                         Historical         Adjustments(a)     Pro Forma
- ---------------------------------------------------------------------------------------------------
ASSETS
Current assets
Cash and equivalents                           $  63,086         $      --       $ 63,086
Deferred income taxes                             10,590           (10,590)            --
Net assets of discontinued MK Rail
 operations                                       72,000           (72,000)            --
Other current assets                             339,128                --        339,128
- ---------------------------------------------------------------------------------------------------
Total current assets                             484,804           (82,590)       402,214
- ---------------------------------------------------------------------------------------------------
Investments and other assets
Other investments and assets                      87,264            (8,816)        78,448
Reorganization value in excess of amounts
 allocable to identifiable assets                     --            98,406         98,406
- ---------------------------------------------------------------------------------------------------
Total investments and other assets                87,264            89,590        176,854
- ---------------------------------------------------------------------------------------------------
Property and equipment, net                       56,092             4,300         60,392
- ---------------------------------------------------------------------------------------------------
Total assets                                   $ 628,160         $  11,300       $639,460
===================================================================================================
LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIENCY)
Current liabilities
Short-term debt                                $  37,882         $      --       $ 37,882
Liabilities subject to compromise                324,788          (324,788)            --
Other current liabilities                        354,341                --        354,341
- ---------------------------------------------------------------------------------------------------
Total current liabilities                        717,011          (324,788)       392,223
- ---------------------------------------------------------------------------------------------------
Non-current liabilities
Deferred income taxes                              8,061            (8,061)            --
Accrued postretirement benefit obligation         29,193            23,549         52,742
Accrued litigation settlements                    25,000           (25,000)            --
Other non-current liabilities                     42,577                --         42,577
- ---------------------------------------------------------------------------------------------------
Total non-current liabilities                    104,831            (9,512)        95,319
- ---------------------------------------------------------------------------------------------------
Redeemable preferred stock                            --            18,000         18,000
- ---------------------------------------------------------------------------------------------------
Stockholders' equity (deficiency)
Old common stock                                 319,060          (319,060)            --
New common stock                                      --           133,918        133,918
Accumulated deficit                             (510,147)          510,147             --
Other accounts                                    (2,595)            2,595             --
- ---------------------------------------------------------------------------------------------------
Total stockholders' equity (deficiency)         (193,682)          327,600        133,918
- ---------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity
 (deficiency)                                  $ 628,160         $  11,300       $639,460
===================================================================================================

(a) To record the settlement of liabilities subject to compromise and recognize the subsequent gain on debt discharge, cancel all prepetition ownership interests in the Corporation, record the adjustments to reflect assets and liabilities at their fair values, eliminate the accumulated deficit in retained earnings, and record other transactions contemplated in connection with the proposed recapitalization plan.

    The prepackaged plan as currently proposed would have resulted in the discharge of approximately $349.8 million of prepetition claims against the Corporation including the accrued litigation settlements through the issuance of new Common Stock to secured creditors with a book value of $133.9 million, (which initially will represent all of the outstanding common stock of the Corporation), distribution of the Corporation's 65% ownership interest in MK Rail and its note receivable from MK Rail with an aggregate carrying amount of $72.0 million and $18.0 million of redeemable preferred stock, and would have resulted in an anticipated gain on debt discharge of $125.9 million. No agreement has yet been reached with the Corporation's secured creditors and there can be no assurance that the proposed recapitalization and financial restructuring can be accomplished.

QUARTERLY FINANCIAL DATA
(Thousands of dollars except share data)
- --------------------------------------------------------------------------------
Selected quarterly financial data for each of the two years in the period ended December 31, 1995, are presented below. Computations of income (loss) per common share for each quarter and the annual period are independent.

                                                                                     Quarter
                                                                -----------------------------------------------
1995                                                               1st (a)     2nd (a)       3rd         4th         Year
- -----------------------------------------------------------------------------------------------------------------------------
Revenue                                                            $366,486    $459,209   $ 492,639   $ 390,332   $ 1,708,666

Operating income (loss) from continuing operations                    4,708      10,628     (10,849)     14,335        18,822

Loss from continuing operations                                    $(19,636)   $(10,436)  $ (37,882)  $ (11,682)  $   (79,636)
Income (loss) from discontinued operations                          (31,683)     (1,952)    (66,742)    (81,925)     (182,302)
- -----------------------------------------------------------------------------------------------------------------------------
Net loss                                                           $(51,319)   $(12,388)  $(104,624)  $ (93,607)  $  (261,938)
=============================================================================================================================
Loss per common share:
   Continuing operations                                              $(.60)      $(.31)  $   (1.15)      $(.35)       $(2.41)
   Discontinued operations                                             (.96)       (.06)      (2.02)      (2.47)        (5.52)
- -----------------------------------------------------------------------------------------------------------------------------
Net loss                                                             $(1.56)      $(.37)     $(3.17)     $(2.82)       $(7.93)
=============================================================================================================================
Market price
   High                                                              $13.00       $9.50       $9.62       $8.00        $13.00
   Low                                                                 5.62        4.75        6.00        4.00          4.00
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Quarter
                                                                -----------------------------------------------
1994                                                               1st (a)     2nd (a)       3rd         4th         Year
- ------------------------------------------------------------------------------------------------------------------------------
Revenue                                                            $449,397    $495,798    $ 590,679   $ 485,129   $2,021,003
Operating income (loss) from continuing operations                    9,349     (10,634)       9,215    (108,698)    (100,768)

Income (loss) from continuing operations                             $7,043    $(20,167)   $   3,166   $(145,740)  $(155,698)
Loss from discontinued operations                                     2,609     (20,299)      (6,367)   (169,880)   (193,937)
- ------------------------------------------------------------------------------------------------------------------------------
Net loss                                                             $9,652    $(40,466)   $  (3,201)  $(315,620)  $(349,635)
==============================================================================================================================
Income (loss) per common share:
   Continuing operations                                               $.22       $(.62)        $.10      $(4.45)     $(4.79)
   Discontinued operations                                              .08        (.62)        (.20)      (5.19)      (5.96)
- ------------------------------------------------------------------------------------------------------------------------------
Net loss                                                               $.30      $(1.24)       $(.10)     $(9.64)    $(10.75)
==============================================================================================================================
Dividends declared                                                     $.20        $.20         $.20        $.20        $.80
Market price
   High                                                              $29.12      $29.87       $21.50      $17.87       $29.87
   Low                                                                24.37       20.12        15.12       12.25        12.25
- ------------------------------------------------------------------------------------------------------------------------------
(a) Reclassified to give effect to the discontinuance of MK Rail Corporation and Transit operations.

ITEM8: FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                         INDEX TO FINANCIAL STATEMENTS

MORRISON KNUDSEN CORPORATION AND SUBSIDIARIES

   Consolidated Financial Statements as of December31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995

                                                                      PAGE(S)
  Independent Auditors' Report                                         II-19
  Consolidated Statements of Operations                                II-20
  Consolidated Balance Sheets                                      II-21, II-22
  Consolidated Statements of Cash Flow                                 II-23
  Consolidated Statements of Stockholders' Equity (Deficiency)         II-24
  Notes to Consolidated Financial Statements                       II-25 - II-44

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
Morrison Knudsen Corporation

We have audited the accompanying consolidated balance sheets of Morrison Knudsen Corporation and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedule listed in the Table of Contents at Item 14. These financial statements and the financial statement schedule are the responsibility of the Corporation's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Morrison Knudsen Corporation and subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

The accompanying consolidated financial statements have been prepared assuming the Corporation will continue as a going concern. As discussed in "Notes to Consolidated Financial Statements - Basis of Presentation and Management's Plans", the Corporation: had substantial losses and negative cash flow from operations in 1994 and 1995, which significantly reduced stockholders' equity and resulted in a substantial retained deficit and a working capital deficit at December 31, 1995; and does not expect to be able to make its required debt repayments in 1996. These conditions raise substantial doubt about the Corporation's ability to continue as a going concern. Management's plans in regard to these matters are also described in "Notes to Consolidated Financial Statements - Basis of Presentation and Management's Plans." The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Deloitte & Touche, LLP

DELOITTE & TOUCHE, LLP
Boise, Idaho
April 12, 1996

CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands of dollars except share data)
- ---------------------------------------------------------------------------------
Year Ended December 31,                 1995           1994 (a)         1993 (a)
- ---------------------------------------------------------------------------------
Revenue                            $ 1,708,666      $ 2,021,003      $ 2,329,876
Cost of revenue                     (1,689,844)      (2,121,771)      (2,269,323)
- ---------------------------------------------------------------------------------
Operating income (loss)
 from continuing operations             18,822         (100,768)          60,553
General and administrative
 expenses                              (59,243)         (33,087)         (37,358)
Interest expense                       (28,217)          (4,934)          (3,114)
Other income (expense), net             (4,408)         (19,665)          26,808
Equity in net income
 (loss) of unconsolidated
 affiliates                             23,042           11,390           (5,757)
Loss on disposition of
 investments in
 affiliates, net                       (19,738)         (15,063)              --
Gain on subsidiary sale of
 stock                                      --            1,255           10,602
Provision for litigation
 settlements                                --          (25,000)              --
- ---------------------------------------------------------------------------------
Income (loss) from
 continuing operations
 before income
taxes and minority interest            (69,742)        (185,872)          51,734
Income tax (expense)
 benefit                                (9,894)          30,894          (21,631)
Minority interests in net
 (income) loss of
 subsidiaries                               --             (720)          (1,185)
- ---------------------------------------------------------------------------------
Income (loss) from
 continuing operations                 (79,636)        (155,698)          28,918
Discontinued operations:
 Income (loss) from discontinued
  MK Rail and Transit operations,
  net of tax expense of $107 for
  1995, tax benefit of $49,359
  for 1994, and tax expense of
  $4,828 for 1993                        (7,436)       (213,972)           6,849
 Losses on disposals of
  discontinued operations, net of
  tax benefit of $10,881               (174,866)             --               --
Gain on MK Rail's sale of
 stock, net of tax expense
 of $3,994                                   --          20,035               --
- ---------------------------------------------------------------------------------
Net income (loss)                     $(261,938)      $(349,635)         $35,767
=================================================================================
Income (loss) per common share:
 Continuing operations                  $(2.41)          $(4.79)            $.93
 Discontinued operations                 (5.52)           (5.96)             .22
=================================================================================
Net income (loss)                       $(7.93)         $(10.75)           $1.15
=================================================================================
Common shares used to
 compute income (loss) per
 common share                       33,050,900       32,528,000       30,991,200
=================================================================================
Dividends declared per
 common share                              $--             $.80             $.80
=================================================================================

(a) Certain amounts reclassified to conform to 1995 financial statement presentation.

The accompanying notes are an integral part of the financial statements.

CONSOLIDATED BALANCE SHEETS
(Thousands of dollars except share data)
- ------------------------------------------------------------------------------
December 31,                                                   1995   1994 (a)
- ------------------------------------------------------------------------------
ASSETS
- ------------------------------------------------------------------------------
Current assets
Cash and cash equivalents                                   $ 63,086  $ 66,864
Accounts receivable including retentions of $16,952 and
 $32,256                                                     166,104   177,614
Unbilled receivables                                          87,902   123,189
Refundable income taxes, net                                  22,803    20,607
Investments in and advances to construction joint ventures    15,186    12,854
Deferred income taxes                                         10,590    63,885
Investments in unconsolidated affiliates held for sale        32,189        --
Net assets of discontinued MK Rail operations                 72,000   142,424
Other                                                         14,944    29,913
- ------------------------------------------------------------------------------
Total current assets                                         484,804   637,350
- ------------------------------------------------------------------------------

Investments and other assets
Securities available for sale, at fair value                  24,440    25,101
Investments in and advances to unconsolidated affiliates      51,031    71,382
Goodwill and other intangibles, net                            4,006    15,947
Other investments and assets                                   7,787    39,938
- ------------------------------------------------------------------------------
Total investments and other assets                            87,264   152,368
- ------------------------------------------------------------------------------

Property and equipment, at cost
Land and mineral rights                                       10,507    18,402
Leasehold improvements                                        60,079    84,754
Machinery and equipment                                        9,140    21,808
Construction equipment                                       132,776   187,053
- ------------------------------------------------------------------------------
Total property and equipment                                 212,502   312,017
Less accumulated depreciation                               (156,410) (198,788)
- ------------------------------------------------------------------------------
Property and equipment, net                                   56,092   113,229
- ------------------------------------------------------------------------------
Total assets                                               $ 628,160 $ 902,947
==============================================================================

(a) Certain amounts reclassified to conform to 1995 financial statement presentation.
The accompanying notes are an integral part of the financial statements.

- -------------------------------------------------------------------------------
December 31,                                                   1995        1994
- -------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
- -------------------------------------------------------------------------------
Current liabilities
Short-term and current portion of long-term debt           $ 251,226 $ 192,152
Estimated reimbursement obligations of discontinued
 Transit operations                                          111,444        --
Accounts payable including retentions of $20,076 and
 $29,348                                                     130,969   194,867
Accrued salaries, wages and benefits                          45,362    40,286
Accruals for estimated losses on uncompleted contracts        21,973    38,110
Accrued and deferred interest on antecedent debt               9,320        --
Other accrued liabilities                                     64,284    51,112
Billings in excess of costs and earnings on
 uncompleted contracts                                        63,252   104,611
Advances from customers                                       19,181    18,584
- -------------------------------------------------------------------------------
Total current liabilities                                    717,011   639,722
- -------------------------------------------------------------------------------
Non-current liabilities
Deferred income taxes                                          8,061    22,651
Deferred compensation                                         12,999    18,001
Deferred income                                               10,572    11,082
Accrued workers' compensation insurance and other
 non-current liabilities                                      19,006    11,027
Accrued postretirement benefit obligation                     29,193    26,710
Debt due after one year                                           --     7,873
Obligations and advances in excess of investment in
 Transit operations                                               --    79,438
Accrued litigation settlements                                25,000    25,000
- -------------------------------------------------------------------------------
Total non-current liabilities                                104,831   201,782
- -------------------------------------------------------------------------------
Commitments and contingencies
- -------------------------------------------------------------------------------
Minority interest in subsidiary                                   --     3,647
- -------------------------------------------------------------------------------
Stockholders' equity (deficiency)
- -------------------------------------------------------------------------------
Preferred stock, par value $.10, authorized 10,000,000
 shares, none issued
Common stock, par value $1.67, authorized 100,000,000
 shares, issued 33,692,857 and 33,490,664 shares              56,156    55,818
Capital in excess of par value                               270,661   272,594
Accumulated deficit                                         (510,147) (248,209)
Treasury stock, 454,914 and 626,434 shares, at cost           (7,757)  (11,116)
Unearned compensation - restricted stock                      (1,582)   (2,473)
Cumulative translation adjustments                            (1,578)   (8,239)
Net unrealized holding gain (loss) on securities
 available for sale                                              565      (579)
- -------------------------------------------------------------------------------
Total stockholders' equity (deficiency)                     (193,682)   57,796
- -------------------------------------------------------------------------------
Total liabilities and stockholders' equity (deficiency)    $ 628,160 $ 902,947
===============================================================================

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Thousands of dollars)
- ------------------------------------------------------------------------------------------
Year Ended December 31,                                 1995      1994 (a)    1993 (a)
- ------------------------------------------------------------------------------------------
Operating activities
Net income (loss)                                    $(261,938)  $(349,635)   $  35,767
Reconciliation of net income (loss) to net
 cash provided (used) by operating
 activities:
    Depreciation and amortization                       23,179      34,198       30,196
    Equity in net (income) loss of investees
     less dividends received                           (22,382)    (10,490)       5,973
    Results of discontinued operations and
     loss on disposal                                  182,302     213,972       (6,849)
    Gain on MK Rail's sale of stock                         --     (20,035)          --
    Provisions for (reversals of) estimated
     losses on uncompleted contracts                   (19,154)     46,083       (6,161)
    Provision for (benefit from) deferred
     income taxes                                       40,575      (9,979)       2,375
    Provisions for non-current liabilities               5,550      24,962        6,895
    Provision for litigation settlements                    --      25,000           --
    Gains on subsidiaries sales of stock                    --      (1,255)     (10,602)
    Loss on disposition of investments in
     affiliates, net                                    19,738      16,318           --
    (Gain) loss on dispositions of property             (1,675)      7,000      (14,692)
    Write-downs of investments and non-current
     assets                                             11,278      28,287           --
    Minority interests in net income of
     subsidiaries                                           --         720          572
    Cash paid to prefund workers' compensation
     liability                                              --     (44,100)          --
    Other items, net                                    13,416     (10,728)      16,786
    Change in current assets and liabilities,
     net of effects of purchases of businesses:
       Increase in working capital from
        cancelation of accounts receivable sales       (60,000)         --           --
       Accounts receivable and unbilled
        receivables                                     (4,892)     17,257      (68,325)
       Investments in and advances to
        construction joint ventures                     (6,096)     67,693         (286)
       Other current assets                              1,410      12,111       (3,998)
       Accounts payable, accrued compensation
        and other liabilities                           75,472     (53,578)       8,465
       Income taxes payable (refundable)                (2,196)      2,128       (3,398)
       Billings in excess of costs and earnings
        on uncompleted contracts                       (20,239)      8,844       52,430
       Customer advances, net                              693      17,471       (8,706)
- ------------------------------------------------------------------------------------------
Net cash provided (used) by continuing
 operating activities                                  (24,959)     22,244       36,442
- ------------------------------------------------------------------------------------------
Investing activities
Short-term investments, net                                  --          --       47,859
Property and equipment acquisitions                     (15,813)    (30,138)     (19,928)
Property and equipment disposals                          8,855      29,583        5,327
Purchase of securities available for sale               (14,187)    (24,786)          --
Proceeds from sales of securities
 available for sale                                      16,077      51,821           --
Investments in and receivables from
 unconsolidated affiliates                                 (537)    (10,992)      (2,979)
Proceeds from sales of investments in
 unconsolidated affiliates                               42,017       2,640           --
Collection of affiliate receivables                       1,195       5,413        4,013
Other investing activities, net                           8,108      (2,584)      24,832
- ------------------------------------------------------------------------------------------
Net cash provided by continuing investing
 activities                                              45,715      20,957       59,124
- ------------------------------------------------------------------------------------------
Net cash used by discontinued operations                (76,998)   (200,883)    (164,753)
- ------------------------------------------------------------------------------------------
Financing activities
Net borrowings under credit agreements and
 short-term debt                                         59,074     135,243       45,858
Borrowings of long-term debt                                 --      48,027          126
Payments of long-term debt                                   --     (12,744)        (399)
Proceeds from stock issued and other
 equity transactions                                         --         509          503
Dividends paid                                           (6,610)    (25,613)     (24,164)
- ------------------------------------------------------------------------------------------
Net cash provided by continuing financing
 activities                                              52,464     145,422       21,924
- ------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash                      --        (876)          --
- ------------------------------------------------------------------------------------------
Decrease in cash and cash equivalents                    (3,778)    (13,136)     (47,263)
Cash and cash equivalents at beginning of
 period                                                  66,864      80,000      127,263
- ------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period            $  63,086   $  66,864    $  80,000
==========================================================================================
Supplemental Disclosures of Cash Flow
 information
Interest paid                                         $  22,616   $   4,991    $   5,966
Income taxes paid (refunded), net                       (26,483)    (24,095)      23,962
==========================================================================================

(a) Certain amounts reclassified to conform to 1995 financial statement presentation.

The accompanying notes are an integral part of the financial statements.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
(Thousands of dollars except share data)

- -------------------------------------------------------------------------------------------------------------------------------
                                                 Shares of
                                               Common Stock (a)                  Capital in  Retained
                                                                        Common   Excess of   Earnings    Treasury
                                            Issued        Treasury      Stock    Par Value   (Deficit)     Stock      Other
- -------------------------------------------------------------------------------------------------------------------------------
December 31, 1992                           32,072,353   (1,432,378)   $53,453   $ 236,337   $ 116,330   $(25,959)  $ (4,390)
Net income                                                                                      35,767
Dividends declared                                                                             (24,631)
Stock issued in
        business combinations                  471,996                     787      11,653
Stock option and award plans                   153,830      365,567        254       4,260                  6,847     (3,087)
Treasury stock acquired                                     (13,373)                                         (323)
Compensation amortization                                                                                                910
Foreign currency
        translation adjustments                                                                                       (1,241)
- -------------------------------------------------------------------------------------------------------------------------------
December 31, 1993                           32,698,179   (1,080,184)    54,494     252,250     127,466    (19,435)    (7,808)
Net loss
Dividends declared                                                                             (26,040)
Stock issued in business
        combinations                           770,000                   1,283      19,012
Stock option and award plans                   109,473      380,852        186       2,646                  7,161
Reclassifications                              (86,988)      86,988       (145)     (1,314)                 1,459
Treasury stock acquired                                     (14,090)                                         (301)
Compensation amortization                                                                                              3,364
Foreign currency
        translation adjustments                                                                                       (6,268)
Unrealized holding gain (loss), net                                                                                     (579)
- -------------------------------------------------------------------------------------------------------------------------------
December 31, 1994                           33,490,664     (626,434)    55,818     272,594    (248,209)   (11,116)   (11,291)
Net loss                                                                                      (261,938)
Stock option and award plans                   202,193      198,593        338      (1,933)                 3,731
Treasury stock acquired                                     (27,073)                                         (372)
Compensation amortization                                                                                                891
Foreign currency
        translation adjustments                                                                                        6,661
Unrealized holding gain (loss), net                                                                                    1,144
- -------------------------------------------------------------------------------------------------------------------------------
December 31, 1995                           33,692,857     (454,914)   $56,156   $ 270,661   $(510,147)  $ (7,757)  $ (2,595)
===============================================================================================================================

(a) Treasury stock at December 31, 1995 included 375,144 shares held in trust for distribution under variable-price stock options.

The accompanying notes are an integral part of the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Thousands of dollars except share data)
The term "Corporation" as used in this

Annual Report includes Morrison Knudsen Corporation and its consolidated subsidiaries unless otherwise indicated.

SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation: The consolidated financial statements include the accounts of the Corporation and all of its majority-owned subsidiaries except for the accounts of McConnell Dowell Corporation Limited ("MDC"). See the "Investments in and Advances to Unconsolidated Affiliates" Note to Consolidated Financial Statements. Investments in 20 percent to 50 percent owned companies and joint ventures are accounted for by the equity method. The Corporation's proportionate share of joint-venture revenue, cost of revenue and operating income (loss) is included in the consolidated statements of operations. Intercompany accounts and transactions have been eliminated.

Use of Estimates: The preparation of the Corporation's consolidated financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and costs during the reporting periods for long-term contracts.

        The Corporation, in estimating its Transit reimbursement obligations makes significant assumptions concerning cost estimates, projected to the estimated completion dates of contracts which are in their early stages of production, for labor productivity rates, material price and usage, for interest expense on the estimated borrowings under the credit facilities extended to Amerail, additional general and administrative expenses and unabsorbed manufacturing overhead due to the anticipated absence of new work during the period of Amerail's performance of the contracts transferred to Amerail. The Corporation has no management control over Amerail and therefore must rely on financial and operating information provided by Amerail to estimate its reimbursement obligations. Due to uncertainties in the estimation process, it is at least reasonably possible that estimated costs to complete the Metra contract will be further revised in the near-term.

        The Corporation has a substantial history of making reasonably dependable estimates of the extent of progress towards completion, contract revenues, and contract costs on its long-term construction contracts. However, due to uncertainties inherent in the estimation process, it is at least reasonably possible that completion costs will be further revised in the near-term for certain major construction projects in the early stages of progress.

Recognition of Revenue: The Corporation recognizes revenue on construction contracts, including substantially all of its construction joint-venture contracts, on the percentage-of-completion method, based on the proportion of costs incurred on the contract to total estimated contract costs. Construction-management and engineering contract revenue is recognized on the accrual method.

        Revisions in uncompleted contract revenue and cost estimates are reflected in the accounting period when known. Any anticipated losses on uncompleted contracts are charged to operations as soon as they are determinable. Claims for additional contract revenue in excess of original contract price are recognized when an offer to settle has been received from the customer.

Unbilled Receivables: Unbilled receivables arise when revenues have been recorded but amounts cannot be billed under the terms of the contracts but are recoverable from customers upon various measures of performance such as quantities excavated or delivered, costs incurred, time schedules or completion of the contracts. Amounts of unbilled receivables in the balance sheets at December 31, 1995 and 1994 represent (i) unbilled amounts arising from the use of the percentage-of-completion method of accounting, (ii) incurred costs to be billed under cost-reimbursement-type contracts, or (iii) amounts arising from routine lags in billing (for example, for work completed in one month but not billed until the next month pursuant to contract terms). Substantially all the unbilled receivables at December 31, 1995, net of progress payments, if any, are expected to be collected during 1996.

Classification of Current Assets and Liabilities: The Corporation includes in current assets and liabilities amounts realizable and payable under engineering and construction contracts that extend beyond one year. Accounts receivable at December 31, 1995 include $7,337 of contract retentions, generally payable by customers on final acceptance, which amounts are expected to be collected after 1996.

        Cash advances by customers to provide a revolving fund from which to pay contract-related costs are reflected as liabilities until the contract is substantially or fully completed. The Corporation does not pay interest on customer advances.

Cash Equivalents: Cash equivalents consist of investments in highly liquid securities purchased with an original maturity of three months or less.

Credit Risks: Financial instruments which potentially subject the Corporation to concentrations of credit risks consist of cash equivalents, securities available for sale and accounts receivable and unbilled receivables.

        The Corporation by policy, limits the amount of credit exposure to any one financial institution and places the investments with financial institutions evaluated as highly creditworthy. Concentrations of credit with respect to accounts receivable and unbilled receivables are limited due to the Corporation's credit evaluation process. Historically, the Corporation has not incurred any significant credit-related losses.

Depreciation and Amortization: The cost of leasehold improvements is depreciated on the straight-line method over varying periods not in excess of applicable lease terms. The cost of construction equipment (less salvage values of up to 20%) is depreciated on the straight-line method over periods from five to 10 years. Certain construction specialty equipment is depreciated using the units-of-production method and may have salvage values which exceed 20% of original cost. The cost and accumulated depreciation of property and equipment disposals are removed from the accounts, and gains or losses are reflected in the results of operations of the period in which the transaction is completed.

Goodwill and Other Intangibles: Goodwill, cost in excess of the net assets of businesses acquired, is amortized on the straight-line method over periods not exceeding three years. Cost of patents is amortized on the straight-line method over their useful lives or the date of their expiration. In periods subsequent to purchase acquisitions giving rise to goodwill or other intangible assets, the Corporation periodically evaluates the existence or extent of an impairment of the unamortized amounts. Accumulated amortization of intangibles at December 31, 1995 was $4,906.

Foreign Currency Translation: The functional currency for the majority of the Corporation's foreign operations is the applicable local currency. Translation from the applicable foreign currencies to U.S. dollars is performed for asset and liability accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. Gains or losses, net of applicable deferred income taxes, resulting from such translation are deferred as a separate component of stockholders' equity (deficiency)until disposition or substantial disposition of the investment. Gains or losses resulting from foreign currency transactions are included in the results of operations of the period in which the transaction is completed.

Income Taxes: Deferred income tax assets and liabilities are recognized for the effects of temporary differences between the financial statement carrying amounts and the income tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. In addition, future tax benefits, such as net operating loss carryforwards are recognized currently to the extent such benefits are more likely than not to be realized as an economic benefit in the form of a reduction of income taxes in future years.

Investments in Debt and Equity Securities: The Corporation classifies investments in equity securities that have readily determinable fair values and all investments in debt securities into three categories at the time of purchase and re-evaluates such designation as of each balance sheet date. Equity and debt securities not classified as trading securities nor as held-to-maturity securities are classified as available-for-sale securities in the balance sheets. Unrealized holding gains and losses are reflected as a separate component of stockholders' equity (deficiency).

Derivatives: Gains and losses on hedges of existing assets or liabilities are included in the carrying amounts of those assets or liabilities and are ultimately recognized in the results of operations as part of those carrying amounts. Gains and losses related to qualifying hedges of firm commitments or anticipated transactions also are deferred and recognized in the results of operations or as adjustments of carrying amounts when the hedged transaction occurs.

Valuation of Carrying Amounts of Investments: When the Corporation decides to sell an investment in a consolidated subsidiary or an unconsolidated affiliate, and the carrying amount of the investment exceeds its estimated recovery value, the Corporation accrues an expected loss on disposition. The Corporation determines estimated recovery value based on the best information available in the circumstances.

Accounting for Divestitures: At the time the Corporation commits to a formal plan to dispose, whether by sale or abandonment, of a component of the Corporation whose operations represent an entire line of business or an entire class of customer, (the "measurement date") it reports the disposal of such a segment in the discontinued operations format as required under Accounting Principles Board Opinion No. 30 ("APB 30"). APB 30 provides for separate disclosure in the statement of operations of the amount, net of any applicable income taxes, of (i) the results of discontinued operations prior to the measurement date, (ii) the gain (loss) from disposal of the business segment, including estimated future income (loss) from discontinued operations during the period from the measurement date to expected time of disposal (the "phase-out period") and (iii) expenses directly associated with the decision to dispose. Any income accrued for the phase-out period is limited to the loss on disposal of the assets of the segment and accrued costs directly associated with the decision to dispose, any excess income is recognized when realized at the time of disposal. If a gain is expected from disposal of a segment, including estimated future income from discontinued operations during the phase-out period, the

Corporation recognizes such gain when earned. In addition, the Corporation segregates the net assets and liabilities (current and non-current) related to the discontinued segment in the balance sheet following the measurement date and in the balance sheets of periods ended prior to the measurement date.

Income (Loss) Per Share: Income (loss) per share are computed based on the weighted average number of shares outstanding plus the dilutive effect of shares issuable upon assumed exercise of stock options and stock purchase warrants, reduced by the shares which could be purchased with the assumed proceeds from such exercise, if dilutive.

STATEMENTS OF FINANCIAL ACCOUNTING STANDARDS

The Financial Accounting Standards Board has issued Statement No. 121 Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of ("FAS 121") and Statement No. 123 Accounting for Stock-Based Compensation ("FAS 123"). The requirements of both FAS 121 and 123 are effective January 1, 1996.

        FAS 121 requires that long-lived assets and certain identifiable intangible assets to be held and used be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable and that long-lived assets and certain identifiable intangibles held for disposal be reported at the lower of their carrying amount or fair value less the cost to sell. Adoption of FAS 121 will not have a material effect on the Corporation's financial position or results of operations because the Corporation's current accounting policies are in compliance with the requirements of FAS 121.

        FAS 123 defines a fair value based method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all their employee stock compensation plans. However, FAS 123 also allows an entity to continue to measure periodic compensation cost for its stock compensation plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion 25 Accounting for Stock Issued to Employees. The Corporation has elected to remain with the accounting in APB Opinion 25, however, it will make pro forma disclosures of net income and income per share beginning in 1996 as if the fair value based method of accounting had been applied.

BASIS OF PRESENTATION AND MANAGEMENT'S PLANS

The Corporation's accompanying consolidated financial statements have been prepared on the basis that it will continue as a going concern, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. There are certain conditions that raise substantial doubt about the Corporation's ability to continue as a going concern:

 . The Corporation incurred losses from continuing operations of $79,636 and $155,698 for the years ended December 31, 1995 and December 31, 1994, respectively. The Corporation reported a net loss of $261,938 for the year ended December 31, 1995 and a net loss of $349,635 for the year ended December 31, 1994, including losses from discontinued MK Rail and Transit operations of $182,302 and $193,937, in 1995 and 1994, respectively.

 . Net cash used by the Corporation's continuing operating activities was $24,959 for the year ended December 31, 1995. Net cash used by the discontinued MK
  Rail and Transit operating activities was $76,998and $200,883 for the years ended December 31, 1995 and December 31, 1994, respectively.

 . At December 31, 1995, the Corporation had a stockholders' deficiency of $193,682which included an accumulated deficit of $510,147.

 . At December 31, 1995 the Corporation had a working capital deficiency of $232,207.

 . The Corporation expects negative cash flow from operations in 1996.

 . The Corporation does not expect to make the required debt repayments of its antecedent debt and required escrow payments under its Transit reimbursement obligations.

        The Corporation's ability to continue as a going concern is dependent upon the Corporation successfully obtaining relief from its antecedent debt and Transit reimbursement obligations and returning the Corporation to profitable operations. In this connection, the Corporation intends:

 . Through its proposed Recapitalization plan to effect an exchange of its antecedent debt, Transit reimbursement obligations and certain long-term lease obligations for a new issue of the Corporation's common stock and common stock of MKRail representing the Corporation's 65% ownership interest in MKRail, the Corporation's $52,200 principal amount of its note receivable from MKRail with interest at the prime rate (8.25% at March 31, 1996) and certain other assets.

 . Continue to obtain new, profitable contracts and to generate positive cash flows from continuing operations.

        The results of these plans cannot be predicted and no assurance can be given that the proposed Recapitalization and operating plans will be successful. The Corporation is also unable to determine if such Recapitalization can be accomplished through a prepackaged plan pursuant to Chapter 11 of the United States Bankruptcy Code or whether a protracted Chapter 11 proceeding would be required. Any such recapitalization, if successful, will substantially dilute or eliminate existing stockholders' interests.

CHANGES IN BUSINESS

Discontinued Transit Operations and Reimbursement Obligations: In July 1995, the Corporation committed to dispose of Transit and on October 17, 1995, the Corporation reached an agreement to transfer substantially all of the assets, certain liabilities, all contract operations and management of Transit to American Passenger Rail Car Company, L.L.C. ("Amerail") a newly-formed company wholly-owned by persons not affiliated with the Corporation. Amerail has managerial authority over its operations including the completion of all of the Transit contracts transferred to Amerail. The Corporation cannot exercise any control over the management of Amerail and the execution of the contracts transferred to Amerail. The Corporation has accounted for the disposition of Transit as a discontinued operation, and the consolidated financial statements for prior periods have been reclassified to present Transit as a discontinued operation. In connection with the disposition of Transit, the Corporation recorded a $95,772 million loss for the year ended December 31, 1995, without providing future tax benefits. The loss includes (i) a $3,630 million loss from operations for the six month period ended June 30, 1995, the effective date of disposal, (ii) $85,462 million provision for the Corporation's estimated reimbursement obligations for the net cash losses resulting from Amerail's performance of certain transit car contracts transferred to Amerail, and (iii) $6,680 million accrual for transaction costs and employee severance and benefits costs associated with the decision to dispose.

        The Corporation remains liable for certain net cash losses resulting from Amerail's performance of contracts transferred to Amerail. In this connection, the Corporation agreed to guarantee Amerail's reimbursement obligation to certain banks which are providing a standby letter of credit and credit facility up to an aggregate amount of $141,700 to support the performance of the contract with the Illinois Commuter Rail Division of the Regional Transit Authority d/b/a Metra/Metropolitan Rail ("Metra Contract") transferred to Amerail. The Corporation has estimated its reimbursement obligation for such net cash losses of the Metra Contract to be $80,195 at December 31, 1995. The Corporation's reimbursement obligation to certain banks which are providing the standby letter of credit and the new credit facility to support the performance of the Metra Contract is governed by the Metra Guaranty.

        The Corporation also agreed to reimburse its bonding company for the surety's future losses up to a maximum of $31,249 on the payment and performance bonds supporting the performance of the existing manufacturing and refurbishing contracts with various transit agencies, other than the Metra Contract, ("Non-Metra Contracts") transferred to Amerail. The Corporation's reimbursement obligation to its bonding company for the surety's future losses on the Non-Metra Contracts is governed by a reimbursement agreement (the "Transit Reimbursement Agreement"). Accordingly the Corporation has reflected the reimbursement obligations totaling $111,444 as a current liability on the accompanying consolidated balance sheet at December 31, 1995.

        The Corporation's estimate of the reimbursement obligation for the Metra Contract includes anticipated costs, projected to the estimated completion date of the Metra Contract, for interest expense on the estimated outstanding borrowings under the credit facility extended to Amerail for completion of the Metra Contract, additional general and administrative expenses and unabsorbed manufacturing overhead due to the anticipated absence of new work during the period of Amerail's performance of the Metra Contract. The Corporation has recognized its reimbursement obligation through the estimated final completion of the Metra Contract based upon the best information available, which includes financial and operating information provided by Amerail, over which the Corporation has no control. However, there can be no assurance that the net cash losses ultimately realized at completion of the Metra Contract will not exceed the Corporation's estimated reimbursement obligation at December 31, 1995.

        The Corporation's repayment obligation under the Transit Reimbursement Agreement is governed by a Distribution Agreement among the Corporation, the bonding company and the agent for the antecedent debt (the "Distribution Agreement"). Under the Distribution Agreement, the amount owing to the bonding company under the Transit Reimbursement Agreement becomes subject to a maximum of $31,249, and becomes payable 90 days after the date the last rail car is accepted by a transit agency which is estimated to be 1998. Prior to this date, however, the Distribution Agreement requires certain amounts to be placed in escrow for the benefit of the bonding company to cover such future payment of the ultimate amount owing under the Transit Reimbursement Agreement. These escrow requirements are tied to when (i) dispositions of assets are made requiring payments to be made on account of antecedent debt and (ii) payments are made on account of antecedent debt.

        The Corporation's repayment obligation under the Metra Guaranty (estimated at $80,195 at December 31, 1995) is subject to the terms and conditions of the Amended and Restated Override Agreement dated as of October 10, 1995 ("Override Agreement") governing the repayment of the remainder of the Corporation's antecedent debt. Optional and mandatory payments under the Override Agreement, in addition to repaying funded antecedent debt, are escrowed on account of the contingent Metra Guaranty repayment obligation and other contingent antecedent debt obligations until, among other things, such amount becomes fixed and liquidated.

        Summary results of operations of Transit for the six months ended June 30, 1995 (the effective date of disposition) and the year ended December 31, 1994 follows:

                            Six Months Ended         Year Ended
Results of Operations        June 30, 1995        December 31, 1994
Revenue                       $216,539                $ 114,759
Operating loss                  (3,630)                (224,377)

Discontinued MKRail Corporation Operations: In March 1995, the Corporation adopted a plan to dispose of its 65% ownership interest in MKRail Corporation and has accounted for the planned divestiture of MK Rail as a discontinued operation, and the accompanying consolidated financial statements have been reclassified to report the net assets and the results of operations of MKRail separately. Consolidated financial statements for prior periods have been reclassified to present MK Rail as a discontinued operation. In connection with its decision to sell MKRail, the Corporation recorded an $86,530 net loss for the year ended December 31, 1995 after providing a net tax benefit of $10,774. The loss includes (i) a $3,806 net loss from operations for the three month period ended March 31, 1995, the measurement date, and (ii) $82,724 loss from disposal including $18,081 loss from discontinued operations of MK Rail and $64,643 loss provision to write-down the Corporation's carrying amount of its investment in and note receivable from MK Rail to their estimated net realizable values (without providing future tax benefits) based upon the best information available in the circumstances. However, there can be no assurance that the net proceeds realized by the Corporation from the sale of its investment in and accounts receivable from MK Rail will not be less than the estimated recovery value assumed at December 31, 1995.

          Summary results of operations of MK Rail for the two years in the period ended December 31, 1995, follows:

- --------------------------------------------------------------------------------
Results of Operations
Year Ended December 31,             1995 (1)    1994 (2)
- --------------------------------------------------------------------------------
Revenue                             $263,718    $368,537
Operating loss                       (51,113)    (49,977)
Net loss                             (40,414)    (42,793)
================================================================================
Corporation's share of net loss     $(21,887)   $(27,815)
================================================================================

  (1) MK Rail's results of 1995 operations were adversely impacted by $40,838 of pretax charges consisting of (i) $20,273 to exit the high-horsepower locomotive business, including the write-down of its completed locomotives and raw material inventories, and a provision for anticipated losses in connection with current locomotive lease obligations, (ii) $9,570 to write-down its manufacturing facility and equipment in Mountaintop, Pennsylvania, to their estimated net realizable values because the Mountaintop facility represented excess capacity and was no longer a core asset, (iii) $7,064 to write-down the carrying amounts of a majority of its owned locomotives in its lease fleet to their estimated net realizable values, including a provision for anticipated losses on the leased locomotives in contemplation of the eventual sale of its lease fleet, (iv) $2,849 to recognize a write-down on the sale of its Australian operations prior to transferring its ownership interest to the Corporation and (v) $1,082 provision for contract losses and stockholder's litigation costs.

  (2) MK Rail's results of 1994 operations were adversely impacted by $39,216 of pretax charges consisting of (i) $12,418 for aggregate losses on uncompleted locomotive remanufacturing contracts, (ii) $11,060 to write-off investments in affiliates in connection with MKRail's decision to dispose of its Argentine affiliates, (iii) $8,398 provision for noncancelable purchase commitments of research and development services under contract, and anticipated future losses on prospective leases of new high-horsepower locomotives, stemming from MK Rail's decision to curtail its ongoing activities in new locomotive manufacturing and technology and (iv) $7,340 provision primarily for legal expenses in connection with MKRail stockholder's litigation.

          The assets and liabilities of MK Rail, adjusted to give effect to the estimated fair value of the Corporation's ownership interest therein, have been segregated on the accompanying consolidated balance sheets atDecember 31, 1995 and December 31, 1994. Such amounts are summarized as follows:

- --------------------------------------------------------------------------------
December 31,                                      1995       1994
- --------------------------------------------------------------------------------
Cash and cash equivalents                       $  5,696   $ 12,459
Accounts receivable and unbilled receivables      43,934     46,068
Inventories                                       99,459    116,526
Other current assets                               2,903      8,119
Property and equipment, net                       61,587     71,426
Deferred income taxes                             28,363     19,171
Goodwill and other intangibles, net               31,575     29,511
Prepaid lease cost                                 7,182      8,017
Short-term and current portion
           of long-term debt                     (60,825)    (2,776)
Accounts payable and accrued liabilities         (51,780)   (66,693)
Debt due after one year                           (7,198)   (38,091)
Other non-current liabilities                    (10,901)   (19,646)
Minority interests                               (35,083)   (41,667)
Cumulative translation losses                      5,223         --
Accrual for estimated loss on disposal           (48,135)        --
- --------------------------------------------------------------------------------
Net assets of discontinued operations           $ 72,000   $142,424
================================================================================

MK Rail Intercompany Agreements: On June 15, 1995, the Corporation entered into an agreement with MKRail regarding the amount of intercompany indebtedness owed by MKRail to the Corporation and certain other matters. The agreement resulted in the Corporation reducing its receivable from MKRail through a capital contribution of $29,500. The remaining balance of $52,200 was converted into a promissory note, with interest at the prime rate, due in 2000 with earlier repayments under certain default and change-of-interest conditions. The outstanding balance of the promissory note is due and payable in full upon the acquisition of all of the common stock or substantially all of the assets of MK Rail by a third party. The estimated loss on disposition of MK Rail recognized in the consolidated statements of operations includes the effects of this additional capital contribution to MK Rail and the adjustment to realized value upon the sale of MK Rail's promissory note subsequent to December 31, 1995. The Corporation, in connection with its proposed reorganization plan, has proposed to exchange the $52,200 principal amount of its MKRail promissory note and accrued interest thereon, together with other consideration for the Corporation's existing secured indebtedness.

SECURITIES AVAILABLE FOR SALE AND WORKERS' COMPENSATION LIABILITY

The Corporation had a portfolio of securities available for sale at December 31, 1995 which consisted primarily of foreign government bonds held for unspecified periods of time and sold to meet liquidity needs as part of the Corporation's self-insured risk management programs, principally workers' compensation liabilities. Maturities of debt securities in the portfolio at December 31, 1995 follows:

- --------------------------------------------------------------------------------
December 31,                                1995
- --------------------------------------------------------------------------------
                                            Fair
Due in                                 Value    Cost
- --------------------------------------------------------------------------------
1996                                  $ 8,900  $ 8,900
1997 - 2000                            12,166   11,772
2001 - 2005                             3,374    3,203
- --------------------------------------------------------------------------------
Totals                                $24,440  $23,875
================================================================================

          Gross unrealized holding gains and losses at December 31, 1995, were $588 and $23, respectively. The change in net unrealized holding gain from January 1, 1995 to December 31, 1995 was a $1,144 net unrealized holding gain. During 1995, the Corporation sold $15,978 of debt securities from the portfolio which resulted in $16,077 of net cash proceeds, $108 of realized gains and $9 of realized losses based upon specific identification of the debt securities sold.

          In March 1994, the Corporation and an insurance company entered into an agreement under which the Corporation novated its reinsurance agreements and prefunded its estimated $53,829 self-insurance liability for workers' compensation claims incurred through March 31, 1994 with cash of $44,100. The Corporation recorded a deferred gain of $9,729 on the transaction. The Corporation recognizes the deferred gain over the period of the outstanding liability beginning January 1994, based on the proportion of cumulative claims paid, to the total estimated liability for claims. The Corporation continues to self-insure for additional workers' compensation losses through its captive insurance subsidiary and reinsurance agreements with outside insurers. The unamortized deferred gain of $5,646 is included in the accompanying balance sheet at December 31, 1995 under the caption "Deferred income".

CONSTRUCTION JOINT VENTURES

The Corporation has from time to time entered into a number of partnership arrangements with other contractors commonly referred to as ''joint ventures''. Construction joint ventures frequently have a short life span, since they are designed and created for the sole purpose of bidding on, negotiating for, and completing one specific project and are liquidated when the projects are completed. The number of joint ventures in which the Corporation participates and the size, scope and duration of the projects vary between periods. Specific joint ventures change from period to period, and the comparability of the following summary financial information between periods may not be meaningful. The following table presents summarized financial information of the construction joint ventures on a combined 100 percent basis.

- --------------------------------------------------------------------------------
Financial Position
December 31,                                  1995              1994
- --------------------------------------------------------------------------------
Cash and cash equivalents                    49,781         $ 124,627
Other current assets                         65,781           143,521
Non-current assets                           22,112            19,365
Property and equipment, net                  67,038            32,299
Advances from customers                     (16,197)          (88,214)
Other current liabilities                  (161,066)         (213,295)
- --------------------------------------------------------------------------------
Net assets                                $  27,449         $  18,303
================================================================================
Corporation's investment in and advances
  to construction joint ventures          $  15,186         $  12,854
================================================================================

- --------------------------------------------------------------------------------
Results of Operations
Year Ended December 31,              1995              1994         1993
- --------------------------------------------------------------------------------
Combined joint ventures, net
           Revenue                $ 748,026       $ 1,026,702    $1,025,376
           Cost of revenue         (695,985)       (1,057,888)     (985,314)
- --------------------------------------------------------------------------------
Operating income (loss)           $  52,041       $   (31,186)   $   40,062
================================================================================
Corporation's share, net
           Revenue                $ 289,405       $   331,866    $  485,393
           Cost of revenue         (264,764)         (359,420)     (465,301)
Operating income (loss)           $  24,641       $   (27,554)   $   20,092
================================================================================

INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

The following table presents summarized financial information of the unconsolidated affiliated companies accounted for by the equity method on a combined 100 percent basis. Amounts presented include the accounts of the following individually significant investees (the Corporation's ownership interests therein are shown parenthetically): AmerBank (29.5%); Westmoreland Resources, Inc. (24%); MIBRAG mbH (33%); McConnell Dowell Corporation, Limited ("MDC") (62.8%) and Morrison Knudsen of Australia ("MKA") (100%). The summary financial position presented at December 31, 1994, and the summary results of operations for each of the three years in the period ended December 31, 1995 include the accounts of MK Gold Company until its disposition in June 1995. Because of the Corporation's decision to dispose of its investments in AmerBank and

MDC, the carrying amounts of the Corporation's investments therein are included in the accompanying balance sheet at December 31, 1995 under the caption "Investments in unconsolidated affiliates held for sale". The Corporation, unsuccessful in its search for potential buyers for the assets and/or business of MKA, wrote-off its $2,362 investment in MKA at December 31, 1995. See the "Dispositions of Investments in Affiliates - Dispositions in 1995" Note to Consolidated Financial Statements.

- --------------------------------------------------------------------------------
Financial Position
December 31,                                  1995        1994
- --------------------------------------------------------------------------------
Current assets                             $ 618,701   $(446,260
Non-current assets                           754,462     494,560
Current liabilities                         (274,537)   (241,174)
Long-term debt                              (211,331)    (75,455)
Other non-current liabilities               (665,662)   (440,987)
- --------------------------------------------------------------------------------
Net assets                                 $ 221,633   $(183,204
================================================================================
Corporation's investment in
 and advances
   to unconsolidated affiliates            $  51,031   $  71,382
Investments in unconsolidated affiliates
           held for sale                   $  32,189   $      --
================================================================================

Results of Operations
Year Ended December 31,             1995        1994       1993
- --------------------------------------------------------------------------------
Revenue                        $ 730,279   $ 614,131   $199,110
Operating income                  83,575      77,769      4,046
Net income (loss)                 62,542      79,259     (2,734)
================================================================================
Corporation's equity in net
  income (loss) of
  unconsolidated affiliates    $  23,042(1) $ 11,390    $(5,757)(2)
================================================================================

  (1) The increase in the Corporation's equity in the net income of investees in 1995 is due to the recognition of its $10,820 proportionate share of MDC's net income for the year 1995. Because of the Corporation's decision to sell its ownership interest in MDC, the Corporation has accounted for its investment in MDCduring 1995 by the equity method. See the "Subsequent Events - McConnell Dowell Corporation, Limited" Note to Consolidated Financial Statements.

  (2) The Corporation recognized a net loss from its investee's operations in 1993 primarily because of $4,600 combined net losses of Joy MK Projects Company, then a 50% owned unconsolidated affiliate, and MDC, then a 48.9% owned unconsolidated affiliate. Joy MK Projects Company became a wholly-owned subsidiary in April 1993 and MDC became a majority-owned consolidated subsidiary in June 1993.

  The carrying amount of the Corporation's 29.5% ownership interest in AmerBank at December 31, 1995 was $5,389. The carrying amount of 796,535 shares of AmerBank's common stock held for sale by the Corporation was approximately equal to the fair market value of AmerBank's publicly traded stock, based on published market prices at December 31, 1995.

  The Corporation received dividends from unconsolidated affiliates of $660, $900 and $216 in 1995, 1994 and 1993, respectively.

  The Corporation's consolidated accumulated deficit at December 31, 1995 includes $30,527 of accumulated undistributed earnings of its unconsolidated affiliates accounted for by the equity method.

  Effective January 1, 1994, the Corporation and two nonaffiliated investors acquired majority ownership of MIBRAG mbH from the German government. The Corporation, through its wholly-owned German subsidiary Morrison Knudsen Deutschland ("MKD"), has an agreement to provide mine planning, engineering and related services to MIBRAG mbH. In the fourth quarter of 1995, the Corporation recognized $14,000 of mining service fees. Representing income earned during the year 1994 and 1995 from providing mine planning, engineering and related services to MIBRAG mbH. But because of restrictions on repatriation of funds imposed as a consequence of German government loan guarantees of MIBRAG mbH's current and future indebtedness, the Corporation, pursuant to the terms of the purchase agreement with the German government, was precluded from realizing the full amount of the fees during the periods when they were earned. In December 1995, an agreement was reached between MIBRAG mbH, certain outside investors and the German government under which agreement MIBRAG mbH made a capital contribution of certain productive power plant assets to a limited partnership ("partnership") and the outside investors contributed cash to the partnership in exchange for a 99% interest in the partnership and rights to receive certain tax depreciation benefits accruing to MIBRAG mbH. The addition of cash by the outside investors effectively reduced MIBRAG mbH's future financing requirements. The German government, in consideration for a reduction in its loan guarantees, has, among other things, agreed to lift the restrictions on payment of mining services fees by MIBRAG mbH to the Corporation and in addition, lift limitations on any future payment of dividends by MIBRAG mbH. The Corporation anticipates that it will continue to both recognize and realize the mining services fees in future periods.

DISPOSITIONS OF INVESTMENTS IN AFFILIATES

Dispositions in 1995

Write-off of Investment in Morrison Knudsen of Australia ("MKA"): The Corporation, unsuccessful in its search for potential buyers for the assets and/or business of MKA, decided to discontinue its financial support for MKA and, effective December 31, 1995, wrote-off its $2,362 investment in MKA.

Sale of MK Investments, Inc. (North Pacific construction operations)("MKI"): On September 22, 1995, the Corporation completed the sale of certain MKI net assets and operations for $17,100 cash. In the first six months of 1995, the Corporation recognized a provision of $8,836 to write-down the carrying amount of its 100% investment in MKI to its estimated recovery value based on preliminary negotiations with the buyer. Pre-closing negotiations between the Corporation and the buyer resulted in the retention by the Corporation of certain MKI net assets and operations, resulting in a $716 reduction of the previously accrued $8,836 write-down or a net realized loss on disposal of $8,120.

Sale of Western Aircraft, Inc. ("Western"): On July 21, 1995, the Corporation sold its 100% ownership interest in Western for $4,900 cash which approximated the Corporation's carrying amount of its investment in Western.

Sale of Investment in MK Gold Company ("MKGold"): On June 6, 1995, the Corporation sold its 46.4% ownership interest in MKGold for $22,500 cash. As a condition to the purchase of the shares, the buyer acquired MKGold's $20,000 bank credit facility and released the Corporation from its guarantee obligations under the facility. The Corporation recognized a loss on disposal of $9,256.

Dispositions in 1994

Write Off of Investment in Texas TGV Corporation ("Texas TGV"): Texas TGV was awarded a franchise in May 1991 to finance, construct and operate a high speed rail system in Texas. Because Texas TGVfailed to provide equity financing by December 31, 1993 as required under the franchise agreement and since its efforts to extend the deadline or to negotiate amendments to the franchise agreement with the Texas High Speed Rail Authority in early 1994 were unsuccessful, the Corporation abandoned the project and wrote-off its $13,828 investment in Texas TGV in June 1994. In December 1994, the Corporation recognized a pretax gain of $1,125 from the sale of substantially all of its ownership interest in Texas TGV.

Sale of Interest in Strait Crossing Development, Inc. ("SCDI"): In October 1993, SCDI, a 45% owned unconsolidated subsidiary, entered into a development agreement with the government of Canada to design, construct and operate for 35 years an 8.4 mile long toll bridge linking the Atlantic Provinces of New Brunswick and Prince Edward Island. In 1994, the Corporation entered into an agreement to sell a portion of its ownership interest in SCDI to a third party for $1,301 cash and a $3,576 note receivable with interest at 7% per annum, due and payable on the earlier of the date of final completion of the toll bridge or May 31, 1998. The sale decreased the Corporation's ownership interest in SCDI from 45% to 36%. The Corporation recorded a pretax gain of $4,877 on the change of interest. See the "Subsequent Events - Strait Crossing Development, Inc." Note to Consolidated Financial Statements.

Sale of Investments in Development Stage Companies: In December 1994, the Corporation recognized a $7,237 pretax charge to operations representing its $1,600 investment in and $5,637 of expected losses for loan guarantees for two development-stage, non-core businesses. The Corporation decided to discontinue its financial support for Beacon Light, a manufacturer of light enhancement products, and dataCACHE, a computer software company.

          In February 1995, dataCACHE was sold and the Corporation received $500 cash for its ownership interest and the rights to receive future product royalties, if any, up to $12,000. The $500 cash proceeds were applied towards the outstanding balance of the guaranteed loan. The $2,832 outstanding balance of the guaranteed loan was included in the Corporation's antecedent debt at December 31, 1995.

          On June 2, 1995, the Corporation sold its ownership interest in Beacon Light for $1,000 cash and applied the $1,000 proceeds to pay down the outstanding balance of the guaranteed loan. The $1,639 outstanding balance of the guaranteed loan was included in the Corporation's antecedent debt at December 31, 1995.

SHORT-TERM DEBT

Short-term debt at December 31, 1995 and 1994 consisted of the following:

- --------------------------------------------------------------------------------
December 31,                                                 1995      1994
- --------------------------------------------------------------------------------
Antecedent debt, interest rates of 8.5% at
 December 31, 1995, 6.5% at December 31, 1994              $213,344  $139,000
Bridge loan, interest rates of 11.5% at
 December 31, 1995, 6.7% at December 31, 1994                37,882    12,100
Unsecured borrowings, principally
 of foreign subsidiaries, interest rates
 of 6.4% to 10.5%                                                --    21,287
Commercial paper, interest rate of 6.1%                          --    19,765
- --------------------------------------------------------------------------------
Total short-term debt                                      $251,226  $192,152
================================================================================

          The weighted average interest rates on short-term borrowings outstanding at December 31, 1995 and 1994 were 9.0% and 6.6%, respectively.

Credit Facility: On April 11, 1995, the Corporation and certain lender banks entered into a Credit Facility under which the lender banks provided a bridge loan of $110,000. The Credit Facility included establishment of $50,000 in new borrowing capacity and absorption of a then existing $60,000 accounts receivable purchase agreement. The Credit Facility also waived until May 31, 1995, non-compliance with various financial covenants under the antecedent debt agreement.

          On April 25, 1995 the Credit Facility was amended to include an additional accounts receivable facility of $12,100. The $122,100 outstanding under the Credit Facility was due and payable on May 31, 1995.

          Effective June 1, 1995, the Credit Facility was amended to (i) extend the bridge loan termination date and the waivers from May 31, 1995 to July 31, 1995 and (ii) require the Corporation to repay $31,200 of the bridge loan by July 31, 1995. The Corporation repaid $31,200 prior to June 30, 1995.

New and Amended Credit Facilities: On August 10, 1995, the Corporation, its bank lenders and sureties agreed as of July 31, 1995 to a restructuring of the Corporation's existing indebtedness and provided for an increase in the amount of the bridge loan from $122,100 to $129,000. In addition, the restructuring in contemplation of the planned divestiture of Transit, provided for the establishment of interim credit facilities, expiring September 1, 1995, to advance funds to Transit of up to approximately $50,000 with interest at the prime rate to finance its operations in connection with the Transit contracts.

          On October 17, 1995, the Corporation reached an agreement to dispose of Transit. In connection with the disposition of Transit (i) outstanding borrowings under the two interim credit facilities to fund Transit's operations were paid off on October 17, 1995 and (ii) the maximum borrowing amount under the bridge loan was reduced from $129,000 to $100,000. Outstanding borrowings under the bridge loan were subject to interest at the prime rate plus three percent per annum (11.25% at March 31, 1996) and were due and payable on March 31, 1996. On March 29, 1996 the Corporation paid the outstanding balance owing under the bridge loan.

          On March 31, 1996, the Corporation and certain of its secured creditors agreed to amend certain terms and conditions of the bridge loan facility, which expired on March 31, 1996. The amendments to the bridge loan facility included, among other things, establishment of a new borrowing capacity of $47,500, and extension of its termination date to September 30, 1996. Outstanding borrowing under the amended bridge loan facility will be subject to interest at the prime rate plus one and one-half percent per annum (9.75% at March 31, 1996) due and payable on the last day of each month and on September 30, 1996.

          Under the restructuring agreements, the antecedent debt was secured by security interests and mortgages on substantially all of the assets of the Corporation and certain of its subsidiaries. The restructuring agreements permit the deferral of principal payments on the antecedent debt from July 1, 1995 until December 31, 1996, except, the Corporation is required to repay $100,000 on September 30, 1996 plus interest and periodic bank fees accrued to that date. Outstanding borrowings under the antecedent debt bear interest at the prime rate (8.5% at December 31, 1995). Interest accrued on outstanding borrowings after July 1, 1995, was allowed to be deferred and paid in six equal monthly installments, together with accrued interest thereon at the prime rate on the unpaid interest, commencing April 30, 1996 unless repaid with optional principal prepayments. The Corporation had deferred $9,320 of accrued interest payable on antecedent debt in the accompanying consolidated balance sheet at December 31, 1995. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14,427 interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996.

          In addition to the required $100,000 repayment under the antecedent debt at September 30, 1996 and $113,344 on December 31, 1996, the restructuring agreements also provide for (i) optional prepayments and (ii) mandatory prepayments. The Corporation may, at its option, prepay at any time all or part of the amount outstanding under the antecedent debt. The Corporation must prepay any prepayments or repayments received by the Corporation on the $52,200 note receivable from MKRail, net cash proceeds from the sales of certain businesses and assets currently held for sale, and any tax refunds received.

          As of July 31, 1995, the Corporation, in connection with the new and amended credit facility, granted to the bank lenders two stock purchase warrants to acquire a total of 14,029,391 shares of unissued common stock at an exercise price of $6.75 per share. The warrants may be exercised for all or any part thereof at December 31, 1996, or earlier upon a payment default on the antecedent debt, but not later than July 31, 2000. The Corporation's obligation for the warrant covering 9,415,696 shares can be (i) eliminated if the Corporation repays the outstanding balance of the antecedent debt by June 30, 1996 or (ii) reduced by 50% if repaid during the period from July 1, 1996 through September 30, 1996. The Corporation's obligation for the warrant covering 4,613,695 shares can be (i) eliminated if the Corporation repays the outstanding balance of its reimbursement obligation in connection with the Metra contract by June 30, 1996 or (ii) reduced by 50% if repaid during the period from July 1, 1996 through December 31, 1996 or (iii) reduced by 25% if repaid during the period from January 1, 1997 through June 30, 1997.

          The Corporation's sureties were also granted a stock purchase warrant to acquire a total of 830,039 shares of unissued common stock at an exercise price of $6.75 per share. The warrant may be exercised for all or any part thereof at December 31, 1996, or earlier upon a payment default with respect to the Corporation's $31,249 maximum reimbursement obligation to its sureties, but not later than July 31, 2000. The Corporation's obligation for the warrant covering 830,039 shares can be (i) eliminated if the Corporation satisfies its $31,249 maximum reimbursement obligation by June 30, 1996 or (ii) reduced by 50% if satisfied during the period from July 1, 1996 through September 30, 1996.

TAXES ON INCOME

The components of the U.S. federal, state and foreign income tax expense (benefit) reflected in the accompanying statements of operations for the three years in the period ended December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Year Ended December 31,                1995       1994      1993
- --------------------------------------------------------------------------------
Currently payable
  U.S. federal                       $(31,776)  $(12,762)  $11,508
  State and foreign                     2,965      3,222     5,547
- --------------------------------------------------------------------------------
Current                               (28,811)    (9,540)   17,055
- --------------------------------------------------------------------------------
Deferred
  U.S. federal                         31,776    (15,493)      513
  State and foreign                     6,929     (5,861)    4,063
- --------------------------------------------------------------------------------
Deferred                               38,705    (21,354)    4,576
- --------------------------------------------------------------------------------
Income tax expense (benefit) from
  continuing operations              $  9,894   $(30,894)  $21,631
================================================================================

          The income tax expense (benefit) applicable to continuing and discontinued operations for the three years in the period ended December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Year Ended December 31,           1995       1994      1993
- --------------------------------------------------------------------------------
Continuing operations
  Current                       $(28,811)  $ (9,540)  $17,055
  Deferred                        38,705    (21,354)    4,576
- --------------------------------------------------------------------------------
                                   9,894    (30,894)   21,631
Discontinued operations          (10,774)   (45,365)    4,828
- --------------------------------------------------------------------------------
Income tax expense (benefit)    $   (880)  $(76,259)  $26,459
================================================================================

          As of December 31, 1995, U.S. Federal income tax returns for the years 1987 through 1993 were in the process of examination or appeal. All years prior to 1987 are closed to further examination. The Company believes that adequate provision has been made for possible assessments of additional taxes.

           Deferred tax assets and liabilities as of December 31, 1995 and 1994 were as follows:

- --------------------------------------------------------------------------------
December 31, 1995                      Assets   Liabilities     Total
- --------------------------------------------------------------------------------
Employee benefit plans                $ 22,545  $        --   $  22,545
Provision for estimated losses          93,424           --      93,424
Revenue recognition                      1,022           --       1,022
Alternative minimum tax                 13,802           --      13,802
Joint ventures                           3,851           --       3,851
Depreciation                                --       (7,506)     (7,506)
Basis difference in affiliates          17,997           --      17,997
Self insurance liability                23,908           --      23,908
Net operating loss                      62,613           --      62,613
Valuation allowance                         --     (237,002)   (237,002)
Other, net                               7,875           --       7,875
- --------------------------------------------------------------------------------
Deferred tax assets (liabilities)
           Continuing operations       247,037     (244,508)      2,529
           Discontinued operations      30,336           --      30,336
- --------------------------------------------------------------------------------
Total                                 $277,373    $(244,508)  $  32,865
================================================================================

- --------------------------------------------------------------------------------
December 31, 1994                      Assets   Liabilities     Total
- --------------------------------------------------------------------------------
Employee benefit plans                $ 17,871  $             $  17,871
Provision for estimated losses          77,902           --      77,902
Revenue recognition                     38,745           --      38,745
Alternative minimum tax                 12,689           --      12,689
Joint ventures                           1,244           --       1,244
Depreciation                                --      (11,523)    (11,523)
Basis difference in affiliates              --      (15,605)    (15,605)
Self insurance liability                26,352           --      26,352
Net operating loss                       7,871           --       7,871
Valuation allowance                         --     (127,594)   (127,594)
Other, net                              13,282           --      13,282
- --------------------------------------------------------------------------------
Deferred tax assets (liabilities)
           Continuing operations       195,956     (154,722)     41,234
           Discontinued operations      19,072           --      19,072
- --------------------------------------------------------------------------------
Total                                 $215,028    $(154,722)  $  60,306
================================================================================

          At December 31, 1995, the Corporation had consolidated regular tax net operating loss carryforwards for federal, state and foreign tax purposes of approximately $99,848, $15,235 and $12,431, respectively, which begin to expire in the year 2000. In addition, the Corporation had alternative minimum tax credits of $13,802 at December 31, 1995 which carry forward indefinitely. The Corporation also had general business credit and foreign tax credit carryforwards of $2,639 and $1,068, respectively, which begin to expire in 1998. The ability of the Corporation to use the net operating loss carryforwards and tax credits prior to their expiration could be limited.The valuation allowance increased by $109,408 in 1995 from $127,594 at December 31, 1994 to $237,002 at
December 31, 1995 to offset these net operating loss carryforwards and other deferred tax assets due to substantial doubt of their realization based on circumstances described in the "Basis of Presentation and Management's Plans" Note to Consolidated Financial Statements.

          Income tax expense (benefit) of continuing operations differed from income taxes at the U.S. federal statutory tax rate of 35% for the three years in the period ended December 31, 1995 for the following reasons:

- --------------------------------------------------------------------------------
Year Ended December 31,                       1995       1994       1993
- --------------------------------------------------------------------------------
Tax at federal statutory rate               $(24,410)  $(65,055)  $18,107
Expense (benefit) for:
           State taxes                        (9,221)    (9,989)    2,804
           Foreign taxes                         393      5,443     3,838
           Change in valuation allowance      36,123     80,354        --
           Nondeductible expenses
            (nontaxable income), net           7,009      5,193    (2,350)
           Adjustment of prior years'
            accruals                              --    (46,504)       --
           Other                                  --       (336)     (768)
- --------------------------------------------------------------------------------
Income tax expense (benefit)
           of continuing operations         $  9,894   $(30,894)  $21,631
================================================================================

          The increase in valuation allowance in 1995 of $36,123 is net of the valuation allowance of $73,285 allocated to discontinued operations. The increase in the valuation allowance in 1994 of $80,354 is net of the valuation allowance of $47,240 allocated to discontinued operations.

          The domestic and foreign components of income (loss) before income taxes for the three years in the period ended December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Year Ended December 31,                         1995        1994      1993
- --------------------------------------------------------------------------------
United States                                $(92,855)  $(191,174)  $31,362
Foreign                                        23,113       5,302    20,372
- --------------------------------------------------------------------------------
Income (loss) from continuing
           operations before income taxes    $(69,742)  $(185,872)  $51,734
================================================================================

LEGAL PROCEEDINGS

The Corporation is subject to a number of lawsuits in the following four general categories that were either settled or are currently pending against the Corporation and/or MKRail and their respective directors and or officers (the "defendants") (i) class actions relating to transactions in the common stock of the Corporation (ii) class actions relating to the issuance of, and transactions in, the common stock of MK Rail (iii) derivative actions brought by persons who claim to be stockholders of the Corporation and (iv) claims brought by the former stockholders of three corporations, Touchstone, Inc., TMS, Inc. and Clark Industries, Inc., ("Clark") acquired by the Corporation in exchange for shares of the Corporation's common stock. The plaintiffs in these actions have sought various remedies, including compensatory and punitive damages and injunctive relief.

MK Securities Class Actions: Seven separate cases first filed on July 28, 1994, have been consolidated. The plaintiffs in this consolidated action represent the class of stockholders who purchased shares of the Corporation's common stock during the period of October 15, 1993 to March 31, 1995. Defendants include the Corporation, certain of the Corporation's current and former officers, and the Corporation's auditors. The plaintiffs purport to state claims for violation of certain federal and state securities laws and certain common law claims, and seek damages in an unspecified amount. The parties have entered into a court approved settlement, the ultimate effectiveness of which is contingent upon settlement of other actions.

MK Rail Securities Class Actions: Two cases both filed on October 20, 1994, relating to the issuance of, and transaction in, the common stock of MK Rail have been consolidated. The plaintiffs in these consolidated actions represent the class of stockholders who purchased shares of common stock of MK Rail during the period of April 26, 1994 to April 25, 1995. Defendants include the Corporation, MK Rail, certain current and former officers and directors of the Corporation and MK Rail, and the managing underwriters of MK Rail's initial public offering. The plaintiffs purport to state claims for violation of certain federal securities laws and certain common law claims and seek damages in an unspecified amount. The parties have entered into a court approved settlement, the ultimate effectiveness of which is contingent upon settlement of other actions.

Derivative Actions: Thirteen derivative actions have been filed in state courts in Idaho and Delaware, naming as defendants certain of the Corporation's present and former directors and officers. The Corporation is a nominal defendant in each of these actions. Settlement agreements are scheduled for court review on April 15, 1996 and May 21, 1996.

MK Rail Components Actions: The plaintiffs in actions filed February 7, 1995, allege that certain financial statements of the Corporation upon which they based their decision to exchange Touchstone, Inc. shares for the Corporation's common stock were misleading. The plaintiffs purport to state claims for violation of federal and Tennessee securities laws. The plaintiffs further allege that the Corporation violated the exchange agreement under which they exchanged their Touchstone shares. The cases have been settled.

          The plaintiffs in an action filed December 22, 1995 ("Pilarczyk") allege that they were induced to enter into an exchange agreement to exchange TMS, Inc. shares for the Corporation's common stock and also to enter into noncompete agreements by the defendants' allegedly false statements. Plaintiffs assert claims under the Securities Exchange Act of 1934 for breach of the exchange agreement; breach of an alleged covenant of good faith and fair dealing with respect to the exchange agreement and noncompete agreements; unjust enrichment; common law fraud; negligent misrepresentation; and rescission of the exchange agreement. Plaintiffs together seek compensatory damages of not less than $7,500, treble damages, punitive damages of not less than $5,000, pre and postjudgment interest and attorneys' fees. The defendants filed a motion to dismiss the First Amended Complaint on April 8, 1996.

          The plaintiffs in an action filed December 29, 1995 allege that they were induced by the defendants' false and misleading statements to enter into an exchange agreement to exchange Clark shares for the Corporation's common stock. Plaintiffs assert claims under the Security Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organization Act ("RICO"), and common law fraud. Plaintiffs seek compensatory damages of approximately $1,000, treble damages under RICO, punitive damages of $3,000, attorney's fees and prejudgment interest. The Corporation filed a motion to dismiss on March 20, 1996.

Settlements: Settlement discussions have been held among the Corporation, MK Rail, certain of their respective present and former officers and directors, their insurance carriers, the underwriting defendants and plaintiffs with respect to all of the pending cases except Pilarczyk. These discussions have resulted in agree-ments to settle the MK Securities Class Actions, the MK Rail Securities Class Actions, the Derivative Actions and the Touchstone Actions. No agreement to settle has been reached in the Clark action.

          The settlements, other than that of the Touchstone, Inc. Actions, must be submitted to, and approved by, the courts presiding over the various cases. That process is ongoing and, as of this date, stands as follows:

          The settlement of the MK Securities Class Actions has been approved by the United States District Court for the District of Idaho in a final judgment entered on December 1, 1995. A court approved settlement fund was established and settlement proceeds (cash of $35,000, which was provided by insurers, and a share certificate for 2,976,923 shares of the Corporation's common stock) were deposited therein during 1995. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds from the settlement fund to the control of the plaintiffs is subject to nonappealable judgments approving the settlements in the MK Rail Securities Class Actions and the MK Derivative Actions.

          The settlement of the MK Rail Securities Class Actions was approved on March 29, 1996 by the United States District Court for the District of Idaho, subject to appeal for a period of 30 days following March 29, 1996. A court-approved settlement fund was established and the Corporation deposited a share certificate for 869,231 shares of its common stock into such fund after the settlement was approved. The issuance of the common stock represented by such certificate and the transfer of the settlement proceeds to the control of the plaintiffs is subject to the entry of a final nonappealable judgment approving the settlement of the "Double Derivative" Claims. The effectiveness of the settlement of the MK Rail Securities Class Actions is not, however, subject to the final judicial approval of the settlements in the MK Securities Class Actions or the MK Derivative Actions.

          The settlements of the MK Derivative Actions has been submitted for approval by the Delaware Chancery Court and the Idaho District Court for Ada County. In connection with the settlements of the MK Derivative Actions, the Corporation reached an agreement with the Corporation's former chairman with respect to his severance benefits, including pension rights, to which the plaintiffs do not object. A hearing has been scheduled for April 15, 1996 before the Delaware Court of Chancery and for May 21, 1996 before the Idaho District Court. If approved by final orders of the Delaware Chancery Court and the Idaho District Court that become final and nonappealable the settlement proceeds from the MK Derivative Actions (less attorneys' fees and expenses) will be transferred to the control of the settlement fund in the MKSecurities Class Actions and, thus, the effectiveness of the settlement is subject to certain conditions, including the entry of final, nonappealable judgments approving the settlements in the MK Securities Class Actions (which condition has been satisfied), the MK Rail Securities Class Actions and the "Double Derivative" Claims asserted on behalf of MK Rail.

          Settlement of the "Double Derivative" Claims asserted on behalf of MK Rail was reached on March 4, 1996. A hearing with respect to such approval has been set for May 21, 1996. The Corporation has no monetary or other obligations under the settlement of the actions resulting from the "Double Derivative" claims (the "Double Derivative Actions"). However, $4,500 in the reduction of intercompany debt owed by MKRail to the Corporation is attributable to the settlement of the Double Derivative Actions, the MKSecurities Class Actions and the MKRail Securities Class Actions. The effectiveness of the settlement is conditioned upon a judgment by the Idaho Court approving the settlement that becomes final and nonappealable and approval of the settlement in the MK Rail Securities Class Actions.

          The settlement terms will require the Corporation, as its share of the settlements, to (i) issue 2,976,923 shares of common stock in settlement of the MK Securities Class Actions; and (ii) issue 869,231 shares of common stock in settlement of the MK Rail Securities Class Actions. The settlement of the Derivative Actions requires the implementation of certain "therapeutic measures"with respect to corporate governance. The Corporation's insurance carriers have paid $35,000 on behalf of the individual defendants in the MK Securities Class Actions and the Derivative Actions, and MK Rail's insurance carrier has paid $6,000 into a settlement fund created in connection with the settlement of the MK Rail Securities Class Actions.

          The Touchstone, Inc. Actions have been settled and notices of voluntary dismissal with prejudice were filed on January 16, 1996. Under the terms of the settlement, the Corporation paid $425 to the plaintiffs, paid the plaintiffs their actual out-of-pocket fees and costs in the amount of $146 on or about April 1, 1996, and agreed to pay the difference, if any, between $5,250 and the sum of all proceeds received by the plaintiffs as members of the class from the settlement of the MK Securities Class Actions.

          If settlement agreements in connection with the class actions relating to transactions in the Corporation's common stock, class actions relating to the issuance of, and transactions in, the common stock of MK Rail and claims brought by the former stockholders of Touchstone, Inc., are approved as contemplated in their present form, the Corporation expects, that the amounts provided in the accompanying consolidated financial statements for these actions will likely exceed the ultimate liability of these actions.

          Other claims, lawsuits, disputes with third parties, investigations and administrative proceedings against the Corporation and its subsidiaries relating to matters that are in the ordinary course of its business activities, including environmental matters, are not expected to have a material adverse effect on the Corporation's financial position or results of operations.

OTHER INCOME (EXPENSE) NET

Other income (expense) items for the three years in the period ended December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Year Ended December 31,                        1995       1994       1993
- --------------------------------------------------------------------------------
Interest, dividends and net gains
  and losses on sales of marketable
  securities                                 $  4,874   $  3,980   $35,829
Net loss on disposals and
  write-downs of assets, net                  (10,472)   (20,494)   (4,578)
Underwriting income (expense)
  of insurance subsidiary, net                  1,899      4,117    (1,480)
Amortization of goodwill                           --     (1,061)     (180)
Miscellaneous income
  (expense), net                                 (709)    (6,207)   (2,783)
- --------------------------------------------------------------------------------
Other income (expense), net                  $ (4,408)  $(19,665)  $26,808
================================================================================

COMMITMENTS AND CONTINGENCIES

The Corporation has commitments and performance guarantees arising from engineering and construction contracts including those of its construction joint ventures. The Corporation is self insured for workers' compensation, automobile, general liability and third party errors and omissions. The Corporation has insurance agreements with insurers for losses in excess of self-insured limits.

Long-Term Leases: Total rental payments for real estate and equipment under lease, and charged to operations in 1995, 1994 and 1993 were $34,550, $30,980 and $33,590, respectively. Future minimum rental payments under operating leases with remaining noncancelable terms in excess of one year at December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Year                Real Estate  Equipment   Total
- --------------------------------------------------------------------------------
1996                 $ 13,167     $3,491  $ 16,658
1997                   11,324      2,125    13,449
1998                   10,276      1,310    11,586
1999                   10,059        917    10,976
2000                   11,937        393    12,330
2001 and after        109,700         --   109,700
- --------------------------------------------------------------------------------
Totals               $166,463     $8,236  $174,699
================================================================================

          The Boise, Idaho and Cleveland, Ohio administrative offices and engineering facilities consisting of approximately 337,300 square feet and 246,700 square feet, respectively, are rented under long-term, noncancelable leases expiring in 2015 and 2010, respectively. The Corporation's aggregate lease obligations, net of sublease income for the Boise and Cleveland facilities under these noncancelable leases, at December 31, 1995 was $154,700.

          The Corporation, through its wholly-owned subsidiary Navasota Mining Company, Inc., had leased mining equipment under operating leases through 2012 with a basic annual rent of $6,686, which were reimbursable and funded under a mining services contract with the mine owner. The mining services contract was terminated for convenience by the mine owner on February 29, 1996 and pursuant to the mining services contract, the mine owner assumed the obligations under the lease agreements. See the "Subsequent Events - Navasota Mining Services Contract" Note to Consolidated Financial Statements.

CF Systems: In 1990, the Corporation acquired CF System, which had developed a solvent-extraction technology. The Corporation's investment in CF System, was $4,844 at December 31, 1995 and $4,400 at December 31, 1994.

          In March 1995, the Corporation was awarded a $26,700 fixed-price contract by the Texas Natural Resource Conservation Commission ("TNRCC") for remediation of contaminated soil at a Superfund Site in Texas. Among other provisions, the contract will require CF System to (i) front-end (design, procure, fabricate, assemble and start-up) an on-site solvent-extraction facility and (ii) provide a guarantee in the form of a letter of credit for the estimated front-end costs of $13,600. TNRCCwill make periodic payments to CF System for the front-end costs, until completion of the start-up phase in August 1996, up to a maximum of $13,600. CF System has billed and received $3,523of front-end costs at December 31, 1995. If the completed facility is successful in meeting certain specified performance criteria at the end of the start-up phase, CF System will proceed to the operations phase and complete the contract. If CF System does not meet the performance criteria, such failure will be grounds for termination and TNRCC will recover the front-end costs from the Corporation.

Discontinued Shipbuilding and Real Estate
Development Operations: In April 1989, the Corporation sold its ownership interest in National Steel and Shipbuilding Company ("NASSCO") and in June 1994, the Corporation renegotiated and amended the April 1989 sale agreement with NASSCO. Under the terms of the amended agreement the Corporation agreed to provide NASSCO a $21,000 credit facility. The Corporation's commitment to provide the $21,000 credit facility will terminate concurrently with the delivery and acceptance by the U.S. Navy of the last NASSCO-built ship in a multiple-ship contract. The U.S. Navy and NASSCO currently are negotiating the acceptance date of such ship, which is expected to occur on or before May 31, 1996. Prior to the third quarter of 1995, the Corporation also guaranteed a stand-alone bank credit facility for NASSCO. In the third quarter of 1995, NASSCO negotiated a stand-alone bank credit facility without a Corporation guarantee.

          The Corporation has also guaranteed $21,000 of NASSCO's port facility bonds until not later than December 1, 2002, and guaranteed $1,375 of NASSCO's federal workers' compensation bonds. NASSCO's floating dry dock is pledged as collateral for the $21,000 port facil-ity bonds. The agreement in connection with the Corporation's guarantee of NASSCO's $21,000 indebtedness includes certain default provisions including the occurrence of an event of bankruptcy proceedings under the United States Bankruptcy Code. Upon the occurrence of an event of default, payment of the $21,000 indebtedness could be accelerated.

          At December 31, 1995, the Corporation was liable for $15,519 of secured bank loans due June 30, 1996 in connection with commercial real estate operations of its Emkay Development Company, Inc., subsidiary ("Emkay"), discontinued in 1987. Net liabilities of the discontinued real estate operations are included in the accompanying consolidated balance sheet at December 31, 1995 under the caption "Other Accrued Liabilities". Net assets of the discontinued real estate operations are included in the accompanying consolidated balance sheet at December 31, 1994 under the caption "Other Investments and Assets".

- --------------------------------------------------------------------------------
December 31,                                         1995       1994
- --------------------------------------------------------------------------------
Notes receivable                                   $     --   $ 25,504
Real estate assets held for sale                     11,928      5,920
Other assets and liabilities, net                       318      2,853
Secured term bank loans, due June 30, 1996,
  8.75% at December 31, 1995, 6.4% and
  6.9% at December 31, 1994                         (15,519)   (31,078)
- --------------------------------------------------------------------------------
Net assets (liabilities)                           $ (3,273)  $  3,199
================================================================================

          In the fourth quarter of 1995, the maker of a $16,360 secured promissory note payable to the Corporation defaulted on the note. The note was secured by deeds of trust on certain real estate assets. In December 1995, the maker purchased for cash a portion of the real estate assets and transferred title to the remaining real estate assets to the Corporation. The Corporation has provided for its estimated losses on disposition of the real estate assets held for sale at December 31, 1995.

Letters of Credit: At December 31, 1995 the Corporation was contingently liable, in the normal course of business, for $117,300 related to letters of credit under contract performance obligations to customers not reflected in the balance sheet at December 31, 1995. Of this aggregate amount, $20,570 in letters of credit were for contract performance obligations to customers of its discontinued MK Rail and Transit operations and $28,650 in letters of credit in support of contract performance obligations to customers of MDC. Subsequent to December 31, 1995, the Corporation sold its 62.8% ownership interest in MDC. The Corporation and MDC's lender banks, as of the date of this Annual Report on Form 10-K, are holding discussions concerning the banks release of the Corporation's financial guarantees.

          In addition, the Corporation provides guarantees for $75,245 in letters of credit issued by third parties, $61,505 of which were in connection with Amerail's performance of the Metra Contract and $13,740 to meet the reinsurance requirements of the Corporation's captive insurance subsidiary. The credit risk is mitigated by the insurance subsidiary's portfolio of high quality investments ($24,440 fair value at December 31, 1995) used to collateralize the letters of credit.

Government Audits: The Corporation has a number of cost reimbursable contracts with the U.S. Government, the allowable costs of which are subject to adjustments upon audit by various agencies of the U.S. Government. Audits currently in progress are in varying stages of completion and relate to years ended 1987 through 1994. Some audits have resulted in proposed claims and cost disallowances. The Corporation must complete cost analysis for the years under audit before it can determine the merit of the issues raised and quantify the amount of any potential disallowance. The Corporation expects that the resolution of these matters will not materially effect the Corporation's results of operations or financial position.

Employment Agreements: The Corporation has employment agreements with several of its key employees which generally provide for salary continuation for a number of years plus continuation of certain benefits in the event of termination of employment without cause (as defined), including a change of control in the Corporation (as defined). If all of the key employees under contract at December 31, 1995 were to be terminated without cause, the Corporation's liability would be approximately $4,600.

GEOGRAPHIC OPERATING DATA

         The Corporation engages in all types of general construction work including industrial, heavy civil and marine, mechanical, pipeline, building, and underground, for a wide range of public and private customers throughout the world. In addition, the Corporation renders design services in practically all engineering disciplines. Other markets for its services include nuclear and fossil-fueled power plants, environmental and hazardous waste abatement and operations and maintenance for military and commercial facilities. The Corporation's operations by geographic area for the three years in the period ended December 31, 1995 were as follows:

- --------------------------------------------------------------------------------
Geographic Data
Year Ended December 31,              1995         1994         1993
- --------------------------------------------------------------------------------
Revenue
  United States                  $1,298,312   $1,376,197   $1,760,914
  Canada                             68,867       55,477       43,744
  Europe                             88,619       90,227      100,012
  Asia/Pacific                       92,064      411,066      309,706
  Middle East                        83,816       62,578       76,194
  Other international                76,988       25,458       39,306
- --------------------------------------------------------------------------------
Total revenue                    $1,708,666   $2,021,003   $2,329,876
================================================================================
Operating income (loss)
  United States                  $   27,909   $  (85,133)  $   31,951
  Canada                            (21,278)      (7,923)       1,710
  Europe                             13,836        1,593        2,691
  Asia/Pacific                       (6,436)     (14,331)      12,188
  Middle East                         3,604        5,208        7,824
  Other international                 1,187         (182)       4,189
- --------------------------------------------------------------------------------
Total operating income (loss)    $   18,822   $ (100,768)  $   60,553
================================================================================
Identifiable operating assets
  United States                  $  260,401   $  353,711   $  461,466
  Canada                             11,689        4,297       22,747
  Europe                             61,913       42,584        9,505
  Asia/Pacific                       53,861      209,649      157,285
  Middle East                        38,185       49,001       32,794
  Other international                71,266       17,078       42,964
Corporate assets                    130,845      226,627      314,785
- --------------------------------------------------------------------------------
Total assets                     $  628,160   $  902,947   $1,041,546
================================================================================

         Operating income (loss) represents total contract revenues less direct contract costs and expenses and certain indirect overhead and excludes corporate income and expenses, interest expense and income taxes. Identifiable operating assets are those assets employed in each geographic location. Corporate assets consist primarily of cash, tax assets, investments held for sale, securities available for sale and assets not employed in contract services.

         Ten percent or more of the Corporation's revenue was derived from contracts with various agencies of the U.S. Government of $383,000 in 1995, $544,400 in 1994 and $603,900 in 1993.

STOCK PLANS

Stock Option and Restricted Stock Awards: The Corporation has three stock award plans (i) the 1991 Stock Incentive Plan (the "1991 Plan") (ii) the 1994 Stock Compensation Plan (the "1994 Plan") adopted with stockholder approval in 1994 and (iii) the 1995 Plan (the "1995 Plan") approved by the Board of Directors in March, 1995. Both the 1991 and 1994 Plans permit the issuance of stock options, stock appreciation rights (SAR's), limited SAR's, and restricted stock to selected employees of the Corporation. The 1991 Plan reserved 1,367,324 shares for options, SAR's, limited SAR's and restricted stock and the 1994 Plan reserved 1,275,000 shares for options, SAR's or limited SAR's and 225,000 shares for restricted stock. The 1995 Plan reserved 250,000 shares for options and 20,000 shares for restricted stock awards. During 1995, 305,000 options were granted under the 1991 and 1994 Plans, in tandem with limited SARs. During 1995, stock options for 250,000 shares were granted and 20,000 shares of restricted stock were awarded under the 1995 Plan. Restrictions on the 20,000 shares of restricted stock lapsed in October 1995. SAR's and limited SAR's granted in tandem with an option shall be exercisable only to the extent the underlying option is exercisable and the grant price shall be equal to the exercise price of the underlying option.

         Under the terms of the 1991, 1994 and 1995 Plans, options may be either nonqualified or incentive stock options and the exercise price may not be less than the fair market value of a share on the date of grant. However, under the terms of the 1991 Plan, variable-price nonqualified stock options may be exercised at(i) the fair market value on the date of exercise if less than the grant price or (ii) the grant price less any market appreciation from date of grant to date of exercise, but not less than par value of $1.67 per share.

         Restricted stock awards are granted at no cost to selected employees. During 1995, 192,500 restricted shares were granted under the 1991 and 1994 Plans. Other than the restrictions which limit the sale and transfer of restricted stock, the employees are entitled to all the rights of a stockholder. At December 31, 1995, there were 249,167 restricted shares outstanding under the plans, with restriction periods ranging from one to four years.

         Options granted under the 1991, 1994 and 1995 Plans become exercisable cumulatively over periods of three to six years from the date of grant. At December 31, 1995, options were exercisable to purchase 772,315 shares. Unexercised options expire 10 years after the date of grant.

         At December 31, 1995, 375,144 shares of treasury stock were held in trust for distribution under variable-price options.

         The following table summarizes the changes in shares under option and the price range thereof under the 1991, 1994 and 1995 Plans:

                                                        Price Range
                                             Shares      Per Share
Shares under option, December 31, 1992        991,704   $11.06-27.84
  Options granted                             448,000   $21.19-26.44
  Options exercised                           (51,250)  $ 3.87-24.88
  Options canceled/expired                    (85,186)
Shares under option, December 31, 1993      1,303,268   $14.03-27.84
  Options granted                             263,500   $16.06-25.31
  Options exercised                           (23,408)  $14.03-27.84
  Options canceled/expired                   (189,817)
Shares under option, December 31, 1994      1,353,543   $16.06-27.84
  Options granted                             555,000   $ 6.00- 8.00
  Options exercised                                --
  Options canceled/expired                   (442,367)
- --------------------------------------------------------------------------------
Shares under option, December 31, 1995      1,466,176   $ 6.00-27.84
================================================================================

          The number of shares of common stock reserved for granting future options and restricted stock awards under the 1991, 1994 and 1995 Plans were 1,435,974, 1,700,674 and 405,874, at December 31, 1995, 1994, and 1993,
respectively.

          In addition, the Corporation has issued 240,117 shares of restricted stock, with restriction periods of three, five and ten years, to former stockholders of acquired businesses as consideration for noncompete agreements and in return for an agreement to provide services to the Corporation's 65% owned subsidiary MKRail during specific future periods. During 1995, the recipients acquired full rights to 27,754 shares. At December 31, 1995, 171,198 shares remained outstanding.

Directors Stock Option Plan: The Corporation has a directors stock option plan adopted in 1990, under which 192,000 shares of common stock were reserved for issuance to non-employee directors. As of December 31, 1995 options to purchase 144,000 shares have been granted under the plan, net of cancelations, of which 99,000 are exercisable. The plan entitles the non-employee directors to purchase shares of common stock at a 50 percent discount from market value at the date of grant. The options granted become exercisable in one-third increments over a three-year period beginning one year after the date of grant.

          Compensation expense for the employee and non-employee restricted stock award plans and the non-employee directors stock option plan was $1,410 in 1995, $1,361 in 1994 and $852 in 1993.

Savings Plans: The Corporation has a voluntary 401(k) savings plan ("401(k) plan") and had, until May 1995, an Employee Stock Ownership Plan ("ESOP") covering eligible salaried employees. Through March 31, 1995, the Corporation matched participant's salary deferrals to the 401(k) plan up to 5% of participant's eligible compensation. The match consisted of an allocation of shares in the ESOP Trust not to exceed 3% of participant's eligible compensation and cash paid into the 401(k) plan, not to exceed 2% of eligible compensation. Beginning April 1995, the Corporation began matching participant's salary deferrals to the 401(k) plan entirely with cash, not to exceed 5% of participant's eligible compensation. The unallocated ESOP shares remaining from the original 2,441,932 prefunded shares, were allocated to participants in May 1995. On May 10, 1995, the ESOP was terminated and allocated common stock was made available for distribution to participants. Compensation expense charged to operations for (i) cash contributions to the 401(k) plan and (ii) the fair market value of the allocated shares in the ESOPTrust and the redistribution of Corporation dividends on unallocated shares paid in cash to plan participants in 1995, 1994 and 1993 was $11,938, $12,818 and $13,761, respectively.

BENEFIT PLANS

Pension Plans: The Corporation sponsors a defined benefit pension plan which was curtailed so that employees do not earn additional defined benefits for future service. Future service however is counted toward vesting of benefits accumulated based on prior service. The plan remains in existence and continues to pay benefits, to invest assets and to receive employer contributions, if necessary.

           Pension cost for each of the three years in the period ended December 31, 1995 included the following components:

- --------------------------------------------------------------------------------
Pension Cost
Year Ended December 31,              1995      1994      1993
- --------------------------------------------------------------------------------
Interest cost on accumulated
  benefit obligation                $ 3,111  $ 3,055   $ 2,869
Actual return on plan assets         (9,306)  (3,690)   (4,240)
Net amortization and deferral          6,195     890     1,602
- --------------------------------------------------------------------------------
Pension cost                        $     -- $   255   $   231
================================================================================

           The funded status of the plan at December 31, 1995 and 1994 follows:
- --------------------------------------------------------------------------------
Prepaid Pension Cost
December 31,                             1995             1994
- --------------------------------------------------------------------------------
Accumulated benefit obligation,
  including vested benefits
  of $(45,714) and $(35,393)           $(47,593)        $(37,444)
Plan assets at fair value                50,300           42,542
- --------------------------------------------------------------------------------
Plan assets in excess of accumulated
  benefit obligation                      2,707            5,098
Unrecognized net loss                     8,816            6,425
Prepaid pension cost                   $ 11,523         $ 11,523
================================================================================

          The prepaid pension cost is included in the accompanying consolidated balance sheets at December 31, 1995 and 1994 under the caption "Other investments and assets".

          At December 31, 1995, approximately 43% of plan assets were invested in common stocks, 15% in corporate bonds, 24% in U.S. government securities and 18% in cash equivalents.

          The discount rates used in determining the actuarial present value of the accumulated benefit obligation were 7% for 1995 and 8.5% for 1994. The expected long-term rate of return on plan assets was 8% for 1995 and 1994.

          The Corporation sponsors several defined contribution pension plans for certain hourly contract mining services and construction services employees. Pension cost charged to operations, based on hours worked, amounted to $1,195 in 1995, $2,036 in 1994 and $2,232 in 1993.

          The Corporation participates in and makes contributions to numerous construction-industry multiemployer pension plans. Generally, the plans provide defined benefits to substantially all direct-hire craft employees covered by collective bargaining agreements. The Corporation charged to operations pension cost under the plans amounting to $6,721 in 1995, $6,751 in 1994 and $9,154 in 1993. Under ERISA, as amended by the Multiemployer Pension Plan Amendment Act of 1980, a contributor to a multiemployer plan is liable upon termination of the plan or its withdrawal from the plan, for its share of the multiemployer plan's unfunded vested liabilities.

          The Corporation has long maintained policies and procedures to attempt to preclude it from being subject to withdrawal liability for any portion of an unfunded vested liability under a construction industry multiemployer pension plan. Based on information provided by the multiemployer plan administrators to the U.S. Department of Labor, the Corporation's share of such plans' unfunded vested liabilities as of the most recent disclosures available was approximately $5,900.

Incentive Plans: The Corporation has an executive incentive plan and two long-term incentive and benefit plans for officers and key employees. The cost of incentive plans was $1,313 in 1995, nil in 1994 and $5,536 in 1993.

Supplemental Retirement Income Arrangements: The Corporation has unfunded supplemental retirement income arrangements for officers and key employees and an unfunded defined benefit pension plan for non-employee directors.

          Periodic cost of the supplemental retirement income arrangements and director's pension plan for each of the three years in the period ended December 31, 1995 included the following components:

- --------------------------------------------------------------------------------
Periodic Cost
Year Ended December 31,                               1995       1994      1993
- --------------------------------------------------------------------------------
Service cost-benefits earned
  during year                                       $    239   $  1,464   $  336
Interest cost on accumulated
  benefit obligation                                     415        837      693
Net amortization and deferral                            955      1,805      350
- --------------------------------------------------------------------------------
Periodic cost                                       $  1,609   $  4,106   $1,379
================================================================================

           The unfunded status of the plans at December 31, 1995 and 1994 follows:

Accrued Benefit Obligation
December 31,                                           1995      1994
- --------------------------------------------------------------------------------
Accumulated benefit obligation,
  including vested benefits
  of $(13,733) and $(10,698)                        $(13,749)  $(11,005)
Projected compensation increases                        (102)      (197)
- --------------------------------------------------------------------------------
Projected benefit obligation                         (13,851)   (11,202)
Prior service cost not yet recognized                     39        519
Unrecognized net (gain) loss                           1,993     (1,089)
Minimum liability adjustment                              --       (452)
- --------------------------------------------------------------------------------
Accrued benefit obligation                          $(11,819)  $(12,224)
================================================================================

          The accrued benefit obligation is included in the accompanying consolidated balance sheets at December 31, 1995 and 1994 under the caption "Deferred compensation".

          The settlement terms of the derivative actions, provided for (i) the curtailment of the supplemental retirement income arrangement with the Corporation's former chairman including a substantial reduction of his supplemental retirementbenefit and (ii) the curtailment of pension benefits of certain directors including forfeiture of a portion of their credited service and loss of their retirement benefits. These curtailments resulted in the Corporation recognizing a curtailment gain of $1,407 in 1995 partially offset by unrecognized losses and prior service costs of $1,054.

          The discount rate used in determining the actuarial present value of the accumulated benefit obligation was 7% and 8.5%, respectively, for 1995 and 1994. The rate of assumed increase in directors' future compensation was 6% for 1995 and 1994.

Postretirement Health Care Plan: The Corporation provides certain health care benefits for employees who retired before July 1, 1993 including their surviving spouses and dependent children. Employees who retire after July 1, 1993 are not eligible for postretirement health care benefits. In past years the Corporation amended certain provisions of the plan which amendments have reduced benefits and increased participant's contributions. The Corporation reserves the right to amend or terminate the postretirement health care benefits currently provided under the plan and increase participants' contributions at any time.

          The periodic expense for postretirement health care benefits for each of the three years in the period ended December 31, 1995 included the following components.

- --------------------------------------------------------------------------------
Postretirement Health Care Expense
Year Ended December 31,                               1995       1994      1993
- --------------------------------------------------------------------------------
Interest cost on accumulated
  postretirement benefit obligation                 $  4,415   $  2,443   $2,494
Amortization of net loss from changes
  in assumptions and experience                        1,683        527       --
- --------------------------------------------------------------------------------
Postretirement health care expense                  $  6,098   $  2,970   $2,494
================================================================================

             The following table sets forth the plan's activity and unfunded balances at December 31, 1995 and 1994.
- --------------------------------------------------------------------------------
Accrued Postretirement Benefit Obligation
December 31,                                            1995       1994
- --------------------------------------------------------------------------------
Accumulated postretirement
  benefit obligation (1)                            $(52,742)  $(53,989)
Unrecognized net loss from changes
  in assumptions and experience                       23,549     27,279
- --------------------------------------------------------------------------------
Accrued postretirement benefit obligation           $(29,193)  $(26,710)
================================================================================

          (1) The net decrease in the accumulated postretirement benefit obligation ("APBO") from December 31, 1994 to December 31, 1995 was $1,247. The reasons for the net decrease stem from updating the actuarial assumptions used in the computation of the APBO, plan amendments, and adjustments to reflect current experience. The individual effects of these changes are (i) a decrease of $4,800 from lower than expected health care costs (ii) a decrease of $2,743 from plan amendments which curtailed benefits and increased participant's contributions, partially offset by (iii) an increase of $6,296 from lowering the discount rate from 8.5% to 7%.

          Gains and losses that occur because of changes in assumptions, plan amendments, and because actual experience differs from that assumed are deferred and amortized over 12 years - the average future expected lifetime of retirees and their surviving spouses - and recognized as a component of postretirement health care expense in subsequent years. The postretirement health care expense for 1996 is estimated to be approximately $5,100 compared to $6,098 in 1995.

          The APBO was determined using the projected unit credit method and an assumed discount rate of 7% for 1995 and 8.5% for 1994. In addition, an annual rate increase of 12.0% and 9.4% in the per capita cost of health care benefits was assumed for 1995 and 1994, respectively, gradually declining to 5.5% in the year 2008 and thereafter over the projected payout period of the benefits. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, a 1% increase in the health care cost trend rate would increase the APBO at December 31, 1995 by approximately $5,164 and the 1995 postretirement health care expense by approximately $427.

Retention and Severance Pay Plans: Effective June 30, 1995, the Corporation adopted key employee retention and severance plans to retain certain key executives and key employees (the "1995 plans"). The plans encourage employees to remain employed with the Corporation by providing additional compensation from the date of adoption through July 1, 1996, and by providing enhanced severance benefits under certain circumstances to any covered employee who is involuntarily terminated prior to July 1, 1996. On April 10, 1996, the Corporation's board of directors approved amendments to the retention and severance plans and adopted a new severance plan (the "1996 plan").

          Under the 1995 retention plan, covered employees would receive awards in cash and stock ranging from 18.3% to 70.0% of their annual base salaries, partially payable in cash on December 15, 1995, and the remainder payable in stock and/or cash on July 1, 1996. The 1995 retention plan also provided that in the event of a Chapter 11 Bankruptcy filing, the stock award would be forfeited and the remaining cash to be paid on July 1, 1996 would be doubled. The retention plan, as amended, provides that, covered employees will have the option of receiving a cash payment on July 1, 1996 equal to twice the cash payment received on December 15, 1995 ("initial cash payment"), or elect (prior to April 30, 1996) to postpone the July 1, 1996 cash payment until the earlier of the Corporation's emergence from a Chapter 11 proceeding or September 30, 1996. Covered employees who elect to postpone payment will receive an additional cash amount equal to the initial cash payment prorated on the number of days from July 1, 1996 to September 30, 1996, but no later than September 30, 1996 and no less than 25% of the initial cash payment.

          Under the 1995 severance plan, covered employees who are involuntarily terminated (without cause) after the occurrence of (i) a change in control of the covered employee's division, (ii) a bankruptcy filing, or (iii) a change in any consecutive two year period of a majority of the directors (unless each new director was approved by a vote of two-thirds of the remaining directors), will receive cash awards ranging from four to nine months of annual base salary. The severance plan terminates on any Chapter 11 plan concerning the Corporation or July 1, 1996 provided that no triggering event has occurred. The 1996 severance plan is substantially similar to the 1995 severance plan but, provides covered employees with severance benefits if they are involuntarily terminated (without cause) between April 10, 1996 and December 31, 1997. Covered employees for the purposes of the 1996 severance plan are employees who elect to postpone payment of their cash award under the retention plan until after July 1, 1996. The Corporation had an estimated liability for retention plan awards of $3,657 at December 31, 1995.

FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments at December 31, 1995 and 1994 have been determined by the Corporation, using available market information and appropriate valuation methodologies. However, considerable judgment is necessary in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Corporation could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The contract or notional amounts reflect the extent of involvement the Corporation has in particular classes of financial instruments.

           The carrying amounts and estimated fair values of financial instruments at December 31, 1995 and 1994 are as follows:

- --------------------------------------------------------------------------------
                                                               Contract or
                                            Carrying    Fair     Notional
                                             Amount     Value     Amount
- --------------------------------------------------------------------------------
December 31, 1995
Financial assets
  Customer retentions                       $ 16,952  $ 16,250
  Other investments and assets:
    Discontinued real estate
     operations -
      Notes and interest receivable              257       257
      Notes payable                           15,519    15,519
Financial liabilities
  Antecedent debt                            213,344   138,674
  Retentions                                  20,076    19,244
  Customers advances                          19,181    18,386
Off-balance sheet financial instruments
  Committed revolving credit
    agreements                                           1,080  $ 94,011
  Standby letters of credit                                823   131,073
  Financial guarantees                                            83,880
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                               Contract or
                                             Carrying   Fair    Notional
                                              Amount    Value    Amount
- --------------------------------------------------------------------------------
December 31, 1994
- --------------------------------------------------------------------------------
Financial assets
  Customer retentions                        $32,256  $ 31,197
  Other investments and assets:
    Discontinued real estate
     operations -
      Notes and interest receivable           25,504    25,066
      Notes payable                           31,078    31,078
    Other financial assets                     7,116     6,726
Financial liabilities
  Retentions                                  29,348    28,385
  Customers advances                          18,584    17,982
Off-balance sheet financial instruments
  Committed revolving credit
    agreements                                             601  $224,952
  Standby letters of credit                              3,089   419,037
  Financial guarantees                                            59,964
- --------------------------------------------------------------------------------

Cash and Cash Equivalents, Accounts Receivable (less retentions), Unbilled Receivables, Securities Available for Sale, Accounts Payable, Billings in Excess, Short-Term and Long-Term Debt: The carrying amounts of these items approximate their fair values.

Customer Retentions: Bank prime interest rate for 1995 and interest rates previously available to the Corporation for the sale of its receivables at a discount for 1994 were used to estimate fair value.

Discontinued Real Estate Operations: The carrying amounts of notes and interest receivable and notes payable approximate their fair values.
Other Financial Assets: The projected cash flows of notes receivable at December 31, 1994 were discounted at current market rates to estimate fair value.

Antecedent Debt:Fair value of the antecedent debt was determined based on recent sales of portions of the Corporation's debt and public sales of the debt of similar financially distressed companies.

Customer Advances: Net present value of future expected cash flows discounted at bank prime rate for 1995 and rates than currently available for short-term debt for 1994 were used to estimate fair value.

Off-Balance Sheet Financial Instruments: The fair value of committed revolving credit agreements, standby letters of credit, and lending commitments were estimated using fees currently charged to the Corporation taking into account remaining terms and the creditworthiness of the counterparty.

Financial Guarantees: The estimated fair value of financial guarantees were based upon rates charged for similar agreements or estimated cost to terminate them determined from the amount of exposure under the guarantee and the likelihood of performance being required.

Derivative Financial Instruments: Forward exchange contracts and hedges are valued based on quoted prices for financial instruments with identical or similar terms. The Corporation operates internationally, giving rise to occasional exposure to market risks from changes in foreign exchange rates. Derivative financial instruments are utilized by the Corporation to reduce those risks. The Corporation has only limited involvement with derivative financial instruments and does not hold or issue financial instruments for trading purposes. At December 31, 1995 the Corporation was not party to any derivative financial instruments.

SUBSEQUENT EVENTS

McConnell Dowell Corporation, Limited: Subsequent to December 31, 1995 the Corporation sold its 62.8% ownership interest in MDCfor $28,000 net cash proceeds. The Corporation, MDC and MDC's lender banks, as of the date of this Annual Report on Form 10-K, are holding discussions concerning the banks release of the Corporation's financial guarantees amounting to $28,650 in support of MDC contract performance obligations to its customers.

Strait Crossing Development, Inc.: In October 1993, SCDI, then a 45% owned unconsolidated subsidiary of the Corporation, entered into a development agreement with the government of Canada to design, construct and operate for 35 years an 8.4-mile-long toll bridge linking the Atlantic Provinces of New Brunswick and Prince Edward Island (the "development agreement"). Concurrently, SCDI members formed Strait Crossing Joint Venture (the "joint venture") to complete the bridge construction (the "project") and each SCDI member's ownership interest in SCDI was replicated in the joint venture.

          In 1994, the Corporation sold for cash and a note receivable, 9% of its ownership interest in SCDI to a third party who is currently a member of SCDI, thereby reducing its ownership interest to 36%. In the fourth quarter of 1995 the Corporation ceased its proportionate-share funding for the project and advised the SCDI members that it proposed to withdraw from the joint venture.

          On March 29, 1996, the Corporation and the SCDI members reached an agreement in connection with the Corporation's withdrawal from the joint venture (the "withdrawal agreement") under which the Corporation, in exchange for being indemnified by SCDI members against liabilities relating to the project including contract performance guarantees and those outstanding liabilities or potential liabilities to the bonding companies and those under a bank-provided letter of credit, the Corporation agreed among other things, to transfer its $24,841 investment in the joint venture and its 36% ownership interest in SCDI, to the SCDI members, as well as assign to an SCDI member, as maker, the promissory note received as partial consideration for the sale of its 9% ownership interest in SCDI. The

Corporation, further agreed to sell its title to and interest in certain marine equipment to the SCDI members.

          The Government of Canada has consented to the terms and conditions of the withdrawal agreement and has released the Corporation from its contract performance guarantee under the development agreement. The Corporation has fully provided for the divestiture of its investment in the joint venture and cancelation of its note receivable and accrued interest thereon at December 31, 1995. The Corporation does not expect to recognize any loss from the sale of its marine equipment.

Navasota Mining Services Contract: The Corporation, through its wholly-owned subsidiary Navasota Mining Company, Inc. ("Navasota") had a mining services contract with Texas Municipal Power Agency, ("TMPA") a separate municipal corporation to operate a lignite mine in Texas. In early 1995, TMPA announced its intentionto switch from lignite mined by Navasota to Wyoming steam coal, and in late 1995, TMPAnotified Navasota to cease mining lignite on or about February 29, 1996. In connection with the mine closing, TMPAacknowledged its obligations to (i) pay Navasota certain termination costs and (ii) assume Navasota's interest as lessee under a leveraged lease concurrent with the termination date. In addition, TMPAasserted a claim against the Corporation and Navasota relating to adverse consequences to TMPA as a result of excessive groundwater conditions which occurred at the mine in past years. TMPAand the Corporation are currently attempting to resolve these matters as part of a comprehensive settlement of all matters relating to the mining services contract and its termination. Other than the loss of future revenue and earnings, the Corporation does not expect that resolution of these matters will have a material adverse effect on its 1996 results of operations or financial condition.

Bridge Loan Repayment and Bridge Loan Extension: On March 29, 1996, the Corporation paid the outstanding balance owing under the bridge loan. On March 31, 1996, the Corporation agreed to amend certain terms and conditions of the bridge loan facility including, among other things, establishment of a new borrowing capacity and extension of the maturity date. On April 2, 1996, as partial consideration for the extension of the bridge loan facility, the Corporation paid $14,427 interest on the antecedent debt that had been accrued and deferred from July 1, 1995 through March 31, 1996. See the "Short-Term Debt
- - New and Amended Credit Facilities"Note to Consolidated Financial Statements.

MKRail Stockholders' Rights Plans: In January 1996, MKRail's Board of Directors adopted a Stockholders' Rights Plan (the "Rail Rights Plan"). Under the terms of the Rail Rights Plan, preferred stock purchase rights ("Rail Rights") were distributed as a dividend at the rate of one Rail Right for each share of MKRail's common stock held as of the close of business on January 30, 1996. The number of Rail Rights outstanding is subject to adjustment under certain circumstances, and all Rail Rights expire on January 30, 2006.

          Each Rail Right will entitle the holder to buy 1/100th of a share of the MK Rail's Series C Junior Participating Preferred Stock at an exercise price of $16 for each 1/100th of a share. Each preferred share is designed to be equivalent in voting and dividend rights to 100 shares of common stock. The Rail Rights will be exercisable and will trade separately from the common stock only if a person or group of persons (such as a potential acquisition of the Corporation's 65% ownership interest in MKRail) becomes the beneficial owner of 10 percent or more of MK Rail's common stock, if a person commences a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 10 percent or more of MKRail's common stock, if a current holder (such as the Corporation) of 10 percent or more of the common stock acquires additional shares of the MKRail's common stock, or if a "change of control event" occurs with respect to a current holder (such as the Corporation) of 20 percent or more of the MK Rail's common stock.

          MK Rail will be entitled to redeem the Rail Rights at a price of $.001 per Rail Right at any time prior to the time any person acquires 10 percent or more of MK Rail's common stock or a current holder of 10 percent or more of the common stock acquires additional shares of the common stock, or, with respect to a current holder that owns more than 20 percent of the common stock, a "change of control event" occurs.

          In April 1996, the MK Rail Board of Directors amended the Rail Rights Plan to provide that the Corporation's creditors would not be deemed to beneficially own shares of MKRail by reason of negotiations among the Corporation and those creditors with respect to the Recapitalization or other restructuring alternatives. The Corporation has requested that MK Rail's Board of Directors further amend the Rail Rights Plan to exclude agreements with respect, or implementation of, the Corporation's Recapitalization from the triggering events under the Rail Rights Plan. The MK Rail Board has not yet agreed to adopt such amendments.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
Not Applicable.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

DIRECTORS

   Following is a list as of March 31, 1996, of the names and ages of the directors of the Corporation, all positions held by them with the Corporation, their terms of office as directors together with the date of their election as such, the business experience of each director during the past five years and other directorships held by each director.

              Directors Whose Terms of Office Continue Until 1996
              ---------------------------------------------------

Christopher B. Hemmeter, Age 56

   Owner, Hemmeter Companies (Real Estate Development), Los Angeles, California. Formerly, Partner of Hemmeter Partners and Chairman of Hemmeter Enterprises, Inc., Denver, Colorado. Mr. Hemmeter also serves as director for Hemmeter Enterprises, Inc. and Harrah's Jazz Company, neither of which is a parent, subsidiary or affiliate of the Corporation. Mr. Hemmeter has served as a director since 1988.

   Member: Executive Compensation and Nominating Committee

Robert A. McCabe, Age 61

   President, Pilot Capital Corporation (Private Equity Financing), New York, New York. Mr. McCabe also serves as a director for Church & Dwight Co., Inc., Thermo Electron Corporation, Thermo Instruments Systems, Inc. and Borg-Warner Security Corporation, none of which is a parent, subsidiary or affiliate of the Corporation. Mr. McCabe has served as a director since 1972.

   Member: Executive Compensation and Nominating Committee.

Robert S. Miller, Jr., Age 54

   Chairman of the Board of the Corporation. Formerly, Senior Partner, James D. Wolfensohn, Inc. (Investment Banking Firm) and formerly, Vice Chairman of Chrysler Corporation. Mr. Miller also serves as a director of MK Rail Corporation, a majority-owned subsidiary of the Corporation, and as a director for Coleman Corp., Federal-Mogul Corp., Fluke Corporation, Pope & Talbot, Inc. and Symantec Corp., none of which is a parent, subsidiary or affiliate of the Corporation. Mr. Miller has served as a director since 1995.

              Directors Whose Terms of Office Continue Until 1997
              ---------------------------------------------------

Peter S. Lynch, Age 52

   Trustee, the Fidelity Group of Funds and Vice Chairman, Fidelity Management & Research Company (Mutual Fund and Pension Management Firm), Boston, Massachusetts. Formerly, Portfolio Manager, Fidelity Magellan Fund, Boston, Massachusetts. Mr. Lynch also serves as a director for W. R. Grace & Co., which is not a parent, subsidiary or affiliate of the Corporation. Mr. Lynch has served as a director since 1988.

   Member: Audit Committee.

Gerard R. Roche, Age 64

   Chairman of the Board, Heidrick & Struggles, Inc. (International Executive Search Firm), New York, New York. Heidrick & Struggles, Inc. performs general executive search services for the Corporation. Mr. Roche has served as a director since 1990.

   Member: Audit Committee.

Robert A. Tinstman, Age 49
   President and Chief Executive Officer of the Corporation. Formerly, President of the Corporation's Mining Group. Mr. Tinstman has served as a director since 1995.
              Directors Whose Terms of Office Continue Until 1998
              ---------------------------------------------------

Lindsay E. Fox, Age 58

   Founder and Non-Executive Chairman, Fox Group Holdings Pty. Ltd. (Transport, Warehousing and Logistics), Melbourne Australia. Formerly, Chairman of Linfox Group, Melbourne, Australia. Mr. Fox also serves as a director for Premier Investments, Limited, which is not a parent, subsidiary or affiliate of the Corporation. Mr. Fox has served as a director since 1992.

   Member: Executive Compensation and Nominating Committee.

                                     III-1

John W. Rogers, Jr., Age 37

   Founder and President, Ariel Capital Management, Inc. (Institutional Money Management and Investment Advisor Firm), Chicago, Illinois. Mr. Rogers also serves as a director for Aon Corporation which is not a parent, subsidiary or affiliate of the Corporation. Mr. Rogers has served as a director since 1993.

   Member: Audit Committee.

EXECUTIVE OFFICERS.

Following is a list as of March 31, 1996, of the names and ages of the executive officers and all positions held by them with the Corporation together with the date of their election to corporate office. Executive officers of the Corporation are elected by the Board of Directors for terms of one year or until their successors are elected and qualified.

                                           POSITIONS WITH             OFFICER
NAME                          AGE          THE CORPORATION             SINCE
- --------------------------------------------------------------------------------
 Robert A. Tinstman           49    President and Chief Executive       1995
                                    (Principal Executive Officer)

 Stephen G. Hanks             45       Executive Vice President,        1990
                                   Chief Legal Officer and Secretary

 Denis M. Slavich             55   Executive Vice President and         1995
                                      Chief Financial Officer
                                    (Principal Financial Officer)

 Gregg A. Crockett            37       Vice President - Business        1995
                                       Management and Controller
                                     (Principal Accounting Officer)

 Thomas H. Zarges             48   Senior Vice President - Operations   1995

 Thomas F. Kealey             44   Senior Vice President - Finance      1994

 Douglas L. Brigham           30   Vice President and Treasurer         1993

 Charles W. Simpson           59    Vice President-Government      February 1996
                                       and Public Affairs

 Alvia L. Henderson           46      Vice President - Human Resources  1995


          During the past five years, Messrs. Tinstman, Hanks, Crockett, Brigham and Simpson and Ms. Henderson served the Corporation and its subsidiaries in various executive or management capacities.

          Prior business experience of executive officers that have not been employed by the Corporation in an executive or managerial capacity during the last five years:

          Mr. Slavich was previously vice president, marketing of Fluor Daniel, Inc. Prior to his association with Fluor Daniel, Inc., he served as corporate director, senior vice president and manager of international power projects and chief financial officer of Bechtel Group, Inc., where he was employed for 20 years.

          Mr. Zarges served the Corporation as president of the engineering and construction group since his employment with the Corporation in August 1991. Prior to his employment with the Corporation, Mr. Zarges served as vice president of Business Development and Support Services of United Engineers & Constructors, a subsidiary of Raytheon Corporation.

          Mr. Kealey served the Corporation as senior vice president - finance since his employment with the Corporation in August 1994. Prior to his employment with the Corporation, Mr. Kealey served as senior vice president - business development and international of GE Capital Railcar Services, a unit of General Electric Company in Chicago, Illinois where he was employed for four and one-half years. Prior to his employment with GECapital Railcar Services he served for four years as President of The RoadRailer Company and President of Transportation Corporation of America, subsidiaries of Duchossois Enterprises, Elmhurst, Illinois.

                                     III-2

CERTAIN LEGAL PROCEEDINGS

          See the disclosure under Item 3. "Legal Proceedings" for a discussion concerning certain lawsuits either settled or currently pending against the Corporation and its directors and/or officers.

          In addition, Christopher B. Hemmeter, a director of the Corporation, has served as an executive officer of each Hemmeter Enterprises, Inc. and Grand Palais Riverboat, Inc., and a member of the executive committee of Harrah's Jazz Company, which companies have filed petitions under Chapter 11 of the Federal bankruptcy laws.

FILING DISCLOSURE

          Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Corporation's officers and directors and persons who own more than 10% of the Corporation's common stock to file reports of beneficial ownership and changes in beneficial ownership in the Corporation's common stock with, among others, the Securities and Exchange Commission and to furnish the Corporation with copies.

          Based on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Corporation believes that, during the last completed fiscal year, the following late reports were filed with the Securities and Exchange Commission by directors, officers and/or beneficial owners of more than 10 percent of the Company's common stock: J. Arrillaga, a director of the Corporation, filed an amended Form 5, Annual Statement of Changes in Beneficial Ownership, dated January 25, 1996, to report the acquisition from March 1992 through January 1995 of 480.822 shares of the Corporation's common stock under the Corporation's Dividend Reinvestment Program; T.F. Kealey, an executive officer of the Corporation, filed a Form 4, Statement of Changes in Beneficial Ownership, dated August 24, 1995, to report the sale on July 14, 1995 of 1,000 shares of the Corporation's common stock; T.H. Zarges, an executive officer of the Corporation, filed a Form 4, Statement of Changes in Beneficial Ownership, dated September 8, 1995, to report the disposition on May 13, 1995 of 624 shares of the Corporation's common stock surrendered in payment of taxes upon vesting of restricted stock pursuant to tax withholding rights under the Corporation'sStock Compensation Plan.

ITEM 11. EXECUTIVE COMPENSATION

          Director Compensation. Non-employee directors receive a retainer fee of $5,000 per quarter, plus $1,000 for each day of attendance at a Board of Directors meeting and $500 for each standing or special committee meeting attended. Committee chairmen receive an additional $3,000 per year. Directors who are employees of the Corporation receive no additional compensation for serving as directors.

          William P. Clark was elected to the position of Acting Chairman of the Board on February 9, 1995, and served therein until his resignation on March 20, 1995. During that time, Mr. Clark did not receive any retainer or meeting fees. On March 27, 1995, the Board approved payment to Mr. Clark of the amount of $147,000, which was invoiced by Mr. Clark for services he rendered as Chairman of the Succession and Search Committee of the Board and as Acting Chairman of the Board.

          On April 1, 1995, the Corporation entered into a three-year agreement with Robert S. Miller, Jr., pursuant to which Mr. Miller was retained as a non-executive Chairman of the Board. Under the terms of the agreement, Mr. Miller is to receive an annual fee of $180,000. In addition to the options normally granted to new directors under the Stock Option Plan for Non-Employee Directors (as described below), he was also granted options to purchase 250,000 shares of the Corporation's common stock at an exercise price of $6.00 per share. Such options are scheduled to vest with respect to 100,000 shares on April 1, 1996, 100,000 shares on April 1, 1997 and the remaining 50,000 shares on April 1, 1998. Mr. Miller was also awarded 20,000 shares of restricted stock, all of which vested on October 1, 1995. Mr. Miller is paid no meeting or retainer fees. On February 9, 1996, the Executive Compensation and Nominating Committee of the Board of Directors ("Compensation Committee") awarded a bonus to Mr. Miller in the amount of $250,000 in recognition of his efforts in the restructuring of the Corporation.

          Non-employee directors may also participate in the Corporation's group health and dental plan, group life insurance plan and group travel accident insurance plan. The Corporation pays all costs associated with the non-employee directors' participation in the group plans, although such costs are imputed as taxable income to the directors. During 1995, Mrs. Peden and Messrs. Brzezinski, Clark, McCabe, Roche and Rogers participated in some or all of the group plans.

          Retirement Plan for Non-employee Directors. In order to attract and retain qualified outside directors, the Corporation maintains the Retirement Plan for Non-employee Directors. The plan provides that non-employee directors are eligible for a retirement benefit if they retire from the Board (i) at age 55 or above with at least five years of service, (ii) at any age with at least 15 years of service or (iii) after becoming disabled while serving. An eligible non-employee director who becomes disabled or who retires from the Board is entitled to receive an annual benefit over a period of time equal to the number of months such eligible non-employee director served on the Board (not to exceed 180 months). The amount of such annual benefit is equal to 100% of the director's total compensation for the final 12 months immediately preceding

                                     III-3
retirement from the Board. This benefit is referred to as the "standard benefit." Pursuant to the terms of the settlement of derivative litigation, incumbent non-employee directors who were defendants in such litigation (other than Mrs. Peden) will relinquish five years of credited service under the plan. See Item 3. "Legal Proceedings."

          In lieu of the standard benefit, non-employee directors who were first elected to the Board prior to November 20, 1992 have the following retirement options: (i) for retirement after reaching mandatory retirement age (currently age 70 unless waived by the Board of Directors) or after having served at least 15 years, such director may elect to receive an annual benefit for life equal to 50% of the director's total compensation for the final 12 months immediately preceding retirement from the Board, (ii) for disability or retirement prior to mandatory retirement age or 15 years of service, such director may elect to receive for a period of time equal to the number of months he or she served on the Corporation's Board an annual benefit equal to 50% of the director's total compensation for the final 12 months immediately preceding retirement from the Board. Payments under the plan are made quarterly in equal amounts.

          Stock Option Plan for Non-employee Directors. The Corporation's Stock Option Plan for Non-employee Directors was approved by stockholders of the Corporation on April 30, 1990. The purpose of the plan is to encourage the highest level of performance from members of the Board of Directors who are not employees of the Corporation by providing non-employee directors with a proprietary interest in the financial success of the Corporation. Under the plan, non-employee directors are granted discounted options to purchase the Corporation's common stock. Each current non-employee director has been granted an option to purchase 12,000 shares of common stock. The purchase price per share for shares covered by the option award is equal to 50% of the fair market value of the Corporation's common stock on the date of grant. Options granted under the plan are nontransferable and nonassignable by the participant other than by will or by the laws of descent and distribution.

          The options granted under the plan vest over a three-year period in annual increments of one-third on each anniversary of the date of grant for participants who continue to serve on the Board of Directors. If a participant ceases to be a non-employee director for any reason except termination for cause, all vested options then held are exercisable for a period of three years and all unvested options terminate 30 days after the participant ceases to be a non-employee director. If a participant is terminated for cause, all vested options are exercisable for a period of 30 days and all unvested options automatically terminate.

          Non-employee Directors Deferred Compensation Plan. The Corporation's Non-employee Directors Deferred Compensation Plan provides non-employee directors with the option of electing to defer compensation (which is defined as retainer and meeting attendance fees). The plan provides for compensation to be deferred until a time following the participant's termination as a director. Such compensation may be deferred to a cash account which accrues interest at prime rate (established by Citibank, N.A.) or into stock units, upon which dividends, if any, are credited in the form of additional stock units. Stock units are distributed in the form of actual shares of the Corporation's common stock in a single sum or in annual installments over a period of between five and 20 years, at the participant's election. Cash accounts may be distributed over the same periods.

                                     III-4

          Executive Compensation. The following table summarizes all plan and non-plan compensation awarded or paid to, or earned by, each of the Named Executives (all individuals who acted as the chief executive officer during the last fiscal year and the other four most highly-compensated executive officers of the Corporation and its subsidiaries, plus Mr. L.E. Salci, who would have been included as one of the Named Executives but for the fact that he terminated employment with the Corporation prior to year-end):

      SUMMARY COMPENSATION TABLE FOR FISCAL YEARS ENDED 1993, 1994 AND 1995

                                               Annual Compensation                 Long Term Compensation
                                             -----------------------------------------------------------------
                                                                                  Awards             Payouts
                                                                       -------------------------------------------------------------

                                                                                         Securities
                                                               Other       Restricted    Underlying                 All
                                                               Annual         Stock       Options/    LTIP         Other
Name and Principal                   Salary         Bonus    Compensation    Award(s)       SARs     Payouts       Comp.
Position                       Year   ($)            ($)         ($)           ($)          (#)      ($)/16/        ($)
- ------------------------------------------------------------------------------------------------------------------------------------

R. A. Tinstman                 1995  305,481         35,000    24,241/1/    211,505/15/    100,000         0   29,220/17/
President and                  1994  284,615              0    23,988/2/          0              0         0   28,851
Chief Executive Officer        1993  250,000        140,000    23,430/3/          0              0   102,515   37,379

S. G. Hanks                    1995  316,442         35,000    20,050/4/    211,505/15/    100,000         0   22,720/18/
Executive Vice President       1994  358,173              0    16,548/5/  1,010,000/15/     50,000         0   31,216
and Chief Legal Officer        1993  250,000        150,000    13,311/6/          0              0   102,515   35,320

T. H. Zarges                   1995  250,000         29,166    13,390/7/    176,256/15/          0         0   25,052/19/
Senior Vice President -        1994  243,700              0     6,322/8/    108,125/15/          0         0   23,844
Operations and President -     1993  206,768         10,000         0        123,125/15/      7,000       --   16,235
Engineering & Construction
 Group

D. M. Slavich                  1995  219,231         35,000     7,203/9/     211,505/15/    100,000        0   24,107/20/
Executive Vice President and   1994       --             --        --             --             --       --       --
Chief Financial Officer        1993       --             --        --             --             --        --       --

S. Y. Chi                      1995  214,212         26,250         0              0              0         0    9,872/21/
President - Mining Group       1994  175,000         60,000         0              0         10,000         0   11,972
                               1993  147,500         55,000         0        123,125/15/     15,000         0    8,449

W. J. Agee                     1995  115,385              0     4,345/10/          0              0         0    5,769/22/
Chairman, President and        1994  750,000              0   198,508/11/          0              0         0   70,040
Chief Executive Officer        1993  750,000        950,000   169,761/12/          0              0   395,415  164,919
through 2/09/95

L. E. Salci                    1995  253,205        125,000    15,450/13/          0              0         0   40,181/23/
President - Transit Group      1994  186,539         37,500     8,168/14/    432,500         25,000         0      470
through 10/20/95               1993       --             --        --             --             --        --       --

/1/Disability insurance premium of $12,164 and tax gross-up of $12,077 on the foregoing disability insurance premium and the value of the term life insurance premium reported under footnote 17 to this table.

/2/Disability insurance premium of $12,089 and tax gross-up of $11,899 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/3/Disability insurance premium of $12,020 and tax gross-up of $11,410 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/4/Disability insurance premium of $10,073 and tax gross-up of $9,977 on the foregoing disability insurance premium and the value of the term life insurance premium reported under footnote 18 to this table.

/5/Disability insurance premium of $8,243 and tax gross-up of $8,305 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/6/Disability insurance premium of $6,783 and tax gross-up of $6,528 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/7/Disability insurance premium of $6,482 and tax gross-up of $6,908 on the foregoing disability insurance premium and the value of the term life insurance premium reported under footnote 19 to this table.

/8/Disability insurance premium of $2,957 and tax gross-up of $3,365 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/9/Disability insurance premium of $3,252 and tax gross-up of $3,951 on the foregoing disability insurance premium and the value of the term life insurance premium reported under footnote 20 to this table.

/10/Reimbursement for medical coverage continuation upon termination of his employment with the Corporation.

/11/Imputed income of $46,075 for use of the Corporation facilities and $48,898 tax gross-up thereon, gross-up of $90,621 on prior years' salary adjustment for use of Corporation facilities, disability insurance premium of $4,533 and tax gross-up of $8,381 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

                                     III-5

/12/Imputed income of $40,403 for use of Corporation facilities and $37,713 tax gross-up thereon, $81,212 tax gross-up on prior years' salary adjustments for use of Corporation facilities, disability insurance premium of $4,423 and tax gross-up of $6,010 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/13/Disability insurance premium of $8,737 and tax gross-up of $6,713 on the foregoing disability insurance premium.

/14/Disability insurance premium of $4,415 and tax gross-up of $3,753 on the foregoing disability insurance premium and the value of the term life insurance premium included for such year in the last column to this table.

/15/As of December 31, 1995, the number and value of shares of restricted stock held by Messrs. Tinstman, Hanks, Zarges, Slavich, Chi, Agee, and Salci were, respectively: Mr. Tinstman held 31,334 shares granted under the Stock Compensation Plan valued at $135,128 at year-end 1995. As of March 15, 1996, such shares carried a value of $47,001. Mr. Hanks held 31,334 shares granted under the Stock Compensation Plan valued at $135,128 at year-end 1995. As of March 15, 1996, such shares carried a value of $47,001. Mr. Hanks also held 24,000 shares granted under the Stock Incentive Plan valued at $103,500 at year-end 1995. As of March 15, 1996, such shares carried a value of $36,000. Mr. Zarges held 2,500 shares granted under the Stock Incentive Plan valued at $10,781 at year-end 1995. As of March 15, 1996, such shares carried a value of $3,750. Mr. Zarges also held 29,862 shares granted under the Stock Compensation Plan valued at $128,780 at year-end 1995. As of March 15, 1996, such shares carried a value of $44,793. Mr. Slavich held 31,334 shares granted under the Stock Compensation Plan valued at $135,128 at year-end 1995. As of March 15, 1996, such shares carried a value of $47,001. Mr. Chi held 2,500 shares granted under the Stock Incentive Plan valued at $10,781 at year-end 1995. As of March 15, 1996, such shares carried a value of $3,750. Messrs. Agee and Salci each hold 0 shares of restricted stock. Dividends are payable on shares of restricted stock granted under the Stock Incentive Plan and the Stock Compensation Plan to the extent the Corporation declares a dividend. On June 30, 1995, Mr. Tinstman, Mr. Hanks and Mr. Slavich were each granted an award of 31,334 shares under the Stock Compensation Plan (each valued at $47,001 as of March 15, 1996) which will vest based upon the formula described in the second paragraph to this footnote
15. On February 7, 1994, Mr. Hanks was granted an award of 40,000 shares of restricted stock (valued at $60,000 as of March 15, 1996), which vested immediately with respect to 20% of the shares, with the remainder vesting in four equal increments over the following four years. On June 30, 1995, Mr. Zarges was granted an award of 26,112 shares of stock under the Stock Compensation Plan (valued at $39,168 as of March 15, 1996) which will vest based upon the formula described in the second paragraph to this footnote 15. On August 6, 1993, Mr. Zarges was granted an award of 5,000 shares of restricted stock (valued at $7,500 as of March 15, 1996), which vests in four equal increments on each of the first, second, third, and fourth anniversaries of the date of grant. On May 13, 1994, Mr. Zarges was granted an award of 5,000 shares of restricted stock (valued at $7,500 as of March 15, 1996), which vests in four equal increments on each of the first, second, third, and fourth anniversaries of the date of grant. On August 8, 1993, Mr. Chi was granted an award of 5,000 shares of restricted stock (valued at $7,500 as of March 15, 1996), which vests in four equal increments on each of the first, second, third and fourth anniversaries of the date of grant.

Shares of restricted stock awarded to the Named Executives on June 30, 1995 under the Stock Compensation Plan are subject to a vesting schedule determined by the following formula: The number of shares of each Named Executive for which restrictions will lapse on July 1, 1996, up to a maximum 100% vesting, equals (X/Y) x N, where X = the Award Date Value; Y = the Incentive Fair Market Value of the Shares, and N = the number of Shares of Restricted Stock awarded on June 30, 1995. The Award Date Value of each Named Executive is determined by multiplying each Named Executive's Incentive Award (70% of base salary) by two-thirds. The Award Date Value for Messrs. Tinstman, Hanks, and Slavich is $140,000 each, and the Award Date Value for Mr. Zarges is $116,667. The Incentive Fair Market Value for each Named Executive is determined by multiplying the number of shares under each Named Executive's award by the lesser of (i) the average fair market value of a share between July 1, 1995 and July 1, 1996 and (ii) the average fair market value of a share between June 1, 1996 and July 1, 1996. Any shares which remain subject to restrictions on July 2, 1996 will be forfeited by the Named Executives. The restricted stock granted to the Named Executives on June 30, 1995 will be forfeited if the Corporation files bankruptcy under Title 11 of the United States Code prior to July 1, 1996.

/16/This column discloses amounts paid under the Corporation's 3-Year Plan. For a description of such plan, see the section herein titled "Long-Term Incentive Plans. A. 3-Year Plan."

/17/Amount is comprised of $7,909 matching contributions to employee's ESOP and 401(k) accounts, $489 matching contribution to employee's Deferred Compensation Plan account, $3,274 attributable to a rebate paid to Mr. Tinstman by the Corporation as a result of savings realized by booking air travel at an economy class, and $17,548 attributable to a life insurance policy on Mr. Tinstman's life under the Key Executive Life Insurance Plan, of which $584 represents the dollar value of the term life insurance premium and $16,964 represents Mr. Tinstman's interest in the policy's cash surrender value as projected on an actuarial basis attributable to the 1995 premium.

/18/Amount is comprised of $7,998 matching contributions to employee's ESOP and 401(k) accounts, $864 for service recognition, and $13,858 attributable to a life insurance policy on Mr. Hanks' life under the Key Executive Life Insurance Plan, of which $458 represents the dollar value of the term life insurance premium and $13,400 represents Mr. Hanks' interest in the policy's cash surrender value as projected on an actuarial basis attributable to the 1995 premium.

/19/Amount is comprised of $7,849 matching contributions to employee's ESOP and 401(k) accounts, $80 matching contribution to employee's Deferred Compensation Plan account, and $17,123 attributable to a life insurance policy on Mr. Zarges' life under the Key Executive Life Insurance Plan, of which $440 represents the dollar value of the term life insurance premium and $16,683 represents Mr. Zarges' interest in the policy's cash surrender value as projected on an actuarial basis attributable to the 1995 premium.

/20/Amount is comprised of $6,010 matching contributions to employee's ESOP and 401(k) accounts and $18,097 attributable to a life insurance policy on Mr. Slavich's life under the Key Executive Life Insurance Plan, of which $918 represents the dollar value of the term life insurance premium and $17,179 represents Mr. Slavich's interest in the policy's cash surrender value as projected on an actuarial basis attributable to the 1995 premium.

/21/Amount is comprised of $7,940 matching contributions to employee's ESOP and 401(k) accounts, $1,050 matching contributions to employee's Deferred Compensation Plan account, and $882 for service recognition.

/22/Amount is comprised of matching contributions to Mr. Agee's ESOP and 401(k) accounts.

/23/Amount is comprised of $22,269 paid to Mr. Salci in a lump sum as compensation for a forfeited retirement benefit with his previous employer, and $17,912 attributable to a life insurance policy on Mr. Salci's life under the Key Executive Life Insurance Plan, of which $495 represents the dollar value of the term life insurance premium and $17,417 represents Mr. Salci's interest in the policy's cash surrender value as projected on an actuarial basis attributable to the 1995 premium.

                                     III-6

          Option Grants. The following table summarizes pertinent information concerning individual grants of stock options, including a theoretical grant date present value for each such grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                       Individual Grants
- -----------------------------------------------------------------------------
                    Number of
                    Securities
                    Underlying          % of Total
                    Options/           Options/SARs   Exercise
                      SARs              Granted to    or Base
                    Granted             Employees      Price       Expiration      Grant Date
Name                  (#)/1/         in Fiscal Year    ($/Sh)         Date      Present Value ($)
- ------------------------------------------------------------------------------------------------------------------------------------

R. A. Tinstman       100,000/2/         32.8           $6.00        4/01/05        $343,696/4/
S. G. Hanks          100,000/2/         32.8           $6.00        4/01/05        $343,696/4/
T. H. Zarges               0               0            N/A           N/A                 0
D. M. Slavich        100,000/3/         32.8           $8.00        3/08/05        $460,689/4/
S. Y. Chi                  0               0            N/A           N/A                 0
W. J. Agee                 0               0            N/A           N/A                 0
L. E. Salci                0               0            N/A           N/A                 0

/1/Limited Stock Appreciation Rights ("LSARs") in a like number were granted to the optionee in conjunction with the grant of stock options. An LSAR provides the optionee with the right, under certain circumstances, to receive cash in an amount equal to the difference between the exercise price of the option and its fair market value on the date of exercise. Subject to the conditions below, LSARs are exercisable only to the extent the underlying options are exercisable. When an LSAR is exercised, the underlying option is canceled, and vice versa. LSARs may not be exercised within six months of the date of grant and may be exercised only during the 60-day period following a "trigger event", as defined in the plan pursuant to which the LSARs were granted. Such trigger events generally involve circumstances constituting a change in control of the corporation granting the stock option.

/2/The stock options were granted on April 1, 1995. The options vested with respect to 50% of the shares on October 1, 1995, with the remaining shares vesting on April 1, 1996. Limited Stock Appreciation Rights in a like number were granted in connection with the options. For a description of such Limited Stock Appreciation Rights, see footnote 1 to this table.

/3/The stock options were granted by the Corporation on March 8, 1995. All of such options were immediately exercisable. Limited Stock Appreciation Rights in a like number were granted in connection with the option. For a description of such Limited Stock Appreciation Rights, see footnote 1 to this table.

/4/These dollar amounts are the result of calculations using the Black-Scholes based option valuation model. In calculating the grant date present value set forth in the table, a factor of 43.1% has been assigned to the volatility of the common stock and the annualized dividend yield has been set at 0.0%, based on 36 months of historical data. The risk-free rate of return has been determined to equal the yield on the U.S. Treasury Security whose duration matches the expected life of each option. The expected option life of seven years has been used and the grant date present value has been calculated considering a 3% per year forfeiture rate for nonvested options. The grant date present value set forth in the table is a theoretical value and may not accurately determine present value. The actual value, if any, the optionee will realize will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

          Aggregate Option Exercises and Fiscal Year-End Option Values. The following table summarizes pertinent information concerning the exercise of stock options during fiscal year 1995 by each of the Named Executives and the fiscal year-end value of unexercised options:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                   Number of           Value of Unexercised,
                                                             Securities Underlying         In-the-Money
                                                                  Unexercised             Options/SARs at
                                                                  Options/SARs          Fiscal Year End ($)
                                                               at Fiscal Year End (#)

                         Shares Acquired            Value           Exercisable/           Exercisable/
Name                     on Exercise (#)          Realized ($)    Unexercisable            Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------

R. A. Tinstman                0                       0             101,602  /                   0 /
                                                                     55,000                      0
S. G. Hanks                   0                       0             119,952  /                   0 /
                                                                    133,750                      0
T. H. Zarges                  0                       0              19,000  /                   0  /
                                                                      6,000                      0
D. M. Slavich                 0                       0             100,000  /                   0  /
                                                                          0                      0
S. Y. Chi                     0                       0              21,238  /                   0  /
                                                                     17,500                      0
W. J. Agee                    0                       0                   0  /                   0  /
                                                                          0                      0
L. E. Salci                   0                       0              25,000  /                   0  /
                                                                          0                      0

                                     III-7

          Long-Term Incentive Plans.

          A. 3-Year Plan. On October 3, 1991 the Corporation established the 3-Year Plan. Participation in the 3-Year Plan is limited to those individuals who are able to significantly influence the Corporation's long-term performance and who are selected to participate by the Compensation Committee.

          The 3-Year Plan is designed to compare Total Shareholder Return for the Corporation at the end of the initial three-year period (January 1, 1989 to December 31, 1991) and each rolling three-year period thereafter, against Total Shareholder Return for the same period for each of 12 other companies ("Competitors")1 which operate primarily in the same markets in which the Corporation operates.

          At the end of each three-year performance period, each Competitor and the Corporation are ranked based upon their Total Shareholder Return. The 3-Year Plan provides that targeted bonuses2, if any, are paid at the end of each performance period according to the following table:


        Corporation's Percentile Ranking        Percent of Target Bonus Earned
            Within Competitor Group                    by Participants
       ------------------------------------------------------------------------
                 0 to 35th                                    0%
                  47.5th                                     50%
                   60th                                     100%
                  72.5th                                    150%
                85 to 100th                                 200%

A percentile ranking falling between numbers is interpolated.

          In the event of a change in control, as defined in the 3-Year Plan, bonuses become immediately payable. Such bonuses would be based upon Total Shareholder Return calculated as of the last day of the month immediately preceding the month in which the change in control occurred and would be prorated based upon the number of full calendar months of service rendered by the participant during the performance period and prior to the change in control.

          On February 10, 1995, Messrs. Tinstman, Hanks, Salci, and Zarges were designated as participants in the 3-Year Plan for the 1995-1997 performance period. Accordingly, the following table summarizes estimated payment information under the 3-Year Plan for the performance period January 1, 1995 through December 31, 1997.

         LONG-TERM INCENTIVE PLAN - ESTIMATED PAYOUTS UNDER 3-YEAR PLAN

                                                                             Estimated Future Payouts
                                               -------------------------------------------------------------------------------
                 Number of Shares, Units              Performance                 Threshold/2/       Target/3/       Maximum/4/
Name              or Other Rights (#)/1/           Period Until Payout                 ($)               ($)             ($)
- ---------------------------------------------------------------------------------------------------------------------------------
R. A. Tinstman                            January 1, 1995 - December 31, 1997         5,712             105,000        210,000
S. G. Hanks                               January 1, 1995 - December 31, 1997         5,712             105,000        210,000
T. H. Zarges                              January 1, 1995 - December 31, 1997         4,760              87,500        175,000
L. E. Salci/5/                            January 1, 1995 - December 31, 1997             0                   0              0

- ----------------------------
/1/ This column is left blank because payouts under the 3-Year Plan are made in cash, rather than stock or stock units.

/2/ Assumes that the Corporation's Total Shareholder Return falls on the 36.36th percentile when ranked with the Competitors.

/3/ Assumes that the Corporation's Total Shareholder Return falls on the 60th percentile when ranked with the Competitors.

/4/ Assumes that the Corporation's Total Shareholder Return falls above the 85th percentile when ranked with the Competitors.

/5/ In order for a participant to be entitled to an award under the 3-Year Plan, such individual generally must be rendering services to the Corporation on the last day of the performance period. Mr. Salci constructively terminated on October 20, 1995, under the terms of his employment agreement. Under the terms of the agreement, Mr. Salci's award became immediately vested on that date. Because the Corporation's ranking as of that date was below the threshold, the value of the award was zero. Accordingly, Mr. Salci is not entitled to any benefit thereunder.

          B. 5-Year Plans. During 1993, Messrs. Hanks and Tinstman were awarded participation in long-term incentive plans that were tailored to each of their positions (the "Individual 5-Year Plans"). Such plans provide the participants with an opportunity for a cash award at the end of a five-year performance period. No shares of Corporation common stock, performance units or other stock rights are involved.

/1/ The Competitors are Guy F. Atkinson Company of California; Enserch Corporation; Floor Corporation; Foster Wheeler Corporation; Jacobs Engineering Group, Inc.; McDermott International, Inc.; Perini Corporation; Stone & Webster, Incorporated and The Turner Corporation.

/2/ The Compensation Committee, in conjunction with recommendations previously made by compensation experts, has set each participant's target bonus, which is a percentage of his base salary. Target bonus percentages for the three-year period ending on December 31, 1995, were 35% for each of Messrs. Tinstman, Hanks, and Chi and 45% for Mr. Agee. The first three-year period for which Messrs. Zarges and Salci are elligible to receive an award would by the three-year period ending December 31, 1996.


                                     III-8

          Mr. Hanks' Individual 5-Year Plan measures annually (over the five-year period January 1, 1993 to December 31, 1997) the Corporation's after-tax net income as a percentage of its average total capital. In the case of Mr. Tinstman, who was President of the Mining Group at the time he was awarded participation in his Individual 5-Year Plan, the performance formula is modified to measure over the same period the contribution to net income at the Mining Group level over such group's average capital employed ("ROTC").

          A positive award pool is created each year during the performance period in an amount equal to the Corporation's net income (in the case of Mr. Hanks) or contribution to net income by each group (in the case of Mr. Tinstman) in excess of the predetermined ROTC goal set by the Compensation Committee. If net income or contribution to net income falls below the ROTC goal in any given year, the amounts by which the Corporation or Mining Group failed to meet its goal become a negative award pool for such individual. The negative award pool is not capped at any maximum amount.

          Each participant shares in the annual award pool (which may be positive or negative based upon Corporation or group performance) applicable to his position in accordance with a sharing percentage established by the Compensation Committee. The participant's share of the award pool, which may be positive or negative, is not paid to the executive. Rather, such amounts are tracked throughout the five-year performance period by the Corporation and "netted" at the end thereof. With respect to Mr. Hanks, a "cumulative" five-year award greater than zero can be adjusted upward if the compound annual growth rate in the Corporation's stock price exceeds targets established by the Compensation Committee. Payments to participants under the Individual 5-Year Plans, if any, are reduced by payments received by participants during the same period under the Corporation's 3-Year Plan and for awards of restricted stock granted as incentive compensation during such period.

          Except in the case of death, disability or termination without cause, any payments due to participants under the Individual 5-Year Plans will be made within 120 days following December 31, 1997. In the event of a change in control, as defined in the Individual 5-Year Plans, the participants' accrued awards are immediately vested and payable.

          It is impossible for the Corporation to estimate with reasonable accuracy the many variables affecting potential payments under the Individual 5-Year Plans. Thus, it is impossible to determine whether participation in the Individual 5-Year Plans by Messrs. Hanks and Tinstman will result in cash bonuses to them at the end of the performance period and, if so, in what amounts. However, if one assumed that such plans were terminated as of December 31, 1995, Messrs. Hanks and Tinstman would be entitled to receive the following unaudited amounts: $0 and $1,618,093 respectively.

          Although Mr. Zarges was awarded participation in an Individual 5-Year Plan during 1994 applicable to his position as President of the Engineering and Construction Group, no such plan was drafted. If such plan is ultimately drafted for Mr. Zarges, it will function in all material respects as the plan described for Mr. Tinstman.

          Although Mr. Salci was awarded participation in an Individual 5-Year Plan during 1994 applicable to his position as President of the Transit Group, no such plan was drafted prior to his departure from the Corporation.

          C. CEO 5-Year Plan. In February 1991, the Compensation Committee approved the Key Executive Long-Term Incentive Plan ("CEO 5-Year Plan") upon the advice of independent compensation experts. The plan measures annually return on total capital ("ROTC") over the five-year period January 1, 1991 to December 31, 1995. An award pool is created each year in the amount by which net income exceeds the ROTC goal set by the Compensation Committee at the beginning of the five-year performance period. If net income for a given year meets but does not exceed the ROTC goal established by the Compensation Committee, the award pool for such year is $0. Finally, the award pool is negative in the amount by which net income falls below the ROTC goal for a given year.

          On February 9, 1995, Mr. Agee terminated employment with the Corporation. Mr. Agee's net accrual for years 1991 through his termination was negative. Thus, Mr. Agee received no award from the CEO 5-Year Plan.

          Pension. Corporation retirement or actuarial benefits to the Named Executives are derived principally from three sources: (i) an annuity issued by United Pacific Life Insurance Company arising out of the termination of the Morrison Knudsen Corporation Retirement Plan established January 1, 1970 and terminated December 12, 1987 ("UPL Annuity"); (ii) a retirement benefit from the Morrison Knudsen Corporation Retirement Plan established January 1, 1988 and frozen December 31, 1991 ("Frozen MKRP Benefit"); and (iii) a retirement benefit from supplemental retirement benefit agreements ("SRBA Benefit"). The details as to the source and amount of each Named Executive's retirement benefits are provided below.

                                     III-9

          The following table summarizes the estimated annual benefits payable in the form of a straight-life annuity upon normal retirement to each of the Named Executives:

                                 PENSION TABLE

                                 Frozen MKRP  SRBA Benefit/3/    Total Annual
               UPL Annuity/1/    Benefit/2/      at Age 65     Benefit at Age 65
Name                  ($)             ($)           ($)                ($)
- --------------------------------------------------------------------------------
R. A. Tinstman       9,385          17,860       10,568              37,813
S. G. Hanks          7,284          13,755            0              21,039
T. H. Zarges             0               0            0                   0
D. M. Slavich            0               0            0                   0
S. Y. Chi           13,983           7,513            0              21,496
W. J. Agee               0           9,052       99,750              99,750/4/
L. E. Salci              0               0            0                   0

/1/The amounts shown in this column are fixed amounts based upon the formula contained in the Morrison Knudsen Corporation Retirement Plan established January 1, 1970 and terminated December 12, 1987. Such amounts will not increase due to compensation paid or service rendered by the Named Executive after December 12, 1987.

/2/The amounts shown in this column are fixed amounts based upon the formula contained in the Morrison Knudsen Corporation Retirement Plan established January 1, 1988 and frozen December 31, 1991. Such amounts will not increase due to compensation paid or service rendered by the Named Executive after December 31, 1991.

/3/The Corporation has entered into a nonqualified and unfunded SRBA to provide retirement income to Mr. Tinstman. The SRBA provides Mr. Tinstman with a retirement benefit equal to the difference between (a) the retirement benefit that would be payable to him under the Morrison Knudsen Corporation Retirement plan established January 1, 1988 and frozen December 31, 1991, if it were not for certain limits imposed on him under the Internal Revenue Code of 1986, as amended; and (b) his Frozen MKRP Benefit. This difference is referred to hereafter as the "Standard SRBA Benefit." Mr. Tinstman's Standard SRBA Benefit will not increase, absent any future amendments to his SRBA, due to compensation paid or services rendered after December 31, 1991. Mr. Tinstman currently has 14 years credited service under the Frozen MKRP with the Corporation. Mr. Agee's SRBA Benefit is fixed pursuant to a settlement agreement between Mr. Agee and the Corporation dated September 20, 1995. Under the terms of such agreement, Mr. Agee waived his rights to any benefit otherwise payable under a Corporation-sponsored nonqualified pension plan or SRBA, and is provided with a supplemental employee retirement pension plan ("SERP") benefit of $99,750 per year for his life and the life of his wife. Mr. Hanks and Mr. Chi currently have 16 and 15 years credited service with the Corporation, respectively.

/4/Under the aforementioned settlement agreement with Mr. Agee, when Mr. Agee reaches age 65, his SERP benefit will be reduced by the amount of his Frozen MKRP Benefit, for a total annual benefit of $99,750.

          Key Employee Retention Plans. Effective June 30, 1995 the Corporation approved the following plans to attract and retain employees in key positions during the ensuing critical 12-month period which plans were amended on April 10, 1996. An additional plan was adopted on April 10, 1996 as described below:

          A. Key Employee Retention Incentive Plan. The Corporation approved the Key Employee Retention Incentive Plan. The plan is designed to attract and retain key employees by providing them with additional compensation from the date of adoption through July 1, 1996. The identified employees are paid a Retention Incentive Award expressed as a percentage of salary. The award percentage varies by salary and/or organization level. The award levels follow for members of the employee group who are not Statutory Insiders ("Statutory Insiders" are defined as officers, directors, or beneficial owners of 10% or more of the Corporation's common stock for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.): Executive Management (70%), Senior Management (62.5%), and Management/Professional and Technical (55%) of base salary as of June 30, 1995. The Award levels for Statutory Insiders by employee group are: Executive Management (23.3%); Senior Management (20.83%); Professional/Technical (18.33%) of base salary as of June 30, 1995. The individual Retention Incentive Award to each key employee is equal to the employee's annual base salary as of June 30, 1995, times the multiplier set forth in the Plan, which corresponds to the relevant employee group/organization level. The Retention Incentive Award for key employees other than Statutory Insiders is comprised of one-third cash (half of which was paid on December 15, 1995 and the remaining half to be paid on July 1, 1996) and two-thirds stock (to be issued on July 1, 1996). The Retention Incentive Award for the Statutory Insiders, including the Named Executives other than Mr. Chi, is a cash payment equal to the named executive officer's annual base salary multiplied by the appropriate multiplier listed in the Plan (23.3% for the Named Executives), half of which was paid on December 15, 1995 and the remaining half of which is to be paid on July 1, 1996. However, in the event of a Chapter 11 bankruptcy filing, covered employees will have the option of receiving a cash payment on July 1, 1996 equal to twice the cash payment received on December 15, 1995 ("initial cash payment"), or elect to postpone the July 1, 1996 cash payment until the earlier of the Corporation's emergence from a Chapter 11 proceeding or September 30, 1996. Covered employees who elect (prior to April 30, 1996) to postpone payment will receive an additional cash amount equal to the initial cash payment prorated on the number of days from July 1, 1996 to September 30, 1996, but no later than September 30, 1996 and no less than twenty-five percent (25%) of the initial cash payment.

          B. Retention Severance Pay Plan. The Corporation approved the Retention Severance Pay Plan. This plan encourages employees to remain employees of the Corporation notwithstanding the outcome of reorganization or restructuring of the Corporation over the 12-month period beginning July 1, 1995, by providing enhanced severance benefits to employees who are involuntarily terminated during the 12-month period. If certain events trigger the effective date of the plan and a participating employee suffers an involuntary termination of employment other than for cause during the term of the plan, such employee will receive an amount equal to four, six or nine months of his or her base salary, depending upon

                                     III-10
which group/organization level the employee falls within, reduced by (i) amounts paid or payable to the employee under the Morrison Knudsen Corporation Severance Pay Plan other than the payments made thereunder with respect to placement assistance, and (ii) in the event restrictions lapse on the restricted stock granted to the Statutory Insiders pursuant to the action of the Compensation Committee on June 30, 1995 under Section 11(c) of the Morrison Knudsen Corporation Stock Compensation Plan, the value of such stock on the date the restrictions lapse. Events that would trigger the effective date under the Plan are (a) if the Corporation sells or transfers to one or more persons, corporations or entities more than one-half of the voting shares or assets of any business unit, division or subsidiary of the Corporation, unless exempted by affirmative vote of two-thirds of the members of the Board of Directors; or (b) the filing of a petition for bankruptcy under Title 11 of the United States Code. If no event triggers the effective date of the plan, the plan automatically terminates on July 1, 1996. The plan also terminates on the confirmation of any Chapter 11 plan concerning the Corporation. Mr. Chi is the only Named Executive participating in the plan. The additional plan adopted on April 10, 1996 is substantially similar but provides covered employees with severance benefits if they are involuntarily terminated (without cause) between April 10, 1996 and December 31, 1997. Covered employees for the purposes of the new plan are employees who elect to postpone payment of their cash award under the Employee Retention Incentive Plan until after July 1, 1996.

          Employment Contracts, Termination of Employment, and Change In Control Arrangements. The Corporation has entered into the following employment agreements with the Named Executives:

          A. Messrs. Hanks, Tinstman and Zarges. Effective January 1, 1993, the Corporation entered into five-year employment agreements (January 1, 1993 through December 31, 1997) with Messrs. Tinstman and Hanks. Effective January 1, 1994, the Corporation entered into a similar five-year employment agreement with Mr. Zarges (January 1, 1994 through December 31, 1998). Pursuant to the terms of the employment agreements, Messrs. Tinstman, Hanks and Zarges are entitled to receive a minimum annual base salary of $250,000 each and to participate in the Corporation's annual bonus plan applicable to their corporate position or operating group position. They are also entitled to participate in (i) an Individual 5-Year Plan tailored to their corporate position or operating group position (for a description of such plans, see the section herein titled "Long-Term Incentive Plans. B. Individual 5-Year Plans"); (ii) the Key Executive Life Insurance Plan (which provides pre-retirement life insurance of three times base salary, inclusive of the Corporation's group plan and which provides post-retirement life insurance of one times base salary); (iii) the Key Executive Disability Insurance Plan (which provides a disability benefit of 60% of base salary and annual bonus, inclusive of all Corporation and government programs); and (iv) all other health and welfare benefits generally available to executive officers of the Corporation.

          Under the employment agreements, Messrs. Tinstman, Hanks and Zarges are also entitled to receive a severance benefit equal to twice their annual base compensation (which includes such items as, base salary in effect immediately preceding the termination of employment for Mr. Zarges and, for Messrs. Tinstman and Hanks, the greater of base salary in effect immediately preceding termination of employment or base salary in effect immediately preceding a salary reduction experienced by such individuals in February 1995, and also bonuses and participation in health and retirement programs) if their employment is terminated for a reason other than death, disability, cause, voluntary resignation under circumstances not constituting constructive termination, or the expiration of their employment agreements. Under such circumstances, the Corporation will fully vest all unvested stock options and restricted stock awards previously granted except those granted on June 30, 1995, and fully vest and immediately pay any accrued awards and bonuses. If any payments due under the employment agreements will result in liability by Messrs. Tinstman, Hanks, and Zarges for any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Corporation has agreed to pay to them an amount which (after deducting any Federal, state and local income taxes payable with respect to such amount) is sufficient to fully satisfy such tax. Messrs. Tinstman, Hanks and Zarges were awarded by the Compensation Committee on April 2, 1996, additional cash bonuses of $250,000, $150,000 and $125,000, equal to 83% , 50% and 50% of their annual base salaries, respectively, payment of which is conditioned upon the successful reorganization of the Corporation.

   B. Mr. Slavich. Effective April 9, 1995, the Corporation entered into a four-year employment agreement (March 8, 1995 through March 7, 1999) with Mr. Slavich. Pursuant to the terms of the agreement, Mr. Slavich is entitled to receive an annual base salary of $300,000 and to participate in the Corporation's annual bonus plan applicable to his corporate position. He was also granted options to purchase 100,000 shares of the Corporation's common stock under the Stock Compensation Plan at an exercise price of $8.00 per share, which options vested immediately. Mr. Slavich is also entitled to participate in
(i) the Key Executive Life Insurance Plan (ii) the Key Executive Disability Insurance Plan and (iii) all other health and welfare benefits generally available to executive officers of the Corporation.

   Under the agreement, Mr. Slavich is also entitled to receive a severance benefit equal to twice his annual base salary if his employment is terminated for a reason other than death, disability, cause, voluntary resignation under circumstances not constituting constructive termination, or the expiration of his employment agreement. Mr. Slavich was awarded by the Compensation Committee on April 2, 1996, an additional cash bonus of $150,000 equal to 50% of his annual base salary, payment of which is conditioned upon the successful reorganization of the Corporation.

                                     III-11

   C. Mr. Chi. On April 2, 1996, the Compensation Committee authorized the Company to enter into an employment agreement with Mr. Chi extending through December 31, 1998. Under the terms of such employment agreement, should Mr. Chi experience an involuntary termination of employment, other than for cause, he would be entitled to receive a severance benefit equal to 18 months of his base compensation. Mr. Chi was awarded by the Compensation Committee on April 2, 1996, an additional cash bonus of $67,500 equal to 30% of his annual base salary, payment of which is conditioned upon the successful reorganization of the Corporation.

   D. Mr. Agee. On April 2, 1991, the Corporation entered into a five-year employment agreement (April 2, 1991 through December 31, 1995) with Mr. Agee. Pursuant to the terms of the employment agreement, Mr. Agee was entitled to receive a minimum annual base salary of $750,000 and was to be considered for an annual bonus of at least 50% of his base salary, with the actual bonus determined by the Compensation Committee after an assessment of the Corporation's financial performance and Mr. Agee's strategic accomplishments. He was also entitled to participate in (i) the CEO 5-Year Plan, (ii) the Key Executive Life Insurance Plan (which provides pre-retirement life insurance of three times base salary, inclusive of the Corporation's group plan and which provides post-retirement life insurance of one times base salary), (iii) the Key Executive Disability Insurance Plan (which provides a disability benefit of 60% of base salary and annual bonus, inclusive of all Corporation and government programs), and (iv) all other health and welfare benefits generally available to executive officers of the Corporation. Upon retirement at age 65, he was to be entitled to receive a retirement benefit of 45% of his final average compensation, less any benefits provided under the Corporation's frozen MKRP Benefit and Standard SRBA Benefit. Lesser benefits were payable if he retired before age 65.

   Under the employment agreement, Mr. Agee was also entitled to receive a severance benefit equal to twice his base compensation (which includes such items as base salary, bonuses and participation in health and retirement programs) if his employment was terminated for a reason other than death, disability, cause (as defined in such agreement), voluntary resignation under circumstances not constituting constructive termination or the expiration of the employment agreement. Under such circumstances, the Corporation was to fully vest all unvested stock options and restricted stock awards previously granted and fully vest and immediately pay any accrued awards and bonuses. Finally, if any payments due under the employment agreement were to result in liability to Mr. Agee for any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the Corporation has agreed to pay him an amount which (after deducting any Federal, state and local income taxes payable with respect to such amount) would be sufficient to fully satisfy such tax. Under the employment agreement, if Mr. Agee's employment were terminated for death, disability, cause, as defined in the employment agreement, voluntary resignation not constituting constructive termination, or upon expiration of the agreement, Mr. Agee would not be entitled to any of the benefits described above.

   Pursuant to a settlement reached with Mr. Agee in September of 1995, Mr. Agee has waived his right to all compensation, including salary, bonuses, unvested stock options, unvested restricted stock, and pensions, with the following exceptions: (i) Mr. Agee will receive an annual supplemental employee retirement pension plan payment of $99,750 per year, offset by any payments from the Corporation's frozen Retirement Plan, for the remainder of his life, with a right of survivorship for the term of his wife's life; (ii) Mr. Agee received payment of the balance remaining in his deferred compensation plan account, equal to $367,062.30; (iii) the Corporation was to reimburse Mr. Agee for medical continuation payments made by him during the period from March 1, 1995 through December 31, 1995; (iv) continued coverage will be provided under the Corporation's comprehensive medical, health and dental insurance benefit plan for Mr. Agee and his dependents (the Corporation will pay all costs associated with such medical, health and dental insurance benefits and will report the actuarial value of the coverage as income to Mr. Agee); and (v) the Corporation agreed to advance legal fees and expenses and to indemnify Mr. Agee in connection with any claims brought against him by reason of, or arising out of, his tenure at the Corporation.

   E. Mr. Salci. Effective March 22, 1994, the Corporation entered into a five-year employment agreement (March 22, 1994 through March 21, 1999) with Mr. Salci. Pursuant to the terms of the employment agreement, Mr. Salci was entitled to receive a minimum annual base salary of $250,000 and to participate in the Corporation's annual bonus plan applicable to his operating group position. He was also entitled to participate in (i) an Individual 5-Year Plan tailored to his operating group position (for a description of such plans, see the section herein titled "Long-Term Incentive Plans. B. Individual 5-Year Plans"); (ii) the Key Executive Life Insurance Plan (iii) the Key Executive Disability Insurance Plan and (iv) all other health and welfare benefits generally available to executive officers of the Corporation. In addition, a recommendation was to be made to the Compensation Committee that Mr. Salci be granted options to purchase 25,000 shares of the Corporation's common stock under the Corporation's Stock Compensation Plan, which option would vest over a four-year period, and 20,000 restricted shares of the Corporation's common stock under the Stock Compensation Plan, which award would vest immediately with respect to 20% of the shares, with the remaining shares vesting in four equal increments over the first, second, third and fourth anniversaries of the date of grant. The Corporation was also to provide

                                     III-12

Mr. Salci with a Deferred Compensation Agreement intended to compensate Mr. Salci for those pension benefits provided by his previous employer that he forfeited as a result of his resignation from that corporation.

   Under the employment agreement, Mr. Salci was also entitled to receive a severance benefit equal to twice his annual base compensation (which includes such items as base salary in effect immediately preceding the termination of employment, bonuses and participation in health and retirement programs) upon termination of his employment for a reason other than death, disability, cause, voluntary resignation under circumstances not constituting constructive termination, or the expiration of his employment agreement. Under such circumstances, the Corporation would fully vest all unvested stock options and restricted stock awards previously granted, and fully vest and immediately pay any accrued awards and bonuses. If any payments due under the employment agreement would result in liability by Mr. Salci for an excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended, the Corporation agreed to pay to him an amount which (after deducting any Federal, state and local income taxes payable with respect to such amount) is sufficient to fully satisfy such tax.

   Mr. Salci's employment with the Corporation constructively terminated on October 20, 1995, in connection with the divestiture of the Corporation's transit operations. Pursuant to the terms of his employment agreement, Mr. Salci will receive his base compensation for a period of two years, including continued participation in the Corporation's Key Executive Long-Term Disability Insurance Plan, and immediate and full vesting of his unvested stock options and restricted stock. Since he immediately began work with American Passenger Rail Car Company, L.L.C. upon his termination from the Corporation, he is no longer eligible to participate in the Corporation's health and retirement plans.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Voting Securities and Principal Holders Thereof. The Company knows of no person (as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who beneficially owns more than 5% of the Company's common stock.

   The following table shows beneficial ownership as of February 14, 1996 of the common stock of the Company and its subsidiaries for all directors of the Company, Named Executives, and directors and executive officers of the Company as a group. Unless otherwise noted, the amount beneficially owned in column (2) below reflects shares for which the beneficial owner has sole voting power and sole investment power.

- --------------------------------------------------------------------------------------------------
                                      Common Stock of the Company
- --------------------------------------------------------------------------------------------------
         (1)                          (2)                            (3)                  (4)
                                Amount & Nature         Options to  Purchase Shares
       Name of             of Beneficial Ownership/1/          Within 60 Days            % of
  Beneficial Owner      (Including Options in Column/3/)   of February 14, 1996         Class
- --------------------------------------------------------------------------------------------------
Directors
Lindsay E. Fox                      12,000                          12,000                  *
Christopher B. Hemmeter             12,000                          12,000                  *
Peter S. Lynch                      19,000                          12,000                  *
Robert A. McCabe                    12,806                          12,000                  *
Robert S. Miller, Jr.              124,000                         104,000                  *
Gerard R. Roche                     12,000                           8,000                  *
John W. Rogers, Jr.                 14,500                          12,000                  *
Robert A. Tinstman                 218,345/2/                      154,602                  *
Named Executives
William J. Agee/3/                  19,000/4/                            0                  *
Steven Y. Chi                       31,944/5/                       26,238                  *
Stephen G. Hanks/6/                248,325/7/                      178,702                  *
Larry E. Salci                           0                               0                  *
Denis M. Slavich                   132,276/8/                      100,000                  *
Thomas H. Zarges                    55,731/9/                       19,000                  *
All Directors and
 Executive Officers
as a Group (16)10                  960,685/11/                     653,554                2.85%

- -----------------------------
*Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

/1/For purposes of this table, shares are considered to be "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities; and a person is considered to be the beneficial owner of shares if that person has the right to acquire the beneficial ownership of the shares within 60 day of February 14, 1996.

/2/Mr. Tinstman shares voting power with the Corporation's 401(k) Savings Plan trustee as to 3,425 shares owned pursuant to such plan; shares voting and dispositive power with his wife as to 4,036 shares; and has no dispositive power as to 31,334 unvested shares of restricted stock granted under the Corporation's Stock Compensation Plan.

/3/Amounts included in this table for Mr. Agee are based on best records available to the Corporation.

/4/Amount represents 19,000 shares issued in the name of The Semper Charitable Foundation of which Mr. Agee is a director and, as such, shares voting and dispositive power with one other director over such shares.



                                     III-13

/5/Mr. Chi shares voting power with the Corporation's 401(k) Savings Plan trustee as to 1,190 shares owned pursuant to such plan; and has no dispositive power as to 2,500 unvested shares of restricted stock granted pursuant to the Corporation's Stock Incentive Plan.

/6/Mr. Hanks also has the right to acquire 25,000 shares of common stock in MK Rail Corporation, a majority owned subsidiary of the Corporation, which amount represents less than one percent of the class.

/7/Mr. Hanks shares voting power with the Corporation's 401(k) Savings Plan trustee as to 3,124 shares owned pursuant to such plan; has no dispositive power as to 16,000 unvested shares of restricted stock granted pursuant to the Corporation's Stock Incentive Plan; and has no dispositive power as to 31, 334 unvested shares of restricted stock granted under the Corporation's Stock Compensation Plan.

/8/Mr. Slavich shares voting power with the Corporation's 401(k) Savings Plan trustee as to 942 shares owned pursuant to such plan; and has no dispositive power as to 31, 334 unvested shares of restricted stock granted under the Corporation's Stock Compensation Plan.

/9/Mr. Zarges shares voting power with the Corporation's 401(k) Savings Plan trustee as to 1,679 shares owned pursuant to such plan; has no dispositive power as to 2,500 unvested shares of restricted stock granted pursuant to the Corporation's Stock Incentive Plan; and has no dispositive power as to 29,862 unvested shares of restricted stock granted pursuant to the Corporation's Stock Compensation Plan.

/10/In addition to the shares of MK Rail Corporation beneficially owned by Mr. Hanks (see footnote 6), executive officers of the Corporation beneficially own 13,200 shares of MK Rail Corporation common stock, a majority owned subsidiary of the Corporation, which amount includes the right to acquire 10,000 shares and represents less than one percent of the class.

/11/The directors and executive officers as a group share voting power with the Corporation's 401(k) Savings Plan trustee as to 17,719 shares owned pursuant to such plan; have no dispositive power as to 21,000 unvested shares of restricted stock granted pursuant to the Corporation's Stock Incentive Plan ; and have no dispositive power as to 181,707 unvested shares of restricted stock granted pursuant to the Corporation's Stock Compensation Plan.

      Change in Control. See the disclosure under Item 1. "Recent Developments".

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

          Transactions with Management and Certain Business Relationships. There are no directors or executive officers of the Corporation who were, at any time during the last three completed fiscal years, parties to any transactions in excess of $60,000 to which the Corporation or any of its subsidiaries was a party or who had any other business relationships with the Corporation or any of its subsidiaries required to be disclosed in Item 13.

          Indebtedness of Management. Mr. Tinstman previously entered into promissory notes with the Company in connection with the exercise of a portion of his options to purchase the Company's common stock. Pursuant to such notes, payment of the exercise price for each purchase is deferred over twenty quarters with interest on the principal balance of six percent per annum. The notes are collateralized by the shares of the Corporation's common stock which were purchased by Mr. Tinstman upon each option exercise. In 1993, the largest aggregate amount of indebtedness owed by Mr. Tinstman to the Corporation was $62,929 with a current balance owing at April 5, 1996 of $8,841. No other director or executive officer of the Corporation has been indebted to the Corporation at any time since the beginning of the last three completed fiscal years in an amount in excess of $60,000.

                                     III-14

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON
         FORM 8-K.

                                                                       PAGE(S)
(a)  Documents filed as a part of this Annual Report on Form 10-K.

     1. The Consolidated Financial Statements, together with the report thereon of Deloitte & Touche, LLP dated April 12, 1996, are included in Part II, Item 8 of this Annual Report on Form 10-K

         Independent Auditors' Report                                  II-19

         Consolidated Statements of Operations for years ended
         December 31, 1995, 1994, and 1993                             II-20

         Consolidated Balance Sheets at December 31, 1995
         and 1994                                                  II-21, II-22

         Consolidated Statements of Cash Flows for years ended
         December 31, 1995, 1994 and 1993                              II-23

         Consolidated Statements of Stockholders' Equity
         (Deficiency) for years ended December 31, 1995, 1994
         and 1993                                                      II-24

         Notes to Consolidated Financial Statements                 II-25- II-44

     2. Financial Statement Schedule as of December 31, 1995 and 1994 included in Part IV of this Annual Report on Form 10-K

         Valuation and Qualifying Accounts                             IV-3

         Financial statement schedules not listed above are omitted because they are not required or are not applicable, or the required information is given in the financial statements including the notes thereto.
         Captions and column headings have been omitted where not applicable.

     3.  Exhibits

         The exhibits to this Annual Report on Form 10-K are listed in the Exhibit Index contained else-where in this Annual Report.

(b)      Reports on Form 8-K.

         The registrant filed a current report on Form 8-K dated October 17, 1995 to report that it had reached an agreement to transfer substantially all of the assets, certain liabilities, contract operations and management of its Transit segment to American Passenger Rail Car Company, L.L.C., ("Amerail") a newly-formed company wholly-owned by persons not affiliated with the registrant. The registrant has accounted for the disposition of Transit as a discontinued operation. In connection with the disposition of Transit, the registrant and certain of its creditors agreed to (i) reduce the maximum secured borrowing amount under the registrant's bridge loan from $129 million to $100 million, (ii) replace the registrant's standby letter of credit supporting Transit's performance under a contract with the Metra Transit Authority with the registrant's guaranty of Amerail's reimbursement obligations to the same bank creditors under a replacement letter of credit and a new $141 million credit facility for Amerail to support performance of the Metra contract and (iii) enter into a reimbursement agreement with its bonding company pursuant to which the registrant's reimbursement obligation to its bonding company for the bonding company's losses in connection with certain non-Metra contracts was capped at approximately $31 million. In addition, the registrant completed the sale of its North Pacific Operations on September 22, 1995 for $17 million in cash.

         The registrant filed a current report on Form 8-K dated November 15, 1995 to report that preliminary results of operations for the quarter ended September 30, 1995 were expected to result in an after-tax loss from continuing operations of $37 million and an after-tax loss from discontinued operations of approximately $68 million for a consolidated net loss of approximately $105 million.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Corporation has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized on April 14, 1996.

Morrison Knudsen Corporation

By  /s/ R.A.Tinstman
    ------------------------------------------------------
    R.A. Tinstman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report has been signed below on April 14, 1996 by the following persons on behalf of the Corporation in the capacities indicated.

                                      President and Chief Executive Officer and
                                                         Director
/s/ R.A. Tinstman                            (Principal Executive Officer)
- -----------------------------
R.A. Tinstman
                                          Executive Vice President and Chief
                                                    Financial Officer
/s/ D.M. Slavich                             (Principal Financial Officer)
- -----------------------------
D.M. Slavich
                                              Vice President and Controller
/s/ G.A. Crockett                            (Principal Accounting Officer)
- -----------------------------
G.A. Crockett

                                                          Director
- -----------------------------
L.E. Fox

/s/ C.B. Hemmeter*                                        Director
- -----------------------------
C.B. Hemmeter

/s/ P.S. Lynch*                                           Director
- -----------------------------
P.S. Lynch

/s/ R.A. McCabe*                                          Director
- -----------------------------
R.A. McCabe

/s/ R.S. Miller, Jr.*                                     Director
- -----------------------------
R.S. Miller, Jr.

/s/ J.W. Rogers, Jr.*                                     Director
- -----------------------------
J.W. Rogers, Jr.

/s/ G.R. Roche*                                           Director
- -----------------------------
G.R. Roche

* Stephen G. Hanks, by signing his name hereto, does hereby sign this Annual Report on Form 10-K on behalf of each of the above-named officers and directors of Morrison Knudsen Corporation, pursuant to powers of attorney executed on behalf of each such officer and director.

*By  /s/ S.G. Hanks
     ----------------------------------------------
     S.G. Hanks, Attorney-in-fact

                         MORRISON KNUDSEN CORPORATION
          SCHEDULE II. VALUATION AND QUALIFYING AND RESERVE ACCOUNTS

                 For the Years Ended December 31, 1995 and 1994
                             (Thousands of dollars)


 Allowance for Doubtful Notes and Accounts Receivables Deducted in the Balance
                         Sheet from Accounts Receivable

                        Balance at   Provisions               Balance at
                        Beginning    Charged to                 End of
Year Ended               of Year     Operations   Deductions    Period
- -------------------------------------------------------------------------
December 31, 1995        $(16,156)    $ (1,746)      $5,098    $(12,804)
December 31, 1994 (1)      (1,179)     (15,411)         434     (16,156)
December 31, 1993 (1)      (1,148)        (778)         747      (1,179)
Deferred Income Tax Asset Valuation Allowance Deducted in the Balance Sheet from
                             Deferred Income Taxes

                        Balance at  Provisions                Balance at
                        Beginning   Charged to                  End of
Year Ended               of Year    Operations    Deductions    Period
- -------------------------------------------------------------------------
December 31, 1995        $(127,594)   $(109,408)          --   $(237,002)
December 31, 1994 (1)           --     (127,594)          --    (127,594)
Accruals for Estimated Losses on Uncompleted Contracts Reflected in the Balance
                                     Sheet

                      Balance at   Provisions               Balance at
                      Beginning    Charged to                 End of
Year Ended             of Year     Operations   Deductions    Period
- -------------------------------------------------------------------------
December 31, 1995      $(38,110)    $(12,444)     $28,581    $(21,973)
December 31, 1994          (930)     (39,400)       2,220     (38,110)
December 31, 1993        (7,091)      (1,869)       8,030        (930)
    Accruals for Estimated Losses on Uncompleted Contracts Deducted in the
        Balance Sheet from Investments in and Advances to Construction
                                Joint Ventures

                       Balance at  Provisions               Balance at
                       Beginning   Charged to                 End of
Year Ended              of Year    Operations   Deductions    Period
- -------------------------------------------------------------------------
December 31, 1995        $(31,861)    $(16,800)     $35,680    $(12,981)
December 31, 1994 (1)      (2,569)     (29,292)          --     (31,861)
December 31, 1993 (1)        (216)      (2,569)         216      (2,569)

(1) Amounts restated to give effect to the recognition of MK Rail Corporation and Transit as discontinued operations.

                         MORRISON KNUDSEN CORPORATION
                                 EXHIBIT INDEX

Copies of exhibits will be supplied upon request. Exhibits will be provided at a fee of $.25 per page requested.

   Exhibits marked with an asterisk are filed herewith, the remainder of the exhibits have heretofore been filed with the Commission and are incorporated by reference.

Exhibit
Number  Exhibits
- ------  --------

3.1 The registrant's Restated Certificate of Incorporation, including all amendments thereto (filed as Exhibit 4.1 to Form S-3 Registration Statement No. 33-55402 filed on December 4, 1992 and incorporated herein by reference.)

3.2 The registrant's Restated By-Laws, including all amendments thereto (filed as Exhibit 3.2 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

4.1.1 The registrant's Rights Agreement dated as of June 12, 1986 (the "Rights Agreement") with Bank of America National Trust and Savings Association, as Rights Agent (filed as Exhibit 2.1 to Registration Statement on Form 8-A filed on June 25, 1986 and incorporated herein by reference).

4.1.2 Amendment dated as of July 7, 1988 to the registrant's Rights Agreement with Bank of America National Trust and Savings Association (filed as
        Exhibit 28 to Form 8-K Current Report dated July 7, 1988 and incorporated herein by reference.)

4.1.3 Second Amendment dated as of December 23, 1994 to the registrant's Rights Agreement with Norwest Bank Minnesota, N.A., as Successor Rights Agent (filed as part of Exhibit 4.1 to Form 10K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

4.1.4 Third Amendment effective as of August 1, 1995 to the registrant's Rights Agreement with Norwest Bank Minnesota, N.A., as Successor Rights Agent to Bank of America National Trust and Savings Association (filed as Exhibit 4.1 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.1.5* Fourth Amendment dated as of April 10, 1996 to the registrant's Rights Agreement with Norwest Bank Minnesota, N.A., as Successor Rights Agent to Bank of America National Trust and Savings Association.

4.2 The form of Warrant to Purchase 9,415,696 Shares of Common Stock of the registrant by the financial institutions named therein (filed as Exhibit
        4.6 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.3 The form of Warrant to Purchase 4,613,695 Shares of Common Stock of the registrant by the financial institutions named therein (filed as Exhibit
        4.7 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.4 The form of Warrant to Purchase 830,039 of Common Stock of the registrant by Fidelity and Deposit Company of Maryland and certain cosureties and other reinsurers (filed as Exhibit 4.8 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.5 The registrant's Registration Rights Agreement dated as of July 31, 1995 with certain financial institutions in connection with Warrants to Purchase 14,029,391 shares of Common Stock of the registrant (filed as Exhibit 4.11 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.6 The registrant's Registration Rights Agreement dated as of July 31, 1995 with Fidelity and Deposit Company of Maryland and certain cosureties and other reinsurers in connection with Warrants to Purchase 830,039 shares of Common Stock of the registrant (filed as Exhibit 4.12 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.7 The registrant's amended standby letter of credit and reimbursement agreement dated as of August 4, 1992 with Bank of America National Trust and Savings Association, as Agent, and other financial institutions with combined commitments of the banks in the aggregate amount of $190 million (filed as Exhibit 4.4 to Form 10K/A Annual Report for year ended December 31, 1993 filed on April 13, 1995 and incorporated herein by reference.)

4.8 The registrant's Revolving Credit Agreement with Bank of America National Trust and Savings Association, as Agent, and other financial institutions named therein (filed as Exhibit 4.5 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

Exhibit
Number  Exhibits
- ------  --------

4.9 The registrant's Security Purchase Agreement dated as of July 31, 1995 with Mellon Bank, N.A., as Agent, and other financial institutions named therein (filed as Exhibit 4.9 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.10 The registrant's Securities Purchase Agreement dated as of July 31, 1995 with Fidelity and Deposit Company of Maryland and certain cosureties and other reinsurers (filed as Exhibit 4.10 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.11 The registrant's Indemnification and Reimbursement Agreement dated as of July 31, 1995 with Fidelity and Deposit Company of Maryland and Colonial American Casualty and Surety Company (filed as Exhibit 4.13 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.12 The registrant's Guaranty dated as of July 31, 1995, with Bank of America National Trust and Savings Association, as agent, and other financial institutions named therein (filed as Exhibit 4.14 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.13 Amended and Restated Override Agreement dated as of October 10, 1995, among the registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, The Banks and Other Financial Institutions named therein, Mellon Bank, N.A., as Agent, and Bank of America National Trust and Savings Association, as Metra Agent (filed as Exhibit 4.1 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

4.14 The registrant's Amended and Restated Credit Agreement dated as of July 31, 1995 with Mellon Bank, N.A., as Administrative Agent and Co-Agent, and Bank of America National Trust and Savings Association, as Co-Agent, and other financial institutions named therein with combined commitments of the banks in the aggregate of $129 million (filed as Exhibit 4.3 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated hereby by reference.)

4.15 First Amendment dated as of October 10, 1995 to the Amended and Restated Credit Agreement dated as of July 31, 1995, among the registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, the banks and other financial institutions named on Schedule A therein ("Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders, and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as coagents for the Lenders (filed as Exhibit 4.2 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

4.16* Second Amendment dated as of January 18, 1996 to the Amended and Restated Credit Agreement dated as of July 31, 1995, among the registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, the banks and other financial institutions named on Schedule A therein ("Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders, and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as coagents for the Lenders.

4.17* Third Amendment dated as of March 31, 1996 to the Amended and Restated Credit Agreement dated as of July 31, 1995, among the registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, the banks and other financial institutions named on Schedule A therein ("Lenders"), Mellon Bank, N.A., as administrative agent for the Lenders, and Mellon Bank, N.A. and Bank of America National Trust and Savings Association as coagents for the Lenders

4.18 Reimbursement Agreement dated as of October 10, 1995, among the registrant, Morrison Knudsen Corporation, an Ohio Corporation and a wholly owned subsidiary of registrant, and each of the affiliates of the registrant listed on the signature pages thereof, to and for the benefit of Fidelity and Deposit Company of Maryland (filed as Exhibit 4.3 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

4.19 Guaranty dated as of October 10, 1995 by Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, in favor of Bank of America National Trust and Savings Association, as Metra Agent, guarantying the obligations of American Passenger Rail Car Company, L.L.C. under that certain Revolving Credit Agreement dated as of October 10, 1995 among American Passenger Rail Car Company, L.L.C., Bank of America National Trust and Savings Association and the Lenders identified therein (filed as Exhibit 4.4 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

Exhibit
Number  Exhibits
- ------  --------

4.20 New Bonds Agreement dated as of October 10, 1995, by and among the registrant, Fidelity and Deposit Company of Maryland, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, and the entities listed on Annex A thereto (filed as Exhibit
        4.5 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

4.21* Amendment dated as of March 29, 1996 to the New Bonds Agreement dated as of October 10, 1995, by and among the registrant, Fidelity and Deposit Company of Maryland, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, and the entities listed on Annex A thereto.

4.22 The registrant agrees to provide the Securities and Exchange Commission, upon request, with copies of instruments defining the rights of holders of other long-term debt of the registrant.

10.1 Form of Guaranty by the registrant, as Guarantor, in favor of Morgan Guaranty Trust Company of New York, as Trustee (filed as Exhibit 4.2 to Amendment No. 1 to Form S-3 Registration Statement No. 33-50046 filed on October 30, 1992 and incorporated herein by reference.)

10.2 Form of Indenture of Trust between the City of San Diego and Morgan Guaranty Trust Company of New York, as Trustee (filed as Exhibit 4.3 to Amendment No. 1 to Form S-3 Registration Statement No. 33-50046 filed on October 30, 1992 and incorporated herein by reference.)

10.3 Form of Loan Agreement between the City of San Diego and National Steel and Shipbuilding Company (filed as Exhibit 4.4 to Amendment No. 1 to Form S-3 Registration Statement No. 33-50046 filed on October 30, 1992 and incorporated herein by reference.)

10.4 Transfer Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.4 to Form 10-Q Quarterly Report for quarter ended June 30, 1994 and incorporated herein by reference.)

10.5 Environmental Liability Transfer Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.5 to Form 10-Q Quarterly Report for quarter ended June 30, 1994 and incorporated herein by reference.)

10.6 Tax Matters Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.6 to Form 10-Q Quarterly Report for quarter ended June 30, 1994 and incorporated herein by reference.)

10.7 Employee Transfer and Benefits Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.7 to Form 10-Q Quarterly Report for quarter ended June 30, 1994 and incorporated herein by reference.)

10.8 Indemnification Agreement dated October 20, 1994 between Morrison Knudsen Corporation, an Ohio corporation, and MK Rail Corporation (filed as Exhibit 10.1 to Form 10-Q Quarterly Report for quarter ended September 30, 1994 and incorporated herein by reference.)

10.9 The registrant's Global Settlement Agreement dated as of June 15, 1995 with MK Rail Corporation (filed as Exhibit 10.10 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.10 Form of Note Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.11 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.11 Form of Mutual Release between the registrant and MK Rail Corporation (filed as Exhibit 10.12 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.12 Form of Indemnification Agreement between the registrant and MK Rail Corporation (filed as Exhibit 10.13 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.13 The registrant's Share Purchase Agreement dated as of June 15, 1995 with MK Rail Corporation (filed as Exhibit 10.14 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.14 Shareholders Agreement dated December 18, 1993 among Morrison Knudsen BV, a wholly owned subsidiary of the registrant, Lambique Beheer BV and Ergon Overseas Holdings Limited (filed as Exhibit 10.15 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.) [Subject to Freedom of Information Act request for confidential treatment.]

10.15 The registrant's Agreement of Indemnity dated July 1, 1992 with Fidelity and Deposit Company of Maryland and Amendment thereto dated March 3, 1995 (filed as Exhibit 10.16 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

Exhibit
Number  Exhibits
- ------  --------
10.16* Amendment dated September 21, 1995 to the registrant's Agreement of Indemnity dated July 1, 1992, as amended, with Fidelity and Deposit Company of Maryland.

10.17 Agreement of Indemnity dated February 1, 1995 between MK Rail Corporation and Fidelity and Deposit Company of Maryland (filed as
        Exhibit 10.17 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.18 Stock Purchase Agreement dated as of May 12, 1995 between the registrant and Leucadia National Corporation, as amended by Amendment No. 1 to Stock Purchase Agreement dated as of May 17, 1995, Amendment No. 2 to Stock Purchase Agreement dated as of May 22, 1995, and Amendment No. 3 to Stock Purchase Agreement dated as of May 24, 1995 (filed as Exhibit
        10.18 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.19 Stock Purchase Agreement dated as of June 2, 1995 between the registrant and Western Acquisition Corp (filed as Exhibit 10.19 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.20 The registrant's Forbearance Agreement dated as of June 30, 1995, with Mellon Bank, N.A., United States National Bank of Oregon and Emkay Development Company, Inc., a wholly owned subsidiary of registrant (filed as Exhibit 10.1 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated herein by reference.)

10.21 Asset Purchase Agreement dated as of October 10, 1995 by and among the registrant, American Passenger Rail Car Company, L.L.C., Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, and the entities listed on Schedule 1 thereto (filed as Exhibit 10.1 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

10.22 Stock Purchase Agreement dated as of September 21, 1995, by and between the registrant, Morrison Knudsen Corporation, an Ohio corporation and a wholly owned subsidiary of registrant, and Tutor-Saliba Corporation, a California corporation (filed as Exhibit 10.2 to Form 8-K Current Report dated October 17, 1995 and incorporated herein by reference.)

10.23* The registrant's Withdrawal Agreement dated as of March 29, 1996 relating to the Strait Crossing Joint Venture and Strait Crossing Development, Inc.

10.24* The registrant's news release dated March 22, 1996 in connection with the registrant's sale of all of its shares in McConnell Dowell Corporation Limited.

10.25 The registrant's Securities Litigation Memorandum of Understanding between Plaintiffs and the registrant filed as Exhibit 10.1 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.26 The registrant's Securities Litigation Memorandum of Understanding between Plaintiffs and the Individual Defendants (filed as Exhibit 10.2 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.27 The registrant's Derivative Litigation Memorandum of Understanding (filed as Exhibit 10.3 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.28 The MK Rail Corporation Securities Litigation Memorandum of Understanding among Plaintiffs, the Underwriter Defendants, MK Rail Corporation and the registrant (filed as Exhibit 10.4 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.29 The MK Rail Corporation Securities Litigation Memorandum of Understanding between Plaintiffs and the Individual Defendants (filed as
        Exhibit 10.5 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.30 The MK Rail Corporation Derivative Litigation Memorandum of Understanding (filed as Exhibit 10.6 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.31 Separation Agreement dated September 20, 1995 between the registrant and William J. Agee (filed as Exhibit 10.7 to Form 8-K Current Report dated September 20, 1995 and incorporated herein by reference.)

10.32* The registrant's Securities Litigation Stipulation of Settlement dated as of 9/11/95.

Exhibit
Number  Exhibits
- ------  --------
10.33* The registrant's Securities Litigation Final Judgement and Order dated as of 12/1/95.

10.34* The registrant's Securities Litigation Stipulation of Settlement relating to Deloitte & Touche LLP dated as of 10/1/95.

10.35* The registrant's Securities Litigation Final Judgement and Order relating to Deloitte & Touche LLP dated as of 12/1/95.

10.36* The registrant's Derivative Litigation Stipulation of Settlement dated as of 1/26/96.

10.37* The registrant's Derivative Litigation Stipulation of Settlement relating to State Board of Administration of Florida v. Morrison Knudsen Corporation, et al dated as of 11/95.

10.38*  The registrant's Settlement Agreement and Release relating to Theodore
        E. Nelson v. Morrison Knudsen Corporation dated as of 1/1/96.

10.39* MK Rail Corporation Securities Litigation Stipulation of Settlement dated as of 12/22/95.

10.40* MK Rail Corporation Securities Litigation Final Judgement and Order dated as of 3/29/96.

10.41* MK Rail Corporation Derivative Litigation Stipulation of Settlement dated as of 3/12/96.

        Management contract or compensatory plan or arrangement which is separately identified in accordance with Item 14(a) (3) of Form 10-K.

10.42 The registrant's Executive Incentive Plans for the years 1972 through 1981, inclusive (filed as Exhibit 10.2 to Form 10-K Annual Report for year ended December 31, 1990 and incorporated herein by reference.)

10.43 The registrant's 1982 Executive Incentive Plan, as amended (filed as Exhibit 10.7 to Form 10-K Annual Report for year ended December 31, 1993 and incorporated herein by reference.)

10.44 A description of the registrant's Key Executive Disability Insurance Plan (filed as Exhibit 10.12 to Form 10-K Annual Report for year ended December 31, 1992 and incorporated herein by reference.)

10.45        The registrant's Key Executive Life Insurance Plan (filed as
             Exhibit 10.13 to Form 10-K Annual Report for year ended December 31, 1992 and incorporated herein by reference.)

10.46        The registrant's Key Executive Long-Term Incentive Plan (filed as
             Exhibit 10.2 to Form 10-Q Quarterly Report for quarter ended March 31, 1991 and incorporated herein by reference.)

10.47 The registrant's Long-Term Performance Compensation Benefit Plan (filed as Exhibit 10.8 to Form 10-K Annual Report for year ended December 31, 1991 and incorporated herein by reference.)

10.48 The registrant's Long-Term Incentive Plan for Corporate Executives (filed as Exhibit 10.3 to Form 10-Q Quarterly Report for quarter ended March 31, 1994 and incorporated herein by reference.)

10.49 The registrant's Long-Term Incentive Plan for the Engineering and Construction Group (filed as Exhibit 10.4 to Form 10-Q Quarterly Report for quarter ended March 31, 1994 and incorporated herein by reference.)

10.50*       The registrant's Long-Term Incentive Plan for the Mining Group.

10.51        The registrant's Stock Incentive Plan, as amended (filed as Exhibit
             10.16 to Form 10K Annual Report for year ended December 31, 1992 and incorporated herein by reference.)

10.52 The registrant's Chief Executive Officer Incentive Plan (filed as Appendix I to Proxy Statement dated April 4, 1994 and incorporated herein by reference.)

10.53 The registrant's Stock Compensation Plan (filed as Appendix II to Proxy Statement dated April 4, 1994 and incorporated herein by reference.)

10.54 The registrant's Non-Employee Directors' Deferred Compensation Plan, as amended (filed as Exhibit 10.31 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.55 The registrant's Retirement Plan for Non-Employee Directors, as amended (filed as Exhibit 10.22 to Form 10-K Annual Report for year ended December 31, 1992 and incorporated herein by reference.)

Exhibit
Number  Exhibits
- ------  --------

10.56 The registrant's Stock Option Plan for Non-Employee Directors, as amended (filed as Exhibit 10.23 to Form 10-K Annual Report for year ended December 31, 1992 and incorporated herein by reference.)

10.57* The registrant's Amended and Restated Key Employee Retention Incentive Plan adopted on April 10, 1996.

10.58 The registrant's Retention Severance Pay Plan adopted on June 30, 1995 (filed as Exhibit 10.3 to Form 10-Q Quarterly Report for quarter ended June 30, 1995 and incorporated herein by reference.)

10.59* The registrant's First Amendment to Retention Severance Pay Plan adopted on April 10, 1996.

10.60* The registrant's 1996 Retention Severance Pay Plan adopted on April 10, 1996.

10.61* The form of registrant's Restricted Stock Agreement relating to restricted stock granted to certain employees on June 30, 1995 under the registrant's Stock Compensation Plan in connection with the registrant's financial restructuring. [A schedule listing the individuals with whom the registrant has entered into such agreements is filed herewith.]

10.62* The form of registrant's Revised Employee Benefit Agreement entered into with certain key employees in connection with the registrant's financial restructuring. [A schedule listing the individuals with whom the registrant has entered into such agreements is filed herewith.]

10.63* The form of registrant's Employment Agreement relating to extended severance benefits for certain key employees in connection with the registrant's financial restructuring. [A schedule listing the individuals with whom the registrant has entered into such agreements is filed herewith.]

10.64 Form of registrant's Indemnification Agreement (filed as Exhibit B to Proxy Statement dated March 23, 1987, and incorporated herein by reference.) [A schedule listing the individuals with whom the registrant has entered into such agreements is filed herewith.]

10.65 Form of registrant's Supplemental Retirement Benefit Agreement (filed as Exhibit 10.6 to Form 10-K Annual Report for year ended December 31, 1988 and incorporated herein by reference.) [A schedule listing the individuals with whom the registrant has entered into such agreements is filed herewith.]

10.66        The registrant's employment agreement with Robert S. Miller, Jr.
             dated as of April 1, 1995 (filed as Exhibit 10.43 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.67* The registrant's employment agreement with Robert A. Tinstman dated as of January 1, 1993 and form of amendment thereto approved on April 2, 1996.

10.68* The registrant's employment agreement with Stephen G. Hanks dated as of January 1, 1993 and form of amendment thereto approved on April 2, 1996.

10.69 The registrant's employment agreement with Denis M. Slavich dated as of March 9, 1995 (filed as Exhibit 10.44 to Form 10-K Annual Report for year ended December 31, 1994 and incorporated herein by reference.)

10.70* The registrant's employment agreement with Thomas F. Kealey dated as of July 11, 1994.

10.71* The registrant's employment agreement with Thomas H. Zarges dated as of January 1, 1994.

10.72* The registrant's employment agreement with Larry E. Salci dated as of March 22, 1994 and amendment thereto dated April 19, 1995.

21.*    Subsidiaries of the registrant.

23.*    Consent of Deloitte & Touche, independent auditors.

24.*    Powers of Attorney.

27.*    Financial Data Schedule.